FRANKLIN TEXAS TAX-FREE INCOME FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for February 6, 2003 at 10:00 a.m. Pacific time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

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                       FRANKLIN TEXAS TAX-FREE INCOME FUND
                      (A SERIES OF FRANKLIN TAX-FREE TRUST)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of Franklin Texas Tax-Free Income Fund ("Texas Fund" or the "Fund"), a series of Franklin Tax-Free Trust ("Tax-Free Trust"). The Meeting is scheduled for February 6, 2003 at 10:00 a.m. Pacific time at One Franklin Parkway, San Mateo, CA 94403. The accompanying materials describe an important proposal that may affect the future of Texas Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of Texas Fund being exchanged for those of a fund called Franklin Federal Tax-Free Income Fund ("Federal Fund"). If the shareholders of your Fund approve the proposal, you will receive shares of Federal Fund equal in value to your investment in Texas Fund. You will no longer be a shareholder of Texas Fund, and you will instead be a shareholder of Federal Fund. Texas Fund will no longer exist after the reorganization is completed.

      The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

      The Trustees recommend this transaction because the projected growth of assets of Texas Fund is not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Federal Fund has substantially similar investment goals and investment policies as Texas Fund, as well as a significantly larger asset base and historically lower expense ratios and a lower management fee than Texas Fund. The greater asset size of Federal Fund is expected to benefit the shareholders of Texas Fund through economies of scale that will result in Texas Fund shareholders immediately receiving the benefit of lower annual expense ratios. In addition, because of the larger size of Federal Fund and more stable base for asset management, shareholders may benefit from further reductions in expenses. Franklin Advisers, Inc. ("Advisers") manages both Federal Fund and Texas Fund.

      Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.


[] To ensure that your vote is counted, indicate your position on the enclosed proxy card.

[]    Sign and return your card promptly.

[]    You may also vote by telephone or over the Internet.

[] If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                                      Sincerely,

                                                  /s/ Rupert H. Johnson, Jr.
                                                      President

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                       FRANKLIN TEXAS TAX-FREE INCOME FUND
                      (A SERIES OF FRANKLIN TAX-FREE TRUST)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                         TO BE HELD ON FEBRUARY 6, 2003

To the Shareholders of Franklin Texas Tax-Free Income Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting (the "Meeting") of Franklin Texas Tax-Free Income Fund ("Texas Fund"), a series of Franklin Tax-Free Trust ("Tax-Free Trust"), will be held at One Franklin Parkway, San Mateo, CA 94403 on February 6, 2003 at 10:00 a.m. Pacific time. The Meeting is being called for the following purposes:

      1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between Tax-Free Trust, on behalf of Texas Fund, and Franklin Federal Tax-Free Income Fund ("Federal Fund") that provides for (i) the acquisition of substantially all of the assets of Texas Fund by Federal Fund in exchange for shares of Federal Fund, (ii) the distribution of such shares to the shareholders of Texas Fund, and (iii) the complete liquidation and dissolution of Texas Fund.

      2. To transact any other business, not currently contemplated, that may properly come before the meeting.

      A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement, which describes the transaction more completely.

      Shareholders of record as of the close of business on November 12, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,



                                          Murray L. Simpson
                                          Secretary
San Mateo, California
November 25, 2002

YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO TAX-FREE TRUST OR BY VOTING IN PERSON AT THE MEETING.

                           PROSPECTUS/PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


                                TABLE OF CONTENTS

                                                                            PAGE

COVER PAGE                                                                 Cover

SUMMARY                                                                        2

    What proposal am I voting on?                                              2

    How will the shareholder voting be handled?                                3

COMPARISONS OF SOME IMPORTANT FEATURES                                         3

    How do the investment goals, strategies and policies of the Funds
compare?                                                                       3

    What are the risks of an investment in the Funds?                          4

    Who manages the Funds?                                                     4

    What are the fees and expenses of each of the Funds and what might they
    be after the Transaction?                                                  6

    How do the performance records of the Funds compare?                       8

    Where can I find more financial information about the Funds?               8

    What are other key features of the Funds?                                  8

REASONS FOR THE TRANSACTION                                                   10

INFORMATION ABOUT THE TRANSACTION                                             11

    How will the Transaction be carried out?                                  11

    Who will pay the expenses of the Transaction?                             12

    What are the tax consequences of the Transaction?                         12

    What should I know about the shares of Federal Fund?                      13

    What are the capitalizations of the Funds and what might the
    capitalization be after the Transaction?                                  13

COMPARISON OF INVESTMENT GOALS AND POLICIES                                   13

    Are there any significant differences between the investment goals and
    strategies of the Funds?                                                  14

    How do the fundamental investment restrictions of the Funds differ?       14

    What are the risk factors associated with investments in the Funds?       15



                          TABLE OF CONTENTS (CONTINUED)


                                                                           PAGE

INFORMATION ABOUT FEDERAL FUND                                                16

INFORMATION ABOUT TEXAS FUND                                                  17

FURTHER INFORMATION ABOUT THE FUNDS                                           17

VOTING INFORMATION                                                            19

    How many votes are necessary to approve the Plan?                         19

    How do I ensure my vote is accurately recorded?                           19

    Can I revoke my proxy?                                                    19

    What other matters will be voted upon at the Meeting?                     20

    Who is entitled to vote?                                                  20

    What other solicitations will be made?                                    20

    Are there dissenters' rights?                                             20

PRINCIPAL HOLDERS OF SHARES                                                   20

GLOSSARY - USEFUL TERMS AND DEFINITIONS                                       21

EXHIBITS TO PROSPECTUS/PROXY STATEMENT                                        22

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FRANKLIN TAX-FREE TRUST, ON BEHALF OF FRANKLIN TEXAS TAX-FREE INCOME FUND, AND FRANKLIN FEDERAL
TAX-FREE INCOME FUND                                                         A-1

EXHIBIT B - PROSPECTUS OF FRANKLIN FEDERAL TAX-FREE INCOME FUND - CLASS A, B & C DATED SEPTEMBER 1, 2002, AS SUPPLEMENTED OCTOBER 1, 2002 (ENCLOSED)

EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN FEDERAL TAX-FREE INCOME FUND DATED APRIL 30, 2002 (ENCLOSED)



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                           PROSPECTUS/PROXY STATEMENT
                             DATED NOVEMBER 25, 2002
                          ACQUISITION OF THE ASSETS OF
                       FRANKLIN TEXAS TAX-FREE INCOME FUND
                      (A SERIES OF FRANKLIN TAX-FREE TRUST)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

                        BY AND IN EXCHANGE FOR SHARES OF
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin Texas Tax-Free Income Fund ("Texas Fund" or the "Fund"), which is a series of the Franklin Tax-Free Trust ("Tax-Free Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of Texas Fund vote to approve the Plan, substantially all of the assets of Texas Fund will be acquired by Franklin Federal Tax-Free Income Fund ("Federal Fund"), and in exchange for shares of Franklin Federal Tax-Free Income Fund - Class A ("Federal Fund Class A shares"), and Franklin Federal Tax-Free Income Fund - Class C ("Federal Fund Class C shares")

      The Meeting will be held at One Franklin Parkway, San Mateo, CA 94403 on February 6, 2003 at 10:00 a.m. Pacific time. The Board of Trustees of Tax-Free Trust, on behalf of Texas Fund, is soliciting these proxies. This
Prospectus/Proxy Statement will first be sent to shareholders on or about December 2, 2002.

      If Texas Fund shareholders vote to approve the Plan, you will receive Federal Fund Class A shares of equivalent aggregate net asset value ("NAV") to your investment in Class A shares of Texas Fund ("Texas Fund Class A shares") and Federal Fund Class C shares of equivalent aggregate NAV to your investment in Class C shares of Texas Fund ("Texas Fund Class C shares"). Texas Fund will then be liquidated and dissolved.

      Both Texas Fund and Federal Fund (the "Funds") invest primarily in municipal securities. The primary investment goal of the Funds is identical. Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Texas Fund, however, has a secondary goal of providing a maximum level of income exempt from personal state taxes, if any, for resident shareholders of the State of Texas. Because the State of Texas does not currently have a state income tax, this goal is not pursued. Federal Fund does not have a secondary goal. Franklin Advisers, Inc. ("Advisers") serves as investment adviser to both Funds.

      This Prospectus/Proxy Statement gives the information about the proposed reorganization and Federal Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Federal Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

[]    The Prospectus of Federal Fund - Class A, B & C dated September 1,
      2002, as supplemented October 1, 2002 (the "Federal Fund Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

[] The Annual Report to Shareholders of Federal Fund dated April 30, 2002, which contains financial and performance information for Federal Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

[] A Statement of Additional Information dated November 25, 2002 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Federal Fund or Tax-Free Trust at P.O. Box 997151, Sacramento, CA 95899-9983.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Federal Fund Prospectus (enclosed as Exhibit B), and the Annual Report to Shareholders of Federal Fund (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

      At a meeting held on September 10, 2002, the Board of Trustees of Tax-Free Trust, on behalf of Texas Fund, considered a proposal to merge Texas Fund into Federal Fund, approved the Plan and voted to recommend that shareholders of Texas Fund vote to approve the Plan. If shareholders of Texas Fund vote to approve the Plan, it will result in the transfer of substantially all of Texas Fund's assets to Federal Fund, in exchange for shares of Federal Fund of equivalent aggregate NAV. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Federal Fund shares that you receive will likely be different than the number of Texas Fund shares you held. After shares of Federal Fund are distributed to Texas Fund shareholders, Texas Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Texas Fund and will become a shareholder of Federal Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Your Class A or Class C shares of Texas Fund will be exchanged for Class A or Class C shares of Federal Fund of equivalent aggregate NAV.

      Advisers manages both Funds. The Funds have identical primary investment goals and similar investment policies. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of Tax-Free Trust, on behalf of Texas Fund, has determined that the Transaction is in the best interests of the shareholders of Texas Fund. The Board of Trustees of Tax-Free Trust and the Board of Directors of Federal Fund also concluded that no dilution in value would result to the shareholders of Texas Fund or Federal Fund as a result of the Transaction.

      It is expected that Texas Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of their exchange of shares for Federal Fund shares. You should, however, consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information about the Transaction - What are the tax consequences of the Transaction?"

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders who own shares at the close of business on November 12, 2002 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the shares of Texas Fund outstanding and entitled to vote must be voted in favor of the Plan.

      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

      You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

      Both Texas Fund and Federal Fund invest primarily in municipal securities. Each Fund's investment goal is identical - to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Texas Fund has a secondary investment goal of providing a maximum level of income exempt from personal state taxes, if any, for shareholder residents of the State of Texas. However, because the State of Texas does not currently have a state income tax, this goal is not pursued. Should the State of Texas institute an income tax, income generated by Federal Fund would be subject to such a tax. Federal Fund does not have a secondary investment goal.

      Although both Texas Fund and Federal Fund (the "Funds") focus on investments in municipal securities, there are differences in the strategies pursued by each Fund.

      The main difference between the strategies of Texas Fund and Federal Fund is that unlike Federal Fund, Texas Fund mainly invests in the municipal securities of Texas. In addition, Texas Fund may only invest up to 35% of its assets in municipal securities of U.S. territories whereas Federal Fund has no such stated limit.

      For more information about the investment goals and policies of Texas Fund and Federal Fund, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      Investments in Federal Fund and Texas Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in municipal securities.

      The risks associated with an investment in each Fund are similar and include interest rate, credit, income, call, municipal market, when-issued transactions, and state and territory economic conditions. Because Texas Fund concentrates its investments in Texas municipal securities, it is subject to greater risk than Federal Fund, which more widely diversifies its investments among municipal issuers.

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of Tax-Free Trust (in the case of Texas
Fund) and the Board of Directors of Federal Fund. Each Fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Tax-Free Trust was organized as a Massachusetts business trust on September 14, 1984 and is registered with the SEC. Federal Fund was organized as a California corporation on January 7, 1982 and also is registered with the SEC.

      Advisers is the investment manager of both Texas and Federal Funds. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 156 U.S.-based funds or series. They have over $252 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      The team responsible for both Funds' day-to-day management is:

      Sheila Amoroso, Senior Vice President of Advisers Ms. Amoroso has been an analyst or portfolio manager of both Funds since 1987. She is the Co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

      Francisco Rivera, Vice President of Advisers Mr. Rivera has been an analyst or portfolio manager of both Funds since 1996. He joined Franklin Templeton Investments in 1994.

      John Wiley, Vice President of Advisers Mr. Wiley has been an analyst or portfolio manager of both Funds since 1991. He joined Franklin Templeton Investments in 1989.


      Federal Fund has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:

---------------------------------------------------------------
ANNUAL RATE       NET ASSETS
---------------------------------------------------------------
0.625%            First $100 million
0.500%            Over $100-250 million
0.450%            Over $250 million-10 billion
0.440%            Over $10-12.5 billion
0.420%            Over $12.5-15 billion
0.400%            Over $15-17.5 billion
0.380%            Over $17.5-20 billion
0.360%            Over $20 billion
---------------------------------------------------------------

      Texas Fund also has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:

---------------------------------------------------------------
ANNUAL RATE       NET ASSETS
---------------------------------------------------------------
0.625%            First $100 million
0.500%            Over $100-250 million
0.450%            Over $250 million
---------------------------------------------------------------

    For both Funds, Advisers pays an administration fee to FT Services equal to:

---------------------------------------------------------------
ANNUAL RATE       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------
0.150%            First $200 million
0.135%            Over $200-700 million
0.100%            Over $700 million-1.2 billion
0.075%            Over $1.2 billion
---------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

      The table below describes the fees and expenses of the Funds for the 12-month period ended April 30, 2002.

                                  FEE TABLE FOR
                           TEXAS FUND AND FEDERAL FUND

                                               ACTUAL+          PROJECTED++
                                        ----------------------------------------

                                                                     FEDERAL
                                                                      FUND-
                                           TEXAS      FEDERAL        CLASS A
                                           FUND-       FUND-          AFTER
                                          CLASS A     CLASS A      TRANSACTION
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge (Load)
 (as a percentage of Offering Price)       4.25%        4.25%           4.25%
   Load imposed on purchases               4.25%        4.25%           4.25%
   Maximum deferred sales charge
   (Load)/1                                None         None            None
Exchange Fee (per transaction)             None         None            None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                           0.61%        0.45%           0.45%
 Distribution and service (12b-1) Fees     0.09%        0.08%           0.08%
Other Expenses                             0.12%        0.06%           0.06%
                                        ----------------------------------------
 Total Annual Fund Operating Expenses      0.82%        0.59%           0.59%
                                        ========================================


                                                      ACTUAL+       PROJECTED++
                                        ----------------------------------------

                                                                     FEDERAL
                                                                      FUND-
                                               TEXAS      FEDERAL    CLASS C
                                               FUND-       FUND-      AFTER
                                               CLASS C    CLASS C  TRANSACTION
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
 (as a percentage of Offering Price)         1.99%        1.99%           1.99%
   Load imposed on purchases                 1.00%        1.00%           1.00%

   Maximum deferred sales charge             0.99%        0.99%           0.99%
   (Load)/2
 Exchange Fee (per transaction)              None         None            None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                             0.61%        0.45%           0.45%
 Distribution and service (12b-1) Fees       0.65%        0.65%           0.65%
 Other Expenses                              0.12%        0.06%           0.06%
                                        ----------------------------------------
 Total Annual Fund Operating Expenses        1.38%        1.16%           1.16%
                                        ========================================

+ Information for Texas Fund is provided for the 12 month period ended April 30, 2002. Information for Federal Fund is based on its fiscal year ended April 30, 2002.
++ Projected expenses based on anticipated Federal Fund Class A and Class C expenses.
* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. There is a 1% contingent deferred sales charge (CDSC) that applies to investments of $1 million or more.
2. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

      This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

[] You invest $10,000 for the periods shown;
[] Your investment has a 5% return each year;
[] The Fund's operating expenses remain the same; and
[] You sell your shares at the end of the periods shown.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS A                              1 Year/1    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Texas Fund                             $505       $676       $861      $1,395
Federal Fund                           $483       $606       $740      $1,132
Projected Federal Fund - (after
Transaction)                           $483       $606       $740      $1,132

CLASS C                              1 Year/2    3 Years    5 Years    10 Years
------------------------------------------- ----------------------------------
Texas Fund                             $337       $529       $842      $1,730
Federal Fund                           $316       $465       $732      $1,495
Projected Federal Fund - (after
Transaction)                           $316       $465       $732      $1,495

1. Assumes a CDSC will not apply.
2. For the same Class C investment, you would pay projected expenses of $238 for Texas Fund, $217 for Federal Fund, and $217 for Federal Fund after the Transaction if you did not sell your shares at the end of the first year. The expenses for the remaining periods would be the same.

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

      The performance of the Funds as of September 30, 2002, is shown below:

      AVERAGE ANNUAL TOTAL RETURNS/1

      ----------------------------------------------------------

      CLASS A/2               1 YEAR   5 YEARS      10 YEARS
      ----------------------------------------------------------
      Texas Fund              0.53%     3.26%        5.06%
      ----------------------------------------------------------
      Federal Fund            2.17%     4.56%        5.80%
      ----------------------------------------------------------

                                                     SINCE
                                                     -----
                                                   INCEPTION
                                                   ---------
      CLASS C                 1 YEAR   5 YEARS      (5/1/95)
      -------                 ------   -------      --------
      Texas Fund              2.46%     3.40%        4.73%
      ----------------------------------------------------------
      Federal Fund            4.14%     4.69%        5.57%
      ----------------------------------------------------------

1. Figures reflect sales charges. All performance assumes reinvestment of dividends and capital gains.
2. On May 1, 1994, Class A for each Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The Federal Fund Prospectus (enclosed as Exhibit B), as well as the current Annual Report to Shareholders (enclosed as Exhibit C), contain additional financial information about Federal Fund. The Annual Report to Shareholders of Federal Fund also has discussions of Federal Fund's performance during the fiscal year ended April 30, 2002.

      The Texas Fund Prospectus, as well as the Annual Report to Shareholders for Texas Fund, contain more financial information about Texas Fund. These documents are available free of charge upon request (see the section "Information About Texas Fund").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      The Funds use the same service providers for the following services:

      Custody Services.
      ----------------- Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of Texas Fund and Federal Fund.

      Transfer Agency Services.
      ------------------------- Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for Texas Fund and Federal Fund.

      Administrative Services.
      ------------------------ FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Federal Fund and Texas Fund under the same terms and conditions.

      Distribution Services.
      --------------------- Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      Distribution and Service (12b-1) Fees.
      -------------------------------------- Both Funds have distribution or
Rule 12b-1 plans. Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

      Each of Federal Fund and Texas Fund's Class A plans may pay up to 0.10% per year of Class A's average daily net assets. Each of Federal Fund and Texas Fund's Class C plans may pay up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for services to shareholders.

      For more information regarding Federal Fund's Rule 12b-1 plans, please see "The Underwriter - Distribution and service (12b-1) fees" in its current SAI dated September 1, 2002.

      Purchases and Redemptions.
      ------------------------- The maximum front-end sales charge imposed on purchases of Class A shares of Federal Fund and Texas Fund is 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1 million or more. The maximum sales charge imposed on purchases of Class C shares of Federal Fund and Texas Fund is 1.00%. Each Fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

      You may sell (redeem) your shares at any time. Shares of each Fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of each Fund may be redeemed at its applicable NAV per share. However, redemptions of Class A shares which were purchased in amounts of $1,000,000 or more generally are subject to a 1% CDSC on shares you sell within 18 months of purchase. There is also a 1% Contingent Deferred Sales Charge on any Class C shares you sell within 18 months of purchase. The Contingent Deferred Sales Charge for each Fund's Class C shares is waived in certain circumstances. Federal Fund shares acquired by Texas Fund shareholders as a result of this Transaction are subject to a CDSC to the same extent that Texas Fund shares were subject to a CDSC.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of Federal Fund are outlined in the Federal Fund Prospectus under the heading "Your Account." The accompanying Federal Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each Fund.

      Dividends and Distributions.
      --------------------------- Federal Fund intends to pay an income dividend monthly from its net investment income. Texas Fund declares dividends each day that its NAV is calculated and pays them monthly to shareholders. Each Fund pays capital gains, if any, at least annually to its shareholders. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions.

      The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in Federal Fund, see the enclosed Federal Fund Prospectus under the heading "Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

      The Board of Trustees of Tax-Free Trust ("Tax-Free Trust Board"), on behalf of Texas Fund, has recommended the acquisition of substantially all of the assets of Texas Fund by Federal Fund in exchange for shares of Federal Fund and the distribution of such shares to the shareholders of Texas Fund in complete liquidation and dissolution of Texas Fund (the "Transaction") in order to combine Texas Fund with a larger fund that has the same primary goal and similar investment policies.

      A meeting of the Tax-Free Trust Board was held on September 10, 2002 to consider the proposed Transaction. The Tax-Free Trust Board requested and received from Advisers written materials containing relevant information about Federal Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

      The Tax-Free Trust Board considered the potential benefits and costs of the Transaction to shareholders of Texas Fund. The Tax-Free Trust Board reviewed detailed information about: (1) the investment objectives and policies of Federal Fund; (2) the portfolio management of Federal Fund; (3) the comparability of the investment goals, policies, restrictions and investments of Texas Fund with those of Federal Fund; (4) the comparative short-term and long-term investment performance of Federal Fund and Texas Fund; (5) the current expense ratios of Federal Fund and Texas Fund; (6) the expenses related to the transactions; and (7) the tax consequences of the Transaction.

      The Tax-Free Trust Board also considered that: (a) the investment advisory fee for Federal Fund was lower than such fee for Texas Fund; (b) the expenses for shareholders in the combined fund will be lower than those currently paid by Texas Fund shareholders; (c) the relatively small asset size of Texas Fund had prevented it from realizing significant economies of scale in reducing its expense ratio; (d) based on Texas Fund's historical asset growth, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; and (e) Texas Fund shareholders would continue to receive income dividends free from federal income taxes.

      Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Tax-Free Trust Board, including all of the Trustees who are not interested persons of Texas Fund, concluded that the Transaction is in the best interests of the shareholders of Texas Fund and that no dilution of value would result to the shareholders of Texas Fund from the Transaction. It approved the Plan and recommended that shareholders of Texas Fund vote to approve the Transaction.

      The Board of Directors of Federal Fund also concluded that the Transaction is in the best interests of the shareholders of Federal Fund and that no dilution of value would result to the shareholders of Federal Fund from the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Texas Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. Tax-Free Trust and Federal Fund will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of Texas Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of Texas Fund approve the Plan at the Meeting, shares of Texas Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of Texas Fund approve the Plan, Texas Fund will transfer substantially all of its assets on the closing date, which is scheduled for February 20, 2003, or such other later date as Tax-Free Trust and Federal Fund may agree, to Federal Fund. In exchange, Federal Fund will issue shares of Federal Fund that have an aggregate NAV equal to the dollar value of the assets delivered to Federal Fund. Tax-Free Trust will distribute the Federal Fund shares it receives to the shareholders of Texas Fund. Each shareholder of Texas Fund will receive a number of Federal Fund shares of the same class and with an aggregate NAV equal to the aggregate NAV of his or her shares of Texas Fund. The stock transfer books of Texas Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Texas Fund will only accept requests for redemptions received in proper form before 1:00 p.m. Pacific time on the closing date. Requests received after that time will be considered requests to redeem shares of Federal Fund. As soon as is reasonably practicable after the transfer of its assets, Texas Fund will pay or make provision for payment of all its liabilities. Texas Fund will then terminate its existence as a separate series of Tax-Free Trust.

      To the extent permitted by law, Tax-Free Trust and Federal Fund may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

      Each of Tax-Free Trust and Federal Fund has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of Tax-Free Trust and Federal Fund under the Plan with respect to Texas Fund or Federal Fund are subject to various conditions, including:

[] Federal Fund's Registration Statement on Form N-14 under the Securities Act of 1933 shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

[]       the shareholders of Texas Fund shall have approved the Transaction; and

[] Tax-Free Trust and Federal Fund shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for Texas Fund, Federal Fund or their shareholders.

      If Tax-Free Trust and Federal Fund agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of Texas Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction, including the costs of the proxy solicitation, are estimated to be $52,616, of which Texas Fund and Federal Fund each will pay $13,154. Advisers, as investment manager to both Funds, will pay $26,308.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Tax-Free Trust, on behalf of Texas Fund, and Federal Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to both Funds, that shareholders of Texas Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Texas Fund for shares of Federal Fund and that neither Federal Fund nor its shareholders will recognize any gain or loss upon Federal Fund's receipt of the assets of Texas Fund.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares. You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF FEDERAL FUND?

      Class A shares and Class C shares of Federal Fund will be distributed to shareholders of Texas Fund's Class A shares and Class C shares, respectively, and generally will have the same legal characteristics as the shares of Texas Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Texas Fund is a series of Tax-Free Trust. Tax-Free Trust is organized as a Massachusetts business trust. Federal Fund is organized as a California corporation. Former shareholders of Texas Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Federal Fund until Texas Fund certificates have been returned.


WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of September 30, 2002, the capitalization of Texas Fund and Federal Fund. The table also shows the projected capitalization of Federal Fund as adjusted to give effect to the proposed Transaction. The capitalization of Federal Fund and its classes is likely to be different when the Transaction is consummated.

                                                                   FEDERAL
                                                              FUND - PROJECTED
                             TEXAS FUND*      FEDERAL FUND*   AFTER TRANSACTION
                             (UNAUDITED)       (UNAUDITED)        (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSETS
Class A                     $103,981,204     $6,895,662,758      $6,999,643,962
Class B                                        $266,665,224        $266,665,224
Class C                       $5,321,879       $363,698,333        $369,020,212
Advisor Class                                   $84,755,483         $84,755,483
NET ASSET VALUE PER SHARE
Class A                           $10.59             $12.14              $12.14
Class B                                              $12.13              $12.13
Class C                           $10.76             $12.14              $12.14
Advisor Class                                        $12.15              $12.15
SHARES OUTSTANDING
Class A                        9,817,729        567,844,874         576,410,047
Class B                                          21,976,038          21,976,038
Class C                          494,790         29,963,980          30,402,356
Advisor Class                                     6,976,560           6,976,560

*Texas Fund offers two classes of shares: Class A and Class C. Federal Fund has four classes of shares: Class A, Class B, Class C and Advisor Class.

                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment goals, strategies and principal policies of Texas Fund and Federal Fund. For a complete description of Federal Fund's investment policies and risks, you should read the Federal Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

      The primary investment goal of each Fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Texas Fund has a secondary goal of providing a maximum level of income exempt from personal state taxes, if any, for resident shareholders of the State of Texas.

      The Funds generally pursue similar investment policies. Each Fund seeks to achieve its investment goal by investing, under normal market conditions, at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax (AMT). Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to AMT and, although not anticipated, in securities that pay taxable interest. Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). Advisers selects securities that it believes will provide the best balance between risk and return within Federal Fund and Texas Fund's range of allowable investments and typically uses a buy and hold strategy. This means Advisers holds securities in each Fund's portfolio for income purposes, rather than trading securities for capital gains, although Advisers may sell a security at any time if it believes it could help the Fund meet its goal. Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property.

      There are several differences in the strategies pursued by Texas Fund and Federal Fund. Texas Fund focuses on securities issued by Texas municipal issuers. Texas Fund has a policy of investing at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of the State of Texas. Because Texas does not have a state personal income tax, as a practical matter, neither the securities in which Texas Fund invests, nor those in which Federal Fund invests, are subject to such a tax. Should Texas adopt a tax in the future, income distributed by Federal Fund will be subject to such a tax. In addition, Texas Fund may invest up to 35% of its assets in municipal securities of U.S. territories while Federal Fund has no stated limit on the amount of its portfolio that may be invested in U.S. territories.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented.

      Except to the extent described below, the Funds have the same fundamental investment restrictions.

      Margin and Short Sales.
      ----------------------- Each Fund may not buy any securities on margin or sell securities short, except that Texas Fund may use such short-term credits as are necessary for the clearance of transactions.

      Commodities.
      ----------- Each Fund is restricted from investing in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. Texas Fund may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies. Federal Fund is permitted to write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by Federal Fund and, therefore, there are no option transactions available for the Fund.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      Interest Rate.  Each Fund focuses on investments in municipal
      --------------
securities. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

      Credit.
      ------- An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

      Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent either Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in that Fund's portfolio may affect the value of the securities they insure, the Fund's share price and performance. Each Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

      Income.  Since each Fund can only distribute what it earns, a Fund's
      -------
distributions to shareholders may decline when interest rates fall.

      Call.
      ----- A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

      Municipal Market.
      ---------------- A municipal security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

      Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

      When-Issued and Delayed Delivery Transactions. --------------------------------------------- Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund buying the security assumes the risk that the value of the security at delivery may be less than the purchase price.

      State and Territory Economic Conditions.
      ---------------------------------------- Since Texas Fund concentrates its investments in municipal securities of Texas issuers, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

      A negative change in any one of these or other areas could affect the ability of Texas municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within the State of Texas are unpredictable and can change at any time. For these reasons, Texas Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. In addition, Texas Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with Texas municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

      Federal Fund's portfolio is widely diversified among issuers of municipal securities. However, from time to time, Federal Fund may have a significant position in the municipal securities of a particular state or territory. As with Texas Fund, changes in the economic conditions in that state or territory are likely to affect Federal Fund's investments and performance.

                         INFORMATION ABOUT FEDERAL FUND

      Information about Federal Fund is included in the Federal Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Federal Fund is included in its SAI dated September 1, 2002, which is incorporated into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. The Federal Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2002, is attached to and considered a part of this Prospectus/Proxy Statement. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Federal Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

      Federal Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                            INFORMATION ABOUT TEXAS FUND

      Information about Texas Fund is included in the current Texas Fund Prospectus, as well as the Texas Fund SAI dated July 1, 2002, and in Tax-Free Trust's Annual Report to Shareholders dated February 28, 2002 and Semi-Annual Report dated August 31, 2002. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to Texas Fund by calling 1-800/DIAL BEN(R) or by writing to Tax-Free Trust at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by Tax-Free Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                       FURTHER INFORMATION ABOUT THE FUNDS

      The following is a discussion of certain, principal differences between the organization of each Fund. More detailed information about each Fund's business structure is contained in the "Organization, Voting Rights and Principal Holders" section of each Fund's Statement of Additional Information.

      Comparison of Capital Structure.
      -------------------------------- Texas Fund is one series of the Tax-Free
Trust, which was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust on September 14, 1984. The number of shares of Texas Fund is unlimited, each share having no par value. Texas Fund may issue fractional shares.

      Federal Fund is a corporation created under the laws of the State of California on January 7, 1982. Federal Fund is authorized to issue 10,000,000,000 shares of common stock, no par value, which has been allocated to Federal Fund as follows: 3,000,000,000 Federal Fund Class A shares and 3,000,000,000 Federal Fund Class C shares.

      Shares of both Funds are fully paid, non-assessable, and freely transferable and have no preference, preemptive, conversion or subscription rights. Texas Fund and Federal Fund shareholders have no appraisal rights.

      Comparison of Voting Rights.
      ---------------------------- For both Funds, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote. Unlike shareholders of Federal Fund, however, shareholders of Texas Fund are not entitled to cumulative voting in the election of Trustees.

      The 1940 Act provides that shareholders of both Funds have the power to vote with respect to certain matters: specifically, for the election and removal of Trustees/Directors, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

      In addition, shareholders of the Funds are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed and, for the Trust, by the Trust Instrument. In most instances, the rights to vote on these matters are similar between the Funds. For example, the Trust's Agreement and Declaration of Trust specifically gives shareholders of the Trust the power to vote: (1) for the election of Trustees, (2) on certain amendments to the Agreement and Declaration of Trust, mergers and consolidations of the Trust, and (3) on such other matters as may be prescribed by law or as the Trustees consider necessary or desirable. One difference between the Funds, however, is that unlike Texas Fund, Federal Fund has cumulative voting rights. For board member elections, consistent with California law, this means the number of votes you will have is equal to the number of shares you own times the number of board members to be elected and you may cast all of your votes for one candidate or distribute your votes between two or more candidates.

      Comparison of Legal Structures/Limited Liability for Shareholders.
      -----------------------------------------------------------------
Corporations are not generally granted the same flexibility in drafting their organizational documents as business trusts, but are granted greater protection from shareholder liability.

      As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of Texas Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of Texas Fund. The Declaration of Trust provides that Texas Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of Texas Fund and satisfy any judgment thereon. All such rights are limited to the assets of Texas Fund. The Declaration of Trust further provides that Texas Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of Texas Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of Texas Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of Texas Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and Texas Fund itself is unable to meet its obligations.

      Shareholders are not subject to any personal liability of a corporation, such as Federal Fund, for any claims against or liability of the corporation solely by reason of being or having been a shareholder of the corporation.

      Board of Trustees/Board of Directors.
      ------------------------------------- Pursuant to the laws of
Massachusetts and the Trust's Agreement and Declaration of Trust, the responsibility for the management of the Trust is vested in its Board of Trustees, which, among other things, is empowered by the Trust's Agreement and Declaration of Trust to elect the officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Agreement and Declaration of Trust and By-Laws, no Trustee of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of his office. In addition, the By-Laws of the Trust generally provide for indemnification of Trustees and officers of the Trust for acts in good faith and reasonably believed to be in the best interests of the Trust and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful.

      Pursuant to California law and Federal Fund's Articles of Incorporation, the responsibility for the management and the exercise of the powers of Federal Fund are vested in its Board of Directors. Federal Fund's By-Laws provide indemnification of Directors and officers of Federal Fund for acts done in good faith and in a manner that person reasonably believed to be in the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. Notwithstanding any provision to the contrary contained in the By-Laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence or the reckless disregard of the duties involved in the conduct of the agent's office with the corporation.


                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      The affirmative vote of a majority of the total number of shares of Texas Fund outstanding and entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Texas Fund held at the close of business on November 12, 2002 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and Tax-Free Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

            o By mail, with the enclosed proxy card.

            o In person at the Meeting.

            o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to Tax-Free Trust expressly revoking your proxy, by signing and forwarding to Tax-Free Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of Tax-Free Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Texas Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, Class A shares of the Fund had 9,732,129.216 shares outstanding and Class C shares of the Fund had 488,943.895 shares outstanding.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      Texas Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Tax-Free Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Tax-Free Trust, without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. Tax-Free Trust has engaged Georgeson Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders, and individual shareholders for a fee, including out-of-pocket expenses of approximately $9,400. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Texas Fund, one-quarter by Federal Fund, and one-half by Advisers, as investment manager to both Funds.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of Texas Fund will not be entitled to any "dissenters' rights" because the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your Federal Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.



                           PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of Tax-Free Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Class A shares or Class C shares of Texas Fund. In addition, as of the Record Date, the officers and directors of Federal Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Class A shares or Class C shares of Federal Fund. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person of record owned 5% or more of the outstanding shares of any class of Federal Fund or Texas Fund.

TEXAS FUND
NAME AND ADDRESS                             SHARE CLASS        PERCENTAGE (%)
--------------------------------------------------------------------------------

RBC Dain Rauscher                              Class C               6.87
Med Alpha 4 Ltd
4512 Teas St
Bellaire, TX 77401-4223

FEDERAL FUND
NAME AND ADDRESS                             SHARE CLASS        PERCENTAGE (%)
--------------------------------------------------------------------------------

Ellard & Co                                    Advisor              99.31
c/o Fiduciary Trust Co Int'l
Attn: Securities Service
P.O. Box 3199
Church St. Station
New York, NY 10008-3199




                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the investment manager for Texas Fund and Federal Fund

Distributors - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for Texas Fund and Federal Fund

Franklin Templeton Funds - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund

Franklin Templeton Investments - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT Services - Franklin Templeton Services, LLC, the administrator for Texas Fund and Federal Fund

Investor Services - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to Texas Fund and Federal Fund

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. For each Fund, the maximum front-end sales charge is 4.25% for Class A shares and 1.00% for Class C shares. We calculate the offering price to two decimal places using standard rounding criteria.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

                    EXHIBITS TO PROSPECTUS/PROXY STATEMENT
EXHIBIT
------------------------------------------------------------------------------

      A     Agreement and Plan of Reorganization by Franklin Tax-Free Trust,
on behalf of Franklin Texas Tax-Free Income Fund, and Franklin Federal Tax-Free Income Fund (attached)

      B     Prospectus of Franklin Federal Tax-Free Income Fund - Class A, B &
C dated September 1, 2002, as supplemented October 1, 2002 (enclosed)

      C     Annual Report to Shareholders of Franklin Federal Tax-Free Income
Fund dated April 30, 2002 (enclosed)


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), is made as of this 25th day of November, 2002, by and between Franklin Tax-Free Trust ("Tax-Free Trust"), a Massachusetts business trust with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on behalf of its series, Franklin Texas Tax-Free Income Fund ("Texas Fund"), and Franklin Federal Tax-Free Income Fund ("Federal Fund"), a California corporation with its principal place of business at One Franklin Parkway, San Mateo, California 94403.

                             PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by Federal Fund, of substantially all of the property, assets and goodwill of Texas Fund in exchange solely for full and fractional shares of common stock, no par value, of Federal Fund - Class A ("Federal Fund Class A Shares") and full and fractional shares of common stock, no par value, of Federal Fund - Class C ("Federal Fund Class C Shares") (collectively, "Federal Fund Shares"); (ii) the distribution of Federal Fund Class A Shares to the shareholders of Texas Fund - Class A ("Texas Fund Class A Shares") and Federal Fund Class C Shares to the shareholders of Texas Fund - Class C ("Texas Fund Class C Shares") (collectively, "Texas Fund Shares"), according to their respective interests in Texas Fund in complete liquidation of Texas Fund; and (iii) the dissolution of Texas Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.

                                     AGREEMENT

    In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF TEXAS FUND.
----------------------------------------------------------------------------

    (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Federal Fund herein contained, and in consideration of the delivery by Federal Fund of the number of Federal Fund Class A Shares and Federal Fund Class C Shares hereinafter provided, Tax-Free Trust, on behalf of Texas Fund, agrees that it will convey, transfer and deliver to Federal Fund at the Closing all of Texas Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Texas Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of Tax-Free Trust shall reasonably deem to exist against Texas Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Texas Fund's books (hereinafter "Net Assets"). Texas Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Tax-Free Trust, on behalf of Texas Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Federal Fund agrees at the Closing to deliver to Tax-Free Trust: (i) the number of Federal Fund Class A Shares, determined by dividing the net asset value per share of the Texas Fund Class A Shares by the net asset value per share of Federal Fund Class A Shares, and multiplying the result thereof by the number of outstanding Texas Fund Class A Shares, as of 1:00 p.m. Pacific time on the Closing Date; and, (ii) the number of Federal Fund Class C Shares, determined by dividing the net asset value per share of the Texas Fund Class C Shares by the net asset value per share of Federal Fund Class C Shares, and multiplying the result thereof by the number of outstanding Texas Fund Class C Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

      (c) Immediately following the Closing, Tax-Free Trust shall dissolve
Texas Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Federal Fund Shares received by Texas Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Texas Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Federal Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of common stock of Texas Fund shall be entitled to surrender the same to the transfer agent for Federal Fund in exchange for the number of Federal Fund Shares into which the Texas Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Federal Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of common stock of Texas Fund shall be deemed for all Federal Fund's purposes to evidence ownership of the number of Federal Fund Shares into which the Texas Fund Shares (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.
      ---------
    (a) The value of Texas Fund's Net Assets to be acquired by Federal
Fund hereunder shall in each case be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Texas Fund's currently effective prospectus.

    (b) The net asset value of a share of beneficial interest of Texas
Fund Class A Shares and of Texas Fund Class C Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Texas Fund's currently effective prospectus.

    (c) The net asset value of a share of common stock of Federal Fund Class A Shares and Federal Fund Class C Shares shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Federal Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.
      ------------------------
    The Closing Date shall be February 20, 2003, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Tax-Free Trust at 2:00 p.m. Pacific time on the Closing Date. Tax-Free Trust, on behalf of Texas Fund, shall have provided for delivery as of the Closing those Net Assets of Texas Fund to be transferred to the account of Federal Fund's custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286. Also, Tax-Free Trust, on behalf of Texas Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of its Texas Fund Class A Shares and Texas Fund Class C Shares and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Federal Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of Federal Fund to be delivered to the account of Texas Fund at said transfer agent registered in such manner as the officers of Tax-Free Trust, on behalf of Texas Fund, may request, or provide evidence satisfactory to Tax-Free Trust that such Federal Fund Shares have been registered in an account on the books of Federal Fund in such manner as the officers of Tax-Free Trust may request.

4.    REPRESENTATIONS AND WARRANTIES BY FEDERAL FUND.
      ----------------------------------------------

      Federal Fund represents and warrants to Tax-Free Trust that:

      (a) Federal Fund is a corporation created under the laws of the State of California on January 7, 1982, and is validly existing under the laws of that State. Federal Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Federal Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

      (b) Federal Fund is authorized to issue 10,000,000,000 shares of common stock, no par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Federal Fund is further divided into four classes of shares of which two classes of shares are Federal Fund Class A Shares and Federal Fund Class C Shares, and 3,000,000,000 shares of common stock, no par value, has been allocated and designated to each of these classes of shares.

      (c) The financial statements appearing in the Federal Fund's Annual
Report to Shareholders for the fiscal year ended April 30, 2002, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Tax-Free Trust, fairly present the financial position of Federal Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Federal Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Federal Fund.

      (e) Federal Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Federal Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended ("Articles of Incorporation"), or Amended By-laws ("By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan.

      (g) Federal Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Federal Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Agreement and Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

      (h) Federal Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      (i) Federal Fund does not have any unamortized or unpaid organizational fees or expenses.

5.    REPRESENTATIONS AND WARRANTIES BY TAX-FREE TRUST ON BEHALF OF TEXAS
      --------------------------------------------------------------------
FUND.
-----

      Tax-Free Trust represents and warrants to Federal Fund that:

      (a) Texas Fund is a series of Tax-Free Trust, a business trust created under the laws of the Commonwealth of Massachusetts on September 14, 1984, and is validly existing under the laws of that Commonwealth. Tax-Free Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Tax-Free Trust's Texas Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Tax-Free Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights and currently issues shares of 26 series, including Texas Fund. Texas Fund is further divided into two classes of shares consisting of Texas Fund Class A Shares and Texas Fund Class C Shares, and an unlimited number of shares of beneficial interest of Tax-Free Trust, no par value, have been allocated and designated to each Class of Texas Fund.

      (c) The financial statements appearing in the Tax-Free Trust's Annual Report to Shareholders for the fiscal year ended February 28, 2002, audited by PricewaterhouseCoopers, LLP, and the financial statements for Texas Fund for the six-month period ended August 31, 2002, copies of which have been delivered to Federal Fund, fairly present the financial position of Texas Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Texas Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Texas Fund.

      (e) Tax-Free Trust has the necessary power and authority to conduct Texas Fund's business as such business is now being conducted.

      (f) Tax-Free Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended ("Declaration of Trust") or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement and Plan.

      (g) Tax-Free Trust has elected to treat Texas Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, Texas Fund is a "fund" as defined in Section 851(g)(2) of the Code, Texas Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Agreement and Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

      (h) Texas Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      (i) Texas Fund does not have any unamortized or unpaid organization fees or expenses.

6.    REPRESENTATIONS AND WARRANTIES BY TAX-FREE TRUST AND FEDERAL FUND.
      ------------------------------------------------------------------

      Tax-Free Trust, on behalf of Texas Fund, and Federal Fund, each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Federal Fund Shares to be issued pursuant to Section 1 of this Agreement and Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest in the case of Texas Fund, and common stock in the case of Federal Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus relating to Texas Fund, in the case of Tax-Free Trust, and Federal Fund, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither Federal Fund nor Tax-Free Trust are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Federal Fund's or Texas Fund's business or their ability to consummate the transactions herein contemplated.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of its Board of Trustees, in the case of Tax-Free Trust, and its Board of Directors in the case of Federal Fund, and this Agreement and Plan, subject to the approval of Texas Fund's shareholders in the case of Tax-Free Trust, constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates that consummation of this Agreement and Plan will not cause Texas Fund, in the case of Tax-Free Trust, and Federal Fund to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of its fiscal year.

      (g) It has the necessary power and authority to conduct the business of its Fund, as such business is now being conducted.

7.    COVENANTS OF TAX-FREE TRUST AND FEDERAL FUND.
      --------------------------------------------

      (a) Tax-Free Trust, on behalf of Texas Fund, and Federal Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) Tax-Free Trust, on behalf of Texas Fund, undertakes that it will not acquire Federal Fund Shares for the purpose of making distributions thereof to anyone other than Texas Fund's shareholders.

      (c) Tax-Free Trust, on behalf of Texas Fund, undertakes that, if this Agreement and Plan is consummated, it will liquidate and dissolve Texas Fund.

      (d) Tax-Free Trust, on behalf of Texas Fund, and Federal Fund each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) At the Closing, Tax-Free Trust, on behalf of Texas Fund, will provide Federal Fund a copy of the shareholder ledger accounts, certified by Texas Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Texas Fund Shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Federal Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.

      (f) The Board of Trustees of Tax-Free Trust shall call and Tax-Free
Trust shall hold, a Special Meeting of Texas Fund's shareholders to consider and vote upon this Agreement and Plan (the "Special Meeting") and Tax-Free Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Tax-Free Trust agrees to mail to each shareholder of record of Texas Fund entitled to vote at the Special Meeting at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (g) Federal Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Federal Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY TAX-FREE TRUST AND FEDERAL FUND.
      ------------------------------------------------------------------------

      The consummation of this Agreement and Plan hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That each party shall have delivered to the other party a copy of the resolutions approving the Agreement and Plan adopted and approved by the appropriate action of its Board of Trustees, in the case of Texas Fund, and its Board of Directors, in the case of Federal Fund, certified by its Secretary or equivalent officer of each of the Funds.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Texas Fund at an annual or special meeting or any adjournment thereof.

      (e) That a distribution or distributions shall have been declared for Texas Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

      (f) That there shall be delivered to Tax-Free Trust, on behalf of Texas Fund, and Federal Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Tax-Free Trust and Federal Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan, the laws of the Commonwealth of Massachusetts and the State of California and based upon certificates of the officers of Tax-Free Trust and Federal Fund with regard to matters of fact:

            (1) The acquisition by Federal Fund of substantially all the assets of Texas Fund as provided for herein in exchange for Federal Fund Shares followed by the distribution by Texas Fund to its shareholders of Federal Fund Shares in complete liquidation of Texas Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Texas Fund and Federal Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Texas Fund upon the transfer of substantially all of its assets to Federal Fund in exchange solely for voting shares of Federal Fund (Sections 361(a) and 357(a) of the Code);

            (3) No gain or loss will be recognized by Federal Fund upon the receipt by it of substantially all of the assets of Texas Fund in exchange solely for voting shares of Federal Fund (Section 1032(a) of the Code);

            (4) No gain or loss will be recognized by Texas Fund upon the distribution of Federal Fund Shares to its shareholders in liquidation of Texas Fund (in pursuance of the Reorganization) (Section 361(c)(1) of the
      Code);

            (5) The basis of the assets of Texas Fund received by Federal Fund will be the same as the basis of such assets to Texas Fund immediately prior to the exchange (Section 362(b) of the Code);

            (6) The holding period of the assets of Texas Fund received by Federal Fund will include the period during which such assets were held by Texas Fund (Section 1223(2) of the Code);

            (7) No gain or loss will be recognized to the shareholders of Texas Fund upon the exchange of their shares in Texas Fund for voting shares of Federal Fund, including fractional shares to which they may be entitled (Section 354(a) of the Code);

            (8) The basis of Federal Fund Shares received by the shareholders of Texas Fund shall be the same as the basis of the Texas Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

            (9) The holding period of Federal Fund Shares received by shareholders of Texas Fund (including fractional shares to which they may be entitled) will include the holding period of the Texas Fund Shares surrendered in exchange therefor, provided that the Texas Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and


            (10) Federal Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of Texas Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

      (g) That there shall be delivered to Federal Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Tax-Free Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Texas Fund is a series of Tax-Free Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on September 18, 1984, and is a validly existing business trust and in good standing under the laws of that Commonwealth;

            (2) Tax-Free Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value. Two (2) classes of shares of Texas Fund have been designated as Texas Fund Class A Shares and Texas Fund Class C Shares, and an unlimited number of shares of beneficial interest of Tax-Free Trust has been allocated to each class of shares. Assuming that the initial shares of beneficial interest of Texas Fund were issued in accordance with the 1940 Act and the Declaration of Trust and By-laws of Tax-Free Trust, and that all other outstanding shares of Texas Fund were sold, issued and paid for in accordance with the terms of Texas Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) Texas Fund is an open-end investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Texas Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Tax-Free Trust, the unfavorable outcome of which would materially and adversely affect Tax-Free Trust or Texas Fund;

            (5) The execution and delivery of this Agreement and Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Tax-Free Trust; and

            (6) Neither the execution, delivery, nor performance of this Agreement and Plan by Tax-Free Trust, on behalf of Texas Fund, violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Tax-Free Trust is a party or by which Tax-Free Trust is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Tax-Free Trust and Texas Fund and is enforceable against Tax-Free Trust and/or Texas Fund in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Tax-Free Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Tax-Free Trust.

      (h) That there shall be delivered to Tax-Free Trust, on behalf of Texas Fund, an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Federal Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Federal Fund is a corporation organized under the laws of the State of California on January 7, 1982 and is a validly existing corporation and in good standing under the laws of that State;

            (2) Federal Fund is authorized to issue 10,000,000,000 shares of common stock, no par value. Federal Fund is further divided into four (4) classes of shares of which two classes of shares are Federal Fund Class A Shares and Federal Fund Class C Shares, and 3,000,000,000 shares of common stock, no par value, have been allocated and designated to each class of shares. Assuming that the initial shares of common stock of Federal Fund were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of Federal Fund, and that all other outstanding shares of Federal Fund were sold, issued and paid for in accordance with the terms of Federal Fund's prospectus in effect at the time of such sales, each such outstanding share of Federal Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) Federal Fund is an open-end investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Federal Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Federal Fund, the unfavorable outcome of which would materially and adversely affect Federal Fund;

            (5) Federal Fund Shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by Federal Fund;

            (6) The execution and delivery of this Agreement and Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary company action on the part of Federal Fund;

            (7) Neither the execution, delivery, nor performance of this Agreement and Plan by Federal Fund violates any provision of its Articles of Incorporation or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Federal Fund is a party or by which Federal Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Federal Fund and is enforceable against Federal Fund in accordance with its terms; and

            (8) The registration statement of Federal Fund, of which the prospectus dated September 1, 2002, as supplemented October 1, 2002 (the "Prospectus") is a part, is at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Federal Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Federal Fund.

      (i) That Texas Fund shall have received a certificate from the President and Secretary of Federal Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (j) That Federal Fund's Registration Statement with respect to Federal Fund Shares to be delivered to Texas Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That Federal Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Federal Fund Shares lawfully to be delivered to each holder of Texas Fund Shares.

      (l) That, at the Closing, there shall be transferred to Federal Fund, aggregate Net Assets of Texas Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Texas Fund on the Closing Date.

      (m) That there be delivered to Federal Fund information concerning the tax basis of Texas Fund in all securities transferred to Federal Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of Texas Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Texas Fund respect to each shareholder.

9. BROKERAGE FEES AND EXPENSES.
   ---------------------------

      (a) Tax-Free Trust, on behalf of Texas Fund, and Federal Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Federal Fund, one-quarter by Texas Fund, and one-half by Franklin Advisers, Inc.

10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.
    ----------------------------------------

      (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Texas Fund) prior to the Closing, or the Closing may be postponed as follows:

            (1) by mutual consent of Tax-Free Trust on behalf of Texas Fund and of Federal Fund;

            (2) by Federal Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

            (3) by Tax-Free Trust, on behalf of Texas Fund, if any conditions of its obligations set forth in Section 8 have not been fulfilled or waived.

      An election by Federal Fund or Tax-Free Trust to terminate this Agreement and Plan and to abandon the Reorganization shall be exercised respectively, by the Board of Directors of Federal Fund or the Board of Trustees of Tax-Free Trust.

      (b) If the transactions contemplated by this Agreement and Plan have not been consummated by August 31, 2003, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both Federal Fund and Tax-Free Trust.

      (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Tax-Free Trust nor Federal Fund nor their trustees, directors, officers, or agents or the shareholders of Texas Fund or Federal Fund shall have any liability in respect of this Agreement and Plan, but all expenses incidental to the preparation and carrying out of this Agreement and Plan shall be paid as provided in Section 9(b) hereof.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees, in the case of Texas Fund, or Board of Directors, in the case of Federal Fund, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Reorganization on the Closing Date, and neither Tax-Free Trust nor Federal Fund, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of Tax-Free Trust or Federal Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Tax-Free Trust, on behalf of Texas Fund, or the Board of Directors of Federal Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Texas Fund, unless such terms and conditions shall result in a change in the method of computing the number of Federal Fund Shares to be issued to Texas Fund. In which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Texas Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Tax-Free Trust shall promptly call a special meeting of the shareholders of Texas Fund at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.
      -------------------------------

      This Agreement and Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Agreement and Plan other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.
      ------------

      This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.
      -------

      Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Federal Tax-Free Income Fund, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, or Franklin Tax-Free Trust, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, as the case may be.


14.   GOVERNING LAW.
      -------------

      This Agreement and Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, Tax-Free Trust, on behalf of Texas Fund, and Federal Fund, have each caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                              FRANKLIN TAX-FREE TRUST, ON BEHALF OF FRANKLIN TEXAS TAX-FREE INCOME FUND
Attest:

/s/ Murray L. Simpson               By:  /s/ David P. Goss
---------------------                    -----------------
    Murray L. Simpson                        David P. Goss
    Secretary                                Vice President

                              FRANKLIN FEDERAL TAX-FREE INCOME FUND
Attest:

/s/ Murray L. Simpson               By: /s/  David P. Goss
---------------------                   -----------------
    Murray L. Simpson                        David P. Goss
    Secretary                                Vice President



                                                               162 PROXY 02/03















Prospectus

Franklin Federal Tax-Free Income Fund

CLASS A, B & C


INVESTMENT STRATEGY TAX-FREE INCOME

SEPTEMBER 1, 2002





[Insert Franklin Templeton Investments logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2 Goal and Strategies

 4 Main Risks

 6 Performance

 8 Fees and Expenses

10 Management

11 Distributions and Taxes

13 Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

15 Choosing a Share Class

19 Buying Shares

22 Investor Services

25 Selling Shares

27 Account Policies

31 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

The Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

STATE AND TERRITORY ECONOMIC CONDITIONS The Fund's portfolio is widely diversified among issuers of municipal securities. However, from time to time, the Fund may have a significant position in the municipal securities of a particular state or territory. Under these circumstances, changes in the economic conditions in that state or territory are likely to affect the Fund's investments and performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

9.55%  11.25%  -3.74%  15.10%  4.70%  8.97%  5.94%  -2.79%  10.14%  4.63%
92      93       94     95      96     97     98      99     00      01
                                 YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  5.86%

WORST QUARTER:
Q1 '94 -3.92%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                   1 YEAR       5 YEARS      10 YEARS
---------------------------------------------------------------------------
Franklin Federal Tax-Free Income
Fund - Class A/2
Return Before Taxes                0.15%        4.37%        5.76%
Return After Taxes on              0.15%        4.37%        5.76%
Distributions
Return After Taxes on              2.13%        4.59%        5.82%
Distributions and Sale of Fund
Shares
Lehman Brothers Municipal Bond     5.13%        5.98%        6.63%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)

                                                SINCE
                                                INCEPTION
                                   1 YEAR       (1/1/99)
---------------------------------------------------------------------------
Franklin Federal Tax-Free Income   0.09%        2.38%
Fund - Class B/2
Lehman Brothers Municipal Bond     5.13%        4.77%
Index/3

                                                               SINCE
                                                             INCEPTION
                                   1 YEAR       5 YEARS      (5/1/95)
---------------------------------------------------------------------------
Franklin Federal Tax-Free Income   2.03%        4.46%        5.15%
Fund - Class C/2
Lehman Brothers Municipal Bond     5.13%        5.98%        6.59%
Index/3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2002 the Fund's year-to-date return was 3.75% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio


Insert graphic of percentage sign] FEES AND EXPENSES
                                   -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A        CLASS B    CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               4.25%          4.00%      1.99%
  Load imposed on purchases                4.25%          None       1.00%
  Maximum deferred sales charge (load)    None/1          4.00%/2    0.99%/3

Please see "Choosing a Share Class" on page 15 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           CLASS A        CLASS B    CLASS C
-------------------------------------------------------------------------------
Management fees                            0.45%          0.45%      0.45%
Distribution and service
(12b-1) fees                               0.08%          0.65%      0.65%
Other expenses                             0.06%          0.06%      0.06%
                                           ------------------------------------
Total annual Fund operating expenses       0.59%          1.16%      1.16%
                                           ------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 15.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.

 EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                             $483/1     $606        $740       $1,132
CLASS B                             $518       $668        $838       $1,250/2
CLASS C                             $316       $465        $732       $1,495

If you do not sell your shares:
CLASS B                             $118       $368        $638       $1,250/2
CLASS C                             $217       $465        $732       $1,495

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $270 billion in assets.

The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT of Advisers
Mr. Rivera has been an analyst or portfolio manager of the Fund since 1996. He joined Franklin Templeton Investments in 1994.

JOHN WILEY, VICE PRESIDENT of Advisers
Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2002, the Fund paid 0.45% of its average net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS The Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING
By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                         YEAR ENDED APRIL 30,
--------------------------------------------------------------------------------
                                  2002     2001      2000     1999/4     1998
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 11.77     11.41    12.31     12.25     11.90
                                 -----------------------------------------------
  Net investment income/1           .62       .65      .66       .67       .69
  Net realized and unrealized
  gains (losses)                    .04       .36     (.89)      .06       .35
                                 -----------------------------------------------
Total from investment operations    .66      1.01     (.23)      .73      1.04
                                 -----------------------------------------------
 Distributions from net            (.62)     (.65)    (.66)     (.67)     (.69)
  investment income
 Distributions from net
  realized gains                     -         -      (.01)       -         -
                                 -----------------------------------------------
Total distributions                (.62)     (.65)    (.67)     (.67)     (.69)
                                 -----------------------------------------------
Net asset value, end of year      11.81     11.77    11.41     12.31     12.25
                                 -----------------------------------------------

Total return (%)/2                 5.71%     9.07    (1.87)     6.10      8.92

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year           6,633     6,432    6,321     7,170     7,023
($ x 1 million)
Ratios to average net
assets: (%)
  Expenses                          .59%      .60      .60       .60       .59
  Net investment income            5.20%     5.54     5.64      5.41      5.70
Portfolio turnover rate (%)       12.95%     9.79    16.63      9.90     14.54

CLASS B
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   11.77     11.41    12.30     12.39
                                 -----------------------------------------------
  Net investment income/1             .55       .58      .59       .23
  Net realized and unrealized
   gains (losses)                     .04       .37     (.88)     (.11)
                                 -----------------------------------------------
Total from investment operations
                                      .59       .95     (.29)      .12
                                 -----------------------------------------------
  Distributions from net             (.55)     (.59)    (.59)
   investment income                                              (.21)
   Distributions from net              --        --     (.01)       --
realized gains
                                 -----------------------------------------------
Total distributions                  (.55)     (.59)    (.60)     (.21)
                                 -----------------------------------------------
Net asset value, end of year        11.81     11.77    11.41     12.30
                                 -----------------------------------------------

Total return (%)/2                   5.13%     8.47    (2.35)     0.96

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year           220,757   120,639   66,158    27,988
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                           1.16      1.16     1.17     1.173
  Net investment income              4.63      4.96     5.10     4.863
Portfolio turnover rate (%)         12.95      9.79    16.63      9.90


CLASS C                                        YEAR ENDED APRIL 30,
--------------------------------------------------------------------------------
                                     2002      2001     2000      1999      1998
PER SHARE DATA ($)
Net asset value,
beginning of year                 11.77     11.41    12.31     12.24    11.90
                                 -----------------------------------------------
  Net investment income/1           .55       .58      .59       .60      .63
  Net realized and unrealized
  gains(losses)                     .04       .36     (.89)      .07      .33
                                 -----------------------------------------------
Total from investment operations    .59       .94     (.30)      .67      .96
  Distributions from net           (.55)     (.58)    (.59)     (.60)    (.62)
  investment income
  Distributions from net
  realized gains                      -         -     (.01)       -         -
                                 -----------------------------------------------
Total distributions                (.55)     (.58)    (.60)     (.60)    (.62)
                                 -----------------------------------------------
Net asset value, end of year      11.81     11.77    11.41     12.31    12.24
                                 -----------------------------------------------

Total return (%)/2                 5.13      8.46    (2.43)     5.58      8.22

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year           320,087   242,255  200,120   212,474   135,195
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                         1.16      1.16     1.17      1.17      1.17
  Net investment income            4.63      4.97     5.07      4.83      5.12
Portfolio turnover rate (%)       12.95      9.79    16.63      9.90     14.54

1. Based on average shares outstanding effective year ended April 30, 1999.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.
4. For the period January 1, 1999 (effective date) to April 30, 1999, for Class
B.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                  CLASS B                 CLASS C
-------------------------------------------------------------------------
o  Initial sales        o   No initial sales     o  Initial sales
   charge of 4.25% or       charge                  charge of 1%
   less

o  Deferred sales       o   Deferred sales       o  Deferred sales
   charge of 1% on          charge of 4% on         charge of 1% on
   purchases of $1          shares you sell         shares you sell
   million or more sold     within the first        within 18 months
   within 18 months         year, declining to
                            1% within six years
                            and eliminated
                            after that

o  Lower annual         o   Higher annual        o  Higher annual
   expenses than Class      expenses than Class     expenses than Class
   B or C due to lower      A (same as Class C)     A (same as Class B)
   distribution fees        due to higher           due to higher
                            distribution fees.      distribution fees.
                            Automatic               No conversion to
                            conversion to Class     Class A shares, so
                            A shares after          annual expenses do
                            eight years,            not decrease.
                            reducing future
                            annual expenses.


SALES CHARGES - CLASS A

                                    THE SALES CHARGE
                                   MAKES UP THIS % OF  WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                            4.25                  4.44
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 18), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 19).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 18). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE   YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                  1.00                 1.01

     WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A , B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 24 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

  TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


MINIMUM INVESTMENTS
-----------------------------------------------------------------------------
                                              INITIAL        ADDITIONAL
-----------------------------------------------------------------------------
Regular accounts                              $1,000         $50
-----------------------------------------------------------------------------
Automatic investment plans                    $50            $50
-----------------------------------------------------------------------------
UGMA/UTMA accounts                            $100           $50
-----------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250           $50
-----------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members
                                              $100           $50
-----------------------------------------------------------------------------

   PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE
    IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 22). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
-------------------------------------------------------------------------------
                      OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment       Contact your investment
THROUGH YOUR          representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of    If you have another Franklin  Before requesting
a phone and computer] Templeton fund account with   telephone or online purchase
                      your bank account             into an existing account,
BY PHONE/ONLINE       information on file, you may  please make sure we have
                      open a new account by phone.  your bank account
(Up to $100,000 per   At this time, a new account   information on file. If we
shareholder per day)  may not be opened online.     do not have this
                                                    information, you will need
1-800/632-2301        To make a same day            to send written instructions
                      investment, your phone order  with your bank's name and
franklintempleton.com must be received and          address, a voided check or
                      accepted by us by 1:00 p.m.   savings account deposit
NOTE:  CERTAIN        Pacific time or the close of  slip, and a signature
ACCOUNT TYPES ARE     the New York Stock Exchange,  guarantee if the bank and
NOT AVAILABLE FOR     whichever is earlier.         Fund accounts do not have at
ONLINE ACCOUNT ACCESS                               least one common owner.

                                                    To make a same day
                                                    investment, your phone or
                                                    online order must be
                                                    received and accepted by us
                                                    by 1:00 p.m. Pacific time or
                                                    the close of the New York
                                                    Stock Exchange, whichever is
                                                    earlier.

--------------------------------------------------------------------------------
                      Make your check payable to    Make your check payable to
[Insert graphic of    Franklin Federal Tax-Free     Franklin Federal Tax-Free
envelope]             Income Fund.                  Income Fund. Include your
                                                    account number on the check.
BY MAIL               Mail the check and your
                      signed application to         Fill out the deposit slip
                      Investor Services.            from your account statement.
                                                    If you do not have a slip,
                                                    include a note with your
                                                    name, the Fund name, and
                                                    your account number.

                                                    Mail the check and deposit
                                                    slip or note to Investor
                                                    Services.
--------------------------------------------------------------------------------
[Insert graphic of    Call to receive a wire        Call to receive a wire
three lightning       control number and wire       control number and wire
bolts]                instructions.                 instructions.

                      Wire the funds and mail your  To make a same day wire
                      signed application to         investment, please call us
BY WIRE               Investor Services. Please     by 1:00 p.m. Pacific time
                      include the wire control      and make sure your wire
1-800/632-2301        number or your new account    arrives by 3:00 p.m.
(or 1-650/312-2000    number on the application.
collect)
                      To make a same day wire
                      investment, please call us by
                      1:00 p.m. Pacific time and
                      make sure your wire arrives
                      by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of    Call Shareholder Services at  Call Shareholder Services at
two arrows            the number below, or send     the number below or our
pointing in           signed written instructions.  automated TeleFACTS system,
opposite directions]  You also may place an         or send signed written
                      online exchange order.        instructions. You also may
                      The TeleFACTS system          place an online exchange
BY EXCHANGE           cannot be used to open       order.
                      a new account.
TeleFACTS(R)          account.
1-800/247-1753                                      (Please see page 24 for
(around-the-clock     (Please see page 24 for       information on exchanges.)
access)               information on exchanges.)


franklintempleton.com

--------------------------------------------------------------------------------

               FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                          CALL TOLL-FREE: 1-800/632-2301
            (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                  SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 29).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address on
                         the account, or otherwise according to your written
                         instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone and computer]      less, you do not hold share certificates and
                         you have not changed your address by phone or
BY PHONE/ONLINE          online within the last 15 days, you can
                         sell your shares by phone or online.
1-800/632-2301
                         A check will be mailed to the name(s) and
franklintempleton.com    address on the account. Written instructions, with a
                         signature guarantee, are required to send the check to
                         another address or to make it payable to another
                         person.
--------------------------------------------------------------------------
[Insert graphic of three You can call, write, or visit us online to
lightning bolts]         have redemption proceeds sent to a bank
                         account. See the policies above for selling
BY ELECTRONIC FUNDS      shares by mail, phone, or online.
TRANSFER (ACH)
                         Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                         If we receive your request in proper form by 1:00 p.m.
                         Pacific time, proceeds sent by ACH generally will be
                         available within two to three business days.
--------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering. Prospectuses are available
opposite directions]     online at franklintempleton.com.

BY EXCHANGE              Call Shareholder Services at the number below
                         or our automated TeleFACTS system, or send
TeleFACTS(R)             signed written instructions. You also may
1-800/247-1753           place an exchange order online.  See the
(around-the-clock        policies above for selling shares by mail,
access)                  phone, or online.

                         If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------

               FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                          CALL TOLL-FREE: 1-800/632-2301
            (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                  SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 22).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase  Fund  shares by debiting a bank  account  that may be owned by you;
   and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------
COMMISSION (%)                     ---         3.00        2.00/3
Investment under $100,000         4.00         ---         ---
$100,000 but under $250,000       3.25         ---         ---
$250,000 but under $500,000       2.25         ---         ---
$500,000 but under $1 million     1.85         ---         ---
$1 million or more                up to 0.75/1 ---         ---
12B-1 FEE TO DEALER               0.10/1       0.15/2      0.65/4

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.


[Insert graphic of question mark]

                                    QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
FTI Institutional        1-800/321-8563       6:00 a.m. to 4:00 p.m.
Services
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)

                                       36


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R) INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-3395                              116 P 09/02














GOF STKP6
                        SUPPLEMENT DATED OCTOBER 1, 2002
       TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

                 FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.

                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                Franklin California Insured Tax-Free Income Fund
           Franklin California Intermediate-Term Tax-Free Income Fund
                    Franklin California Tax-Exempt Money Fund

                          FRANKLIN CAPITAL GROWTH FUND

                         FRANKLIN CUSTODIAN FUNDS, INC.
                                 DynaTech Series
                                  Growth Series
                                  Income Series
                                Utilities Series
                         U.S. Government Securities Fund

                           FRANKLIN FEDERAL MONEY FUND

                      FRANKLIN FEDERAL TAX-FREE INCOME FUND

                          FRANKLIN FLOATING RATE TRUST

                              FRANKLIN GLOBAL TRUST
                     Franklin Global Aggressive Growth Fund
                           Franklin Global Growth Fund

                     FRANKLIN GOLD AND PRECIOUS METALS FUND

                           FRANKLIN HIGH INCOME TRUST
                         Franklin's AGE High Income Fund

                       FRANKLIN INVESTORS SECURITIES TRUST
               Franklin Adjustable U.S. Government Securities Fund
                      Franklin Convertible Securities Fund
                           Franklin Equity Income Fund
                    Franklin Floating Rate Daily Access Fund
           Franklin Short-Intermediate U.S. Government Securities Fund
                           Franklin Total Return Fund

                             FRANKLIN MANAGED TRUST
                         Franklin Rising Dividends Fund

                               FRANKLIN MONEY FUND

                       FRANKLIN MUNICIPAL SECURITIES TRUST
                  Franklin California High Yield Municipal Fund
                     Franklin Tennessee Municipal Bond Fund

                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                              Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                              Mutual Qualified Fund
                               Mutual Shares Fund

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND

                        FRANKLIN NEW YORK TAX-FREE TRUST
                 Franklin New York Insured Tax-Free Income Fund
                     Franklin New York Tax-Exempt Money Fund
            Franklin New York Intermediate-Term Tax-Free Income Fund

                      FRANKLIN REAL ESTATE SECURITIES TRUST
                      Franklin Real Estate Securities Fund

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                            FRANKLIN STRATEGIC SERIES
                         Franklin Aggressive Growth Fund
                      Franklin Biotechnology Discovery Fund
                             Franklin Blue Chip Fund
                          Franklin Flex Cap Growth Fund
                       Franklin Global Communications Fund
                        Franklin Global Health Care Fund
                         Franklin Large Cap Growth Fund
                         Franklin Natural Resources Fund
                       Franklin Small-Mid Cap Growth Fund
                        Franklin Small Cap Growth Fund II
                         Franklin Strategic Income Fund
                            Franklin Technology Fund
                          Franklin U.S. Long-Short Fund

                         FRANKLIN TAX-EXEMPT MONEY FUND

                             FRANKLIN TAX-FREE TRUST
                      Franklin Alabama Tax-Free Income Fund
                      Franklin Arizona Tax-Free Income Fund
                     Franklin Colorado Tax-Free Income Fund
                    Franklin Connecticut Tax-Free Income Fund
                      Franklin Double Tax-Free Income Fund
             Franklin Federal Intermediate-Term Tax-Free Income Fund
                  Franklin Florida Insured Tax-Free Income Fund
                      Franklin Florida Tax-Free Income Fund
                      Franklin Georgia Tax-Free Income Fund
                    Franklin High Yield Tax-Free Income Fund
                      Franklin Insured Tax-Free Income Fund
                     Franklin Kentucky Tax-Free Income Fund
                     Franklin Louisiana Tax-Free Income Fund
                     Franklin Maryland Tax-Free Income Fund
               Franklin Massachusetts Insured Tax-Free Income Fund
                 Franklin Michigan Insured Tax-Free Income Fund
                 Franklin Minnesota Insured Tax-Free Income Fund
                     Franklin Missouri Tax-Free Income Fund
                    Franklin New Jersey Tax-Free Income Fund
                  Franklin North Carolina Tax-Free Income Fund
                   Franklin Ohio Insured Tax-Free Income Fund
                      Franklin Oregon Tax-Free Income Fund
                   Franklin Pennsylvania Tax-Free Income Fund
                       Franklin Texas Tax-Free Income Fund
                     Franklin Virginia Tax-Free Income Fund

                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                   Franklin Templeton Conservative Target Fund
                     Franklin Templeton Moderate Target Fund
                      Franklin Templeton Growth Target Fund

                         FRANKLIN TEMPLETON GLOBAL TRUST
                      Franklin Templeton Hard Currency Fund

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                    Templeton Foreign Smaller Companies Fund
                        Templeton Global Long-Short Fund
                          Templeton Pacific Growth Fund

                       FRANKLIN TEMPLETON MONEY FUND TRUST
                          Franklin Templeton Money Fund

                         FRANKLIN VALUE INVESTORS TRUST
                     Franklin Balance Sheet Investment Fund
                          Franklin Large Cap Value Fund
                          Franklin MicroCap Value Fund
                          Franklin Small Cap Value Fund

                       TEMPLETON DEVELOPING MARKETS TRUST

                              TEMPLETON FUNDS, INC.
                             Templeton Foreign Fund
                              Templeton World Fund

                        TEMPLETON GLOBAL INVESTMENT TRUST
                      Templeton International (Ex EM) Fund
                          Templeton Latin America Fund

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                           TEMPLETON GROWTH FUND, INC.

                             TEMPLETON INCOME TRUST
                           Templeton Global Bond Fund


A. ONLINE SERVICES

Franklin Templeton is adding new features to the online services available for most Fund accounts. These new features should be available on our website in December 2002. The sections under YOUR ACCOUNT are amended as follows:


       BUYING SHARES
--------------------
[Insert graphic of a paper with lines and someone writing]

       I. Adding the following as a second paragraph to column three of the section BY PHONE/ONLINE/1:

        If you have online access, you will be able to add bank account information that we can use to process additional purchases into your Franklin Templeton account.

       INVESTOR SERVICES
-------------------------
[Insert graphic of person with a headset]

       II. Replacing the second sentence of AUTOMATIC INVESTMENT PLAN/1 with the following:

        To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services.

       III. Replacing the first paragraph of the section TELEPHONE/ONLINE PRIVILEGES with the following:

        TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; add or change your bank account information (online only); change your address; add or change account services (including distribution options, systematic withdrawal plans, automatic investment plans and ordering money fund checks).

       IV. Replacing the last sentence of SYSTEMATIC WITHDRAWAL PLAN/2 with the following:

        To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

       SELLING SHARES
----------------------
[Insert graphic of a certificate]

       V. Replacing the second sentence of paragraph two in column two of the section BY ELECTRONIC FUNDS TRANSFER (ACH):

        If we do not have this information, you will need to provide the banking instructions online at franklintempleton.com or send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

       ACCOUNT POLICIES
------------------------
[Insert graphic of paper and pen]

       VI. Replacing the third and fifth bullet points of the section JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES with the following:

        o Add/change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

        o Add/change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

 VII. Adding the following language to the contact information included at the end of the sections BUYING SHARES and SELLING SHARES:

   or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

1. Not applicable to Franklin Templeton Money Fund.
2. Not applicable to Franklin Floating Rate Trust.


B. DEALER COMPENSATION

The section under DEALER COMPENSATION is amended as follows:

 California Tax-Free Income Fund, Inc., Federal Tax-Free Income Fund,
 Alabama Tax-Free Income Fund, Arizona Tax-Free Income Fund,
 Colorado Tax-Free Income Fund, Connecticut Tax-Free Income Fund,
 Florida Insured Tax-Free Income Fund, Florida Tax-Free
 Income Fund, Georgia Tax-Free Income Fund, High Yield Tax-Free Income Fund, Insured Tax-Free Income Fund, Kentucky Tax-Free Income Fund, Louisiana Tax-Free Income Fund, Maryland Tax-Free Income Fund, Massachusetts Insured Tax-Free Income Fund, Michigan Insured Tax-Free Income Fund, Minnesota Insured Tax-Free Income Fund, Missouri Tax-Free Income Fund, New Jersey Tax-Free Income Fund, North Carolina Tax-Free Income Fund, Ohio Insured Tax-Free Income Fund, Oregon Tax-Free Income Fund, Pennsylvania Tax-Free Income Fund, Double Tax-Free Income Fund, Texas Tax-Free Income Fund, Virginia Tax-Free Income Fund and Franklin Strategic Income Fund

 Footnote 4 to the compensation table under the section "Dealer Compensation" is replaced with the following:

  4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.

 NEW YORK INSURED TAX-FREE INCOME FUND

 Footnote 3 to the compensation table under the section "Dealer Compensation" is replaced with the following:

  3. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.


                Please keep this supplement for future reference
















ANNUAL REPORT
APRIL 30, 2002

FRANKLIN FEDERAL
TAX-FREE INCOME FUND


    [LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
     INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                       SECURITIES MARKETS MOVE BOTH UP AND DOWN,
                                                 AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OF SHEILA AMOROSO, CHARLES B. JOHNSON & RAFAEL R. COSTAS JR. OMITTED]

CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

--------------------------------------------------------------------------------
FRANKLINTEMPLETON.COM
[GRAPHIC OMITTED]
Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.
--------------------------------------------------------------------------------

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  8

Special Feature:
Making Sense of Dividends .. 12

Municipal Bond Ratings ..... 18

Financial Highlights &
Statement of Investments ... 21

Financial Statements ....... 60

Notes to
Financial Statements ....... 63

Independent
Auditors' Report ........... 67

Tax Designation ............ 68

Board Members
and Officers ............... 69


FUND CATEGORY
[GRAPHIC OF PYRAMID OMITTED]
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME HIGHLIGHTED


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FEDERAL TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A NATIONALLY DIVERSIFIED PORTFOLIO CONSISTING OF MUNICIPAL SECURITIES.(1)
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Dear Shareholder:

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report covering the fiscal year ended April 30, 2002. During the 12 months under review, the U.S. economy weakened as gross domestic product (GDP) growth declined during the first half of 2001 before contracting at a 1.3% annualized rate in the third quarter of 2001. In response to this deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively cutting interest rates, seeking to lower borrowing costs and stimulate economic growth. Seven interest rate cuts during the 12 months under review reduced the federal funds target rate from 4.50% at the beginning of the period to 1.75% on April 30, 2002, its lowest level in more than 40 years. In November 2001, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001, ending the longest economic expansion in the nation's history. Significant, broadbased





1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 25.

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WE WELCOME OUR NEW SHAREHOLDERS WHO JOINED THE FUND DURING THE REPORTING PERIOD
AS A RESULT OF THE FTI MUNICIPAL BOND FUND REORGANIZATION.
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and sustained downward trends in economic activity were largely to blame, with employment, industrial production and consumer and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. However, the Fed's efforts and significant government spending contributed to a surprising turnaround in GDP growth at annualized rates of 1.7% in fourth quarter 2001 and 5.6% in first quarter 2002.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investors' risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. The equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. The major stock indexes rebounded significantly from September's lows as indications of a potential economic recovery offered investors some optimism.


BOND MARKET OVERVIEW
For much of the year under review, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries slightly outperformed the Standard & Poor's 500 Composite Index, a widely used benchmark of equity market performance, during the period. The bond market's progress was not a steady rise, however, and overall the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened. The 30-year Treasury bond's yield decreased slightly from 5.79% at the beginning of the year under review to 5.59% on April 30, 2002. At the same time, the 10-year Treasury note's yield dropped from 5.35% to 5.11%, and the 2-year Treasury note's yield fell from 4.28% to 3.22%. Short-term interest rates fell more substantially than long-term rates largely due to the Fed's actions and investors' economic worries.

The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, experienced volatility and ended the period lower, yielding 5.49% at the beginning of the period and 5.30% on April 30, 2002.(2) On October 31, 2001, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long-term municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Subsequently, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased marginally. Municipal bonds did benefit, however, from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal tax rate, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. Predicting market cycles is very difficult, even for professional economists,



2. Source: THE BOND BUYER. The unmanaged Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.



--------------------------------------------------------------------------------
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?
FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY.
--------------------------------------------------------------------------------

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable, tax-free income, for the long term.


PORTFOLIO NOTES
The decline in interest rates during the year under review contributed to the price appreciation of securities in your Fund's portfolio. Franklin Federal Tax-Free Income Fund's Class A share price, as measured by net asset value, rose to $11.81 on April 30, 2002, from $11.77 on April 30, 2001. The Fund's share prices rise and fall inversely to changes in interest rates; the income component and Fund's dividend distributions are based on the Fund's earnings from the interest paid on the securities. Over the annual period, many of our older securities paying 7% and 8% interest rates were called. We were able to reinvest the proceeds in newer securities paying less than 7%; thus, the Fund's income declined, resulting in a dividend reduction. For an in-depth discussion, please refer to the Special Feature, "Making Sense of Dividends," beginning on page 12.

The most notable portfolio change during the period was the continued increase in credit quality. Because we felt the market did not adequately compensate for the added risks of lower-quality municipal bonds, we found value in AAA-rated, insured bonds, which comprised more than 95% of the Fund's new purchases. As a result, the portfolio's credit quality improved, with securities rated AA and higher representing 66.4% of total long-term investments at period-end, up from 57.4% one year earlier.



CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
4/30/02

[PIE CHART OMITTED]
AAA                       49.6%

AA                        16.8%

A                         13.7%

BBB                       16.2%

Below Investment Grade     3.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

We found particular value in airport revenue bonds, state general obligation bonds, and water and sewer revenue bonds. Significant additions included insured revenue bonds issued by Dallas-Fort Worth International Airport and Minneapolis and St. Paul Metropolitan Airports Commission Airport. The most notable addition to the portfolio's state general obligation sector were California state general obligation bonds rated A1/A+/AA. Although California is experiencing some fiscal challenges due to the U.S. economic slowdown over the past 18 months, the state's general obligation bonds were trading at very attractive levels. These purchases maintained diversification in a broad range of sectors, helping to reduce the Fund's exposure to risk and volatility that may affect any one sector.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 8 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.91%, based on an annualization of April's 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.33 on April 30, 2002. An investor in the maximum federal income tax bracket of 38.6% would need to earn 8.00% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C and Advisor Class shares.

When managing our municipal bond funds, we do not try to compete with the equity markets for price performance. Municipal securities are excellent providers of tax-free income and, considering these investments' low-risk nature, are not the type



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PORTFOLIO BREAKDOWN
4/30/02

                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
------------------------------
Utilities              21.5%

Transportation         16.5%

General Obligation     12.1%

Hospital & Health Care 11.6%

Prerefunded            11.1%

Housing                 8.1%

Corporate-Backed        6.4%

Subject to Government
Appropriations          6.1%

Other Revenue           2.5%

Tax-Supported           2.4%

Higher Education        1.7%
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                                                                               5

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DIVIDEND DISTRIBUTIONS
5/1/01-4/30/02

                              DIVIDEND PER SHARE
              --------------------------------------------------
MONTH           CLASS A     CLASS B      CLASS C  ADVISOR CLASS*
----------------------------------------------------------------
May           5.22 cents  4.66 cents   4.66 cents       --
June          5.22 cents  4.71 cents   4.69 cents       --
July          5.22 cents  4.71 cents   4.69 cents       --
August        5.22 cents  4.71 cents   4.69 cents       --
September     5.22 cents  4.65 cents   4.67 cents       --
October       5.22 cents  4.65 cents   4.67 cents       --
November      5.22 cents  4.65 cents   4.67 cents       --
December      5.10 cents  4.55 cents   4.53 cents       --
January       5.10 cents  4.55 cents   4.53 cents       --
February      5.10 cents  4.55 cents   4.53 cents       --
March         5.05 cents  4.50 cents   4.51 cents       --
April         5.05 cents  4.50 cents   4.51 cents    5.05 cents
-----------------------------------------------------------------
TOTAL         61.94 CENTS 55.39 CENTS  55.35 CENTS   5.05 CENTS
--------------------------------------------------------------------------------


*On 3/20/02, the Fund began offering Advisor Class shares to investors. Please see the prospectus for details.

of security that can provide much excess price return other than that resulting from interest rate declines. State and local governments are not profit-generating entities. They seek to provide broad services to their residents, and use taxes and fees to pay for such services; thus municipal securities are relatively safe investments.

Although we cannot predict interest rate cycles, we will continue to focus on obtaining the highest monthly tax-free income possible through our disciplined management approach. Overall, we believe Franklin Federal Tax-Free Income Fund can provide investors with high credit quality and valuable tax-free income, for the long term.

Thank you for investing in Franklin Federal Tax-Free Income Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund



/S/SIGNATURE
Sheila Amoroso



/S/SIGNATURE
Rafael R. Costas Jr.
Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department



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A NOTE ABOUT DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
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This discussion reflects our views, opinions and portfolio holdings as of April
30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

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CLASS A                        CHANGE         4/30/02   4/30/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.04         $11.81    $11.77
DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.6194

CLASS B                        CHANGE         4/30/02   4/30/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.04         $11.81    $11.77
DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.5539

CLASS C                        CHANGE         4/30/02   4/30/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.04         $11.81    $11.77
DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.5535

ADVISOR CLASS                  CHANGE         4/30/02   3/20/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.12         $11.82    $11.70
DISTRIBUTIONS (3/20/02-4/30/02)
Dividend Income                $0.0505
--------------------------------------------------------------------------------


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CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to
7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------






              Past performance does not guarantee future results.

PERFORMANCE

--------------------------------------------------------------------------------
CLASS A                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.71%  +30.76%   +83.70%
Average Annual Total Return(2)        +1.24%   +4.59%    +5.81%
Avg. Ann. Total Return (3/31/02)(3)   -1.07%   +4.46%    +5.75%

Distribution Rate(4)           4.91%
Taxable Equivalent Distribution
  Rate(5)                      8.00%
30-Day Standardized Yield(6)   4.31%
Taxable Equivalent Yield(5)    7.02%

                                                       INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)            +5.13%  +11.36%  +12.42%
Average Annual Total Return(2)        +1.13%   +2.75%   +2.78%
Avg. Ann. Total Return (3/31/02)(3)   -1.16%   +2.30%   +2.38%

Distribution Rate(4)           4.57%
Taxable Equivalent Distribution
  Rate(5)                      7.44%
30-Day Standardized Yield(6)   3.95%
Taxable Equivalent Yield(5)    6.43%

                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.13%   +27.12%  +44.12%
Average Annual Total Return(2)        +3.08%    +4.71%   +5.21%
Avg. Ann. Total Return (3/31/02)(3)   +0.76%    +4.57%   +5.05%

Distribution Rate(4)           4.54%
Taxable Equivalent Distribution
  Rate(5)                      7.39%
30-Day Standardized Yield(6)   3.91%
Taxable Equivalent Yield(5)    6.37%

ADVISOR CLASS7                        1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.80%   +30.87%  +83.86%
Average Annual Total Return(2)        +5.80%    +5.53%   +6.28%
Avg. Ann. Total Return (3/31/02)(3)   +3.42%    +5.40%   +6.22%

Distribution Rate(4)           5.13%
Taxable Equivalent Distribution
  Rate(5)                      8.36%
30-Day Standardized Yield(6)   4.59%
Taxable Equivalent Yield(5)    7.48%
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April monthly dividend and the maximum offering price (NAV for Classes B and Advisor) per share on 4/30/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.

7. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative total return of Advisor Class shares was +1.46%.




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Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (5/1/92 - 4/30/02)
[LINE CHART OMITTED]

The following line graph compares the performance of the Franklin Federal
Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond
Index(8), and to the CPI(8) based on a $10,000 investment from 5/1/92 to 4/30/02.


Inception:                                     9/3/85

                                           Franklin Federal            Lehman Brothers
                                         Tax-Free Income Fund-            Municipal
             Date                              Class A                    Bond Index                      CPI
-------------------------------------------------------------------------------------------------------------
           5/1/92                               9,574                       10,000                     10,000
          5/31/92                               9,713             1.18%     10,118           0.14%     10,014
          6/30/92                               9,853             1.68%     10,288           0.36%     10,050
          7/31/92                              10,186             3.00%     10,597           0.21%     10,071
          8/31/92                              10,051            -0.97%     10,494           0.28%     10,099
          9/30/92                              10,058             0.65%     10,562           0.28%     10,128
         10/31/92                               9,922            -0.98%     10,459           0.35%     10,163
         11/30/92                              10,160             1.79%     10,646           0.14%     10,177
         12/31/92                              10,313             1.02%     10,754          -0.07%     10,170
          1/31/93                              10,439             1.16%     10,879           0.49%     10,220
          2/28/93                              10,705             3.62%     11,273           0.35%     10,256
          3/31/93                              10,657            -1.06%     11,153           0.35%     10,292
          4/30/93                              10,742             1.01%     11,266           0.28%     10,320
          5/31/93                              10,809             0.56%     11,329           0.14%     10,335
          6/30/93                              10,982             1.67%     11,518           0.14%     10,349
          7/31/93                              10,996             0.13%     11,533           0.00%     10,349
          8/31/93                              11,181             2.08%     11,773           0.28%     10,378
          9/30/93                              11,295             1.14%     11,907           0.21%     10,400
         10/31/93                              11,317             0.19%     11,930           0.41%     10,443
         11/30/93                              11,267            -0.88%     11,825           0.07%     10,450
         12/31/93                              11,473             2.11%     12,075           0.00%     10,450
          1/31/94                              11,570             1.14%     12,212           0.27%     10,478
          2/28/94                              11,371            -2.59%     11,896           0.34%     10,514
          3/31/94                              11,023            -4.07%     11,412           0.34%     10,550
          4/30/94                              11,047             0.85%     11,509           0.14%     10,565
          5/31/94                              11,127             0.87%     11,609           0.07%     10,572
          6/30/94                              11,084            -0.61%     11,538           0.34%     10,608
          7/31/94                              11,241             1.83%     11,749           0.27%     10,636
          8/31/94                              11,284             0.35%     11,790           0.40%     10,679
          9/30/94                              11,173            -1.47%     11,617           0.27%     10,708
         10/31/94                              11,014            -1.78%     11,410           0.07%     10,715
         11/30/94                              10,825            -1.81%     11,204           0.13%     10,729
         12/31/94                              11,045             2.20%     11,450           0.00%     10,729
          1/31/95                              11,325             2.86%     11,778           0.40%     10,772
          2/28/95                              11,597             2.91%     12,120           0.40%     10,815
          3/31/95                              11,691             1.15%     12,260           0.33%     10,851
          4/30/95                              11,733             0.12%     12,275           0.33%     10,887
          5/31/95                              12,007             3.19%     12,666           0.20%     10,909
          6/30/95                              11,968            -0.87%     12,556           0.20%     10,930
          7/31/95                              12,062             0.95%     12,675           0.00%     10,930
          8/31/95                              12,176             1.27%     12,836           0.26%     10,959
          9/30/95                              12,240             0.63%     12,917           0.20%     10,981
         10/31/95                              12,397             1.45%     13,104           0.33%     11,017
         11/30/95                              12,585             1.66%     13,322          -0.07%     11,009
         12/31/95                              12,712             0.96%     13,450          -0.07%     11,002
          1/31/96                              12,767             0.76%     13,552           0.59%     11,066
          2/29/96                              12,716            -0.68%     13,460           0.32%     11,102
          3/31/96                              12,602            -1.28%     13,287           0.52%     11,160
          4/30/96                              12,593            -0.28%     13,250           0.39%     11,203
          5/31/96                              12,606            -0.04%     13,245           0.19%     11,224
          6/30/96                              12,737             1.09%     13,389           0.06%     11,231
          7/31/96                              12,833             0.90%     13,510           0.19%     11,252
          8/31/96                              12,843            -0.02%     13,507           0.19%     11,274
          9/30/96                              13,006             1.40%     13,696           0.32%     11,310
         10/31/96                              13,136             1.13%     13,851           0.32%     11,346
         11/30/96                              13,334             1.83%     14,104           0.19%     11,368
         12/31/96                              13,310            -0.42%     14,045           0.00%     11,368
          1/31/97                              13,343             0.19%     14,072           0.32%     11,404
          2/28/97                              13,465             0.92%     14,201           0.31%     11,439
          3/31/97                              13,340            -1.33%     14,013           0.25%     11,468
          4/30/97                              13,451             0.84%     14,130           0.12%     11,482
          5/31/97                              13,619             1.51%     14,344          -0.06%     11,475
          6/30/97                              13,753             1.07%     14,497           0.12%     11,489
          7/31/97                              14,072             2.77%     14,899           0.12%     11,502
          8/31/97                              13,989            -0.94%     14,759           0.19%     11,524
          9/30/97                              14,149             1.19%     14,934           0.25%     11,553
         10/31/97                              14,240             0.64%     15,030           0.25%     11,582
         11/30/97                              14,319             0.59%     15,118          -0.06%     11,575
         12/31/97                              14,505             1.46%     15,339          -0.12%     11,561
          1/31/98                              14,618             1.03%     15,497           0.19%     11,583
          2/28/98                              14,637             0.03%     15,502           0.19%     11,605
          3/31/98                              14,668             0.09%     15,516           0.19%     11,627
          4/30/98                              14,651            -0.45%     15,446           0.18%     11,648
          5/31/98                              14,838             1.58%     15,690           0.18%     11,669
          6/30/98                              14,906             0.39%     15,751           0.12%     11,683
          7/31/98                              14,949             0.25%     15,791           0.12%     11,697
          8/31/98                              15,127             1.55%     16,035           0.12%     11,711
          9/30/98                              15,269             1.25%     16,236           0.12%     11,725
         10/31/98                              15,264             0.00%     16,236           0.24%     11,753
         11/30/98                              15,321             0.35%     16,293           0.00%     11,753
         12/31/98                              15,366             0.25%     16,333          -0.06%     11,746
          1/31/99                              15,498             1.19%     16,528           0.24%     11,774
          2/28/99                              15,468            -0.44%     16,455           0.12%     11,789
          3/31/99                              15,512             0.14%     16,478           0.30%     11,824
          4/30/99                              15,545             0.25%     16,519           0.73%     11,910
          5/31/99                              15,488            -0.58%     16,423           0.00%     11,910
          6/30/99                              15,287            -1.44%     16,187           0.00%     11,910
          7/31/99                              15,319             0.36%     16,245           0.30%     11,946
          8/31/99                              15,159            -0.80%     16,115           0.24%     11,975
          9/30/99                              15,152             0.04%     16,122           0.48%     12,032
         10/31/99                              14,951            -1.08%     15,948           0.18%     12,054
         11/30/99                              15,075             1.06%     16,117           0.06%     12,061
         12/31/99                              14,937            -0.75%     15,996           0.00%     12,061
          1/31/00                              14,837            -0.44%     15,925           0.30%     12,097
          2/29/00                              15,016             1.16%     16,110           0.59%     12,169
          3/31/00                              15,328             2.18%     16,461           0.82%     12,268
          4/30/00                              15,253            -0.59%     16,364           0.06%     12,276
          5/31/00                              15,179            -0.52%     16,279           0.12%     12,290
          6/30/00                              15,522             2.65%     16,710           0.52%     12,354
          7/31/00                              15,718             1.39%     16,943           0.23%     12,383
          8/31/00                              15,942             1.54%     17,204           0.00%     12,383
          9/30/00                              15,893            -0.52%     17,114           0.52%     12,447
         10/31/00                              16,037             1.09%     17,301           0.17%     12,468
         11/30/00                              16,140             0.76%     17,432           0.06%     12,476
         12/31/00                              16,452             2.47%     17,863          -0.06%     12,468
          1/31/01                              16,569             0.99%     18,040           0.63%     12,547
          2/29/01                              16,645             0.32%     18,097           0.40%     12,597
          3/31/01                              16,775             0.90%     18,260           0.23%     12,626
          4/30/01                              16,637            -1.08%     18,063           0.40%     12,677
          5/31/01                              16,796             1.08%     18,258           0.45%     12,734
          6/30/01                              16,913             0.67%     18,380           0.17%     12,755
          7/31/01                              17,174             1.48%     18,652          -0.28%     12,720
          8/31/01                              17,436             1.65%     18,960           0.00%     12,720
          9/30/01                              17,310            -0.34%     18,896           0.45%     12,777
         10/31/01                              17,472             1.19%     19,121          -0.34%     12,733
         11/30/01                              17,373            -0.84%     18,960          -0.17%     12,712
         12/31/01                              17,214            -0.95%     18,780          -0.39%     12,662
          1/31/02                              17,436             1.73%     19,105           0.23%     12,691
          2/28/02                              17,599             1.20%     19,334           0.40%     12,742
          3/31/02                              17,334            -1.96%     18,955           0.56%     12,813
          4/30/02                              17,587             1.95%     19,325           0.00%     12,813
=============================================================================================================
Total Return                                   75.87%                       93.25%                     28.13%


CLASS B (1/1/99 - 4/30/02)
[LINE CHART OMITTED]

The following line graph compares the performance of the Franklin Federal
Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond
Index(8), and to the CPI(8) based on a $10,000 investment from 1/1/99 to 4/30/02.

Inception:                                    1/1/99

                                          Franklin Federal          Lehman Brothers
                                        Tax-Free Income Fund-         Municipal
             Date                             Class B                 Bond Index                        CPI
-----------------------------------------------------------------------------------------------------------
           1/1/99                             10,000                     10,000                      10,000
          1/31/99                             10,086          1.19%      10,119           0.24%      10,024
          2/28/99                             10,054         -0.44%      10,074           0.12%      10,036
          3/31/99                             10,079          0.14%      10,089           0.30%      10,066
          4/30/99                             10,096          0.25%      10,114           0.73%      10,140
          5/31/99                             10,055         -0.58%      10,055           0.00%      10,140
          6/30/99                              9,920         -1.44%       9,910           0.00%      10,140
          7/31/99                              9,935          0.36%       9,946           0.30%      10,170
          8/31/99                              9,826         -0.80%       9,866           0.24%      10,194
          9/30/99                              9,817          0.04%       9,870           0.48%      10,243
         10/31/99                              9,682         -1.08%       9,764           0.18%      10,262
         11/30/99                              9,766          1.06%       9,867           0.06%      10,268
         12/31/99                              9,672         -0.75%       9,793           0.00%      10,268
          1/31/00                              9,603         -0.44%       9,750           0.30%      10,299
          2/29/00                              9,706          1.16%       9,863           0.59%      10,360
          3/31/00                              9,903          2.18%      10,078           0.82%      10,444
          4/30/00                              9,859         -0.59%      10,019           0.06%      10,451
          5/31/00                              9,806         -0.52%       9,967           0.12%      10,463
          6/30/00                             10,014          2.65%      10,231           0.52%      10,518
          7/31/00                             10,136          1.39%      10,373           0.23%      10,542
          8/31/00                             10,276          1.54%      10,533           0.00%      10,542
          9/30/00                             10,240         -0.52%      10,478           0.52%      10,597
         10/31/00                             10,328          1.09%      10,592           0.17%      10,615
         11/30/00                             10,389          0.76%      10,673           0.06%      10,621
         12/31/00                             10,585          2.47%      10,936          -0.06%      10,615
          1/31/01                             10,656          0.99%      11,045           0.63%      10,682
          2/28/01                             10,700          0.32%      11,080           0.40%      10,724
          3/31/01                             10,778          0.90%      11,180           0.23%      10,749
          4/30/01                             10,693         -1.08%      11,059           0.40%      10,792
          5/31/01                             10,782          1.08%      11,178           0.45%      10,841
          6/30/01                             10,861          0.67%      11,253           0.17%      10,859
          7/31/01                             11,015          1.48%      11,420          -0.28%      10,829
          8/31/01                             11,178          1.65%      11,608           0.00%      10,829
          9/30/01                             11,092         -0.34%      11,569           0.45%      10,877
         10/31/01                             11,191          1.19%      11,707          -0.34%      10,840
         11/30/01                             11,131         -0.84%      11,608          -0.17%      10,822
         12/31/01                             11,015         -0.95%      11,498          -0.39%      10,780
          1/31/02                             11,151          1.73%      11,697           0.23%      10,804
          2/28/02                             11,251          1.20%      11,837           0.40%      10,848
          3/31/02                             11,076         -1.96%      11,605           0.56%      10,908
          4/30/02                             10,956          1.95%      11,831           0.00%      10,908
===========================================================================================================
Total Return                                   9.56%                     18.31%                       9.08%


AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
-----------------------------
1-Year                +1.24%
5-Year                +4.59%
10-Year               +5.81%



AVERAGE ANNUAL TOTAL RETURN

CLASS B              4/30/02
-----------------------------
1-Year                +1.13%
3-Year                +2.75%
Since Inception
(1/1/99)              +2.78%

Past performance does not guarantee future results.

CLASS C (5/1/95 - 4/30/02)
[LINE CHART OMITTED]

The following line graph compares the performance of the Franklin Federal
Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond
Index(8), and to the CPI(8) based on a $10,000 investment from 5/1/95 to 4/30/02.

Inception:                                    5/1/95

                                          Franklin Federal          Lehman Brothers
                                        Tax-Free Income Fund-         Municipal
             Date                             Class C                 Bond Index                        CPI
-----------------------------------------------------------------------------------------------------------
           5/1/95                              9,898                     10,000                      10,000
          5/31/95                             10,127          3.19%      10,319           0.20%      10,020
          6/30/95                             10,090         -0.87%      10,229           0.20%      10,040
          7/31/95                             10,163          0.95%      10,326           0.00%      10,040
          8/31/95                             10,254          1.27%      10,458           0.26%      10,066
          9/30/95                             10,303          0.63%      10,523           0.20%      10,086
         10/31/95                             10,430          1.45%      10,676           0.33%      10,120
         11/30/95                             10,574          1.66%      10,853          -0.07%      10,112
         12/31/95                             10,685          0.96%      10,957          -0.07%      10,105
          1/31/96                             10,725          0.76%      11,041           0.59%      10,165
          2/29/96                             10,677         -0.68%      10,966           0.32%      10,198
          3/31/96                             10,576         -1.28%      10,825           0.52%      10,251
          4/30/96                             10,557         -0.28%      10,795           0.39%      10,291
          5/31/96                             10,563         -0.04%      10,791           0.19%      10,310
          6/30/96                             10,667          1.09%      10,908           0.06%      10,316
          7/31/96                             10,743          0.90%      11,006           0.19%      10,336
          8/31/96                             10,745         -0.02%      11,004           0.19%      10,356
          9/30/96                             10,885          1.40%      11,158           0.32%      10,389
         10/31/96                             10,989          1.13%      11,284           0.32%      10,422
         11/30/96                             11,140          1.83%      11,491           0.19%      10,442
         12/31/96                             11,124         -0.42%      11,443           0.00%      10,442
          1/31/97                             11,146          0.19%      11,464           0.32%      10,475
          2/28/97                             11,233          0.92%      11,570           0.31%      10,508
          3/31/97                             11,134         -1.33%      11,416           0.25%      10,534
          4/30/97                             11,220          0.84%      11,512           0.12%      10,547
          5/31/97                             11,355          1.51%      11,686          -0.06%      10,540
          6/30/97                             11,461          1.07%      11,811           0.12%      10,553
          7/31/97                             11,722          2.77%      12,138           0.12%      10,565
          8/31/97                             11,648         -0.94%      12,024           0.19%      10,586
          9/30/97                             11,766          1.19%      12,167           0.25%      10,612
         10/31/97                             11,835          0.64%      12,245           0.25%      10,639
         11/30/97                             11,905          0.59%      12,317          -0.06%      10,632
         12/31/97                             12,044          1.46%      12,497          -0.12%      10,619
          1/31/98                             12,142          1.03%      12,626           0.19%      10,640
          2/28/98                             12,151          0.03%      12,629           0.19%      10,660
          3/31/98                             12,171          0.09%      12,641           0.19%      10,680
          4/30/98                             12,143         -0.45%      12,584           0.18%      10,699
          5/31/98                             12,292          1.58%      12,783           0.18%      10,719
          6/30/98                             12,352          0.39%      12,832           0.12%      10,731
          7/31/98                             12,382          0.25%      12,865           0.12%      10,744
          8/31/98                             12,513          1.55%      13,064           0.12%      10,757
          9/30/98                             12,635          1.25%      13,227           0.12%      10,770
         10/31/98                             12,625          0.00%      13,227           0.24%      10,796
         11/30/98                             12,666          0.35%      13,274           0.00%      10,796
         12/31/98                             12,697          0.25%      13,307          -0.06%      10,789
          1/31/99                             12,800          1.19%      13,465           0.24%      10,815
          2/28/99                             12,759         -0.44%      13,406           0.12%      10,828
          3/31/99                             12,789          0.14%      13,425           0.30%      10,861
          4/30/99                             12,820          0.25%      13,458           0.73%      10,940
          5/31/99                             12,757         -0.58%      13,380           0.00%      10,940
          6/30/99                             12,586         -1.44%      13,187           0.00%      10,940
          7/31/99                             12,606          0.36%      13,235           0.30%      10,973
          8/31/99                             12,468         -0.80%      13,129           0.24%      10,999
          9/30/99                             12,467          0.04%      13,134           0.48%      11,052
         10/31/99                             12,285         -1.08%      12,992           0.18%      11,072
         11/30/99                             12,392          1.06%      13,130           0.06%      11,079
         12/31/99                             12,272         -0.75%      13,032           0.00%      11,079
          1/31/00                             12,185         -0.44%      12,974           0.30%      11,112
          2/29/00                             12,315          1.16%      13,125           0.59%      11,177
          3/31/00                             12,576          2.18%      13,411           0.82%      11,269
          4/30/00                             12,509         -0.59%      13,332           0.06%      11,276
          5/31/00                             12,442         -0.52%      13,263           0.12%      11,289
          6/30/00                             12,706          2.65%      13,614           0.52%      11,348
          7/31/00                             12,871          1.39%      13,803           0.23%      11,374
          8/31/00                             13,037          1.54%      14,016           0.00%      11,374
          9/30/00                             12,992         -0.52%      13,943           0.52%      11,433
         10/31/00                             13,103          1.09%      14,095           0.17%      11,453
         11/30/00                             13,181          0.76%      14,202           0.06%      11,460
         12/31/00                             13,430          2.47%      14,553          -0.06%      11,453
          1/31/01                             13,519          0.99%      14,697           0.63%      11,525
          2/29/01                             13,575          0.32%      14,744           0.40%      11,571
          3/31/01                             13,686          0.90%      14,877           0.23%      11,598
          4/30/01                             13,567         -1.08%      14,716           0.40%      11,644
          5/31/01                             13,679          1.08%      14,875           0.45%      11,696
          6/30/01                             13,780          0.67%      14,974           0.17%      11,716
          7/31/01                             13,974          1.48%      15,196          -0.28%      11,683
          8/31/01                             14,182          1.65%      15,447           0.00%      11,683
          9/30/01                             14,072         -0.34%      15,394           0.45%      11,736
         10/31/01                             14,198          1.19%      15,578          -0.34%      11,696
         11/30/01                             14,123         -0.84%      15,447          -0.17%      11,676
         12/31/01                             13,974         -0.95%      15,300          -0.39%      11,631
          1/31/02                             14,160          1.73%      15,565           0.23%      11,657
          2/28/02                             14,274          1.20%      15,751           0.40%      11,704
          3/31/02                             14,064         -1.96%      15,443           0.56%      11,770
          4/30/02                             14,266          1.95%      15,744           0.00%      11,770
===========================================================================================================
Total Return                                  42.66%                     57.44%                      17.70%



ADVISOR CLASS (5/1/92 - 4/30/02)(9)
[LINE CHART OMITTED]

The following line graph compares the performance of the Franklin Federal
Tax-Free Income Fund - Advisor Class(9) to that of the Lehman Brothers Municipal
Bond Index(8), and to the CPI(8) based on a $10,000 investment from 5/1/92 to 4/30/02.

Inception:                                     9/3/85

                                                       Franklin Federal                 Lehman Brothers
                                                     Tax-Free Income Fund-                 Municipal
             Date                                        Advisor Class                     Bond Index                  CPI
--------------------------------------------------------------------------------------------------------------------------
           5/1/92                                                 10,000                     10,000                 10,000
          5/31/92                               1.45%             10,145       1.18%         10,118      0.14%      10,014
          6/30/92                               1.44%             10,291       1.68%         10,288      0.36%      10,050
          7/31/92                               3.38%             10,639       3.00%         10,597      0.21%      10,071
          8/31/92                              -1.33%             10,497      -0.97%         10,494      0.28%      10,099
          9/30/92                               0.07%             10,505       0.65%         10,562      0.28%      10,128
         10/31/92                              -1.36%             10,362      -0.98%         10,459      0.35%      10,163
         11/30/92                               2.40%             10,611       1.79%         10,646      0.14%      10,177
         12/31/92                               1.51%             10,771       1.02%         10,754     -0.07%      10,170
          1/31/93                               1.22%             10,902       1.16%         10,879      0.49%      10,220
          2/28/93                               2.54%             11,179       3.62%         11,273      0.35%      10,256
          3/31/93                              -0.44%             11,130      -1.06%         11,153      0.35%      10,292
          4/30/93                               0.79%             11,218       1.01%         11,266      0.28%      10,320
          5/31/93                               0.62%             11,287       0.56%         11,329      0.14%      10,335
          6/30/93                               1.61%             11,469       1.67%         11,518      0.14%      10,349
          7/31/93                               0.13%             11,484       0.13%         11,533      0.00%      10,349
          8/31/93                               1.68%             11,677       2.08%         11,773      0.28%      10,378
          9/30/93                               1.01%             11,795       1.14%         11,907      0.21%      10,400
         10/31/93                               0.20%             11,819       0.19%         11,930      0.41%      10,443
         11/30/93                              -0.44%             11,767      -0.88%         11,825      0.07%      10,450
         12/31/93                               1.83%             11,982       2.11%         12,075      0.00%      10,450
          1/31/94                               0.84%             12,082       1.14%         12,212      0.27%      10,478
          2/28/94                              -1.72%             11,875      -2.59%         11,896      0.34%      10,514
          3/31/94                              -3.06%             11,511      -4.07%         11,412      0.34%      10,550
          4/30/94                               0.22%             11,537       0.85%         11,509      0.14%      10,565
          5/31/94                               0.72%             11,620       0.87%         11,609      0.07%      10,572
          6/30/94                              -0.39%             11,574      -0.61%         11,538      0.34%      10,608
          7/31/94                               1.41%             11,738       1.83%         11,749      0.27%      10,636
          8/31/94                               0.38%             11,782       0.35%         11,790      0.40%      10,679
          9/30/94                              -0.98%             11,667      -1.47%         11,617      0.27%      10,708
         10/31/94                              -1.43%             11,500      -1.78%         11,410      0.07%      10,715
         11/30/94                              -1.71%             11,303      -1.81%         11,204      0.13%      10,729
         12/31/94                               2.03%             11,533       2.20%         11,450      0.00%      10,729
          1/31/95                               2.54%             11,826       2.86%         11,778      0.40%      10,772
          2/28/95                               2.40%             12,109       2.91%         12,120      0.40%      10,815
          3/31/95                               0.81%             12,208       1.15%         12,260      0.33%      10,851
          4/30/95                               0.36%             12,251       0.12%         12,275      0.33%      10,887
          5/31/95                               2.33%             12,537       3.19%         12,666      0.20%      10,909
          6/30/95                              -0.32%             12,497      -0.87%         12,556      0.20%      10,930
          7/31/95                               0.78%             12,594       0.95%         12,675      0.00%      10,930
          8/31/95                               0.95%             12,714       1.27%         12,836      0.26%      10,959
          9/30/95                               0.52%             12,780       0.63%         12,917      0.20%      10,981
         10/31/95                               1.28%             12,944       1.45%         13,104      0.33%      11,017
         11/30/95                               1.52%             13,140       1.66%         13,322     -0.07%      11,009
         12/31/95                               1.01%             13,273       0.96%         13,450     -0.07%      11,002
          1/31/96                               0.43%             13,330       0.76%         13,552      0.59%      11,066
          2/29/96                              -0.40%             13,277      -0.68%         13,460      0.32%      11,102
          3/31/96                              -0.90%             13,157      -1.28%         13,287      0.52%      11,160
          4/30/96                              -0.07%             13,148      -0.28%         13,250      0.39%      11,203
          5/31/96                               0.10%             13,161      -0.04%         13,245      0.19%      11,224
          6/30/96                               1.04%             13,298       1.09%         13,389      0.06%      11,231
          7/31/96                               0.76%             13,399       0.90%         13,510      0.19%      11,252
          8/31/96                               0.07%             13,409      -0.02%         13,507      0.19%      11,274
          9/30/96                               1.27%             13,579       1.40%         13,696      0.32%      11,310
         10/31/96                               1.00%             13,715       1.13%         13,851      0.32%      11,346
         11/30/96                               1.50%             13,920       1.83%         14,104      0.19%      11,368
         12/31/96                              -0.17%             13,897      -0.42%         14,045      0.00%      11,368
          1/31/97                               0.24%             13,930       0.19%         14,072      0.32%      11,404
          2/28/97                               0.91%             14,057       0.92%         14,201      0.31%      11,439
          3/31/97                              -0.93%             13,926      -1.33%         14,013      0.25%      11,468
          4/30/97                               0.83%             14,042       0.84%         14,130      0.12%      11,482
          5/31/97                               1.25%             14,217       1.51%         14,344     -0.06%      11,475
          6/30/97                               0.99%             14,358       1.07%         14,497      0.12%      11,489
          7/31/97                               2.32%             14,691       2.77%         14,899      0.12%      11,502
          8/31/97                              -0.59%             14,604      -0.94%         14,759      0.19%      11,524
          9/30/97                               1.14%             14,771       1.19%         14,934      0.25%      11,553
         10/31/97                               0.64%             14,865       0.64%         15,030      0.25%      11,582
         11/30/97                               0.56%             14,949       0.59%         15,118     -0.06%      11,575
         12/31/97                               1.30%             15,143       1.46%         15,339     -0.12%      11,561
          1/31/98                               0.78%             15,261       1.03%         15,497      0.19%      11,583
          2/28/98                               0.13%             15,281       0.03%         15,502      0.19%      11,605
          3/31/98                               0.21%             15,313       0.09%         15,516      0.19%      11,627
          4/30/98                              -0.11%             15,296      -0.45%         15,446      0.18%      11,648
          5/31/98                               1.28%             15,492       1.58%         15,690      0.18%      11,669
          6/30/98                               0.46%             15,563       0.39%         15,751      0.12%      11,683
          7/31/98                               0.29%             15,608       0.25%         15,791      0.12%      11,697
          8/31/98                               1.19%             15,794       1.55%         16,035      0.12%      11,711
          9/30/98                               0.94%             15,943       1.25%         16,236      0.12%      11,725
         10/31/98                              -0.03%             15,938       0.00%         16,236      0.24%      11,753
         11/30/98                               0.37%             15,997       0.35%         16,293      0.00%      11,753
         12/31/98                               0.29%             16,043       0.25%         16,333     -0.06%      11,746
          1/31/99                               0.86%             16,181       1.19%         16,528      0.24%      11,774
          2/28/99                              -0.19%             16,150      -0.44%         16,455      0.12%      11,789
          3/31/99                               0.29%             16,197       0.14%         16,478      0.30%      11,824
          4/30/99                               0.21%             16,231       0.25%         16,519      0.73%      11,910
          5/31/99                              -0.36%             16,173      -0.58%         16,423      0.00%      11,910
          6/30/99                              -1.30%             15,963      -1.44%         16,187      0.00%      11,910
          7/31/99                               0.21%             15,996       0.36%         16,245      0.30%      11,946
          8/31/99                              -1.05%             15,828      -0.80%         16,115      0.24%      11,975
          9/30/99                              -0.04%             15,822       0.04%         16,122      0.48%      12,032
         10/31/99                              -1.33%             15,611      -1.08%         15,948      0.18%      12,054
         11/30/99                               0.83%             15,741       1.06%         16,117      0.06%      12,061
         12/31/99                              -0.92%             15,596      -0.75%         15,996      0.00%      12,061
          1/31/00                              -0.66%             15,493      -0.44%         15,925      0.30%      12,097
          2/29/00                               1.20%             15,679       1.16%         16,110      0.59%      12,169
          3/31/00                               2.08%             16,005       2.18%         16,461      0.82%      12,268
          4/30/00                              -0.48%             15,928      -0.59%         16,364      0.06%      12,276
          5/31/00                              -0.49%             15,850      -0.52%         16,279      0.12%      12,290
          6/30/00                               2.26%             16,209       2.65%         16,710      0.52%      12,354
          7/31/00                               1.26%             16,413       1.39%         16,943      0.23%      12,383
          8/31/00                               1.43%             16,648       1.54%         17,204      0.00%      12,383
          9/30/00                              -0.31%             16,596      -0.52%         17,114      0.52%      12,447
         10/31/00                               0.90%             16,745       1.09%         17,301      0.17%      12,468
         11/30/00                               0.64%             16,852       0.76%         17,432      0.06%      12,476
         12/31/00                               1.93%             17,178       2.47%         17,863     -0.06%      12,468
          1/31/01                               0.71%             17,300       0.99%         18,040      0.63%      12,547
          2/29/01                               0.46%             17,379       0.32%         18,097      0.40%      12,597
          3/31/01                               0.78%             17,515       0.90%         18,260      0.23%      12,626
          4/30/01                              -0.82%             17,371      -1.08%         18,063      0.40%      12,677
          5/31/01                               0.96%             17,538       1.08%         18,258      0.45%      12,734
          6/30/01                               0.70%             17,661       0.67%         18,380      0.17%      12,755
          7/31/01                               1.54%             17,933       1.48%         18,652     -0.28%      12,720
          8/31/01                               1.53%             18,207       1.65%         18,960      0.00%      12,720
          9/30/01                              -0.73%             18,074      -0.34%         18,896      0.45%      12,777
         10/31/01                               0.94%             18,244       1.19%         19,121     -0.34%      12,733
         11/30/01                              -0.57%             18,140      -0.84%         18,960     -0.17%      12,712
         12/31/01                              -0.92%             17,973      -0.95%         18,780     -0.39%      12,662
          1/31/02                               1.29%             18,205       1.73%         19,105      0.23%      12,691
          2/28/02                               0.94%             18,376       1.20%         19,334      0.40%      12,742
          3/31/02                              -1.43%             18,113      -1.96%         18,955      0.56%      12,813
          4/30/02                               1.46%             18,386       1.95%         19,325      0.00%      12,813
==========================================================================================================================
Total Return                                                      83.86%                     93.25%                 28.13%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                 4/30/02
--------------------------------
1-Year                   +3.08%

5-Year                   +4.71%

Since Inception (5/1/95) +5.21%



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(9)       4/30/02
-------------------------------
1-Year                  +5.80%

5-Year                  +5.53%

10-Year                 +6.28%



8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

9. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.



Past performance does not guarantee future results.

Q&A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


FREQUENTLY ASKED QUESTIONS ABOUT THE DIVIDEND POLICY OF FRANKLIN TAX-FREE INCOME FUNDS.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.





--------------------------------------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

     As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

     Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

     Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.


                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

     Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

     Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.







                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

     Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.




                       NOT PART OF THE SHAREHOLDER REPORT

     Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

     As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5.30%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

MONTHLY YIELDS OF BOND BUYER 40
[LINE CHART OMITTED]

The following line graph tracks the monthly yields of the Bond Buyer 40 from 1/85 to 4/02.


         Bond Buyer
 Date     40 Yields
-------------------
 Jan 85     10.35%
 Feb 85     10.20%
 Mar 85     10.01%
 Apr 85      9.50%
 May 85      9.43%
 Jun 85      9.40%
 Jul 85      9.45%
 Aug 85      9.80%
 Sep 85      9.49%
 Oct 85      9.24%
 Nov 85      8.92%
 Dec 85      8.48%
 Jan 86      8.04%
 Feb 86      7.82%
 Mar 86      7.92%
 Apr 86      8.14%
 May 86      7.90%
 Jun 86      7.96%
 Jul 86      7.88%
 Aug 86      7.41%
 Sep 86      7.56%
 Oct 86      7.36%
 Nov 86      7.19%
 Dec 86      7.18%
 Jan 87      7.11%
 Feb 87      7.05%
 Mar 87      7.18%
 Apr 87      8.10%
 May 87      8.29%
 Jun 87      8.19%
 Jul 87      8.17%
 Aug 87      8.16%
 Sep 87      8.87%
 Oct 87      8.72%
 Nov 87      8.62%
 Dec 87      8.40%
 Jan 88      7.97%
 Feb 88      7.85%
 Mar 88      8.17%
 Apr 88      8.17%
 May 88      8.20%
 Jun 88      8.04%
 Jul 88      8.05%
 Aug 88      8.11%
 Sep 88      7.89%
 Oct 88      7.73%
 Nov 88      7.90%
 Dec 88      7.74%
 Jan 89      7.66%
 Feb 89      7.73%
 Mar 89      7.79%
 Apr 89      7.58%
 May 89      7.46%
 Jun 89      7.29%
 Jul 89      7.16%
 Aug 89      7.36%
 Sep 89      7.47%
 Oct 89      7.38%
 Nov 89      7.24%
 Dec 89      7.25%
 Jan 90      7.45%
 Feb 90      7.40%
 Mar 90      7.52%
 Apr 90      7.74%
 May 90      7.53%
 Jun 90      7.50%
 Jul 90      7.35%
 Aug 90      7.64%
 Sep 90      7.79%
 Oct 90      7.71%
 Nov 90      7.47%
 Dec 90      7.47%
 Jan 91      7.39%
 Feb 91      7.36%
 Mar 91      7.34%
 Apr 91      7.26%
 May 91      7.21%
 Jun 91      7.21%
 Jul 91      7.11%
 Aug 91      6.97%
 Sep 91      6.89%
 Oct 91      6.85%
 Nov 91      6.90%
 Dec 91      6.66%
 Jan 92      6.72%
 Feb 92      6.76%
 Mar 92      6.76%
 Apr 92      6.74%
 May 92      6.63%
 Jun 92      6.49%
 Jul 92      6.19%
 Aug 92      6.35%
 Sep 92      6.39%
 Oct 92      6.68%
 Nov 92      6.42%
 Dec 92      6.39%
 Jan 93      6.31%
 Feb 93      6.01%
 Mar 93      6.04%
 Apr 93      5.96%
 May 93      5.89%
 Jun 93      5.76%
 Jul 93      5.78%
 Aug 93      5.60%
 Sep 93      5.47%
 Oct 93      5.48%
 Nov 93      5.65%
 Dec 93      5.52%
 Jan 94      5.45%
 Feb 94      5.77%
 Mar 94      6.36%
 Apr 94      6.37%
 May 94      6.40%
 Jun 94      6.47%
 Jul 94      6.33%
 Aug 94      6.36%
 Sep 94      6.58%
 Oct 94      6.85%
 Nov 94      7.16%
 Dec 94      6.92%
 Jan 95      6.66%
 Feb 95      6.42%
 Mar 95      6.37%
 Apr 95      6.35%
 May 95      6.10%
 Jun 95      6.28%
 Jul 95      6.19%
 Aug 95      6.11%
 Sep 95      6.07%
 Oct 95      5.91%
 Nov 95      5.74%
 Dec 95      5.56%
 Jan 96      5.57%
 Feb 96      5.71%
 Mar 96      5.96%
 Apr 96      6.05%
 May 96      6.09%
 Jun 96      6.01%
 Jul 96      5.98%
 Aug 96      6.02%
 Sep 96      5.89%
 Oct 96      5.83%
 Nov 96      5.66%
 Dec 96      5.72%
 Jan 97      5.82%
 Feb 97      5.76%
 Mar 97      5.95%
 Apr 97      5.89%
 May 97      5.74%
 Jun 97      5.69%
 Jul 97      5.40%
 Aug 97      5.55%
 Sep 97      5.47%
 Oct 97      5.40%
 Nov 97      5.36%
 Dec 97      5.25%
 Jan 98      5.19%
 Feb 98      5.24%
 Mar 98      5.27%
 Apr 98      5.39%
 May 98      5.22%
 Jun 98      5.22%
 Jul 98      5.26%
 Aug 98      5.11%
 Sep 98      4.99%
 Oct 98      5.13%
 Nov 98      5.10%
 Dec 98      5.16%
 Jan 99      5.09%
 Feb 99      5.17%
 Mar 99      5.23%
 Apr 99      5.28%
 May 99      5.37%
 Jun 99      5.53%
 Jul 99      5.59%
 Aug 99      5.78%
 Sep 99      5.89%
 Oct 99      6.08%
 Nov 99      6.12%
 Dec 99      6.22%
 Jan 00      6.31%
 Feb 00      6.17%
 Mar 00      5.94%
 Apr 00      6.00%
 May 00      6.13%
 Jun 00      5.91%
 Jul 00      5.79%
 Aug 00      5.72%
 Sep 00      5.82%
 Oct 00      5.74%
 Nov 00      5.75%
 Dec 00      5.47%
 Jan 01      5.45%
 Feb 01      5.40%
 Mar 01      5.30%
 Apr 01      5.49%
 May 01      5.42%
 Jun 01      5.38%
 Jul 01      5.25%
 Aug 01      5.12%
 Sep-01      5.22%
 Oct-01      5.20%
 Nov-01      5.30%
 Dec-01      5.44%
 Jan-02      5.33%
 Feb-02      5.25%
 Mar-02      5.41%
 Apr-02      5.30%



Source: S&P Micropal (Bond Buyer 40, as of 4/30/02).
One cannot invest in an index; indexes are unmanaged.


                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

     While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

     In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                                 DIVQ INS 06/02


                       NOT PART OF THE SHAREHOLDER REPORT

MUNICIPAL BOND RATINGS




MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights

                                                                              CLASS A
                                                         -------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
                                                         -------------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $11.77     $11.41     $12.31     $12.25     $11.90
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................          .62        .65        .66        .67        .69
 Net realized and unrealized gains (losses) ..........          .04        .36       (.89)       .06        .35
                                                         -------------------------------------------------------
Total from investment operations .....................          .66       1.01       (.23)       .73       1.04
                                                         -------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.62)      (.65)      (.66)      (.67)      (.69)
 Net realized gains ..................................           --         --       (.01)        --         --
                                                         -------------------------------------------------------
Total distributions ..................................         (.62)      (.65)      (.67)      (.67)      (.69)
                                                         -------------------------------------------------------
Net asset value, end of year .........................       $11.81     $11.77     $11.41     $12.31     $12.25
                                                         -------------------------------------------------------

Total return(b) ......................................         5.71%      9.07%     (1.87%)     6.10%      8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $6,633,281 $6,431,800 $6,321,014 $7,170,226 $7,022,961
Ratios to average net assets:
 Expenses ............................................          .59%       .60%       .60%       .60%       .59%
 Net investment income ...............................         5.20%      5.54%      5.64%      5.41%      5.70%
Portfolio turnover rate ..............................        12.95%      9.79%     16.63%      9.90%     14.54%



(a) Based on average shares outstanding effective year ended April 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                                                    CLASS B
                                                                   ------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                                   ------------------------------------------
                                                                         2002       2001      2000     1999(d)
                                                                   ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................       $11.77     $11.41    $12.30    $12.39
                                                                   ------------------------------------------
Income from investment operations:
 Net investment income(a) ......................................          .55        .58       .59       .23
 Net realized and unrealized gains (losses) ....................          .04        .37      (.88)     (.11)
                                                                   ------------------------------------------
Total from investment operations ...............................          .59        .95      (.29)      .12
                                                                   ------------------------------------------
Less distributions from:
 Net investment income .........................................         (.55)      (.59)     (.59)     (.21)
 Net realized gains ............................................           --         --      (.01)       --
                                                                   ------------------------------------------
Total distributions ............................................         (.55)      (.59)     (.60)     (.21)
                                                                   ------------------------------------------
Net asset value, end of year ...................................       $11.81     $11.77    $11.41    $12.30
                                                                   ------------------------------------------
Total return(b) ................................................         5.13%      8.47%    (2.35%)     .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................     $220,757   $120,639   $66,158   $27,988
Ratios to average net assets:
 Expenses ......................................................         1.16%      1.16%     1.17%     1.17%(c)
 Net investment income .........................................         4.63%      4.96%     5.10%     4.86%(c)
Portfolio turnover rate ........................................        12.95%      9.79%    16.63%     9.90%


(a) Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                                               CLASS C
                                                          ---------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                          ---------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                          ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $11.77    $11.41     $12.31    $12.24    $11.90
                                                          ---------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................        .55       .58        .59       .60       .63
 Net realized and unrealized gains (losses) ............        .04       .36       (.89)      .07       .33
                                                          ---------------------------------------------------
Total from investment operations .......................        .59       .94       (.30)      .67       .96
                                                          ---------------------------------------------------
Less distributions from:
 Net investment income .................................       (.55)     (.58)      (.59)     (.60)     (.62)
 Net realized gains ....................................         --        --       (.01)       --        --
                                                          ---------------------------------------------------
Total distributions ....................................       (.55)     (.58)      (.60)     (.60)     (.62)
                                                          ---------------------------------------------------
Net asset value, end of year ...........................     $11.81    $11.77     $11.41    $12.31    $12.24
                                                          ---------------------------------------------------

Total return(b) ........................................       5.13%     8.46%     (2.43%)    5.58%     8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $320,087  $242,255   $200,120  $212,474  $135,195
Ratios to average net assets:
 Expenses ..............................................       1.16%     1.16%      1.17%     1.17%     1.17%
 Net investment income .................................       4.63%     4.97%      5.07%     4.83%     5.12%
Portfolio turnover rate ................................      12.95%     9.79%     16.63%     9.90%    14.54%



(a) Based on average shares outstanding effective year ended April 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                             ADVISOR CLASS
                                                            ----------------
                                                             PERIOD ENDED
                                                            APRIL 30, 2002(d)
                                                            -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................        $11.70
                                                             --------------
Income from investment operations:
 Net investment income(a) ................................           .07
 Net realized and unrealized gain ........................           .10
                                                             --------------
Total from investment operations .........................           .17
                                                             --------------
Less distributions from:
 Net investment income ...................................          (.05)
 Net realized gain .......................................            --
                                                             --------------
Total distributions ......................................          (.05)
                                                             --------------
Net asset value, end of period ...........................        $11.82
                                                             --------------

Total return(b) ..........................................          1.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................       $84,479
Ratios to average net assets:
 Expenses ................................................           .51%(c)
 Net investment income ...................................          5.17%(c)
Portfolio turnover rate ..................................         12.95%



(a) Based on average shares outstanding.

(b) Total return is not annualized for periods less than one year.

(c) Annualized

(d) For the period March 20, 2002 (effective date) to April 30, 2002.

                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
BONDS 94.2%
ALABAMA .9%
Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ....................    $ 3,555,000         $   3,612,627
Alabama State GO, Series A, 4.50%, 6/01/04 ......................................      1,030,000             1,070,798
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured,
   5.125%, 6/01/28 ..............................................................      7,000,000             6,713,140
Courtland IDB,
   PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 .........      5,000,000             5,023,450
   Solid Waste Disposal Revenue, Champion International Corp. Project,
   Refunding, 6.00%, 8/01/29 ....................................................     12,000,000            11,793,240
Courtland IDBR,
   Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ...........     12,000,000            12,369,360
   Solid Waste Disposal Revenue, Champion International Corp. Project,
   Refunding, Series A, 6.70%, 11/01/29 .........................................      4,000,000             4,160,800
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
   5.45%, 9/01/14 ...............................................................      1,445,000             1,425,767
Jefferson County Sewer Revenue, Capital Improvement wts., Series A,
   FGIC Insured, 5.375%, 2/01/36 ................................................      9,700,000             9,715,908
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding,
   Series C, 5.375%, 6/01/28 ....................................................      2,750,000             2,629,275
University of Alabama, University Revenue Hospital, Series A, MBIA Insured,
   5.875%, 9/01/31 ..............................................................      5,000,000             5,209,000
                                                                                                         -------------
                                                                                                            63,723,365
                                                                                                         -------------
ALASKA 1.0%
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
   6.00%, 12/01/15 ..............................................................      2,460,000             2,553,529
   6.10%, 12/01/37 ..............................................................     29,000,000            29,700,060
Alaska State HFC,
   Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ....................      1,190,000             1,214,562
   Series A, Pre-Refunded, 6.60%, 12/01/23 ......................................      8,000,000             8,365,520
   Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .....................     14,535,000            15,071,778
Alaska State International Airports Revenues, Series B, AMBAC Insured,
   5.25%, 10/01/27 ..............................................................     15,000,000            14,710,500
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project,
   Pre-Refunded, 6.75%, 12/01/08 ................................................      3,500,000             3,670,240
   Refunding, ETM, 6.50%, 12/01/02 ..............................................        890,000               914,386
                                                                                                         -------------
                                                                                                            76,200,575
                                                                                                         -------------
ARIZONA 1.4%
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ........................      3,340,000             1,002,000
Maricopa County IDA,
   Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
   Series A, 5.00%, 7/01/16 .....................................................     23,000,000            20,857,780
   Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .............     20,000,000            19,777,200
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
   5.75%, 1/01/25 ...............................................................     22,500,000            23,511,825
Salt River Project Arizona Agriculture Improvement and Power District
   Electric Systems Revenue, Salt River Project,
   Refunding, Series A, 5.125%, 1/01/27 .........................................     35,000,000            34,682,900
                                                                                                         -------------
                                                                                                            99,831,705
                                                                                                         -------------
ARKANSAS 1.3%
Arkansas GO, Waste Disposal and Pollution, Refunding, Series B,
   6.25%, 7/01/20 ...............................................................        130,000               130,820
Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured,
   5.80%, 1/01/23 ...............................................................        420,000               427,342
Arkansas State Development Finance Authority Revenue, White River Medical
   Center Project, 5.60%, 6/01/24 ...............................................      1,200,000             1,133,220
Arkansas State Development Finance Authority SFMR, MBS Program,
   Series B, 6.10%, 1/01/29 .....................................................        790,000               805,926
   Series D, 6.85%, 1/01/27 .....................................................         70,000                73,009

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ARKANSAS (CONT.)
Arkansas State Development Finance Authority Wastewater System Revenue,
   Revolving Loan Fund,
   Series A, 5.85%, 12/01/19 ....................................................    $ 1,000,000         $   1,111,750
Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
   6.25%, 6/01/10 ...............................................................        500,000               528,815
   5.60%, 6/01/14 ...............................................................        325,000               332,472
Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp.
   Project, 6.375%, 1/01/23 .....................................................        100,000               102,659
Camden Environmental Improvement Revenue, International Paper Co. Project,
   Series A, 7.625%, 11/01/18 ...................................................        250,000               266,955
Desha County Residential Housing Facilities Board SFMR, Refunding,
   7.50%, 4/01/11 ...............................................................      1,110,000             1,152,191
Fort Smith Water and Sewer Revenue, Refunding and Construction,
   MBIA Insured, 6.00%, 10/01/12 ................................................        130,000               139,753
Fouke School District No. 15 GO, Refunding and Construction, MBIA Insured,
   Pre-Refunded, 6.60%, 4/01/19 .................................................        130,000               139,958
Jefferson County PCR,
   Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..............      1,865,000             1,903,736
   Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ....................      7,900,000             7,817,682
Jonesboro City Water and Light Plant Public Utilities System Revenue,
   Refunding, AMBAC Insured, 5.25%, 12/01/13 ....................................        200,000               205,942
Little River County Revenue, Georgia-Pacific Corp. Project, Refunding,
   5.60%, 10/01/26 ..............................................................     12,150,000            10,527,611
Little Rock Municipal Airport Revenue, Refunding, MBIA Insured,
   6.00%, 11/01/14 ..............................................................        130,000               132,339
Pine Bluff Environmental Improvement Revenue, International Paper Co.
   Project, Series B, 5.55%, 11/01/22 ...........................................        500,000               478,200
Pope County PCR,
   Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 .............     60,500,000            60,542,955
   Power and Light Co. Project, Refunding, 6.30%, 12/01/16 ......................      2,600,000             2,681,614
Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St.
   Vincent's Infirmary, Refunding, MBIA Insured, ETM, 6.05%, 11/01/09 ...........        125,000               142,843
Pulaski County Public Facilities Board MFR, South Oaks Apartments, Refunding,
   Series A, GNMA Secured, 6.50%, 10/20/29 ......................................        600,000               623,208
Saline County Hospital Revenue, Refunding, Connie Lee Insured,
   6.00%, 9/01/19 ...............................................................        700,000               754,985
Saline County Retirement Housing and Healthcare Facilities Board
   Revenue, Refunding, AMBAC Insured, 5.80%, 6/01/11 ............................        195,000               209,169
University of Central Arkansas Academic Facilities Revenue,
   Series B, AMBAC Insured, 5.875%, 4/01/16 .....................................        250,000               267,885
   Series C, AMBAC Insured, 6.00%, 4/01/21 ......................................      1,000,000             1,079,370
University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC Insured,
   6.00%, 4/01/21 ...............................................................      1,000,000             1,079,370
   6.125%, 4/01/26 ..............................................................      1,200,000             1,307,868
University of Central Arkansas Housing System Revenue, Refunding, Series A,
   AMBAC Insured, 6.00%, 4/01/21 ................................................      1,000,000             1,079,370
                                                                                                         -------------
                                                                                                            97,179,017
                                                                                                         -------------
CALIFORNIA 4.1%
Alhambra COP, Clubhouse Facility Project, 11.25%,
   1/01/08 ......................................................................        410,000               415,416
   1/01/09 ......................................................................        455,000               460,974
   1/01/10 ......................................................................        500,000               506,605
Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ...............      4,975,000             5,168,478
California Educational Facilities Authority Revenue,
   National University, Connie Lee Insured, 6.00%, 5/01/09 ......................      3,580,000             3,872,844
   Pooled College and University Projects, Series B, 6.00%, 12/01/20 ............      6,025,000             6,273,230

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
California GO, Refunding, 5.00%, 2/01/26 ........................................    $27,000,000         $  25,770,690
California Health Facilities Financing Authority Revenue, St. Francis
   Medical Center, Refunding, Series H, AMBAC Insured, 6.30%, 10/01/15 ..........      2,800,000             3,129,504
California State GO,
   5.90%, 5/01/08 ...............................................................        235,000               251,102
   6.00%, 5/01/18 ...............................................................        535,000               575,607
   6.00%, 5/01/20 ...............................................................        850,000               920,219
   5.90%, 4/01/23 ...............................................................      1,200,000             1,254,036
   5.00%, 2/01/32 ...............................................................     50,000,000            47,121,500
   Refunding, 5.125%, 6/01/25 ...................................................     25,000,000            24,323,000
Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ..........................      8,240,000             8,953,502
Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994,
   8.75%, 7/01/10 ...............................................................        920,000             1,011,844
Foothill/Eastern Corridor Agency Toll Road Revenue,
   Refunding, MBIA Insured, 5.75%, 1/15/40 ......................................     20,000,000            19,876,000
   senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..........................     39,240,000            44,968,648
Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured,
   6.55%, 1/01/27 ...............................................................      3,180,000             3,312,701
Los Angeles Regional Airports Improvement Corp. Lease Revenue,
   Facilities Sub-Lease, International Airport, Refunding,
   6.35%, 11/01/25 ..............................................................     18,500,000            17,284,180
   United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ..........      8,400,000             6,930,336
Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ....................      4,000,000             4,277,320
San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
   FSA Insured, 6.75%, 7/01/24 ..................................................      7,075,000             7,816,885
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
 Redevelopment Projects, Pre-Refunded, 6.50%, 8/01/22 ...........................     12,680,000            14,223,283
San Francisco City and County Sewer Revenue, Series A, FGIC Insured,
   5.90%, 10/01/20 ..............................................................     10,380,000            10,955,882
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
   5.00%, 1/01/33 ...............................................................      5,000,000             4,358,800
   Pre-Refunded, 7.00%, 1/01/30 .................................................     16,785,000            17,703,475
University of California Revenues, Research Facilities, Series B,
   Pre-Refunded, 6.55%, 9/01/24 .................................................     11,780,000            12,738,892
Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ...................      2,405,000             2,549,372
                                                                                                         -------------
                                                                                                           297,004,325
                                                                                                         -------------
COLORADO 2.9%
Colorado Health Facilities Authority Revenue,
   Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................      2,000,000             1,863,720
   Kaiser Permanente, Series A, 5.35%, 11/01/16 .................................     13,250,000            13,197,133
   Kaiser Permanente, Series B, 5.35%, 8/01/15 ..................................     20,200,000            20,264,640
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior
   Series A, MBIA Insured, 5.00%, 9/01/21 .......................................     12,715,000            12,605,270
Colorado Water Resource Power Development Authority Clean Water Revenue, Series
   A, 5.50%, 9/01/09 ............................................................      1,250,000             1,380,525
Denver City and County Airport Revenue,
   Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ...........................     43,000,000            42,889,060
   Series A, 7.50%, 11/15/23 ....................................................     13,590,000            14,638,604
   Series A, Pre-Refunded, 7.50%, 11/15/23 ......................................      2,930,000             3,335,424
   Series A, Pre-Refunded, 7.50%, 11/15/12 ......................................     11,200,000            11,769,632
   Series A, Pre-Refunded, 7.25%, 11/15/25 ......................................      8,060,000             8,459,292
   Series A, Pre-Refunded, 7.25%, 11/15/25 ......................................     16,465,000            17,280,676

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
COLORADO (CONT.)
Denver City and County Airport Revenue, (cont.)
   Series B, 7.25%, 11/15/23 ....................................................    $ 2,120,000         $   2,191,741
   Series B, Pre-Refunded, 7.25%, 11/15/23 ......................................        530,000               555,816
Denver City and County School District No. 1 COP, Denver School Facilities
   Leasing Corp., AMBAC Insured, 5.50%, 12/15/08 ................................      1,000,000             1,076,140
Denver City and County Special Facilities Airport Revenue, United Airlines
   Inc. Project, Series A, 6.875%, 10/01/32 .....................................     47,980,000            31,426,900
Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured,
   5.95%, 4/01/29 ...............................................................     11,400,000            11,797,518
Northwest Parkway Public Highway Revenue, Series A, AMBAC Insured,
   5.125%, 6/15/31 ..............................................................      7,500,000             7,371,450
University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured,
   5.00%, 11/15/29 ..............................................................      8,500,000             8,180,230
                                                                                                         -------------
                                                                                                           210,283,771
                                                                                                         -------------
CONNECTICUT
Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
   5.80%, 8/20/39 ...............................................................      2,770,000             2,878,307
                                                                                                         -------------
DELAWARE .1%
Delaware GO, Refunding, Series A, 4.50%, 8/01/07 ................................      2,050,000             2,154,366
Delaware State EDA Revenue, Water Development, Wilmington, Refunding,
   Series B, 6.45%, 12/01/07 ....................................................      1,160,000             1,315,034
Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ......      2,000,000             2,156,300
                                                                                                         -------------
                                                                                                             5,625,700
                                                                                                         -------------
FLORIDA 2.7%
Bay County Resource Recovery Revenue,
   Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 .........................      2,100,000             2,159,115
   Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 .........................     11,020,000            11,330,213
Broward County School Board COP, Series A, FSA Insured, 5.25%, 7/01/24 ..........     25,000,000            25,095,750
Callaway/Bay County Wastewater Systems Revenue, Series A,
   FGIC Insured, 6.00%, 9/01/26 .................................................        695,000               747,855
Escambia County Health Facilities Authority Revenue, Ascension Health Credit,
   Refunding, Series A-2, AMBAC Insured, 5.75%, 11/15/29 .............. .........     10,000,000            10,459,100
Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
   6.40%, 6/01/19 ...............................................................     22,475,000            22,786,728
   Series D, 5.75%, 6/01/22 .....................................................     10,000,000            10,639,000
   Series D, 6.00%, 6/01/23 .....................................................     17,500,000            19,787,775
Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/26 ..................     20,000,000            19,476,400
Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ..............      5,000,000             4,820,800
Miami-Dade County School Board COP, Series A, MBIA Insured,
   5.125%, 5/01/26 ..............................................................     17,625,000            17,373,668
Orlando Utilities Commission Water and Electric Revenue, Refunding,
   5.00%, 10/01/22 ..............................................................      7,500,000             7,405,200
Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/23 ......      5,100,000             5,862,297
St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA
   Insured, 6.20%,
   10/01/02 .....................................................................        940,000               957,587
   10/01/03 .....................................................................      1,005,000             1,061,250
   10/01/04 .....................................................................      1,065,000             1,156,622
   10/01/05 .....................................................................      1,130,000             1,248,695
   10/01/06 .....................................................................      1,200,000             1,336,956
   10/01/07 .....................................................................      1,275,000             1,412,190
   10/01/08 .....................................................................      1,355,000             1,500,798
   10/01/12 .....................................................................      6,300,000             6,977,880


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Tampa Bay Water Utility System Revenue, Series B, FGIC Insured, 5.00%,
   10/01/26 .....................................................................    $10,000,000         $   9,738,200
   10/01/31 .....................................................................     10,000,000             9,641,600
                                                                                                         -------------
                                                                                                           192,975,679
                                                                                                         -------------
GEORGIA 1.6%
Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured,
   5.50%, 1/01/26 ...............................................................     18,295,000            18,748,167
Atlanta Development Authority Revenue, Yamacraw Design Center Project,
   Series A, MBIA Insured, 5.125%, 1/01/27 ......................................      5,000,000             4,961,600
Atlanta Water and Wastewater Revenue, Refunding, Series A,
   MBIA Insured, 5.00%, 11/01/33 ................................................     20,000,000            19,263,600
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
   1st Series, 5.40%, 5/01/34 ...................................................     15,705,000            15,516,383
De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 .........................     12,000,000            12,043,680
Fulton County Development Authority Special Facilities Revenue, Delta
   Airlines Inc. Project, Refunding, 6.85%, 11/01/07 ............................      3,400,000             3,389,256
   6.95%, 11/01/12 ..............................................................      5,500,000             5,431,635
Georgia Municipal Electric Authority Power Revenue,
   Series B, 6.375%, 1/01/16 ....................................................     14,000,000            14,451,080
   Series EE, 6.40%, 1/01/23 ....................................................      6,325,000             6,796,466
Georgia State HFAR, Homeownership Opportunity Program, Series C,
   6.60%, 12/01/23 ..............................................................      2,365,000             2,427,625
Gwinnett County Hospital Authority Revenue Anticipation Certificates,
   Gwinnett Hospital Systems Inc. Project, Series B, MBIA Insured,
   5.30%, 9/01/27 ...............................................................     10,000,000            10,000,000
                                                                                                         -------------
                                                                                                           113,029,492
                                                                                                         -------------
HAWAII 1.3%
Hawaii State Airports System Revenue,
   Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ..................        300,000               325,263
   Second Series 1992, MBIA Insured, 6.90%, 7/01/12 .............................        400,000               472,492
   Second Series, 6.90%, 7/01/12 ................................................        500,000               589,465
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
   Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ........      3,425,000             3,573,166
   Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25 ................      1,950,000             2,110,661
   Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 ......................        600,000               615,942
   Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ......................      2,725,000             2,737,154
   St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ..........      1,100,000             1,128,930
   Wahiawa General Hospital Project, 7.50%, 7/01/12 .............................        820,000               714,441
Hawaii State Department of Budget and Finance Special Purpose Revenue,
   6.00%, 7/01/11 ...............................................................      1,000,000             1,044,310
   6.20%, 7/01/16 ...............................................................      2,000,000             2,054,280
   Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ......        500,000               524,530
   Kaiser Permanente, Series A, 5.15%, 3/01/15 ..................................      4,000,000             3,889,960
   Kapiolani Health Obligation, 6.25%, 7/01/21 ..................................      7,350,000             7,491,929
   Queens Health System, Refunding, Series A, 6.05%, 7/01/16 ....................      1,000,000             1,032,010
   Queens Health System, Refunding, Series A, 6.00%, 7/01/20 ....................        120,000               122,274
   Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ....................      7,000,000             7,020,930
   Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ............................        600,000               584,154
   Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ............................      2,040,000             1,883,267
   Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ............................      2,410,000             2,195,655


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII (CONT.)
Hawaii State Department of Transportation Special Facilities Revenue,
   Matson Terminals Inc., Refunding,
   5.75%, 3/01/13 ...............................................................    $    75,000         $      75,928
Hawaii State GO,
   Series BW, 6.375%, 3/01/11 ...................................................        100,000               115,978
   Series CA, 6.00%, 1/01/09 ....................................................        100,000               111,836
   Series CT, FSA Insured, 5.875%, 9/01/19 ......................................      5,000,000             5,682,050
Hawaii State Harbor Capital Improvement Revenue,
   Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 .........................      1,000,000             1,081,380
   Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ........................        500,000               540,340
   Series1992, FGIC Insured, 6.50%, 7/01/19 .....................................        200,000               205,570
Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental
   Housing Program, Series A,
   6.00%, 7/01/15 ...............................................................      1,000,000             1,044,460
   6.05%, 7/01/22 ...............................................................        750,000               771,983
   6.10%, 7/01/30 ...............................................................        235,000               239,867
Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
   Series A, 7.10%, 7/01/24 .....................................................      3,805,000             3,849,366
   Series A, 6.00%, 7/01/26 .....................................................        250,000               253,923
   Series A, FNMA Insured, 5.75%, 7/01/30 .......................................      2,495,000             2,522,470
   Series B, 7.00%, 7/01/31 .....................................................      7,380,000             7,470,774
Hawaii State SFMR, HFC,
   Series A, 7.00%, 7/01/11 .....................................................        230,000               234,480
   Series B, 6.90%, 7/01/16 .....................................................        230,000               232,843
Honolulu City and County GO,
   Refunding, Series 1992, 6.00%, 12/01/14 ......................................        150,000               172,361
   Series C, FGIC Insured, 5.00%, 7/01/20 .......................................      5,250,000             5,224,853
Honolulu City and County MFHR, Waipahu Towers Project, Series A,
   6.90%, 6/20/35 ...............................................................      1,205,000             1,266,383
Honolulu City and County Wastewater System Revenue, .............................
   2nd Bond Resolution, Junior Series, FGIC Insured, 5.00%, 7/01/23 .............     10,000,000             9,820,000
   First Bond Resolution, Series SR, AMBAC Insured, 5.125%, 7/01/31 .............      8,000,000             7,862,720
Honolulu City and County Water Supply Board Water System Revenue,
   Pre-Refunded, 5.80%, 7/01/21 .................................................      1,785,000             1,984,456
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .............        220,000               248,541
Maui County GO,
   6.05%, 9/01/07 ...............................................................         30,000                30,231
   6.10%, 9/01/08 ...............................................................        170,000               171,326
                                                                                                         -------------
                                                                                                            91,324,932
                                                                                                         -------------
IDAHO .2%
Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .............      1,700,000             1,761,098
Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
    7.85%, 7/01/09 ..............................................................        210,000               210,323
    7.90%, 1/01/21 ..............................................................        340,000               340,524
 Power County IDC, Solid Waste Disposal Revenue, FMC Corp. Project,
    6.45%, 8/01/32 ..............................................................     10,000,000             9,676,400
                                                                                                         -------------
                                                                                                            11,988,345
                                                                                                         -------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ILLINOIS 5.8%
  Bryant PCR, Central Illinois Light Co. Project, Refunding,
     Series A, 6.50%, 2/01/18 ...................................................    $ 7,200,000         $   7,290,000
     Series C, 6.50%, 1/01/10 ...................................................      5,000,000             5,112,500
  Chicago Board of Education GO, Chicago School Reform, MBIA Insured, 6.00%, 12/01/16  9,700,000            10,674,268
  Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ....................................     16,400,000            19,425,308
  Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A,
     6.10%, 6/01/25 .............................................................     12,000,000            12,416,520
  Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23    8,955,000             9,752,622
  Chicago O'Hare International Airport Special Facilities Revenue, American Airlines
     Inc. Project, 8.20%, 12/01/24 ..............................................     11,720,000            11,731,954
  Chicago Sales Tax Revenue, FGIC Insured, 5.375%, 1/01/27 ......................      3,060,000             3,075,973
  Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 ..........      1,720,000             1,814,755
  Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 .     10,000,000            10,693,300
  Cook County Tinley Park School District No.140, Refunding, Series A, AMBAC Insured,
     6.00%, 12/01/15 ............................................................      8,750,000             9,667,700
  Illinois Development Finance Authority Hospital Revenue,
     Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 ...............      6,030,000             5,713,968
     Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 ...............     20,000,000            18,284,400
     Sisters of St. Francis Health Services, Refunding, MBIA Insured, 5.375%, 11/01/27 5,000,000            5,026,000
  Illinois Development Finance Authority PCR,
     Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ..     15,200,000            15,457,640
     Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 ....      7,500,000             7,626,900
     Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 ...........     26,550,000            31,254,395
  Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
     5.50%, 5/15/21 .............................................................     10,000,000            10,214,500
  Illinois HDA Revenue, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ..........      2,780,000             2,908,936
  Illinois HDA, MF Program,
     Lawndale Redevelopment Project, 7.10%, 12/01/34 ............................     20,000,000            21,388,400
     Refunding, Series A, 7.10%, 7/01/26 ........................................     12,915,000            13,207,783
     Series 1, 6.625%, 9/01/12 ..................................................     12,000,000            12,363,720
     Series 1, 6.75%, 9/01/21 ...................................................      7,550,000             7,764,571
     Series C, 7.35%, 7/01/11 ...................................................      2,265,000             2,294,128
  Illinois Health Facilities Authority Revenue,
     Children's Memorial Hospital, Series A, AMBAC Insured, 5.75%, 8/15/25 ......      9,120,000             9,533,592
     Loyola University Health Systems, Refunding, Series A, MBIA Insured,
          5.625%, 7/01/18 .......................................................      7,090,000             7,356,939
     Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18    2,105,000             2,281,231
     Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 .........      2,885,000             2,860,593
     Northwestern Medical Facility Foundation, Refunding, MBIA Insured,
          5.125%, 11/15/28 ......................................................      7,500,000             7,190,400
     South Suburban Hospital, ETM, 7.00%, 2/15/18 ...............................      4,200,000             5,072,844
     Victory Health Services, Series A, 5.75%, 8/15/27 ..........................      8,015,000             7,724,857
  Illinois State COP, Department Of Central Management, FSA Insured, Pre-Refunded,
     6.875%, 7/01/07 ............................................................      2,600,000             2,674,620
  Illinois University Revenues, Auxiliary Facilities, Series A, AMBAC Insured,
     5.00%, 4/01/30 .............................................................      5,000,000             4,754,550
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
     McCormick Place Expansion Project,
     Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 .........................     39,580,000            39,185,387
     Series A, 6.50%, 6/15/22 ...................................................          5,000                 5,315
     Series A, 6.50%, 6/15/27 ...................................................        555,000               589,948
     Series A, FGIC Insured, ETM, 6.50%, 6/15/07 ................................          5,000                 5,294


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ILLINOIS (CONT.)
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
  McCormick Place Convention Center,
     ETM, 5.75%, 7/01/06 ........................................................    $ 1,645,000           $ 1,751,399
     ETM, 7.00%, 7/01/26 ........................................................     12,000,000            15,245,520
     Pre-Refunded, 6.25%, 7/01/17 ...............................................      3,500,000             3,982,825
  Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .      4,350,000             4,461,056
  Regional Transportation Authority Revenue, Series A, AMBAC Insured,
     7.20%, 11/01/20 ............................................................      1,000,000             1,273,370
     Pre-Refunded, 6.125%, 6/01/22 ..............................................      3,970,000             3,984,451
  Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc.
     Project,
     6.20%, 2/01/05 .............................................................      1,415,000             1,491,283
     6.625%, 2/01/10 ............................................................      3,050,000             3,186,793
  Southwestern Illinois Development Authority Revenue, Anderson Hospital Project,
     Series A, Pre-Refunded,
     7.00%, 8/15/22 .............................................................      6,200,000             6,420,224
  Southwestern Illinois Development Authority Solid Waste Disposal Revenue,
     LaCede Steel Co. Project,
     8.375%, 8/01/08 ............................................................      3,645,000             3,731,751
     8.50%, 8/01/20 .............................................................      5,390,000             5,518,821
  University of Illinois University Revenue, Auxiliary Facilities System, Refunding,
     Series B, FGIC Insured,
     5.125%, 4/01/26 ............................................................     12,000,000            11,716,560
  Upper River Valley Development Authority Environmental Facilities Revenue,
     General Electric Co. Project,
     5.45%, 2/01/23 .............................................................      3,600,000             3,622,248
  Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project,
     6.00%, 2/01/27 .............................................................      7,130,000             7,334,631
                                                                                                         -------------
                                                                                                           418,116,743
                                                                                                         -------------
  INDIANA 2.1%
  Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ...............................         50,000                50,374
  Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 .................      1,000,000             1,043,510
  Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA Insured,
     5.25%, 1/01/18 .............................................................      1,090,000             1,107,102
  Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded,
     6.00%, 1/15/21 .............................................................      1,000,000             1,108,040
  Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc. Project,
     7.35%, 7/01/12 .............................................................      1,750,000             1,801,118
  Hammond Industrial Sewer and Solid Waste Disposal Revenue,
     American Maize-Products Co., Project A,
     8.00%, 12/01/24 ............................................................     20,000,000            20,874,400
  Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A,
     6.20%, 7/10/15 .............................................................      1,500,000             1,542,810
  Indiana Bond Bank Revenue, State Revolving Fund Program, Series A, 5.50%, 8/01/04    1,000,000             1,063,460
  Indiana Bond Bank Special Program, Series B, 6.20%, 2/01/23 ...................      3,500,000             3,608,325
  Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/21 ..........     17,500,000            17,072,125
     Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ........      1,200,000             1,063,164
     Methodist Hospital Inc., 6.75%, 9/15/09 ....................................      1,280,000             1,317,491
  Indiana Health Facility Financing Authority Revenue,
     Greenwood Village South Project, Refunding,
     5.625%, 5/15/28 ............................................................      1,750,000             1,456,280
  Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30  2,000,000             2,006,280
  Indiana State Educational Facilities Authority Revenue,
     DePauw University Project, Refunding, 5.30%, 7/01/16 .......................        600,000               615,540
     Manchester College Project, 6.85%, 10/01/18 ................................      3,240,000             3,316,756
     Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 .....................      2,015,000             1,985,299


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  INDIANA (CONT.)
  Indiana State HFA, SFMR,
     GNMA Secured, 6.10%, 7/01/22 ...............................................    $   815,000         $     836,761
     Refunding, Series A, 6.75%, 1/01/10 ........................................      2,940,000             3,005,327
     Refunding, Series A, 6.80%, 1/01/17 ........................................     12,835,000            13,111,723
  Indiana Transportation Finance Authority Highway Revenue, 5.375%, 12/01/25 ....     15,000,000            15,076,050
  Indianapolis Airport Authority, Indianapolis International Airport Revenue,
     6.50%, 11/15/31 ............................................................      1,460,000               993,004
  Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project,
     Series A, MBIA Insured,
     5.25%, 7/01/33 .............................................................     10,000,000             9,803,800
  Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 ..........     15,375,000            16,152,668
  Jasper County EDR, Georgia-Pacific Corp. Project,
     5.625%, 12/01/27 ...........................................................      3,500,000             2,985,640
     Refunding, 6.70%, 4/01/29 ..................................................      3,000,000             2,962,920
  Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
     7.10%, 7/01/17 .............................................................        500,000               508,815
  Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding,
     MBIA Insured, 6.50%, 1/15/14 ...............................................      2,100,000             2,162,916
  Madison County Authority Anderson Hospital Revenue, Refunding, Series A,
     BIG Insured, 8.00%, 1/01/14 ................................................         95,000                95,409
  Muncies Edit Building Corp. First Mortgage,
     Series A, AMBAC Insured, 6.60%, 12/01/17 ...................................      4,000,000             4,404,200
  New Albany Floyd County School Building Corp. Revenue, First Mortgage,
     MBIA Insured,
     5.375%, 1/15/18 ............................................................      1,500,000             1,542,420
  New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding,
     FSA Insured, 5.80%, 7/05/11 ................................................      1,520,000             1,606,138
  Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured,
     Pre-Refunded, 5.90%, 7/15/14 ...............................................      1,000,000             1,121,970
  Petersburg PCR, 5.75%, 8/01/21 ................................................      5,000,000             4,659,600
  Purdue University of Indiana University Revenue, Student Fee, Series Q,
     5.375%, 7/01/07 ............................................................      1,355,000             1,467,953
  Rochester Community Multi-School Building Corp. Revenue, First Mortgage,
     AMBAC Insured, 5.20%, 1/15/18 ..............................................      1,000,000             1,014,490
  Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19      750,000               765,945
  Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C,
     5.95%, 5/01/09 .............................................................      6,000,000             6,189,000
                                                                                                         -------------
                                                                                                           151,498,823
                                                                                                         -------------
  IOWA .1%
  Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 ..............      1,005,000             1,059,451
  Iowa Finance Authority Mortgage Revenue, Abbey Health Care, Series A, GNMA Secured,
     5.90%, 5/20/20 .............................................................        500,000               523,860
     6.10%, 5/20/31 .............................................................      5,305,000             5,602,557
  Iowa Finance Authority Revenue, Iowa State Revolving Fund,
     Refunding, 5.50%, 8/01/07 ..................................................      2,000,000             2,194,040
                                                                                                         -------------
                                                                                                             9,379,908
                                                                                                         -------------
  KANSAS .2%
  Kansas State Department of Transportation and Highway Revenue, Refunding,
     5.50%, 9/01/06 .............................................................      1,000,000             1,090,950
  Kansas State Development Finance Authority Hospital Revenue,
     Susan B. Allen Memorial Hospital, Series Z,
     Asset Guaranteed, 5.25%, 12/15/23 ..........................................      2,000,000             1,999,880
  Kansas State Development Finance Authority Revenue,
     .Water Pollution Control Revolving Fund, Series II,
     5.125%, 11/01/18 ...........................................................      5,000,000             5,080,800
  Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
     5.70%, 11/15/18 ............................................................      1,875,000             1,706,644
     5.75%, 11/15/24 ............................................................      1,500,000             1,335,450
  Shawnee County USD No. 437, Auburn-Washburn GO, Refunding, FSA Insured,
     5.00%, 9/01/20 .............................................................      2,500,000             2,499,825
                                                                                                         -------------
                                                                                                            13,713,549
                                                                                                         -------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  KENTUCKY 1.8%
  Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ..............    $ 3,900,000         $   3,995,433
  Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project,
     7.00%, 3/01/25 .............................................................     10,000,000            10,480,600
  Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11    155,000               160,425
  Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ...................................................     10,000,000            10,019,200
     Series A, 7.125%, 2/01/21 ..................................................      9,330,000             9,135,283
     Series B, 7.25%, 2/01/22 ...................................................      3,350,000             3,353,250
  Kentucky Economic Development Finance Authority Hospital System Revenue,
     Appalachian Regional Health
     Center Facility, Refunding and Improvement,
     5.80%, 10/01/12 ............................................................      1,000,000               855,920
     5.85%, 10/01/17 ............................................................      5,615,000             4,664,437
  Kentucky HFC Revenue, Series B, 6.625%, 7/01/14 ...............................      4,910,000             5,017,725
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain
     System Revenue, Series A,
     MBIA Insured, 5.00%, 5/15/36 ...............................................     20,000,000            19,088,600
  Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
     6.10%, 3/01/08 .............................................................     20,375,000            21,367,263
     6.20%, 3/01/18 .............................................................     11,765,000            12,347,485
  Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties
     Leasing Trust, Series A,
     6.50%, 3/01/19 .............................................................     27,160,000            28,005,491
                                                                                                         -------------
                                                                                                           128,491,112
                                                                                                         -------------
  LOUISIANA 1.2%
  Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding,
     6.75%, 10/01/12 ............................................................     14,285,000            14,604,555
  Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles
     Parish Memorial Hospital Project,
     Series A, FSA Insured,
     6.375%, 12/01/12 ...........................................................      4,310,000             4,964,430
     6.50%, 12/01/18 ............................................................      5,530,000             6,505,271
     6.65%, 12/01/21 ............................................................      3,145,000             3,281,933
  Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
     Series A, 7.75%, 6/01/12 ...................................................        835,000               852,226
     Series B, 6.375%, 11/01/02 .................................................         40,000                40,553
     Series B, 6.875%, 11/01/12 .................................................        300,000               310,416
  De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
     Series A, 7.70%, 11/01/18 ..................................................      2,500,000             2,667,825
  East Baton Rouge Mortgage Finance Authority, SFM Purchase,
     Series A, 6.80%, 10/01/28 ..................................................      3,650,000             3,778,553
     Series C, 7.00%, 4/01/32 ...................................................        930,000               948,619
  Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
     5.55%, 6/01/32 .............................................................      3,000,000             2,991,150
  Louisiana Local Government Environmental Facilities CRDA, Jefferson Parking
     Garage Project, AMBAC Insured,
     5.00%, 9/01/31 .............................................................      4,305,000             4,163,279
  Louisiana Public Facilities Authority Revenue,
     Alton Ochsner Medical Foundation Project, Refunding, Series B, MBIA Insured,
     6.50%, 5/15/22                                                                    3,500,000             3,583,580
     Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 ......      5,000,000             4,833,450
  Louisiana State GO, Series A, FGIC Insured, 5.00%, 11/15/19 ...................      9,000,000             9,012,240
  New Orleans GO, Refunding, AMBAC Insured,
     6.125%, 10/01/16 ...........................................................     10,275,000            11,156,903
     6.20%, 10/01/21 ............................................................      8,050,000             8,779,008


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  LOUISIANA (CONT.)
  Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding,
     6.70%, 3/01/13 .............................................................    $ 2,200,000           $ 2,240,898
  West Feliciana Parish PCR, Gulf State Utility Co. Project,
     7.70%, 12/01/14 ............................................................      2,000,000             2,063,460
     7.00%, 11/01/15 ............................................................      3,050,000             3,151,626
                                                                                                         -------------
                                                                                                            89,929,975
                                                                                                         -------------
  MAINE 1.0%
  Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project,
     6.25%, 5/01/10 .............................................................      5,000,000             5,130,150
  Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding,
     Series B, 6.20%, 9/01/19 ...................................................      8,000,000             7,999,120
  Maine Financial Authority Solid Waste Recycling Facilities Revenue,
     Great Northern Paper Co., Bowater Project,
     7.75%, 10/01/22 ............................................................     29,300,000            30,066,781
  Maine State Health and Higher Educational Facilities Authority Revenue,
     Series B, FSA Insured, Pre-Refunded,
     7.00%, 7/01/24 .............................................................      2,445,000             2,722,948
  Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1,
     5.05%, 11/15/16 ............................................................        440,000               442,138
  Maine State Housing Authority Mortgage Purchase,
     Series A-5, 6.20%, 11/15/16 ................................................      1,970,000             2,025,140
     Series C, 6.55%, 11/15/12 ..................................................      3,700,000             3,775,998
     Series C, 6.65%, 11/15/24 ..................................................      3,500,000             3,571,785
     Series D, 6.45%, 11/15/07 ..................................................      3,540,000             3,612,499
     Series D, 6.70%, 11/15/15 ..................................................      5,800,000             6,104,268
  Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ..........      4,800,000             4,850,496
                                                                                                         -------------
                                                                                                            70,301,323
                                                                                                         -------------
  MARYLAND .6%
  Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
     Refunding and Improvement,
     FSA Insured, 6.00%, 9/01/21 ................................................     10,110,000            10,884,426
  Maryland State CDA, Department of Housing and Community Development, MFHR,
     Series G, Mortgage Insured,
     6.55%, 5/15/19 .............................................................      5,060,000             5,173,395
  Montgomery County Housing Opportunities Commission SFMR, Refunding, Series B,
     6.625%, 7/01/28 ............................................................      6,500,000             6,638,515
  Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
     Series A, Sub Series 1,
     8.25%, 9/01/21 .............................................................     20,125,000            20,556,681
                                                                                                         -------------
                                                                                                            43,253,017
                                                                                                         -------------
  MASSACHUSETTS 4.4%
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
     Refunding, Series C, 5.00%, 3/01/24 ........................................     14,000,000            13,582,800
     Series A, FGIC Insured, 5.00%, 3/01/23 .....................................      4,000,000             3,903,640
  Massachusetts Bay Transportation Authority, Special Assessment, Series A,
     5.25%, 7/01/30 .............................................................     32,525,000            32,427,750
(b) Massachusetts State Development Finance Agency Revenue, Massachusetts/
     Saltonstall Redevelopment
     Building Corp., Series A, MBIA Insured, 5.125%, 8/01/28 ....................      6,735,000             6,577,738
  Massachusetts State GO,
     Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 .....................      1,750,000             1,900,098
     Consolidated Loan, Series A, 7.50%, 6/01/04 ................................      7,500,000             7,896,750
     Refunding, Series A, 5.25%, 1/01/07 ........................................      1,850,000             1,994,633
     Refunding, Series B, ETM, 6.50%, 8/01/08 ...................................      5,900,000             6,802,523


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MASSACHUSETTS (CONT.)
  Massachusetts State Health and Educational Facilities Authority Revenue,
     Berkshire Health System, Series E, 6.25%, 10/01/31 .........................    $ 2,250,000         $   2,234,858
     Berkshire Health System, Series E, Asset Guaranteed, 5.70%, 10/01/25 .......      4,500,000             4,560,030
     Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 .......      1,100,000             1,129,337
     Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 ..      1,000,000             1,041,110
     Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 .     12,050,000            12,591,166
  Massachusetts State HFA,
     HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ..............................      5,250,000             5,357,835
     Housing Projects, Refunding, Series A, 6.30%, 10/01/13 .....................     25,635,000            26,656,298
     Housing Projects, Refunding, Series A, 6.375%, 4/01/21 .....................     24,750,000            26,083,035
     Housing Revenue, SF, Series 41, 6.30%, 12/01/14 ............................      4,470,000             4,682,996
     Housing Revenue, SF, Series 41, 6.35%, 6/01/17 .............................      4,790,000             5,025,524
     Series C, FGIC Insured, 6.90%, 11/15/21 ....................................      9,715,000             9,915,518
     Series D, FGIC Insured, 6.80%, 11/15/12 ....................................        250,000               255,163
  Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
     Jewish Geriatric Services Inc.,
     Series B,
     5.375%, 5/15/17 ............................................................      1,965,000             1,963,959
     5.50%, 5/15/27 .............................................................      5,000,000             4,933,000
     Pre-Refunded, 7.00%, 4/01/22 ...............................................      5,000,000             5,208,800
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
     5.65%, 10/01/17 ............................................................      2,295,000             2,343,585
     5.70%, 10/01/27 ............................................................      7,375,000             7,450,004
  Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
     MBIA Insured, 5.75%, 7/01/39 ...............................................     11,750,000            11,920,963
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
     Series A, MBIA Insured, 5.00%, 1/01/37 .....................................     52,130,000            48,796,287
     sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..............     21,350,000            20,464,829
  Massachusetts State Water Pollution Abatement Trust Revenue, Water Revenue
     Authority Program, Refunding,
     Sub Series A, 5.75%, 8/01/29 ...............................................      6,500,000             6,785,350
  Massachusetts Turnpike Authority Metropolitan Highway Systems Revenue, Refunding,
     Subordinated, Refunding,
     Series A, AMBAC Insured, 5.25%, 1/01/29 ....................................      5,000,000             4,978,300
  Plymouth County COP, Series A, Pre-Refunded, 7.00%, 4/01/12 ...................     10,000,000            10,417,600
  Route 3 North Transportation Improvement Association Massachusetts Lease Revenue,
     MBIA Insured,
     5.375%, 6/15/29 ............................................................     16,405,000            16,505,727
                                                                                                         -------------
                                                                                                           316,387,206
                                                                                                         -------------
  MICHIGAN 2.8%
  Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ....      2,000,000             2,227,580
  Belding Area Schools GO, FGIC Insured,
     6.10%, 5/01/26 .............................................................        810,000               874,776
     Pre-Refunded, 6.10%, 5/01/26 ...............................................      2,995,000             3,354,220
  Chippewa Valley School GO, Refunding, 5.125%, 5/01/27 .........................      5,310,000             5,174,914
  Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 .......     14,925,000            14,561,875
  Detroit GO,
     Refunding, Series B, 6.375%, 4/01/06 .......................................      7,265,000             7,912,166
     Refunding, Series B, 6.25%, 4/01/09 ........................................        625,000               667,938
     Self-Insurance, Series A, 5.70%, 5/01/02 ...................................      2,250,000             2,250,000
     Series A, Pre-Refunded, 6.70%, 4/01/10 .....................................      4,550,000             5,076,435


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MICHIGAN (CONT.)
  Detroit Sewage Disposal Revenue,
     Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 ............    $10,000,000         $   9,755,400
     Series A, MBIA Insured, 5.00%, 7/01/27 .....................................     15,000,000            14,498,850
  Detroit Water Supply System Revenue,
     second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ........................      5,000,000             5,108,400
     senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ........................     17,575,000            16,831,753
     senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ........................     13,230,000            13,148,636
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ..      8,625,000             8,629,140
  Jackson County Building Authority Revenue, AMBAC Insured, 5.60%, 5/01/30 ......      4,145,000             4,268,687
  Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A,
     6.25%, 5/15/27 .............................................................      2,000,000             1,893,720
  Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
     Series A, MBIA Insured,
     Pre-Refunded, 5.625%, 1/15/26 ..............................................      2,500,000             2,757,075
  Michigan State Building Authority Revenue, Facilities Program,
     Refunding, Series I, 5.00%, 10/15/24 .......................................     16,350,000            15,793,283
     Series II, 5.50%, 10/15/06 .................................................      3,000,000             3,277,500
  Michigan State HDA,
     Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%, 9/15/19    2,500,000             2,585,450
     Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ................      4,730,000             4,880,556
     SFMR, Series A, 6.45%, 12/01/14 ............................................        475,000               493,729
  Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23     18,000,000            19,109,880
     Presbyterian Villages Obligation Group, 5.90%, 1/01/03 .....................        325,000               325,533
     Presbyterian Villages Obligation Group, 6.00%, 1/01/04 .....................        390,000               391,486
     Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ....................        275,000               275,044
     Presbyterian Villages Obligation Group, 6.40%, 1/01/15 .....................      1,000,000               998,170
     Presbyterian Villages Obligation Group, 6.50%, 1/01/25 .....................      3,500,000             3,491,390
  Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.00%, 11/01/25 .....      5,000,000             4,852,050
  Michigan State Trunk Line, Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ....     10,000,000             9,941,400
  Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ...      1,560,000             1,707,092
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
     MBIA Insured,
     5.25%, 11/15/31 ............................................................      10,000,000            9,794,000
  Southgate Community School District GO, FGIC Insured, 5.00%, 5/01/25 ..........      5,500,000             5,339,070
                                                                                                         -------------
                                                                                                           202,247,198
                                                                                                         -------------
  MINNESOTA 2.4%
  Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ...............      9,100,000             8,225,490
  Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29    6,000,000             5,706,060
  International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22     3,500,000             3,161,165
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
     Series A, FGIC Insured, 5.125%, 1/01/31 ....................................     10,000,000            9,800,600
     Series A, FGIC Insured, 5.25%, 1/01/32 .....................................     30,970,000            30,829,087
     Series A, FGIC Insured, 5.75%, 1/01/32 .....................................      5,000,000             5,192,950
     Series C, FGIC Insured, 5.25%, 1/01/26 .....................................     19,000,000            19,051,110
  Minneapolis Art Center Facilities Revenue, Walker Art Center Project,
     5.125%, 7/01/21 ............................................................      3,000,000             2,969,100
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
     Fairview Hospital,
     Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .........................     25,810,000            26,684,959


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MINNESOTA (CONT.)
  Minnesota State HFA, SFM, Series D-1,
     6.45%, 7/01/11 .............................................................    $ 2,630,000         $   2,706,928
     6.50%, 1/01/17 .............................................................      1,020,000             1,047,999
  Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured,
     5.95%, 10/20/33 ............................................................     11,075,000            11,476,580
  Rochester Health Care Facilities Revenue, Mayo Foundation, Series A,
     5.50%, 11/15/27 ............................................................     21,000,000            21,381,360
  Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA
     Secured, 5.95%, 10/20/33 ...................................................      8,450,000             8,756,397
  St. Paul Port Authority IDR,
     Bandana Square, Series C, 7.70%, 12/01/02 ..................................        270,000               269,644
     Bandana Square, Series C, 7.70%, 12/01/07 ..................................      1,690,000             1,424,383
     Bandana Square, Series C, 7.80%, 12/01/12 ..................................      1,000,000               795,920
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ......................        595,000               596,488
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ......................        640,000               641,600
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ......................        685,000               686,713
     Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/02     155,000               154,816
     Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/10   1,455,000             1,195,646
     Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F,
          8.00%, 12/01/02 .......................................................        115,000               114,841
     Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F,
          8.00%, 12/01/12 .......................................................      1,540,000             1,225,347
  University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 ..........      1,250,000             1,412,813
  Washington County Housing and RDAR,
     Orleans Apartments Project, Series A, 8.25%, 7/01/21 .......................      2,970,000             3,031,509
     Pooled Housing and Redevelopment, Refunding, 7.20%, 1/01/22 ................      5,885,000             6,203,379
                                                                                                         -------------
                                                                                                           174,742,884
                                                                                                         -------------
  MISSISSIPPI 1.2%
  Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26      36,500,000            35,784,965
  Jackson County Environmental Improvement Revenue,
     International Paper Company Project,
     6.70%, 5/01/24 .............................................................      3,500,000             3,661,980
  Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
     5.875%, 4/01/22 ............................................................     40,000,000            38,434,000
     Refunding, 5.90%, 5/01/22 ..................................................      8,250,000             7,950,278
  Mississippi State Educational Facilities Authority Revenue, Private Nonprofit
     Institutions of Higher Learning,
     Tougaloo College Project, Series A, 6.50%, 6/01/18 .........................      2,145,000             1,908,128
  Mississippi State GO, Refunding, 5.75%, 12/01/12 ..............................      2,000,000             2,257,020
                                                                                                         -------------
                                                                                                            89,996,371
                                                                                                         -------------
  MISSOURI .9%
  Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
     Foundation, Series A,
     MBIA Insured, 5.00%, 12/01/30 ..............................................     12,500,000            12,057,500
  Missouri State Health and Educational Facilities Authority Health Facilities
     Revenue, Health Midwest, Series B,
     MBIA Insured, 6.25%, 2/15/12 ...............................................      5,000,000             5,107,600
  Missouri State Health and Educational Facilities Authority Revenue,
     SSM Health Care, Refunding, Series A,
     MBIA Insured, 5.00%, 6/01/22 ...............................................      4,500,000             4,377,555
  Missouri State Health and Educational Facilities Revenue, SSM Healthcare,
     Series A, AMBAC Insured,
     5.25%, 6/01/21 .............................................................     17,500,000            17,594,500
  Missouri State Highways and Transportation Commission Road Revenue, Series A,
     5.50%, 2/01/10 .............................................................      2,750,000             3,012,625


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MISSOURI (CONT.)
  St. Louis Airport Revenue,
     Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 ........    $ 7,250,000         $   7,170,250
     Airport Development Project, Series A, MBIA Insured, 5.00%, 7/01/20 ........      5,000,000             4,976,050
  St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ..........      5,740,000             6,026,541
  Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
     5.40%, 5/15/28 .............................................................      4,000,000             3,660,480
                                                                                                         -------------
                                                                                                            63,983,101
                                                                                                         -------------
  MONTANA .6%
  Forsyth County PCR,
     Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 .....     10,000,000            10,224,300
     The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23      3,250,000             3,275,968
     The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 ..     20,385,000            21,408,327
  Montana State Board of Housing SFM, Refunding,
     Series A, 6.50%, 12/01/22 ..................................................      2,835,000             2,900,063
     Series B-1, 6.25%, 12/01/21 ................................................      6,275,000             6,491,990
  Montana State Health Facilities Authority Revenue, Montana Developmental
     Center Project, 6.40%, 6/01/19 .............................................      2,000,000             2,058,960
                                                                                                         -------------
                                                                                                            46,359,608
                                                                                                         -------------
  NEBRASKA .3%
  Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 ...........      4,515,000             4,617,355
  Nebraska Public Power District Revenue, Refunding, Series B, MBIA Insured,
     5.00%, 1/01/28 .............................................................      6,500,000             6,388,850
  Omaha Convention Hotel Corporation Revenue, Convention Center 1st Tier, Series A,
     AMBAC Insured,
     5.125%, 4/01/26 ............................................................     12,500,000            12,321,500
                                                                                                         -------------
                                                                                                            23,327,705
                                                                                                         -------------
  NEVADA 3.8%
  Churchill County Health Care Facilities Revenue, Western Health Network, Series A,
     MBIA Insured,
     6.25%, 1/01/14 .............................................................      2,000,000             2,138,800
  Clark County Apartment Improvement Revenue, sub lien, Series B, FGIC Insured,
     5.25%, 7/01/31 .............................................................     20,000,000            19,792,200
  Clark County IDR,
     Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 .............     12,500,000            12,622,125
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 .............................     10,000,000             9,919,800
     Southwest Gas Corp., Series A, 7.30%, 9/01/27 ..............................     18,080,000            18,566,171
     Southwest Gas Corp., Series B, 7.50%, 9/01/32 ..............................     62,470,000            64,179,179
  Clark County School District GO, Building and Renovation, Series B, FGIC Insured,
     5.25%, 6/15/16 .............................................................     12,750,000            13,070,663
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, First Tier, AMBAC
     Insured, 5.625%,
     1/01/32 ....................................................................     21,995,000            22,628,896
     1/01/34 ....................................................................     15,000,000            15,375,150
  Henderson Health Care Facilities Revenue, Catholic Healthcare West, Series A,
     5.25%, 7/01/18 .............................................................     23,685,000            21,248,050
  Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
     6.30%, 7/01/22 .............................................................      4,500,000             4,618,440
  Nevada Housing Division,
     MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 ..............................      5,405,000             5,675,736
     SF Program, FI/GML, Series A, 8.30%, 10/01/19 ..............................        900,000               934,506
     SF Program, FI/GML, Series A-2, 8.375%, 10/01/19 ...........................        190,000               195,700
     SF Program, Refunding, Series A-1, 6.25%, 10/01/26 .........................      2,650,000             2,718,927
     SF Program, Refunding, Series C-2, FHA Insured, 6.75%, 10/01/26 ............      5,460,000             5,648,425


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  NEVADA (CONT.)
  Nevada State GO,
     Colorado River Commission Revenue, Series 1994, Pre-Refunded, 6.50%, 7/01/24    $15,915,000         $  17,406,872
     Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17 .....     10,275,000            10,612,637
  Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Series A,
     5.00%, 12/01/06 ............................................................      2,320,000             2,489,290
  Reno RDA, Tax Allocation, Refunding, Series A, 6.20%, 6/01/18 .................      3,000,000             3,030,390
  Sparks RDA, Tax Allocation Revenue, Refunding, Series A, Asset Guaranteed,
     6.00%, 1/15/23 .............................................................      5,000,000             5,172,750
  Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured,
     6.30%, 12/01/14 ............................................................      5,000,000             5,143,600
  Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured,
     5.00%, 7/01/24 .............................................................      5,000,000             4,837,050
  Washoe County Hospital Facility Revenue, Washoe Medical Center Inc. Project,
     Series A, AMBAC Insured, 6.25%, 6/01/13 ....................................      9,295,000           10,047,988
                                                                                                         -------------
                                                                                                           278,073,345
                                                                                                         -------------
  NEW HAMPSHIRE .3%
  Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured,
     6.25%, 6/20/33 .............................................................      5,973,000             6,233,841
  New Hampshire Health and Education Facilities Authority Revenue, Exeter Project,
     5.75%, 10/01/31 ............................................................      1,000,000               969,620
  New Hampshire Health and Education Facilities authority Revenue, Exeter Project,
     6.00%, 10/01/24 ............................................................      2,000,000             2,021,280
  New Hampshire Higher Education and Health Facilities Authority Revenue,
     New Hampshire Catholic Charities, 5.80%, 8/01/22 ...........................      1,000,000               881,820
     Rivier College, 5.60%, 1/01/28 .............................................      4,590,000             4,266,451
     The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 .........................      4,275,000             4,866,532
  New Hampshire State HFA, SFMR, Series E,
     6.75%, 7/01/19 .............................................................      2,825,000             2,927,124
     6.80%, 7/01/25 .............................................................      2,210,000             2,292,521
                                                                                                         -------------
                                                                                                            24,459,189
                                                                                                         -------------
  NEW JERSEY .6%
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 6.00%, 1/01/19 ...................................................      2,100,000             2,024,883
     Series 1, 6.00%, 1/01/29 ...................................................      5,000,000             4,714,850
     Series 2, 6.125%, 1/01/19 ..................................................      2,000,000             1,953,940
     Series 2, 6.125%, 1/01/29 ..................................................      5,000,000             4,793,900
  New Jersey EDA, Lease Revenue, International Center for Public Health Project,
     University of Medicine and
     Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...................................      5,000,000             5,356,150
  New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
     5.60%, 1/01/22 .............................................................      7,500,000             7,826,550
     5.50%, 1/01/25 .............................................................     13,000,000           13,391,820
                                                                                                         -------------
                                                                                                            40,062,093
                                                                                                         -------------
  NEW MEXICO .4%
  Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
     6.375%, 12/15/22 ...........................................................     10,435,000            10,901,340
  Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 ..........     17,000,000            16,614,100
  New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
     6.00%, 6/15/13 .............................................................      1,000,000             1,124,860
                                                                                                         -------------
                                                                                                            28,640,300
                                                                                                         -------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK 15.9%
  Long Island Power Authority Electric System Revenue, Series A, MBIA Insured,
     5.25%, 12/01/26 ............................................................    $10,000,000         $  10,032,200
  MTA Commuter Facilities Revenue, Series A,
     5.25%, 7/01/28 .............................................................      5,000,000             4,971,450
     6.125%, 7/01/29 ............................................................     15,040,000            15,953,981
     FGIC Insured, 6.00%, 7/01/16 ...............................................      8,950,000             9,824,594
  MTA New York Dedicated Tax Fund Revenue, Series A,
     FGIC Insured, 6.00%, 4/01/30 ...............................................     12,500,000            13,383,750
     FGIC Insured, 5.00%, 11/15/31 ..............................................     14,250,000            13,801,125
     MBIA Insured, 6.25%, 4/01/11 ...............................................      1,280,000             1,487,795
     MBIA Insured, 5.25%, 4/01/26 ...............................................     11,125,000            11,175,619
     MTA Transit Facilities Revenue,
     Refunding, Series M, 6.00%, 7/01/14 ........................................     18,210,000            19,184,417
     Series A, 6.00%, 7/01/24 ...................................................      5,000,000             5,285,150
     Series A, 5.625%, 7/01/27 ..................................................     10,800,000            11,012,436
     Series A, FSA Insured, 6.00%, 7/01/16 ......................................      3,630,000             3,984,724
     Service Contract, Refunding, Series 8, 5.375%, 7/01/21 .....................     15,000,000            15,207,900
  Nassau County GO,
     Improvement, Series F, 6.625%, 3/01/08 .....................................      7,325,000             8,039,847
     Water Utility Improvements, Series F, 6.625%, 3/01/07 ......................      7,070,000             7,695,695
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
     FSA Insured, 5.75%, 8/01/29 ................................................     10,000,000            10,451,000
  New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
     Pre-Refunded, 6.625%, 7/01/12 ..............................................      1,245,000             1,280,234
  New York City GO,
     Refunding, Series B, 6.20%, 8/15/06 ........................................      1,500,000             1,636,410
     Refunding, Series E, 6.00%, 8/01/26 ........................................      2,765,000             2,937,868
     Refunding, Series F, 6.00%, 8/01/13 ........................................     14,000,000            15,111,320
     Refunding, Series H, 6.25%, 8/01/15                                              13,035,000            14,071,804
     Refunding, Series H, 6.125%, 8/01/25 .......................................     65,785,000            69,228,845
     Refunding, Series J, 6.00%, 8/01/21 ........................................     28,260,000            29,658,587
     Series A, 6.125%, 8/01/06 ..................................................     13,605,000            14,563,472
     Series A, 6.20%, 8/01/07 ...................................................     20,490,000            22,091,498
     Series A, 6.25%, 8/01/08 ...................................................      4,390,000             4,732,859
     Series A, 7.75%, 8/15/14 ...................................................         40,000                40,876
     Series A, 6.25%, 8/01/16 ...................................................      3,275,000             3,352,781
     Series A, Pre-Refunded, 6.125%, 8/01/06 ....................................        895,000               982,808
     Series A, Pre-Refunded, 6.20%, 8/01/07 .....................................      1,320,000             1,451,657
     Series A, Pre-Refunded, 6.25%, 8/01/16 .....................................      1,725,000             1,771,299
     Series B, 7.50%, 2/01/04 ...................................................     10,000,000            10,240,500
     Series B, 8.25%, 6/01/05 ...................................................      1,000,000             1,144,650
     Series B, 6.30%, 8/15/08 ...................................................     22,360,000            24,353,170
     Series B, 6.125%, 8/01/09 ..................................................     11,510,000            12,377,969
     Series B, 6.375%, 8/15/10 ..................................................     17,170,000            18,762,346
     Series B, 7.00%, 2/01/19 ...................................................      6,555,000             6,742,866
     Series B, 6.00%, 8/15/26 ...................................................      1,670,000             1,775,076
     Series B, Pre-Refunded, 6.30%, 8/15/08 .....................................      4,515,000             5,074,183
     Series B, Pre-Refunded, 6.375%, 8/15/10 ....................................      4,570,000             5,146,688
     Series B, Pre-Refunded, 6.75%, 10/01/15 ....................................         50,000                51,804


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York City GO, (cont.)
     Series B, Pre-Refunded, 6.75%, 10/01/17 ....................................    $ 1,300,000         $   1,346,891
     Series B, Pre-Refunded, 6.00%, 8/15/26 .....................................        330,000               375,431
     Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .....................      3,000,000             3,345,930
     Series B-1, Pre-Refunded, 7.30%, 8/15/11 ...................................      8,000,000             8,966,080
     Series C, Sub Series C-1, 7.00%, 8/01/18 ...................................         25,000                25,639
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .....................      1,930,000             1,985,565
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/18 .....................      1,680,000             1,728,367
     Series D, 8.00%, 8/01/16 ...................................................          5,000                 5,103
     Series D, 6.00%, 2/15/25 ...................................................     18,710,000            19,715,850
     Series D, Pre-Refunded, 6.00%, 2/15/25 .....................................      1,920,000             2,107,603
     Series E, 5.75%, 2/15/09 ...................................................      5,295,000             5,553,820
     Series E, 6.50%, 12/01/12 ..................................................         20,000                20,060
     Series E, Pre-Refunded, 6.00%, 8/01/26 .....................................        235,000               267,106
     Series F, 8.20%, 11/15/04 ..................................................         85,000                88,147
     Series F, Pre-Refunded, 6.50%, 2/15/07 .....................................      8,050,000             8,955,303
     Series F, Pre-Refunded, 6.50%, 2/15/08 .....................................      7,540,000             8,377,166
     Series F, Pre-Refunded, 6.60%, 2/15/10 .....................................     16,000,000            17,842,080
     Series G, 6.00%, 10/15/26 ..................................................     15,160,000            15,850,538
     Series G, Pre-Refunded, 6.00%, 10/15/26 ....................................        175,000               201,175
     Series H-1, 6.125%, 8/01/11 ................................................      4,900,000             5,263,972
     Series H-1, Pre-Refunded, 6.125%, 8/01/09 ..................................        240,000               263,546
     Series H-1, Pre-Refunded, 6.125%, 8/01/11 ..................................        100,000               109,811
     Series I, 6.25%, 4/15/13 ...................................................     12,450,000            13,466,418
     Series I, 6.25%, 4/15/27 ...................................................      2,925,000             3,080,113
     Series I, Pre-Refunded, 6.25%, 4/15/13 .....................................     24,160,000            27,702,581
     Series I, Pre-Refunded, 6.25%, 4/15/27 .....................................      4,075,000             4,682,623
  New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
     5.65%, 10/01/28 ............................................................      5,000,000             4,833,450
     5.75%, 10/01/36 ............................................................      5,750,000             5,606,710
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, 5.50%, 6/15/33 ..................................................     55,000,000            56,262,800
     Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ..........................      4,855,000             4,862,234
     Series A, 5.75%, 6/15/30 ...................................................      8,000,000             8,367,360
     Series A, FGIC Insured, 5.50%, 6/15/32 .....................................     10,000,000            10,248,400
     Series B, 5.75%, 6/15/29 ...................................................     15,000,000            15,553,650
     Series B, AMBAC Insured, 5.25%, 6/15/29 ....................................      8,000,000             8,011,920
     Series B, FSA Insured, 5.25%, 6/15/29 ......................................      4,030,000             4,036,005
     Series B, MBIA Insured, 5.75%, 6/15/26 .....................................      3,000,000             3,194,550
     Series D, 5.25%, 6/15/25 ...................................................     10,000,000            10,038,300
     Series G, FSA Insured, 5.125%, 6/15/32 .....................................     24,215,000            23,794,143
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Refunding, Series C, 5.50%, 11/01/20 .......................................      5,000,000             5,206,750
     Refunding, Series C-A, 5.50%, 11/01/24 .....................................      4,200,000             4,323,648
     Series B, 6.00%, 11/15/29 ..................................................     10,000,000            10,728,800
     Series B, 5.00%, 5/01/30 ...................................................      7,500,000             7,194,675


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York City Transportation Authority MTA, Triborough COP, Series A, AMBAC
     Insured, 5.40%, 1/01/19 ....................................................    $15,000,000         $  15,501,750
  New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001,Series D,
     AMBAC Insured,
     5.125%, 7/01/31 ............................................................      8,000,000             7,862,720
  New York State Dormitory Authority Lease Revenue, Court Facilities, 6.00%, 5/15/39  16,000,000            17,024,160
  New York State Dormitory Authority Revenue,
     City University General Resources, Series 2, MBIA Insured, Pre-Refunded,
        6.25%, 7/01/19 ..........................................................      4,000,000             4,338,160
     City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 .......     10,000,000             9,986,000
     City University System, Series 2, 6.00%, 7/01/26 ...........................      5,500,000             5,900,895
     City University System, Third General, 6.00%, 7/01/20 ......................     16,860,000            18,249,601
     Interfaith Medical Center, Series D, 5.40%, 2/15/28 ........................      8,000,000             8,019,440
     Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ................     18,000,000            19,318,860
     Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ................      5,000,000             5,157,950
     Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .......      5,000,000             5,028,100
     State University Educational Facilities, 5.125%, 5/15/21 ...................      9,000,000             8,983,530
     Upstate Community Colleges, Series A, 5.00%, 7/01/28 .......................     10,000,000             9,591,000
  New York State Energy Research and Development Authority Electric Facilities Revenue,
     Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 ...........      8,500,000             8,932,905
     Long Island Light, Series A, Pre-Refunded, 7.15%, 2/01/22 ..................      1,500,000             1,539,660
     Series A, 7.15%, 6/01/20 ...................................................     12,885,000            13,179,036
     Series A, Pre-Refunded, 7.15%, 6/01/20 .....................................      4,615,000             4,737,021
  New York State HFA, Service Contract Obligation Revenue,
     Refunding, Series C, 6.125%, 3/15/20 .......................................     23,585,000            24,960,949
     Refunding, Series C, 5.50%, 9/15/22 ........................................     17,505,000            17,839,346
     Series A, 6.375%, 9/15/14 ..................................................         25,000                27,300
     Series A, 6.375%, 9/15/16 ..................................................      3,785,000             4,130,495
     Series A, Pre-Refunded, 6.375%, 9/15/14 ....................................      3,130,000             3,487,540
     Series A, Pre-Refunded, 6.50%, 3/15/25 .....................................     10,000,000            11,421,900
     Series C, 5.875%, 9/15/14 ..................................................      3,950,000             4,168,119
     Series C, Pre-Refunded, 5.875%, 9/15/14 ....................................        725,000               778,222
     Series C, Pre-Refunded, 6.125%, 3/15/20 ....................................      1,915,000             2,061,995
  New York State HFAR,
     Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ......     14,070,000            15,238,654
     Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15       5,475,000             5,837,993
     Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20      4,230,000             4,496,744
  New York State Medical Care Facilities Finance Agency Revenue,
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured,
        6.50%, 2/15/34                                                                 6,380,000             6,681,072
     Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29          7,600,000             8,525,376
     The Hospital for Special Surgery Revenue, Series A, Pre-Refunded,
        6.375%, 8/15/24                                                               12,500,000            13,887,250
  New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
     AMBAC Insured, 5.50%, 4/01/06 ..............................................      1,000,000             1,065,930
     FSA Insured, 6.00%, 4/01/14 ................................................      1,420,000             1,580,403
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
     5.75%, 4/01/16 .............................................................     13,200,000            13,907,520
     Pre-Refunded, 6.25%, 4/01/14 ...............................................     11,600,000            12,984,112


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York State Urban Development Corp. Revenue,
     Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ..................    $ 7,685,000         $   8,309,791
     senior lien, Corporate Purpose, 5.50%, 7/01/05 .............................        400,000               431,684
     Youth Facilities, 6.00%, 4/01/17 ...........................................     11,720,000            12,701,784
  Onondaga County GO, 5.875%, 2/15/12 ...........................................      1,000,000             1,135,750
  Triborough Bridge and Tunnel Authority Revenue, General Purpose,
     Refunding, Series X, 6.625%, 1/01/12 .......................................      1,800,000             2,148,318
     Refunding, Series Y, 5.90%, 1/01/07 ........................................        500,000               553,210
     Refunding, Series Y, 6.00%, 1/01/12 ........................................      1,000,000             1,133,100
     Series B, 5.50%, 1/01/30 ...................................................     15,000,000            15,308,700
  Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series A, 5.00%,
     1/01/27 ....................................................................      5,000,000             4,814,500
     1/01/32 ....................................................................     27,340,000            25,922,968
  Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
     Refunding, Series A,
     7.90%, 12/15/07 ............................................................      3,390,000             3,393,322
                                                                                                         -------------
                                                                                                         1,155,948,401
                                                                                                         -------------
  NORTH CAROLINA 4.1%
  Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
     5.90%, 1/15/16 .............................................................      7,010,000             7,385,596
     Pre-Refunded, 5.90%, 1/15/16 ...............................................      2,890,000             3,214,692
  Cumberland County Hospital Facilities Revenue,
     Cumberland County Hospital Systems Inc., Refunding,
     5.25%, 10/01/24 ............................................................      6,000,000             5,631,540
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 6.50%, 1/01/17 ........................................     25,700,000            26,289,301
     Refunding, Series A, 5.75%, 1/01/26 ........................................     65,350,000            63,454,197
     Refunding, Series B, 6.25%, 1/01/12 ........................................      6,875,000             7,085,513
     Refunding, Series B, 6.00%, 1/01/14 ........................................     14,000,000            14,308,700
     Refunding, Series B, 5.75%, 12/01/16 .......................................     14,420,000            14,655,334
     Refunding, Series B, 6.00%, 1/01/22 ........................................      1,250,000             1,296,900
     Refunding, Series B, 6.25%, 1/01/23 ........................................     39,030,000            41,417,075
     Refunding, Series B, 5.75%, 1/01/24 ........................................     35,140,000            34,454,770
     Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ..........................      4,000,000             4,178,520
     Refunding, Series D, 6.75%, 1/01/26 ........................................      5,000,000             5,326,300
     Series B, 6.00%, 1/01/05 ...................................................      1,355,000             1,403,089
     Series D, 6.70%, 1/01/19 ...................................................      2,000,000             2,141,980
     Series D, 5.875%, 1/01/13 ..................................................      5,790,000             5,925,891
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
     5.75%, 1/01/15 .............................................................     12,435,000            12,479,517
     6.25%, 1/01/17 .............................................................      9,720,000            10,098,983
  North Carolina State GO, Public Improvement, Series A, 5.10%, 9/01/17 .........     21,365,000            22,161,915
  University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21    5,000,000             4,939,650
  Winston-Salem Water and Sewer System Revenue, Refunding, 5.125%, 6/01/28 ......     11,000,000            10,851,500
                                                                                                         -------------
                                                                                                           298,700,963
                                                                                                         -------------


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NORTH DAKOTA .1%
  Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 ............      $ 232,000         $     232,387
  Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series,
     AMBAC Insured,
     6.05%, 1/01/19 .............................................................      9,130,000             9,795,486
  Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ...................        565,000               565,701
                                                                                                         -------------
                                                                                                            10,593,574
                                                                                                         -------------
  OHIO 2.5%
  Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
     Children's Hospital Center,
     FSA Insured, 5.00%, 11/15/31 ...............................................      9,250,000             8,785,095
  Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 .......     20,000,000            19,261,800
  Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 .....................      2,135,000             2,277,127
  Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30    17,100,000            18,528,876
  Dayton Special Facilities Revenue, Emery Air Freight Corp.,
     Emery Worldwide Air Inc., Refunding,
     Series A, 5.625%, 2/01/18 ..................................................      6,000,000             4,559,640
     Series E, 6.05%, 10/01/09 ..................................................      4,000,000             3,563,680
     Series F, 6.05%, 10/01/09 ..................................................      2,750,000             2,450,030
  Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation
     Bonds, MBIA Insured,
     5.00%, 12/01/27 ............................................................      7,500,000             7,299,150
  Hamilton County Sales Tax, Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32   10,000,000            10,006,400
  Montgomery County Health Systems Revenue, Series B-2, Pre-Refunded, 8.10%, 7/01/18  12,000,000            14,255,957
  Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
     Pre-Refunded,
     5.50%, 12/01/10 ............................................................      1,300,000             1,431,703
     5.60%, 12/01/11 ............................................................      1,000,000             1,107,810
     5.65%, 12/01/12 ............................................................        925,000             1,027,721
  Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
     5.375%, 12/01/20 ...........................................................      4,275,000             4,415,904
     5.45%, 12/01/25 ............................................................      3,000,000             3,072,570
  Ohio State Air Quality Development Authority Revenue, Dayton Power and Light Co.
     Project, Refunding,
     6.10%, 9/01/30 .............................................................     12,000,000            12,085,440
  Ohio State GO, Highway Capital Improvement, Series C, 4.75%, 5/01/04 ..........      1,500,000             1,564,965
  Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured,
     Pre-Refunded,
     5.50%, 2/15/26 .............................................................      1,000,000             1,101,290
  Ohio State Water Development Authority PCR, Facilities Revenue, Water Control Loan
     Fund, Water Quality Series,
     MBIA Insured, 5.125%, 6/01/19 ..............................................     18,000,000            18,185,040
  Ohio State Water Development Authority Revenue, Dayton Power, Refunding,
     Series A,
     6.40%, 8/15/27 .............................................................      3,250,000             3,325,238
  Pickerington Local School District GO, School Facilities Construction and
     Improvement, FGIC Insured,
     5.00%, 12/01/28 ............................................................     15,000,000            14,569,800
  University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/29 ....     11,305,000            11,869,911
  University of Cincinnati COP,
     Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 .............      4,000,000             3,957,280
     University Center Project, MBIA Insured, 5.125%, 6/01/24 ...................     10,500,000            10,465,140
  University of Cincinnati General Receipts Revenue, Series A, FGIC Insured,
     5.25%, 6/01/24 .............................................................      5,000,000             5,038,700
                                                                                                         -------------
                                                                                                           184,206,267
                                                                                                         -------------


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OKLAHOMA .8%
  Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, 7.875%, 1/01/21    $ 610,000         $     616,667
  Stillwater Medical Center Authority Revenue,
     Series A, 6.10%, 5/15/09 ...................................................      3,440,000             3,516,746
     Series B, 6.35%, 5/15/12 ...................................................      1,200,000             1,210,776
     Series B, 6.50%, 5/15/19 ...................................................      3,390,000             3,324,980
  Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured,
     6.95%, 12/01/22                                                                     285,000               290,084
  Tulsa County Municipal Airport Revenue, American Airlines Inc.,
     7.35%, 12/01/11 ............................................................      4,000,000             3,932,480
     6.25%, 6/01/20 .............................................................     18,530,000            16,256,184
  Tulsa County Parking Authority, Series B,
     6.90%, 12/01/07 ............................................................      3,000,000             3,136,680
     7.00%, 12/01/14 ............................................................      5,500,000             5,753,660
  Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 .      2,740,000             2,817,843
  Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project,
     Series A, Pre-Refunded,
     6.25%, 2/15/14 .............................................................      2,000,000             2,220,140
  Tulsa Municipal Airport Trust Revenue, Refunding, Series B, 6.00%, 6/01/35 ....     10,000,000             9,134,600
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
     Refunding, 6.00%, 8/15/14 ..................................................      4,000,000             3,965,320
                                                                                                         -------------
                                                                                                            56,176,160
                                                                                                         -------------
  OREGON .7%
  Jackson County School District No. 6 Central Point GO, FGIC Insured, 5.25%, 6/15/20  4,000,000             4,068,480
  Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
     6.00%, 10/15/13 ............................................................      1,250,000             1,438,088
  Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
     6.00%, 5/01/26 .............................................................     10,000,000            11,437,200
  Oregon State EDR, Georgia Pacific Corp. Project,
     Refunding, Series 183, 5.70%, 12/01/25 .....................................      3,500,000             3,106,705
     Series CLVII, 6.35%, 8/01/25 ...............................................      5,500,000             5,337,035
  Oregon State GO,
     Series LX, 6.75%, 5/01/05 ..................................................      1,000,000             1,106,630
     State Board of Higher Education, Series A, 5.00%, 8/01/26 ..................     12,000,000            11,654,400
  Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ......................     15,055,000           15,072,163
                                                                                                         -------------
                                                                                                            53,220,701
                                                                                                         -------------
  PENNSYLVANIA 4.8%
  Allegheny County Hospital Development Authority Revenue, Health System, Series A,
     MBIA Insured,
     6.50%, 11/15/30 ............................................................     10,000,000            11,170,000
  Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
     5.50%, 12/01/29 ............................................................     10,000,000             9,111,800
     Series A, 6.70%, 12/01/20 ..................................................      5,250,000             5,409,495
  Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured,
     5.00%, 3/01/29 .............................................................     10,000,000             9,600,000
  Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ...............................      5,000,000             4,851,850
  Butler Area School District GO, FGIC Insured, 5.60%, 4/01/28 ..................      5,000,000             5,160,850
  Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
     Series B, Connie Lee Insured, Pre-Refunded,
     6.30%, 7/01/08 .............................................................      9,600,000             9,865,056
     6.375%, 7/01/18 ............................................................     10,740,000            11,037,820
  Delaware County Authority University Revenue, Villanova University, Series A,
     MBIA Insured, 5.00%, 12/01/18 ..............................................      7,090,000             7,120,771


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  PENNSYLVANIA (CONT.)
  Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges
     Revenue, FSA Insured, 5.75%,
     1/01/22 ....................................................................    $ 8,500,000         $   8,989,600
     1/01/26 ....................................................................     10,000,000            10,549,800
  Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
     AMBAC Insured,
     5.60%, 7/01/17 .............................................................      5,000,000             5,495,100
  Erie Water Authority Water Revenue, Series A, MBIA Insured, 5.20%, 12/01/30 ...     18,700,000            18,452,599
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
     Series A, MBIA Insured,
     6.15%, 8/01/29 .............................................................      4,000,000             4,372,960
  Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
     5.25%, 11/15/28 ............................................................      2,500,000             2,270,975
  Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
     5.25%, 10/01/30 ............................................................     12,150,000            12,078,315
  Pennsylvania EDA,
     Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 5,000,000             5,840,250
     Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 13,500,000            14,131,935
  Pennsylvania HFA, Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 .....     10,590,000            10,826,157
  Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
     Series A, 5.85%, 9/01/08 ...................................................      1,520,000             1,611,823
  Pennsylvania State Financial Authority Revenue,
     Municipal Capital Improvements Program, Refunding,
     6.60%, 11/01/09 ............................................................     33,280,000            35,446,861
  Pennsylvania State GO, Second Series, 5.00%, 9/15/07 ..........................      2,500,000             2,683,200
  Philadelphia Authority for Industrial Development Lease Revenue,
     Series B, FSA Insured,
     5.25%, 10/01/30 ............................................................     15,630,000            15,424,778
  Philadelphia Gas Works Revenue,
     14th Series A, Pre-Refunded, 6.375%, 7/01/26 ...............................      1,210,000             1,293,914
     1st Series A, FSA Insured, 5.00%, 7/01/26 ..................................      5,000,000             4,809,750
     Refunding, 14th Series, 6.375%, 7/01/26 ....................................      2,740,000             2,721,341
  Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 .................................      5,000,000             4,853,500
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
     Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
          5.30%, 1/01/18 ........................................................      3,275,000             3,240,416
     Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
          5.35%, 1/01/23 ........................................................      5,690,000             5,612,559
     Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
          5.375%, 1/01/28 .......................................................      3,700,000             3,666,663
     Temple University Hospital, 5.875%, 11/15/23 ...............................      5,000,000             4,613,100
  Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured,
     5.25%, 9/01/29 .............................................................     15,000,000            14,827,200
  Philadelphia School District GO, Series A, FSA Insured, 5.75%, 2/01/30 ........     14,050,000            14,798,022
  Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..........      9,410,000            10,077,734
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured,
     5.00%, 11/01/31 ............................................................     25,000,000            23,923,250
  Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue,
     AMBAC Insured,
     5.125%, 2/01/35 ............................................................     15,000,000            14,502,300
  Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District
     Sales Tax, AMBAC Insured,
     5.25%, 2/01/31 .............................................................      5,000,000             4,970,200
  State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 ..............      5,850,000             5,598,684
  Washington County Authority Revenue, Capital Projects and Equipment Program,
     Refunding, AMBAC Insured,
     6.15%, 12/01/29 ............................................................      5,000,000             5,565,300
                                                                                                         -------------
                                                                                                           346,575,928
                                                                                                         -------------
  RHODE ISLAND 1.3%
  Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 .....      9,900,000            10,679,625
  Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water Providence,
     Series A, AMBAC Insured,
     6.70%, 1/01/15 .............................................................      2,200,000             2,416,194


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  RHODE ISLAND (CONT.)
  Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
     Refunding, Series 25-A, 4.95%, 10/01/16 ....................................      $ 210,000         $     212,304
     Series 10-A, 6.50%, 10/01/22 ...............................................     20,200,000            20,683,790
     Series 10-A, 6.50%, 4/01/27 ................................................     13,085,000            13,361,094
     Series 13, 6.70%, 10/01/15 .................................................      5,990,000             6,264,881
     Series 15-A, 6.85%, 10/01/24 ...............................................     15,000,000            15,565,500
     Series 17-A, 6.25%, 4/01/17 ................................................      2,320,000             2,399,901
     Series 17-A, 6.375%, 10/01/26 ..............................................      2,720,000             2,805,734
  Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B,
     AMBAC Insured, Pre-Refunded,
     6.75%, 6/01/25 .............................................................      3,000,000             3,315,450
  Rhode Island State and Providence Plantations GO, Consolidated Capital Development
     Loan, Series C,
     5.00%, 9/01/07 .............................................................      1,880,000             2,014,006
  Rhode Island State Health and Educational Building Corp. Revenue,
     Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 ...............      8,400,000             8,640,912
     St. Antoine Residence, Pre-Refunded, 6.70%, 11/15/12 .......................      2,320,000             2,528,452
     St. Antoine Residence, Pre-Refunded, 6.75%, 11/15/18 .......................      2,750,000             2,999,178
                                                                                                         -------------
                                                                                                            93,887,021
                                                                                                         -------------
  SOUTH CAROLINA 1.1%
  Berkeley County School District COP, Berkeley School Facilities Group Inc., AMBAC
     Insured, Pre-Refunded,
     6.30%, 2/01/16 .............................................................      1,800,000             1,950,426
  Piedmont Municipal Power Agency Electric Revenue, Refunding,
     6.60%, 1/01/21 .............................................................     10,645,000            10,670,548
     Series A, 6.55%, 1/01/16 ...................................................      7,340,000             7,346,166
     Series A, 5.75%, 1/01/24 ...................................................      3,150,000             2,981,979
     Series A, AMBAC Insured, 5.75%, 1/01/24 ....................................      5,050,000             5,062,120
  Richland County PCR, Union Camp Corp. Project, Refunding, Series C, 6.55%, 11/01/20  3,000,000             3,088,110
  South Carolina Public Service Authority Revenue,
     Refunding, Series A, AMBAC Insured, 6.375%, 7/01/21 ........................     12,765,000            13,121,654
     Series B, FSA Insured, 5.25%, 1/01/33 ......................................     31,835,000            31,640,488
  South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 ..............      2,000,000             2,131,400
                                                                                                         -------------
                                                                                                            77,992,891
                                                                                                         -------------
  SOUTH DAKOTA .3%
  Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding,
     6.70%, 6/01/10 .............................................................      5,000,000             5,107,700
  South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ....      1,480,000             1,530,305
  South Dakota Health and Educational Facilities Authority Revenue,
     Avera Health Issue,
     5.25%, 7/01/22 .............................................................     15,425,000            15,506,598
                                                                                                         -------------
                                                                                                            22,144,603
                                                                                                         -------------
  TENNESSEE .4%
  Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
     6.125%, 8/01/05 ............................................................      1,540,000             1,169,106
     6.30%, 8/01/07 .............................................................      1,000,000               758,380
  Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding,
     First Mortgage Mountain
     States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ......................      7,000,000             7,530,110
  Memphis GO, 5.00%, 4/01/17 ....................................................      3,000,000             3,035,040


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TENNESSEE (CONT.)
  Memphis-Shelby County Airport Authority Special Facilities and Project Revenue,
     Federal Express Corp.,
     6.75%, 9/01/12 .............................................................    $ 6,520,000         $   6,683,848
  Metropolitan Government Nashville and Davidson County GO,
     Refunding and Improvement, Series A and B,
     5.00%, 10/15/05 ............................................................      2,000,000             2,136,240
  Metropolitan Government of Nashville and Davidson County Health and Educational
     Facilities Board Revenue,
     Multi-Modal Health Facility, Asset Guaranteed, 5.50%, 5/01/23 ..............        950,000               956,460
(c) Metropolitan Government of Nashville and Davidson County IDBR,
     Osco Treatment Inc., Refunding and
     Improvement, 6.00%, 5/01/03 ................................................      1,859,300               706,534
  Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D, 4.70%, 7/01/15    1,750,000             1,747,515
  Tennessee HDA, Homeownership Program, Series 1992, 6.80%, 7/01/17 .............      1,155,000             1,179,902
  Tennessee State Local Development Authority Revenue,
     Community Provider Pooled Loan Program, Pre-Refunded,
     6.45%, 10/01/14 ............................................................      2,275,000             2,522,816
                                                                                                         -------------
                                                                                                            28,425,951
                                                                                                         -------------
  TEXAS 5.1%
  Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ........      7,755,000             8,519,178
  Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
    Services, Refunding,
    FSA Insured, ETM,
     6.00%, 11/15/15 ............................................................      4,500,000             4,885,515
     6.10%, 11/15/23 ............................................................      8,300,000             9,058,703
  Bexar County HFC MFHR, GO, American Opportunity Housing, Series A, MBIA Insured,
     5.80%, 1/01/31 .............................................................      6,000,000             6,027,900
  Bexar Metropolitan Water District Water Works Systems Revenue, Refunding,
     MBIA Insured,
     5.875%, 5/01/22 ............................................................      2,860,000             3,003,429
  Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
     5.50%, 12/01/07 ............................................................      1,250,000             1,375,650
  Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
     American Airlines Inc., Refunding,
     6.00%, 11/01/14 ............................................................     29,400,000            24,808,014
     Series B, 6.05%, 5/01/29 ...................................................      5,000,000             4,679,000
     Series C, 6.15%, 5/01/29 ...................................................      6,100,000             5,518,121
  Dallas-Fort Worth International Airport Revenue, Refunding and Improvement,
     Series A, FGIC Insured,
     5.625%, 11/01/26 ...........................................................     85,000,000            85,714,850
  Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 ......................      4,900,000             4,834,193
  Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center
     Project, Refunding, AMBAC Insured,
     6.875%, 11/01/10 ...........................................................      2,700,000             2,859,192
  Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp.
     Projects, Refunding,
     5.50%, 9/01/17 .............................................................      3,250,000             3,151,590
  Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 .........     20,250,000            20,766,578
(b) Houston Area Water Corp. Contract Revenue, Northeast Water Purification
     Project, FGIC Insured,
     5.125%, 3/01/28 ............................................................     15,000,000            14,590,650
  Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 ...........      1,500,000             1,578,195
  Houston Water and Sewer System Revenue, Refunding, Series B, 6.375%, 12/01/14 .     21,000,000            21,982,590
  Houston Water And Sewer Systems Revenue, junior lien, Refunding
     Series B, FGIC Insured, 5.25%, 12/01/30 ....................................     14,000,000            13,775,440
     Series D, FGIC Insured, 5.00%, 12/01/25 ....................................      9,710,000             9,332,669
  Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ..............................         20,000                20,062
  Kerrvillw ISD, GO, Refunding, 6.00%, 8/15/13 ..................................      1,000,000             1,112,920
  Lubbock HFC, SFMR, MBS Program, Refunding,
     Series A, GNMA Secured, 6.125%, 12/01/17 ...................................        875,000               908,215
  Matagorda County Navigation District No. 1 PCR, Central Power and Light Co.
     Project, Refunding, 6.00%, 7/01/28 .........................................     19,200,000            19,214,592


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS (CONT.)
  Matagorda County Navigation District No. 1 Revenue, PCR, Collateralized, Houston
     Lighting and Power Co.,
     Refunding, Series A, AMBAC Insured, 6.70%, 3/01/27 .........................    $ 5,500,000         $   5,623,145
  Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ..............................        100,000               100,364
  North Central Health Facility Development Corp. Revenue, Texas Health Resources
     System, Series B, MBIA Insured,
     5.125%, 2/15/22 ............................................................      5,985,000             5,849,919
(b) North Central Texas Health Facility Development Corp. Revenue,
     Children's Medical Center Dallas, Refunding,
     AMBAC Insured, 5.25%, 8/15/24 ..............................................     19,335,000            19,033,954
  Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
     Refunding, Series A,
     5.60%, 4/01/18 .............................................................      4,500,000             1,350,000
  Port Corpus Christi IDC Revenue, Valero, Refunding,
     Series B, 5.40%, 4/01/18 ...................................................      4,000,000             3,855,080
     Series C, 5.40%, 4/01/18 ...................................................      6,000,000             5,782,620
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding,
     5.65%, 12/01/22  13,000,000  12,230,010
  Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of
     Oklahoma, Central Power and
     Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 .........................      5,000,000             5,404,550
  Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA
     Insured, 6.10%, 4/01/18 ....................................................      4,000,000             4,383,440
  San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ....      1,250,000             1,332,338
  San Antonio Water Revenue,
     MBIA Insured, 6.50%, 5/15/10 ...............................................      2,620,000             2,676,802
     MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 .................................        175,000               188,900
     senior lien, MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ....................      1,440,000             1,471,219
     Systems, Refunding, FSA Insured, 5.00%, 5/15/25 ............................      5,000,000             4,808,150
  Tarrant County Health Facilities Development Corp. Health Services Revenue, Health
     Resources System, Series A,
     MBIA Insured, 5.00%, 2/15/26 ...............................................     10,000,000             9,340,200
  Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ...      2,500,000             2,568,150
  Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 .................      3,125,000             3,266,969
  Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical
     Center Project,
     Series A, MBIA Insured, 5.50%, 11/01/17 ....................................      1,735,000             1,796,332
     Series D, FSA Insured, 5.375%, 11/01/27 ....................................     14,040,000            14,010,937
                                                                                                         -------------
                                                                                                           372,790,325
                                                                                                         -------------
  US TERRITORIES 2.1%
  District of Columbia GO,
     Pre-Refunded, Series A, FSA Insured, 5.375%, 6/01/24 .......................      1,420,000             1,564,769
     Series A, FSA Insured, 5.375%, 6/01/24 .....................................      3,580,000             3,619,201
     Series E, MBIA Insured, 6.00%, 6/01/13 .....................................      1,230,000             1,289,803
     Series E, MBIA Insured, 6.00%, 6/01/13 .....................................      2,355,000             2,479,603
     Series E, MBIA Insured, Pre-Refunded, 6.00%, 6/01/13 .......................        415,000               441,377
  District of Columbia Revenue, Catholic University of America, Connie Lee Insured,
     Pre-Refunded, 6.45%, 10/01/23 ..............................................      5,265,000             5,690,886
  District of Columbia Tobacco Settlement Financing Corp. Revenue,
     Asset Backed Bonds, 6.50%, 5/15/33 .........................................     35,000,000            35,947,800
  Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ............................................................        325,000               339,453
     6.70%, 10/01/23 ............................................................      1,000,000             1,041,480
  Guam Government Limited Obligation Highway Revenue, Refunding, Series A,
     FSA Insured, 6.30%, 5/01/12 ................................................        280,000               285,600


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  US TERRITORIES (CONT.)
  Puerto Rico Commonwealth GO,
     AMBAC Insured, 5.40%, 7/01/25 ..............................................      $ 250,000         $     255,363
     Pre-Refunded, 6.50%, 7/01/23 ...............................................        250,000               276,023
     Public Improvement, Refunding, 5.75%, 7/01/17 ..............................        250,000               281,875
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
     5.50%, 7/01/26 .............................................................      1,150,000             1,165,479
     5.00%, 7/01/36 .............................................................     59,000,000            57,211,120
     5.50%, 7/01/36 .............................................................      7,000,000             7,172,760
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation
     Revenue, Series A,
     5.00%, 7/01/38 .............................................................      2,500,000             2,383,525
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
     Refunding,
     7.875%, 10/01/04 ...........................................................      1,735,000             1,746,642
  Puerto Rico Electric Power Authority Revenue,
     Series R, Pre-Refunded, 6.25%, 7/01/17 .....................................        100,000               102,288
     Series T, 5.50%, 7/01/20 ...................................................        400,000               403,532
     Series X, 5.50%, 7/01/25 ...................................................        200,000               201,540
  Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
     First Portfolio,
     6.25%, 4/01/29 .............................................................        130,000               134,648
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
     Financing Authority Revenue,
     PepsiCo Inc. Project, 6.25%, 11/15/13 ......................................        350,000               363,041
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority
     Industrial Revenue,
     Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...............................        850,000               814,428
     Teacher's Retirement System Revenue Series B, 5.50%, 7/01/21 ...............        250,000               255,213
  Puerto Rico PBA Revenue,
     Guaranteed, Government Facilities, Series D, 5.25%, 7/01/27 ................     12,000,000            11,999,160
     Public Education and Health Facilities , Refunding, Series M, 5.75%, 7/01/15        900,000               933,669
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ....        285,000               287,767
  Virgin Islands PFA Revenue, sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%,
     10/01/02 ...................................................................      1,700,000             1,718,836
     10/01/03 ...................................................................      1,850,000             1,906,906
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 ............................................................      1,400,000             1,431,122
     5.50%, 10/01/22 ............................................................      5,000,000             5,003,050
     5.625%, 10/01/25 ...........................................................      1,900,000             1,919,532
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
     5.30%, 7/01/18 .............................................................        500,000               496,745
                                                                                                         -------------
                                                                                                           151,164,236
                                                                                                         -------------
  UTAH .7%
  Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project, Refunding,
     Series A, 7.50%, 2/01/10 ...................................................      5,050,000             5,217,307
  Intermountain Power Agency Power Supply Revenue,
     Refunding, ETM, 6.15%, 7/01/14 .............................................     16,225,000            18,009,426
     Series A, 6.15%, 7/01/14 ...................................................      8,775,000             9,484,985
  Salt Lake County College Revenue, Westminster College Project,
     5.70%, 10/01/17 ............................................................      1,000,000             1,018,730
     5.75%, 10/01/27 ............................................................      1,000,000               997,290
     5.625%, 10/01/28 ...........................................................      3,305,000             3,257,871


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  UTAH (CONT.)
  South Jordan Sales Tax Revenue, AMBAC Insured, 5.20%, 8/15/26 .................    $ 4,770,000         $   4,789,271
  Utah State GO, Refunding, Series B, MBIA Insured, 4.50%, 7/01/07 ..............      1,500,000             1,574,535
  Utah State HFA,
     Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 ..........................      2,945,000             3,002,133
     SFM, Refunding, 6.80%, 1/01/12 .............................................        135,000               137,947
     SFM, Series B, 6.55%, 7/01/19 ..............................................        815,000               844,527
     SFM, Series B, 6.55%, 7/01/26 ..............................................      1,985,000             2,053,205
     SFM, Series C-1, 6.80%, 7/01/12 ............................................        100,000               102,180
     SFM, Series E-1, 6.65%, 7/01/20 ............................................        550,000               569,674
                                                                                                         -------------
                                                                                                            51,059,081
                                                                                                         -------------
  VERMONT .3%
  Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen
     Health, Series A, AMBAC
     Insured, 6.125%, 12/01/27 ..................................................     13,000,000            14,113,450
  Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ..................................      7,560,000             7,817,947
                                                                                                         -------------
                                                                                                            21,931,397
                                                                                                         -------------
  VIRGINIA .5%
  Danville IDA, Hospital Revenue,
     Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24     5,840,000             6,449,754
     Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 ......       5,885,000             6,499,453
  Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project,
     Pre-Refunded,
     6.00%, 8/01/15 .............................................................      7,250,000             7,957,310
  Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
     5.125%, 7/01/18 ............................................................      2,000,000             2,019,120
  Virginia State HDA Commonwealth Mortgage Revenue, Series H, Subseries H-1,
     MBIA Insured, 5.35%, 7/01/31 10,000,000 9,999,900
  Virginia State Public School Authority GO, Series B, Pre-Refunded, 6.00%, 8/01/05      190,000               208,364
  Virginia State Public School Authority Revenue, School Financing, Refunding,
     Series A, 5.25%, 8/01/06 ...................................................      2,500,000             2,709,000
                                                                                                         -------------
                                                                                                            35,842,901
                                                                                                         -------------
  WASHINGTON 3.5%
  Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ..........................        100,000               105,855
  Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ..................        100,000               105,817
  Bellingham Housing Authority Revenue,
     Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 .....................        200,000               222,012
     Pacific Rim and Cascade Meadows Project, Refunding,
     MBIA Insured, 5.20%, 11/01/27 ..............................................        200,000               195,036
  Chelan County PUD No. 1,
     Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 ........      5,000,000             4,942,450
     Consolidated Revenue, Chelan Hydroelectric Division I Project, Series A, FSA
     Insured, 5.25%, 7/01/33 ....................................................        200,000               192,858
  Clark County PUD No. 1 Generating Systems Revenue, FSA Insured, 5.50%, 1/01/25      15,015,000            15,303,738
  Clark County PUD No. 1, Generating System Revenue,
     FGIC Insured, ETM, 6.00%, 1/01/08 ..........................................        200,000               223,722
  Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 .....................        200,000               221,668
  Conservation and Renewable Energy System Revenue, Washington Conservation Project,
     6.50%, 10/01/14 ............................................................        400,000               439,564
  Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15       100,000               107,666
  Energy Northwest Electric Revenue, Columbia Generating, Refunding, Series B,
     FSA Insured, 5.35%, 7/01/18 ................................................     11,500,000            11,761,625
  Federal Way GO, Refunding, 5.85%, 12/01/21 ....................................        100,000               102,198
  Grant County PUD No. 002, Wanapum Hydro Electric Revene, Refunding, Second Series,
     Series A, MBIA Insured,
     5.20%, 1/01/23 .............................................................        250,000               249,355
  Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding, Series D,
     FSA Insured, 5.20%, 1/01/23 ................................................      6,000,000             5,984,520


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  WASHINGTON (CONT.)
  Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue, Second Series,
     Series B, MBIA Insured,
     5.875%, 1/01/26 ............................................................      $ 100,000         $     103,861
  King County GO,
     Sewer District, 5.875%, 1/01/15 ............................................        100,000               106,918
     Sewer, Refunding, Series C, 6.25%, 1/01/32 .................................      8,715,000             9,464,577
  King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 .        175,000               179,986
  King County School District No. 400 GO, Mercer Island, 5.90%, 12/01/15 ........        100,000               110,484
  King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 ..        100,000               109,262
  King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .......        200,000               220,778
  Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue,
     6.00%, 10/01/24 ............................................................        200,000               200,406
  Pierce County EDC, Solid Waste Revenue,
     Occidental Petroleum Corp., 5.80%, 9/01/29 .................................      4,375,000             4,129,081
     Steilacoom, Refunding, 6.60%, 8/01/22 ......................................     32,480,000            33,225,091
  Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 .......      2,000,000             2,229,520
  Pierce County Sewer Revenue, 5.70%, 2/01/17 ...................................        100,000               103,008
  Pilchuck Development Public Corp. Special Facilities Airport Revenue,
     Tramco Project, B.F. Goodrich,
     6.00%, 8/01/23 .............................................................        800,000               783,000
  Port of Seattle Revenue, Series B,
     6.00%, 11/01/17 ............................................................        180,000               183,695
     Pre-Refunded, 6.00%, 11/01/17 ..............................................         20,000                20,411
  Port Seattle Revenue, Refunding, Series A, FGIC Insured, 5.00%, 4/01/31 .......     15,000,000            14,252,400
  Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ........................      3,210,000             3,494,888
  Seattle Housing Authority Low Income Housing Assistance Revenue, Kin On Project,
     7.40%, 11/20/36 ............................................................         99,000               110,021
  Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ....................     10,000,000            10,013,100
  Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ...................        300,000               291,537
  Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ............................        100,000               108,513
  Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ............        200,000               207,828
  Snohomish County PUD No. 1 Electric Revenue, Generation System, Refunding,
     FGIC Insured, 6.00%, 1/01/18 ...............................................        200,000               209,360
  Snohomish County PUD No. 1 Water Revenue, 5.85%, 11/01/17 .....................        100,000               100,000
  Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ................................      7,000,000             8,240,400
  Spokane County GO, Refunding, 6.00%, 12/01/14 .................................        130,000               141,967
  Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14 ..        100,000               100,216
  Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ...................................        100,000               109,009
  Tacoma Electric System Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 .......        200,000               216,062
  Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ...........................        300,000               307,695
  Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ...        100,000               113,121
  Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
     5.25%, 6/01/33 .............................................................      9,770,000             9,636,933
     5.125%, 6/01/22 ............................................................      2,925,000             2,901,337
  University of Washington Alumni Association Lease Revenue, Medical Center
     Roosevelt II, FSA Insured,
     6.30%, 8/15/14 .............................................................      4,500,000             4,922,685
  Washington State GO,
     Motor Vehicle Fuel Tax, Refunding, Series 1995D, DD-15 and R-95C, 6.00%, 9/01/20    240,000               256,111
     Series C, 5.50%, 7/01/11 ...................................................      1,000,000             1,096,360
     Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 .....................     10,120,000            10,011,109


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  WASHINGTON (CONT.)
  Washington State Health Care Facilities Authority Revenue,
     Children's Hospital and Regional Medical Center, FSA Insured, 5.00%, 10/01/28     $ 600,000             $ 566,406
     Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 .....................        250,000               242,540
     Providence Services, MBIA Insured, 5.50%, 12/01/26 .........................      6,000,000             6,069,180
  Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran
     University Project, Refunding,
     Connie Lee Insured, 5.70%, 11/01/26 ........................................        200,000               205,674
  Washington State Housing Finance Commission SF Program,
     Series 1A-1, GNMA Secured, 6.25%, 6/01/16 ..................................         90,000                93,537
     Series 1A-3, GNMA Secured, 6.15%, 12/01/15 .................................        200,000               206,942
     Series 2N, GNMA Secured, 6.05%, 12/01/16 ...................................         85,000                88,565
     Series 3A, GNMA Secured, 5.75%, 12/01/28 ...................................        160,000               161,750
  Washington State Housing Finance Commission SFMR, MBS Program, Series A,
     GNMA Secured, FNMA Insured,
     7.05%, 7/01/22 .............................................................         15,000                15,523
  Washington State Public Power Supply System Revenue,
     Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 .................     35,355,000            37,675,702
     Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ...      1,310,000             1,346,287
     Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ...     18,655,000            19,144,507
     Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 .................     18,330,000            19,488,798
     Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 .................      7,700,000             8,792,784
     Nuclear Project No. 2, Series A, 6.25%, 7/01/12 ............................      3,200,000             3,288,640
                                                                                                         -------------
                                                                                                           255,555,649
                                                                                                         -------------
  WEST VIRGINIA .6%
  Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
     6.50%, 4/01/25 .............................................................      3,500,000             3,571,750
     Refunding, 5.40%, 5/01/25 ..................................................     10,000,000             9,250,200
  Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 .............      1,000,000               930,200
  Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 ........................      2,400,000             2,642,856
  West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ...............     10,000,000             9,931,500
(c) West Virginia State Hospital Finance Authority Hospital Revenue, Logan General
     Hospital Project, Refunding and
     Improvement, 7.25%, 7/01/20 ................................................      7,000,000             4,257,890
  West Virginia State Housing Development Fund, Housing Finance, Series D,
     7.00%, 5/01/17 .............................................................      6,000,000             6,212,880
     7.05%, 11/01/24 ............................................................      9,000,000             9,306,360
                                                                                                         -------------
                                                                                                            46,103,636
                                                                                                         -------------
  WISCONSIN 1.2%
  Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ....................      2,200,000             2,246,838
  Madison Industrial IDR, Madison Gas and Electric Co. Project, Series A,
     6.75%, 4/01/27 .............................................................      4,220,000             4,319,128
  Wisconsin Housing and EDA, Homeownership Revenue,
     Refunding, Series A, 6.10%, 11/01/10 .......................................      9,190,000             9,694,072
     Series 1, 6.75%, 9/01/15 ...................................................      8,895,000             9,087,933
     Series 1, 6.75%, 9/01/17 ...................................................      2,585,000             2,640,810
     Series A, 6.90%, 3/01/16 ...................................................      1,985,000             2,079,546
     Series A, 6.45%, 3/01/17 ...................................................      4,970,000             5,147,827
     Series B, 7.05%, 11/01/22 ..................................................      3,000,000             3,078,810


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  WISCONSIN (CONT.)
  Wisconsin State GO,
     Refunding, Series 2, 5.40%, 5/01/04 ........................................      $ 700,000             $ 738,556
     Series B, 5.00%, 5/01/08 ...................................................      2,000,000             2,130,880
  Wisconsin State Health and Educational Facilities Authority Revenue,
     Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ......     21,050,000            21,125,359
     Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 .....................      1,500,000             1,434,330
     Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 .....................      1,000,000               935,960
     Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 .................      6,500,000             7,083,115
     Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 .................      7,500,000             8,119,425
  Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ....      1,500,000             1,639,050
  Wisconsin State Transportation Revenue, Series A, MBIA Insured, 5.00%, 7/01/07       3,000,000             3,210,660
                                                                                                         -------------
                                                                                                            84,712,299
                                                                                                         -------------
  WYOMING .2%
  Wyoming CDA,
     Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ......................     10,665,000            10,954,448
     MFMR, Series A, 6.95%, 6/01/24 .............................................      3,460,000             3,531,795
     MFMR, Series A, Pre-Refunded, 6.90%, 6/01/12 ...............................      1,200,000            1,225,080
                                                                                                         -------------
                                                                                                            15,711,323
                                                                                                         -------------
  TOTAL BONDS ...................................................................                        6,837,751,970
                                                                                                         -------------
  ZERO COUPON/STEP-UP BONDS 3.9%
  Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
     Memorial Hospital Project,
     Series A, Connie Lee Insured, 12/01/22 .....................................     11,040,000             9,333,106
  Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 ......................      1,435,000               855,647
  Coldwater Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ..............      5,935,000             2,491,988
  Colorado Springs Airport Revenue, Series C,
     1/01/03 ....................................................................      1,660,000             1,627,115
     1/01/05 ....................................................................      1,610,000             1,450,835
     1/01/07 ....................................................................      1,675,000             1,355,042
     1/01/08 ....................................................................        800,000               609,584
     1/01/11 ....................................................................      1,450,000               919,402
  Cook County GO,
     Community Consolidated School District No. 54, Schaumburg Township, Series B,
     FGIC Insured,
     Pre-Refunded, 1/01/08 ......................................................      4,800,000             3,459,504
     Community Consolidated School District No. 54, Schaumburg Township, Series B,
     FGIC Insured,
     Pre-Refunded, 1/01/09 ......................................................      4,380,000             2,951,200
     Community Consolidated School District No. 54, Schaumburg Township, Series B,
     FGIC Insured,
     Pre-Refunded, 1/01/10 ......................................................      5,760,000             3,637,037
     Community Consolidated School District No. 54, Schaumburg Township, Series B,
     FGIC Insured,
     Pre-Refunded, 1/01/07 ......................................................      3,505,000             2,699,586
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, AMBAC Insured,
     1/01/25 ....................................................................      3,080,000               873,303
     1/01/26 ....................................................................      3,815,000             1,016,163
     1/01/27 ....................................................................      3,000,000               755,610
     1/01/28 ....................................................................     13,315,000             3,163,378
     1/01/29 ....................................................................      8,410,000             1,879,467


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON/STEP-UP BONDS (CONT.)
  District of Columbia Revenue, Capital Appreciation, Georgetown University,
     MBIA Insured, 4/01/22 ......................................................    $12,870,000         $   4,168,207
     MBIA Insured, 4/01/23 ......................................................     14,160,000             4,301,666
     Series A, MBIA Insured,04/01/20 ............................................      8,860,000             3,270,935
  Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien,
     AMBAC Insured,
     10/01/23 ...................................................................      5,000,000             1,522,950
     10/01/24 ...................................................................      3,000,000               860,670
  Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/24 ...................................     65,000,000            17,132,700
     Convertible Capital Appreciation, Refunding, 1/15/23 .......................     35,000,000            22,662,850
  Harrison Community Schools GO, AMBAC Insured, 5/01/20 .........................      6,000,000             2,164,200
  Hays Consolidated ISD, Capital Appreciation,
     8/15/19 ....................................................................      5,285,000             1,971,094
     8/15/21 ....................................................................      8,420,000             2,748,793
     8/15/22 ....................................................................      8,470,000             2,585,976
  Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
     8/15/07 ....................................................................      1,640,000             1,339,355
     8/15/08 ....................................................................      4,505,000             3,490,970
     8/15/09 ....................................................................      4,580,000             3,357,232
     8/15/10 ....................................................................      4,620,000             3,208,590
     8/15/13 ....................................................................      6,825,000             3,996,379
     8/15/14 ....................................................................      6,860,000             3,785,142
     8/15/16 ....................................................................      7,005,000             3,393,082
     8/15/17 ....................................................................      7,115,000             3,241,807
  Kentucky Economic Development Finance Authority Health System Revenue, Norton
     Healthcare Inc., Refunding,
     Series B, MBIA Insured,10/01/18 ............................................     10,000,000             4,157,600
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
     Series C, zero cpn. to 10/01/05,
     6.05% thereafter, 10/01/19, MBIA Insured, ..................................     11,080,000             9,544,090
     6.10% thereafter, 10/01/21, MBIA Insured, ..................................      8,925,000             7,573,220
     6.15% thereafter, 10/01/23, MBIA Insured, ..................................     16,945,000            14,452,052
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
     Capital Appreciation, Series A, FGIC Insured, 6/15/09 ......................      9,510,000             7,001,220
     Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, ETM, 6/15/09 ...      1,490,000             1,101,527
     McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 .........      8,000,000             5,583,600
     McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/11 .........      9,690,000             6,406,834
     McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/12 .........        250,000               258,150
     McCormick Place Expansion Project, Series A, FGIC Insured,
     Pre-Refunded, 6/15/12 ......................................................     11,550,000            12,199,572
     McCormick Place Exposition, Series A, FGIC Insured, 6/15/08 ................      7,185,000             5,595,462
     McCormick Place Exposition, Series A, FGIC Insured, ETM, 6/15/08 ...........      1,315,000             1,025,306
  Miami-Dade County Special Obligation, sub. lien, Series B,
     MBIA Insured, 10/01/34 .....................................................      5,500,000               856,735
  Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ..      5,250,000             4,202,520
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     Refunding, Series A, 1/15/21 ...............................................     50,000,000            35,021,500
     senior lien, ETM, 1/01/23 ..................................................      7,000,000             2,218,300


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON/STEP-UP BONDS (CONT.)
  Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
     12/01/07 ...................................................................    $   490,000         $     349,434
     12/01/08 ...................................................................      2,530,000             1,680,477
     12/01/09 ...................................................................      4,080,000             2,526,050
     12/01/10 ...................................................................      5,630,000             3,248,848
  University of Illinois Revenues, AMBAC Insured, 4/01/10 .......................     14,250,000            10,036,703
  Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
     Refunding, Series B, 7/01/12                                                      6,400,000             3,936,768
     Refunding, Series B, 7/01/13 ...............................................     11,000,000             6,373,510
     Refunding, Series B, 7/01/14 ...............................................      2,550,000             1,417,035
     Series B, 7/01/14 ..........................................................     12,450,000             6,845,010
                                                                                                         -------------
  TOTAL ZERO COUPON/STEP-UP BONDS ...............................................                          281,892,088
                                                                                                         -------------
  TOTAL LONG TERM INVESTMENTS (COST $6,900,359,107) .............................                        7,119,644,058
                                                                                                         -------------
(a) SHORT-TERM INVESTMENTS .7%
 CALIFORNIA
  Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put,
     1.65%, 8/01/30 .............................................................      1,400,000             1,400,000
                                                                                                         -------------
  MICHIGAN .1%
  Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project,
     Refunding, Series C,
     Daily VRDN and Put, 1.65%, 12/01/23 ........................................      3,220,000             3,220,000
  Northern Michigan University Revenue, FGIC Insured, Daily VRDN and Put,
     1.70%, 6/01/31 .............................................................      2,000,000             2,000,000
                                                                                                         -------------
                                                                                                             5,220,000
                                                                                                         -------------
  NEW YORK .5%
  Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN
     and Put, 1.65%, 5/01/33 ....................................................      4,300,000             4,300,000
  New York City GO,
     Refunding, Series H, FSA Insured, Daily VRDN and Put, 1.65%, 8/01/19 .......      2,600,000             2,600,000
     Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
          1.65%, 8/01/14 ........................................................      5,300,000             5,300,000
     Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
          1.65%, 8/01/21 ........................................................      4,400,000             4,400,000
     Series H, Sub Series H-3, Daily VRDN and Put, 1.65%, 8/01/22 ...............      3,000,000             3,000,000
     Series H, Sub Series H-3, Daily VRDN and Put, 1.65%, 8/01/23 ...............      1,600,000             1,600,000
     Sub Series A-7, Daily VRDN and Put, 1.65%, 8/01/20 .........................      1,500,000             1,500,000
     Sub Series A-7, Daily VRDN and Put, 1.65%, 8/01/21 .........................      1,000,000             1,000,000
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series C, FGIC Insured, Daily VRDN and Put, 1.65%, 6/15/22 .................      1,600,000             1,600,000
     Series C, FGIC Insured, Daily VRDN and Put, 1.65%, 6/15/23 .................      2,900,000             2,900,000
     Series G, FGIC Insured, Daily VRDN and Put, 1.65%, 6/15/24 .................      5,000,000             5,000,000
  New York City Transitional Finance Authority Revenue, Future Tax Secured, Series C,
     Daily VRDN and Put,
     1.65%, 5/01/28 .............................................................      2,600,000             2,600,000
                                                                                                         -------------
                                                                                                            35,800,000
                                                                                                         -------------
  OREGON
  Multnomah County Higher Educational Revenue, Concordia University Portland Project,
      Daily VRDN and Put,
      1.70%, 12/01/29 ...........................................................      1,500,000             1,500,000
                                                                                                         -------------


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                      PRINCIPAL
                                                                                      AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------------
(a) SHORT-TERM INVESTMENTS (CONT.)
  WYOMING .1%
  Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put,
     1.70%, 8/15/20 .............................................................    $11,000,000        $   11,000,000
                                                                                                        --------------
  TOTAL SHORT-TERM INVESTMENTS (COST $54,920,000) ...............................                           54,920,000
                                                                                                        --------------
  TOTAL INVESTMENTS (COST $6,955,279,107) 98.8% .................................                        7,174,564,058
  OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................                           84,040,274
                                                                                                        --------------
  NET ASSETS 100.0% .............................................................                       $7,258,604,332
                                                                                                        --------------



See Glossary of terms on page 59.

(a) Variable rate demand notes (VRNDs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.




                       See notes to financial statements.
58

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)




GLOSSARY OF TERMS
-------------------------------------------------------------------------------
AMBAC  -American Municipal Bond Assurance Corp.
BIG    -Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    -Community Development Authority/Agency
COP    -Certificate of Participation
CRDA   -Community Redevelopment Authority/Agency
EDA    -Economic Development Authority
EDC    -Economic Development Corp.
EDR    -Economic Development Revenue
ETM    -Escrow to Maturity
FGIC   -Financial Guaranty Insurance Co.
FHA    -Federal Housing Authority/Agency
FI/GML -Federally Insured or Guaranteed Mortgage Loans
FNMA   -Federal National Mortgage Association
FSA    -Financial Security Assistance
GNMA   -Government National Mortgage Association
GO     -General Obligation
HDA    -Housing Development Authority/Agency
HFA    -Housing Finance Authority/Agency
HFAR   -Housing Finance Authority/Agency Revenue
HFC    -Housing Finance Corp.
HMR    -Home Mortgage Revenue
IDA    -Industrial Development Authority/Agency
IDAR   -Industrial Development Authority/Agency Revenue
IDB    -Industrial Development Board
IDBR   -Industrial Development Board Revenue
IDC    -Industrial Development Corp.
IDR    -Industrial Development Revenue
ISD    -Independent School District
LP     -Limited Partnership
MBIA   -Municipal Bond Investors Assurance Corp.
MBS    -Mortgage Backed Securities
MF     -Multi-Family
MFHR   -Multi-Family Housing Revenue
MFMR   -Multi-Family Mortgage Revenue
MFR    -Multi-Family Revenue
MTA    -Metropolitan Transit Authority
PBA    -Public Building Authority
PCR    -Pollution Control Revenue
PFA    -Public Finance Authority
PUD    -Public Utility District
RDA    -Redevelopment Authority/Agency
RDAR   -Redevelopment Authority/Agency Revenue
RMR    -Residential Mortgage Revenue
SF     -Single Family
SFHR   -Single Family Housing Revenue
SFM    -Single Family Mortgage
SFMR   -Single Family Mortgage Revenue
USD    -Unified School District
VRDN   -Variable Rate Demand Notes

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002

Assets:
 Investments in securities:
  Cost .................................................................................   $6,955,279,107
                                                                                           --------------
  Value ................................................................................    7,174,564,058
 Receivables:
  Investment securities sold ...........................................................        5,569,979
  Capital shares sold ..................................................................       10,889,307
  Interest .............................................................................      121,278,129
                                                                                           --------------
      Total assets .....................................................................    7,312,301,473
                                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................       39,949,998
  Capital shares redeemed ..............................................................        7,165,042
  Affiliates ...........................................................................        3,810,355
  Shareholders .........................................................................        2,304,167
 Distributions to shareholders .........................................................            6,938
 Funds advanced by custodian ...........................................................          145,060
 Other liabilities .....................................................................          315,581
                                                                                           --------------
      Total liabilities ................................................................       53,697,141
                                                                                           --------------
       Net assets, at value ............................................................   $7,258,604,332
                                                                                           --------------
Net assets consist of:
 Undistributed net investment income ...................................................   $    2,317,242
 Net unrealized appreciation ...........................................................      219,284,951
 Accumulated net realized loss .........................................................      (30,275,610)
 Capital shares ........................................................................    7,067,277,749
                                                                                           --------------
       Net assets, at value ............................................................   $7,258,604,332
                                                                                           --------------
CLASS A:
 Net asset value per share ($6,633,280,921 / 561,490,744 shares outstanding)(a) ........           $11.81
                                                                                           --------------
 Maximum offering price per share ($11.81 / 95.75%) ....................................           $12.33
                                                                                           --------------
CLASS B:
 Net asset value and maximum offering price per share ($220,757,413 / 18,698,660
    shares outstanding)(a) .............................................................           $11.81
                                                                                           --------------
CLASS C:
 Net asset value per share ($320,087,001 / 27,107,387 shares outstanding)(a) ...........           $11.81
                                                                                           --------------
 Maximum offering price per share ($11.81 / 99.00%) ....................................           $11.93
                                                                                           --------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($84,478,997 / 7,147,936
    shares outstanding) ................................................................           $11.82
                                                                                           --------------


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002


Investment income:
 Interest ...................................................   $411,569,586
                                                                ------------
Expenses:
 Management fees (Note 3) ...................................     32,255,396
 Distribution fees (Note 3)
  Class A ...................................................      5,563,515
  Class B ...................................................      1,130,071
  Class C ...................................................      1,854,218
 Transfer agent fees (Note 3) ...............................      3,338,925
 Custodian fees .............................................         64,996
 Reports to shareholders ....................................        239,406
 Registration and filing fees ...............................        283,242
 Professional fees ..........................................         66,867
 Directors' fees and expenses ...............................        122,681
 Other ......................................................        211,038
                                                                ------------
      Total expenses ........................................     45,130,355
                                                                ------------
       Net investment income ................................    366,439,231
                                                                ------------
Realized and unrealized gains:
 Net realized gain from investments .........................     11,330,018
 Net unrealized appreciation on investments .................     10,447,359
                                                                ------------
Net realized and unrealized gain ............................     21,777,377
                                                                ------------
Net increase in net assets resulting from operations ........   $388,216,608
                                                                ------------



                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001

                                                                                 2002            2001
                                                                            ------------------------------
Increase in net assets:
 Operations:
  Net investment income ................................................    $ 366,439,231   $ 367,159,903
  Net realized gain from investments ...................................       11,330,018       5,497,147
  Net unrealized appreciation on investments ...........................       10,447,359     202,013,177
                                                                           ------------------------------
      Net increase in net assets resulting from operations .............      388,216,608     574,670,227
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................     (344,780,072)   (354,181,418)
   Class B .............................................................       (7,926,518)     (4,293,765)
   Class C .............................................................      (13,148,031)    (10,689,979)
   Advisor Class .......................................................         (407,063)             --
                                                                           ------------------------------
 Total distributions to shareholders ...................................     (366,261,684)   (369,165,162)
 Capital share transactions: (Note 2)
   Class A .............................................................      180,422,477     (86,183,707)
   Class B .............................................................      100,374,219      52,201,052
   Class C .............................................................       77,543,257      35,879,125
   Advisor Class .......................................................       83,616,410              --
                                                                           ------------------------------
 Total capital share transactions ......................................      441,956,363       1,896,470
      Net increase in net assets .......................................      463,911,287     207,401,535
Net assets
 Beginning of year .....................................................    6,794,693,045   6,587,291,510
                                                                           ------------------------------
 End of year ...........................................................   $7,258,604,332  $6,794,693,045
                                                                           ------------------------------
Undistributed net investment income included in net assets:
 End of year ...........................................................   $    2,317,242  $      690,252
                                                                           ------------------------------



                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but does not impact the net assets or the distributions of the Fund. Prior to May 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $2,297,230 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

The effect of this change for the year ended April 30, 2002 was to increase net investment income by $398,133, increase unrealized gains by $458,824, and decrease realized gains by $856,957. The per share effect of this change for the year ended April 30, 2002, was less than $.005. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 20, 2002, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2002, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, one hundred million were designated to Class B, and five hundred million were designated to Advisor Class. Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED APRIL 30,
                                                    --------------------------------------------------------
                                                                2002                         2001
                                                    --------------------------------------------------------
                                                        SHARES      AMOUNT           SHARES      AMOUNT
                                                    --------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................................   73,959,968 $ 878,078,025      65,466,951  $763,099,239
 Shares issued in reinvestment of distributions ..   12,591,514   149,167,645      12,897,807   149,860,717
 Shares redeemed .................................  (71,387,183) (846,823,193)    (85,958,611) (999,143,663)
                                                    --------------------------------------------------------
 Net increase (decrease) .........................   15,164,299 $ 180,422,477      (7,593,853) $(86,183,707)
                                                    --------------------------------------------------------

CLASS B SHARES:
 Shares sold .....................................    9,327,698 $ 110,796,358       4,857,973  $ 56,929,781
 Shares issued in reinvestment of distributions ..      366,683     4,342,064         197,540     2,300,308
 Shares redeemed .................................   (1,248,255)  (14,764,203)       (603,114)   (7,029,037)
                                                    --------------------------------------------------------
 Net increase ....................................    8,446,126 $ 100,374,219       4,452,399  $ 52,201,052
                                                    --------------------------------------------------------

CLASS C SHARES:
 Shares sold .....................................    9,768,319 $ 115,994,085       6,207,687  $ 72,731,222
 Shares issued in reinvestment of distributions ..      650,137     7,700,830         540,022     6,278,549
 Shares redeemed .................................   (3,896,144)  (46,151,658)     (3,705,832)  (43,130,646)
                                                    --------------------------------------------------------
 Net increase ....................................    6,522,312 $  77,543,257       3,041,877  $ 35,879,125
                                                    --------------------------------------------------------

ADVISOR CLASS:(a)
 Shares sold .....................................      172,211 $   2,019,659
 Shares issued on merger (Note 7) ................    8,057,649    94,274,488
 Shares issued in reinvestment of distributions ..          124         1,444
 Shares redeemed .................................   (1,082,048)  (12,679,181)
                                                    --------------------------
 Net increase ....................................    7,147,936 $  83,616,410
                                                    --------------------------

(a) For the period March 20, 2002 (effective date) to April 30, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE  MONTH-END NET ASSETS
--------------------------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $4,894,014 and $522,956, respectively.

The Fund paid transfer agent fees of $3,338,925 of which $2,450,924 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2002, the Fund had tax basis capital losses of $30,268,697 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 ..........................  $ 7,109,829
         2009 ..........................   23,158,868
                                          -----------
                                          $30,268,697
                                          -----------

At April 30, 2002, the cost of investments, net unrealized appreciation, undistributed tax-exempt income and undistributed long term capital gains for income tax purposes were as follows:

        Cost of investments ..........  $6,953,447,614
                                        -------------
        Unrealized appreciation ......  $ 296,305,526
        Unrealized depreciation ......    (75,189,082)
                                        -------------
        Net unrealized appreciation ..  $ 221,116,444
                                        -------------
        Undistributed tax-exempt income $     478,836
        Undistributed long term capital gains      --
                                        -------------
        Distributable earnings .......  $     478,836
                                        -------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

The tax character of distributions paid during the year ended April 30, 2002, were the same for financial statement and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of non-deductible merger expenses, and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2002 aggregated $1,339,469,050 and $895,536,867, respectively.


6. DEFAULTED SECURITIES

At April 30, 2002, the Fund held defaulted securities with a value aggregating $4,964,424 representing .07% of the Fund's net assets. For information as to the specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


7. MERGER

On March 28, 2002, the Fund acquired the net assets of the Fiduciary Trust International (FTI) Municipal Bond Fund pursuant to a plan of reorganization approved by FTI Municipal Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 8,057,649 Advisor Class shares of the Franklin Federal Tax-Free Income Fund (valued at $11.70) for the net assets of the FTI Municipal Bond Fund which aggregated $94,274,488, including $1,551,542 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Federal Tax-Free Income Fund immediately after the merger were $7,171,616,502.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Independent Auditors' Report


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Federal Tax-Free Income Fund (hereafter referred to as the "Fund") at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 6, 2002

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Tax Designation

Under section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the Fund's board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each director will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED  BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Director     Since 1982         105          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)      Director     Since 1982         133          Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                    company) and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (74)     Director     Since 1988         41           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public
Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the
Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)   Director     Since 1989         134          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)     Director     Since 1982         105          Director, The California Center for Land Recycling
One Franklin Parkway                                                    (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)     Director     Since 1992         133          Director, Martek Biosciences Corporation;
One Franklin Parkway                                                    WorldCom, Inc. (communications services);
San Mateo, CA 94403-1906                                                MedImmune, Inc. (biotechnology); Overstock.com
                                                                        (Internet services); and Spacehab, Inc. (aerospace
                                                                        services).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President,
National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                              NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION           TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)         Vice President     Vice President      33            None
One Franklin Parkway           and Director       since 1986
San Mateo, CA 94403-1906                          and Director
                                                  since 1994

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and
officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)      Chairman of        Chairman of        133            None
One Franklin Parkway           the Board          the Board
San Mateo, CA 94403-1906       and Director       since 1993
                                                  and Director
                                                  since 1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (61)  President          President         117             None
One Franklin Parkway           and Director       since 1993
San Mateo, CA 94403-1906                          and Director
                                                  since 1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                           LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION        TIME SERVED      BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (37) Vice President  Since 2000        Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

SHEILA AMOROSO (42)        Vice President  Since 2000        Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (41)    Vice President  Vice President    Not Applicable   None
One Franklin Parkway       and Chief       and Chief
San Mateo, CA 94403-1906   Financial       Financial Officer
                           Officer         since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)         Vice President  Since 2000        Not Applicable  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)      Vice President  Since 2000        Not Applicable  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                       PORTFOLIOS IN FUND
                                             LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION          TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)       Vice President    Since 1985    Not Applicable     None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice
President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (38)  Treasurer and     Since 2000    Not Applicable     None
One Franklin Parkway       Principal
San Mateo, CA 94403-1906   Accounting
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)     Vice President    Since 2000    Not Applicable     None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

THOMAS WALSH (40)          Vice President    Since 2000    Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-Ben (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund1
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           05/02

    [LOGO OMITTED]
FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK]
      INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906


ANNUAL REPORT
FRANKLIN FEDERAL TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Federal Tax-Free Income Fund prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 A2002 06/02
[GRAPHIC OMITTED]
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                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                 Please detach at perforation before mailing.



PROXY                         SPECIAL SHAREHOLDERS' MEETING OF
PROXY
           FRANKLIN TEXAS TAX-FREE INCOME FUND - FEBRUARY 6, 2003

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Texas Tax-Free Income Fund ("Texas Fund") that the undersigned is entitled to vote at the Texas Fund's Special Shareholders' Meeting to be held at One Franklin Parkway, San Mateo, CA 94403 at 10:00 a.m., Pacific time, on February 6, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting.


 YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FRANKLIN TAX-FREE TRUST ON BEHALF OF TEXAS FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF TEXAS FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN FEDERAL TAX-FREE INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

                             VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866/837-1888
                             CONTROL NUMBER: 999 9999 9999 999


                             NOTE: Please sign exactly as your name appears on
                                   proxy card.  All joint owners should sign.
                                   When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                   --------------------------------------------
                                   Signature

                                   --------------------------------------------
                                   Signature (if held jointly)

                                   --------------------------------------------
                                   Date

                                                                 YES  NO
                                   I PLAN TO ATTEND THE MEETING. []   []

                        (Continued on the other side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT









                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                 Please detach at perforation before mailing.






THE BOARD OF TRUSTEES UNAMINOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL
1.


PLEASE MARK VOTES AS IN THIS EXAMPLE: []

1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan")     FOR       AGAINST    ABSTAIN
between Franklin Tax-Free Trust on behalf of Texas Fund and Franklin Federal     []          []          []
Tax-Free Income Fund ("Federal Fund") that provides for (i) the acquisition of substantially all of the assets of Texas Fund by Federal Fund in exchange for shares of Federal Fund, (ii) the distribution of such shares to the shareholders of Texas Fund, and (iii) the complete liquidation and dissolution of Texas Fund.


2. To grant the proxyholders the authority to transact any other business, not   GRANT     WITHOLD    ABSTAIN
currently contemplated, that may properly come before the meeting.                []         []          []



           IMPORTANT:  PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY
           ----------

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENEVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.














                           STATEMENT OF ADDITIONAL INFORMATION
                                           FOR
                          FRANKLIN FEDERAL TAX-FREE INCOME FUND
                                 DATED NOVEMBER 25, 2002


                                      ACQUISITION OF
                                      THE ASSETS OF
                           FRANKLIN TEXAS TAX-FREE INCOME FUND,
                           A SERIES OF FRANKLIN TAX-FREE TRUST

                           BY AND IN EXCHANGE FOR SHARES OF THE
                          FRANKLIN FEDERAL TAX-FREE INCOME FUND

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Franklin Texas Tax-Free Income Fund for shares of Franklin Federal Tax-Free Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

        1. Statement of Additional Information of Franklin Federal Tax-Free Income Fund - Class A, B & C dated September 1, 2002.

        2. Statement of Additional Information of Franklin Texas Tax-Free Income Fund dated July 1, 2002.

        3. Annual Report of Franklin Texas Tax-Free Income Fund for the year ended February 28, 2002.

        4. Semi-Annual Report of Franklin Texas Tax-Free Income Fund for the six months ended August 31, 2002.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated November 25, 2002, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Federal Tax-Free Income Fund, One Franklin Parkway, San Mateo, CA 94403-1906.


















FRANKLIN FEDERAL TAX-FREE INCOME FUND

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2002

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks ..........................2
Officers and Directors ..............................6
Management and Other Services ......................11
Portfolio Transactions .............................13
Distributions and Taxes ............................14
Organization, Voting Rights and
 Principal Holders .................................16
Buying and Selling Shares ..........................16
Pricing Shares .....................................21
The Underwriter ....................................22
Performance ........................................24
Miscellaneous Information ..........................28
Description of Ratings .............................29


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;


o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;


o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.



GOAL, STRATEGIES AND RISKS
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Of course, there is no assurance that the Fund will meet its goal.

The Fund normally invests at least 80% of its total assets in securities that pay interest free from regular federal income taxes including the federal alternative minimum tax.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of the its officers, directors, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by the Fund in any such money market fund do not exceed
(A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Although the Fund must invest at least 80% of its assets in securities that pay interest free from regular federal income taxes, including the federal alternative minimum tax, the Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT THE FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH THE FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes:

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of directors.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES The Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, THE FUND MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH THE FUND'S GOALS AND OBJECTIVES.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

OFFICERS AND DIRECTORS
------------------------------------------------------------------------------
The Fund has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------
                                            NUMBER OF
                                           PORTFOLIOS
                                             IN FUND
 NAME, AGE AND     POSITION     LENGTH OF    COMPLEX          OTHER
    ADDRESS                    TIME SERVED  OVERSEEN   DIRECTORSHIPS HELD
                                            BY BOARD
                                             MEMBER*
---------------------------------------------------------------------------
FRANK H.         Director      Since 1982  105         None
ABBOTT, III
(81)

One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------
HARRIS J.        Director      Since 1982  133         Director, RBC
ASHTON (70)                                            Holdings, Inc.
One Franklin                                           (bank holding
Parkway                                                company) and Bar-S
San Mateo, CA                                          Foods (meat
94403-1906                                             packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

---------------------------------------------------------------------------
ROBERT F.        Director      Since 1998  41          None
CARLSON (74)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

---------------------------------------------------------------------------
S. JOSEPH        Director      Since 1989  134         None
FORTUNATO (70)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------
FRANK W.T.       Director      Since 1982  105         Director, The
LAHAYE (73)                                            California Center
One Franklin                                           for Land Recycling
Parkway                                                (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY,
Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------

GORDON S.        Director      Since 1992  133         Director, White
MACKLIN (74)                                           Mountains
One Franklin                                           Insurance Group,
Parkway                                                Ltd. (holding
San Mateo, CA                                          company); Martek
94403-1906                                             Biosciences
                                                       Corporation;
                                                       WorldCom, Inc.
                                                       (communications
                                                       services);
                                                       MedImmune, Inc.
                                                       (biotechnology);
                                                       Overstock.com
                                                       (Internet
                                                       services); and
                                                       Spacehab, Inc.
                                                       (aerospace
                                                       services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services)
(until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
---------------------------------------------------------------------------

                                             NUMBER OF
                                            PORTFOLIOS
                               LENGTH OF     IN FUND
                               TIME SERVED   OVERSEEN
 NAME, AGE AND  POSITION                     BY BOARD        OTHER
    ADDRESS                                   MEMBER*  DIRECTORSHIPS HELD
---------------------------------------------------------------------------
**HARMON E.     Director and   Director    33          None
BURNS (57)      Vice           since 1994
One Franklin    President      and Vice
Parkway                        President
San Mateo, CA                  since 1986
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------

**CHARLES B.    Director and   Director    133         None
JOHNSON (69)    Chairman of    since 1982
One Franklin    the Board      and
Parkway                        Chairman
San Mateo, CA                  of the
94403-1906                     Board
                               since
                               1993


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
**RUPERT H.     Director and   Director    117         None
JOHNSON, JR.    President      since 1982
(62)                           and
One Franklin                   President
Parkway                        since 1993
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

---------------------------------------------------------------------------
SHEILA AMOROSO  Vice President Since 2000  Not         None
(42)                                       Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

---------------------------------------------------------------------------
RAFAEL R.       Vice President Since 2000  Not         None
COSTAS, JR.                                Applicable
(37)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------

MARTIN L.       Vice           Vice        Not         None
FLANAGAN (42)   President and  President   Applicable
One Franklin    Chief          and Chief
Parkway         Financial      Financial
San Mateo, CA   Officer        Officer
94403-1906                     since 1995


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
DAVID P. GOSS   Vice President Since 2000  Not         None
(55)                                       Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------
BARBARA J.      Vice President Since 2000  Not         None
GREEN (54)                                 Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------
MICHAEL O.      Vice           Since May   Not         Director, FTI
MAGDOL (65)     President -    2002        Applicable  Banque, Arch
600 5th Avenue  AML Compliance                         Chemicals, Inc.
Rockefeller                                            and Lingnan
Center                                                 Foundation
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of the Franklin Resources Inc,; and officer of 40 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------
EDWARD V.       Vice President Since 1985  Not         None
MCVEY (65)                                 Applicable
26335 Carmel
Rancho Blvd.
Carmel, CA
93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.

---------------------------------------------------------------------------
KIMBERLEY       Treasurer and  Since 2000  Not         None
MONASTERIO (38) Principal                  Applicable
One Franklin    Accounting
Parkway         Officer
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------

MURRAY L.       Vice           Since 2000  Not         None
SIMPSON (65)    President and              Applicable
One Franklin    Secretary
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------
THOMAS WALSH    Vice President Since 2000  Not         None
(40)                                       Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Fund pays noninterested board members $1,100 per month plus $1,050 per meeting attended. Board members who serve on the audit committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.


                          TOTAL FEES     TOTAL FEES RECEIVED NUMBER OF BOARDS IN
                           RECEIVED         FROM FRANKLIN    FRANKLIN TEMPLETON
                        FROM THE FUND/1        TEMPLETON       INVESTMENTS ON
         NAME                 ($)          INVESTMENTS/2 ($) WHICH EACH SERVES/3
-------------------------------------------------------------------------------
Frank H. Abbott III         17,231             163,675                 28
Harris J. Ashton            18,824             359,404                 48
Robert F. Carlson           23,700              93,240                 12
S. Joseph Fortunato         17,399             352,380                 49
Frank W.T. LaHaye           16,181             154,197                 28
Gordon S. Macklin           18,824             353,221                 48

1. For the fiscal year ended April 30, 2002.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                                             FUNDS OVERSEEN BY
                                                            THE BOARD MEMBER IN
                                                               THE FRANKLIN
                               DOLLAR RANGE OF EQUITY         TEMPLETON FUND
NAME OF BOARD MEMBER            SECURITIES IN THE FUND           COMPLEX
-------------------------------------------------------------------------------
Frank H. Abbott, III                    None              Over $100,000
Harris J. Ashton                        None              Over $100,000
Robert F. Carlson                       None              Over $100,000
S. Joseph Fortunato                 $1 - $10,000          Over $100,000
Frank W.T. LaHaye                       None              Over $100,000
Gordon S. Macklin                       None              Over $100,000


INTERESTED BOARD MEMBERS
-------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                              SECURITIES IN ALL
                                                              FUNDS OVERSEEN BY
                                                            THE BOARD MEMBER IN
                                                                THE FRANKLIN
                               DOLLAR RANGE OF EQUITY         TEMPLETON FUND
NAME OF BOARD MEMBER           SECURITIES IN THE FUND             COMPLEX
-------------------------------------------------------------------------------
Harmon E. Burns                         None             Over $100,000
Charles B. Johnson                      None             Over $100,000
Rupert H. Johnson, Jr.                  None             Over $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Directors of the Fund: Frank H. Abbott, III, Robert F. Carlson, and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Directors of the Fund: Frank H. Abbott,III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye, and Gordon
S. Macklin.

The Fund's Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, in care of the Fund's address at:

P.O. Box 997151
Sacramento, CA 95899-9983

During the fiscal year ended April 30, 2002, the Audit Committee met three times and the Nominating Committee met once.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent directors, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of municipal debt funds as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Fund's primary objective of furnishing tax free income. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to municipal debt funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of municipal debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the Code of Ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the directors considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Fund's independent accountants. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets in excess of $100 million up to $250 million;
o 9/240 of 1% of the value of net assets in excess of $250 million up to $10 billion;
o 11/300 of 1% of the value of net assets in excess of $10 billion up to $12.5 billion;
o 7/200 of 1% of the value of net assets in excess of $12.5 billion up to $15 billion;
o 1/30 of 1% of the value of net assets in excess of $15 billion up to $17.5 billion;
o 19/600 of 1% of the value of net assets in excess of $17.5 billion up to $20 billion; and
o  3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:

                  MANAGEMENT FEES PAID ($)
-------------------------------------------------
2002                     32,255,396
2001                     30,299,506
2000                     31,729,190

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                 ADMINISTRATION FEES PAID ($)
 -------------------------------------------------
 2002                      5,891,453
 2001                      5,570,577
 2000                      5,843,074

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund did not pay any brokerage commissions.

As of April 30, 2002, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES
SALES and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and o You sell some or all of your original shares within 90 days of their purchase, and o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income is derived primarily from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for this deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a California corporation on January 7, 1982, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund began offering Advisor Class shares on March 20, 2002. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class A
o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class B
o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class C
o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has cumulative voting rights. For board member elections, this means the number of votes you will have is equal to the number of shares you own times the number of board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of August 2, 2002, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying Fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to 4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A or Class C shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 Year                               4
2 Years                              4
3 Years                              3
4 Years                              3
5 Years                              2
6 Years                              1
7 Years                              0


CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o   Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o   Redemptions through a systematic withdrawal plan set up before February
    1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:


                                                         AMOUNT RECEIVED IN
                                                          CONNECTION WITH
           TOTAL COMMISSIONS    AMOUNT RETAINED BY         REDEMPTIONS AND
              RECEIVED ($)       DISTRIBUTORS ($)          REPURCHASES ($)
 -------------------------------------------------------------------------------
 2002         $13,325,104            $840,753                  522,956
 2001           7,911,413             509,462                  276,836
 2000           8,017,453             495,571                  439,402

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan or, should Class A's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2002, the amounts paid by the Fund pursuant to the plan were:

                                                  ($)
-----------------------------------------------------
Advertising                                  147,567
Printing and mailing prospectuses
  other than to current shareholders          20,898
Payments to underwriters                      97,242
Payments to broker-dealers                 4,963,306
Other                                        318,291
                                        -------------
Total                                      5,547,304
                                        -------------


THE CLASS B AND C PLANS. The Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2002, were:

                                                  ($)
-----------------------------------------------------
Advertising                                  $15,571
Printing and mailing prospectuses
  other than to current shareholders             579
Payments to underwriters                      16,126
Payments to broker-dealers                 1,067,100
Other                                         28,267
                                        -------------
Total
                                           1,127,643
                                        -------------

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2002, were:

                                            ($)
-----------------------------------------------------
Advertising                             $28,146
Printing and mailing prospectuses
  other than to current shareholders      1,374
Payments to underwriters                 22,282
Payments to broker-dealers            1,747,061
Other                                    41,788
                                     ------------
Total                                 1,840,651
                                    -------------

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2002, were:

                 1 YEAR (%)       5 YEARS (%)               10 YEARS (%)
-----------------------------------------------------------------------------
Class A           1.24            4.59                      5.81

                                  SINCE INCEPTION
                 1 YEAR (%)       (1/1/99) (%)
-----------------------------------------------------------------------------
Class B           1.13            2.78

                                                            SINCE INCEPTION
                 1 YEAR (%)       5 YEARS (%)               (5/1/95) (%)
-----------------------------------------------------------------------------
Class C           3.08            4.71                      5.21

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2002, were:


                 1 YEAR (%)       5 YEARS (%)               10 YEARS (%)
-----------------------------------------------------------------------------
Class A          1.24             4.59                      5.81

                                  SINCE INCEPTION
                 1 YEAR (%)       (1/1/99) (%)
-----------------------------------------------------------------------------
Class B          1.13             2.78

                                                             SINCE
                 1 YEAR (%)       5 YEARS                   INCEPTION
                                                            (5/1/95) (%)
-----------------------------------------------------------------------------
Class C          3.08             4.70                      5.20


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATVD

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions)
n     =     number of years
ATV/D =     ending value of a hypothetical $1,000 payment made at the
            beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended April 30, 2002, were:

                 1 YEAR (%)       5 YEARS (%)               10 YEARS (%)
-----------------------------------------------------------------------------
Class A          2.75             4.77                      5.85

                                  SINCE INCEPTION
                 1 YEAR (%)       (1/1/99) (%)
-----------------------------------------------------------------------------
Class B          2.55             3.20

                                                              SINCE
                 1 YEAR (%)       5 YEARS                   INCEPTION
                                                           (5/1/95) (%)
-----------------------------------------------------------------------------
Class C          3.73             4.77                      5.22


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV/DR

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions and redemptions)
n     =     number of years
ATV/DR=     ending value of a hypothetical $1,000 payment made at the
            beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2002, were:

                 1 YEAR (%)       5 YEARS (%)               10 YEARS (%)
-----------------------------------------------------------------------------
Class A           1.24            25.18                     75.87

                                  SINCE INCEPTION
                 1 YEAR (%)       (1/1/99) (%)
-----------------------------------------------------------------------------
Class B           1.13            9.56

                                                            SINCE INCEPTION
                 1 YEAR (%)       5 YEARS (%)                (5/1/95) (%)
-----------------------------------------------------------------------------
Class C          3.08             25.85                     42.66



CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

The yields for the 30-day period ended April 30, 2001, were:

CLASS A (%)     CLASS B (%)   CLASS C (%)
---------------------------------------------
4.31            3.95          3.91

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(A-B + 1) - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended April 30, 2002, were:

CLASS A (%)     CLASS B (%)   CLASS C (%)
---------------------------------------------
7.02            6.43          6.37

As of April 30, 2002, the federal income tax rate upon which the taxable-equivalent yield quotations were based was 38.6%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended April 30, 2002, were:

CLASS A (%)     CLASS B (%)   CLASS C (%)
---------------------------------------------
 4.91           4.57          4.54

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal tax rate available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended April 30, 2002, were:

CLASS A (%)     CLASS B (%)   CLASS C (%)
---------------------------------------------
 8.00           7.44          7.39

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Lehman Brothers U.S. Universal Index is a composite index consisting of the Lehman U.S. Aggregate Index, the 144A Index, Non-ERISA CMBS
   Index, High Yield CMBS Index, U.S. High Yield Corporate Index and the dollar-denominated Emerging Markets Index.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $270 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 106 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2002, taxes could cost $45 on every $100 earned from a fully taxable investment (based on the combination of the new 38.6% federal tax rate and the highest state tax rate of 6.8% as of July 2002 (after the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

















FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION

JULY 1, 2002

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks.................................. 2
State and U.S. Territory Risks............................... 6
Officers and Trustees........................................12
Management and Other Services................................17
Portfolio Transactions.......................................19
Distributions and Taxes......................................20
Organization, Voting Rights and Principal Holders............22
Buying and Selling Shares....................................23
Pricing Shares...............................................28
The Underwriter..............................................29
Performance..................................................31
Miscellaneous Information....................................37
Description of Ratings.......................................38
State Tax Treatment..........................................40

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.





GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state.

Each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. In addition, each Fund normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money funds in Franklin Templeton Investments provided
i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


NON-FUNDAMENTAL INVESTMENT POLICIES

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION All of the Funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds' normally invest or the economies of the states and territories where the Funds' invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or
(iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------------------

STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the Prospectus.

ALABAMA. Alabama has experienced the slowdown felt by the national recession, although job diversification and constitutionally mandated trimming of the state budget have kept the state's future outlook stable. Alabama's business recruitment policies over the last decade have helped to grow and diversify employment throughout the state. These policies have brought in significant capital investments, helping offset losses in its textile, apparel and food processing sectors. Because of the diversification, small increases in the service, financial, real estate, and mining sectors have balanced declines in manufacturing and construction. Unemployment, though higher than 2000's level, has improved through February 2002 to 5.5% from December 2001's 6.0%. However, overall employment growth has currently slowed to a crawl. Manufacturing will remain a drag as Alabama recovers from recession, and the service sector will continue to be an area of growth for the state. Low business costs and surplus labor will also continue to be advantages for the state. No change is expected in Alabama's historical lag of home prices and personal income levels to national averages.

Historically, Alabama has been able to maintain a relatively low overall debt burden as well as balanced financial operations because of the state's constitutional constraints. Under the state's constitution, expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls and many state agencies have or are in the middle of budget cuts in order to meet the slower revenue and tax collections. The rating agencies Moody's and S&P both consider the state's financial outlook to be stable because of the automatic spending cuts imposed by the state constitution.

FLORIDA. Florida's population has exploded over the past few decades although there are signs that population growth is slowing from its previous pace. Between 1980 and 1990, the population grew by over 30% with growth between 1990 and 2000 of approximately 24%. However, projections for the next decade indicate a slower rate of growth of about 18%. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.

Florida's personal income is close to the national level. In 1990, the state's per capita income was 95% of the national figure. Aggregate personal income grew consistently during the 1990s averaging 5.5% annually compared to 5.3% annual growth for the nation.

Florida has experienced steady job growth in recent years. Its non-farm payroll employment growth averaged over 3% for 1997 through 2000 exceeding national rates for those years. Job growth slowed to 1.7% in 2001 as a result of the slowing economy and the effects of the September 11 attacks. A significant portion of the state's employment base is related to tourism and air travel, Florida's economy suffered significantly from the effects of the attacks. The unemployment rate rose to 5.1% in February 2002 reflecting the impact of the attacks.

Because of its location, much of the state's export sector has relied on exports to Latin America. Although exports have comprised a relatively small part of the gross state product, the sector's dependence on Latin America poses a risk given the political and economic uncertainty sweeping the region.

Florida's tax base has been relatively narrow, with no personal income tax and 60% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance for fiscal year end 2001 was $941 million, the required fund level of 5% of the previous year's General Fund revenues.

In December 2001, the governor addressed a projected revenue shortfall resulting from the slowing economy and aftermath of the attacks with a special legislative session. The state adopted an emergency plan to reduce spending by $1 billion, delay various tax cuts and draw $300 million from the unreserved Trust Fund, leaving the Rate Stabilization Fund intact. The state's ability to implement the cuts and the degree to which revenues are affected by economic uncertainty remain to be seen.

Over the past five years, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. Consequently, the state has built a complex debt structure with several special debt programs. Debt medians for the state exceed national levels with approximately $15 billion in net tax-supported debt. Additional borrowing is anticipated as the growing population continues to place demands on its services.

GEORGIA. In the 1990s, Georgia had been among the fastest growing states in terms of population, which had helped fuel employment growth and provided low-cost labor for economic growth. However, the 2001-02 recession seems to have negatively affected Georgia's employment more than other states due to the state's above average concentrations in the construction, tourism, manufacturing and communications industries, all of which have been heavily affected in this recession. But on a positive note, Georgia's construction and manufacturing industries have shown signs of stabilizing in recent months. Despite suffering higher than average lost employment, the state's unemployment rates remains below national average. In the long-term, Georgia is expected to continue to attract migration into the state given the state's low cost of doing business, extensive transportation infrastructure, below average unemployment rates, access to export markets, availability of land and water, and its central location. Atlanta, which has been at the heart of the state's economic growth, has been a trade, service and transportation center for much of the southeast region.

Financially, the state's strong economic and revenue growth has so far allowed the state to meet the needs of its growing population, while maintaining a sound financial position. The state has generated operating surpluses in each of the last seven fiscal years from 1995 to 2001, and also has fully funded its reserves. However, given the economic slowdown in FY 2002, Georgia is not expected to enjoy the same kind of budgetary surplus it has in past years.


KENTUCKY. After a decade of significant economic growth, Kentucky's economy slowed in 2001 resulting in the state's lowest level of employment growth since 1983. Manufacturing accounts for 17% of Kentucky's total employment, as opposed to 13% nationally. With the manufacturing sector, in particular auto parts, being a source of well-paying jobs, the 5% decline in manufacturing jobs in 2001, negatively impacted the state's economy. However, due to the relatively diverse economy with strength in the service industry and mining, unemployment remained relatively low for the year at 4.2%.

Kentucky's decelerating economy has caused a downturn in revenue collections with general fund collections increasing just 2.7% in FY 2001, after 5 years of 4% growth rates. The slowdown in collections resulted in a $180mm shortfall in FY 2001. To close the funding gap, the state had to draw from its "rainy day fund".

Debt levels remain fairly moderate, although debt service as a percentage of personal income increased to over 4%, more than twice the 2001 state debt median.

LOUISIANA. Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state has made some improvements towards a more diversified economy, with strong growth in its service sector, especially in healthcare, tourism services and gaming. Nonetheless, the state's oil and gas sector remains an important segment of the state economy. Drilling activity for both gas and crude oil has plummeted on weak demand and prices. State employment growth declined in 2001 to 0.8% as oil and gas manufacturing jobs suffered from lower prices later in the year. Unemployment levels have increased to 6.0% as of December 2001 from 5.6% in 2000, and 5.1% 1999. The unemployment rates in 2001, is slightly above the national rate of 5.8%. Future growth could be limited by the state's dependence on the cyclical oil and gas industry, as well as below average wealth and income levels.

Historically, Louisiana's main revenue sources, namely its sales tax, individual and corporate income tax, and severance and royalty taxes, and the oil and gas industry have fluctuated with economic cycles. This fluctuation has created instability and budget problems in the past. During the last several years, however, the state's financial position has somewhat improved. The state dedicated annual surpluses to debt prepayment or to one-time expenditures. Therefore, the general fund reserves remained relatively low at $338 million, at fiscal year end 2001. Over the past six years, the state also has made improvements towards controlling costs in its large health care system, especially Medicaid spending. Measures to control Medicaid spending include rate setting controls and utilization reviews.

The state revenue stream remains vulnerable due in part by the cyclical nature of its oil and gas industry and lower tourism spending. The state's debt burden has dropped substantially, as a result of reduced borrowing, economic gains and the adoption of debt limitation measures (1993). Louisiana ranked 24th in terms of net tax supported debt per capita, and 22nd in net tax-supported debt as a percentage of personal income.

The state's medium debt burden, unfunded pension liabilities, generally low reserves, and unfunded risk management claims for judgments against the state could affect the state's performance in future years.

MARYLAND. Maryland's economic base continues to be well diversified. The state's leading employment and income sectors have been Services (35.0%), Government (18.2%) and Trade (18.1%). The state's dependence on government has been larger than most other states due to its close proximity to Washington D.C. and the presence of the National Security Agency headquarters, which should benefit the state with the increase in federal defense spending. At the same time, the state's reliance on the manufacturing sector (7.3%) has been smaller than most other states and insulated it some from weak consumer demand. Recently, economic growth has come mainly from the construction and service sectors. In addition, employment gains in aerospace, medical research and distribution industries have partially offset the losses seen in the manufacturing, telecommunications and technology industries. As a result, unemployment for the state measured 3.7% in 2001, below the national average.

Maryland's financial performance has been strong historically. Contributing factors have included high per capita income levels, a well-educated workforce, an advanced infrastructure and diversified employment opportunities. In four of the last five fiscal years, the state has generated operating surpluses while building its financial reserves. Maryland is required to maintain a Revenue Stabilization Reserve Fund equal to 5% of General Fund revenues and at fiscal year end 2001, the balance was $888.1 million or 8.9% of revenues. Debt levels, while high relative to other states, have remained manageable. This relatively high debt level (ranked 16th nationally) is somewhat offset by the rapid amortization of the debt, which is due to a constitutional provision requiring it be retired within 15 years. In addition, the Capital Debt Affordability Committee seeks to limit total debt to 3.2% of the state's personal income and debt service below 8% of revenues, which measured 2.6% and 5.3% respectively at fiscal year end 2001.

The Board of Revenue Estimates for the state has recently reduced fiscal year 2002 revenue estimates, resulting in projected General Fund operating deficits for 2002 and 2003. The state has responded by cutting agency budgets, implemented a hiring freeze and reduced appropriations. These measures, along with available reserves, should allow the state to manage the projected shortfalls over the next few years.

MISSOURI. Missouri historically has enjoyed a diversified economy that has tended to mirror the national economy. The service sector comprises the largest source of the state's employment at 28.5%. Net migration has continued to be at or above the national average. In February 2002, the state unemployment rate was 4.1%.

Continued declines in the state's manufacturing sector have spread throughout the state's economy impacting construction, transportation and trade. Previously, auto plants had been a positive for the state's economy, but due to the business's cyclical nature and generally weak economic conditions, the state's economic condition is not expected to improve quickly. The state is heavily dependent on old-economy industries and employers with little development of new-economy industries, although Kansas City, St. Louis and Springfield have growing promise as biotech hubs.

From a financial standpoint, Missouri's reluctance to rely heavily on borrowing to meet capital needs has resulted in a low debt burden. Missouri has seen positive year-end GAAP fund balances every year since 1993. Spending on school reform will continue to be a challenge for the state.

NORTH CAROLINA. The national recession has stopped the dramatic growth North Carolina's economy experienced from 1994 to 2000, stalling employment growth and dampening tax revenues. From 1994 to 1999, job growth was ahead of the national rate of 2.4%. However, growth has declined slightly and unemployment has increased from 3.6% in 2000 to 5.5% in 2001. Below average business costs, a strong durable manufacturing sector, diverse agriculture, three prestigious universities, and access to ports for trade and commerce have all contributed to the state's recent economic strength. However, manufacturing has remained a significant part of the state's economy and has been responsible for the majority of state's job losses.

North Carolina's outstanding debt has increased dramatically since 1993, but debt levels on a per capita basis remain very low. Although North Carolina has had large, one-time expenses over the last 3 years, the state has been able to meet these adequately through conservative budgeting. However, because of declining tax revenues through 2001, the Governor declared a fiscal state of emergency and implemented $1.4 billion in sales tax increases to close a widening budget gap. The budget shortfall has continued into 2002, unfortunately, and the state will need to cut 5% from its budgeted expenditures. The rating agencies S&P and Moody's have split outlooks for North Carolina's exceptionally strong AAA rating. S&P has a stable outlook while Moody's has a negative outlook. Conservative debt management, fiscally sound state budgeting, and a diverse economy should allow North Carolina to weather the recession storm and keep its AAA rating.

TEXAS. The Texas economy has continued to diversify and move away from its dependence on the volatile oil and gas sector. Tax revenue from the oil and gas sector now represents only 4% of total tax revenue compared to over 20% in the early 1980's. The statewide sales tax represents 60% of total tax revenue, up from 40% in the early 1980's. Key to the Texas economy is its exports, which represent 13 cents of every dollar of U.S. exports. Almost 45% of Texas' exports go to Mexico, which highlights the fact that the Texas economy is more reliant on international trade than ever before. Electronics, industrial machinery (including computers), chemicals and transportation equipment make up almost two-thirds of Texas exports.

Although the economy remains strong, economic growth is expected to slow. The Comptroller estimates that revenue growth will be 6% in the 2002-2003 biennium versus the 12% growth rate seen in the 2000-2001 biennium. A primary contributor to the slower growth estimate is an expected reduction in sales tax collections. In December 2001, estimates for state product growth were revised downward from 4.1% to 3.6%. The state budget for the 2002-2003 biennium totals $114 billion (reflecting no new taxes), with general revenue spending representing $66 billion (58%). The $66 billion in general revenue spending is up 6% from the prior period and includes increases for Medicaid, corrections, state personnel increases and insurance costs.

Financially, the state's performance has improved since the budget deficits of the mid 1980's. From 1999 through 2001, Texas posted general fund cash surpluses of $4.3 billion, $3.8 billion and $5.0 billion, respectively. The general fund ending balance was $1.7 billion in 2001, up from $1.4 billion in 2000. In 2000, the state ended the year with a general fund operating deficit of $439 million as a result of increased spending, specifically to accommodate the large population growth. The 2000-2001 biennial budget was balanced, but included the use of $1 billion, or almost all, of the state's accumulated general fund surplus. Complete audited financial statements for 2001 are not yet available. The state's Economic Stabilization Fund stood at $85 million in August 2001 and is expected to be up to $1 billion by the end of the 2003, based on planned transfers.

The state's debt burden has historically been relatively modest. In recent years, however, the state's debt position has grown. The state also has moved away from issuing debt designed to be self-supporting and towards issuing debt supported by the general revenue fund. Nonetheless, on a per capita basis the state's debt has remained below the national average.

VIRGINIA. Despite the slowing of the national economy and the attacks of September 11th, Virginia remains one of the better performing state economies. The attacks of September 11th had two major impacts on the Commonwealth's economy. The temporary closure of Reagan International Airport resulted in layoffs, lost tourism and sales tax revenue and the mobilization of troops out of Norfolk, resulted in lost economic activity. The net economic impact of the "attacks" are not expected to significantly alter Virginia's economic outlook and Virginia continues to be rated in the highest rating category by all three rating agencies.

Virginia benefits from its diversified economy that has experienced slowed, but still positive employment growth. Virginia's total 2001 employment growth of 2.4% was well above the national average of 1.3%. Employment growth was largely concentrated in Northern Virginia.

Virginia's direct GO debt burden remains low and debt service accounts for less than 3% of general fund appropriations. In coming years, the state will have to fund increased expenditures for education, as well as the elimination of its car tax. When fully phased in during fiscal 2003, the elimination of the car tax is expected to cost the state more than $2.6 billion.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with New York municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. Puerto Rico's economy and financial performance continues to track that of the U.S. with strong economic growth through fiscal year 2000. Relatively strong revenue growth and continued aggressive tax collection procedures resulted in a general fund surplus for fiscal year 2000 of $229 million, but this was down from 1999's $497 million figure. The unreserved balance of the surplus for 2000 was a negative $ 97 million, down from 1999's positive $185 million figure. For fiscal year 2001, a general fund deficit is expected. The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.5% for fiscal year 2001. However, as of August 2001 (two months into fiscal year 2002), the unemployment rate had increased to 12.4%, reflecting the slowing economy.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the commonwealth level. These debt levels have increased as Puerto Rico finances significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of $8 billion, which the government is partially addressing by using some of the proceeds of the privatization of its telephone system to pay down the liability. Additionally, the government changed its pension system from a defined benefit to a defined contribution plan, which will cause the liability to stop increasing. S&P rates Puerto Rico's general obligation debt at A, with a credit-watch negative outlook. Moody's rates the island's general obligation debt at Baa1 with a stable outlook. The Moody's rating has been at Baa1 since 1976 and the S&P rating has been at A since 1956.

Puerto Rico continues to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. As of fiscal year 2001, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and it's financial and credit position.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998. Guam has experienced five years of negative employment growth, and unemployment hovers around 15%. Guam saw an increase in tourism in 1999 and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001. However tourism was affected after September, and although final numbers are not yet available, tourism is expected to have declined in 2001.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. However due to the Japanese economic crisis and Typhoon Paka, the financial plan was not been followed. As a result Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. The fiscal 2001 audit is not yet available, but unaudited results show that revenues declined another 7%.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability. It currently plans to issue debt to fund this liability sometime in 2002, which will reduce this liability, but increase its debt burden.

Recently, S&P's downgraded Guam's general obligation rating to BB with a stable outlook due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers.

Tourism and apparel drive the islands' economy. However, visitors to the islands have declined slightly over the past several years - from 736,000 in 1996 to 529,000 in 2000. For fiscal year 2000, GDP is estimated at approximately $900 million. General Fund revenues for fiscal year 2000 were $216 million, down slightly from the previous year's $221 million. Expenditures for fiscal year 2000 were basically unchanged from 1999. However, after transfers, the accumulated deficit increased slightly to $70 million.

The total population for all the islands as of the end of fiscal year 2001 is estimated at 74,612, up from 67,212 at the end of fiscal year 1996. Gross domestic product per capita for fiscal year 2000 is estimated at $12,500.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands Government has suffered numerous years of budget imbalances over the past decade. The Government's cash flow problems have created recurring annual general fund deficits. Although the financial operations of the Government have rarely been audited since fiscal year 1984, the accumulated deficit was estimated to be about $341 million at June 30, 1999. The Virgin Islands' large public sector payroll (approximately 27% of employment), relatively small private sector that is dependent on tourism and related services, and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems. To help finance the government's deficit and meet existing payroll, vendor, and tax refund obligations, the Government has issued several tax-exempt bond deals over the past few years. The U.S. Virgin Islands Government has also been able to secure additional federal assistance, including a 25% funding increase in FY 2001 to $123 million.

The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990's. Consequently, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of GDP. While the islands have experienced an increase in hotel occupancy, the majority of visitors arrive via cruise ships. Despite the slowdown in tourism after the September 11, 2001 tragedy, cruise ship passenger arrivals still posted a 4% increase over the previous year.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands have developed a five-year economic recovery plan. This plan calls for government spending controls, a mandated 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October 1999, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is still relatively new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------
                                                  NUMBER
                                                   OF
                                                 PORTFOLIOS
                                                  IN FUND
                                                  COMPLEX
                                    LENGTH        OVERSEEN          OTHER
NAME, AGE                           OF TIME        BY BOARD      DIRECTORSHIPS
AND ADDRESS          POSITION        SERVED         MEMBER*         HELD
================================================================================
FRANK H.              Trustee       Since 1984       105         None
ABBOTT, III (81)
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
================================================================================
HARRIS J.             Trustee       Since 1984       133         Director, RBC
ASHTON (70)                                                      Holdings, Inc.
One Franklin Parkway                                             (bank holding
San Mateo, CA                                                    company) and
94403-1906                                                       Bar-S Foods
                                                                 (meat packing
                                                                 company).
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
================================================================================
S. JOSEPH             Trustee       Since 1989       134         None
FORTUNATO (69)
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
================================================================================
EDITH E.              Trustee       Since 1998        82         Director,
HOLIDAY (50)                                                     Amerada Hess
One Franklin Parkway                                             Corporation
San Mateo, CA                                                   (exploration and
94403-1906                                                       and refining of
                                                                 oil and gas);
                                                                 Hercules
                                                                 Incorporated
                                                                 (chemicals,
                                                                 fibers and
                                                                 resins);
                                                                 Beverly
                                                                 Enterprises,
                                                                 Inc. (health
                                                                 care); H.J.
                                                                 Heinz Company
                                                                (processed foods
                                                                 and allied
                                                                 products); RTI
                                                                 International
                                                                 Metals, Inc.
                                                                 (manufacture
                                                                 and
                                                                 distribution
                                                                 of titanium);
                                                                 Digex
                                                                 Incorporated
                                                                 (web hosting
                                                                 provider); and
                                                                 Canadian
                                                                 National
                                                                 Railway
                                                                 (railroad).
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
================================================================================
FRANK W.T.            Trustee       Since 1984        105        Director, The
LAHAYE (73)                                                      California
One Franklin Parkway                                             Center for Land
San Mateo, CA                                                    Recycling
94403-1906                                                      (redevelopment).
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
================================================================================
GORDON S.             Trustee       Since 1992        133        Director,
MACKLIN (74)                                                     Martek
One Franklin Parkway                                             Biosciences
San Mateo, CA                                                    Corporation;
94403-1906                                                       WorldCom, Inc.
                                                                 (communications
                                                                 services);
                                                                 MedImmune, Inc.
                                                                (biotechnology);
                                                                 Overstock.com
                                                                 (Internet
                                                                 services); and
                                                                 Spacehab, Inc.
                                                                 (aerospace
                                                                 services).
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
--------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------
                                                   NUMBER
                                                     OF
                                                 PORTFOLIOS
                                                  IN FUND
                                                  COMPLEX
                                    LENGTH        OVERSEEN          OTHER
NAME, AGE                           OF TIME        BY BOARD      DIRECTORSHIPS
AND ADDRESS           POSITION       SERVED         MEMBER*         HELD
================================================================================
**CHARLES B.          Chairman of   Since 1984        133        None
JOHNSON (69)          the Board
One Franklin Parkway  and Trustee
San  Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
================================================================================
**RUPERT H.           President    Since 1984         117        None
JOHNSON, JR. (61)     and Trustee
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
================================================================================
SHEILA                Vice          Since 2000        Not        None
AMOROSO (42)          President                    Applicable
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
================================================================================
HARMON E.             Vice         Since 1986         Not        None
BURNS (57)            President                    Applicable
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
================================================================================
RAFAEL R.             Vice         Since 2000         Not        None
COSTAS, JR. (37)      President                    Applicable
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
================================================================================
MARTIN L.             Vice          Since 1995        Not        None
FLANAGAN (42)         President                    Applicable
One Franklin Parkway  and Chief
San Mateo, CA         Financial
94403-1906            Officer
CA 94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
DAVID P.              Vice          Since 2000        Not        None
GOSS (55)             President                    Applicable
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
================================================================================
BARBARA J.            Vice          Since 2000        Not        None
GREEN (54)            President                    Applicable
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor
to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
================================================================================
MICHAEL O.            Vice          Since 2002        None       Director, FTI
MAGDOL (65)           President                                  Banque, Arch
600 5th Avenue                                                   Chemicals, Inc.
Rockefeller                                                      and Lingnan
Center                                                           Foundation
New York, NY
10048-0772
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 40 of the investment companies in Franklin Templeton Investments.
================================================================================
EDWARD V.             Vice          Since 1985        Not        None
MCVEY (64)            President                    Applicable
26335 Carmel
Rancho Blvd.
Carmel, CA
93923
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
================================================================================
KIMBERLEY             Treasurer     Since 2000        Not        None
MONASTERIO (38)       and                          Applicable
One Franklin Parkway  Principal
San Mateo, CA         Accounting
94403-1906            Officer
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
================================================================================
MURRAY L.             Vice          Since 2000        Not        None
SIMPSON (65)          President                    Applicable
One Franklin Parkway  and
San Mateo, CA         Secretary
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.;
officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
================================================================================
THOMAS WALSH          Vice          Since 2000        Not        None
(40)                  President                    Applicable
One Franklin Parkway
San Mateo, CA
94403-1906
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                        TOTAL FEES         RECEIVED        NUMBER OF BOARDS IN
                        RECEIVED         FROM FRANKLIN         FRANKLIN
                          FROM             TEMPLETON           TEMPLETON
                       THE TRUST/1       INVESTMENTS/2     ON WHICH INVESTMENTS
NAME                       ($)               ($)               EACH SERVES
--------------------------------------------------------------------------------

Frank H. Abbott, III     23,449             163,675                28
Harris J. Ashton         24,155             353,221                48
S. Joseph Fortunato      22,553             352,380                49
Edith E. Holiday         30,400             254,670                28
Frank W.T. LaHaye        22,149             154,197                28
Gordon S. Macklin        24,155             353,221                48

----------
1. For the fiscal year ended February 28, 2002.
2. For the calendar year ended December 31, 2001.
----------

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------

                                                             AGGREGATE
                                                           DOLLAR RANGE OF
                                                          EQUITY SECURITIES IN
                                                         ALL FUNDS OVERSEEN BY
                               DOLLAR RANGE OF         THE BOARD MEMBERS IN THE
                               EQUITY SECURITIES          FRANKLIN TEMPLETON
NAME                            IN THE FUNDS              FUND COMPLEX
================================================================================
Frank H. Abbott, III               None                     Over $100,000

Harris J. Ashton                   None                     Over $100,000

S. Joseph Fortunato           Alabama Fund                  Over $100,000
                              $1 - $10,000
                              Florida Fund
                              $1 - $10,000
                              Georgia Fund
                              $1 - $10,000
                              Kentucky Fund
                              $1 - $10,000
                              Louisiana Fund
                              $1 - $10,000
                              Maryland Fund
                              $1 - $10,000
                              Missouri Fund
                              $1 - $10,000
                              North Carolina Fund
                              $1 - $10,000
                              Texas Fund
                              $1 - $10,000
                              Virginia Fund
                              $1 - $10,000

Edith E. Holiday                   None                     Over $100,000

Frank W.T. LaHaye                  None                     Over $100,000

Gordon S. Macklin             Maryland Fund                 Over $100,000
                              Over $100,000
--------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS
------------------------

                                                     AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES
                         DOLLAR RANGE OF              IN ALL FUNDS OVERSEEN
                       EQUITY SECURITIES IN           BY THE BOARD MEMBER IN
NAME OF BOARD           EACH SERIES OF THE             THE FRANKLIN TEMPLETON
MEMBER                       TRUST                         FUND COMPLEX
================================================================================
Charles B. Johnson           None                         Over $100,000
--------------------------------------------------------------------------------
Rupert H. Johnson, Jr.       None                         Over $100,000
--------------------------------------------------------------------------------

BOARD COMMITTEES
----------------

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott III, Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ending February 28, 2002, the Audit Committee met three times and the Nominating Committee met once.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent trustees, approved renewal of the Funds' management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Funds' investment performance, expenses, portfolio composition, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Funds' investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Funds' investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the single state funds was considered in reference to peer groups of single state municipal debt funds as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Funds' primary objective of furnishing tax free income. In evaluating performance, attention was given to both the short term and long term performance of the Funds in comparison with their respective peer groups, in comparison to those particular indices relevant to municipal debt funds, and to the Funds' compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Funds in relation to those within the relevant peer groups of single state municipal debt funds as selected by the independent third party analyst. Emphasis is placed on the Funds' overall comparative expense ratio within such peer groups in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the Code of Ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, including coordination of the Funds' relationship with the Funds' transfer, registrar and dividend disbursement agent, dividend reinvestment and cash purchase plan agent and its custodian. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The boards also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Funds' independent accountants. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
  and
o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and
o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2002, February 28, 2001, and February 29, 2000, the Funds paid the following management fees:

                                MANAGEMENT FEES PAID ($)
                     -----------------------------------------------------------
                            2002             2001            2000
--------------------------------------------------------------------------------
Alabama Fund             1,267,908       1,228,177        1,322,835
Florida Fund             7,791,826       7,333,105        8,076,283
Georgia Fund             1,063,682         968,748        1,008,098
Kentucky Fund/1             290,642         177,830         177,706
Louisiana Fund           1,004,401         938,871          946,909
Maryland Fund            1,573,898       1,377,883        1,424,210
Missouri Fund            2,210,623       1,971,021        2,044,766
North Carolina Fund      2,128,574       1,900,389        1,968,656
Texas Fund                 670,672         661,295          733,060
Virginia Fund            2,090,157       1,881,538        1,969,003
--------------------------------------------------------------------------------

----------
1. For the fiscal years ended February 28, 2002, February 28, 2001, and February 29, 2000, management fees, before any advance waiver, totaled $543,717, $433,107 and $412,900, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

----------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of each Fund's average daily net assets over $1.2 billion.

During the last three fiscal years ended February 28, 2002, February 28, 2001, and February 29, 2000, the manager paid FT Services the following administration fees:

                                ADMINISTRATION FEES PAID ($)
                     -----------------------------------------------------------
                            2002             2001            2000
--------------------------------------------------------------------------------
 Alabama Fund              337,321         327,343          355,294
 Florida Fund            1,823,853       1,754,359        1,886,005
 Georgia Fund              278,855         252,224          265,346
 Kentucky Fund             127,981         103,453           99,013
 Louisiana Fund            261,743         243,355          245,118
 Maryland Fund             421,673         367,338          384,188
 Missouri Fund             609,889         544,571          568,299
 North Carolina Fund       585,703         523,152          546,466
 Texas Fund                163,074         160,989          183,786
 Virginia Fund             574,606         517,579          548,267
 -------------------------------------------------------------------------------

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended February 28, 2002, February 28, 2001, and February 29, 2000, the Funds did not pay any brokerage commissions.

As of February 28, 2002, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS
MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code(Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES
SALES and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you own your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.
o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you have owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares held for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income is derived primarily from investments earning interest rather than dividend income, generally none of their income dividends will be eligible for this deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each Fund, except the Florida and Kentucky Funds, currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Alabama Tax-Free Income Fund - Class A
o Franklin Alabama Tax-Free Income Fund - Class C
o Franklin Florida Tax-Free Income Fund - Class A
o Franklin Florida Tax-Free Income Fund - Class B
o Franklin Florida Tax-Free Income Fund - Class C
o Franklin Georgia Tax-Free Income Fund - Class A
o Franklin Georgia Tax-Free Income Fund - Class C
o Franklin Louisiana Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class C
o Franklin Maryland Tax-Free Income Fund - Class A
o Franklin Maryland Tax-Free Income Fund - Class C
o Franklin Missouri Tax-Free Income Fund - Class A
o Franklin Missouri Tax-Free Income Fund - Class C
o Franklin North Carolina Tax-Free Income Fund - Class A
o Franklin North Carolina Tax-Free Income Fund - Class C
o Franklin Texas Tax-Free Income Fund - Class A
o Franklin Texas Tax-Free Income Fund - Class C
o Franklin Virginia Tax-Free Income Fund - Class A
o Franklin Virginia Tax-Free Income Fund - Class C

The Kentucky Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Kentucky Fund are considered Class A shares for redemption, exchange and other purposes.


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 3, 2002, the principal shareholders of the Funds, beneficial or of record, were:

                                                                PERCENTAGE
NAME AND ADDRESS                        SHARE CLASS                (%)
--------------------------------------------------------------------------------
KENTUCKY FUND
Bankdan                                  Class A                   6.13
c/o Central Kentucky Trust
218 W Main Street
Danville, KY 40422

TEXAS FUND
RBC Dain Rauscher                        Class C                   7.67
FBO Family Limited Partnership
ALO Family Limited
4512 Teas St
Bellaire, TX 77401-4223

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 3, 2002, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase effective February 1, 2002. For purchases made prior to February 1, 2002, a CDSC of 1% may apply to shares redeemed within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES                   THIS % IS DEDUCTED FROM
WITHIN THIS MANY YEARS AFTER BUYING THEM          YOUR PROCEEDS A CDSC
-------------------------------------------------------------------------------
1 Year                                                      4
2 Years                                                     4
3 Years                                                     3
4 Years                                                     3
5 Years                                                     2
6 Years                                                     1
7 Years                                                     0



CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2002, February 28, 2001, and February 29, 2000:

                                                                  AMOUNT
                                                               RECEIVED IN
                                                             WITH CONNECTION
                               TOTAL         AMOUNT           REDEMPTIONS
                           COMMISSIONS     RETAINED BY            AND
                             RECEIVED      DISTRIBUTORS       REPURCHASES
                               ($)              ($)               ($)
 -------------------------------------------------------------------------------
 2002
 Alabama Fund                498,931           31,160             6,171
 Florida Fund              3,371,473          220,950            67,102
 Georgia Fund                544,021           30,725             5,319
 Kentucky Fund               540,764           37,281                69
 Louisiana Fund              671,421           43,107             7,680
 Maryland Fund             1,362,750           86,681            24,275
 Missouri Fund             1,787,394          114,718             5,332
 North Carolina Fund       1,539,046           91,436            19,713
 Texas Fund                  212,937           14,544             3,929
 Virginia Fund             1,553,152          102,567             4,807

 2001
 Alabama Fund                350,588           21,669             4,867
 Florida Fund              2,097,369          147,119            31,927
 Georgia Fund                306,936           19,432             4,762
 Kentucky Fund               322,976           22,573               -
 Louisiana Fund              321,129           21,693            14,490
 Maryland Fund               658,972           39,434            10,730
 Missouri Fund               890,302           56,993             8,587
 North Carolina Fund         835,710           51,163            15,672
 Texas Fund                  101,597            6,830             1,392
 Virginia Fund               860,071           56,442            17,470

 2000
 Alabama Fund                624,909           39,449             9,329
 Florida Fund              3,006,465          185,581           111,775
 Georgia Fund                511,135           31,316            17,239
 Kentucky Fund               371,403           24,773               -
 Louisiana Fund              548,792           34,132            41,092
 Maryland Fund               864,012           52,768            19,255
 Missouri Fund             1,430,784           90,808            30,196
 North Carolina Fund       1,125,627           66,963            40,672
 Texas Fund                  133,956            7,798             6,270
 Virginia Fund             1,130,274           73,691             42,643


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES
-------------------------------------- The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2002, the amounts paid by the Funds pursuant to the Class A plan were:

                         ALABAMA    FLORIDA    GEORGIA   KENTUCKY   LOUISIANA
                          FUND       FUND        FUND      FUND       FUND
                          ($)         ($)         ($)      ($)         ($)
--------------------------------------------------------------------------------
Advertising               12,780      98,387      9,429     2,787      8,621
Printing and mailing
 prospectuses other
 than to current
 shareholders              2,263      15,349      1,639       350      1,348
Payments to
 underwriters              4,757      36,511      5,770     2,783      4,826
Payments to
 broker-dealers          173,814   1,277,714    132,947    74,134    131,246
Other                     18,428     133,955     16,211     4,760     13,723
                         ----------------------------------------------------
Total                    212,042   1,561,916    165,996    84,814    159,764
                         ====================================================


                                                NORTH
                         MARYLAND   MISSOURI   CAROLINA     TEXAS    VIRGINIA
                           FUND      FUND        FUND       FUND      FUND
                           ($)       ($)         ($)        ($)       ($)
-----------------------------------------------------------------------------
Advertising               12,454      20,431     20,336     7,866     22,985
Printing and mailing
 prospectuses other
 than to current
 shareholders              1,765       3,582      2,736     1,016      3,240
Payments to
 underwriters              7,895       9,812     10,532     2,837     10,655
Payments to
 broker-dealers          222,335     332,376    298,483    71,956    305,986
Other                     18,037      28,499     30,085     8,629     31,110
                         -----------------------------------------------------
Total                    262,486     394,700    362,172    92,304    373,976
                         ====================================================

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders(service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

For the fiscal year ended February 28, 2002, the amounts paid by the Funds pursuant to the Class B plan were:


                         FLORIDA
                           FUND
                            ($)
---------------------------------------------

Advertising                  2,257
Printing and mailing
 prospectuses other
 than to current
 shareholders                   51
Payments to
 underwriters                1,931
Payments to
 broker-dealers            103,008
Other                        2,694
                         ----------
Total                      109,941
                         ==========

For the fiscal year ended February 28, 2002, the amounts paid by the Funds pursuant to the Class C plan were:

                       ALABAMA    FLORIDA    GEORGIA   KENTUCKY   LOUISIANA
                        FUND       FUND        FUND      FUND       FUND
                        ($)         ($)         ($)      ($)         ($)
--------------------------------------------------------------------------------
Advertising                  1,450     8,245       2,326      -         1,396
Printing and mailing
 prospectuses other
 than to current
 shareholders                  118       737         180      -           159
Payments to
 underwriters                  747     4,644       2,051      -         1,034
Payments to
 broker-dealers             97,030   500,763     121,136      -        88,524
Other                        1,645    10,043       3,822      -         2,183
                         ------------------------------------------------------
Total                      100,990   524,432     129,515      -        93,296
                         ======================================================


                                                  NORTH
                         MARYLAND    MISSOURI    CAROLINA    TEXAS    VIRGINIA
                           FUND       FUND        FUND       FUND      FUND
                            ($)        ($)         ($)       ($)       ($)
-----------------------------------------------------------------------------

Advertising                  3,706     3,734       4,848       283      3,261
Printing and mailing
 prospectuses other
 than to current
 shareholders                  279       411         563        39        289
Payments to
 underwriters                2,766     2,821       4,436     1,945      2,400
Payments to
 broker-dealers            160,801   205,809     297,122    26,427    177,555
Other                        5,169     5,181       7,763       405      4,637
                         ------------------------------------------------------
Total                      172,721   217,956     314,732    29,099    188,142
                         ======================================================

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 28, 2002, were:

                          INCEPTION      1 YEAR    5 YEARS     10 YEARS
                             DATE          (%)        (%)          (%)
-------------------------------------------------------------------------------
CLASS A
Alabama Fund            09/01/87          1.98        3.90       5.59
Florida Fund            09/01/87          2.30        4.80       6.01
Georgia Fund            09/01/87          1.65        4.42       5.74
Kentucky Fund           10/12/91          1.57        4.65       6.08
Louisiana Fund          09/01/87          2.17        4.66       5.75
Maryland Fund           10/03/88          1.95        4.74       6.00
Missouri Fund           09/01/87          2.60        4.82       6.07
North Carolina Fund     09/01/87          2.22        4.75       5.83
Texas Fund              09/01/87         -0.12        3.44       5.26
Virginia Fund           09/01/87          1.22        4.37       5.76

                                                    SINCE
                                         1 YEAR    INCEPTION
                                           (%)       (%)
-------------------------------------------------------------------------------
CLASS B
Alabama Fund                               -           -
Florida Fund            02/01/00          2.38        7.76
Georgia Fund                               -           -
Kentucky Fund                              -           -
Louisiana Fund                             -           -
Maryland Fund                              -           -
Missouri Fund                              -           -
North Carolina Fund                        -           -
Texas Fund                                 -           -
Virginia Fund                              -           -

                                                               SINCE
                                         1 YEAR    5 YEARS     INCEPTION
                                           (%)       (%)          (%)
-------------------------------------------------------------------------------
CLASS C
Alabama Fund            05/01/95          3.93        4.03       4.89
Florida Fund            05/01/95          4.19        4.93       5.48
Georgia Fund            05/01/95          3.47        4.55       5.13
Kentucky Fund                               -           -          -
Louisiana Fund          05/01/95          4.17        4.82       5.43
Maryland Fund           05/01/95          3.79        4.87       5.58
Missouri Fund           05/01/95          4.54        5.00       5.55
North Carolina Fund     05/01/95          4.03        4.88       5.41
Texas Fund              05/01/95          1.72        3.56       4.61
Virginia Fund           05/01/95          3.21        4.53       5.17

The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 28, 2002, were:

                          INCEPTION      1 YEAR    5 YEARS     10 YEARS
                             DATE          (%)        (%)          (%)
-------------------------------------------------------------------------------
CLASS A
Alabama Fund            09/01/87          1.98        3.85       5.56
Florida Fund            09/01/87          2.31        4.80       6.01
Georgia Fund            09/01/87          1.65        4.40       5.73
Kentucky Fund           10/12/91          1.57        4.65       6.08
Louisiana Fund          09/01/87          2.17        4.66       5.75
Maryland Fund           10/03/88          1.95        4.71       5.99
Missouri Fund           09/01/87          2.60        4.79       6.05
North Carolina Fund     09/01/87          2.22        4.75       5.83
Texas Fund              09/01/87         -0.12        3.33       5.16
Virginia Fund           09/01/87          1.22        4.33       5.73

                                                     SINCE
                                        1 YEAR     INCEPTION
                                         (%)          (%)
-------------------------------------------------------------------------------
CLASS B
Alabama Fund                               -           -
Florida Fund            02/01/00          2.38        7.76
Georgia Fund                               -           -
Kentucky Fund                              -           -
Louisiana Fund                             -           -
Maryland Fund                              -           -
Missouri Fund                              -           -
North Carolina Fund                        -           -
Texas Fund                                 -           -
Virginia Fund                              -           -
                                                                 SINCE
                                        1 YEAR     5 YEARS     INCEPTION
                                          (%)        (%)         (%)
-------------------------------------------------------------------------------
CLASS C
Alabama Fund            05/01/95          3.93        3.97       4.85
Florida Fund            05/01/95          4.19        4.93       5.48
Georgia Fund            05/01/95          3.47        4.53       5.12
Kentucky Fund                               -           -         -
Louisiana Fund          05/01/95          4.17        4.82       5.43
Maryland Fund           05/01/95          3.80        4.84       5.56
Missouri Fund           05/01/95          4.54        4.97       5.51
North Carolina Fund     05/01/95          4.04        4.88       5.41
Texas Fund              05/01/95          1.72        3.45       4.46
Virginia Fund           05/01/95          3.21        4.49       5.14

The following SEC formula was used to calculate these figures:

                                        n
                                 P(1+T) = ATVD

where:

P    =    a hypothetical initial payment of $1,000
T    =    average annual total return (after taxes on distributions)
n    =    number of years
ATV  =    ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended February 28, 2002, were:

                          INCEPTION      1 YEAR    5 YEARS     10 YEARS
                             DATE          (%)        (%)          (%)
-------------------------------------------------------------------------------
CLASS A
Alabama Fund             09/01/87         3.14       4.15       5.60
Florida Fund             09/01/87         3.38       4.89       5.97
Georgia Fund             09/01/87         2.87       4.54       5.70
Kentucky Fund            10/12/91         2.87       4.76       6.02
Louisiana Fund           09/01/87         3.24       4.77       5.74
Maryland Fund            10/03/88         3.05       4.78       5.92
Missouri Fund            09/01/87         3.49       4.87       5.98
North Carolina Fund      09/01/87         3.27       4.81       5.77
Texas Fund               09/01/87         1.88       3.78       5.33
Virginia Fund            09/01/87         2.64       4.51       5.72

                                                     SINCE
                                         1 YEAR    INCEPTION
                                           (%)       (%)
-------------------------------------------------------------------------------
CLASS B
Alabama Fund                               -          -
Florida Fund             02/01/00         3.27       7.23
Georgia Fund                               -          -
Kentucky Fund                              -          -
Louisiana Fund                             -          -
Maryland Fund                              -          -
Missouri Fund                              -          -
North Carolina Fund                        -          -
Texas Fund                                 -          -
Virginia Fund                              -          -
                                                                 SINCE
                                         1 YEAR    5 YEARS     INCEPTION
                                           (%)       (%)         (%)
-------------------------------------------------------------------------------
CLASS C
Alabama Fund             05/01/95         4.16       4.15       4.90
Florida Fund             05/01/95         4.36       4.91       5.39
Georgia Fund             05/01/95         3.81       4.55       5.06
Kentucky Fund                              -          -          -
Louisiana Fund           05/01/95         4.30       4.81       5.35
Maryland Fund            05/01/95         4.00       4.80       5.42
Missouri Fund            05/01/95         4.52       4.93       5.41
North Carolina Fund      05/01/95         4.21       4.83       5.29
Texas Fund               05/01/95         2.82       3.78       4.65
Virginia Fund            05/01/95         3.68       4.54       5.11

The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T) = ATV
                                              DR

where:

P    =   a hypothetical initial payment of $1,000
T    =   average annual total return (after taxes on
         distributions and redemptions)
n    =   number of years
ATV  =   ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 2002, were:


                          INCEPTION      1 YEAR    5 YEARS     10 YEARS
                             DATE          (%)        (%)          (%)
-------------------------------------------------------------------------------
CLASS A
Alabama Fund             09/01/87         1.98      21.10        72.21
Florida Fund             09/01/87         2.30      26.42        79.22
Georgia Fund             09/01/87         1.65      24.16        74.70
Kentucky Fund            10/12/91         1.57      25.49        80.47
Louisiana Fund           09/01/87         2.17      25.56        74.94
Maryland Fund            10/03/88         1.95      26.04        79.12
Missouri Fund            09/01/87         2.60      26.55        80.29
North Carolina Fund      09/01/87         2.22      26.11        76.27
Texas Fund               09/01/87        -0.12      18.45        67.02
Virginia Fund            09/01/87         1.22      23.85        75.00

                                                     SINCE
                                         1 YEAR    INCEPTION
                                           (%)       (%)
-------------------------------------------------------------------------------
CLASS B
Alabama Fund                               -         -
Florida Fund             02/01/00         2.38      16.80
Georgia Fund                               -         -
Kentucky Fund                              -         -
Louisiana Fund                             -         -
Maryland Fund                              -         -
Missouri Fund                              -         -
North Carolina Fund                        -         -
Texas Fund                                 -         -
Virginia Fund                              -         -

                                                                 SINCE
                                         1 YEAR    5 YEAR      INCEPTION
                                           (%)       (%)          (%)
-------------------------------------------------------------------------------
CLASS C
Alabama Fund             05/01/95         3.93      21.82        38.60
Florida Fund             05/01/95         4.19      27.23        43.97
Georgia Fund             05/01/95         3.47      24.92        40.79
Kentucky Fund                              -         -            -
Louisiana Fund           05/01/95         4.17      26.55        43.52
Maryland Fund            05/01/95         3.79      26.85        44.88
Missouri Fund            05/01/95         4.54      27.61        44.61
North Carolina Fund      05/01/95         4.03      26.91        43.34
Texas Fund               05/01/95         1.72      19.14        36.10
Virginia Fund            05/01/95         3.21      24.80        41.16

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 2002, were:

                             CLASS A       CLASS B       CLASS C
                               (%)           (%)           (%)
-------------------------------------------------------------------------------
Alabama Fund                  4.15            -           3.77
Florida Fund                  3.99          3.65          3.59
Georgia Fund                  4.04            -           3.63
Kentucky Fund                 4.22            -             -
Louisiana Fund                4.19            -           3.79
Maryland Fund                 3.85            -           3.45
Missouri Fund                 4.00            -           3.60
North Carolina Fund           4.05            -           3.67
Texas Fund                    4.36            -           3.98
Virginia Fund                 4.06            -           3.66

The following SEC formula was used to calculate these figures:

                                               6
                           Yield = 2 [(A-B + 1) - 1]
                                       ---
                                       cd

where:

a =    interest earned during the period
b =    expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =    the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2002, were:

                            CLASS A       CLASS B       CLASS C
                               (%)           (%)           (%)
-------------------------------------------------------------------------------
Alabama Fund                  7.11            -           6.46
Florida Fund                  6.50           5.94         5.85
Georgia Fund                  7.00            -           6.29
Kentucky Fund                 7.31            -            -
Louisiana Fund                7.26            -           6.57
Maryland Fund                 6.81            -           6.10
Missouri Fund                 6.93            -           6.24
North Carolina Fund           7.19            -           6.52
Texas Fund                    7.10            -           6.48
Virginia Fund                 7.02            -           6.32

As of February 28, 2002, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were as follows:

                                COMBINED RATE (%)
-------------------------------------------------------
Alabama Fund                       41.67
Florida Fund                       38.60
Georgia Fund                       42.28
Kentucky Fund                      42.28
Louisiana Fund                     42.28
Maryland Fund                      43.44
Missouri Fund                      42.28
North Carolina Fund                43.67
Texas Fund                         38.60
Virginia Fund                      42.13

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2002, were:

                             CLASS A       CLASS B       CLASS C
                               (%)           (%)           (%)
-------------------------------------------------------------------------------
Alabama Fund                  4.69            -           4.27
Florida Fund                  4.74           4.34         4.31
Georgia Fund                  4.55            -           4.13
Kentucky Fund                 4.54            -            -
Louisiana Fund                4.64            -           4.21
Maryland Fund                 4.51            -           4.06
Missouri Fund                 4.64            -           4.21
North Carolina Fund           4.54            -           4.12
Texas Fund                    4.70            -           4.25
Virginia Fund                 4.55            -           4.12

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2002, were:

                            CLASS A       CLASS B       CLASS C
                               (%)           (%)           (%)
-------------------------------------------------------------------------------
Alabama Fund                  8.04           -            7.32
Florida Fund                  7.72          7.07          7.02
Georgia Fund                  7.88           -            7.16
Kentucky Fund                 7.87           -             -
Louisiana Fund                8.04           -            7.29
Maryland Fund                 7.97           -            7.18
Missouri Fund                 8.04           -            7.29
North Carolina Fund           8.06           -            7.31
Texas Fund                    7.65           -            6.92
Virginia Fund                 7.86           -            7.12

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).
o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.
o Lipper, Inc.- Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $275 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 106 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2002, taxes could cost $44 on every $100 earned from a fully taxable investment (based on the combination of the new 38.6% federal tax rate and the highest state tax rate of 5.7% (after the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------


MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ALABAMA Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions. In addition, the position of the Alabama Department of Revenue, as reflected in the instructions to Form 40, Alabama Individual Income Tax Return, is that dividends derived from interest on United States obligations and/or Alabama municipal obligations that are received from a regulated investment company, such as the Alabama Fund, are exempt from the Alabama individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable.

Any distributions of capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.

FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.

GEORGIA Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions, will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income and are currently taxed at ordinary income tax rates.

KENTUCKY Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are generally includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

LOUISIANA Under Section 47:293(g)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax interest earned on obligations which Louisiana is prohibited from taxing by the constitutional laws of the United States is also exempt under Section 47:293, distributions from a regulated investment company, such as the Louisiana Fund, also will be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

MARYLAND Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207(c) of the Tax General Article, interest attributable to exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) also is exempt from Maryland's personal income tax. Under Section 10-207(c-1), this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Pursuant to Maryland Administrative Release No. 5 distributions of capital gains by the Maryland Fund that are derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be exempt from Maryland's personal income tax. Distributions of capital gains earned by the fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

MISSOURI Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.

NORTH CAROLINA Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, its possessions, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Information Bulletin dated January 1,2000, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations and provided that at the close of each quarter of its taxable year, at least 50 percent of the value of the assets of the regulated investment company consists of state and local bonds, the interest from which is exempt from federal income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of capital gains attributable from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

TEXAS does not presently impose any income tax on individuals, trusts, or estates.

VIRGINIA Section 58.1-322 of the Code of Virginia provides that interest and gains on obligations of the state of Virginia, its political subdivisions, and instrumentalities or direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under Title 23, Virginia Administrative Code 10-110-142, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from personal income tax to the extent attributable to such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of net short-term and net long-term capital gains earned by the fund from taxable obligations are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.


                                                                 TFT2 07/02






















FRANKLIN ALABAMA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ALABAMA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ALABAMA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ALABAMA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF ALABAMA GRAPHIC OMITTED]

Over the past decade, Alabama's economic base expanded and diversified, led by the services, trade and finance sectors. Unlike in previous years, however, these gains failed to offset losses in the state's traditional manufacturing sector for the 12 months ended September 30, 2001. Alabama's overall employment declined 1.2% for the same period while its unemployment rate rose from 4.6% to 5.0%. Similarly, the state's personal income growth rate dramatically slowed in 2000 to 2.2%, below the national average of 4.0%. 2

In 2001, after five years of rising general fund revenues that consistently outpaced estimates, Alabama's governor announced lower expected revenue collections from state and income taxes. State law requires that when actual revenues fall short of estimates, the governor must cut spending allocations through proration. The state implemented spending reductions of $266 million, including the first proration of its Education Trust Fund since 1992. 2 Alabama's prompt reaction to revenue shortfalls helped it maintain adequate fiscal operations.

Throughout the 1990s, Alabama's debt ratios improved considerably. In 2001, the state's debt ratios remained fairly stable, with net tax-supported debt as a percentage of personal income declining slightly to 2.2%, and debt per capita rising to $506, compared with the national medians of 2.1% and $541. 2,3





1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, ALABAMA (STATE OF), 11/5/01. This does not indicate Moody's rating of the Fund.
3. Source: Moody's Investors Service, MINNESOTA (STATE OF), 10/2/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 72.

Looking forward, economic growth prospects for Alabama remain relatively positive, bolstered by several new factories, most notably Mercedes-Benz and Honda. The near-term credit outlook for Alabama's general obligation (GO) bonds is stable, reflecting the state's conservative fiscal and debt management policies. Moody's Investors Service, an independent credit rating agency, retained the state's solid Aa3 general obligation rating. 2 A moderate yet slightly increasing debt load, along with state budgetary spending restrictions, should enable the state's municipal bonds to perform well in the future.


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.08 on February 28, 2001, to $11.22 on February 28, 2002.

We focused primarily on remaining fully invested throughout the period, as the yield spread between short- and long-maturity bonds remained fairly wide. Market volatility afforded us the opportunity to purchase bonds at attractive prices. Thus, we attempted to be more active when the market declined and yields increased. Notable purchases include Madison GO, Muscle Shoals GO and Troy State University Student Fee revenue bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 12 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.69%, based on an annualization of the current 4.58 cent ($0.0458) per share dividend and the maximum offering price of $11.72 on February 28, 2002. This tax-free rate is generally higher than the




PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
2/28/02

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------

Hospital & Health Care         24.1%

General Obligation             22.4%

Utilities                      19.5%

Corporate-Backed               16.7%

Transportation                  3.6%

Higher Education                3.4%

Housing                         3.3%

Prerefunded                     3.0%

Subject to Government
Appropriations                  2.2%

Tax-Supported                   1.8%

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/01-2/28/02

                                            DIVIDEND PER SHARE
                                           ---------------------

MONTH                                      CLASS A      CLASS C
----------------------------------------------------------------

March                                     4.75 cents  4.22 cents

April                                     4.75 cents  4.22 cents

May                                       4.75 cents  4.22 cents

June                                      4.73 cents  4.24 cents

July                                      4.73 cents  4.24 cents

August                                    4.73 cents  4.24 cents

September                                 4.73 cents  4.21 cents

October                                   4.73 cents  4.21 cents

November                                  4.73 cents  4.21 cents

December                                  4.48 cents  3.95 cents

January                                   4.48 cents  3.95 cents

February                                  4.48 cents  3.95 cents

----------------------------------------------------------------
TOTAL                                    56.07 CENTS 49.86 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.





after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 41.67% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Alabama Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Alabama state personal income tax bracket of 41.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $11.22     $11.08
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.5607

CLASS C                                        CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $11.29     $11.14
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                                $0.4986





PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.49%   +26.47%  +79.88%
Average Annual Total Return 2                        +1.98%    +3.90%   +5.59%
Avg. Ann. Total Return (3/31/02) 3                   -0.23%    +3.77%   +5.40%
Distribution Rate 4                       4.69%
Taxable Equivalent Distribution Rate 5    8.04%
30-Day Standardized Yield 6               4.15%
Taxable Equivalent Yield 5                7.11%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.96%   +23.06%  +39.94%
Average Annual Total Return 2                        +3.93%    +4.03%   +4.89%
Avg. Ann. Total Return (3/31/02) 3                   +1.67%    +3.88%   +4.59%
Distribution Rate 4                       4.27%
Taxable Equivalent Distribution Rate 5    7.32%
30-Day Standardized Yield 6               3.77%
Taxable Equivalent Yield 5                6.46%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



              Past performance does not guarantee future results.
12

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Alabama  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
03/01/1992              $9,573            $10,000           $10,000
03/31/1992              $9,589            $10,003           $10,051
04/30/1992              $9,676            $10,092           $10,065
05/31/1992              $9,804            $10,211           $10,079
06/30/1992              $9,943            $10,383           $10,115
07/31/1992              $10,263           $10,694           $10,137
08/31/1992              $10,144           $10,590           $10,165
09/30/1992              $10,169           $10,659           $10,194
10/31/1992              $9,996            $10,555           $10,229
11/30/1992              $10,230           $10,744           $10,244
12/31/1992              $10,386           $10,853           $10,236
01/31/1993              $10,507           $10,979           $10,287
02/28/1993              $10,829           $11,377           $10,323
03/31/1993              $10,787           $11,256           $10,359
04/30/1993              $10,869           $11,370           $10,388
05/31/1993              $10,918           $11,433           $10,402
06/30/1993              $11,076           $11,624           $10,417
07/31/1993              $11,080           $11,639           $10,417
08/31/1993              $11,286           $11,882           $10,446
09/30/1993              $11,434           $12,017           $10,468
10/31/1993              $11,473           $12,040           $10,511
11/30/1993              $11,438           $11,934           $10,518
12/31/1993              $11,658           $12,186           $10,518
01/31/1994              $11,770           $12,325           $10,547
02/28/1994              $11,543           $12,005           $10,582
03/31/1994              $11,150           $11,517           $10,618
04/30/1994              $11,190           $11,615           $10,633
05/31/1994              $11,264           $11,716           $10,641
06/30/1994              $11,228           $11,644           $10,677
07/31/1994              $11,410           $11,857           $10,706
08/31/1994              $11,456           $11,899           $10,749
09/30/1994              $11,331           $11,724           $10,778
10/31/1994              $11,134           $11,515           $10,785
11/30/1994              $10,901           $11,307           $10,799
12/31/1994              $11,140           $11,556           $10,799
01/31/1995              $11,443           $11,886           $10,842
02/28/1995              $11,723           $12,232           $10,886
03/31/1995              $11,837           $12,373           $10,922
04/30/1995              $11,889           $12,387           $10,958
05/31/1995              $12,167           $12,783           $10,980
06/30/1995              $12,110           $12,671           $11,002
07/31/1995              $12,179           $12,792           $11,002
08/31/1995              $12,289           $12,954           $11,030
09/30/1995              $12,365           $13,036           $11,052
10/31/1995              $12,521           $13,225           $11,089
11/30/1995              $12,721           $13,444           $11,081
12/31/1995              $12,842           $13,573           $11,073
01/31/1996              $12,903           $13,677           $11,138
02/29/1996              $12,865           $13,584           $11,174
03/31/1996              $12,736           $13,410           $11,232
04/30/1996              $12,731           $13,372           $11,276
05/31/1996              $12,751           $13,367           $11,297
06/30/1996              $12,886           $13,513           $11,304
07/31/1996              $12,983           $13,634           $11,326
08/31/1996              $12,999           $13,631           $11,347
09/30/1996              $13,162           $13,822           $11,384
10/31/1996              $13,309           $13,978           $11,420
11/30/1996              $13,506           $14,234           $11,442
12/31/1996              $13,479           $14,175           $11,442
01/31/1997              $13,511           $14,201           $11,478
02/28/1997              $13,619           $14,332           $11,514
03/31/1997              $13,499           $14,141           $11,543
04/30/1997              $13,606           $14,260           $11,556
05/31/1997              $13,757           $14,476           $11,550
06/30/1997              $13,903           $14,630           $11,563
07/31/1997              $14,238           $15,036           $11,577
08/31/1997              $14,134           $14,894           $11,599
09/30/1997              $14,308           $15,072           $11,628
10/31/1997              $14,403           $15,168           $11,657
11/30/1997              $14,501           $15,258           $11,650
12/31/1997              $14,699           $15,480           $11,636
01/31/1998              $14,813           $15,640           $11,658
02/28/1998              $14,816           $15,645           $11,681
03/31/1998              $14,849           $15,659           $11,703
04/30/1998              $14,824           $15,588           $11,724
05/31/1998              $14,776           $15,834           $11,745
06/30/1998              $14,758           $15,896           $11,759
07/31/1998              $14,807           $15,936           $11,773
08/31/1998              $14,989           $16,183           $11,787
09/30/1998              $15,127           $16,385           $11,801
10/30/1998              $15,121           $16,385           $11,830
11/30/1998              $15,175           $16,443           $11,830
12/31/1998              $15,201           $16,484           $11,823
01/31/1999              $15,332           $16,680           $11,851
02/28/1999              $15,292           $16,606           $11,865
03/31/1999              $15,353           $16,630           $11,901
04/30/1999              $15,378           $16,671           $11,988
05/31/1999              $15,321           $16,575           $11,988
06/30/1999              $15,136           $16,336           $11,988
07/31/1999              $15,158           $16,395           $12,024
08/31/1999              $14,949           $16,264           $12,053
09/30/1999              $14,946           $16,270           $12,110
10/31/1999              $14,741           $16,094           $12,132
11/30/1999              $14,815           $16,265           $12,140
12/31/1999              $14,652           $16,143           $12,140
01/31/2000              $14,514           $16,072           $12,176
02/29/2000              $14,691           $16,258           $12,248
03/31/2000              $15,037           $16,613           $12,348
04/30/2000              $14,952           $16,515           $12,356
05/31/2000              $14,890           $16,429           $12,370
06/30/2000              $15,241           $16,864           $12,435
07/31/2000              $15,415           $17,099           $12,463
08/31/2000              $15,643           $17,362           $12,463
09/30/2000              $15,526           $17,272           $12,528
10/31/2000              $15,681           $17,460           $12,549
11/30/2000              $15,805           $17,593           $12,557
12/31/2000              $16,086           $18,027           $12,549
01/31/2001              $16,113           $18,206           $12,629
02/28/2001              $16,180           $18,264           $12,679
03/31/2001              $16,281           $18,428           $12,708
04/30/2001              $16,119           $18,229           $12,759
05/31/2001              $16,277           $18,426           $12,816
06/30/2001              $16,433           $18,550           $12,838
07/31/2001              $16,688           $18,824           $12,802
08/31/2001              $16,983           $19,135           $12,802
09/30/2001              $16,913           $19,070           $12,860
10/31/2001              $17,126           $19,297           $12,816
11/30/2001              $17,027           $19,135           $12,794
12/31/2001              $16,852           $18,953           $12,744
01/31/2002              $17,040           $19,281           $12,774
02/28/2002              $17,221           $19,512           $12,825

Total Return            72.21%            95.12%            28.25%


CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Alabama  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
05/01/1995              $9,904            $10,000           $10,000
05/31/1995              $10,139           $10,319           $10,020
06/30/1995              $10,094           $10,229           $10,040
07/31/1995              $10,155           $10,326           $10,040
08/31/1995              $10,231           $10,458           $10,066
09/29/1995              $10,298           $10,523           $10,086
10/31/1995              $10,423           $10,676           $10,120
11/30/1995              $10,585           $10,853           $10,112
12/29/1995              $10,689           $10,957           $10,105
01/31/1996              $10,735           $11,041           $10,165
02/29/1996              $10,698           $10,966           $10,198
03/29/1996              $10,586           $10,825           $10,251
04/30/1996              $10,577           $10,795           $10,291
05/31/1996              $10,589           $10,791           $10,310
06/28/1996              $10,696           $10,908           $10,316
07/31/1996              $10,770           $11,006           $10,336
08/30/1996              $10,778           $11,004           $10,356
09/30/1996              $10,907           $11,158           $10,389
10/31/1996              $11,022           $11,284           $10,422
11/29/1996              $11,178           $11,491           $10,442
12/31/1996              $11,150           $11,443           $10,442
01/31/1997              $11,170           $11,464           $10,475
02/28/1997              $11,264           $11,570           $10,508
03/31/1997              $11,159           $11,416           $10,534
04/30/1997              $11,242           $11,512           $10,547
05/31/1997              $11,360           $11,686           $10,540
06/30/1997              $11,475           $11,811           $10,553
07/31/1997              $11,746           $12,138           $10,565
08/31/1997              $11,655           $12,024           $10,586
09/30/1997              $11,793           $12,167           $10,612
10/31/1997              $11,865           $12,245           $10,639
11/30/1997              $11,939           $12,317           $10,632
12/31/1997              $12,105           $12,497           $10,619
01/31/1998              $12,184           $12,626           $10,640
02/28/1998              $12,191           $12,629           $10,660
03/31/1998              $12,202           $12,641           $10,680
04/30/1998              $12,186           $12,584           $10,699
05/31/1998              $12,132           $12,783           $10,719
06/30/1998              $12,122           $12,832           $10,731
07/31/1998              $12,155           $12,865           $10,744
08/31/1998              $12,297           $13,064           $10,757
09/30/1998              $12,404           $13,227           $10,770
10/31/1998              $12,393           $13,227           $10,796
11/30/1998              $12,431           $13,274           $10,796
12/31/1998              $12,446           $13,307           $10,789
01/31/1999              $12,547           $13,465           $10,815
02/28/1999              $12,509           $13,406           $10,828
03/31/1999              $12,552           $13,425           $10,861
04/30/1999              $12,577           $13,458           $10,940
05/31/1999              $12,514           $13,380           $10,940
06/30/1999              $12,368           $13,187           $10,940
07/31/1999              $12,370           $13,235           $10,973
08/31/1999              $12,193           $13,129           $10,999
09/30/1999              $12,197           $13,134           $11,052
10/31/1999              $12,003           $12,992           $11,072
11/30/1999              $12,068           $13,130           $11,079
12/31/1999              $11,930           $13,032           $11,079
01/31/2000              $11,813           $12,974           $11,112
02/29/2000              $11,951           $13,125           $11,177
03/31/2000              $12,225           $13,411           $11,269
04/30/2000              $12,152           $13,332           $11,276
05/31/2000              $12,096           $13,263           $11,289
06/30/2000              $12,374           $13,614           $11,348
07/31/2000              $12,519           $13,803           $11,374
08/31/2000              $12,687           $14,016           $11,374
09/30/2000              $12,586           $13,943           $11,433
10/31/2000              $12,706           $14,095           $11,453
11/30/2000              $12,800           $14,202           $11,460
12/31/2000              $13,033           $14,553           $11,453
01/31/2001              $13,037           $14,697           $11,525
02/28/2001              $13,084           $14,744           $11,571
03/31/2001              $13,160           $14,877           $11,598
04/30/2001              $13,021           $14,716           $11,644
05/31/2001              $13,154           $14,875           $11,696
06/30/2001              $13,262           $14,974           $11,716
07/31/2001              $13,472           $15,196           $11,683
08/31/2001              $13,702           $15,447           $11,683
09/30/2001              $13,640           $15,394           $11,736
10/31/2001              $13,805           $15,578           $11,696
11/30/2001              $13,720           $15,447           $11,676
12/31/2001              $13,561           $15,300           $11,631
01/31/2002              $13,718           $15,565           $11,657
02/28/2002              $13,860           $15,751           $11,704

Total Return            38.60%            57.51%            17.04%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 67.7%
AA  --  7.6%
A   -- 16.4%
BBB --  8.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.





FRANKLIN FLORIDA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLORIDA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF FLORIDA MUNICIPAL BONDS. 1 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------




STATE UPDATE

[STATE OF FLORIDA GRAPHIC OMITTED]

The national economic recession, exacerbated by the September 11 attacks, negatively impacted Florida's service-based economy. Over the past decade, the state's economy shifted away from manufacturing toward services due to tourism industry and business services sector growth. As of February 28, 2002, the state's unemployment rate rose to 5.5%, the same as the national average. 2

Due to Florida's reliance on sales tax to fund 70% of its operations, it suffered from declining consumer confidence and reduced travel and tourism in late 2001. The state's above-average financial reserve levels and strong budget controls should help mitigate these concerns in the near term. Florida's constitutional budget stabilization and working capital reserve balances are projected to be $940 million and $300 million on June 30, 2002. 3 In addition, the state already implemented spending reductions that addressed more than half of fiscal year 2002's budget shortfall.

Despite rapidly growing debt levels during the past few years, Florida's tax-supported debt levels remained moderate during the period at $955 per capita and 3.6% of personal income. 4 To counter this accelerated debt issuance, Florida introduced a debt affordability model in 1999. The state established a framework for evaluating and limiting future bond programs to an acceptable debt-to-revenue ratio.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Bureau of Labor Statistics, 3/28/02.
3. Source: Standard & Poor's, RATINGSDIRECT, 2/1/02. This does not indicate Standard & Poor's rating of the Fund.
4. Source: Standard & Poor's, RATINGSDIRECT, 9/20/01. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 77.

Looking forward, Florida's history of conservative fiscal management should help support it during this time of budget stress. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation rating. 3 However, Moody's Investors Service, another independent credit rating agency, revised the state's outlook to negative from stable. Moody's anticipates the state will continue to experience budget pressures in the near future. 5


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.54 on February 28, 2001, to $11.71 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance at $286.6 billion. 6 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds. 7

Issuance increased dramatically in many states. For the year 2001, the supply of Florida bonds was up 31.8%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance. 6 These Puerto Rico bonds offered many attractive investment opportunities for Franklin Florida Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Notable purchases during the reporting period included Florida State Board of Education Capital Outlay GO bonds, and Puerto Rico PBA, South Broward Hospital District, Hillsborough County School Board Sales Tax, and Puerto Rico Commonwealth Highway


5. Source: Moody's Investors Service, FLORIDA (STATE OF), 12/19/01.
6. Source: THE BOND BUYER, 1/2/02.
7. Source: THE BOND BUYER, 2/1/02.




PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
2/28/02

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Hospital & Health Care          18.3%

Utilities                       17.4%

Prerefunded                     15.2%

Transportation                  13.2%

Tax-Supported                    9.8%

Housing                          8.0%

General Obligation               5.5%

Subject to Government
Appropriations                   5.0%

Other Revenue                    4.9%

Higher Education                 2.4%

Corporate-Backed                 0.3%

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/01-2/28/02

                                                  DIVIDEND PER SHARE
                                         ----------------------------------

MONTH                                    CLASS A     CLASS B      CLASS C
---------------------------------------------------------------------------

March                                   5.05 cents   4.46 cents  4.50 cents

April                                   5.05 cents   4.46 cents  4.50 cents

May                                     5.05 cents   4.46 cents  4.50 cents

June                                    5.00 cents   4.50 cents  4.47 cents

July                                    5.00 cents   4.50 cents  4.47 cents

August                                  5.00 cents   4.50 cents  4.47 cents

September                               4.97 cents   4.44 cents  4.44 cents

October                                 4.97 cents   4.44 cents  4.44 cents

November                                4.97 cents   4.44 cents  4.44 cents

December                                4.90 cents   4.33 cents  4.35 cents

January                                 4.90 cents   4.33 cents  4.35 cents

February                                4.90 cents   4.33 cents  4.35 cents
---------------------------------------------------------------------------
TOTAL                                  59.76 CENTS  53.19 CENTS 53.28 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



and Transportation Authority Transportation revenue bonds. During the 12 months under review, sales included revenue bonds issued by Clearwater MFR, Pinellas County HFA, Tampa Water and Sewer, Florida Municipal Loan Council and Hillsborough County Capital Improvement.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.74%, based on an annualization of the current 4.83 cent ($0.0483) per share dividend and the maximum offering price of $12.23 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.72% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Florida Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.17        $11.71     $11.54
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5976

CLASS B                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.19        $11.77     $11.58
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5319

CLASS C                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.18        $11.83     $11.65
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5328





              Past performance does not guarantee future results.
18

PERFORMANCE

CLASS A                                            1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.83%   +31.98%  +87.17%
Average Annual Total Return 2                       +2.30%    +4.80%   +6.01%
Avg. Ann. Total Return (3/31/02) 3                  -0.34%    +4.66%   +5.79%
Distribution Rate 4                      4.74%
Taxable Equivalent Distribution Rate 5   7.72%
30-Day Standardized Yield 6              3.99%
Taxable Equivalent Yield 5               6.50%


                                                                    INCEPTION
CLASS B                                                     1-YEAR  (2/1/00)
-----------------------------------------------------------------------------
Cumulative Total Return 1                                    +6.38%   +19.80%
Average Annual Total Return 2                                +2.38%    +7.76%
Avg. Ann. Total Return (3/31/02) 3                           -0.42%    +6.49%
Distribution Rate 4                      4.34%
Taxable Equivalent Distribution Rate 5   7.07%
30-Day Standardized Yield 6              3.65%
Taxable Equivalent Yield 5               5.94%


                                                                    INCEPTION
CLASS C                                            1-YEAR   5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.26%   +28.54%  +45.36%
Average Annual Total Return 2                       +4.19%    +4.93%   +5.48%
Avg. Ann. Total Return (3/31/02) 3                  +1.41%    +4.79%   +5.12%
Distribution Rate 4                      4.31%
Taxable Equivalent Distribution Rate 5   7.02%
30-Day Standardized Yield 6              3.59%
Taxable Equivalent Yield 5               5.85%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.30%

5-Year                +4.80%

10-Year               +6.01%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/02
--------------------------------

1-Year                    +2.38%

Since Inception (2/1/00)  +7.76%





TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Florida  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
03/01/1992              $9,573            $10,000           $10,000
03/31/1992              $9,601            $10,003           $10,051
04/30/1992              $9,689            $10,092           $10,065
05/31/1992              $9,811            $10,211           $10,079
06/30/1992              $9,926            $10,383           $10,115
07/31/1992              $10,282           $10,694           $10,137
08/31/1992              $10,175           $10,590           $10,165
09/30/1992              $10,176           $10,659           $10,194
10/31/1992              $10,016           $10,555           $10,229
11/30/1992              $10,224           $10,744           $10,244
12/31/1992              $10,381           $10,853           $10,236
01/31/1993              $10,515           $10,979           $10,287
02/28/1993              $10,792           $11,377           $10,323
03/31/1993              $10,763           $11,256           $10,359
04/30/1993              $10,856           $11,370           $10,388
05/31/1993              $10,936           $11,433           $10,402
06/30/1993              $11,095           $11,624           $10,417
07/31/1993              $11,112           $11,639           $10,417
08/31/1993              $11,282           $11,882           $10,446
09/30/1993              $11,405           $12,017           $10,468
10/31/1993              $11,486           $12,040           $10,511
11/30/1993              $11,435           $11,934           $10,518
12/31/1993              $11,627           $12,186           $10,518
01/31/1994              $11,750           $12,325           $10,547
02/28/1994              $11,532           $12,005           $10,582
03/31/1994              $11,180           $11,517           $10,618
04/30/1994              $11,232           $11,615           $10,633
05/31/1994              $11,297           $11,716           $10,641
06/30/1994              $11,283           $11,644           $10,677
07/31/1994              $11,448           $11,857           $10,706
08/31/1994              $11,477           $11,899           $10,749
09/30/1994              $11,374           $11,724           $10,778
10/31/1994              $11,238           $11,515           $10,785
11/30/1994              $11,027           $11,307           $10,799
12/31/1994              $11,239           $11,556           $10,799
01/31/1995              $11,535           $11,886           $10,842
02/28/1995              $11,809           $12,232           $10,886
03/31/1995              $11,906           $12,373           $10,922
04/30/1995              $11,951           $12,387           $10,958
05/31/1995              $12,234           $12,783           $10,980
06/30/1995              $12,212           $12,671           $11,002
07/31/1995              $12,284           $12,792           $11,002
08/31/1995              $12,386           $12,954           $11,030
09/30/1995              $12,455           $13,036           $11,052
10/31/1995              $12,605           $13,225           $11,089
11/30/1995              $12,776           $13,444           $11,081
12/31/1995              $12,890           $13,573           $11,073
01/31/1996              $12,954           $13,677           $11,138
02/29/1996              $12,906           $13,584           $11,174
03/31/1996              $12,802           $13,410           $11,232
04/30/1996              $12,776           $13,372           $11,276
05/31/1996              $12,788           $13,367           $11,297
06/30/1996              $12,937           $13,513           $11,304
07/31/1996              $13,015           $13,634           $11,326
08/31/1996              $13,010           $13,631           $11,347
09/30/1996              $13,188           $13,822           $11,384
10/31/1996              $13,303           $13,978           $11,420
11/30/1996              $13,492           $14,234           $11,442
12/31/1996              $13,455           $14,175           $11,442
01/31/1997              $13,466           $14,201           $11,478
02/28/1997              $13,578           $14,332           $11,514
03/31/1997              $13,424           $14,141           $11,543
04/30/1997              $13,545           $14,260           $11,556
05/31/1997              $13,700           $14,476           $11,550
06/30/1997              $13,839           $14,630           $11,563
07/31/1997              $14,167           $15,036           $11,577
08/31/1997              $14,064           $14,894           $11,599
09/30/1997              $14,165           $15,072           $11,628
10/31/1997              $14,260           $15,168           $11,657
11/30/1997              $14,346           $15,258           $11,650
12/31/1997              $14,547           $15,480           $11,636
01/31/1998              $14,699           $15,640           $11,658
02/28/1998              $14,715           $15,645           $11,681
03/31/1998              $14,746           $15,659           $11,703
04/30/1998              $14,720           $15,588           $11,724
05/31/1998              $14,895           $15,834           $11,745
06/30/1998              $14,946           $15,896           $11,759
07/31/1998              $15,005           $15,936           $11,773
08/31/1998              $15,199           $16,183           $11,787
09/30/1998              $15,337           $16,385           $11,801
10/31/1998              $15,357           $16,385           $11,830
11/30/1998              $15,425           $16,443           $11,830
12/31/1998              $15,473           $16,484           $11,823
01/31/1999              $15,590           $16,680           $11,851
02/28/1999              $15,564           $16,606           $11,865
03/31/1999              $15,585           $16,630           $11,901
04/30/1999              $15,623           $16,671           $11,988
05/31/1999              $15,540           $16,575           $11,988
06/30/1999              $15,347           $16,336           $11,988
07/31/1999              $15,357           $16,395           $12,024
08/31/1999              $15,228           $16,264           $12,053
09/30/1999              $15,171           $16,270           $12,110
10/31/1999              $14,953           $16,094           $12,132
11/30/1999              $15,081           $16,265           $12,140
12/31/1999              $14,961           $16,143           $12,140
01/31/2000              $14,863           $16,072           $12,176
02/29/2000              $15,012           $16,258           $12,248
03/31/2000              $15,341           $16,613           $12,348
04/30/2000              $15,256           $16,515           $12,356
05/31/2000              $15,166           $16,429           $12,370
06/30/2000              $15,543           $16,864           $12,435
07/31/2000              $15,770           $17,099           $12,463
08/31/2000              $15,982           $17,362           $12,463
09/30/2000              $15,907           $17,272           $12,528
10/31/2000              $16,068           $17,460           $12,549
11/30/2000              $16,195           $17,593           $12,557
12/31/2000              $16,593           $18,027           $12,549
01/31/2001              $16,696           $18,206           $12,629
02/28/2001              $16,780           $18,264           $12,679
03/31/2001              $16,929           $18,428           $12,708
04/30/2001              $16,772           $18,229           $12,759
05/31/2001              $16,934           $18,426           $12,816
06/30/2001              $17,049           $18,550           $12,838
07/31/2001              $17,338           $18,824           $12,802
08/31/2001              $17,620           $19,135           $12,802
09/30/2001              $17,569           $19,070           $12,860
10/31/2001              $17,801           $19,297           $12,816
11/30/2001              $17,646           $19,135           $12,794
12/31/2001              $17,478           $18,953           $12,744
01/31/2002              $17,748           $19,281           $12,774
02/28/2002              $17,922           $19,512           $12,825

Total Return            79.22%            95.12%            28.25%



CLASS B (2/1/00-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Florida  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
02/01/2000              $10,000           $10,000           $10,000
02/29/2000              $10,107           $10,116           $10,059
03/31/2000              $10,333           $10,337           $10,141
04/30/2000              $10,272           $10,276           $10,148
05/31/2000              $10,207           $10,222           $10,160
06/30/2000              $10,464           $10,493           $10,213
07/31/2000              $10,611           $10,639           $10,236
08/31/2000              $10,749           $10,803           $10,236
09/30/2000              $10,695           $10,747           $10,289
10/31/2000              $10,797           $10,864           $10,307
11/30/2000              $10,887           $10,946           $10,313
12/31/2000              $11,139           $11,217           $10,307
01/31/2001              $11,213           $11,328           $10,372
02/28/2001              $11,265           $11,364           $10,413
03/31/2001              $11,359           $11,466           $10,437
04/30/2001              $11,257           $11,342           $10,479
05/31/2001              $11,350           $11,465           $10,526
06/30/2001              $11,422           $11,542           $10,544
07/31/2001              $11,618           $11,712           $10,514
08/31/2001              $11,802           $11,906           $10,514
09/30/2001              $11,763           $11,865           $10,562
10/31/2001              $11,902           $12,006           $10,526
11/30/2001              $11,814           $11,906           $10,508
12/31/2001              $11,697           $11,792           $10,467
01/31/2002              $11,871           $11,996           $10,491
02/28/2002              $11,680           $12,140           $10,533

Total Return            16.80%            21.40%            5.33%

              Past performance does not guarantee future results.
20

CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Florida  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
05/01/1995              $9,904            $10,000           $10,000
05/31/1995              $10,176           $10,319           $10,020
06/30/1995              $10,161           $10,229           $10,040
07/31/1995              $10,207           $10,326           $10,040
08/31/1995              $10,295           $10,458           $10,066
09/29/1995              $10,355           $10,523           $10,086
10/31/1995              $10,464           $10,676           $10,120
11/30/1995              $10,610           $10,853           $10,112
12/29/1995              $10,698           $10,957           $10,105
01/31/1996              $10,746           $11,041           $10,165
02/29/1996              $10,702           $10,966           $10,198
03/29/1996              $10,601           $10,825           $10,251
04/30/1996              $10,575           $10,795           $10,291
05/31/1996              $10,579           $10,791           $10,310
06/28/1996              $10,706           $10,908           $10,316
07/31/1996              $10,754           $11,006           $10,336
08/30/1996              $10,744           $11,004           $10,356
09/30/1996              $10,895           $11,158           $10,389
10/31/1996              $10,993           $11,284           $10,422
11/29/1996              $11,142           $11,491           $10,442
12/31/1996              $11,107           $11,443           $10,442
01/31/1997              $11,111           $11,464           $10,475
02/28/1997              $11,200           $11,570           $10,508
03/31/1997              $11,069           $11,416           $10,534
04/30/1997              $11,164           $11,512           $10,547
05/31/1997              $11,286           $11,686           $10,540
06/30/1997              $11,395           $11,811           $10,553
07/31/1997              $11,668           $12,138           $10,565
08/31/1997              $11,568           $12,024           $10,586
09/30/1997              $11,655           $12,167           $10,612
10/31/1997              $11,726           $12,245           $10,639
11/30/1997              $11,791           $12,317           $10,632
12/31/1997              $11,949           $12,497           $10,619
01/31/1998              $12,067           $12,626           $10,640
02/28/1998              $12,074           $12,629           $10,660
03/31/1998              $12,094           $12,641           $10,680
04/30/1998              $12,067           $12,584           $10,699
05/31/1998              $12,205           $12,783           $10,719
06/30/1998              $12,250           $12,832           $10,731
07/31/1998              $12,282           $12,865           $10,744
08/31/1998              $12,444           $13,064           $10,757
09/30/1998              $12,539           $13,227           $10,770
10/31/1998              $12,549           $13,227           $10,796
11/30/1998              $12,608           $13,274           $10,796
12/31/1998              $12,631           $13,307           $10,789
01/31/1999              $12,731           $13,465           $10,815
02/28/1999              $12,703           $13,406           $10,828
03/31/1999              $12,714           $13,425           $10,861
04/30/1999              $12,740           $13,458           $10,940
05/31/1999              $12,667           $13,380           $10,940
06/30/1999              $12,505           $13,187           $10,940
07/31/1999              $12,508           $13,235           $10,973
08/31/1999              $12,386           $13,129           $10,999
09/30/1999              $12,335           $13,134           $11,052
10/31/1999              $12,154           $12,992           $11,072
11/30/1999              $12,262           $13,130           $11,079
12/31/1999              $12,159           $13,032           $11,079
01/31/2000              $12,064           $12,974           $11,112
02/29/2000              $12,179           $13,125           $11,177
03/31/2000              $12,449           $13,411           $11,269
04/30/2000              $12,365           $13,332           $11,276
05/31/2000              $12,286           $13,263           $11,289
06/30/2000              $12,594           $13,614           $11,348
07/31/2000              $12,770           $13,803           $11,374
08/31/2000              $12,935           $14,016           $11,374
09/30/2000              $12,869           $13,943           $11,433
10/31/2000              $12,991           $14,095           $11,453
11/30/2000              $13,099           $14,202           $11,460
12/31/2000              $13,402           $14,553           $11,453
01/31/2001              $13,490           $14,697           $11,525
02/28/2001              $13,551           $14,744           $11,571
03/31/2001              $13,663           $14,877           $11,598
04/30/2001              $13,531           $14,716           $11,644
05/31/2001              $13,642           $14,875           $11,696
06/30/2001              $13,739           $14,974           $11,716
07/31/2001              $13,961           $15,196           $11,683
08/31/2001              $14,180           $15,447           $11,683
09/30/2001              $14,134           $15,394           $11,736
10/31/2001              $14,312           $15,578           $11,696
11/30/2001              $14,194           $15,447           $11,676
12/31/2001              $14,042           $15,300           $11,631
01/31/2002              $14,263           $15,565           $11,657
02/28/2002              $14,397           $15,751           $11,704

Total Return            43.97%            57.51%            17.04%



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/02
--------------------------------

1-Year                    +4.19%

5-Year                    +4.93%

Since Inception (5/1/95)  +5.48%




7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 52.8%
AA  -- 21.7%
A   -- 10.3%
BBB --  8.4%
Below Investment Grade -- 1.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




FRANKLIN GEORGIA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GEORGIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND GEORGIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF GEORGIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF GEORGIA GRAPHIC OMITTED]

Owing to a vibrant, expanding economy, low debt burdens and strong financial management, Georgia remains one of the country's most sound economies and a leading producer of new jobs. With a low average cost of living and extensive, modern infrastructure, it is no wonder the state is home to a number of major corporate headquarters. Although the recession has hurt the manufacturing sector, service sector job creation has more than made up for the industrial losses. With a gain of almost 3% in employment growth in 2000, Georgia easily surpassed the national average for the sixth time in the last seven years. 2 As a result of such a stellar performance, Georgia's unemployment stood at 4.5% in December 2001, well below the nation's 5.8% level. 3

Likewise, Georgia is in very sound fiscal condition. The state recorded strong revenue growth of 6.4% in fiscal year 2001, giving Georgia a general fund surplus of $973 million for the year. Debt per capita recently stood at $679, while debt to personal income was 2.6%. 2 Although both of these figures are a bit higher than the national medians, they represent an improvement from where the state was two years ago.

Yet, like many states, Georgia is feeling the effects of the national recession, which has produced lower-than-projected revenue collections. Through the first quarter of fiscal year 2002, revenue collections were down 6.3%, as personal income tax receipts fell 2.1% and sales tax collections fell 6.0%. Hit hard by the economic slump, corporate profits in particular suffered and corporate income taxes were down more than 60%. 2


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, GEORGIA (STATE OF), 10/29/01.
3. Source: Bureau of Labor Statistics, 2/4/02.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 85.

Looking forward, Georgia seems to be taking the needed steps to solve the problem. The Office of Planning along with the governor have ordered all state agencies to reduce expenditures by 2.5% in fiscal year 2002 and a full 5% in 2003. It is largely proactive management such as this that has convinced Standard & Poor's, an independent credit rating agency, to assign the state's general obligation debt its highest rating, AAA. 4


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Georgia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.73 on February 28, 2001, to $11.86 on February 28, 2002.

Retail and institutional demand remained extremely strong throughout the year. Demand significantly outpaced supply in Georgia, even as new issue supply increased 5.8% in 2001 versus 2000. 5 The robust demand gave us the opportunity to sell bonds at relatively high retail prices. Notable sales included Atlanta GO, Georgia State GO and Clarke County Hospital Authority Revenue Certificates - Athens Regional Medical Center Project.

Franklin Georgia Tax-Free Income Fund is the largest Georgia municipal bond fund. Our size and leverage in the market allowed us to get the first look at primary and secondary market offerings. Subsequently, we were able to invest the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the 12 months were in A-rated or higher bonds. We found particular value in insured, AAA-rated hospital revenue bonds and multifamily housing revenue bonds. At period-end, 79.9% of the Fund's total long-term investments were rated AA or higher.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, hospital & health care represented the Fund's largest weighting, 18.3% of total long-term investments, followed by housing at 16.7%. Important purchases included revenue bonds for Albany Sewer System, DeKalb Water & Sewer, Gainesville &



4. Source: Standard & Poor's, RATINGSDIRECT, 9/15/01. This does not indicate Standard & Poor's rating of the Fund.
5. Source: THE BOND BUYER, 1/2/02.



PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
2/28/02

                                  % OF TOTAL
                                   LONG-TERM
                                  INVESTMENTS
---------------------------------------------

Hospital & Health Care                  18.3%

Housing                                 16.7%

Higher Education                        14.3%

Utilities                               13.7%

Prerefunded                              8.7%

Corporate-Backed                         6.5%

Transportation                           6.1%

General Obligation                       5.7%

Other Revenue                            5.3%

Tax-Supported                            2.7%

Subject to Government
Appropriations                           2.0%

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/01-2/28/02

                                                 DIVIDEND PER SHARE
                                         ----------------------------------

MONTH                                    CLASS A                   CLASS C
---------------------------------------------------------------------------

March                                  4.83 cents                4.25 cents

April                                  4.83 cents                4.25 cents

May                                    4.83 cents                4.25 cents

June                                   4.83 cents                4.30 cents

July                                   4.83 cents                4.30 cents

August                                 4.83 cents                4.30 cents

September                              4.78 cents                4.24 cents

October                                4.78 cents                4.24 cents

November                               4.78 cents                4.24 cents

December                               4.70 cents                4.14 cents

January                                4.70 cents                4.14 cents

February                               4.70 cents                4.14 cents

---------------------------------------------------------------------------
TOTAL                                 57.42 CENTS               50.79 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Hall County Hospital Authority for the Northeast Health System Inc., Valdosta and Lowndes County Hospital Authority for South Georgia Medical Center, and Clayton County MFHR for Southlake Cove and Vineyard Pointe.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields. 1 The Performance Summary beginning on page 26 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $12.39 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 42.28% would need to earn 7.88% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GEORGIA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Georgia state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.13        $11.86     $11.73
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5742

CLASS C                                     CHANGE        2/28/02    2/28/01
----------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.13        $11.94     $11.81
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                             $0.5079



PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +6.15%   +29.71%  +82.51%
Average Annual Total Return 2                         +1.65%    +4.42%   +5.74%
Avg. Ann. Total Return (3/31/02) 3                    -1.01%    +4.25%   +5.54%
Distribution Rate 4                       4.55%
Taxable Equivalent Distribution Rate 5    7.88%
30-Day Standardized Yield 6               4.04%
Taxable Equivalent Yield 5                7.00%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.52%   +26.18%  +42.25%
Average Annual Total Return 2                        +3.47%    +4.55%   +5.13%
Avg. Ann. Total Return (3/31/02) 3                   +0.76%    +4.37%   +4.80%
Distribution Rate 4                       4.13%
Taxable Equivalent Distribution Rate 5    7.16%
30-Day Standardized Yield 6               3.63%
Taxable Equivalent Yiel 5                 6.29%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

              Past performance does not guarantee future results.
26

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Georgia  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
03/01/1992              $9,571            $10,000           $10,000
03/31/1992              $9,589            $10,003           $10,051
04/30/1992              $9,679            $10,092           $10,065
05/31/1992              $9,805            $10,211           $10,079
06/30/1992              $9,934            $10,383           $10,115
07/31/1992              $10,265           $10,694           $10,137
08/31/1992              $10,149           $10,590           $10,165
09/30/1992              $10,179           $10,659           $10,194
10/31/1992              $9,999            $10,555           $10,229
11/30/1992              $10,228           $10,744           $10,244
12/31/1992              $10,384           $10,853           $10,236
01/31/1993              $10,466           $10,979           $10,287
02/28/1993              $10,754           $11,377           $10,323
03/31/1993              $10,712           $11,256           $10,359
04/30/1993              $10,837           $11,370           $10,388
05/31/1993              $10,902           $11,433           $10,402
06/30/1993              $11,093           $11,624           $10,417
07/31/1993              $11,099           $11,639           $10,417
08/31/1993              $11,293           $11,882           $10,446
09/30/1993              $11,435           $12,017           $10,468
10/31/1993              $11,474           $12,040           $10,511
11/30/1993              $11,432           $11,934           $10,518
12/31/1993              $11,620           $12,186           $10,518
01/31/1994              $11,759           $12,325           $10,547
02/28/1994              $11,508           $12,005           $10,582
03/31/1994              $11,125           $11,517           $10,618
04/30/1994              $11,167           $11,615           $10,633
05/31/1994              $11,243           $11,716           $10,641
06/30/1994              $11,196           $11,644           $10,677
07/31/1994              $11,385           $11,857           $10,706
08/31/1994              $11,432           $11,899           $10,749
09/30/1994              $11,320           $11,724           $10,778
10/31/1994              $11,147           $11,515           $10,785
11/30/1994              $10,929           $11,307           $10,799
12/31/1994              $11,185           $11,556           $10,799
01/31/1995              $11,485           $11,886           $10,842
02/28/1995              $11,727           $12,232           $10,886
03/31/1995              $11,840           $12,373           $10,922
04/30/1995              $11,872           $12,387           $10,958
05/31/1995              $12,146           $12,783           $10,980
06/30/1995              $12,101           $12,671           $11,002
07/31/1995              $12,159           $12,792           $11,002
08/31/1995              $12,277           $12,954           $11,030
09/30/1995              $12,322           $13,036           $11,052
10/31/1995              $12,479           $13,225           $11,089
11/30/1995              $12,640           $13,444           $11,081
12/31/1995              $12,759           $13,573           $11,073
01/31/1996              $12,808           $13,677           $11,138
02/29/1996              $12,771           $13,584           $11,174
03/31/1996              $12,656           $13,410           $11,232
04/30/1996              $12,661           $13,372           $11,276
05/31/1996              $12,693           $13,367           $11,297
06/30/1996              $12,815           $13,513           $11,304
07/31/1996              $12,888           $13,634           $11,326
08/31/1996              $12,903           $13,631           $11,347
09/30/1996              $13,063           $13,822           $11,384
10/31/1996              $13,177           $13,978           $11,420
11/30/1996              $13,347           $14,234           $11,442
12/31/1996              $13,354           $14,175           $11,442
01/31/1997              $13,379           $14,201           $11,478
02/28/1997              $13,471           $14,332           $11,514
03/31/1997              $13,351           $14,141           $11,543
04/30/1997              $13,454           $14,260           $11,556
05/31/1997              $13,600           $14,476           $11,550
06/30/1997              $13,719           $14,630           $11,563
07/31/1997              $14,010           $15,036           $11,577
08/31/1997              $13,918           $14,894           $11,599
09/30/1997              $14,061           $15,072           $11,628
10/31/1997              $14,140           $15,168           $11,657
11/30/1997              $14,233           $15,258           $11,650
12/31/1997              $14,404           $15,480           $11,636
01/31/1998              $14,516           $15,640           $11,658
02/28/1998              $14,519           $15,645           $11,681
03/31/1998              $14,550           $15,659           $11,703
04/30/1998              $14,536           $15,588           $11,724
05/31/1998              $14,718           $15,834           $11,745
06/30/1998              $14,761           $15,896           $11,759
07/31/1998              $14,793           $15,936           $11,773
08/31/1998              $14,968           $16,183           $11,787
09/30/1998              $15,137           $16,385           $11,801
10/31/1998              $15,105           $16,385           $11,830
11/30/1998              $15,169           $16,443           $11,830
12/31/1998              $15,217           $16,484           $11,823
01/31/1999              $15,330           $16,680           $11,851
02/28/1999              $15,278           $16,606           $11,865
03/31/1999              $15,313           $16,630           $11,901
04/30/1999              $15,362           $16,671           $11,988
05/31/1999              $15,277           $16,575           $11,988
06/30/1999              $15,077           $16,336           $11,988
07/31/1999              $15,086           $16,395           $12,024
08/31/1999              $14,911           $16,264           $12,053
09/30/1999              $14,870           $16,270           $12,110
10/31/1999              $14,655           $16,094           $12,132
11/30/1999              $14,765           $16,265           $12,140
12/31/1999              $14,634           $16,143           $12,140
01/31/2000              $14,501           $16,072           $12,176
02/29/2000              $14,710           $16,258           $12,248
03/31/2000              $15,054           $16,613           $12,348
04/30/2000              $14,984           $16,515           $12,356
05/31/2000              $14,898           $16,429           $12,370
06/30/2000              $15,288           $16,864           $12,435
07/31/2000              $15,464           $17,099           $12,463
08/31/2000              $15,708           $17,362           $12,463
09/30/2000              $15,592           $17,272           $12,528
10/31/2000              $15,787           $17,460           $12,549
11/30/2000              $15,921           $17,593           $12,557
12/31/2000              $16,301           $18,027           $12,549
01/31/2001              $16,401           $18,206           $12,629
02/28/2001              $16,463           $18,264           $12,679
03/31/2001              $16,618           $18,428           $12,708
04/30/2001              $16,450           $18,229           $12,759
05/31/2001              $16,590           $18,426           $12,816
06/30/2001              $16,724           $18,550           $12,838
07/31/2001              $16,972           $18,824           $12,802
08/31/2001              $17,242           $19,135           $12,802
09/30/2001              $17,116           $19,070           $12,860
10/31/2001              $17,366           $19,297           $12,816
11/30/2001              $17,228           $19,135           $12,794
12/31/2001              $17,067           $18,953           $12,744
01/31/2002              $17,282           $19,281           $12,774
02/28/2002              $17,470           $19,512           $12,825

Total Return            74.70%            95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Georgia  Lehman Brothers   CPI 7
                        Tax-Free          Municipal Bond
                        Income Fund       Index 7
05/01/1995              $9,897            $10,000           $10,000
05/31/1995              $10,129           $10,319           $10,020
06/30/1995              $10,103           $10,229           $10,040
07/31/1995              $10,155           $10,326           $10,040
08/31/1995              $10,240           $10,458           $10,066
09/29/1995              $10,282           $10,523           $10,086
10/31/1995              $10,397           $10,676           $10,120
11/30/1995              $10,536           $10,853           $10,112
12/29/1995              $10,629           $10,957           $10,105
01/31/1996              $10,665           $11,041           $10,165
02/29/1996              $10,630           $10,966           $10,198
03/29/1996              $10,530           $10,825           $10,251
04/30/1996              $10,530           $10,795           $10,291
05/31/1996              $10,550           $10,791           $10,310
06/28/1996              $10,645           $10,908           $10,316
07/31/1996              $10,707           $11,006           $10,336
08/30/1996              $10,712           $11,004           $10,356
09/30/1996              $10,847           $11,158           $10,389
10/31/1996              $10,936           $11,284           $10,422
11/29/1996              $11,062           $11,491           $10,442
12/31/1996              $11,072           $11,443           $10,442
01/31/1997              $11,079           $11,464           $10,475
02/28/1997              $11,160           $11,570           $10,508
03/31/1997              $11,056           $11,416           $10,534
04/30/1997              $11,125           $11,512           $10,547
05/31/1997              $11,248           $11,686           $10,540
06/30/1997              $11,340           $11,811           $10,553
07/31/1997              $11,574           $12,138           $10,565
08/31/1997              $11,493           $12,024           $10,586
09/30/1997              $11,605           $12,167           $10,612
10/31/1997              $11,663           $12,245           $10,639
11/30/1997              $11,734           $12,317           $10,632
12/31/1997              $11,879           $12,497           $10,619
01/31/1998              $11,955           $12,626           $10,640
02/28/1998              $11,962           $12,629           $10,660
03/31/1998              $11,970           $12,641           $10,680
04/30/1998              $11,954           $12,584           $10,699
05/31/1998              $12,097           $12,783           $10,719
06/30/1998              $12,137           $12,832           $10,731
07/31/1998              $12,158           $12,865           $10,744
08/31/1998              $12,295           $13,064           $10,757
09/30/1998              $12,428           $13,227           $10,770
10/31/1998              $12,395           $13,227           $10,796
11/30/1998              $12,441           $13,274           $10,796
12/31/1998              $12,475           $13,307           $10,789
01/31/1999              $12,572           $13,465           $10,815
02/28/1999              $12,524           $13,406           $10,828
03/31/1999              $12,547           $13,425           $10,861
04/30/1999              $12,572           $13,458           $10,940
05/31/1999              $12,499           $13,380           $10,940
06/30/1999              $12,330           $13,187           $10,940
07/31/1999              $12,333           $13,235           $10,973
08/31/1999              $12,184           $13,129           $10,999
09/30/1999              $12,143           $13,134           $11,052
10/31/1999              $11,964           $12,992           $11,072
11/30/1999              $12,057           $13,130           $11,079
12/31/1999              $11,934           $13,032           $11,079
01/31/2000              $11,821           $12,974           $11,112
02/29/2000              $11,985           $13,125           $11,177
03/31/2000              $12,259           $13,411           $11,269
04/30/2000              $12,198           $13,332           $11,276
05/31/2000              $12,122           $13,263           $11,289
06/30/2000              $12,433           $13,614           $11,348
07/31/2000              $12,581           $13,803           $11,374
08/31/2000              $12,762           $14,016           $11,374
09/30/2000              $12,664           $13,943           $11,433
10/31/2000              $12,816           $14,095           $11,453
11/30/2000              $12,919           $14,202           $11,460
12/31/2000              $13,232           $14,553           $11,453
01/31/2001              $13,305           $14,697           $11,525
02/28/2001              $13,349           $14,744           $11,571
03/31/2001              $13,466           $14,877           $11,598
04/30/2001              $13,313           $14,716           $11,644
05/31/2001              $13,430           $14,875           $11,696
06/30/2001              $13,532           $14,974           $11,716
07/31/2001              $13,724           $15,196           $11,683
08/31/2001              $13,935           $15,447           $11,683
09/30/2001              $13,828           $15,394           $11,736
10/31/2001              $14,022           $15,578           $11,696
11/30/2001              $13,905           $15,447           $11,676
12/31/2001              $13,769           $15,300           $11,631
01/31/2002              $13,936           $15,565           $11,657
02/28/2002              $14,079           $15,751           $11,704

Total Return            40.79%            57.51%            17.04%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 52.2%
AA  -- 26.5%
A   -- 11.5%
BBB --  5.6%
Below Investment Grade -- 4.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.





FRANKLIN KENTUCKY TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN KENTUCKY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND KENTUCKY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF KENTUCKY MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



COMMONWEALTH UPDATE 2

[STATE OF KENTUCKY GRAPHIC OMITTED]

During the recent, slowing economic times, Kentucky's efforts to diversify its economy have resulted in a more stable economic base, providing for more reliable, steady sources of government income. Although manufacturing and total employment are projected to remain flat in 2002, personal income growth is expected to grow slightly, a positive sign that workers are earning more. Furthermore, sales and use tax collections are expected to grow, albeit at a slower rate than in the past, helping to fill the government's coffers. In addition, debt levels remain manageable, and per capita and based on percent of income are quite moderate.

These developments should help Kentucky manage its budgetary challenges. After growing by leaps and bounds throughout the 1990s, Kentucky's economy slowed substantially in the first two years of the new millennium, causing budget shortfalls for fiscal years 2001 and 2002. The commonwealth rallied to pay fiscal year 2001's $159 million deficit, partly with $23 million in budgetary reserves, only to address fiscal year 2002's $290 million shortfall in September 2001. Governor Paul Patton solved the problem by once again dipping into budget reserves, as well as using unneeded appropriations. In October, another shortfall, $171 million, was announced. Additional rounds of spending cuts were implemented to tackle the latest deficit, including deductions in Medicaid and health services, postsecondary education and community-based family and children's services.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 2/4/02. This does not indicate Standard & Poor's rating of the Fund.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 89.

Kentucky's outlook is a bit uncertain. The budget deficits have caused a significant reduction in the commonwealth's liquidity. Additional shortfalls in the coming year are likely, and if Kentucky continues to use onetime measures to address these problems, its liquidity will be adversely affected. It is becoming imperative that the commonwealth establish a structural balance by the next biennial budget to preserve its credit profile. Nevertheless, Kentucky's general obligation debt still garners an AA rating, one of the highest from Standard & Poor's, an independent credit rating agency.


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.03 on February 28, 2001, to $11.13 on February 28, 2002.

Retail and institutional demand remained extremely strong throughout the year. Demand significantly outpaced supply in Kentucky, even as new issue supply increased 36.5% in 2001 versus 2000, as issuers took advantage of the relatively low rates to issue municipal bonds. 3 The robust demand gave us opportunities to sell bonds at relatively high retail prices. Notable sales included Madison County Utility District Revenue, Oldham County School District Finance Corp., Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue and Louisville and Jefferson County Metropolitan Sewer District and Drain System Revenue.

Subsequently, we invested the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for taking on the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the 12 months were in A-rated or higher bonds. We found particular value in insured, AAA-rated water revenue bonds and A-rated Commonwealth of Puerto Rico bonds. To remain fully invested, the Fund invested in Puerto Rico bonds, which are highly liquid and tax-free in many states.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, utilities represented the Fund's largest weighting, 21.9% of total long-term investments, followed by other revenue bonds, at 18.4%. Important purchases


3. Source: THE BOND BUYER, 1/2/02.




PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
2/28/02

                               % OF TOTAL
                                LONG-TERM
                               INVESTMENTS
------------------------------------------

Utilities                            21.9%

Other Revenue                        18.4%

Subject to Government
Appropriations                       17.0%

Hospital & Health Care               10.7%

General Obligation                    8.9%

Housing                               7.2%

Prerefunded                           5.8%

Transportation                        4.4%

Corporate-Backed                      3.5%

Tax-Supported                         2.2%

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund - Class A
3/1/01-2/28/02

                   DIVIDEND
MONTH              PER SHARE
-----------------------------

March              4.76 cents

April              4.76 cents

May                4.76 cents

June               4.71 cents

July               4.71 cents

August             4.71 cents

September          4.71 cents

October            4.71 cents

November           4.71 cents

December           4.30 cents

January            4.30 cents

February           4.30 cents

-----------------------------
TOTAL             55.44 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




included Puerto Rico Commonwealth GO and revenue bonds for Boone Florence Water Commission Water Supply Systems, Puerto Rico Public Building Authority, Campbell and Kenton Counties Sanitation District and Kentucky Infrastructure Authority.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 31 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.54%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 42.28% would need to earn 7.87% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.10        $11.13     $11.03
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5544



PERFORMANCE

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1                        +6.08%   +31.05%  +88.53%
Average Annual Total Return 2                    +1.57%    +4.65%   +6.08%
Avg. Ann. Total Return (3/31/02) 3               -1.01%    +4.59%   +5.88%
Distribution Rate 4                       4.54%
Taxable Equivalent Distribution Rate 5    7.87%
30-Day Standardized Yield 6               4.22%
Taxable Equivalent Yield 5                7.31%



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN KENTUCKY
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.96%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.62 on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Kentucky state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.





Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.57%

5-Year                +4.65%

10-Year               +6.08%




TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                  Franklin Kentucky  Lehman Brothers   CPI 7
                      Tax-Free           Municipal Bond
                      Income Fund        Index 7
03/01/1992            $9,579             $10,000           $10,000
03/31/1992            $9,603             $10,003           $10,051
04/30/1992            $9,683             $10,092           $10,065
05/31/1992            $9,827             $10,211           $10,079
06/30/1992            $9,964             $10,383           $10,115
07/31/1992            $10,368            $10,694           $10,137
08/31/1992            $10,191            $10,590           $10,165
09/30/1992            $10,215            $10,659           $10,194
10/31/1992            $10,047            $10,555           $10,229
11/30/1992            $10,332            $10,744           $10,244
12/31/1992            $10,486            $10,853           $10,236
01/31/1993            $10,605            $10,979           $10,287
02/28/1993            $10,928            $11,377           $10,323
03/31/1993            $10,862            $11,256           $10,359
04/30/1993            $10,979            $11,370           $10,388
05/31/1993            $11,060            $11,433           $10,402
06/30/1993            $11,288            $11,624           $10,417
07/31/1993            $11,323            $11,639           $10,417
08/31/1993            $11,552            $11,882           $10,446
09/30/1993            $11,722            $12,017           $10,468
10/31/1993            $11,796            $12,040           $10,511
11/30/1993            $11,668            $11,934           $10,518
12/31/1993            $11,945            $12,186           $10,518
01/31/1994            $12,077            $12,325           $10,547
02/28/1994            $11,729            $12,005           $10,582
03/31/1994            $11,067            $11,517           $10,618
04/30/1994            $11,154            $11,615           $10,633
05/31/1994            $11,276            $11,716           $10,641
06/30/1994            $11,170            $11,644           $10,677
07/31/1994            $11,427            $11,857           $10,706
08/31/1994            $11,463            $11,899           $10,749
09/30/1994            $11,196            $11,724           $10,778
10/31/1994            $10,871            $11,515           $10,785
11/30/1994            $10,596            $11,307           $10,799
12/31/1994            $10,925            $11,556           $10,799
01/31/1995            $11,358            $11,886           $10,842
02/28/1995            $11,756            $12,232           $10,886
03/31/1995            $11,885            $12,373           $10,922
04/30/1995            $11,893            $12,387           $10,958
05/31/1995            $12,324            $12,783           $10,980
06/30/1995            $12,145            $12,671           $11,002
07/31/1995            $12,216            $12,792           $11,002
08/31/1995            $12,376            $12,954           $11,030
09/30/1995            $12,477            $13,036           $11,052
10/31/1995            $12,699            $13,225           $11,089
11/30/1995            $12,945            $13,444           $11,081
12/31/1995            $13,094            $13,573           $11,073
01/31/1996            $13,156            $13,677           $11,138
02/29/1996            $13,016            $13,584           $11,174
03/31/1996            $12,828            $13,410           $11,232
04/30/1996            $12,817            $13,372           $11,276
05/31/1996            $12,834            $13,367           $11,297
06/30/1996            $13,000            $13,513           $11,304
07/31/1996            $13,087            $13,634           $11,326
08/31/1996            $13,087            $13,631           $11,347
09/30/1996            $13,294            $13,822           $11,384
10/31/1996            $13,457            $13,978           $11,420
11/30/1996            $13,688            $14,234           $11,442
12/31/1996            $13,654            $14,175           $11,442
01/31/1997            $13,658            $14,201           $11,478
02/28/1997            $13,783            $14,332           $11,514
03/31/1997            $13,599            $14,141           $11,543
04/30/1997            $13,722            $14,260           $11,556
05/31/1997            $13,917            $14,476           $11,550
06/30/1997            $14,070            $14,630           $11,563
07/31/1997            $14,450            $15,036           $11,577
08/31/1997            $14,347            $14,894           $11,599
09/30/1997            $14,515            $15,072           $11,628
10/31/1997            $14,599            $15,168           $11,657
11/30/1997            $14,713            $15,258           $11,650
12/31/1997            $14,935            $15,480           $11,636
01/31/1998            $15,066            $15,640           $11,658
02/28/1998            $15,080            $15,645           $11,681
03/31/1998            $15,124            $15,659           $11,703
04/30/1998            $15,066            $15,588           $11,724
05/31/1998            $15,304            $15,834           $11,745
06/30/1998            $15,369            $15,896           $11,759
07/31/1998            $15,402            $15,936           $11,773
08/31/1998            $15,620            $16,183           $11,787
09/30/1998            $15,791            $16,385           $11,801
10/31/1998            $15,755            $16,385           $11,830
11/30/1998            $15,810            $16,443           $11,830
12/31/1998            $15,848            $16,484           $11,823
01/31/1999            $16,000            $16,680           $11,851
02/28/1999            $15,916            $16,606           $11,865
03/31/1999            $15,965            $16,630           $11,901
04/30/1999            $15,989            $16,671           $11,988
05/31/1999            $15,898            $16,575           $11,988
06/30/1999            $15,675            $16,336           $11,988
07/31/1999            $15,683            $16,395           $12,024
08/31/1999            $15,487            $16,264           $12,053
09/30/1999            $15,453            $16,270           $12,110
10/31/1999            $15,206            $16,094           $12,132
11/30/1999            $15,324            $16,265           $12,140
12/31/1999            $15,179            $16,143           $12,140
01/31/2000            $15,044            $16,072           $12,176
02/29/2000            $15,257            $16,258           $12,248
03/31/2000            $15,634            $16,613           $12,348
04/30/2000            $15,468            $16,515           $12,356
05/31/2000            $15,295            $16,429           $12,370
06/30/2000            $15,722            $16,864           $12,435
07/31/2000            $15,991            $17,099           $12,463
08/31/2000            $16,258            $17,362           $12,463
09/30/2000            $16,129            $17,272           $12,528
10/31/2000            $16,326            $17,460           $12,549
11/30/2000            $16,473            $17,593           $12,557
12/31/2000            $16,924            $18,027           $12,549
01/31/2001            $17,000            $18,206           $12,629
02/28/2001            $17,040            $18,264           $12,679
03/31/2001            $17,210            $18,428           $12,708
04/30/2001            $16,991            $18,229           $12,759
05/31/2001            $17,175            $18,426           $12,816
06/30/2001            $17,340            $18,550           $12,838
07/31/2001            $17,609            $18,824           $12,802
08/31/2001            $17,873            $19,135           $12,802
09/30/2001            $17,672            $19,070           $12,860
10/31/2001            $17,930            $19,297           $12,816
11/30/2001            $17,792            $19,135           $12,794
12/31/2001            $17,604            $18,953           $12,744
01/31/2002            $17,864            $19,281           $12,774
02/28/2002            $18,047            $19,512           $12,825

Total Return          80.47%             95.12%            28.25%




7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
32

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LOUISIANA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND LOUISIANA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF LOUISIANA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF LOUISIANA GRAPHIC OMITTED]

Louisiana's commitment to improve its financial structure through reduced borrowing and the adoption of debt limitation measures is beginning to pay solid dividends. The state has sharply curtailed its onetime ballooning debt burden, and is well on its way to reducing debt service to 6% of general state receipts by fiscal year 2004, from the substantial 12.9% incurred in fiscal year 1994. 2 Since the 1980s, Louisiana has ranked near the top nationally in terms of debt per capita and debt as a percentage of personal income. Yet, in fiscal year 2001, these levels declined so considerably that the state's net tax-supported debt was $565 versus the $541 national median and net tax-supported debt as a percentage of personal income was 2.5% compared with the 2.1% median. 3 Furthermore, many analysts expect these levels to fall further.

Over the past several years, Louisiana has enacted a number of changes to improve its credit profile. In particular, the state has established measures to control and reduce Medicaid spending, which brought on a financial crisis in fiscal years 1995 and 1996, and limited future increases to grow only slightly. The fiscal year 2001 budget projected Medicaid spending to grow by less than 1%. 3 Other cost-cutting initiatives include matching recurring expenses with recurring revenues to limit future budget shortfalls as well as reducing government head count. Finally, Louisiana has committed to using any budget surplus since 1996 to prepay outstanding debt, paving the way to a more steady fiscal position. However, due to this, the state's general fund reserves remain rather low, a potential problem if the national economy continues to languish.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 6/5/01. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Moody's Investors Service, LOUISIANA (STATE OF), 6/4/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 93.




CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 69.1%
AA  --  0.4%
A   --  7.1%
BBB -- 19.7%
Below Investment Grade -- 3.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
2/28/02

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Utilities                       17.9%

Higher Education                17.5%

Hospital & Health Care          12.4%

Tax-Supported                   11.0%

Corporate-Backed                 9.0%

Housing                          8.7%

Prerefunded                      6.2%

Subject to Government
Appropriations                   6.2%

Other Revenue                    5.6%

General Obligation               4.9%

Transportation                   0.6%





The outlook for Louisiana is stable. The state will most likely remain on a track of tight fiscal management in both good times and bad. A stronger financial profile should allow the state to weather future economic downturns. Largely due to these factors, Standard & Poor's, an independent credit rating agency, has assigned Louisiana's general obligation debt an A rating, one of the agency's highest grades. 2


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Louisiana Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.22 on February 28, 2001, to $11.38 on February 28, 2002.

Retail and institutional demand remained extremely strong throughout the year. Demand significantly outpaced supply in Louisiana, even as new issue supply increased 51.3% in 2001 versus 2000, as issuers took advantage of the relatively low rates to issue municipal bonds. 4 The robust demand gave us the opportunity to sell bonds at relatively high retail prices. Notable sales included Lake Charles Nonprofit HDC, Louisiana Public Facilities Authority Revenue for Dillard University project and De Soto Parish Environmental Improvement Revenue for International Paper Co.

Franklin Louisiana Tax-Free Income Fund is the largest Louisiana municipal bond fund. Our size and leverage in the market allowed us to get the first look at primary and secondary market offerings. Subsequently, we were able to invest the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the 12 months were in A-rated or better bonds. We found particular value in insured, AAA-rated sales tax revenue and higher education revenue bonds. At period-end, 69.5% of the Fund's total long-term investments were rated AA or higher.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, utilities represented the Fund's largest weighting, 17.9% of total long-term investments, followed by higher education, at 17.5%. Important purchases



4. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/01-2/28/02

                                     DIVIDEND PER SHARE
                             ---------------------------------

MONTH                        CLASS A                   CLASS C
--------------------------------------------------------------

March                        4.80 cents             4.25 cents

April                        4.80 cents             4.25 cents

May                          4.80 cents             4.25 cents

June                         4.70 cents             4.20 cents

July                         4.70 cents             4.20 cents

August                       4.70 cents             4.20 cents

September                    4.70 cents             4.18 cents

October                      4.70 cents             4.18 cents

November                     4.70 cents             4.18 cents

December                     4.65 cents             4.11 cents

January                      4.65 cents             4.11 cents

February                     4.65 cents             4.11 cents

--------------------------------------------------------------
TOTAL                       56.55 CENTS            50.22 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




included revenue bonds issued by Jefferson Sales Tax District Special Sales Tax, East Baton Rouge Parish Sales and Use Tax and Louisiana Public Facilities Authority for Tulane University.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 37 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.64%, based on an annualization of the current 4.6 cent ($0.046) per share dividend and the maximum offering price of $11.89 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 42.28% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        2/28/02    2/28/01
---------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.16        $11.38     $11.22
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.5655

CLASS C                                    CHANGE        2/28/02    2/28/01
---------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.18        $11.47     $11.29
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                            $0.5022



PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.73%   +31.11%  +82.64%
Average Annual Total Return 2                       +2.17%    +4.66%   +5.75%
Avg. Ann. Total Return (3/31/02) 3                  -0.27%    +4.48%   +5.55%
Distribution Rate 4                       4.64%
Taxable Equivalent Distribution Rate 5    8.04%
30-Day Standardized Yield 6               4.19%
Taxable Equivalent Yield 5                7.26%


                                                                    INCEPTION
CLASS C                                            1-YEAR    5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.18%   +27.77%  +44.95%
Average Annual Total Return 2                       +4.17%    +4.82%   +5.43%
Avg. Ann. Total Return (3/31/02) 3                  -1.67%    +4.64%   +5.11%
Distribution Rate 4                       4.21%
Taxable Equivalent Distribution Rate 5    7.29%
30-Day Standardized Yield 6               3.79%
Taxable Equivalent Yield 5                6.57%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN LOUISIANA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Louisiana state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------






Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.17%

5-Year                +4.66%

10-Year               +5.75%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +4.17%

5-Year                   +4.82%

Since Inception (5/1/95) +5.43%





TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Louisiana  Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,578              $10,000           $10,000
03/31/1992              $9,604              $10,003           $10,051
04/30/1992              $9,682              $10,092           $10,065
05/31/1992              $9,803              $10,211           $10,079
06/30/1992              $9,925              $10,383           $10,115
07/31/1992              $10,292             $10,694           $10,137
08/31/1992              $10,164             $10,590           $10,165
09/30/1992              $10,181             $10,659           $10,194
10/31/1992              $10,024             $10,555           $10,229
11/30/1992              $10,233             $10,744           $10,244
12/31/1992              $10,400             $10,853           $10,236
01/31/1993              $10,515             $10,979           $10,287
02/28/1993              $10,814             $11,377           $10,323
03/31/1993              $10,765             $11,256           $10,359
04/30/1993              $10,840             $11,370           $10,388
05/31/1993              $10,882             $11,433           $10,402
06/30/1993              $11,089             $11,624           $10,417
07/31/1993              $11,104             $11,639           $10,417
08/31/1993              $11,274             $11,882           $10,446
09/30/1993              $11,386             $12,017           $10,468
10/31/1993              $11,399             $12,040           $10,511
11/30/1993              $11,375             $11,934           $10,518
12/31/1993              $11,557             $12,186           $10,518
01/31/1994              $11,649             $12,325           $10,547
02/28/1994              $11,448             $12,005           $10,582
03/31/1994              $11,040             $11,517           $10,618
04/30/1994              $11,050             $11,615           $10,633
05/31/1994              $11,144             $11,716           $10,641
06/30/1994              $11,097             $11,644           $10,677
07/31/1994              $11,281             $11,857           $10,706
08/31/1994              $11,315             $11,899           $10,749
09/30/1994              $11,218             $11,724           $10,778
10/31/1994              $11,048             $11,515           $10,785
11/30/1994              $10,790             $11,307           $10,799
12/31/1994              $11,001             $11,556           $10,799
01/31/1995              $11,319             $11,886           $10,842
02/28/1995              $11,581             $12,232           $10,886
03/31/1995              $11,644             $12,373           $10,922
04/30/1995              $11,675             $12,387           $10,958
05/31/1995              $11,958             $12,783           $10,980
06/30/1995              $11,879             $12,671           $11,002
07/31/1995              $11,960             $12,792           $11,002
08/31/1995              $12,070             $12,954           $11,030
09/30/1995              $12,158             $13,036           $11,052
10/31/1995              $12,316             $13,225           $11,089
11/30/1995              $12,497             $13,444           $11,081
12/31/1995              $12,608             $13,573           $11,073
01/31/1996              $12,658             $13,677           $11,138
02/29/1996              $12,596             $13,584           $11,174
03/31/1996              $12,488             $13,410           $11,232
04/30/1996              $12,471             $13,372           $11,276
05/31/1996              $12,513             $13,367           $11,297
06/30/1996              $12,638             $13,513           $11,304
07/31/1996              $12,735             $13,634           $11,326
08/31/1996              $12,772             $13,631           $11,347
09/30/1996              $12,926             $13,822           $11,384
10/31/1996              $13,050             $13,978           $11,420
11/30/1996              $13,248             $14,234           $11,442
12/31/1996              $13,219             $14,175           $11,442
01/31/1997              $13,239             $14,201           $11,478
02/28/1997              $13,347             $14,332           $11,514
03/31/1997              $13,237             $14,141           $11,543
04/30/1997              $13,320             $14,260           $11,556
05/31/1997              $13,472             $14,476           $11,550
06/30/1997              $13,621             $14,630           $11,563
07/31/1997              $13,924             $15,036           $11,577
08/31/1997              $13,842             $14,894           $11,599
09/30/1997              $14,003             $15,072           $11,628
10/31/1997              $14,097             $15,168           $11,657
11/30/1997              $14,182             $15,258           $11,650
12/31/1997              $14,385             $15,480           $11,636
01/31/1998              $14,488             $15,640           $11,658
02/28/1998              $14,480             $15,645           $11,681
03/31/1998              $14,511             $15,659           $11,703
04/30/1998              $14,472             $15,588           $11,724
05/31/1998              $14,662             $15,834           $11,745
06/30/1998              $14,712             $15,896           $11,759
07/31/1998              $14,734             $15,936           $11,773
08/31/1998              $14,928             $16,183           $11,787
09/30/1998              $15,091             $16,385           $11,801
10/30/1998              $15,058             $16,385           $11,830
11/30/1998              $15,112             $16,443           $11,830
12/31/1998              $15,160             $16,484           $11,823
01/31/1999              $15,291             $16,680           $11,851
02/28/1999              $15,236             $16,606           $11,865
03/31/1999              $15,283             $16,630           $11,901
04/30/1999              $15,320             $16,671           $11,988
05/31/1999              $15,234             $16,575           $11,988
06/30/1999              $15,037             $16,336           $11,988
07/31/1999              $15,033             $16,395           $12,024
08/31/1999              $14,834             $16,264           $12,053
09/30/1999              $14,817             $16,270           $12,110
10/31/1999              $14,582             $16,094           $12,132
11/30/1999              $14,709             $16,265           $12,140
12/31/1999              $14,572             $16,143           $12,140
01/31/2000              $14,446             $16,072           $12,176
02/29/2000              $14,635             $16,258           $12,248
03/31/2000              $14,992             $16,613           $12,348
04/30/2000              $14,892             $16,515           $12,356
05/31/2000              $14,799             $16,429           $12,370
06/30/2000              $15,177             $16,864           $12,435
07/31/2000              $15,375             $17,099           $12,463
08/31/2000              $15,615             $17,362           $12,463
09/30/2000              $15,537             $17,272           $12,528
10/31/2000              $15,724             $17,460           $12,549
11/30/2000              $15,892             $17,593           $12,557
12/31/2000              $16,277             $18,027           $12,549
01/31/2001              $16,348             $18,206           $12,629
02/28/2001              $16,400             $18,264           $12,679
03/31/2001              $16,533             $18,428           $12,708
04/30/2001              $16,370             $18,229           $12,759
05/31/2001              $16,543             $18,426           $12,816
06/30/2001              $16,639             $18,550           $12,838
07/31/2001              $16,924             $18,824           $12,802
08/31/2001              $17,174             $19,135           $12,802
09/30/2001              $17,104             $19,070           $12,860
10/31/2001              $17,377             $19,297           $12,816
11/30/2001              $17,264             $19,135           $12,794
12/31/2001              $17,076             $18,953           $12,744
01/31/2002              $17,314             $19,281           $12,774
02/28/2002              $17,494             $19,512           $12,825

Total Return            74.94%              95.12%            28.25%





CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Louisiana  Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,901              $10,000           $10,000
05/31/1995              $10,144             $10,319           $10,020
06/30/1995              $10,080             $10,229           $10,040
07/31/1995              $10,160             $10,326           $10,040
08/31/1995              $10,249             $10,458           $10,066
09/29/1995              $10,309             $10,523           $10,086
10/31/1995              $10,446             $10,676           $10,120
11/30/1995              $10,594             $10,853           $10,112
12/29/1995              $10,691             $10,957           $10,105
01/31/1996              $10,728             $11,041           $10,165
02/29/1996              $10,671             $10,966           $10,198
03/29/1996              $10,565             $10,825           $10,251
04/30/1996              $10,554             $10,795           $10,291
05/31/1996              $10,584             $10,791           $10,310
06/28/1996              $10,675             $10,908           $10,316
07/31/1996              $10,761             $11,006           $10,336
08/30/1996              $10,788             $11,004           $10,356
09/30/1996              $10,912             $11,158           $10,389
10/31/1996              $11,009             $11,284           $10,422
11/29/1996              $11,170             $11,491           $10,442
12/31/1996              $11,139             $11,443           $10,442
01/31/1997              $11,158             $11,464           $10,475
02/28/1997              $11,233             $11,570           $10,508
03/31/1997              $11,144             $11,416           $10,534
04/30/1997              $11,208             $11,512           $10,547
05/31/1997              $11,340             $11,686           $10,540
06/30/1997              $11,450             $11,811           $10,553
07/31/1997              $11,708             $12,138           $10,565
08/31/1997              $11,636             $12,024           $10,586
09/30/1997              $11,756             $12,167           $10,612
10/31/1997              $11,829             $12,245           $10,639
11/30/1997              $11,895             $12,317           $10,632
12/31/1997              $12,058             $12,497           $10,619
01/31/1998              $12,139             $12,626           $10,640
02/28/1998              $12,136             $12,629           $10,660
03/31/1998              $12,146             $12,641           $10,680
04/30/1998              $12,108             $12,584           $10,699
05/31/1998              $12,270             $12,783           $10,719
06/30/1998              $12,307             $12,832           $10,731
07/31/1998              $12,318             $12,865           $10,744
08/31/1998              $12,473             $13,064           $10,757
09/30/1998              $12,593             $13,227           $10,770
10/31/1998              $12,571             $13,227           $10,796
11/30/1998              $12,610             $13,274           $10,796
12/31/1998              $12,634             $13,307           $10,789
01/31/1999              $12,747             $13,465           $10,815
02/28/1999              $12,696             $13,406           $10,828
03/31/1999              $12,739             $13,425           $10,861
04/30/1999              $12,753             $13,458           $10,940
05/31/1999              $12,677             $13,380           $10,940
06/30/1999              $12,507             $13,187           $10,940
07/31/1999              $12,497             $13,235           $10,973
08/31/1999              $12,327             $13,129           $10,999
09/30/1999              $12,307             $13,134           $11,052
10/31/1999              $12,109             $12,992           $11,072
11/30/1999              $12,208             $13,130           $11,079
12/31/1999              $12,090             $13,032           $11,079
01/31/2000              $11,981             $12,974           $11,112
02/29/2000              $12,132             $13,125           $11,177
03/31/2000              $12,421             $13,411           $11,269
04/30/2000              $12,333             $13,332           $11,276
05/31/2000              $12,250             $13,263           $11,289
06/30/2000              $12,555             $13,614           $11,348
07/31/2000              $12,712             $13,803           $11,374
08/31/2000              $12,915             $14,016           $11,374
09/30/2000              $12,834             $13,943           $11,433
10/31/2000              $12,982             $14,095           $11,453
11/30/2000              $13,114             $14,202           $11,460
12/31/2000              $13,435             $14,553           $11,453
01/31/2001              $13,488             $14,697           $11,525
02/28/2001              $13,524             $14,744           $11,571
03/31/2001              $13,626             $14,877           $11,598
04/30/2001              $13,485             $14,716           $11,644
05/31/2001              $13,622             $14,875           $11,696
06/30/2001              $13,706             $14,974           $11,716
07/31/2001              $13,920             $15,196           $11,683
08/31/2001              $14,130             $15,447           $11,683
09/30/2001              $14,055             $15,394           $11,736
10/31/2001              $14,272             $15,578           $11,696
11/30/2001              $14,184             $15,447           $11,676
12/31/2001              $14,013             $15,300           $11,631
01/31/2002              $14,199             $15,565           $11,657
02/28/2002              $14,352             $15,751           $11,704

Total Return            43.52%              57.51%            17.04%





7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
38

FRANKLIN MARYLAND TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MARYLAND TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MARYLAND STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MARYLAND MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

[STATE OF MARYLAND GRAPHIC OMITTED]

STATE UPDATE
Maryland is a wealthy state and its per capita personal income levels remained the fifth highest at 113% of the national average. 2 After a slow recovery from the early 1990s' recession, Maryland's economy rebounded over the past several years and has shown fewer signs of decelerating than other manufacturing-heavy states. The state's broad-based economy was well-balanced and its labor force was stable. Leading employment sectors included services (36.0%), trade (22.2%), government (18.2%) and manufacturing (7.0%). 2 In the aftermath of September 11's tragic events, Maryland's economy was still strong but unemployment applications increased 21% in the three weeks after the attacks. 3

Economic growth helped Maryland build up its reserves, while maintaining prudent budgetary and debt management policies. Each of the past seven years generated operating surpluses. Following September 11, however, the state's legislators expressed deep concerns about the future. The latest estimates show an $83.8 million revenue shortfall during the first two months of Maryland's current fiscal year. 3 The temporary closing of the Baltimore-Washington International Airport contributed to declining revenues. Placing additional pressure on the state's $21 billion budget are the governor's plans for increased security spending.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 7/10/01.
3. Source: Moody's Investors Service, RESEARCH: THE STATE OF THE STATES,
10/18/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 97.





CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 55.5%
AA  -- 18.9
A   -- 16.4%
BBB -- 9.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
2/28/02

                             % OF TOTAL
                              LONG-TERM
                             INVESTMENTS
----------------------------------------

Hospital & Health Care             24.0%

Utilities                          21.1%

Housing                            14.6%

General Obligation                 11.6%

Prerefunded                        10.5%

Subject to Government
Appropriations                      7.2%

Transportation                      4.7%

Higher Education                    3.7%

Tax-Supported                       1.7%

Corporate-Backed                    0.6%

Other Revenue                       0.3%






Looking forward, Maryland's diversified economic base and conservative financial management policies bode well for the state's economic and fiscal future. The state's debt levels were moderate at $899 per capita and 2.6% of personal income, compared with the $541 and 2.1% 2001 national averages. 2,4 Consequently, Moody's Investors Service, an independent credit rating agency, expects Maryland's credit outlook to remain stable and maintained its highest-possible Aaa general obligation bond rating. 5


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.36 on February 28, 2001, to $11.52 on February 28, 2002.

We focused primarily on remaining fully invested throughout the period, as the yield spread between short- and long-maturity bonds remained fairly wide. Maryland municipal bond market activity continued to be light due to the state's low municipal bond supply levels compared with other states. As a result, Maryland issues traded at lower yields than nationally-traded state bonds. Notable purchases during the 12-month period include revenue bonds issued by Puerto Rico Electric Power Authority, Maryland State Transportation Facilities Authority and Maryland State Health and Higher Education Facilities Authority - Mercy Medical Center. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")



4. Source: Moody's Investors Service, MINNESOTA (STATE OF), 10/2/01.
5. Source: Moody's Investors Service, OUTLOOK FOR STATE SECTOR IS NEGATIVE, 12/01. This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/01-2/28/02

                                        DIVIDEND PER SHARE
                                 ---------------------------------

MONTH                            CLASS A                  CLASS C
------------------------------------------------------------------

March                            4.70 cents             4.12 cents

April                            4.70 cents             4.12 cents

May                              4.70 cents             4.12 cents

June                             4.62 cents             4.11 cents

July                             4.62 cents             4.11 cents

August                           4.62 cents             4.11 cents

September                        4.62 cents             4.10 cents

October                          4.62 cents             4.10 cents

November                         4.62 cents             4.10 cents
December                         4.52 cents             3.98 cents

January                          4.52 cents             3.98 cents

February                         4.52 cents             3.98 cents

------------------------------------------------------------------
TOTAL                           55.38 CENTS            48.93 CENTS




*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 43 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.51%, based on an annualization of the current 4.52 cent ($0.0452) per share dividend and the maximum offering price of $12.03 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 43.44% would need to earn 7.97% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Maryland Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.16        $11.52     $11.36
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5538

CLASS C                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.17        $11.63     $11.46
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.4893



PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +6.44%   +31.60%  +87.06%
Average Annual Total Return 2                       +1.95%    +4.74%   +6.00%
Avg. Ann. Total Return (3/31/02) 3                  -0.54%    +4.63%   +5.80%
Distribution Rate 4                       4.51%
Taxable Equivalent Distribution Rate 5    7.97%
30-Day Standardized Yield 6               3.85%
Taxable Equivalent Yield 5                6.81%


                                                                    INCEPTION
CLASS C                                            1-YEAR    5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +5.88%   +28.18%  +46.34%
Average Annual Total Return 2                       +3.79%    +4.87%   +5.58%
Avg. Ann. Total Return (3/31/02) 3                  +1.25%    +4.78%   +5.24%
Distribution Rate 4                       4.06%
Taxable Equivalent Distribution Rate 5    7.18%
30-Day Standardized Yield 6               3.45%
Taxable Equivalent Yield 5                6.10%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN MARYLAND
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Maryland state and local personal income tax bracket of 43.44%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.95%

5-Year                +4.74%

10-Year               +6.00%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +3.79%

5-Year                   +4.87%

Since Inception (5/1/95) +5.58%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Maryland   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,575              $10,000           $10,000
03/31/1992              $9,589              $10,003           $10,051
04/30/1992              $9,676              $10,092           $10,065
05/31/1992              $9,806              $10,211           $10,079
06/30/1992              $9,930              $10,383           $10,115
07/31/1992              $10,240             $10,694           $10,137
08/31/1992              $10,132             $10,590           $10,165
09/30/1992              $10,155             $10,659           $10,194
                        $9,992              $10,555           $10,229
11/30/1992              $10,222             $10,744           $10,244
12/31/1992              $10,381             $10,853           $10,236
01/31/1993              $10,507             $10,979           $10,287
02/28/1993              $10,810             $11,377           $10,323
03/31/1993              $10,766             $11,256           $10,359
04/30/1993              $10,860             $11,370           $10,388
05/31/1993              $10,900             $11,433           $10,402
06/30/1993              $11,101             $11,624           $10,417
07/31/1993              $11,132             $11,639           $10,417
08/31/1993              $11,313             $11,882           $10,446
09/30/1993              $11,376             $12,017           $10,468
10/31/1993              $11,425             $12,040           $10,511
11/30/1993              $11,388             $11,934           $10,518
12/31/1993              $11,643             $12,186           $10,518
01/31/1994              $11,745             $12,325           $10,547
02/28/1994              $11,527             $12,005           $10,582
03/31/1994              $11,086             $11,517           $10,618
04/30/1994              $11,095             $11,615           $10,633
05/31/1994              $11,200             $11,716           $10,641
06/30/1994              $11,149             $11,644           $10,677
07/31/1994              $11,345             $11,857           $10,706
08/31/1994              $11,390             $11,899           $10,749
09/30/1994              $11,246             $11,724           $10,778
10/31/1994              $11,028             $11,515           $10,785
11/30/1994              $10,762             $11,307           $10,799
12/31/1994              $11,050             $11,556           $10,799
01/31/1995              $11,394             $11,886           $10,842
02/28/1995              $11,736             $12,232           $10,886
03/31/1995              $11,851             $12,373           $10,922
04/30/1995              $11,859             $12,387           $10,958
05/31/1995              $12,178             $12,783           $10,980
06/30/1995              $12,085             $12,671           $11,002
07/31/1995              $12,253             $12,792           $11,002
08/31/1995              $12,397             $12,954           $11,030
09/30/1995              $12,496             $13,036           $11,052
10/31/1995              $12,645             $13,225           $11,089
11/30/1995              $12,839             $13,444           $11,081
12/31/1995              $12,961             $13,573           $11,073
01/31/1996              $13,010             $13,677           $11,138
02/29/1996              $12,933             $13,584           $11,174
03/31/1996              $12,786             $13,410           $11,232
04/30/1996              $12,777             $13,372           $11,276
05/31/1996              $12,783             $13,367           $11,297
06/30/1996              $12,908             $13,513           $11,304
07/31/1996              $13,017             $13,634           $11,326
08/31/1996              $13,006             $13,631           $11,347
09/30/1996              $13,195             $13,822           $11,384
10/31/1996              $13,319             $13,978           $11,420
11/30/1996              $13,531             $14,234           $11,442
12/31/1996              $13,475             $14,175           $11,442
01/31/1997              $13,493             $14,201           $11,478
02/28/1997              $13,613             $14,332           $11,514
03/31/1997              $13,450             $14,141           $11,543
04/30/1997              $13,556             $14,260           $11,556
05/31/1997              $13,731             $14,476           $11,550
06/30/1997              $13,865             $14,630           $11,563
07/31/1997              $14,205             $15,036           $11,577
08/31/1997              $14,104             $14,894           $11,599
09/30/1997              $14,265             $15,072           $11,628
10/31/1997              $14,343             $15,168           $11,657
11/30/1997              $14,438             $15,258           $11,650
12/31/1997              $14,626             $15,480           $11,636
01/31/1998              $14,738             $15,640           $11,658
02/28/1998              $14,737             $15,645           $11,681
03/31/1998              $14,765             $15,659           $11,703
04/30/1998              $14,747             $15,588           $11,724
05/31/1998              $14,949             $15,834           $11,745
06/30/1998              $15,015             $15,896           $11,759
07/31/1998              $15,058             $15,936           $11,773
08/31/1998              $15,253             $16,183           $11,787
09/30/1998              $15,404             $16,385           $11,801
10/31/1998              $15,419             $16,385           $11,830
11/30/1998              $15,458             $16,443           $11,830
12/31/1998              $15,489             $16,484           $11,823
01/31/1999              $15,617             $16,680           $11,851
02/28/1999              $15,572             $16,606           $11,865
03/31/1999              $15,601             $16,630           $11,901
04/30/1999              $15,662             $16,671           $11,988
05/31/1999              $15,585             $16,575           $11,988
06/30/1999              $15,367             $16,336           $11,988
07/31/1999              $15,400             $16,395           $12,024
08/31/1999              $15,165             $16,264           $12,053
09/30/1999              $15,131             $16,270           $12,110
10/31/1999              $14,889             $16,094           $12,132
11/30/1999              $15,042             $16,265           $12,140
12/31/1999              $14,899             $16,143           $12,140
01/31/2000              $14,795             $16,072           $12,176
02/29/2000              $14,969             $16,258           $12,248
03/31/2000              $15,315             $16,613           $12,348
04/30/2000              $15,266             $16,515           $12,356
05/31/2000              $15,141             $16,429           $12,370
06/30/2000              $15,521             $16,864           $12,435
07/31/2000              $15,763             $17,099           $12,463
08/31/2000              $16,033             $17,362           $12,463
09/30/2000              $15,980             $17,272           $12,528
10/31/2000              $16,138             $17,460           $12,549
11/30/2000              $16,277             $17,593           $12,557
12/31/2000              $16,635             $18,027           $12,549
01/31/2001              $16,736             $18,206           $12,629
02/28/2001              $16,832             $18,264           $12,679
03/31/2001              $16,949             $18,428           $12,708
04/30/2001              $16,812             $18,229           $12,759
05/31/2001              $16,957             $18,426           $12,816
06/30/2001              $17,097             $18,550           $12,838
07/31/2001              $17,339             $18,824           $12,802
08/31/2001              $17,606             $19,135           $12,802
09/30/2001              $17,549             $19,070           $12,860
10/31/2001              $17,763             $19,297           $12,816
11/30/2001              $17,646             $19,135           $12,794
12/31/2001              $17,485             $18,953           $12,744
01/31/2002              $17,723             $19,281           $12,774
02/28/2002              $17,912             $19,512           $12,825

Total Return            79.12%              95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Maryland   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,900              $10,000           $10,000
05/31/1995              $10,178             $10,319           $10,020
06/30/1995              $10,094             $10,229           $10,040
07/31/1995              $10,237             $10,326           $10,040
08/31/1995              $10,352             $10,458           $10,066
09/29/1995              $10,420             $10,523           $10,086
10/31/1995              $10,557             $10,676           $10,120
11/30/1995              $10,712             $10,853           $10,112
12/29/1995              $10,808             $10,957           $10,105
01/31/1996              $10,852             $11,041           $10,165
02/29/1996              $10,797             $10,966           $10,198
03/29/1996              $10,679             $10,825           $10,251
04/30/1996              $10,657             $10,795           $10,291
05/31/1996              $10,665             $10,791           $10,310
06/28/1996              $10,755             $10,908           $10,316
07/31/1996              $10,839             $11,006           $10,336
08/30/1996              $10,835             $11,004           $10,356
09/30/1996              $10,977             $11,158           $10,389
10/31/1996              $11,083             $11,284           $10,422
11/29/1996              $11,244             $11,491           $10,442
12/31/1996              $11,202             $11,443           $10,442
01/31/1997              $11,210             $11,464           $10,475
02/28/1997              $11,303             $11,570           $10,508
03/31/1997              $11,162             $11,416           $10,534
04/30/1997              $11,244             $11,512           $10,547
05/31/1997              $11,394             $11,686           $10,540
06/30/1997              $11,500             $11,811           $10,553
07/31/1997              $11,775             $12,138           $10,565
08/31/1997              $11,686             $12,024           $10,586
09/30/1997              $11,813             $12,167           $10,612
10/31/1997              $11,872             $12,245           $10,639
11/30/1997              $11,944             $12,317           $10,632
12/31/1997              $12,103             $12,497           $10,619
01/31/1998              $12,179             $12,626           $10,640
02/28/1998              $12,172             $12,629           $10,660
03/31/1998              $12,200             $12,641           $10,680
04/30/1998              $12,169             $12,584           $10,699
05/31/1998              $12,340             $12,783           $10,719
06/30/1998              $12,388             $12,832           $10,731
07/31/1998              $12,418             $12,865           $10,744
08/31/1998              $12,570             $13,064           $10,757
09/30/1998              $12,688             $13,227           $10,770
10/31/1998              $12,695             $13,227           $10,796
11/30/1998              $12,720             $13,274           $10,796
12/31/1998              $12,741             $13,307           $10,789
01/31/1999              $12,840             $13,465           $10,815
02/28/1999              $12,796             $13,406           $10,828
03/31/1999              $12,824             $13,425           $10,861
04/30/1999              $12,857             $13,458           $10,940
05/31/1999              $12,788             $13,380           $10,940
06/30/1999              $12,605             $13,187           $10,940
07/31/1999              $12,626             $13,235           $10,973
08/31/1999              $12,430             $13,129           $10,999
09/30/1999              $12,395             $13,134           $11,052
10/31/1999              $12,193             $12,992           $11,072
11/30/1999              $12,311             $13,130           $11,079
12/31/1999              $12,190             $13,032           $11,079
01/31/2000              $12,101             $12,974           $11,112
02/29/2000              $12,237             $13,125           $11,177
03/31/2000              $12,524             $13,411           $11,269
04/30/2000              $12,467             $13,332           $11,276
05/31/2000              $12,371             $13,263           $11,289
06/30/2000              $12,673             $13,614           $11,348
07/31/2000              $12,852             $13,803           $11,374
08/31/2000              $13,065             $14,016           $11,374
09/30/2000              $13,017             $13,943           $11,433
10/31/2000              $13,151             $14,095           $11,453
11/30/2000              $13,257             $14,202           $11,460
12/31/2000              $13,540             $14,553           $11,453
01/31/2001              $13,614             $14,697           $11,525
02/28/2001              $13,685             $14,744           $11,571
03/31/2001              $13,785             $14,877           $11,598
04/30/2001              $13,655             $14,716           $11,644
05/31/2001              $13,777             $14,875           $11,696
06/30/2001              $13,884             $14,974           $11,716
07/31/2001              $14,072             $15,196           $11,683
08/31/2001              $14,280             $15,447           $11,683
09/30/2001              $14,229             $15,394           $11,736
10/31/2001              $14,394             $15,578           $11,696
11/30/2001              $14,294             $15,447           $11,676
12/31/2001              $14,159             $15,300           $11,631
01/31/2002              $14,343             $15,565           $11,657
02/28/2002              $14,488             $15,751           $11,704

Total Return            44.88%              57.51%            17.04%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
44

FRANKLIN MISSOURI TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MISSOURI TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MISSOURI STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MISSOURI MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------


STATE UPDATE

[STATE OF MISSOURI GRAPHIC OMITTED]

Missouri appears well prepared for the current economic slowdown. Through sound financial management, the state was able to build up budget reserve levels during the strong, late-1990s' economy. Because of its focus on responding quickly to fiscal challenges, the state has been able to maintain balanced budgets through the years by adjusting revenues and expenditures as needed. It finished fiscal year 2001 without incurring a deficit despite a significant drop in revenue growth due to the slowing economy, tax cuts and the state's new prescription drug credit for senior citizens. Responding aggressively to the revenue shortfall, Governor Holden announced a 5% budget cut for all state departments as well as transferred $127 million from tobacco settlement proceeds. 2

The fiscal year 2002 budget stipulates that "core" budget growth should be only slightly positive, a move that has called for the elimination of 472 state employee positions. Analysts recently reduced revenue growth projections to 2.9% over 2001 actual collections from 5.6%. 2 Responding to the lower-than-expected collections, the governor once again implemented spending cuts in all state departments. However, health care costs are expected to rise, with pharmacy expenditures projected to double over the next five years, significantly adding to spending pressures.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, FISCAL 2002 ARRIVES WITH U.S. STATE BUDGETS UNDER PRESSURE, 8/16/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 101.





CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 58.7%
AA  -- 14.4%
A   -- 13.8%
BBB -- 11.1%
Below Investment Grade -- 2.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
2/28/02

                                % OF TOTAL
                                 LONG-TERM
                                INVESTMENTS
-------------------------------------------

Hospital & Health Care                23.8%

Higher Education                      11.1%

Prerefunded                           10.8%

Transportation                        10.8%

Subject to Government
Appropriations                         9.1%

Housing                                8.7%

Utilities                              7.2%

Tax-Supported                          5.5%

Other Revenue                          5.3%

Corporate-Backed                       4.0%

General Obligation                     3.7%





Debt levels remain low as Missouri has followed a conservative approach to issuing debt. The Missouri Constitution requires that a majority of voters approve a general obligation bond before it is issued. As a result, Missouri's debt burden stood at $274 per capita versus the $541 state median and debt as a percentage of personal income was only 1.1% compared with the 2.1% state median. 3,4 Debt levels are expected to rise somewhat over the next five years principally due to the $2.25 billion authorization for highway purposes. 4

Missouri's outlook is likewise favorable. Moody's and Standard & Poor's, independent credit rating agencies, consider the state's credit profile stable. As a result, Moody's has assigned Missouri's general obligation debt an Aaa rating, one of its highest marks. 4


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.77 on February 28, 2001, to $12.00 on February 28, 2002.

The supply of Missouri bonds was up 91.9% in 2001 versus 2000, as many municipalities took advantage of the low interest rate environment to refinance debt and issue new bonds. 5 Although new municipal bond supply increased significantly, demand was up as well, a constructive environment for municipal bond prices. Several new closed-end mutual funds recently have entered the marketplace, and there was strong participation by institutional and retail buyers.

Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, hospital & health care represented the Fund's largest weighting, 23.8% of total long-term investments, followed by higher education at 11.1%. Notable purchases during the period included revenue bonds issued by St. Louis Airport, Kansas City Airport, Missouri State Health - University of Missouri, Missouri Development Finance Board Cultural Facilities - Nelson Gallery Foundation and Educational Facilities Authority Health Facilities
- SSM Health Care and Washington University.







3. Source: Standard & Poor's, RATINGSDIRECT, 11/9/01.
4. Source: Moody's Investors Service, 5/24/01. This does not indicate Moody's rating of the Fund.
5. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/01-2/28/02

                                           DIVIDEND PER SHARE
                                    ---------------------------------

MONTH                               CLASS A                   CLASS C
---------------------------------------------------------------------

March                               4.95 cents             4.38 cents

April                               4.95 cents             4.38 cents

May                                 4.95 cents             4.38 cents

June                                4.95 cents             4.44 cents

July                                4.95 cents             4.44 cents

August                              4.95 cents             4.44 cents

September                           4.85 cents             4.31 cents

October                             4.85 cents             4.31 cents

November                            4.85 cents             4.31 cents

December                            4.85 cents             4.30 cents

January                             4.85 cents             4.30 cents

February                            4.85 cents             4.30 cents

---------------------------------------------------------------------
TOTAL                              58.80 CENTS            52.29 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 49 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.64%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.53 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 42.28% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Missouri Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.23        $12.00     $11.77
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5880

CLASS C                                  CHANGE        2/28/02    2/28/01
-------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.24        $12.06     $11.82
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                          $0.5229



PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +7.13%   +32.22%  +88.27%
Average Annual Total Return 2                        +2.60%    +4.82%   +6.07%
Avg. Ann. Total Return (3/31/02) 3                   -0.24%    +4.60%   +5.83%
Distribution Rate 4                       4.64%
Taxable Equivalent Distribution Rate 5    8.04%
30-Day Standardized Yield 6               4.00%
Taxable Equivalent Yield 5                6.93%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.61%   +28.90%  +46.12%
Average Annual Total Return 2                        +4.54%    +5.00%   +5.55%
Avg. Ann. Total Return (3/31/02) 3                   +1.55%    +4.76%   +5.16%
Distribution Rate 4                       4.21%
Taxable Equivalent Distribution Rate 5    7.29%
30-Day Standardized Yield 6               3.60%
Taxable Equivalent Yield 5                6.24%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.





FRANKLIN MISSOURI
TAX-FREE INCOME FUND






--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Missouri state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.60%

5-Year                +4.82%

10-Year               +6.07%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +4.54%

5-Year                   +5.00%

Since Inception (5/1/95) +5.55%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Missouri   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,572              $10,000           $10,000
03/31/1992              $9,596              $10,003           $10,051
04/30/1992              $9,680              $10,092           $10,065
05/31/1992              $9,790              $10,211           $10,079
06/30/1992              $9,901              $10,383           $10,115
07/31/1992              $10,244             $10,694           $10,137
08/31/1992              $10,116             $10,590           $10,165
09/30/1992              $10,149             $10,659           $10,194
10/31/1992              $9,968              $10,555           $10,229
11/30/1992              $10,208             $10,744           $10,244
12/31/1992              $10,371             $10,853           $10,236
01/31/1993              $10,493             $10,979           $10,287
02/28/1993              $10,784             $11,377           $10,323
03/31/1993              $10,763             $11,256           $10,359
04/30/1993              $10,836             $11,370           $10,388
05/31/1993              $10,894             $11,433           $10,402
06/30/1993              $11,088             $11,624           $10,417
07/31/1993              $11,140             $11,639           $10,417
08/31/1993              $11,355             $11,882           $10,446
09/30/1993              $11,513             $12,017           $10,468
10/31/1993              $11,534             $12,040           $10,511
11/30/1993              $11,472             $11,934           $10,518
12/31/1993              $11,748             $12,186           $10,518
01/31/1994              $11,860             $12,325           $10,547
02/28/1994              $11,596             $12,005           $10,582
03/31/1994              $11,179             $11,517           $10,618
04/30/1994              $11,210             $11,615           $10,633
05/31/1994              $11,304             $11,716           $10,641
06/30/1994              $11,260             $11,644           $10,677
07/31/1994              $11,433             $11,857           $10,706
08/31/1994              $11,478             $11,899           $10,749
09/30/1994              $11,323             $11,724           $10,778
10/31/1994              $11,137             $11,515           $10,785
11/30/1994              $10,915             $11,307           $10,799
12/31/1994              $11,151             $11,556           $10,799
01/31/1995              $11,471             $11,886           $10,842
02/28/1995              $11,768             $12,232           $10,886
03/31/1995              $11,869             $12,373           $10,922
04/30/1995              $11,909             $12,387           $10,958
05/31/1995              $12,226             $12,783           $10,980
06/30/1995              $12,158             $12,671           $11,002
07/31/1995              $12,225             $12,792           $11,002
08/31/1995              $12,353             $12,954           $11,030
09/30/1995              $12,406             $13,036           $11,052
10/31/1995              $12,560             $13,225           $11,089
11/30/1995              $12,758             $13,444           $11,081
12/31/1995              $12,899             $13,573           $11,073
01/31/1996              $13,024             $13,677           $11,138
02/29/1996              $12,974             $13,584           $11,174
03/31/1996              $12,813             $13,410           $11,232
04/30/1996              $12,785             $13,372           $11,276
05/31/1996              $12,783             $13,367           $11,297
06/30/1996              $12,916             $13,513           $11,304
07/31/1996              $13,010             $13,634           $11,326
08/31/1996              $13,035             $13,631           $11,347
09/30/1996              $13,217             $13,822           $11,384
10/31/1996              $13,349             $13,978           $11,420
11/30/1996              $13,543             $14,234           $11,442
12/31/1996              $13,506             $14,175           $11,442
01/31/1997              $13,525             $14,201           $11,478
02/28/1997              $13,632             $14,332           $11,514
03/31/1997              $13,501             $14,141           $11,543
04/30/1997              $13,640             $14,260           $11,556
05/31/1997              $13,812             $14,476           $11,550
06/30/1997              $13,945             $14,630           $11,563
07/31/1997              $14,275             $15,036           $11,577
08/31/1997              $14,171             $14,894           $11,599
09/30/1997              $14,354             $15,072           $11,628
10/31/1997              $14,434             $15,168           $11,657
11/30/1997              $14,529             $15,258           $11,650
12/31/1997              $14,743             $15,480           $11,636
01/31/1998              $14,855             $15,640           $11,658
02/28/1998              $14,919             $15,645           $11,681
03/31/1998              $14,938             $15,659           $11,703
04/30/1998              $14,899             $15,588           $11,724
05/31/1998              $15,098             $15,834           $11,745
06/30/1998              $15,147             $15,896           $11,759
07/31/1998              $15,169             $15,936           $11,773
08/31/1998              $15,360             $16,183           $11,787
09/30/1998              $15,533             $16,385           $11,801
10/31/1998              $15,502             $16,385           $11,830
11/30/1998              $15,544             $16,443           $11,830
12/31/1998              $15,594             $16,484           $11,823
01/31/1999              $15,736             $16,680           $11,851
02/28/1999              $15,684             $16,606           $11,865
03/31/1999              $15,731             $16,630           $11,901
04/30/1999              $15,756             $16,671           $11,988
05/31/1999              $15,662             $16,575           $11,988
06/30/1999              $15,422             $16,336           $11,988
07/31/1999              $15,445             $16,395           $12,024
08/31/1999              $15,226             $16,264           $12,053
09/30/1999              $15,197             $16,270           $12,110
10/31/1999              $14,943             $16,094           $12,132
11/30/1999              $15,095             $16,265           $12,140
12/31/1999              $14,922             $16,143           $12,140
01/31/2000              $14,773             $16,072           $12,176
02/29/2000              $14,959             $16,258           $12,248
03/31/2000              $15,337             $16,613           $12,348
04/30/2000              $15,241             $16,515           $12,356
05/31/2000              $15,137             $16,429           $12,370
06/30/2000              $15,549             $16,864           $12,435
07/31/2000              $15,773             $17,099           $12,463
08/31/2000              $16,050             $17,362           $12,463
09/30/2000              $15,947             $17,272           $12,528
10/31/2000              $16,118             $17,460           $12,549
11/30/2000              $16,257             $17,593           $12,557
12/31/2000              $16,662             $18,027           $12,549
01/31/2001              $16,763             $18,206           $12,629
02/28/2001              $16,830             $18,264           $12,679
03/31/2001              $16,961             $18,428           $12,708
04/30/2001              $16,804             $18,229           $12,759
05/31/2001              $16,962             $18,426           $12,816
06/30/2001              $17,087             $18,550           $12,838
07/31/2001              $17,369             $18,824           $12,802
08/31/2001              $17,734             $19,135           $12,802
09/30/2001              $17,638             $19,070           $12,860
10/31/2001              $17,878             $19,297           $12,816
11/30/2001              $17,724             $19,135           $12,794
12/31/2001              $17,499             $18,953           $12,744
01/31/2002              $17,839             $19,281           $12,774
02/28/2002              $18,029             $19,512           $12,825

Total Return            80.29%              95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Missouri   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,896              $10,000           $10,000
05/31/1995              $10,170             $10,319           $10,020
06/30/1995              $10,108             $10,229           $10,040
07/31/1995              $10,159             $10,326           $10,040
08/31/1995              $10,260             $10,458           $10,066
09/29/1995              $10,308             $10,523           $10,086
10/31/1995              $10,430             $10,676           $10,120
11/30/1995              $10,589             $10,853           $10,112
12/29/1995              $10,700             $10,957           $10,105
01/31/1996              $10,797             $11,041           $10,165
02/29/1996              $10,753             $10,966           $10,198
03/29/1996              $10,607             $10,825           $10,251
04/30/1996              $10,586             $10,795           $10,291
05/31/1996              $10,579             $10,791           $10,310
06/28/1996              $10,684             $10,908           $10,316
07/31/1996              $10,758             $11,006           $10,336
08/30/1996              $10,774             $11,004           $10,356
09/30/1996              $10,910             $11,158           $10,389
10/31/1996              $11,022             $11,284           $10,422
11/29/1996              $11,175             $11,491           $10,442
12/31/1996              $11,120             $11,443           $10,442
01/31/1997              $11,130             $11,464           $10,475
02/28/1997              $11,218             $11,570           $10,508
03/31/1997              $11,114             $11,416           $10,534
04/30/1997              $11,223             $11,512           $10,547
05/31/1997              $11,357             $11,686           $10,540
06/30/1997              $11,461             $11,811           $10,553
07/31/1997              $11,737             $12,138           $10,565
08/31/1997              $11,647             $12,024           $10,586
09/30/1997              $11,791             $12,167           $10,612
10/31/1997              $11,851             $12,245           $10,639
11/30/1997              $11,925             $12,317           $10,632
12/31/1997              $12,093             $12,497           $10,619
01/31/1998              $12,179             $12,626           $10,640
02/28/1998              $12,225             $12,629           $10,660
03/31/1998              $12,235             $12,641           $10,680
04/30/1998              $12,198             $12,584           $10,699
05/31/1998              $12,354             $12,783           $10,719
06/30/1998              $12,400             $12,832           $10,731
07/31/1998              $12,411             $12,865           $10,744
08/31/1998              $12,561             $13,064           $10,757
09/30/1998              $12,687             $13,227           $10,770
10/31/1998              $12,655             $13,227           $10,796
11/30/1998              $12,693             $13,274           $10,796
12/31/1998              $12,717             $13,307           $10,789
01/31/1999              $12,827             $13,465           $10,815
02/28/1999              $12,788             $13,406           $10,828
03/31/1999              $12,820             $13,425           $10,861
04/30/1999              $12,824             $13,458           $10,940
05/31/1999              $12,752             $13,380           $10,940
06/30/1999              $12,542             $13,187           $10,940
07/31/1999              $12,554             $13,235           $10,973
08/31/1999              $12,381             $13,129           $10,999
09/30/1999              $12,341             $13,134           $11,052
10/31/1999              $12,141             $12,992           $11,072
11/30/1999              $12,248             $13,130           $11,079
12/31/1999              $12,102             $13,032           $11,079
01/31/2000              $11,977             $12,974           $11,112
02/29/2000              $12,123             $13,125           $11,177
03/31/2000              $12,423             $13,411           $11,269
04/30/2000              $12,340             $13,332           $11,276
05/31/2000              $12,262             $13,263           $11,289
06/30/2000              $12,578             $13,614           $11,348
07/31/2000              $12,762             $13,803           $11,374
08/31/2000              $12,969             $14,016           $11,374
09/30/2000              $12,893             $13,943           $11,433
10/31/2000              $13,024             $14,095           $11,453
11/30/2000              $13,130             $14,202           $11,460
12/31/2000              $13,450             $14,553           $11,453
01/31/2001              $13,525             $14,697           $11,525
02/28/2001              $13,574             $14,744           $11,571
03/31/2001              $13,684             $14,877           $11,598
04/30/2001              $13,540             $14,716           $11,644
05/31/2001              $13,661             $14,875           $11,696
06/30/2001              $13,756             $14,974           $11,716
07/31/2001              $13,975             $15,196           $11,683
08/31/2001              $14,260             $15,447           $11,683
09/30/2001              $14,189             $15,394           $11,736
10/31/2001              $14,375             $15,578           $11,696
11/30/2001              $14,245             $15,447           $11,676
12/31/2001              $14,059             $15,300           $11,631
01/31/2002              $14,312             $15,565           $11,657
02/28/2002              $14,461             $15,751           $11,704

Total Return            44.61%              57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
50

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NORTH CAROLINA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NORTH CAROLINA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF NORTH CAROLINA GRAPHIC OMITTED]

North Carolina's economy has broadened and now includes concentrations, not only in manufacturing, but in finance, services and trade as well. However, North Carolina was not immune to the domestic economic slowdown that began in 2000. Consequently, employment growth slowed and the unemployment rate rose for the first time since 1993. September 11's tragic events further weakened the state's already fragile economy.

Despite slower economic growth and revenue growth below budgeted estimates, North Carolina's commitment toward fiscal integrity helped it retain the AAA and Aaa general obligation (GO) ratings by independent credit rating agencies Standard & Poor's and Moody's Investors Service. 2,3 Standard & Poor's holds a stable outlook for the state due to recently enacted revenue enhancements, cost-cutting measures and reserve fund restoration. On the other hand, Moody's placed the state's GO debt on negative CreditWatch and continues to monitor the state's efforts to restore budget balance and fiscal flexibility.

Looking forward, one factor in North Carolina's favor is that much of recent years' decline in reserves can be attributed to one-time expenses. Another positive factor is that the state's per-capita debt levels remained very low at about $387. 4 Continued conservative budget practices and prudent financial management should enable North Carolina municipal obligations to perform well in the future.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 10/19/01. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Moody's Investors Service, NORTH CAROLINA (STATE OF), 7/13/01. This does not indicate Moody's rating of the Fund.
4. Source: Standard & Poor's, RATINGSDIRECT, 3/1/01.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 106.




CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 56.4%
AA  -- 14.3%
A   -- 15.0%
BBB -- 14.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
2/28/02

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------

Utilities                      22.1%

Hospital & Health Care         17.7%

Prerefunded                    13.5%

Subject to Government
Appropriations                 10.9%

Transportation                  9.5%

Housing                         8.0%

Corporate-Backed                5.7%

General Obligation              4.6%

Higher Education                3.6%

Other Revenue                   2.3%

Tax-Supported                   2.1%






PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.78 on February 28, 2001, to $11.96 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance at $286.6 billion. 5 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds. 6

Issuance increased dramatically in many states. For the year 2001, the supply of North Carolina bonds was up 48.3%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance. 5 These Puerto Rico bonds offered many attractive investment opportunities for Franklin North Carolina Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Notable purchases during the reporting period included Puerto Rico PBA; Charlotte Storm Water Fee, Puerto Rico Public Finance Corp., Puerto Rico Commonwealth Highway and Transportation Authority Transportation, and Wake County Industrial Facilities and PCFA - Carolina Power and Light Company Project revenue bonds. During the 12 months under review, sales included Puerto Rico Electric Power Authority, Puerto Rico Commonwealth Infrastructure Financing Authority, New Hanover County Hospital - New Hanover Regional Medical Center Project and North Carolina Medical Care Commission Health System Revenue - Catholic Health East Project revenue bonds.




5. Source: THE BOND BUYER, 1/2/02.
6. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/01-2/28/02

                                        DIVIDEND PER SHARE
                                 -------------------------------

MONTH                            CLASS A                CLASS C
----------------------------------------------------------------

March                            5.02 cents           4.43 cents

April                            5.02 cents           4.43 cents

May                              5.02 cents           4.43 cents

June                             5.02 cents           4.48 cents

July                             5.02 cents           4.48 cents

August                           5.02 cents           4.48 cents

September                        4.92 cents           4.37 cents

October                          4.92 cents           4.37 cents

November                         4.92 cents           4.37 cents

December                         4.80 cents           4.24 cents

January                          4.80 cents           4.24 cents

February                         4.80 cents           4.24 cents

----------------------------------------------------------------
TOTAL                           59.28 CENTS          52.56 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.





The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 55 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.54%, based on an annualization of the current 4.73 cent ($0.0473) per share dividend and the maximum offering price of $12.49 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of

43.67% would need to earn 8.06% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin North Carolina Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.18        $11.96     $11.78
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5928

CLASS C                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.18        $12.05     $11.87
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5256



PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.74%   +31.70%  +84.04%
Average Annual Total Return 2                        +2.22%    +4.75%   +5.83%
Avg. Ann. Total Return (3/31/02) 3                   -0.46%    +4.55%   +5.62%
Distribution Rate 4                       4.54%
Taxable Equivalent Distribution Rate 5    8.06%
30-Day Standardized Yield 6               4.05%
Taxable Equivalent Yield 5                7.19%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.09%   +28.21%  +44.84%
Average Annual Total Return 2                        +4.03%    +4.88%   +5.41%
Avg. Ann. Total Return (3/31/02) 3                   +1.31%    +4.68%   +5.05%
Distribution Rate 4                       4.12%
Taxable Equivalent Distribution Rate 5    7.31%
30-Day Standardized Yield 6               3.67%
Taxable Equivalent Yield 5                6.52%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.





FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and North Carolina state personal income tax bracket of 43.67%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +2.22%

5-Year                +4.75%

10-Year               +5.83%





AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +4.03%

5-Year                   +4.88%

Since Inception (5/1/95) +5.41%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin North Carolina   Lehman Brothers   CPI 7
                        Tax-Free                  Municipal Bond
                        Income Fund               Index 7
03/01/1992              $9,577                    $10,000           $10,000
03/31/1992              $9,591                    $10,003           $10,051
04/30/1992              $9,666                    $10,092           $10,065
05/31/1992              $9,774                    $10,211           $10,079
06/30/1992              $9,902                    $10,383           $10,115
07/31/1992              $10,259                   $10,694           $10,137
08/31/1992              $10,140                   $10,590           $10,165
09/30/1992              $10,172                   $10,659           $10,194
10/31/1992              $10,044                   $10,555           $10,229
11/30/1992              $10,264                   $10,744           $10,244
12/31/1992              $10,417                   $10,853           $10,236
01/31/1993              $10,546                   $10,979           $10,287
02/28/1993              $10,845                   $11,377           $10,323
03/31/1993              $10,813                   $11,256           $10,359
04/30/1993              $10,894                   $11,370           $10,388
05/31/1993              $10,934                   $11,433           $10,402
06/30/1993              $11,107                   $11,624           $10,417
07/31/1993              $11,112                   $11,639           $10,417
08/31/1993              $11,343                   $11,882           $10,446
09/30/1993              $11,470                   $12,017           $10,468
10/31/1993              $11,499                   $12,040           $10,511
11/30/1993              $11,437                   $11,934           $10,518
12/31/1993              $11,635                   $12,186           $10,518
01/31/1994              $11,745                   $12,325           $10,547
02/28/1994              $11,501                   $12,005           $10,582
03/31/1994              $11,056                   $11,517           $10,618
04/30/1994              $11,115                   $11,615           $10,633
05/31/1994              $11,199                   $11,716           $10,641
06/30/1994              $11,115                   $11,644           $10,677
07/31/1994              $11,314                   $11,857           $10,706
08/31/1994              $11,359                   $11,899           $10,749
09/30/1994              $11,206                   $11,724           $10,778
10/31/1994              $10,990                   $11,515           $10,785
11/30/1994              $10,710                   $11,307           $10,799
12/31/1994              $10,965                   $11,556           $10,799
01/31/1995              $11,305                   $11,886           $10,842
02/28/1995              $11,622                   $12,232           $10,886
03/31/1995              $11,765                   $12,373           $10,922
04/30/1995              $11,775                   $12,387           $10,958
05/31/1995              $12,080                   $12,783           $10,980
06/30/1995              $11,993                   $12,671           $11,002
07/31/1995              $12,051                   $12,792           $11,002
08/31/1995              $12,169                   $12,954           $11,030
09/30/1995              $12,233                   $13,036           $11,052
10/31/1995              $12,419                   $13,225           $11,089
11/30/1995              $12,617                   $13,444           $11,081
12/31/1995              $12,735                   $13,573           $11,073
01/31/1996              $12,795                   $13,677           $11,138
02/29/1996              $12,703                   $13,584           $11,174
03/31/1996              $12,576                   $13,410           $11,232
04/30/1996              $12,570                   $13,372           $11,276
05/31/1996              $12,589                   $13,367           $11,297
06/30/1996              $12,719                   $13,513           $11,304
07/31/1996              $12,811                   $13,634           $11,326
08/31/1996              $12,812                   $13,631           $11,347
09/30/1996              $12,981                   $13,822           $11,384
10/31/1996              $13,110                   $13,978           $11,420
11/30/1996              $13,290                   $14,234           $11,442
12/31/1996              $13,259                   $14,175           $11,442
01/31/1997              $13,275                   $14,201           $11,478
02/28/1997              $13,389                   $14,332           $11,514
03/31/1997              $13,267                   $14,141           $11,543
04/30/1997              $13,380                   $14,260           $11,556
05/31/1997              $13,535                   $14,476           $11,550
06/30/1997              $13,677                   $14,630           $11,563
07/31/1997              $13,980                   $15,036           $11,577
08/31/1997              $13,899                   $14,894           $11,599
09/30/1997              $14,042                   $15,072           $11,628
10/31/1997              $14,143                   $15,168           $11,657
11/30/1997              $14,236                   $15,258           $11,650
12/31/1997              $14,443                   $15,480           $11,636
01/31/1998              $14,565                   $15,640           $11,658
02/28/1998              $14,567                   $15,645           $11,681
03/31/1998              $14,596                   $15,659           $11,703
04/30/1998              $14,568                   $15,588           $11,724
05/31/1998              $14,762                   $15,834           $11,745
06/30/1998              $14,821                   $15,896           $11,759
07/31/1998              $14,865                   $15,936           $11,773
08/31/1998              $15,053                   $16,183           $11,787
09/30/1998              $15,235                   $16,385           $11,801
10/31/1998              $15,227                   $16,385           $11,830
11/30/1998              $15,267                   $16,443           $11,830
12/31/1998              $15,302                   $16,484           $11,823
01/31/1999              $15,440                   $16,680           $11,851
02/28/1999              $15,375                   $16,606           $11,865
03/31/1999              $15,409                   $16,630           $11,901
04/30/1999              $15,432                   $16,671           $11,988
05/31/1999              $15,350                   $16,575           $11,988
06/30/1999              $15,111                   $16,336           $11,988
07/31/1999              $15,120                   $16,395           $12,024
08/31/1999              $14,955                   $16,264           $12,053
09/30/1999              $14,925                   $16,270           $12,110
10/31/1999              $14,701                   $16,094           $12,132
11/30/1999              $14,824                   $16,265           $12,140
12/31/1999              $14,654                   $16,143           $12,140
01/31/2000              $14,534                   $16,072           $12,176
02/29/2000              $14,704                   $16,258           $12,248
03/31/2000              $15,061                   $16,613           $12,348
04/30/2000              $14,965                   $16,515           $12,356
05/31/2000              $14,890                   $16,429           $12,370
06/30/2000              $15,267                   $16,864           $12,435
07/31/2000              $15,499                   $17,099           $12,463
08/31/2000              $15,731                   $17,362           $12,463
09/30/2000              $15,645                   $17,272           $12,528
10/31/2000              $15,826                   $17,460           $12,549
11/30/2000              $15,962                   $17,593           $12,557
12/31/2000              $16,347                   $18,027           $12,549
01/31/2001              $16,460                   $18,206           $12,629
02/28/2001              $16,527                   $18,264           $12,679
03/31/2001              $16,658                   $18,428           $12,708
04/30/2001              $16,463                   $18,229           $12,759
05/31/2001              $16,619                   $18,426           $12,816
06/30/2001              $16,759                   $18,550           $12,838
07/31/2001              $17,079                   $18,824           $12,802
08/31/2001              $17,337                   $19,135           $12,802
09/30/2001              $17,243                   $19,070           $12,860
10/31/2001              $17,466                   $19,297           $12,816
11/30/2001              $17,345                   $19,135           $12,794
12/31/2001              $17,153                   $18,953           $12,744
01/31/2002              $17,425                   $19,281           $12,774
02/28/2002              $17,627                   $19,512           $12,825

Total Return            76.27%                    95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin North Carolina   Lehman Brothers   CPI 7
                        Tax-Free                  Municipal Bond
                        Income Fund               Index 7
05/01/1995              $9,896                    $10,000           $10,000
05/31/1995              $10,155                   $10,319           $10,020
06/30/1995              $10,094                   $10,229           $10,040
07/31/1995              $10,146                   $10,326           $10,040
08/31/1995              $10,240                   $10,458           $10,066
09/29/1995              $10,299                   $10,523           $10,086
10/31/1995              $10,449                   $10,676           $10,120
11/30/1995              $10,609                   $10,853           $10,112
12/29/1995              $10,712                   $10,957           $10,105
01/31/1996              $10,747                   $11,041           $10,165
02/29/1996              $10,666                   $10,966           $10,198
03/29/1996              $10,555                   $10,825           $10,251
04/30/1996              $10,545                   $10,795           $10,291
05/31/1996              $10,554                   $10,791           $10,310
06/28/1996              $10,667                   $10,908           $10,316
07/31/1996              $10,730                   $11,006           $10,336
08/30/1996              $10,726                   $11,004           $10,356
09/30/1996              $10,871                   $11,158           $10,389
10/31/1996              $10,963                   $11,284           $10,422
11/29/1996              $11,117                   $11,491           $10,442
12/31/1996              $11,086                   $11,443           $10,442
01/31/1997              $11,093                   $11,464           $10,475
02/28/1997              $11,182                   $11,570           $10,508
03/31/1997              $11,076                   $11,416           $10,534
04/30/1997              $11,164                   $11,512           $10,547
05/31/1997              $11,298                   $11,686           $10,540
06/30/1997              $11,401                   $11,811           $10,553
07/31/1997              $11,657                   $12,138           $10,565
08/31/1997              $11,574                   $12,024           $10,586
09/30/1997              $11,697                   $12,167           $10,612
10/31/1997              $11,764                   $12,245           $10,639
11/30/1997              $11,846                   $12,317           $10,632
12/31/1997              $12,001                   $12,497           $10,619
01/31/1998              $12,106                   $12,626           $10,640
02/28/1998              $12,103                   $12,629           $10,660
03/31/1998              $12,121                   $12,641           $10,680
04/30/1998              $12,093                   $12,584           $10,699
05/31/1998              $12,257                   $12,783           $10,719
06/30/1998              $12,300                   $12,832           $10,731
07/31/1998              $12,331                   $12,865           $10,744
08/31/1998              $12,479                   $13,064           $10,757
09/30/1998              $12,614                   $13,227           $10,770
10/31/1998              $12,603                   $13,227           $10,796
11/30/1998              $12,639                   $13,274           $10,796
12/31/1998              $12,662                   $13,307           $10,789
01/31/1999              $12,769                   $13,465           $10,815
02/28/1999              $12,711                   $13,406           $10,828
03/31/1999              $12,731                   $13,425           $10,861
04/30/1999              $12,744                   $13,458           $10,940
05/31/1999              $12,671                   $13,380           $10,940
06/30/1999              $12,457                   $13,187           $10,940
07/31/1999              $12,469                   $13,235           $10,973
08/31/1999              $12,319                   $13,129           $10,999
09/30/1999              $12,300                   $13,134           $11,052
10/31/1999              $12,101                   $12,992           $11,072
11/30/1999              $12,195                   $13,130           $11,079
12/31/1999              $12,050                   $13,032           $11,079
01/31/2000              $11,946                   $12,974           $11,112
02/29/2000              $12,090                   $13,125           $11,177
03/31/2000              $12,376                   $13,411           $11,269
04/30/2000              $12,293                   $13,332           $11,276
05/31/2000              $12,216                   $13,263           $11,289
06/30/2000              $12,529                   $13,614           $11,348
07/31/2000              $12,712                   $13,803           $11,374
08/31/2000              $12,895                   $14,016           $11,374
09/30/2000              $12,819                   $13,943           $11,433
10/31/2000              $12,961                   $14,095           $11,453
11/30/2000              $13,066                   $14,202           $11,460
12/31/2000              $13,373                   $14,553           $11,453
01/31/2001              $13,471                   $14,697           $11,525
02/28/2001              $13,511                   $14,744           $11,571
03/31/2001              $13,610                   $14,877           $11,598
04/30/2001              $13,433                   $14,716           $11,644
05/31/2001              $13,564                   $14,875           $11,696
06/30/2001              $13,672                   $14,974           $11,716
07/31/2001              $13,924                   $15,196           $11,683
08/31/2001              $14,126                   $15,447           $11,683
09/30/2001              $14,046                   $15,394           $11,736
10/31/2001              $14,219                   $15,578           $11,696
11/30/2001              $14,115                   $15,447           $11,676
12/31/2001              $13,952                   $15,300           $11,631
01/31/2002              $14,178                   $15,565           $11,657
02/28/2002              $14,334                   $15,751           $11,704

Total Return            43.34%                    57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


              Past performance does not guarantee future results.
56

FRANKLIN TEXAS TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TEXAS TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF TEXAS MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE

[STATE OF TEXAS GRAPHIC OMITTED]

The Lone Star State is a shining example of economic progress. Adding almost one million new jobs in the past five years, Texas easily surpassed the national economy in job creation. Simultaneously, the state has diversified its economy to be less dependent on the volatile energy sector, where employment has fallen to 12% of the total economy in 2001, compared with 24% in 1980. 2 Most remarkable has been the growth in the high technology sector, which recently ranked second only to California in total jobs. The state's low-cost business environment, educated workforce and presence of technology supply firms gives it an advantage over other technology hubs in attracting and maintaining high-tech companies. Principal tech centers include Austin, Dallas and Houston.

Meanwhile, the state's solid economic fundamentals have attracted job seekers as well as those seeking to make investments. According to the 2000 U.S. census, Texas' population ballooned by 22% since 1990, making it the second most populous state. American and foreign investors alike poured money into the state, as they attempted to take advantage of the relatively low cost, educated workforce.

With strong job growth and an unemployment rate of 5.7% as of December 2001, Texas will most likely continue to attract new residents. 3 Although the state projects that gross state product growth will slow from the 6% rate it has enjoyed over the past



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 12/5/01. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Bureau of Labor Statistics, 2/7/02.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 111.






CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 73.0%
AA  -- 4.6%
A   -- 0.2%
BBB -- 16.6%
Below Investment Grade -- 5.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
2/28/02

                              % OF TOTAL
                               LONG-TERM
                              INVESTMENTS
-----------------------------------------

General Obligation                  34.6%

Utilities                           17.4%

Hospital & Health Care              12.5%

Corporate-Backed                     9.8%

Prerefunded                          9.3%

Transportation                       7.5%

Housing                              5.0%

Tax-Supported                        1.9%

Higher Education                     1.0%

Other Revenue                        1.0%





three years to 4% growth through 2003, it still should surpass the national economy's growth. 4 Employment and the labor force are estimated to grow by 2.0% annually over the next five years while the population as a whole is expected to grow by 1.5% annually. 2

However, this type of population growth rate combined with a slowing economy will cause some pressure on public services. The state will have to find ways to address its budgetary needs, especially for education, corrections, Medicaid and transportation. A more lackluster economy would also hamper sales tax collections, which account for more than half of the state's tax revenues.

Texas has clearly managed its economy admirably. Accordingly, Standard & Poor's, an independent credit rating agency, assigned the state's general obligation debt an AA rating, one of its highest. 2


PORTFOLIO NOTES
Retail and institutional demand for municipal bonds remained extremely strong throughout the year. Demand significantly outpaced supply in Texas, even as new issue supply increased 67.1% in 2001 versus 2000, as issuers took advantage of the relatively low rates to issue municipal bonds. 5 The robust demand gave us opportunities to sell bonds at relatively high retail prices. Notable sales included Brazos River Authority PCR for Texas Utilities Electric Co., Sabine River Authority PCR for Texas Utilities Electric Co. Project and Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue for American Airlines.

Franklin Texas Tax-Free Income Fund is the largest Texas municipal bond fund. Our size and leverage in the market allowed us to get the first look at primary and secondary market offerings. Subsequently, we were able to invest the proceeds in mostly AAA-rated bonds with good call protection at institutional, or wholesale, prices. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments throughout the six months were in A-rated or higher bonds. We found particular value in AAA-rated school district GOs and water utility revenue bonds. At period-end, 77.6% of the Fund's total long-term investments were rated AA or higher.



4. Source: Moody's Investors Service, TEXAS (STATE OF), 11/29/01.
5. Source: THE BOND BUYER, 1/2/02.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/01-2/28/02

                                          DIVIDEND PER SHARE
                                    -------------------------------

MONTH                               CLASS A                CLASS C
-------------------------------------------------------------------

March                               4.75 cents           4.22 cents

April                               4.75 cents           4.22 cents

May                                 4.75 cents           4.22 cents

June                                4.75 cents           4.27 cents

July                                4.75 cents           4.27 cents

August                              4.75 cents           4.27 cents

September                           4.60 cents           4.10 cents

October                             4.60 cents           4.10 cents

November                            4.60 cents           4.10 cents

December                            4.10 cents           3.59 cents

January                             4.10 cents           3.59 cents

February                            4.10 cents           3.59 cents

-------------------------------------------------------------------
TOTAL                              54.60 CENTS          48.54 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Throughout the period, we attempted to maintain the Fund's broad diversification. At period-end, general obligation bonds represented the Fund's largest weighting, at 34.6% of total long-term investments, followed by utilities at 17.4%. Important purchases included GO bonds for Onalaska ISD, Bridge City ISD and Duncanville ISD as well as revenue bonds for Lower Colorado River Authority and Harris County Houston Sport Authority.

The Fund's performance was adversely affected primarily by the negative price return of one position, Asarco Inc., which guarantees $6.0 million of Nueces County, Texas, industrial development bonds held by the Fund. In November 1999, Grupo Mexico SA (Grupo), a publicly traded Mexican industrial conglomerate, purchased Asarco. Grupo's leveraged buyout of Asarco and combination of mining assets created a large, low-cost copper producer, but it also greatly increased the company's total debt. The increased debt, combined with the weak global economy and historically low copper prices, led to downgrades in the corporate credit ratings of all bonds backed by Asarco. On February 28, 2002, our Nueces County IDA holding represented 1.8% of the Fund's total long-term investments. We continue to monitor the situation very closely and stay in direct contact with company officials.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. We could reinvest the proceeds only at the current, lower rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 61 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.70%, based on an annualization of the current 4.3 cent ($0.043) per share dividend and the maximum offering price of $10.97 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 38.6% would need to earn 7.65% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, new issue supply should remain relatively high because of low interest rates. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocations of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.10        $10.50     $10.60
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                         $0.5460

CLASS C                                 CHANGE        2/28/02    2/28/01
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.09        $10.66     $10.75
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                         $0.4854





PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.30%   +23.65%  +74.44%
Average Annual Total Return 2                        -0.12%    +3.44%   +5.26%
Avg. Ann. Total Return (3/31/02) 3                   -2.73%    +3.19%   +5.02%
Distribution Rate 4                       4.70%
Taxable Equivalent Distribution Rate 5    7.65%
30-Day Standardized Yield 6               4.36%
Taxable Equivalent Yield 5                7.10%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.75%   +20.38%  +37.42%
Average Annual Total Return 2                        +1.72%    +3.56%   +4.61%
Avg. Ann. Total Return (3/31/02) 3                   -0.99%    +3.36%   +4.25%
Distribution Rate 4                       4.25%
Taxable Equivalent Distribution Rate 5    6.92%
30-Day Standardized Yield 6               3.98%
Taxable Equivalent Yield 5                6.48%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.






FRANKLIN TEXAS
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                -0.12%

5-Year                +3.44%

10-Year               +5.26%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +1.72%

5-Year                   +3.56%

Since Inception (5/1/95) +4.61%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Texas   Lehman Brothers   CPI 7
                        Tax-Free         Municipal Bond
                        Income Fund      Index 7
03/01/1992              $9,573           $10,000           $10,000
03/31/1992              $9,599           $10,003           $10,051
04/30/1992              $9,677           $10,092           $10,065
05/31/1992              $9,797           $10,211           $10,079
06/30/1992              $9,928           $10,383           $10,115
07/31/1992              $10,255          $10,694           $10,137
08/31/1992              $10,111          $10,590           $10,165
09/30/1992              $10,136          $10,659           $10,194
10/31/1992              $9,982           $10,555           $10,229
11/30/1992              $10,197          $10,744           $10,244
12/31/1992              $10,353          $10,853           $10,236
01/31/1993              $10,467          $10,979           $10,287
02/28/1993              $10,789          $11,377           $10,323
03/31/1993              $10,722          $11,256           $10,359
04/30/1993              $10,787          $11,370           $10,388
05/31/1993              $10,828          $11,433           $10,402
06/30/1993              $11,006          $11,624           $10,417
07/31/1993              $11,021          $11,639           $10,417
08/31/1993              $11,200          $11,882           $10,446
09/30/1993              $11,322          $12,017           $10,468
10/31/1993              $11,345          $12,040           $10,511
11/30/1993              $11,380          $11,934           $10,518
12/31/1993              $11,555          $12,186           $10,518
01/31/1994              $11,650          $12,325           $10,547
02/28/1994              $11,474          $12,005           $10,582
03/31/1994              $11,153          $11,517           $10,618
04/30/1994              $11,204          $11,615           $10,633
05/31/1994              $11,289          $11,716           $10,641
06/30/1994              $11,274          $11,644           $10,677
07/31/1994              $11,418          $11,857           $10,706
08/31/1994              $11,454          $11,899           $10,749
09/30/1994              $11,371          $11,724           $10,778
10/31/1994              $11,255          $11,515           $10,785
11/30/1994              $11,063          $11,307           $10,799
12/31/1994              $11,231          $11,556           $10,799
01/31/1995              $11,454          $11,886           $10,842
02/28/1995              $11,684          $12,232           $10,886
03/31/1995              $11,789          $12,373           $10,922
04/30/1995              $11,822          $12,387           $10,958
05/31/1995              $12,082          $12,783           $10,980
06/30/1995              $12,080          $12,671           $11,002
07/31/1995              $12,151          $12,792           $11,002
08/31/1995              $12,273          $12,954           $11,030
09/30/1995              $12,362          $13,036           $11,052
10/31/1995              $12,488          $13,225           $11,089
11/30/1995              $12,637          $13,444           $11,081
12/31/1995              $12,727          $13,573           $11,073
01/31/1996              $12,801          $13,677           $11,138
02/29/1996              $12,763          $13,584           $11,174
03/31/1996              $12,702          $13,410           $11,232
04/30/1996              $12,708          $13,372           $11,276
05/31/1996              $12,742          $13,367           $11,297
06/30/1996              $12,856          $13,513           $11,304
07/31/1996              $12,944          $13,634           $11,326
08/31/1996              $12,949          $13,631           $11,347
09/30/1996              $13,125          $13,822           $11,384
10/31/1996              $13,238          $13,978           $11,420
11/30/1996              $13,402          $14,234           $11,442
12/31/1996              $13,385          $14,175           $11,442
01/31/1997              $13,406          $14,201           $11,478
02/28/1997              $13,505          $14,332           $11,514
03/31/1997              $13,396          $14,141           $11,543
04/30/1997              $13,506          $14,260           $11,556
05/31/1997              $13,660          $14,476           $11,550
06/30/1997              $13,798          $14,630           $11,563
07/31/1997              $14,102          $15,036           $11,577
08/31/1997              $14,007          $14,894           $11,599
09/30/1997              $14,145          $15,072           $11,628
10/31/1997              $14,314          $15,168           $11,657
11/30/1997              $14,399          $15,258           $11,650
12/31/1997              $14,602          $15,480           $11,636
01/31/1998              $14,706          $15,640           $11,658
02/28/1998              $14,708          $15,645           $11,681
03/31/1998              $14,725          $15,659           $11,703
04/30/1998              $14,684          $15,588           $11,724
05/31/1998              $14,873          $15,834           $11,745
06/30/1998              $14,934          $15,896           $11,759
07/31/1998              $14,967          $15,936           $11,773
08/31/1998              $15,151          $16,183           $11,787
09/30/1998              $15,304          $16,385           $11,801
10/31/1998              $15,255          $16,385           $11,830
11/30/1998              $15,309          $16,443           $11,830
12/31/1998              $15,347          $16,484           $11,823
01/31/1999              $15,481          $16,680           $11,851
02/28/1999              $15,423          $16,606           $11,865
03/31/1999              $15,471          $16,630           $11,901
04/30/1999              $15,494          $16,671           $11,988
05/31/1999              $15,446          $16,575           $11,988
06/30/1999              $15,242          $16,336           $11,988
07/31/1999              $15,250          $16,395           $12,024
08/31/1999              $15,072          $16,264           $12,053
09/30/1999              $15,038          $16,270           $12,110
10/31/1999              $14,768          $16,094           $12,132
11/30/1999              $14,855          $16,265           $12,140
12/31/1999              $14,656          $16,143           $12,140
01/31/2000              $14,454          $16,072           $12,176
02/29/2000              $14,620          $16,258           $12,248
03/31/2000              $14,901          $16,613           $12,348
04/30/2000              $14,825          $16,515           $12,356
05/31/2000              $14,741          $16,429           $12,370
06/30/2000              $15,085          $16,864           $12,435
07/31/2000              $15,260          $17,099           $12,463
08/31/2000              $15,477          $17,362           $12,463
09/30/2000              $15,410          $17,272           $12,528
10/31/2000              $15,543          $17,460           $12,549
11/30/2000              $15,597          $17,593           $12,557
12/31/2000              $15,903          $18,027           $12,549
01/31/2001              $15,946          $18,206           $12,629
02/28/2001              $16,014          $18,264           $12,679
03/31/2001              $16,120          $18,428           $12,708
04/30/2001              $15,981          $18,229           $12,759
05/31/2001              $16,146          $18,426           $12,816
06/30/2001              $16,277          $18,550           $12,838
07/31/2001              $16,540          $18,824           $12,802
08/31/2001              $16,752          $19,135           $12,802
09/30/2001              $16,523          $19,070           $12,860
10/31/2001              $16,665          $19,297           $12,816
11/30/2001              $16,528          $19,135           $12,794
12/31/2001              $16,325          $18,953           $12,744
01/31/2002              $16,514          $19,281           $12,774
02/28/2002              $16,702          $19,512           $12,825

Total Return            67.02%           95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Texas   Lehman Brothers   CPI 7
                        Tax-Free         Municipal Bond
                        Income Fund      Index 7
05/01/1995              $9,903           $10,000           $10,000
05/31/1995              $10,133          $10,319           $10,020
06/30/1995              $10,126          $10,229           $10,040
07/31/1995              $10,180          $10,326           $10,040
08/31/1995              $10,304          $10,458           $10,066
09/29/1995              $10,373          $10,523           $10,086
10/31/1995              $10,472          $10,676           $10,120
11/30/1995              $10,627          $10,853           $10,112
12/29/1995              $10,706          $10,957           $10,105
01/31/1996              $10,762          $11,041           $10,165
02/29/1996              $10,718          $10,966           $10,198
03/29/1996              $10,671          $10,825           $10,251
04/30/1996              $10,671          $10,795           $10,291
05/31/1996              $10,694          $10,791           $10,310
06/28/1996              $10,793          $10,908           $10,316
07/31/1996              $10,860          $11,006           $10,336
08/30/1996              $10,859          $11,004           $10,356
09/30/1996              $11,001          $11,158           $10,389
10/31/1996              $11,091          $11,284           $10,422
11/29/1996              $11,224          $11,491           $10,442
12/31/1996              $11,206          $11,443           $10,442
01/31/1997              $11,229          $11,464           $10,475
02/28/1997              $11,305          $11,570           $10,508
03/31/1997              $11,199          $11,416           $10,534
04/30/1997              $11,295          $11,512           $10,547
05/31/1997              $11,418          $11,686           $10,540
06/30/1997              $11,528          $11,811           $10,553
07/31/1997              $11,775          $12,138           $10,565
08/31/1997              $11,690          $12,024           $10,586
09/30/1997              $11,799          $12,167           $10,612
10/31/1997              $11,932          $12,245           $10,639
11/30/1997              $11,998          $12,317           $10,632
12/31/1997              $12,169          $12,497           $10,619
01/31/1998              $12,248          $12,626           $10,640
02/28/1998              $12,243          $12,629           $10,660
03/31/1998              $12,252          $12,641           $10,680
04/30/1998              $12,213          $12,584           $10,699
05/31/1998              $12,374          $12,783           $10,719
06/30/1998              $12,407          $12,832           $10,731
07/31/1998              $12,438          $12,865           $10,744
08/31/1998              $12,583          $13,064           $10,757
09/30/1998              $12,702          $13,227           $10,770
10/31/1998              $12,656          $13,227           $10,796
11/30/1998              $12,694          $13,274           $10,796
12/31/1998              $12,720          $13,307           $10,789
01/31/1999              $12,834          $13,465           $10,815
02/28/1999              $12,782          $13,406           $10,828
03/31/1999              $12,802          $13,425           $10,861
04/30/1999              $12,826          $13,458           $10,940
05/31/1999              $12,770          $13,380           $10,940
06/30/1999              $12,596          $13,187           $10,940
07/31/1999              $12,596          $13,235           $10,973
08/31/1999              $12,445          $13,129           $10,999
09/30/1999              $12,413          $13,134           $11,052
10/31/1999              $12,187          $12,992           $11,072
11/30/1999              $12,241          $13,130           $11,079
12/31/1999              $12,084          $13,032           $11,079
01/31/2000              $11,901          $12,974           $11,112
02/29/2000              $12,042          $13,125           $11,177
03/31/2000              $12,265          $13,411           $11,269
04/30/2000              $12,197          $13,332           $11,276
05/31/2000              $12,112          $13,263           $11,289
06/30/2000              $12,409          $13,614           $11,348
07/31/2000              $12,544          $13,803           $11,374
08/31/2000              $12,702          $14,016           $11,374
09/30/2000              $12,642          $13,943           $11,433
10/31/2000              $12,743          $14,095           $11,453
11/30/2000              $12,793          $14,202           $11,460
12/31/2000              $13,035          $14,553           $11,453
01/31/2001              $13,063          $14,697           $11,525
02/28/2001              $13,113          $14,744           $11,571
03/31/2001              $13,204          $14,877           $11,598
04/30/2001              $13,073          $14,716           $11,644
05/31/2001              $13,198          $14,875           $11,696
06/30/2001              $13,311          $14,974           $11,716
07/31/2001              $13,504          $15,196           $11,683
08/31/2001              $13,680          $15,447           $11,683
09/30/2001              $13,478          $15,394           $11,736
10/31/2001              $13,598          $15,578           $11,696
11/30/2001              $13,481          $15,447           $11,676
12/31/2001              $13,299          $15,300           $11,631
01/31/2002              $13,445          $15,565           $11,657
02/28/2002              $13,610          $15,751           $11,704

Total Return            36.10%           57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



              Past performance does not guarantee future results.
62

FRANKLIN VIRGINIA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN VIRGINIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND VIRGINIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF VIRGINIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



COMMONWEALTH UPDATE

[STATE OF VIRGINIA GRAPHIC OMITTED]

Virginia experienced strong job and earnings growth, particularly in business services and retail trade, prior to the national economic slowdown and September 11's tragic events. However, the slowing U.S. economy negatively impacted the commonwealth's high-technology industry. The terrorist attack on the Pentagon and the subsequent closing of Reagan National Airport resulted in the loss of 2,000 jobs and $330 million in direct economic activity. 2 In particular, Virginia's tourism and hospitality industries suffered after September 11. Unemployment claims increased through September 2001 and job growth slowed but still ranked eighth among the states.

The commonwealth experienced slower revenue growth during 2001 after several years of consistent over-performance. Sales tax and individual income tax collections came in below expectations. Virginia anticipates a $1.3 billion revenue shortfall for fiscal year 2002. 3 Legislators have proposed spending cuts, a freeze on the car tax phase-out plan and dipping into the rainy day fund as priorities have shifted to more urgent needs such as public safety.

Looking forward, Virginia's low debt burden, significant financial cushion and long history of strong fiscal management could help quickly restore and retain budget balance as the domestic economy recovers. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the commonwealth and maintained its AAA general obligation rating. 4 However, Moody's Investors Service, another independent



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 10/18/01.
3. Source: Moody's Investors Service, VIRGINIA (COMMONWEALTH OF), 12/19/01.
4. Source: Standard & Poor's, RATINGSDIRECT, 10/12/01. This does not indicate Standard & Poor's rating of the Fund.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 114.




CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/02
[GRAPHIC OMITTED]
AAA -- 46.8%
AA  -- 22.9%
A   -- 17.3%
BBB -- 12.1%
Below Investment Grade -- 0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
2/28/02

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------

Utilities                      18.5%

Transportation                 16.5%

Hospital & Health Care         11.8%

General Obligation             11.0%

Housing                        10.0%

Corporate-Backed                8.3%

Prerefunded                     6.5%

Tax-Supported                   5.0%

Subject to Government
Appropriations                  4.6%

Higher Education                4.3%

Other Revenue                   3.5%





credit rating agency, revised Virginia's outlook to negative from stable. 3 Moody's anticipates the commonwealth's budget to experience ongoing near-term financial stress.


PORTFOLIO NOTES
Municipal bond yields generally decreased during the year under review. Because bond prices rise when yields fall, Franklin Virginia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.45 on February 28, 2001, to $11.52 on February 28, 2002.

As interest rates remained low during the 12 months under review, many municipalities were motivated to borrow, and issuers continued to take advantage of inexpensive borrowing costs. The low interest rate environment, in conjunction with declining tax receipts, sparked a significant outbreak of municipal bond activity. The need for capital improvement also contributed to the fervor, and 2001 closed as the year with the second highest amount of national issuance at $286.6 billion. 5 As 2002 began, the momentum continued with a record January issuance of $20.4 billion in long-term bonds. 6

Issuance increased dramatically in many states. For the year 2001, the supply of Virginia bonds was up 60.0%. Additionally, Puerto Rico experienced a tremendous year, closing with $5.9 billion of issuance. 5 These Puerto Rico bonds offered many attractive investment opportunities for Franklin Virginia Tax-Free Income Fund as well. As a result, we increased our holdings in territorial securities. It is important to note that Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Notable purchases during the reporting period included Bristol GO - Public Improvement bonds and Puerto Rico PBA, Puerto Rico Public Finance Corp., Virginia Commonwealth Transportation Board Transportation and Puerto Rico Commonwealth Highway and Transportation Authority Transportation revenue bonds. During the 12 months under review, sales included West Point IDA - Solid Waste Disposal Revenue; Virginia State Public School Authority GO; and Metropolitan Washington, D.C., Airport Authority System Revenue bonds.



5. Source: THE BOND BUYER, 1/2/02.
6. Source: THE BOND BUYER, 2/1/02.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/01-2/28/02

                                              DIVIDEND PER SHARE
----------------------------------------------------------------------

MONTH                                  CLASS A                 CLASS C
----------------------------------------------------------------------

March                                  4.87 cents           4.33 cents

April                                  4.87 cents           4.33 cents

May                                    4.87 cents           4.33 cents

June                                   4.85 cents           4.32 cents

July                                   4.85 cents           4.32 cents

August                                 4.85 cents           4.32 cents

September                              4.72 cents           4.18 cents

October                                4.72 cents           4.18 cents

November                               4.72 cents           4.18 cents

December                               4.56 cents           4.03 cents

January                                4.56 cents           4.03 cents

February                               4.56 cents           4.03 cents

----------------------------------------------------------------------
TOTAL                                 57.00 CENTS          50.58 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Our Metropolitan Washington, D.C., Airport holding initially declined in value after September 11's events. The revenue flow interruption from Reagan National Airport's temporary closure led to investor concerns regarding this credit's viability. However, the airport has since reopened and the debt is also supported by revenues from Dulles Airport. Our research staff will continue to carefully monitor this uninsured security, which comprised 2.18% of the Fund's total long-term investments on February 28, 2002.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding, higher-coupon bonds. We could reinvest the proceeds only at current, lower interest rates, causing the Fund's dividend distributions to decline. (Please read our special feature, "Making Sense of Dividends.")

Your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 67 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.56 cent ($0.0456) per share dividend and the maximum offering price of $12.03 on February 28, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 42.13% would need to earn 7.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Virginia Tax-Free Income Fund. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.07        $11.52     $11.45
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5700

CLASS C                                CHANGE        2/28/02    2/28/01
-----------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.09        $11.62     $11.53
DISTRIBUTIONS (3/1/01-2/28/02)
Dividend Income                        $0.5058




PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.73%   +29.38%  +82.80%
Average Annual Total Return 2                        +1.22%    +4.37%   +5.76%
Avg. Ann. Total Return (3/31/02) 3                    -1.35%   +4.22%   +5.56%
Distribution Rate 4                       4.55%
Taxable Equivalent Distribution Rate 5    7.86%
30-Day Standardized Yield 6               4.06%
Taxable Equivalent Yield 5                7.02%


                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.28%   +26.08%  +42.53%
Average Annual Total Return 2                        +3.21%    +4.53%   +5.17%
Avg. Ann. Total Return (3/31/02) 3                   +0.42%    +4.34%   +4.83%
Distribution Rate 4                       4.12%
Taxable Equivalent Distribution Rate 5    7.12%
30-Day Standardized Yield 6               3.66%
Taxable Equivalent Yield 5                6.32%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




FRANKLIN VIRGINIA
TAX-FREE INCOME FUND





--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and Virginia state personal income tax bracket of 42.13%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/02
----------------------------

1-Year                +1.22%

5-Year                +4.37%

10-Year               +5.76%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 2/28/02
-------------------------------

1-Year                   +3.21%

5-Year                   +4.53%

Since Inception (5/1/95) +5.17%






TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.




CLASS A (3/1/92-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Virginia   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
03/01/1992              $9,579              $10,000           $10,000
03/31/1992              $9,594              $10,003           $10,051
04/30/1992              $9,679              $10,092           $10,065
05/31/1992              $9,788              $10,211           $10,079
06/30/1992              $9,926              $10,383           $10,115
07/31/1992              $10,271             $10,694           $10,137
08/31/1992              $10,168             $10,590           $10,165
09/30/1992              $10,200             $10,659           $10,194
10/31/1992              $10,025             $10,555           $10,229
11/30/1992              $10,249             $10,744           $10,244
12/31/1992              $10,403             $10,853           $10,236
01/31/1993              $10,525             $10,979           $10,287
02/28/1993              $10,819             $11,377           $10,323
03/31/1993              $10,786             $11,256           $10,359
04/30/1993              $10,868             $11,370           $10,388
05/31/1993              $10,927             $11,433           $10,402
06/30/1993              $11,121             $11,624           $10,417
07/31/1993              $11,126             $11,639           $10,417
08/31/1993              $11,332             $11,882           $10,446
09/30/1993              $11,463             $12,017           $10,468
10/31/1993              $11,523             $12,040           $10,511
11/30/1993              $11,500             $11,934           $10,518
12/31/1993              $11,693             $12,186           $10,518
01/31/1994              $11,806             $12,325           $10,547
02/28/1994              $11,580             $12,005           $10,582
03/31/1994              $11,188             $11,517           $10,618
04/30/1994              $11,228             $11,615           $10,633
05/31/1994              $11,292             $11,716           $10,641
06/30/1994              $11,227             $11,644           $10,677
07/31/1994              $11,409             $11,857           $10,706
08/31/1994              $11,465             $11,899           $10,749
09/30/1994              $11,329             $11,724           $10,778
10/31/1994              $11,131             $11,515           $10,785
11/30/1994              $10,877             $11,307           $10,799
12/31/1994              $11,147             $11,556           $10,799
01/31/1995              $11,482             $11,886           $10,842
02/28/1995              $11,762             $12,232           $10,886
03/31/1995              $11,876             $12,373           $10,922
04/30/1995              $11,897             $12,387           $10,958
05/31/1995              $12,186             $12,783           $10,980
06/30/1995              $12,129             $12,671           $11,002
07/31/1995              $12,230             $12,792           $11,002
08/31/1995              $12,350             $12,954           $11,030
09/30/1995              $12,415             $13,036           $11,052
10/31/1995              $12,571             $13,225           $11,089
11/30/1995              $12,750             $13,444           $11,081
12/31/1995              $12,870             $13,573           $11,073
01/31/1996              $12,930             $13,677           $11,138
02/29/1996              $12,869             $13,584           $11,174
03/31/1996              $12,751             $13,410           $11,232
04/30/1996              $12,755             $13,372           $11,276
05/31/1996              $12,774             $13,367           $11,297
06/30/1996              $12,898             $13,513           $11,304
07/31/1996              $12,982             $13,634           $11,326
08/31/1996              $12,984             $13,631           $11,347
09/30/1996              $13,147             $13,822           $11,384
10/31/1996              $13,257             $13,978           $11,420
11/30/1996              $13,441             $14,234           $11,442
12/31/1996              $13,406             $14,175           $11,442
01/31/1997              $13,425             $14,201           $11,478
02/28/1997              $13,533             $14,332           $11,514
03/31/1997              $13,400             $14,141           $11,543
04/30/1997              $13,506             $14,260           $11,556
05/31/1997              $13,679             $14,476           $11,550
06/30/1997              $13,794             $14,630           $11,563
07/31/1997              $14,116             $15,036           $11,577
08/31/1997              $13,999             $14,894           $11,599
09/30/1997              $14,157             $15,072           $11,628
10/31/1997              $14,249             $15,168           $11,657
11/30/1997              $14,356             $15,258           $11,650
12/31/1997              $14,550             $15,480           $11,636
01/31/1998              $14,677             $15,640           $11,658
02/28/1998              $14,691             $15,645           $11,681
03/31/1998              $14,722             $15,659           $11,703
04/30/1998              $14,657             $15,588           $11,724
05/31/1998              $14,882             $15,834           $11,745
06/30/1998              $14,953             $15,896           $11,759
07/31/1998              $14,998             $15,936           $11,773
08/31/1998              $15,190             $16,183           $11,787
09/30/1998              $15,351             $16,385           $11,801
10/31/1998              $15,317             $16,385           $11,830
11/30/1998              $15,369             $16,443           $11,830
12/31/1998              $15,402             $16,484           $11,823
01/31/1999              $15,543             $16,680           $11,851
02/28/1999              $15,489             $16,606           $11,865
03/31/1999              $15,521             $16,630           $11,901
04/30/1999              $15,545             $16,671           $11,988
05/31/1999              $15,473             $16,575           $11,988
06/30/1999              $15,238             $16,336           $11,988
07/31/1999              $15,259             $16,395           $12,024
08/31/1999              $15,049             $16,264           $12,053
09/30/1999              $15,031             $16,270           $12,110
10/31/1999              $14,784             $16,094           $12,132
11/30/1999              $14,923             $16,265           $12,140
12/31/1999              $14,772             $16,143           $12,140
01/31/2000              $14,634             $16,072           $12,176
02/29/2000              $14,821             $16,258           $12,248
03/31/2000              $15,243             $16,613           $12,348
04/30/2000              $15,143             $16,515           $12,356
05/31/2000              $15,037             $16,429           $12,370
06/30/2000              $15,438             $16,864           $12,435
07/31/2000              $15,634             $17,099           $12,463
08/31/2000              $15,886             $17,362           $12,463
09/30/2000              $15,781             $17,272           $12,528
10/31/2000              $15,953             $17,460           $12,549
11/30/2000              $16,020             $17,593           $12,557
12/31/2000              $16,358             $18,027           $12,549
01/31/2001              $16,460             $18,206           $12,629
02/28/2001              $16,570             $18,264           $12,679
03/31/2001              $16,716             $18,428           $12,708
04/30/2001              $16,542             $18,229           $12,759
05/31/2001              $16,701             $18,426           $12,816
06/30/2001              $16,813             $18,550           $12,838
07/31/2001              $17,066             $18,824           $12,802
08/31/2001              $17,300             $19,135           $12,802
09/30/2001              $17,186             $19,070           $12,860
10/31/2001              $17,413             $19,297           $12,816
11/30/2001              $17,315             $19,135           $12,794
12/31/2001              $17,083             $18,953           $12,744
01/31/2002              $17,346             $19,281           $12,774
02/28/2002              $17,500             $19,512           $12,825

Total Return            75.00%              95.12%            28.25%



CLASS C (5/1/95-2/28/02)
[GRAPHIC OMITTED]
EDGAR representation of plot points used in printed graphic as follows:

Date                    Franklin Virginia   Lehman Brothers   CPI 7
                        Tax-Free            Municipal Bond
                        Income Fund         Index 7
05/01/1995              $9,904              $10,000           $10,000
05/31/1995              $10,174             $10,319           $10,020
06/30/1995              $10,130             $10,229           $10,040
07/31/1995              $10,200             $10,326           $10,040
08/31/1995              $10,303             $10,458           $10,066
09/29/1995              $10,352             $10,523           $10,086
10/31/1995              $10,476             $10,676           $10,120
11/30/1995              $10,619             $10,853           $10,112
12/29/1995              $10,713             $10,957           $10,105
01/31/1996              $10,758             $11,041           $10,165
02/29/1996              $10,702             $10,966           $10,198
03/29/1996              $10,608             $10,825           $10,251
04/30/1996              $10,597             $10,795           $10,291
05/31/1996              $10,608             $10,791           $10,310
06/28/1996              $10,706             $10,908           $10,316
07/31/1996              $10,780             $11,006           $10,336
08/30/1996              $10,768             $11,004           $10,356
09/30/1996              $10,905             $11,158           $10,389
10/31/1996              $10,991             $11,284           $10,422
11/29/1996              $11,138             $11,491           $10,442
12/31/1996              $11,103             $11,443           $10,442
01/31/1997              $11,113             $11,464           $10,475
02/28/1997              $11,197             $11,570           $10,508
03/31/1997              $11,091             $11,416           $10,534
04/30/1997              $11,173             $11,512           $10,547
05/31/1997              $11,311             $11,686           $10,540
06/30/1997              $11,390             $11,811           $10,553
07/31/1997              $11,659             $12,138           $10,565
08/31/1997              $11,557             $12,024           $10,586
09/30/1997              $11,672             $12,167           $10,612
10/31/1997              $11,751             $12,245           $10,639
11/30/1997              $11,833             $12,317           $10,632
12/31/1997              $11,986             $12,497           $10,619
01/31/1998              $12,084             $12,626           $10,640
02/28/1998              $12,090             $12,629           $10,660
03/31/1998              $12,110             $12,641           $10,680
04/30/1998              $12,052             $12,584           $10,699
05/31/1998              $12,240             $12,783           $10,719
06/30/1998              $12,292             $12,832           $10,731
07/31/1998              $12,313             $12,865           $10,744
08/31/1998              $12,463             $13,064           $10,757
09/30/1998              $12,599             $13,227           $10,770
10/31/1998              $12,565             $13,227           $10,796
11/30/1998              $12,602             $13,274           $10,796
12/31/1998              $12,622             $13,307           $10,789
01/31/1999              $12,730             $13,465           $10,815
02/28/1999              $12,669             $13,406           $10,828
03/31/1999              $12,700             $13,425           $10,861
04/30/1999              $12,723             $13,458           $10,940
05/31/1999              $12,648             $13,380           $10,940
06/30/1999              $12,450             $13,187           $10,940
07/31/1999              $12,461             $13,235           $10,973
08/31/1999              $12,284             $13,129           $10,999
09/30/1999              $12,254             $13,134           $11,052
10/31/1999              $12,060             $12,992           $11,072
11/30/1999              $12,166             $13,130           $11,079
12/31/1999              $12,029             $13,032           $11,079
01/31/2000              $11,922             $12,974           $11,112
02/29/2000              $12,056             $13,125           $11,177
03/31/2000              $12,404             $13,411           $11,269
04/30/2000              $12,318             $13,332           $11,276
05/31/2000              $12,227             $13,263           $11,289
06/30/2000              $12,545             $13,614           $11,348
07/31/2000              $12,698             $13,803           $11,374
08/31/2000              $12,896             $14,016           $11,374
09/30/2000              $12,806             $13,943           $11,433
10/31/2000              $12,939             $14,095           $11,453
11/30/2000              $12,988             $14,202           $11,460
12/31/2000              $13,254             $14,553           $11,453
01/31/2001              $13,330             $14,697           $11,525
02/28/2001              $13,414             $14,744           $11,571
03/31/2001              $13,536             $14,877           $11,598
04/30/2001              $13,390             $14,716           $11,644
05/31/2001              $13,500             $14,875           $11,696
06/30/2001              $13,595             $14,974           $11,716
07/31/2001              $13,792             $15,196           $11,683
08/31/2001              $13,962             $15,447           $11,683
09/30/2001              $13,877             $15,394           $11,736
10/31/2001              $14,052             $15,578           $11,696
11/30/2001              $13,968             $15,447           $11,676
12/31/2001              $13,775             $15,300           $11,631
01/31/2002              $13,979             $15,565           $11,657
02/28/2002              $14,116             $15,751           $11,704

Total Return            41.16%              57.51%            17.04%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.
68

MUNICIPAL BOND RATINGS





MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN ALABAMA TAX-FREE INCOME FUND
                                                                                      YEAR ENDED FEBRUARY 28,
------------------------------------------------------------------------------------------------------------------------
CLASS A                                                                   2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                        $11.08   $10.62    $11.68    $11.98    $11.73
                                                                        ------------------------------------------------
Income from investment operations:
 Net investment income a                                                     .56      .58       .61       .62       .64
 Net realized and unrealized gains (losses)                                  .14      .47     (1.06)     (.25)      .36
                                                                        ------------------------------------------------
Total from investment operations                                             .70     1.05      (.45)      .37      1.00
Less distributions from:
 Net investment income                                                      (.56)    (.59)     (.60)     (.62)     (.65)
 Net realized gains                                                           --       --      (.01)     (.05)     (.10)
                                                                        ------------------------------------------------
Total distributions                                                         (.56)    (.59)     (.61)     (.67)     (.75)
                                                                        ------------------------------------------------
Net asset value, end of year                                              $11.22   $11.08    $10.62    $11.68    $11.98
                                                                        ================================================

Total return b                                                             6.49%   10.11%   (3.92)%     3.21%     8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                         $215,649 $210,198  $203,256  $238,670  $216,982
Ratios to average net assets:
 Expenses                                                                   .73%     .73%      .72%      .71%      .72%
 Net investment income                                                     5.05%    5.32%     5.46%     5.23%     5.39%
Portfolio turnover rate                                                    9.94%   11.12%    20.99%     8.67%    10.44%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.14   $10.68    $11.74    $12.04    $11.78
                                                                        ------------------------------------------------
Income from investment operations:
 Net investment income a ..............................................      .50      .52       .55       .56       .58
 Net realized and unrealized gains (losses) ...........................      .15      .47     (1.06)     (.25)      .36
                                                                        ------------------------------------------------
Total from investment operations ......................................      .65      .99      (.51)      .31       .94
Less distributions from:
 Net investment income ................................................     (.50)    (.53)     (.54)     (.56)     (.58)
 Net realized gains ...................................................       --       --      (.01)     (.05)     (.10)
                                                                        ------------------------------------------------
Total distributions ...................................................     (.50)    (.53)     (.55)     (.61)     (.68)
                                                                        ------------------------------------------------
Net asset value, end of year ..........................................   $11.29   $11.14    $10.68    $11.74    $12.04
                                                                        ================================================

Total return b ........................................................    5.96%    9.46%    (4.46)%    2.62%     8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $18,462  $14,475   $14,056   $14,895    $9,469
Ratios to average net assets:
 Expenses .............................................................    1.28%    1.28%     1.27%     1.27%     1.29%
 Net investment income ................................................    4.50%    4.77%     4.91%     4.67%     4.80%
Portfolio turnover rate ...............................................    9.94%   11.12%    20.99%     8.67%    10.44%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002



                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.6%
 Alabama Building Renovation Finance Authority Revenue, Refunding,
  AMBAC Insured, 5.625%, 9/01/24 ..................................................................$ 2,500,000 $  2,588,250
 Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
  AMBAC Insured, 5.25%, 8/15/24 ...................................................................  1,805,000    1,825,848
 Alabama HFA, SFMR,
    Series A-1, GNMA Secured, 6.50%, 4/01/17 ......................................................  2,790,000    2,869,599
    Series A-2, GNMA Secured, 6.80%, 4/01/25 ......................................................  1,130,000    1,175,370
    Series D-2, GNMA Secured, 5.75%, 10/01/23 .....................................................  1,775,000    1,819,766
 Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 .................................................................  4,500,000    4,969,620
    Refunding, MBIA Insured, 5.50%, 10/01/22 ......................................................  1,000,000    1,031,660
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 ............  2,000,000    1,995,120
 Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 .............................  2,215,000    2,442,414
 Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 .....................  2,000,000    2,167,500
 Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ......................................  1,000,000    1,086,330
 Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 ..............................  1,500,000    1,555,245
 Auburn GO, FSA Insured, 5.00%, 1/01/24 ...........................................................  1,500,000    1,480,275
 Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ..............  1,000,000      895,320
 Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A,
  MBIA Insured, 7.25%, 4/01/15 ....................................................................  1,000,000    1,006,470
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
  Baptist Health System Inc., Refunding, MBIA Insured, 5.875%,
    11/15/19 ......................................................................................  3,500,000    3,702,720
    11/15/26 ......................................................................................  2,000,000    2,094,880
 Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ...............................................  1,000,000    1,023,530
 Birmingham Southern College Private Educational Building Authority Tuition Revenue,
  Refunding, 5.35%, 12/01/19 ......................................................................  1,000,000    1,015,160
 Birmingham Special Care Facilities Financing Authority Revenue, Health Care,
  Medical Center East, MBIA Insured, 7.00%, 7/01/12 ...............................................  1,200,000    1,228,080
 Birmingham-Jefferson Civic Center Authority Special Tax, Capital Outlay,
    7.40%, 1/01/08 ................................................................................    285,000      285,527
    7.25%, 1/01/12 ................................................................................    640,000      641,152
 Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding,
  Series A, 7.75%, 5/01/09 ........................................................................  3,250,000    3,300,798
 Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 .................  4,000,000    4,266,920
 Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ...........................  1,000,000    1,107,920
 Colbert County Health Care Authority Revenue, Helen Keller Hospital,
  Refunding, 8.75%, 6/01/09 .......................................................................  1,605,000    1,631,178
 Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ............................  4,000,000    4,141,480
    Environmental Improvement Revenue, Champion International Corp. Project,
    Refunding, 6.40%, 11/01/26 ....................................................................  2,000,000    2,057,520
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 ..  5,000,000    5,131,850
 Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ...............  2,000,000    2,125,660
 Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 ..................................  1,750,000    1,805,633
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 ................................................................................  2,000,000    1,980,360
    Series A, 6.70%, 12/01/24 .....................................................................  3,500,000    3,623,095
 Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .....................................  1,415,000    1,444,276
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ........................................  1,000,000    1,031,330
 Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ...................................  1,935,000    2,098,953
 Houston County Health Care Authority Revenue,
    AMBAC Insured, 6.125%, 10/01/25 ...............................................................  1,000,000    1,069,700
    AMBAC Insured, 6.250%, 10/01/30 ...............................................................  3,150,000    3,406,883
    Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ......................................  2,070,000    2,117,320
 Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 .............................  4,150,000    3,770,773
 Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ..  1,000,000    1,094,860
 Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ..............................  5,000,000    4,854,300
    Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 .............................  6,000,000    6,065,280
    wts., ETM, 7.50%, 9/01/13 .....................................................................    200,000      205,574
    wts., Series D, FGIC Insured, 5.75%, 2/01/27 ..................................................  6,000,000    6,243,060

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group,
  Series A, MBIA Insured,
    5.625%, 7/01/21 .............................................................................  $ 3,000,000 $  3,139,650
    5.375%, 7/01/29 .............................................................................    5,000,000    5,071,000
 Madison GO, wts.,
    AMBAC Insured, 5.35%, 2/01/26 ...............................................................    2,410,000    2,454,392
    MBIA Insured, 6.00%, 4/01/23 ................................................................    2,000,000    2,165,660
    Series B, MBIA Insured, 6.25%, 2/01/15 ......................................................    1,560,000    1,694,846
 Marshall County Health Care Authority Hospital Revenue,
    Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 ..................................   10,810,000   10,872,158
    Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ................................    2,530,000    2,585,103
 McIntosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding,
  Series C, 5.375%, 6/01/28 .....................................................................    3,000,000    2,939,790
 Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ................................    1,000,000    1,014,820
 Mobile County Board School Commissioners GO, Capital Outlay Warrants, Series B, AMBAC Insured,
    5.10%, 3/01/22 ..............................................................................    2,265,000    2,274,717
    5.125%, 3/01/31 .............................................................................    3,500,000    3,513,160
 Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ........    1,325,000    1,333,507
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
  Refunding, AMBAC Insured, 6.00%, 3/01/26 ......................................................    6,000,000    6,473,760
 Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
  Refunding, Connie Lee Insured, 6.375%, 3/01/24 ................................................    5,750,000    6,240,878
 Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ...............................    1,500,000    1,512,135
 Muscle Shoals GO, Refunding, wts., MBIA Insured,
    5.80%, 8/01/16 ..............................................................................    1,725,000    1,829,587
    5.90%, 8/01/25 ..............................................................................    7,000,000    7,332,920
    5.50%, 8/01/30 ..............................................................................    2,150,000    2,216,908
 Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 ..........................      230,000      258,614
 Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 ..........................................    4,275,000    4,616,102
 Phoenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project,
  Refunding, Series A, 5.30%, 4/01/27 ...........................................................    8,300,000    8,053,324
 Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 ......................................      780,000      793,221
 Puerto Rico Commonwealth GO, Public Improvement,
    Refunding, FSA Insured, 5.25%, 7/01/27 ......................................................    2,500,000    2,566,550
    Series A, 5.125%, 7/01/31 ...................................................................    5,000,000    4,928,700
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
  Series A, 7.90%, 7/01/07 ......................................................................        5,000        5,021
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
  Refunding, 7.875%, 10/01/04 ...................................................................      145,000      145,973
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
    5.00%, 6/01/26 ..............................................................................    1,000,000      956,610
    MBIA Insured, 5.00%, 8/01/31 ................................................................    2,000,000    1,990,740
 Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ................................    2,500,000    2,607,400
 St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA
  Insured, 5.85%, 2/01/29 .......................................................................    4,815,000    5,065,332
 Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 ..............................................    1,700,000    1,752,207
 Tallassee GO, Water, Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 .........................    1,135,000    1,140,244
 Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 .......................    2,215,000    2,209,352
 University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ......    4,395,000    4,572,600
 Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
  Series A, 5.65%, 11/01/22 .....................................................................    3,465,000    3,012,091
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ....................................................................................    1,700,000    1,785,645
    10/01/22 ....................................................................................    2,300,000    2,313,935
 Warrior River Water Authority Water Revenue, FSA Insured,
    5.40%, 8/01/29 ..............................................................................    4,250,000    4,327,945
    5.50%, 8/01/34 ..............................................................................    4,735,000    4,848,545
                                                                                                               ------------
 TOTAL LONG TERM INVESTMENTS (COST $217,935,215) ................................................               226,089,701
                                                                                                               ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
a SHORT TERM INVESTMENTS 1.9%
  McIntosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series D,
   Daily VRDN and Put, 1.40%, 7/01/28 .............................................................$ 1,200,000 $  1,200,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
   AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .............................................  1,700,000    1,700,000
  West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and
   Put, 1.40%, 6/01/28 ............................................................................  1,500,000    1,500,000
                                                                                                               ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,400,000) ..................................................               4,400,000
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $222,335,215) 98.5% .....................................................             230,489,701
  OTHER ASSETS, LESS LIABILITIES 1.5% .............................................................               3,620,965
                                                                                                               ------------
  NET ASSETS 100.0% ...............................................................................            $234,110,666
                                                                                                               ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                                          YEAR ENDED FEBRUARY 28,
                                                                     ------------------------------------------------------------
CLASS A                                                                 2002        2001        2000 D       1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $11.54      $10.89       $11.91      $11.87      $11.59
                                                                     ------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................          .59         .61          .61         .62         .64
 Net realized and unrealized gains (losses) ......................          .18         .64        (1.02)        .05         .30
                                                                     ------------------------------------------------------------
Total from investment operations .................................          .77        1.25         (.41)        .67         .94
                                                                     ------------------------------------------------------------
Less distributions from:
 Net investment income ...........................................         (.60)       (.60)        (.61)       (.62)       (.65)
 Net realized gains ..............................................           --          --           -- e      (.01)       (.01)
                                                                     ------------------------------------------------------------
Total distributions ..............................................         (.60)       (.60)        (.61)       (.63)       (.66)
                                                                     ------------------------------------------------------------
Net asset value, end of year .....................................       $11.71      $11.54       $10.89      $11.91      $11.87
                                                                     ============================================================

Total return b ...................................................        6.83%      11.77%      (3.54)%       5.75%       8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $1,609,946  $1,538,593   $1,509,624  $1,785,720  $1,650,068
Ratios to average net assets:
 Expenses ........................................................         .62%        .62%         .62%        .61%        .61%
 Net investment income ...........................................        5.05%       5.41%        5.37%       5.19%       5.45%
Portfolio turnover rate ..........................................       13.91%      12.05%       26.39%       7.66%       5.60%

CLASS B
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................       $11.58      $10.90       $10.83
                                                                     ------------------------------------
Income from investment operations:
 Net investment income a .........................................          .52         .55          .05
 Net realized and unrealized gains ...............................          .20         .67          .07
                                                                     ------------------------------------
Total from investment operations .................................          .72        1.22          .12
                                                                     ------------------------------------
Less distributions from net investment income ....................         (.53)       (.54)        (.05)
                                                                     ------------------------------------
Net asset value, end of year .....................................       $11.77      $11.58       $10.90
                                                                     ====================================

Total return b ...................................................        6.38%      11.42%        1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................      $30,875      $7,412         $304
Ratios to average net assets:
 Expenses ........................................................        1.17%       1.17%        1.17% c
 Net investment income ...........................................        4.50%       4.81%        5.32% c
Portfolio turnover rate ..........................................       13.91%      12.05%       26.39%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
e The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)


FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                                                    YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------------------------------
CLASS C                                                                 2002      2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $11.65    $10.98     $12.01     $11.96     $11.67
                                                                     ---------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................      .53       .55        .55        .55        .60
 Net realized and unrealized gains (losses) .......................      .18       .66      (1.04)       .06        .29
                                                                     ---------------------------------------------------
Total from investment operations ..................................      .71      1.21       (.49)       .61        .89
                                                                     ---------------------------------------------------
Less distributions from:
 Net investment income ............................................     (.53)     (.54)      (.54)      (.55)      (.59)
 Net realized gains ...............................................       --        --         -- c     (.01)      (.01)
                                                                     ---------------------------------------------------
Total distributions ...............................................     (.53)     (.54)      (.54)      (.56)      (.60)
                                                                     ---------------------------------------------------
Net asset value, end of year ......................................   $11.83    $11.65     $10.98     $12.01     $11.96
                                                                     ===================================================

Total return b ....................................................    6.26%    11.26%     (4.14)%     5.21%      7.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $90,895   $74,194    $72,135    $82,596    $56,027
Ratios to average net assets:
 Expenses .........................................................    1.17%     1.17%      1.17%      1.17%      1.17%
 Net investment income ............................................    4.51%     4.86%      4.83%      4.63%      4.88%
Portfolio turnover rate ...........................................   13.91%    12.05%     26.39%      7.66%      5.60%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a capital gain distribution of $.0009.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.3%
 BONDS 91.8%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
  MBIA Insured, 5.80%, 12/01/26 .................................................................  $10,000,000 $  10,613,300
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .................................    2,000,000     2,003,060
 Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ..   10,130,000    11,453,485
 Bay County Resource Recovery Revenue,
    Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 ........................................    3,710,000     3,847,418
    Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 ........................................   18,150,000    18,822,276
 Bay County Water System Revenue, AMBAC Insured, Pre-Refunded,
    6.50%, 9/01/07 ..............................................................................      525,000       548,825
    6.60%, 9/01/11 ..............................................................................      675,000       705,962
 Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
  Project, MBIA Insured, 5.00%, 4/01/26 .........................................................    5,000,000     4,917,300
 Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital, Series B,
  Pre-Refunded, 7.20%, 4/01/13 ..................................................................    5,000,000     5,120,850
 Brevard County HFA, SFMR,
    Multi-County Program, GNMA Secured, 6.40%, 9/01/30 ..........................................    2,970,000     3,096,106
    Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ............................................      380,000       388,801
 Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ............    4,415,000     4,844,933
 Broward County Educational Facilities Authority Revenue, Nova Southeastern University
  Project, Refunding, Connie Lee Insured, 6.125%, 4/01/17 .......................................    2,250,000     2,446,335
 Broward County Health Facilities Authority Revenue, Catholic Health Services,
  Refunding, 5.50%, 8/15/20 .....................................................................    9,360,000     9,849,809
 Broward County HFA, MFHR,
    Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .............................    3,000,000     2,855,340
    Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ....................................    1,995,000     1,994,900
    Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .....................................    5,795,000     5,785,960
    Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .....................................    1,000,000       948,930
    Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ......................................    2,000,000     1,884,320
 Broward County HFAR, Series D,
    6.90%, 6/01/09 ..............................................................................      155,000       158,615
    7.375%, 6/01/21 .............................................................................      515,000       525,439
 Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
  MBIA Insured,
    5.750%, 9/01/21 .............................................................................    5,000,000     5,273,650
    5.625%, 9/01/28 .............................................................................   10,000,000    10,340,300
 Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .........................   21,500,000    21,259,845
 Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ........................    3,500,000     3,422,300
 Celebration CDD, Special Assessment,
    MBIA Insured, 6.00%, 5/01/10 ................................................................    3,640,000     3,932,074
    MBIA Insured, 6.10%, 5/01/16 ................................................................    2,645,000     2,862,763
    Series A, MBIA Insured, 5.50%, 5/01/18 ......................................................    1,470,000     1,531,328
 Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
    Series A, 6.625%, 1/01/27 ...................................................................   11,100,000    11,365,623
    Series B, 6.35%, 2/01/22 ....................................................................   20,400,000    20,896,128
 Clay County Housing Finance Authority Revenue, SFM Multi County Program, GNMA Secured,
  5.30%, 10/01/29 ...............................................................................    4,625,000     4,661,029
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
  6.50%, 10/01/25 ...............................................................................    2,700,000     2,769,687
 Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .....................    5,000,000     5,080,200
 Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
  Project, MBIA Insured, 7.15%, 10/01/11 ........................................................       80,000        80,061
 Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
  MBIA Insured, 5.80%, 5/01/16 ..................................................................    5,980,000     6,572,797
 Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.125%, 10/01/22 .....................................................    4,750,000     4,705,113
    Series C, FSA Insured, 5.125%, 10/01/27 .....................................................    9,550,000     9,462,236
 Dade County HFA, SFMR, Refunding,
    Series D, FSA Insured, 6.95%, 12/15/12 ......................................................       95,000        97,356
    Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ........................................      210,000       212,407
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
  2/01/23 .......................................................................................    5,695,000     5,790,163
 Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ........    5,000,000     5,589,950
 Dade County Water and Sewer System Revenue, FGIC Insured,
    5.75%, 10/01/22 .............................................................................    5,000,000     5,294,350
    5.50%, 10/01/25 .............................................................................   11,500,000    11,737,015
    5.25%, 10/01/26 .............................................................................   13,000,000    13,153,270


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)


 Dovera CDD, Special Assessment Revenue,
    7.625%, 5/01/03 .............................................................................  $   105,000 $     107,167
    7.875%, 5/01/12 .............................................................................      715,000       730,894
 Duval County HFA,
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..................    1,000,000     1,034,830
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..................    2,000,000     2,042,840
    SFMR, GNMA Secured, 5.20%, 10/01/19 .........................................................    2,995,000     3,030,311
    SFMR, GNMA Secured, 5.30%, 4/01/31 ..........................................................    1,680,000     1,681,882
    SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ...........................................       15,000        15,585
 Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ..........................    3,000,000     3,113,370
 Escambia County Health Facilities Authority Health Facility Revenue,
    Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ........................................    8,750,000     8,168,125
    Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 ...........................    3,415,000     3,740,552
    Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ..............................      410,000       425,818
    Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ................   10,000,000    11,117,600
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
  Series A-2, AMBAC Insured, 5.75%, 11/15/29 ....................................................   25,000,000    26,433,250
 Escambia County HFA, SFMR,
    Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ...............................    9,785,000    10,197,046
    Multi-County Program, MBIA Insured, 5.20%, 4/01/32 ..........................................    7,245,000     7,168,565
    Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 ...............................    1,285,000     1,323,075
 Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..................    2,210,000     2,258,532
 Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 .................................    1,210,000     1,211,198
 First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 .........    3,700,000     4,146,738
 Florida Board of Education Capital Outlay GO, Public Education, Refunding, Series G,
  FGIC Insured, 5.00%, 6/01/31 ..................................................................   10,000,000     9,848,100
 Florida HFA,
    MFHR, Refunding, Series A, 6.95%, 10/01/21 ..................................................    2,900,000     2,902,784
    SFMR, Series A, 8.60%, 7/01/16 ..............................................................      140,000       140,167
 Florida HFAR,
    General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .......................................    2,980,000     3,068,059
    Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .................................    4,830,000     5,048,944
    MFH, Citrus Meadows Apartments Project, Series Q, 7.65%, 6/20/31 ............................    4,000,000     4,035,840
    MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...................................    3,400,000     3,413,668
    Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ................................    5,000,000     5,086,300
    Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..............................    2,000,000     2,035,800
    Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..............................    1,300,000     1,367,379
 Florida HFC Revenue,
    Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .........................    5,000,000     5,153,300
    Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...................................    5,600,000     5,852,728
    Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ..................    1,250,000     1,302,150
    Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .....................    3,505,000     3,661,323
    Housing Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .........................    3,000,000     3,202,500
 Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 ..............................................................................    1,355,000     1,358,970
    5.125%, 2/01/31 .............................................................................    5,000,000     4,996,000
 Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ................    1,500,000     1,591,125
 Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal Program,
  FGIC Insured, 5.50%, 10/01/23 .................................................................    7,000,000     7,231,140
 Florida State Board of Education Capital Outlay GO, Public Education,
    Refunding, Series D, 5.75%, 6/01/22 .........................................................   25,900,000    27,816,600
    Refunding, Series D, 6.00%, 6/01/23 .........................................................   15,000,000    17,183,250
    Refunding, Series G, FGIC Insured, 5.00%, 6/01/27 ...........................................    7,500,000     7,425,150
    Series B, Pre-Refunded, 5.875%, 6/01/24 .....................................................    5,000,000     5,534,750
    Series C, FGIC Insured, 5.75%, 6/01/29 ......................................................    5,000,000     5,289,500
    Series F, FGIC Insured, 5.50%, 6/01/26 ......................................................   10,000,000    10,236,400


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Florida State Board Regent Housing Revenue,
    University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...............................  $ 8,650,000 $   9,171,682
    University of Florida, FGIC Insured, 5.75%, 7/01/25 .........................................    3,400,000     3,627,052
    University of Florida, FGIC Insured, 5.25%, 7/01/30 .........................................    2,060,000     2,079,508
 Florida State Community Services Corp. Walton County Water and Sewer Revenue,
    7.00%, 3/01/18 ..............................................................................    2,045,000     2,135,307
    Pre-Refunded, 7.00%, 3/01/18 ................................................................      505,000       529,144
 Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
  MBIA Insured, 6.00%, 8/01/15 ..................................................................    6,000,000     6,648,060
 Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC
  Insured, 6.25%, 3/01/15 .......................................................................    2,960,000     3,234,481
 Florida State Department of General Services Division Facilities Management Revenue,
  Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ................................   10,000,000    10,335,400
 Florida State Mid-Bay Bridge Authority Revenue,
    Exchangeable, 6.05%, 10/01/22 ...............................................................    7,000,000     7,173,530
    Exchangeable, Series A, 5.95%, 10/01/13 .....................................................   13,505,000    14,332,046
    Exchangeable, Series D, 6.10%, 10/01/22 .....................................................   17,240,000    17,725,134
    Series A, ETM, 6.875%, 10/01/22 .............................................................    6,000,000     7,458,600
 Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
    Series A, FGIC Insured, 5.50%, 7/01/21 ......................................................    5,000,000     5,130,850
    Series B, 5.00%, 7/01/30 ....................................................................    3,455,000     3,382,998
 Gainesville Utilities Systems Revenue,
    Series A, 5.20%, 10/01/26 ...................................................................    7,590,000     7,627,419
    Series B, 6.00%, 10/01/17 ...................................................................    3,500,000     3,579,800
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ......    5,395,000     5,759,756
 Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
  5.30%, 12/20/18 ...............................................................................    1,240,000     1,273,864
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    5.25%, 11/15/20 .............................................................................   11,000,000    10,556,370
    Refunding, 5.25%, 11/15/28 ..................................................................    2,750,000     2,581,095
    Series A, 6.00%, 11/15/31 ...................................................................   16,000,000    16,376,640
 Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
  5.125%, 3/01/20 ...............................................................................    1,000,000     1,011,610
 Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
  FGIC Insured, 5.875%, 10/01/23 ................................................................    5,000,000     5,262,300
 Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
  Pre-Refunded, 6.75%, 7/01/22 ..................................................................    1,250,000     1,296,688
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ..........    5,000,000     5,146,900
 Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ......................    5,300,000     5,477,550
 Hillsborough County School Board COP,
    Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...............................    5,000,000     5,160,350
    Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ................................    5,000,000     5,087,300
    MBIA Insured, 5.375%, 7/01/26 ...............................................................    8,000,000     8,132,400
    Series B, MBIA Insured, 5.125%, 7/01/26 .....................................................    5,000,000     5,001,600
 Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/26 .............   14,000,000    13,882,120
 Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 .........    1,000,000     1,077,880
 Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
  5.875%, 10/01/25 ..............................................................................    5,000,000     5,299,250
 Jacksonville Electric Authority Revenue, Water and Sewer,
    Series A, 6.125%, 10/01/39 ..................................................................   20,330,000    22,347,346
    Series B, FGIC Insured, 5.40%, 10/01/20 .....................................................    3,000,000     3,098,820
 Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress Village, Series A,
    7.05%, 3/01/24 ..............................................................................      500,000       527,190
    7.10%, 3/01/30 ..............................................................................    1,220,000     1,290,479
 Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
    6.60%, 2/01/21 ..............................................................................    1,750,000     1,786,488
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .................................    5,000,000     5,003,600
 Jacksonville Transportation Revenue, MBIA Insured,
    5.25%, 10/01/29 .............................................................................   17,955,000    18,169,742
    5.00%, 10/01/31 .............................................................................   25,000,000    24,619,500
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ...................    5,000,000     5,200,800
 Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A, MBIA
  Insured, 5.50%, 11/15/26 ......................................................................   10,000,000    10,340,800
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
  6.00%, 10/01/17           4,500,000    4,936,275
 Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 .............................   11,405,000    12,218,861


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
  MBIA Insured, 5.875%, 4/01/24 .................................................................  $18,000,000 $  19,081,620
 Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
    Refunding, Series A, 5.50%, 11/15/29 ........................................................    4,000,000     3,535,360
    Series A, 5.50%, 11/15/21 ...................................................................    7,500,000     6,788,400
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ....................    5,000,000     5,299,450
 Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
    Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ................................    1,250,000     1,299,200
    Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 .................................    2,115,000     2,199,092
    Refunding, Series A, 6.125%, 7/01/18 ........................................................    7,000,000     7,126,280
 Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 ..............................    2,865,000     2,909,723
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...................    5,575,000     6,381,424
 Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ............................    5,000,000     4,923,500
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ..      735,000       785,149
 Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ...............................    6,000,000     6,067,260
 Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ..............    1,795,000     1,817,958
 Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .............................    7,000,000     6,895,420
 Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
  5.75%, 4/01/29 ................................................................................   10,000,000    10,642,100
 Miami-Dade County HFA,
    MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ...................................    2,015,000     2,023,705
    MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ...................................      430,000       419,861
    MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ...................................    1,500,000     1,436,490
 Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .............    4,500,000     4,814,730
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 .....................   10,000,000     9,818,600
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
  10/01/25 ......................................................................................    6,500,000     7,300,475
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ........................    5,000,000     5,089,050
 North Broward Hospital District Revenue,
    Improvement, 6.00%, 1/15/31 .................................................................   25,530,000    26,196,333
    Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ....................................   10,000,000    10,156,900
    Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 .....................................   19,370,000    20,149,643
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
  Group, 6.00%,
    8/15/16 .....................................................................................    2,000,000     2,121,580
    8/15/24 .....................................................................................    1,750,000     1,811,250
 North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ......................    1,500,000     1,572,405
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
    6.75%, 11/01/07 .............................................................................      725,000       796,318
    6.625%, 11/01/13 ............................................................................    1,470,000     1,611,635
 Orange County HFAR,
    Adventist Health System, 6.375%, 11/15/20 ...................................................    3,000,000     3,182,940
    Adventist Health System, 6.50%, 11/15/30 ....................................................   10,750,000    11,405,535
    Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 ...................    4,000,000     3,988,160
    MBIA Insured, 6.00%, 11/01/24 ...............................................................      285,000       297,871
    Regional Healthcare System, Series E, 6.00%, 10/01/26 .......................................   12,000,000    12,423,240
 Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .................    2,240,000     2,286,794
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .......................    5,050,000     5,518,438
 Orange County Tourist Development Tax Revenue,
    AMBAC Insured, 5.50%, 10/01/31 ..............................................................   10,500,000    10,874,010
    Refunding, MBIA Insured, 5.125%, 10/01/20 ...................................................   10,000,000    10,080,000
 Orlando and Orange County Expressway Authority Expressway Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/28 ...................................................   18,500,000    18,285,215
    senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ............................................      265,000       307,458
 Orlando Community RDA, Tax Increment Revenue, Series A,
    6.50%, 10/01/11 .............................................................................    2,155,000     2,204,996
    6.75%, 10/01/16 .............................................................................    2,585,000     2,645,489
 Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ........    3,500,000     3,715,460
 Osceola County IDAR, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 .......................................................    3,931,000     3,995,311
    Series C, FSA Insured, 7.60%, 7/01/10 .......................................................      750,000       760,665


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..................................  $10,000,000  $  9,946,700
 Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
  AMBAC Insured,
    6.125%, 9/01/07 .............................................................................      270,000       273,213
    6.250%, 9/01/13 .............................................................................      685,000       693,357
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ............    5,000,000     5,461,550
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
  5.90%, 6/01/38 ................................................................................    1,000,000     1,003,770
 Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ............    2,565,000     2,604,219
 Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 .....................    3,650,000     3,344,897
 Palm Beach County IDR,
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.55%, 12/01/16 ...............    1,755,000     1,865,249
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.625%, 12/01/26 ..............    4,000,000     4,223,640
    South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...................................    5,000,000     5,156,500
 Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
  5.125%, 11/01/30 ..............................................................................   10,000,000     9,947,200
 Palm Beach County School Board COP, Series A,
    AMBAC Insured, 5.125%, 8/01/24 ..............................................................   15,000,000    15,065,400
    FGIC Insured, 6.00%, 8/01/22 ................................................................    5,000,000     5,801,800
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 .............................    5,615,000     5,863,127
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Secured,
  6.40%, 7/15/23 ................................................................................      930,000       942,332
 Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
  5.00%, 11/15/30 ...............................................................................   11,500,000    11,225,150
 Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 ...................   12,200,000    12,422,162
 Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc.,
  Pre-Refunded,
    7.625%, 12/01/12 ............................................................................    1,500,000     1,599,210
    7.750%, 12/01/22 ............................................................................    3,000,000     3,201,180
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .............    2,350,000     2,537,060
 Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ............................    2,035,000     2,061,048
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 ...   20,500,000    21,188,595
 Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ..........      575,000       651,412
 Port St. Lucie Special Assessment Revenue, Utility Service Area 5, 6, and 7A, MBIA Insured,
  5.00%, 9/01/21 ................................................................................   10,000,000    10,032,300
 Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31 .....................   11,150,000    10,991,001
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ......................................................   12,800,000    12,735,360
    Series B, 6.00%, 7/01/39 ....................................................................    5,000,000     5,846,000
    Series D, 5.375%, 7/01/36 ...................................................................    5,000,000     5,052,900
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ..................   15,000,000    15,011,550
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Revenue, Cogen Facilities, 6.625%, 6/01/26 ....................................................    6,000,000     6,340,740
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ..........    5,000,000     5,052,900
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc.,
  Series A, 6.20%, 10/01/14 .....................................................................   14,350,000    14,619,924
 Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ..........    4,290,000     4,450,961
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 .....................    5,250,000     5,563,688
 Sarasota County Utilities System Revenue, FGIC Insured,
    5.75%, 10/01/27 .............................................................................   18,000,000    18,910,800
    Refunding, Series A, 5.25%, 10/01/25 ........................................................    9,000,000     9,099,270
 Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 .........    5,000,000     5,533,900
 South Broward Hospital District Revenue, 5.625%, 5/01/32 .......................................   15,000,000    15,054,300
 South Florida Water Management District Special Obligation, Land Acquisition Bonds,
  AMBAC Insured, 6.00%, 10/01/15 ................................................................    1,000,000     1,076,350
 St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured,
  Pre-Refunded, 5.80%, 9/01/16 ..................................................................    4,660,000     5,251,214
 St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
  7.50%, 8/01/04 ................................................................................       95,000        96,993
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ..   10,000,000    11,032,600
 Sunrise Lakes Recreation District GO, Phase 4,
    Refunding, AMBAC Insured, 5.25%, 8/01/24 ....................................................    4,320,000     4,371,278
    Series A, Pre-Refunded, 6.75%, 8/01/15 ......................................................    3,080,000     3,528,479
    Series A, Pre-Refunded, 6.75%, 8/01/24 ......................................................    6,120,000     7,011,133
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................    2,550,000     2,604,009
 Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ..................    3,400,000     3,698,044
 Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project,
  6.375%, 12/01/30 ..............................................................................    2,500,000     2,619,875

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded, 6.50%, 12/01/23 .  $ 7,000,000  $   7,931,420
 Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .................................................   25,000,000     28,557,000
    Series B, FGIC Insured, 5.00%, 10/01/26 .....................................................    5,000,000      4,957,900
    Series B, FGIC Insured, 5.00%, 10/01/31 .....................................................   16,000,000     15,756,480
 Tampa Florida Sports Authority Revenue, Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ....    5,860,000      5,919,772
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ..................    1,000,000      1,155,500
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ..................    1,715,000      1,976,469
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ..................    2,695,000      3,128,464
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ................    6,800,000      7,618,040
 Tampa Water and Sewer Revenue,
    5.50%, 10/01/29 .............................................................................   14,490,000     16,297,917
    sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 .........................................    1,330,000      1,335,107
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ..........    5,000,000      4,999,650
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ................    6,000,000      6,713,520
 Viera East CDD Revenue, Special Assessment, Series B,
    6.75%, 5/01/14 ..............................................................................      300,000        302,430
    ETM, 6.75%, 5/01/14 .........................................................................    7,190,000      8,268,141
 Viera East CDD,
    Special Assessment, 8.625%, 5/01/14 .........................................................   10,640,000     11,349,369
    Special Assessment, ETM, 7.50%, 5/01/03 .....................................................      770,000        789,281
    Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ............................................      655,000        685,890
    Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ............................................    5,225,000      5,378,876
    Special Assessment, Refunding, 6.30%, 5/01/26 ...............................................    7,355,000      7,708,114
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 .....................................   11,295,000     11,455,615
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ...................   11,340,000     11,562,944
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..............................      465,000        474,216
    Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..............................    4,580,000      4,670,043
    Water and Sewer Revenue, 7.875%, 5/01/03 ....................................................    1,770,000      1,801,276
    Water and Sewer Revenue, 6.75%, 5/01/09 .....................................................    2,850,000      2,959,839
 Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..............   10,000,000     10,080,700
 Volusia County Educational Facility Authority Revenue,
    Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured,
    5.25%, 10/15/22 .............................................................................    2,000,000      2,037,340
    Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ......    5,000,000      5,052,900
    Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ....      500,000        526,225
 Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 .............    5,000,000      5,183,500
 West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ........................    1,950,000      2,120,820
 West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ..............................    6,450,000      6,503,148
 West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ..........................    5,000,000      5,135,550
                                                                                                               --------------
 TOTAL BONDS ....................................................................................               1,589,825,788
                                                                                                               --------------
 ZERO COUPON BONDS 6.5%
 Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 ...........................    7,185,000      1,103,975
 Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 ...    3,670,000      2,847,223
 Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 .....................    3,980,000        491,769
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
  8/01/18 .......................................................................................   17,020,000      6,052,993
 Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ......    3,850,000        489,874
 Florida HFC Revenue,
    Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ....................   10,000,000      1,479,700
    Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ......................    3,005,000      1,340,861
    Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ......................   48,595,000     10,430,431
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/01/25 ....................................................................................    9,845,000      2,702,649
    10/01/26 ....................................................................................    2,500,000        648,125


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT
 ZERO COUPON BONDS (CONT.)
 Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
    10/01/20 ...................................................................................   $ 3,090,000 $    1,188,816
    10/01/21 ...................................................................................     2,585,000        948,281
    10/01/22 ...................................................................................     3,090,000      1,068,306
    10/01/23 ...................................................................................     3,060,000        998,386
    10/01/24 ...................................................................................     2,560,000        782,592
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 .................     3,170,000        501,843
 Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 ......................     5,770,000      3,233,393
 Melbourne Water and Sewer Revenue, Capital Appreciation, FGIC Insured, ETM, 10/01/26 ..........     1,500,000        408,900
 Miami-Dade County Special Obligation,
    sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 .....................................    22,365,000      6,111,235
    Sub Series B, MBIA Insured, 10/01/36 .......................................................     5,635,000        801,917
    Sub Series C, MBIA Insured, 10/01/28 .......................................................     8,305,000      1,890,384
 Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured, 4/01/32 ....     5,655,000        815,790
 Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ...........................     2,525,000        374,483
 Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 9/01/10 ..............................................................    24,525,000     16,949,470
    Capital Appreciation, ETM, 9/01/10 .........................................................    25,475,000     17,826,640
    Refunding, Series A, 9/01/02 ...............................................................    10,575,000     10,485,324
    Refunding, Series A, 9/01/03 ...............................................................     9,075,000      8,800,935
    Refunding, Series A, 9/01/04 ...............................................................     3,550,000      3,328,940
 Port St. Lucie Utility Revenue, MBIA Insured, 9/01/29 .........................................    20,000,000      4,084,200
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/01/09 ...................................................................................     1,365,000        995,208
    11/01/12 ...................................................................................     1,780,000      1,106,695
    11/01/15 ...................................................................................     2,180,000      1,134,580
                                                                                                               --------------
 TOTAL ZERO COUPON BONDS .......................................................................                  111,423,918
                                                                                                               --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,604,021,985) .............................................                1,701,249,706
                                                                                                               --------------
a SHORT TERM INVESTMENTS .3%
 Jacksonville Revenue, YMCA Florida First Coast Project, Weekly VRDN and Put, 1.20%, 3/01/18 ...       120,000        120,000
 Orange County School Board COP, Series B, Daily VRDN and Put, 1.25%, 8/01/25 ..................     5,300,000      5,300,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put,
  .95%, 12/01/15 ...............................................................................       135,000        135,000
                                                                                                               --------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,555,000) ................................................                    5,555,000
                                                                                                               --------------
 TOTAL INVESTMENTS (COST $1,609,576,985) 98.6% .................................................                1,706,804,706
 OTHER ASSETS, LESS LIABILITIES 1.4% ...........................................................                   24,911,787
                                                                                                               --------------
 NET ASSETS 100.0% .............................................................................               $1,731,716,493
                                                                                                               ==============






See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.73   $11.03    $12.07    $12.12    $11.86
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .57      .59       .59       .61       .63
 Net realized and unrealized gains (losses) .........................        .14      .70     (1.03)      .01       .27
                                                                      --------------------------------------------------
Total from investment operations ....................................        .71     1.29      (.44)      .62       .90
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.58)    (.59)     (.60)     (.61)     (.64)
 Net realized gains .................................................         --       --        -- c    (.06)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.58)    (.59)     (.60)     (.67)     (.64)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.86   $11.73    $11.03    $12.07    $12.12
                                                                      ==================================================

Total return b ......................................................      6.15%   11.93%    (3.71)%    5.22%     7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $169,489 $163,352  $151,670  $164,669  $149,642
Ratios to average net assets:
 Expenses ...........................................................       .75%     .76%      .75%      .76%      .76%
 Net investment income ..............................................      4.83%    5.15%     5.14%     5.00%     5.28%
Portfolio turnover rate .............................................     19.66%   18.67%    46.90%    12.84%    14.77%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.81   $11.10    $12.15    $12.19    $11.92
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea .............................................        .51      .53       .53       .54       .57
 Net realized and unrealized gains (losses) .........................        .13      .71     (1.05)      .02       .27
                                                                      --------------------------------------------------
Total from investment operations ....................................        .64     1.24      (.52)      .56       .84
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.51)    (.53)     (.53)     (.54)     (.57)
 Net realized gains .................................................         --       --        -- c    (.06)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.51)    (.53)     (.53)     (.60)     (.57)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.94   $11.81    $11.10    $12.15    $12.19
                                                                      ==================================================

Total returnb .......................................................      5.52%   11.36%   (4.32)%     4.70%     7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $24,672  $16,780   $14,811   $17,277    $9,107
Ratios to average net assets:
 Expenses ...........................................................      1.30%    1.31%     1.30%     1.31%     1.32%
 Net investment income ..............................................      4.29%    4.60%     4.58%     4.45%     4.72%
Portfolio turnover rate .............................................     19.66%   18.67%    46.90%    12.84%    14.77%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a capital gain distribution of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 Albany Sewer System Revenue, MBIA Insured, 5.00%, 7/01/22 ......................................   $ 2,035,000  $ 2,041,838
 Atlanta Airport Facilities Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...........................................     5,000,000    5,183,950
    Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 ...........................................     5,000,000    5,183,050
    Series B, AMBAC Insured, 6.00%, 1/01/21 .....................................................       575,000      609,558
    Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 .......................................       525,000      578,655
 Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 .........     1,500,000    1,580,715
 Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A, MBIA
  Insured, 5.125%, 1/01/23 ......................................................................     4,150,000    4,248,231
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
  6.25%, 10/01/16 ...............................................................................     2,000,000    2,087,980
 Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ...........................................     2,000,000    2,245,140
 Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
  6.375%, 3/01/23 ...............................................................................     1,480,000    1,523,527
 Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 ................................................     1,700,000    1,782,790
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ............................................     1,040,000    1,097,054
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ...........................................     1,560,000    1,615,349
 Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
    5.00%, 11/01/29 .............................................................................       905,000      898,231
    Pre-Refunded, 5.00%, 11/01/29 ...............................................................     1,095,000    1,189,980
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 .............................................................................     2,500,000    2,169,500
    5.375%, 12/01/28 ............................................................................     2,000,000    1,725,560
 Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 ............................................     1,000,000    1,026,520
 Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding,
  5.55%, 3/01/26 ................................................................................     4,000,000    3,416,680
 Carroll City County Hospital Authority Revenue Anticipation Certificate, Tanner Medical Center
  Inc. Project, AMBAC Insured, 5.00%, 7/01/28 ...................................................     1,000,000      985,530
 Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...............        10,000       10,266
 Clayton County Development Authority Revenue, Gateway Village Project, Series A,
  6.00%, 8/01/23 ................................................................................     3,500,000    3,817,415
 Clayton County Housing Authority MFHR,
   (b)Southlake Cove Project A, GNMA Collateral, 5.60%, 12/20/24 ................................     2,000,000    2,047,180
    Vineyard Pointe, Series A, GNMA Secured, 5.50%, 10/20/32 ....................................     1,485,000    1,507,884
 Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..............       995,000    1,025,507
 Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 .        85,000       96,047
 College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 ............     2,000,000    2,155,140
 Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 .......................     2,000,000    1,986,740
 Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ..................     1,000,000    1,100,210
 De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Insured, 5.40%,
  2/20/29 .......................................................................................     3,065,000    3,056,725
 De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 .......................................     5,000,000    5,009,150
 Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%,
    6/01/26 .....................................................................................     3,000,000    2,983,080
    6/01/30 .....................................................................................     3,000,000    2,963,970
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
  MBIA Insured, 6.50%, 7/01/24 ..................................................................       910,000      923,568
 Forsyth County GO, 5.75%, 2/01/19 ..............................................................     1,500,000    1,609,995
 Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...........................       750,000      758,430
    Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ...............................     1,000,000    1,014,910
 Fulton County Development Authority Revenue, Georgia Tech Foundation, Sac II Project,
  Series A 5.25%, 11/01/30 ......................................................................     5,000,000    5,037,300
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
  5.45%, 5/01/23 ................................................................................     1,000,000      788,560
 Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
  Health System Inc. Project, Refunding, 5.50%, 5/15/31 .........................................     2,500,000    2,442,950
 Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
  12/01/26 ......................................................................................     2,000,000    2,032,100
 Georgia Municipal Electric Authority Power Revenue, Series W,
    6.60%, 1/01/18 ..............................................................................       955,000    1,148,703
    Pre-Refunded, 6.60%, 1/01/18 ................................................................        45,000       54,296
 Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
  6/01/24 .......................................................................................     1,000,000      997,260
 Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
  Corp. Project, Series A, 6.00%, 6/01/24 .......................................................     2,550,000    2,540,412


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...............................   $ 2,140,000  $   2,188,214
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ................................       320,000        329,312
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ......................     1,000,000      1,162,530
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ....................     1,000,000      1,038,460
    SF, Sub Series C-2, 5.95%, 12/01/31 .........................................................     4,975,000      5,121,215
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..............................................     1,000,000      1,027,460
    SFM, Sub Series B-2, 5.85%, 12/01/28 ........................................................     2,820,000      2,900,032
 Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett Hospital
  Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ..................................     3,750,000      3,750,000
 Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
  AMBAC Insured, 6.00%, 7/01/29 .................................................................     5,000,000      5,424,150
 Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
  6.00%, 10/01/23                                                                                     3,300,000      3,784,737
 Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ............................................     1,800,000      1,913,544
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ............................................     1,100,000      1,163,426
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ............................................     1,000,000      1,065,800
    Series B, FSA Insured, 5.75%, 9/01/14 .......................................................       800,000        851,000
 Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
  Healthcare System, MBIA Insured, 5.50%, 8/01/25 ...............................................     7,000,000      7,238,490
 Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26 .......     1,000,000      1,059,870
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
  Pre-Refunded, 6.90%, 7/01/20 ..................................................................     5,930,000      6,670,064
 Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
  Series A, 6.80%, 1/01/12 ......................................................................     1,500,000      1,779,210
 Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
  Insured, 6.10%, 2/01/24 .......................................................................     4,500,000      4,899,375
 Private Colleges and Universities Authority Revenue,
    Emory University Project, Series A, 5.50%, 11/01/25 .........................................    10,000,000     10,375,600
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 .............................     2,500,000      2,496,550
    Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ........................     2,000,000      2,012,560
 Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ....................     2,000,000      2,017,780
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ..............................................................................        15,000         15,062
    7.50%, 7/01/09 ..............................................................................         5,000          5,015
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 .........................................................     1,000,000      1,060,960
    Series T, 6.00%, 7/01/16 ....................................................................     1,000,000      1,057,520
 Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
  Project, 5.80%, 12/01/20 ......................................................................     1,500,000      1,503,555
 Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
  5.375%, 7/01/29 ...............................................................................     5,000,000      5,132,050
 Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 ......................     1,000,000      1,025,500
 Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded, 6.20%,
  7/01/23 .......................................................................................     2,000,000      2,156,240
 Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 .........     4,600,000      4,631,555
 St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 ...............       500,000        502,960
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .....................................       700,000        702,912
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 .......................     1,550,000      1,568,630
 Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
  Center Project, AMBAC Insured, 5.25%, 10/01/27 ................................................     3,000,000      3,020,580
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .............................................................................       850,000        897,932
    5.50%, 10/01/22 .............................................................................     1,200,000      1,207,272
    5.625%, 10/01/25 ............................................................................     1,530,000      1,556,454
 Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured,
  Pre-Refunded, 7.00%, 10/01/10 .................................................................     1,500,000      1,536,045
 Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
  6.00%, 2/01/21 ................................................................................        50,000        812,295
 Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%,
  3/01/25 .......................................................................................     3,000,000      3,037,470
 White County IDAR, Springs Industries Inc., Refunding, 6.85%, 6/01/10 ..........................     1,780,000      1,823,895
                                                                                                                 -------------
 TOTAL LONG TERM INVESTMENTS (COST $183,712,943)                                                                   191,820,917
                                                                                                                 -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .9%
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.25%,
  11/01/41 .....................................................................................   $ 1,200,000  $  1,200,000
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, Daily
  VRDN and Put, 1.40%, 4/01/32 .................................................................       300,000       300,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 .................................................................       200,000       200,000
                                                                                                                ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,700,000) ................................................                   1,700,000
                                                                                                                ------------
 TOTAL INVESTMENTS (COST $185,412,943) 99.7% ...................................................                 193,520,917
 OTHER ASSETS, LESS LIABILITIES .3% ............................................................                     640,385
                                                                                                                ------------
 NET ASSETS 100.0% .............................................................................                $194,161,302
                                                                                                                ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND
                                                                                             YEAR ENDED FEBRUARY 28,
                                                                      ------------------------------------------------------
                                                                           2002     2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................      $11.03   $10.42    $11.47    $11.45    $11.05
                                                                      ------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................................         .55      .57       .58       .59       .61
 Net realized and unrealized gains (losses) ........................         .10      .61     (1.04)      .03       .40
                                                                      ------------------------------------------------------
Total from investment operations ...................................         .65     1.18      (.46)      .62      1.01
                                                                      ------------------------------------------------------
Less distributions from net investment income ......................        (.55)    (.57)     (.59)     (.60)     (.61)
                                                                      ------------------------------------------------------
Net asset value, end of year .......................................      $11.13   $11.03    $10.42    $11.47    $11.45
                                                                      ======================================================

Total return b .....................................................       6.08%   11.65%   (4.13)%     5.51%     9.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................     $96,299  $76,369   $63,964   $64,516   $54,211
Ratios to average net assets:
 Expenses ..........................................................        .52%     .45%      .45%      .42%      .35%
 Expenses excluding waiver and payments by affiliates ..............        .82%     .82%      .81%      .81%      .81%
 Net investment income .............................................       4.96%    5.34%     5.31%     5.12%     5.40%
Portfolio turnover rate ............................................       6.07%   12.80%    16.31%    10.49%    26.61%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                      PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                 AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.8%
 BONDS 96.6%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ................................    $  700,000  $  719,810
 Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ..........................     1,000,000   1,012,220
 Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A, 6.50%,
  11/15/22 .......................................................................................       710,000     730,093
 Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
  12/01/22 .......................................................................................     1,200,000   1,199,904
 Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ........................     1,140,000   1,216,220
 Campbell and Kenton Counties Sanitation, District No., Sanitation District Revenue, Series A,
  FSA Insured, 5.00%,
    8/01/19 ......................................................................................     1,500,000   1,514,475
    8/01/24 ......................................................................................     2,000,000   1,978,640
 Carroll County PCR, Kentucky Utilities Co. Project, Collateralized, Series B, 6.25%, 2/01/18 ....       325,000     331,806
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 .......     1,000,000   1,026,840
 Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
  5.125%, 8/01/20 ................................................................................     1,015,000   1,028,439
 Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 .......................................     1,500,000   1,643,850
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ..........................................       100,000     103,528
 Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
    8/01/12 ......................................................................................       100,000     103,983
    8/01/22 ......................................................................................       210,000     218,364
 Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office
  of the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .......................     2,000,000   2,024,880
 Fayette County School District Finance Corp. School Building Revenue,
    5.50%, 9/01/18 ...............................................................................     2,500,000   2,629,725
    Series A, AMBAC Insured, 5.25%, 4/01/20 ......................................................     2,160,000   2,216,506
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
  Refunding, Series A, MBIA Insured,
  6.10%, 1/01/24 .................................................................................     1,805,000   1,816,733
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .......................................       400,000     412,532
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ...........................       225,000     235,924
 Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%,
  5/01/26 ........................................................................................     1,000,000   1,054,030
 Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 .............     1,500,000   1,602,045
 Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%,
  1/01/31 ........................................................................................     2,620,000   2,568,831
 Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ........     2,035,000   1,924,866
 Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 ..       125,000     127,875
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    AMBAC Insured, 6.50%, 5/01/15 ................................................................       750,000     770,048
    AMBAC Insured, 6.55%, 5/01/22 ................................................................       720,000     739,303
    Refunding, AMBAC Insured, 5.75%, 1/01/26 .....................................................     1,000,000   1,049,300
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 .............     1,930,000   2,011,002
 Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ..........................................       450,000     475,079
 Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
  5.25%, 7/01/18 .................................................................................     1,500,000   1,552,260
 Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ..........     2,500,000   2,592,175
 Kenton County Airport Board Revenue,
 Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ......     1,230,000   1,304,772
  Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ......................       445,000     441,493
  Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .....................       325,000     313,391
  Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ......................       445,000     438,970
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    City of Ewing, Series C, 6.00%, 6/01/30 ......................................................     1,285,000   1,331,607
    City of Ewing, Series E, 5.70%, 6/01/22 ......................................................     1,000,000   1,053,020
    Ewing Acquisition, 6.00%, 6/01/30 ............................................................     2,000,000   2,072,540
 Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center,
  Refunding and Improvement, Series A,FGIC Insured, 6.00%, 11/01/10 ..............................       750,000     754,523
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth
  Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ................................       625,000     677,081
 Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
  Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ............................     2,000,000   1,582,840
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital
  Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .......................       500,000     527,200

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 Kentucky Economic Development Finance Authority Revenue, Catholic Health Project, Refunding
  and Improvement, Series A, 5.00%, 12/01/18 .....................................................    $2,000,000 $ 1,938,100
 Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 .........................................................       555,000     575,191
    Series B, 6.25%, 7/01/28 .....................................................................     1,280,000   1,323,443
    Series C, FHA Insured, 6.40%, 1/01/17 ........................................................       910,000     950,277
    SFMR, Series A, 6.60%, 7/01/11 ...............................................................        20,000      20,505
    SFMR, Series B, 6.60%, 7/01/11 ...............................................................       150,000     153,785
    SFMR, Series D, FHA Insured, 7.45%, 1/01/23 ..................................................         5,000       5,063
 Kentucky Infrastructure Authority Revenue,
    Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ...............       500,000     564,925
    Series A, 5.00%, 6/01/19 .....................................................................     1,140,000   1,147,456
    Series A, 5.00%, 6/01/20 .....................................................................     1,250,000   1,253,575
    Series A, 5.00%, 6/01/21 .....................................................................     1,190,000   1,188,453
 Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program, Series A,
  5.00%, 2/01/26 .................................................................................     1,055,000   1,041,907
 Kentucky State Property and Buildings Commission Revenues,
    Project No. 56, Pre-Refunded, 6.00%, 9/01/14 .................................................       700,000     776,797
    Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 .......................................     3,540,000   3,653,280
    Project No. 64, MBIA Insured, 5.50%, 5/01/17 .................................................     1,535,000   1,612,088
    Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 .............................     2,300,000   2,305,037
 Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
  MBIA Insured, Pre-Refunded,
    6.625%, 11/01/13 .............................................................................       500,000     565,765
    6.75%, 11/01/24 ..............................................................................       750,000     851,055
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
    Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ........................................       300,000     340,908
    FGIC Insured, 5.00%, 5/15/30 .................................................................     2,750,000   2,700,830
 Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
    FSA Insured, 5.50%, 11/15/25 .................................................................     2,000,000   2,065,380
    Refunding, FSA Insured, 5.25%, 11/15/24 ......................................................     2,500,000   2,529,375
 McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
  6.40%, 11/01/07 ................................................................................       500,000     554,750
 Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 .................     1,270,000   1,257,224
 Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing
  Trust, Series A, 6.50%, 3/01/19 ................................................................     1,050,000   1,086,141
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .................................................................       430,000     480,085
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ..................................     2,000,000   2,021,280
    Public Improvement, Series A, 5.125%, 7/01/31 ................................................     5,000,000   4,928,700
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
  Authority Revenue, Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ....     1,480,000   1,220,052
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 ............     1,450,000   1,451,030
 Russell Health System Revenue,
    Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 .........................................       800,000     880,720
    Pre-Refunded, 8.10%, 7/01/15 .................................................................       205,000     242,132
    Pre-Refunded, 8.10%, 7/01/15 .................................................................       145,000     176,184
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ........     2,000,000   2,034,580
                                                                                                                 -----------
TOTAL BONDS ......................................................................................                93,024,796
                                                                                                                 -----------
 ZERO COUPON BONDS 1.2%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    MBIA Insured, Series C, zero cpn to 10/01/05, 6.15% thereafter, 10/01/24 .....................       405,000     344,200
    Series C, MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/25 .....................       935,000     795,460
                                                                                                                 -----------
 TOTAL ZERO COUPON BONDS .........................................................................                 1,139,660
                                                                                                                 -----------
 TOTAL LONG TERM INVESTMENTS (COST $91,739,563) ..................................................                94,164,456
                                                                                                                 -----------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .8%
 Kentucky Area Development Districts Financing Trust Lease Program Revenue, Ewing Acquisition
  Project, Weekly VRDN and Put, 1.30%, 6/01/33 ..................................................  $  200,000 $   200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 ..................................................................     200,000     200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ............................................     400,000     400,000
                                                                                                              -----------
 TOTAL SHORT TERM INVESTMENTS (COST $800,000) ...................................................                 800,000
                                                                                                              -----------
 TOTAL INVESTMENTS (COST $92,539,563) 98.6% .....................................................              94,964,456
 OTHER ASSETS, LESS LIABILITIES 1.4% ............................................................               1,334,468
                                                                                                              -----------
 NET ASSETS 100.0% ..............................................................................             $96,298,924
                                                                                                              ===========





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND
                                                                                      YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.22   $10.55    $11.59    $11.61    $11.32
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .56      .58       .58       .60       .63
 Net realized and unrealized gains (losses) .........................        .16      .67     (1.03)     (.01)      .30
                                                                      --------------------------------------------------
Total from investment operations ....................................        .72     1.25      (.45)      .59       .93
                                                                      --------------------------------------------------
Less distributions from net investment income .......................       (.56)    (.58)     (.59)     (.61)     (.64)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.38   $11.22    $10.55    $11.59    $11.61
                                                                      ==================================================

Total return b ......................................................      6.73%   12.05%   (3.93)%     5.23%     8.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $167,909 $154,750  $144,299  $158,099  $134,922
Ratios to average net assets:
 Expenses ...........................................................       .74%     .74%      .74%      .75%      .76%
 Net investment income ..............................................      4.99%    5.32%     5.29%     5.14%     5.50%
Portfolio turnover rate .............................................     10.05%    8.63%    27.31%    14.99%    15.26%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.29   $10.62    $11.66    $11.68    $11.37
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .51      .52       .53       .54       .57
 Net realized and unrealized gains (losses) .........................        .17      .67     (1.04)     (.01)      .32
                                                                      --------------------------------------------------
Total from investment operations ....................................        .68     1.19      (.51)      .53       .89
                                                                      --------------------------------------------------
Less distributions from net investment income .......................       (.50)    (.52)     (.53)     (.55)     (.58)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.47   $11.29    $10.62    $11.66    $11.68
                                                                      ==================================================

Total return b ......................................................      6.18%   11.46%   (4.45)%     4.61%     8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $16,047  $12,424   $10,730    $9,982    $4,469
Ratios to average net assets:
 Expenses ...........................................................      1.29%    1.29%     1.29%     1.31%     1.32%
 Net investment income ..............................................      4.44%    4.77%     4.74%     4.58%     4.95%
Portfolio turnover rate .............................................     10.05%    8.63%    27.31%    14.99%    15.26%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 BONDS 96.6%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ..................... $   500,000  $   510,000
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ............................................................   1,145,000    1,151,355
    Refunding, FGIC Insured, 5.00%, 12/01/21 .................................................   1,875,000    1,874,850
    Refunding, FGIC Insured, 5.00%, 12/01/22 .................................................   1,515,000    1,512,940
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
    Series A, 7.75%, 6/01/12 .................................................................     180,000      183,983
    Series B, 6.875%, 11/01/12 ...............................................................     430,000      445,566
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ........     225,000      233,125
 Calcasieu Parish Public Trust Authority Student Lease Revenue, McNesse Student Housing
  Project, MBIA Insured, 5.25%,
    5/01/21 ..................................................................................   1,505,000    1,534,573
    5/01/33 ..................................................................................   2,500,000    2,523,350
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
    7.70%, 11/01/18 ..........................................................................   1,500,000    1,612,500
    5.65%, 12/01/21 ..........................................................................   1,000,000      972,110
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
  9/01/29 ....................................................................................  11,500,000   12,288,670
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured,
  ETM, 7.20%, 8/01/10 ........................................................................   1,380,000    1,687,009
 East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
  6.10%, 10/01/29 ............................................................................     925,000      956,765
 East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 .......   2,000,000    1,972,320
 East Baton Rouge Parish Sales and Use Tax Revenue,
    Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 ..............................   1,000,000    1,003,290
    Series ST, FGIC Insured, 5.90%, 2/01/18 ..................................................     750,000      791,933
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ......     500,000      525,825
 Jefferson Sales Tax District Special Sales Tax Revenue,
    Refunding, FSA Insured, 5.00%, 12/01/22 ..................................................   4,500,000    4,493,880
    Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 .........................................   4,195,000    4,207,501
 Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ..............      30,000       36,858
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ..........................      90,000      103,564
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
  Refunding, 7.20%, 12/01/20 .................................................................   3,000,000    3,106,830
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 .....................................   2,795,000    2,806,236
    MF, Westview Project, 7.80%, 4/01/30 .....................................................     750,000      765,518
    SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ............................................   1,850,000    1,882,079
 Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
  Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 ..................................   2,000,000    2,042,680
 Louisiana Local Government Environmental Facilities CDAR,
    Delgado Community College Foundation Project, MBIA Insured, 6.00%, 10/01/29 ..............   1,000,000    1,088,690
    Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ..........................   2,715,000    2,714,973
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
  MBIA Insured, 6.375%, 1/01/30 ..............................................................   4,265,000    4,558,261
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ..........................   3,750,000    3,741,113
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ..................................   5,000,000    3,344,600
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 .......................................   6,000,000    5,706,540
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project,
  FSA Insured, 5.65%, 6/15/11 ................................................................   1,230,000    1,319,925
 Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 .........     930,000      956,431
    Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 ..................................   1,000,000    1,123,760
    Centenary College Project, Refunding, 5.75%, 2/01/29 .....................................   7,300,000    7,230,504
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .....................   1,500,000    1,514,565
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 .....................................   1,200,000    1,228,212
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ....................   1,900,000    1,983,524
    SFM Purchase, Series C, 8.45%, 12/01/12 ..................................................     461,245      474,631
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 .....................................     955,000      983,497
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 ........................................   5,500,000    5,988,400
   (b)Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .................   2,000,000    2,003,820
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ..........   1,000,000    1,029,920
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ..........   6,015,000    6,070,518


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)


 Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
    AMBAC Insured, 5.00%, 5/01/21 ............................................................   $ 2,500,000   $  2,499,825
    Series A, MBIA Insured, 5.375%, 3/01/19 ..................................................     3,000,000      3,093,240
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc. Project, First Stage, Refunding, Series B, 7.20%, 9/01/08 ......................     1,000,000      1,021,660
    Series E, 7.60%, 9/01/10 .................................................................       480,000        488,702
 Louisiana State University Agricultural and Mechanical College University Revenues, Auxiliary,
  MBIA Insured, 5.50%, 7/01/26 ...............................................................     1,500,000      1,547,490
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 .................................     1,050,000      1,090,772
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ............................................     1,000,000      1,008,460
    Public Improvement, FGIC Insured, 5.125%, 12/01/26 .......................................     2,000,000      2,005,160
 New Roads Electric System Revenue, 7.00%, 7/01/17 ...........................................     1,000,000      1,037,650
 Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ..................       805,000        873,006
 Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
  9/01/20 ....................................................................................     1,000,000      1,030,290
 Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ....................     1,950,000      1,982,487
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
  Refunding, FSA Insured, 5.75%, 5/15/21 .....................................................     2,500,000      2,629,750
 Ouachita Parish La West Ouachita Parish School District Sales and Use Tax, FGIC Insured,
  5.75%, 9/01/24 .............................................................................     1,410,000      1,495,911
 Puerto Rico Commonwealth GO, Public Improvement,
    MBIA Insured, 5.75%, 7/01/26 .............................................................     4,500,000      5,165,775
    Series A, 5.125%, 7/01/31 ................................................................     2,000,000      1,971,480
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................       120,000        120,492
    7.75%, 7/01/08 ...........................................................................        50,000         50,195
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ..     1,000,000      1,016,880
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
  ETM, 7.25%, 8/01/10 ........................................................................     1,180,000      1,354,840
 Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
  10/01/16 ...................................................................................     1,000,000      1,025,980
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 .................     3,500,000      3,732,365
 St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10        435,000        545,455
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ......     1,500,000      1,558,320
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 ........      152,754         154,443
 St. Charles Parish PCR,
    Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ....................................     2,500,000      2,557,975
    Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ...................................     3,000,000      3,081,450
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ...........................................................................     1,500,000      1,524,315
    Series A, 7.00%, 12/01/22 ................................................................       750,000        776,303
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ................     2,500,000      2,504,500
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 ..................................................................................       120,000        136,534
    7/01/11 ..................................................................................        50,000         62,124
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
  Cajundome, MBIA Insured, 5.65%, 9/01/26 ....................................................     3,080,000      3,221,372
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
  6.25%, 2/01/24 .............................................................................     5,500,000      5,931,365
 Tobacco Settlement Financing Corp. Revenue, Series 2001B, 5.875%, 5/15/39 ...................     3,000,000      2,944,110
 University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
  MBIA Insured, 6.25%, 9/01/29 ...............................................................     1,200,000      1,324,390
 University System Board of Supervisors Revenue, Northwestern State University Wellness,
  AMBAC Insured, 5.10%, 4/01/24 ..............................................................     1,000,000      1,002,120
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....     3,000,000      3,073,980
 West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ..................     6,500,000      6,731,790
                                                                                                               ------------
 TOTAL BONDS                                                                                                    177,660,150
                                                                                                               ------------
 ZERO COUPON BONDS 1.4%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 ..............     5,000,000      2,673,050
                                                                                                               ------------
 TOTAL LONG TERM INVESTMENTS (COST $174,048,376) .............................................                  180,333,200
                                                                                                               ------------



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.4%
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
  Stage, ACES, Refunding, Daily VRDN and Put, 1.30%, 9/01/06 .....................................$  600,000 $    600,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
  Put, .95%, 12/01/15 ............................................................................ 1,400,000    1,400,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .............................................   500,000      500,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ..................................................              2,500,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $176,548,376) 99.4% .....................................................            182,833,200
 OTHER ASSETS, LESS LIABILITIES .6% ..............................................................              1,123,015
                                                                                                             ------------
 NET ASSETS 100.0% ...............................................................................           $183,956,215
                                                                                                             ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.36   $10.63    $11.66    $11.64    $11.33
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea .............................................        .55      .57       .56       .58       .59
 Net realized and unrealized gains (losses) .........................        .17      .72     (1.00)      .06       .32
                                                                      --------------------------------------------------
Total from investment operations ....................................        .72     1.29      (.44)      .64       .91
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.56)    (.56)     (.56)     (.58)     (.60)
 Net realized gains .................................................         --       --      (.03)     (.04)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.56)    (.56)     (.59)     (.62)     (.60)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.52   $11.36    $10.63    $11.66    $11.64
                                                                      ==================================================

Total return b ......................................................      6.44%   12.44%   (3.86)%     5.64%     8.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $281,141 $248,964  $221,176  $253,014  $213,005
Ratios to average net assets:
 Expenses ...........................................................       .72%     .73%      .72%      .74%      .74%
 Net investment income ..............................................      4.81%    5.16%     5.07%     4.91%     5.20%
Portfolio turnover rate .............................................      6.39%   13.01%    11.78%     6.02%     3.19%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $11.46   $10.72    $11.75    $11.72    $11.40
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a ............................................        .49      .51       .51       .51       .54
 Net realized and unrealized gains (losses) .........................        .17      .73     (1.01)      .07       .31
                                                                      --------------------------------------------------
Total from investment operations ....................................        .66     1.24      (.50)      .58       .85
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.49)    (.50)     (.50)     (.51)     (.53)
 Net realized gains .................................................         --       --      (.03)     (.04)       --
                                                                      --------------------------------------------------
Total distributions .................................................       (.49)    (.50)     (.53)     (.55)     (.53)
                                                                      --------------------------------------------------
Net asset value, end of year ........................................     $11.63   $11.46    $10.72    $11.75    $11.72
                                                                      ==================================================

Total return b ......................................................      5.88%   11.83%   (4.37)%     5.11%     7.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $33,257  $22,547   $17,298   $16,826   $10,515
Ratios to average net assets:
 Expenses ...........................................................      1.27%    1.28%     1.27%     1.29%     1.30%
 Net investment income ..............................................      4.26%    4.61%     4.53%     4.35%     4.63%
Portfolio turnover rate .............................................      6.39%   13.01%    11.78%     6.02%     3.19%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ......$ 1,650,000  $ 1,691,679
 Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ...  9,500,000    9,806,850
 Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ..............  4,250,000    4,656,598
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA
  Insured,
    7.00%, 7/01/16 ............................................................................  1,000,000    1,059,490
    7.125%, 1/01/27 ...........................................................................  3,000,000    3,165,570
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    6.75%, 8/01/02 ............................................................................    235,000      238,936
    7.00%, 8/01/11 ............................................................................  3,225,000    3,380,026
 Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/17 ...................................................  1,500,000    1,566,705
    Series A, FSA Insured, 5.25%, 10/15/17 ....................................................  3,300,000    3,454,506
    Series B, 7.15%, 10/15/08 .................................................................  1,000,000    1,205,850
 Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ........  1,850,000    1,909,348
 Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
    7/01/18 ...................................................................................  1,000,000    1,018,330
    7/01/28 ...................................................................................  4,000,000    3,993,920
 Baltimore Revenue, Wastewater Project, Refunding, Series A,
    FGIC Insured, 5.80%, 7/01/15 ..............................................................  5,000,000    5,379,300
    FSA Insured, 5.75%, 7/01/30 ............................................................... 10,000,000   10,574,400
 Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
    5.375%, 1/01/16 ...........................................................................  2,000,000    2,097,220
    5.50%, 1/01/19 ............................................................................  1,000,000    1,040,370
    5.625%, 1/01/25 ...........................................................................  2,000,000    2,087,980
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
  Improvement, FSA Insured, 6.00%, 9/01/21 ....................................................  8,000,000    8,699,280
 Harford County GO, Consolidated Public Improvement,
    4.35%, 1/15/14 ............................................................................  1,300,000    1,301,053
    4.40%, 1/15/15 ............................................................................  1,450,000    1,442,881
    4.40%, 1/15/16 ............................................................................  1,420,000    1,398,203
    4.45%, 1/15/17 ............................................................................  1,125,000    1,104,548
 Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
  6.50%, 11/01/26 .............................................................................  3,000,000    3,153,060
 Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
  FHA Insured, 6.10%, 7/01/25 .................................................................  2,000,000    2,072,880
 Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ....  1,900,000    1,939,463
 Maryland Local Government Insurance Trust Capitalization Program COP, Series A, 7.125%,
  8/01/09 .....................................................................................    650,000      661,492
 Maryland State CDA, Department of Housing and Community Development MFHR, Series A, 6.85%,
  5/15/33 .....................................................................................  1,120,000    1,145,211
 Maryland State CDA, Department of Housing and Community Development Revenue,
    Housing, Series A, 6.00%, 7/01/32 .........................................................  4,000,000    4,133,360
    Residential, Series D, 5.25%, 9/01/29 .....................................................  4,695,000    4,647,768
    Series B, 5.35%, 9/01/30 ..................................................................  2,910,000    2,924,987
    SF Program, First Series, 5.00%, 4/01/17 ..................................................  2,045,000    2,059,090
    SF Program, Second Series, 5.00%, 4/01/17 .................................................  3,000,000    3,023,850
 Maryland State EDC,
    Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 .........................    850,000      880,515
    Utility Infrastructure Revenue, University College Park Project, AMBAC Insured,
     5.00%, 7/01/19 ...........................................................................  1,710,000    1,731,495
 Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited
  Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ....................................  3,000,000    3,222,120
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .................................  8,365,000    8,384,072
    Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ....................................  2,920,000    3,131,437
    Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ....................................  2,025,000    2,162,376
    Charity Obligation Group, Seriies A, 5.00%, 11/01/19 ......................................  1,515,000    1,518,924
    Charity Obligation Group, Series A, 5.00%, 11/01/29 .......................................  2,250,000    2,206,868
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 .....................................  3,000,000    2,832,780
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .................................... 11,000,000   10,921,130
    Johns Hopkins University Issue, 6.00%, 7/01/39 ............................................  5,000,000    5,766,200
    Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ..............................................    655,000      652,157
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 .......................................  1,700,000    1,850,212
    Maryland Institue College of Art, 5.625%, 6/01/36 .........................................  3,600,000    3,580,668

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ..................... $ 1,500,000 $  1,570,140
    Mercy Medical Center, Refunding, 5.625%, 1/01/31 .........................................   5,500,000    5,394,950
    North Arundel Hospital, 6.50%, 7/01/31 ...................................................   1,320,000    1,399,332
    North Arundel Hospital, 6.50%, 7/01/26 ...................................................   1,000,000    1,063,080
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 ....................................   2,500,000    2,400,525
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 ....................................   2,680,000    2,534,985
    University of Maryland Medical System, 6.75%, 7/01/30 ....................................  11,000,000   11,870,210
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .......................   5,000,000    5,078,000
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .......................   7,100,000    7,109,585
 Maryland State Health and Higher Revenue, John Hopkins University, Series A, 5.00%, 7/01/32 .   3,000,000    2,949,180
 Maryland State Industrial Development Financing Authority Revenue, American Center Physics
  Headquarters, 6.625%, 1/01/17 ..............................................................   6,000,000    6,369,720
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
  5.875%, 12/15/14 ...........................................................................   4,655,000    5,074,974
 Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ...........................................................................   5,000,000    5,215,250
    5.80%, 3/01/26 ...........................................................................   2,045,000    2,131,994
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%,
  7/01/13 ....................................................................................   5,400,000    5,442,120
(b)Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 ..................   8,000,000    7,999,920
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%,
  9/01/14 ....................................................................................   1,000,000    1,032,080
 Montgomery County GO, 4.75%, 2/01/17 ........................................................   5,000,000    5,063,550
 Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured, 6.00%, 7/01/37  2,500,000    2,596,825
 Montgomery County Housing Opportunities Commission MFMR, Series A, 7.00%, 7/01/23 ...........   2,410,000    2,469,623
 Montgomery County Housing Opportunities Commission SFMR, Series A, 6.80%, 7/01/17 ...........     850,000      861,620
 Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 ..   1,000,000    1,005,040
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation
  Project, Series A,
    6.20%, 7/01/10 ...........................................................................   3,100,000    3,272,081
    6.30%, 7/01/16 ...........................................................................   6,000,000    6,286,260
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ..................................................................................   1,880,000    2,018,293
    3/15/13 ..................................................................................   1,120,000    1,201,234
    3/15/14 ..................................................................................   1,180,000    1,262,435
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured,
  6.00%, 9/15/14 .............................................................................   2,050,000    2,245,632
 Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 ....   2,100,000    2,137,716
 Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded, 7.00%, 7/01/22  1,000,000    1,038,320
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19  5,500,000    5,801,400
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
  Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 ..........................................   2,900,000    2,969,919
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center
 Project, MBIA Insured, 5.80%, 6/30/14 .......................................................   2,750,000    2,917,943
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding,
  6.45%, 5/01/05 .............................................................................     500,000      508,425
 Prince George's County PCR, Potomac Electric Project, Refunding,
    6.00%, 9/01/22 ...........................................................................   1,200,000    1,223,256
    6.375%, 1/15/23 ..........................................................................   2,975,000    3,065,351
 Puerto Rico Commonwealth GO, Public Improvement, Refunding,
    5.75%, 7/01/17 ...........................................................................   3,000,000    3,431,730
    FSA Insured, 5.125%, 7/01/30 .............................................................   7,230,000    7,306,927
    FSA Insured, 5.25%, 7/01/27 ..............................................................   2,535,000    2,602,482
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 ...................................................  10,780,000   10,961,966
    Series II, 5.25%, 7/01/31 ................................................................   3,000,000    3,002,310
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 ........   2,000,000    2,001,420
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
  5.70%, 1/01/26 .............................................................................   1,145,000    1,166,102
 St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
  5.55%, 9/01/30 .............................................................................   2,000,000    2,071,520
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%,
  4/01/16 ....................................................................................   1,000,000    1,055,450
 Virgin Islands PFAR, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....................................   1,700,000    1,741,921
    Refunding, Series A, 5.50%, 10/01/14 .....................................................   3,300,000    3,456,715
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $295,642,432) .............................................              308,254,669
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS .2%
 Community Development Administration MF Development Revenue, Avalon Ridge Apartments Project,
  Refunding, FNMA Insured, Weekly VRDN and Put, 1.10%, 6/15/26 ................................ $  200,000 $    200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 ................................................................    100,000      100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ..........................................    400,000      400,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $700,000) .................................................                 700,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $296,342,432) 98.3% ..................................................             308,954,669
 OTHER ASSETS, LESS LIABILITIES 1.7% ..........................................................               5,444,168
                                                                                                           ------------
 NET ASSETS 100.0% ............................................................................            $314,398,837
                                                                                                           ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MISSOURI TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.77   $11.02    $12.19    $12.23    $11.83
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .58      .60       .60       .61       .64
 Net realized and unrealized gains (losses) ..........................       .24      .75     (1.15)       --       .44
                                                                      --------------------------------------------------
Total from investment operations .....................................       .82     1.35      (.55)      .61      1.08
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.59)    (.60)     (.61)     (.62)     (.64)
 Net realized gains ..................................................        --       --      (.01)     (.03)     (.04)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.59)    (.60)     (.62)     (.65)     (.68)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $12.00   $11.77    $11.02    $12.19    $12.23
                                                                      ==================================================

Total return b .......................................................     7.13%   12.50%   (4.62)%     5.12%     9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $425,795 $373,190  $346,649  $386,948  $308,045
Ratios to average net assets:
 Expenses ............................................................      .68%     .69%      .69%      .70%      .71%
 Net investment income ...............................................     4.91%    5.22%     5.16%     4.99%     5.32%
Portfolio turnover rate ..............................................    22.80%   38.38%    18.43%    15.21%    14.30%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.82   $11.06    $12.24    $12.27    $11.85
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea ..............................................       .52      .54       .53       .54       .58
 Net realized and unrealized gains (losses) ..........................       .24      .75     (1.16)      .01       .45
                                                                      --------------------------------------------------
Total from investment operations .....................................       .76     1.29      (.63)      .55      1.03
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.52)    (.53)     (.54)     (.55)     (.57)
 Net realized gains ..................................................        --       --      (.01)     (.03)     (.04)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.52)    (.53)     (.55)     (.58)     (.61)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $12.06   $11.82    $11.06    $12.24    $12.27
                                                                      --------------------------------------------------

Total return b .......................................................     6.61%   11.94%   (5.21)%     4.58%     8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $41,013  $28,695   $23,537   $20,396   $10,045
Ratios to average net assets:
 Expenses ............................................................     1.23%    1.24%     1.24%     1.25%     1.27%
 Net investment income ...............................................     4.36%    4.67%     4.62%     4.44%     4.75%
Portfolio turnover rate ..............................................    22.80%   38.38%    18.43%    15.21%    14.30%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                     PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
 Belton School District No. 124, GO, Improvement Direct Deposit Program, Refunding, FSA
  Insured, 5.00%, 3/01/21 ........................................................................ $ 2,205,000     $  2,212,916
 Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County
  Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ....................................   1,750,000        1,729,683
 Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
  10/20/22 .......................................................................................   1,520,000        1,599,222
 Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
  5.30%, 5/15/28 .................................................................................   6,875,000        6,816,700
 Cass County COP, FGIC Insured, 5.00%, 4/01/25 ...................................................   2,500,000        2,482,975
 Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 .................................   2,785,000        2,941,433
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ..............................   2,250,000        2,226,015
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 ....................................................................   1,075,000        1,108,680
    Series B, 6.60%, 10/01/10 ....................................................................     500,000          519,330
    Series B, 6.70%, 10/01/23 ....................................................................   4,000,000        4,131,320
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%,
  9/20/26 ........................................................................................   1,745,000        1,811,519
 Hickory County School District R-1 Skyline GO, 6.05%, 3/01/20 ...................................   1,100,000        1,191,102
 High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ...........................   1,000,000        1,022,160
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ...............................................................................   1,000,000        1,045,050
    5.85%, 3/01/19 ...............................................................................   4,000,000        4,123,360
 Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20 ....   2,000,000        2,038,820
 Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 .............   3,000,000        3,101,910
 Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 ....   1,025,000        1,150,593
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded, 6.875%,
  9/01/12 ........................................................................................     605,000          678,864
 Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ..........   3,345,000        3,501,212
 Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium and
  Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 .......................................   5,000,000        5,344,150
 Kansas City MAC Revenue,
    Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ........   7,790,000        8,346,907
    Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ......................  10,000,000       10,046,500
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ................................................................   2,000,000        2,320,740
    Pre-Refunded, 6.40%, 12/01/25 ................................................................   7,000,000        8,151,710
    Refunding, 5.25%, 12/01/14 ...................................................................   1,000,000          957,800
    Refunding, 5.25%, 12/01/26 ...................................................................   1,000,000          918,310
 Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 ....   2,695,000        2,805,549
 Lee's Summit IDAR, John Knox Village Project,
    6.55%, 8/15/10 ...............................................................................   1,000,000        1,057,170
    6.625%, 8/15/13 ..............................................................................   2,000,000        2,113,160
 Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
  Series A, MBIA Insured, 5.00%, 12/01/30 ........................................................  11,500,000       11,377,985
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, BIG Insured, 7.875%, 3/01/06 .....................................................       5,000            5,095
    Series A-5, BIG Insured, 7.375%, 3/01/06 .....................................................      20,000           20,533
 Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding,
  FSA Insured, 6.00%, 3/01/16 ....................................................................   2,220,000        2,388,964
 Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA
  Insured, 5.50%, 4/01/23 ........................................................................   1,200,000        1,239,744
 Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
  Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ..................................  10,000,000       10,636,100
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis
  Project, Series A, 5.40%, 9/01/18 ..............................................................   7,420,000        7,611,584
 Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
  Paper Product, 5.20%, 3/15/29 ..................................................................   3,000,000        2,978,430
 Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
  Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 .......................   2,100,000        2,258,193
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program, Series A, 7.00%, 10/01/10 ............................................     940,000          954,683
    Revolving Fund Program, Series A, Prerefunded, 6.55%, 7/01/14 ................................   3,610,000        3,742,920
    Revolving Fund Program, Series B, 7.125%, 12/01/10 ...........................................     390,000          398,724
    Revolving Fund Program, Series B, Prerefunded, 7.20%, 7/01/16 ................................   1,155,000        1,306,952
    State Revolving , Series A, 6.55%, 7/01/14 ...................................................     890,000          920,972
    State Revolving Fund Program, Series B, 6.05%, 7/01/16 .......................................     485,000          518,455
    State Revolving Fund Program, Series B, FSA Insured, Prerefunded, 6.05%, 7/01/16 .............     515,000          569,420

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR, (cont.)
    State Revolving Fund, Series A, 5.75%, 1/01/16 ............................................ $  150,000   $  157,880
    State Revolving Funds Program, Series B, 5.50%, 7/01/21 ...................................  1,440,000    1,503,922
    State Revolving, Series B, 5.80%, 1/01/15 .................................................    125,000      133,141
    State Revolving, Series B, 7.20%, 7/01/16 .................................................    845,000      944,642
 Missouri State GO,
    State Water Pollution Control, Series A, 5.00%, 6/01/26 ...................................  3,785,000    3,787,498
    Stormwater Control, Series A, 5.00%, 6/01/26 ..............................................  1,895,000    1,896,251
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ........................................................     80,000       80,174
    Mortgage Revenue, Series B, GNMA Secured, 6.40%, 12/01/24 .................................  1,795,000    1,832,623
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .............................  1,435,000    1,475,453
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ..............................................  1,290,000    1,345,444
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ..............................................  1,160,000    1,204,718
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 ..............................................    720,000      735,372
 Missouri State Health and Educational Facilites Authority Health Facilities Revenue, St.
  Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 .......................  4,500,000    4,527,945
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Maryville University of St. Louis Project, 6.75%, 6/15/30 .................................  4,500,000    4,699,215
    Maryville University of St. Louis Project, 6.50%, 6/15/22 .................................  1,750,000    1,821,278
    Washington University, 5.00%, 11/15/37 .................................................... 11,150,000   10,895,111
    Washington University, Refunding, Series B, 5.00%, 3/01/30 ................................ 15,500,000   15,270,135
    Washington University, Series B, 6.00%, 3/01/30 ........................................... 13,550,000   15,616,782
    Webster University, MBIA Insured, 5.30%, 4/01/27 ..........................................  8,000,000    8,126,320
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Children's Mercy Hospital, 5.30%, 5/15/28 ................................................. 12,420,000   12,297,415
    Freeman Health Systems Project, 5.25%, 2/15/28 ............................................  2,750,000    2,569,215
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ....................................  5,000,000    5,107,800
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ....................................    700,000      761,306
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ....................................  1,990,000    2,167,070
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ....................................  1,100,000    1,123,672
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ...........................  2,745,000    2,895,453
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ...............................  4,000,000    4,124,560
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ...............................  3,250,000    3,339,440
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .......................................    410,000      430,475
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 .........................    840,000      954,416
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 .........................    670,000      768,792
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ............................    330,000      340,458
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ......................................  1,000,000    1,004,720
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 .......................................  4,000,000    4,089,320
    SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 ........................    795,000      818,659
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare System,
  Series A, AMBAC Insured, 5.25%, 6/01/28 ..................................................... 16,385,000   16,525,747
 Missouri State Housing Development Commission Revenue, SF, Homeown Loan C-1, GNMA Secured,
    5.90%, 9/01/25 ............................................................................  8,265,000    8,549,068
    5.95%, 3/01/28 ............................................................................  5,835,000    6,035,141
 Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ............................  1,920,000    2,056,243
 Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
  AMBAC Insured, 5.80%, 6/01/15 ...............................................................  1,000,000    1,053,790
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured,
  6.00%, 5/15/13 ..............................................................................  5,000,000    5,221,400
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 ................................................................     40,000       46,595
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
  7/01/36 ..................................................................................... 11,750,000   12,174,175
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 .................................................................  2,500,000    2,526,450
  (b)5.25%, 7/01/38                 4,500,000    4,503,195
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ............................................................................     50,000       50,205
    7.75%, 7/01/08 ............................................................................    475,000      476,853
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ................ 10,000,000   10,007,700

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ......................... $   265,000 $    265,382
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 .....   2,500,000    2,503,075
 Puerto Rico PBA Revenue Guaranteed, Government Facilities, Series D, 5.125%, 7/01/22 ........   1,000,000    1,000,320
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
    5.25%, 7/01/27 ...........................................................................   3,000,000    3,011,640
    5.375%, 7/01/33 ..........................................................................   3,785,000    3,825,045
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ........   1,600,000    1,669,120
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 .......................................   1,000,000    1,037,970
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ..........................................................................   3,000,000    2,616,540
    5.70%, 8/15/28 ...........................................................................   5,250,000    4,405,328
 Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B,
  AMBAC Insured,
    6.125%, 6/01/21 ..........................................................................   3,230,000    3,504,389
    6.15%, 6/01/25 ...........................................................................   3,645,000    3,978,882
 Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ....   1,500,000    1,601,430
 St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ......................   4,000,000    3,966,360
    Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ......................  18,835,000   19,054,993
    Lambert-St. Louis International Airport, Refunding and Improvement, FGIC Insured, 6.125%,
    7/01/15 ..................................................................................      75,000       77,471
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ...........................................................................   1,000,000    1,016,990
    6.65%, 3/01/20 ...........................................................................   2,750,000    2,902,323
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 .............   1,000,000    1,066,930
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 .............   1,000,000    1,054,200
    Health Facilities Revenue, GNMA Secured, 5.375%, 9/20/31 .................................   3,310,000    3,359,948
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.40%, 2/20/31 ........   1,000,000    1,016,250
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.50%, 2/20/36 ........  10,460,000   10,761,980
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 ........   3,000,000    2,547,870
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 ........   3,250,000    2,624,570
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ........   1,895,000    2,027,423
    MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ...........................   1,095,000    1,090,062
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .........   1,250,000    1,302,588
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ....................   1,500,000    1,309,635
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ............................      20,000       20,111
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and
  Sports Project, Refunding, Series B, 5.75%, 8/15/21 ........................................   5,565,000    5,854,491
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
  5.875%, 11/01/26 ...........................................................................   1,100,000    1,139,699
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 .................   5,370,000    6,062,623
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 .............................   1,000,000    1,094,330
    Refunding, Series A, 6.00%, 7/15/13 ......................................................  10,000,000   10,726,000
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ........................     430,000      456,096
 St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
    7.90%, 8/15/21 ...........................................................................     555,000      572,992
    Pre-Refunded, 7.90%, 8/15/21 .............................................................   4,000,000    4,355,320
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 ...........................................................................   3,000,000    2,855,670
    5.40%, 5/15/28 ...........................................................................   1,500,000    1,408,050
 University of Missouri Revenues, System Facilities,
    5.80%, 11/01/27 ..........................................................................   1,000,000    1,132,960
    Refunding, Series B, 5.00%, 11/01/27 .....................................................   7,865,000    7,785,955
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..........................................................................   2,500,000    2,640,975
    5.50%, 10/01/22 ..........................................................................   2,500,000    2,515,150


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
    5.50%, 11/15/12 .......................................................................... $ 1,000,000 $    960,090
    5.60%, 11/15/17 ..........................................................................   1,700,000    1,560,072
    5.65%, 11/15/22 ..........................................................................   1,500,000    1,337,145
 West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 .......................   1,250,000    1,321,150
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $444,042,229) .............................................              460,894,444
                                                                                                           ------------
aSHORT TERM INVESTMENTS .8%
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
  Refunding, Hannibal-Lagrange College, Weekly VRDN and Put, 1.45%, 7/01/31 ..................     535,000      535,000
 Missouri State Health and Educational Facilities Authority Revenue, Christian Health Services,
  Series A, Weekly VRDN and Put, 1.15%, 11/01/19 .............................................   1,385,000    1,385,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 .........................................   1,700,000    1,700,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,620,000) ..............................................                3,620,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $447,662,229) 99.5% .................................................              464,514,444
 OTHER ASSETS, LESS LIABILITIES .5% ..........................................................                2,293,953
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $466,808,397
                                                                                                           ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.78   $11.04    $12.16    $12.11    $11.73
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .58      .60       .60       .60       .62
 Net realized and unrealized gains (losses) ..........................       .19      .73     (1.12)      .06       .38
                                                                      --------------------------------------------------
Total from investment operations .....................................       .77     1.33      (.52)      .66      1.00
                                                                      --------------------------------------------------
Less distributions from net investment income ........................      (.59)    (.59)     (.60)     (.61)     (.62)
Net asset value, end of year .........................................    $11.96   $11.78    $11.04    $12.16    $12.11
                                                                      ==================================================

Total return b .......................................................     6.74%   12.38%   (4.37)%     5.54%     8.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $388,400 $342,402  $315,101  $349,419  $297,406
Ratios to average net assets:
 Expenses ............................................................      .69%     .69%      .68%      .70%      .70%
 Net investment income ...............................................     4.89%    5.25%     5.18%     4.95%     5.24%
Portfolio turnover rate ..............................................    10.85%    9.61%    21.07%     5.44%     9.95%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.87   $11.12    $12.24    $12.18    $11.79
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .52      .54       .54       .54       .56
 Net realized and unrealized gains (losses) ..........................       .19      .74     (1.13)      .06       .39
                                                                      --------------------------------------------------
Total from investment operations .....................................       .71     1.28      (.59)      .60       .95
                                                                      --------------------------------------------------
Less distributions from net investment income ........................      (.53)    (.53)     (.53)     (.54)     (.56)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $12.05   $11.87    $11.12    $12.24    $12.18
                                                                      ==================================================

Total return b .......................................................     6.09%   11.79%   (4.88)%     5.02%     8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $57,881  $43,476   $38,577   $38,171   $20,043
Ratios to average net assets:
 Expenses ............................................................     1.24%    1.24%     1.23%     1.25%     1.26%
 Net investment income ...............................................     4.34%    4.70%     4.63%     4.40%     4.69%
Portfolio turnover rate ..............................................    10.85%    9.61%    21.07%     5.44%     9.95%





a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
 Appalachian State University Revenue, Teachers College Utility System,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ............................................... $ 1,075,000  $ 1,186,015
    Refunding, MBIA Insured, 5.00%, 5/15/24 ..................................................   3,000,000    2,999,790
 Asheville Water System Revenue,
    FGIC Insured, 5.70%, 8/01/25 .............................................................   4,000,000    4,196,320
    FSA Insured, 5.00%, 8/01/25 ..............................................................   1,000,000      997,220
 Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 .............   1,000,000    1,025,650
 Buncombe County Metropolitan Sewer District Sewer System Revenue,
    FSA Insured, 5.00%, 7/01/29 ..............................................................   5,000,000    4,962,800
    MBIA Insured, 5.00%, 7/01/26 .............................................................   1,000,000      998,530
    Series B, Pre-Refunded, 6.75%, 7/01/16 ...................................................      10,000       10,374
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 .........   5,115,000    5,202,415
 Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ..................................................................................   4,000,000    4,288,080
    7/01/28 ..................................................................................   6,300,000    6,745,725
 Charlotte COP, Convention Facility Project, 5.625%, 12/01/25 ................................   7,230,000    7,551,735
 Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ................................   1,000,000      995,840
 Charlotte Water and Sewer GO, 5.00%, 2/01/21 ................................................   4,000,000    4,048,760
 Charlotte Water and Sewer System Revenue,
    5.25%, 6/01/24 ...........................................................................   3,000,000    3,061,380
    5.25%, 6/01/25 ...........................................................................   3,950,000    4,022,048
    5.125%, 6/01/26 ..........................................................................   6,000,000    6,044,700
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ...........................................................................   3,465,000    3,680,592
    Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 .........................   5,000,000    4,851,100
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ...................................   8,000,000    7,857,680
 Coastal Solid Waste Disposal System Authority Revenue, Regional Solid Waste Management,
  Pre-Refunded, 6.50%, 6/01/08 ...............................................................   3,100,000    3,200,037
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
  Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ....................................   1,450,000    1,482,480
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ...........................................................................   1,475,000    1,580,404
    6.125%, 6/01/21 ..........................................................................   2,180,000    2,383,132
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 ................................................   3,000,000    3,042,210
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ...................................   3,500,000    3,956,435
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ...................................   3,765,000    4,255,994
 Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
  Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 .........................................   5,000,000    5,556,850
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
  Refunding, 5.25%, 10/01/29 .................................................................   5,250,000    4,986,135
 Dare County COP, AMBAC Insured, 5.125%, 6/01/21 .............................................     650,000      660,790
 Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
  6.75%, 9/01/12 .............................................................................   2,000,000    2,043,860
 Fayetteville Public Works Commission Revenue, Series A, FSA Insured, 6.00%, 3/01/16 .........   2,000,000    2,040,000
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ..........................................   1,250,000    1,246,500
 Gastonia Combined Utilities System Revenue,
    FSA Insured, 5.00%, 5/01/25 ..............................................................   1,000,000      997,210
    MBIA Insured, 5.625%, 5/01/19 ............................................................   1,000,000    1,064,290
 Greensboro Enterprise System Revenue, Series A, 5.125%, 6/01/22 .............................     350,000      354,004
 Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .........   1,320,000    1,354,822
 Greensboro North Carolina Enterprise Systems Revenue, Series A, 5.125%, 6/01/21 .............     390,000      395,402
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ......................   1,000,000    1,048,380
 Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ..........................................................................   4,000,000    3,808,920
    Refunding, 6.45%, 11/01/29 ...............................................................   3,900,000    4,084,665
 Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
  International Project, 6.25%, 9/01/25 ......................................................   2,000,000    2,038,960
 Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ........   1,000,000    1,005,880
 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18  3,155,000    3,295,745


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 .................. $ 3,000,000  $ 3,090,330
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ...................................   2,000,000    1,970,280
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ...................................   5,400,000    5,458,698
 Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 .......................   1,000,000    1,045,150
 New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 .........   5,000,000    4,993,200
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ........   1,000,000    1,021,790
 North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Meredith
  College, AMBAC Insured,
    5.00%, 6/01/31 ...........................................................................     750,000      738,608
    4.875%, 6/01/24 ..........................................................................   1,000,000      981,940
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 5.75%, 1/01/26 ......................................................  10,000,000    9,909,400
    Refunding, Series A, 6.50%, 1/01/17 ......................................................   9,000,000    9,231,030
    Refunding, Series A, 6.50%, 1/01/18 ......................................................   3,000,000    3,361,440
    Refunding, Series D, 6.75%, 1/01/26 ......................................................   5,000,000    5,398,700
    Series B, MBIA Insured, 5.875%, 1/01/21 ..................................................   5,000,000    5,334,900
 North Carolina HFA,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ........................   2,500,000    2,575,000
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ...................................   2,780,000    2,887,530
    MF, Refunding, Series J, 5.45%, 7/01/17 ..................................................   2,175,000    2,246,775
    MFR, Refunding, Series B, 6.90%, 7/01/24 .................................................   2,925,000    3,000,787
    Refunding, Series F, 6.70%, 1/01/27 ......................................................   4,855,000    5,204,220
    SF, Refunding, Series DD, 6.20%, 9/01/27 .................................................   2,430,000    2,493,739
    SF, Series JJ, 6.45%, 9/01/27 ............................................................   3,970,000    4,119,272
    SFR, Refunding, Series S, 6.95%, 3/01/17 .................................................     925,000      925,000
    SFR, Series AA, 6.25%, 3/01/17 ...........................................................     765,000      796,832
    SFR, Series RR, 5.85%, 9/01/28 ...........................................................   3,500,000    3,584,525
    SFR, Series X, 6.65%, 9/01/19 ............................................................   1,485,000    1,547,118
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ................   1,000,000    1,006,890
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ................   5,500,000    5,426,520
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ....................     630,000      644,660
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ....................   1,220,000    1,231,566
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ..........................................   4,205,000    4,114,593
 North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
  Series C, AMBAC Insured, 5.00%, 11/15/18 ...................................................   2,500,000    2,517,350
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 ..........................   1,940,000    2,101,738
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 .........................   1,920,000    2,026,541
    Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 ..........................   3,500,000    3,653,825
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 ..................................   1,500,000    1,344,015
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 ..................................   2,800,000    2,433,788
    High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 ........................   1,500,000    1,462,695
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ...............   5,000,000    4,981,800
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ............   4,830,000    4,939,544
    Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 .................................   1,580,000    1,631,255
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ....................................   2,780,000    2,815,389
    Southeastern Regional Medical Center, 6.25%, 6/01/29 .....................................   4,000,000    4,179,280
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 .................   1,090,000      992,303
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ......................  10,825,000   10,989,215
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 .............   5,000,000    5,214,400
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 ................................................................   6,820,000    6,999,707
    Series A, MBIA Insured, 5.00%, 1/01/20 ...................................................   2,000,000    2,012,720
 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
  sub. lien,
    Series A, 6.05%, 7/01/10 .................................................................   3,310,000    3,498,240
    Series A, 6.30%, 7/01/15 .................................................................   1,500,000    1,578,675
    Series C, 6.35%, 7/01/16 .................................................................   4,500,000    4,762,530


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 .............. $ 2,000,000  $ 2,181,860
 Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured, 6.00%,
  7/01/24 ....................................................................................   5,745,000    6,195,465
 Pitt County COP,
    FGIC Insured, 6.00%, 4/01/12 .............................................................     750,000      767,190
    MBIA Insured, 5.85%, 4/01/17 .............................................................   5,055,000    5,509,343
    School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 .........................   1,670,000    1,694,733
    School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 .........................   1,000,000    1,042,930
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .............................................................   8,050,000    8,987,664
    Public Improvement, Series A, 5.125%, 7/01/31 ............................................   5,000,000    4,928,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ...................................................   2,000,000    1,989,900
    Series D, 5.375%, 7/01/36 ................................................................   5,000,000    5,052,900
   (b)Series D, 5.25%, 7/01/38 ...............................................................   3,000,000    3,002,130
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ...........................................................................     100,000      100,390
    7.50%, 7/01/09 ...........................................................................      25,000       25,090
    AMBAC Insured, 5.00%, 7/01/28 ............................................................  10,000,000    9,984,800
 Puerto Rico Electric Power Authority Power Revenue,
    Series II, 5.25%, 7/01/31 ................................................................   6,000,000    6,004,620
    Series T, Pre-Refunded, 6.375%, 7/01/24 ..................................................   1,000,000    1,119,560
 Puerto Rico Electric Power Authority Revenue, Series X, Pre-Refunded, 6.125%, 7/01/21 .......   4,000,000    4,544,040
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................     335,000      335,482
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .......   5,000,000    5,052,900
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25  5,000,000    5,166,650
 Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ..........   1,375,000    1,398,801
 Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25 ...   6,480,000    6,470,669
 Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .....................   8,000,000    7,938,320
 Randolph County COP, FSA Insured, 5.75%, 6/01/22 ............................................   5,500,000    5,847,820
 Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
  Refunding, 6.40%, 12/01/06 .................................................................   1,750,000    1,972,985
 Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ..............   1,850,000    2,023,530
 Stokes County COP, MBIA Insured, 7.00%, 3/01/06 .............................................   1,000,000    1,039,710
 University of Greensboro Revenue, Housing and Dining System, Series G, MBIA Insured,
  6.00%, 4/01/26 .............................................................................   2,040,000    2,217,480
 University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ......   4,940,000    4,919,252
 University of North Carolina Revenue, Series A, 5.00%, 12/01/25 .............................   4,000,000    3,983,160
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ..........................................................................   2,000,000    2,049,320
    5.625%, 10/01/25 .........................................................................   1,575,000    1,602,232
 Wake County Industrial Facilities and PCFA Revenue,
                                                 Carolina Power and Light Co., 6.90%, 4/01/09   10,000,000   10,150,000
    Carolina Power and Light Company Project, Refunding, 5.375%, 2/01/17 .....................   8,000,000    8,101,440
 Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ...............   1,000,000    1,036,360
 Winston-Salem SFMR, 8.00%, 9/01/07 ..........................................................     170,000      172,154
 Winston-Salem Water and Sewer System Revenue,
    Refunding, 5.125%, 6/01/20 ...............................................................   2,500,000    2,538,625
    Refunding, 5.125%, 6/01/28 ...............................................................   2,000,000    2,010,120
    Series B, 5.70%, 6/01/17 .................................................................   2,250,000    2,499,141
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $419,312,937)                                                            436,742,828
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.4%
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN and
  Put, 1.15%, 1/15/26 ......................................................................... $ 1,700,000 $  1,700,000
 North Carolina Medical Care Commission Health Care Facilities Revenue, The Givens Estates Inc.
  Project, Daily VRDN and Put, 1.30%, 12/01/26 ................................................     200,000      200,000
 North Carolina Medical Care Commission Hospital Revenue, Angel Medical Center Inc. Project,
  Weekly VRDN and Put, 1.20%, 10/01/16 ........................................................     345,000      345,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
  VRDN and Put, .95%, 12/01/15 ................................................................   1,800,000    1,800,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
  AMBAC Insured, Weekly VRDN and Put, 1.00%, 7/01/28 ..........................................   2,450,000    2,450,000
                                                                                                            ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,495,000) ...............................................                6,495,000
                                                                                                            ------------
 TOTAL INVESTMENTS (COST $425,807,937) 99.3% ..................................................              443,237,828
 OTHER ASSETS, LESS LIABILITIES .7% ...........................................................                3,043,402
                                                                                                            ------------
 NET ASSETS 100.0% ............................................................................             $446,281,230
                                                                                                            ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                      --------------------------------------------------
CLASS A                                                                     2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $10.60   $10.22    $11.42    $11.68    $11.37
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment incomea ..............................................       .54      .58       .58       .60       .62
 Net realized and unrealized gains (losses) ..........................      (.09)     .37     (1.16)     (.05)      .36
                                                                      --------------------------------------------------
Total from investment operations .....................................       .45      .95      (.58)      .55       .98
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.55)    (.57)     (.58)     (.60)     (.64)
 Net realized gains ..................................................        --       --      (.04)     (.21)     (.03)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.55)    (.57)     (.62)     (.81)     (.67)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $10.50   $10.60    $10.22    $11.42    $11.68
                                                                      ==================================================

Total return b .......................................................     4.30%    9.53%   (5.21)%     4.86%     8.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $104,617 $103,010  $104,433  $127,739  $130,578
Ratios to average net assets:
 Expenses ............................................................      .82%     .81%      .78%      .77%      .76%
 Net investment income ...............................................     5.15%    5.53%     5.35%     5.17%     5.44%
Portfolio turnover rate ..............................................    30.75%   14.02%    20.93%    25.26%    34.52%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $10.75   $10.36    $11.57    $11.81    $11.49
                                                                      --------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .49      .53       .53       .53       .58
 Net realized and unrealized gains (losses) ..........................      (.09)     .37     (1.18)     (.03)      .35
                                                                      --------------------------------------------------
Total from investment operations .....................................       .40      .90      (.65)      .50       .93
                                                                      --------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.49)    (.51)     (.52)     (.53)     (.58)
 Net realized gains ..................................................        --       --      (.04)     (.21)     (.03)
                                                                      --------------------------------------------------
Total distributions ..................................................      (.49)    (.51)     (.56)     (.74)     (.61)
                                                                      --------------------------------------------------
Net asset value, end of year .........................................    $10.66   $10.75    $10.36    $11.57    $11.81
                                                                      ==================================================

Total return b .......................................................     3.75%    8.90%   (5.77)%     4.40%     8.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................    $4,441   $4,486    $4,650    $5,229    $2,076
Ratios to average net assets:
 Expenses ............................................................     1.37%    1.36%     1.34%     1.33%     1.33%
 Net investment income ...............................................     4.59%    4.97%     4.79%     4.61%     4.79%
Portfolio turnover rate ..............................................    30.75%   14.02%    20.93%    25.26%    34.52%




a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002

                                                                                                   PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.00%,
  12/01/11 ...................................................................................... $2,250,000 $  2,045,655
 Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured, 5.25%, 5/15/31 ...  1,000,000    1,003,540
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
  Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ..................................................  3,000,000    3,271,740
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 .........................................     65,000       65,995
 Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
    6.125%, 4/01/20 .............................................................................  1,000,000    1,053,330
    6.20%, 4/01/30 ..............................................................................  2,845,000    2,965,998
 Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
  6.35%, 5/01/25 ................................................................................  1,890,000    2,078,584
 Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2, 6.80%,
  12/01/04 ......................................................................................    825,000      880,102
 Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ................................................  2,005,000    2,032,649
 Cameron County HFC Revenue, Collateralized Mortgage Obligation, Refunding, Series B,
  FGIC Insured, 7.85%, 3/01/24 ..................................................................     70,000       71,070
 Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ........................................  1,000,000    1,021,630
 Castleberry ISD, Refunding, 6.00%, 8/15/25 .....................................................    175,000      187,353
 Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital, Refunding,
  FHA Insured, 7.375%, 1/15/21 ..................................................................  1,360,000    1,389,607
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ....................    415,000      423,528
 Dallas Area Rapid Transportation, senior lien, AMBAC Insured, 5.00%, 12/01/26 ..................  2,000,000    1,955,420
 Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects, Refunding, 7.70%,
  8/01/05 .......................................................................................    415,000      419,092
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, Delta Airlines
  Inc., 7.625%, 11/01/21 ........................................................................  2,000,000    2,004,140
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ..........................  4,235,000    3,771,310
 Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 .......................................  5,000,000    5,019,050
 Edcouch Elsa ISD, GO, 5.50%, 2/15/30 ...........................................................  2,000,000    2,056,920
 Fort Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11 ......................................    355,000      366,136
 Gulf Coast Waste Disposal Authority Revenue,
    Champion International Corp., Series A, 6.875%, 12/01/28 ....................................  1,000,000    1,024,100
    Valero Energy Corp. Project, 5.70%, 4/01/32 .................................................  3,000,000    2,887,290
 Harlingen Construction ISD, GO, 5.00%, 8/15/26 .................................................  1,000,000      976,530
 Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured, 5.25%,
  11/15/30 ......................................................................................  2,000,000    2,007,380
 Hidalgo County GO, Certificates Obligation, FSA Insured, 5.25%, 8/15/21 ........................  2,500,000    2,542,750
 Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ...............  2,000,000    2,046,740
 Keller ISD, GO, Refunding, 5.375%, 8/15/25 .....................................................  1,500,000    1,527,975
 Laredo ISD, GO, 5.25%, 8/01/24 .................................................................  4,000,000    4,033,960
 Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 .....................  2,000,000    2,047,200
 Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ....................  2,130,000    2,255,414
 Lower Colorado River Authority Revenue, Refunding and Improvement, Series A, MBIA Insured,
  5.00%, 5/15/26 ................................................................................  2,500,000    2,444,900
 Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian Care
  Centers Inc., Refunding, Series A, 6.40%,
    2/15/16 .....................................................................................  1,000,000    1,006,320
    2/15/20 .....................................................................................  2,000,000    1,993,560
 Montgomery County Texas GO, Library, Refunding, FGIC Insured, 6.75%,
    9/01/10 .....................................................................................    495,000      506,697
    9/01/11 .....................................................................................    530,000      542,524
 Northside ISD, GO, Refunding, 5.00%, 2/15/26 ...................................................  2,500,000    2,441,925
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
  5.60%, 1/01/27 ................................................................................  6,000,000    1,920,000
 Onalaska ISD, GO, 5.375%, 2/15/32 ..............................................................  2,840,000    2,862,748
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 ...  2,000,000    1,926,540
 Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
  Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ..........................  7,000,000    7,610,050
 Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ............  2,500,000    2,641,750
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%,
  4/01/18 .......................................................................................  5,000,000    5,479,850
 San Antonio ISD, Building, Series A, 5.00%, 8/15/26 ............................................  5,000,000    4,882,650
 Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
  Health, FGIC Insured, ETM, 6.00%, 9/01/24 .....................................................  4,000,000    4,530,560
 Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers, Series C,
  5.75%,
    8/15/18 .....................................................................................  1,570,000    1,388,382
    8/15/28 .....................................................................................  3,900,000    3,295,773
 Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
  10/01/20 ......................................................................................    500,000      623,680
 Texas State Department of Housing and Community Affairs HMR, Refunding, Series A, GNMA Secured,
  6.95%, 7/01/23 ................................................................................  1,375,000    1,406,763
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .................  1,000,000    1,033,500
 Texas State Higher Education Coordinating Board College Student Loan Revenue, senior lien,
  7.70%, 10/01/25 ...............................................................................    185,000      187,964


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)

                                                                                                    PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                 AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
University of Texas University Revenues, Financing System, Refunding, Series A, 5.70%, 8/15/20 ...$1,000,000 $  1,053,830
 Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist Medical Center
 Project, MBIA Insured, 7.125%, 9/01/14 ..........................................................   500,000      506,500
 Wylie ISD, GO,
    Pre-Refunded, 7.00%, 8/15/24 .................................................................   210,000      259,143
    Pre-Refunded, 7.00%, 8/15/24 .................................................................   450,000      555,305
    Refunding, 7.00%, 8/15/24 ....................................................................   340,000      398,228
                                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $107,931,735) .................................................            106,931,330
                                                                                                             ------------
aSHORT TERM INVESTMENTS .9%
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
  Put, .95%, 12/01/15 ............................................................................   300,000      300,000
 Brazos River Harbor Naval District, Brazoria County Revenue, Dow Chemical Company Project,
  Refunding, Series A, Daily VRDN and Put, 1.65%, 8/01/22 ........................................   600,000      600,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $900,000) ....................................................                900,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $108,831,735) 98.9% .....................................................            107,831,330
 OTHER ASSETS, LESS LIABILITIES 1.1% .............................................................              1,227,277
                                                                                                             ------------
 NET ASSETS 100.0% ...............................................................................           $109,058,607
                                                                                                             ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                                      YEAR ENDED FEBRUARY 28,
                                                                        -------------------------------------------------
CLASS A                                                                    2002     2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.45    $10.79  $11.88    $11.88    $11.65
                                                                        -------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .56       .59       .59       .60       .62
 Net realized and unrealized gains (losses) ..........................       .08       .65        (1.09)   .03       .35
                                                                        -------------------------------------------------
Total from investment operations .....................................       .64      1.24   (.50)      .63       .97
                                                                        -------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.57)     (.58)     (.59)     (.60)     (.64)
 Net realized gains ..................................................        --        --        --      (.03)     (.10)
                                                                        -------------------------------------------------
Total distributions ..................................................      (.57)     (.58)     (.59)     (.63)     (.74)
                                                                        -------------------------------------------------
Net asset value, end of year .........................................    $11.52    $11.45    $10.79    $11.88    $11.88
                                                                        =================================================

Total return b .......................................................     5.73%    11.80%    (4.31)%    5.40%     8.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $395,579  $356,599  $327,235  $379,670  $332,199
Ratios to average net assets:
 Expenses ............................................................      .69%      .70%      .68%      .68%      .69%
 Net investment income ...............................................     4.88%     5.27%     5.19%     4.98%     5.29%
Portfolio turnover rate ..............................................    15.36%     8.89%    22.53%     8.90%    12.90%

CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $11.53    $10.86    $11.95    $11.95    $11.71
                                                                        -------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .50       .53       .53       .53       .57
 Net realized and unrealized gains (losses) ..........................       .09       .66     (1.09)      .03       .34
                                                                        -------------------------------------------------
Total from investment operations .....................................       .59      1.19      (.56)      .56       .91
Less distributions from:
 Net investment income ...............................................      (.50)     (.52)     (.53)     (.53)     (.57)
 Net realized gains ..................................................        --        --        --      (.03)     (.10)
                                                                        -------------------------------------------------
Total distributions ..................................................      (.50)     (.52)     (.53)     (.56)     (.67)
                                                                        -------------------------------------------------
Net asset value, end of year .........................................    $11.62    $11.53    $10.86    $11.95    $11.95
                                                                        =================================================

Total return b .......................................................     5.28%    11.23%   (4.82)%     4.78%     7.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $33,992   $24,766   $21,454   $22,796   $13,186
Ratios to average net assets:
 Expenses ............................................................     1.24%     1.24%     1.23%     1.24%     1.25%
 Net investment income ...............................................     4.34%     4.72%     4.64%     4.42%     4.72%
Portfolio turnover rate ..............................................    15.36%     8.89%    22.53%     8.90%    12.90%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
 Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital,
    Refunding, 5.375%, 7/01/28 ............................................................... $ 5,000,000  $ 4,920,000
 Albermarle County IDAR,
    Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ...................................   5,000,000    5,164,400
    University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 .........   1,125,000    1,180,226
 Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ......   2,500,000    2,616,225
 Augusta County Service Authority Water and Sewer Revenue, MBIA Insured, 5.00%, 11/01/24 .....   2,250,000    2,251,260
    6.30%, 12/01/25 ..........................................................................   2,000,000    1,903,040
    5.60%, 12/01/25 ..........................................................................   7,650,000    6,583,131
    Series A, 6.55%, 12/01/25 ................................................................   5,000,000    4,887,600
 Bristol GO, Public Improvement, Refunding, FSA Insured, 5.00%, 11/01/22 .....................   1,005,000    1,007,744
 Bristol Utility System Revenue, Refunding, FSA Insured, 5.00%, 7/15/21 ......................   1,245,000    1,257,836
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project,
    MBIA Insured, 6.00%, 6/01/12 .............................................................   3,940,000    4,303,701
 Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
    7/15/19 ..................................................................................   3,250,000    3,326,928
    7/15/32 ..................................................................................   8,000,000    7,958,960
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ......   5,000,000    5,237,250
 Danville IDA,
    Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
    Pre-Refunded, 6.50%, 10/01/24 ............................................................   5,000,000    5,584,650
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 ....................     500,000      514,970
 Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 .....   8,000,000    8,188,720
 Fairfax County IDAR, Health Care,
    Inova Health System Project, 6.00%, 8/15/26 ..............................................   5,000,000    5,188,800
    Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 .........................   5,000,000    4,911,800
    Inova Health, Refunding, Series A, 5.00%, 8/15/18 ........................................   2,100,000    2,115,855
 Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ....................................   4,700,000    4,914,978
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 .....................   1,000,000    1,059,300
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ....................   1,000,000    1,046,640
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 .................................   5,000,000    5,345,350
 Fairfax County Water Authority Revenue, Refunding, 5.00%, 4/01/29 ...........................   1,000,000      991,170
 Frederick County IDA, Lease Revenue, Government Complex Facilities Project,
    MBIA Insured, 6.50%, 12/01/09 ............................................................   2,040,000    2,311,442
 Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
    Refunding, AMBAC Insured, 5.25%, 6/15/23 .................................................  10,000,000   10,125,800
 Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 .....   1,715,000    1,787,922
 Greater Richmond Convention Center Authority Hotel Tax Revenue,
    Convention Center Expansion Project,
    6.125%, 6/15/29 ..........................................................................   8,000,000    8,639,440
    6.25%, 6/15/32 ...........................................................................   8,175,000    8,891,130
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ....................................................     830,000      861,855
    Series A, 6.50%, 10/01/23 ................................................................   1,000,000    1,031,330
 Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
    6.50%, 12/01/12 ..........................................................................   3,000,000    3,099,810
 Hampton Redevelopment and Housing Authority Senior Living Association Revenue,
    Refunding, Series A, GNMA Secured, 6.00%, 1/20/26 ........................................   1,060,000    1,105,315
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A,
    MBIA Insured, 5.00%, 7/01/28 .............................................................  10,000,000    9,955,800
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 .................   4,175,000    4,227,605
 Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ...............................................   1,000,000    1,070,240
 Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc.,
    Series A, 5.875%, 3/01/17 ................................................................   1,000,000      948,940
 Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry,
    Refunding, 6.00%, 1/01/27 ................................................................   1,250,000    1,291,563
 Isle Wight County IDA, Environmental Improvement Revenue, International Paper
    Company Project, Series A, 6.60%, 5/01/24 ................................................   2,000,000    2,103,180
 Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ...........   4,155,000    4,216,785
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 .................   3,750,000    3,791,925
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 ..   3,000,000    3,140,100
 Loudoun County Sanitation Authority Water and Sewer Revenue,
    Refunding, FGIC Insured, 5.125%, 1/01/26 .................................................   3,795,000    3,817,504
    Refunding, FGIC Insured, 5.125%, 1/01/30 .................................................   5,250,000    5,272,103
    Series 96, FGIC Insured, 5.25%, 1/01/26 ..................................................   6,500,000    6,592,495
    Series 96, FGIC Insured, 5.25%, 1/01/30 ..................................................   1,000,000    1,009,620

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ......  $8,000,000   $8,004,480
 Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding,
    Series A, GNMA Secured, 6.20%, 7/20/27 ...................................................   1,000,000    1,047,380
 Metropolitan Washington D.C. Airports Authority General Airport Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 .......................................   5,000,000    4,873,050
    Series A, 5.375%, 10/01/23 ...............................................................   3,000,000    3,021,180
    Series B, 5.75%, 10/01/20 ................................................................   6,000,000    6,196,560
 Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
    5.875%, 8/01/21 ..........................................................................   1,420,000    1,539,678
    6.10%, 8/01/26 ...........................................................................   1,725,000    1,887,564
 Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ...............   1,000,000    1,047,690
 Newport News GO, 4.75%, 8/15/20 .............................................................   3,905,000    3,852,946
 Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A,
    GNMA Secured, 6.25%, 8/01/36 .............................................................   2,965,000    3,131,781
 Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
    GNMA Secured, 5.85%, 12/20/30 ............................................................   4,060,000    4,208,515
 Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ..................   1,440,000    1,423,728
 Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .......   3,000,000    3,023,790
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ................................   2,000,000    2,074,100
 Norfolk Water Revenue,
    MBIA Insured, 5.90%, 11/01/25 ............................................................   5,000,000    5,377,950
    Refunding, FGIC Insured, 4.75%, 11/01/20 .................................................   1,250,000    1,227,163
 Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project,
    Refunding, 7.375%, 6/01/20 ...............................................................   5,480,000    5,623,192
 Peninsula Ports Authority Health System Revenue, Riverside Health System Project,
    Series A, Pre-Refunded, 6.625%, 7/01/18 ..................................................   6,000,000    6,221,700
 Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ...................................................      50,000       61,270
 Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
    6.00%, 12/01/33 ..........................................................................   2,340,000    2,420,075
 Prince William County Service Authority Water and Sewer Systems Revenue,
    FGIC Insured, 5.50%, 7/01/29 .............................................................   5,000,000    5,191,650
 Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31 ..................   5,000,000    4,928,700
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    5.50%, 7/01/36 ...........................................................................   4,500,000    4,662,450
    Pre-Refunded, 6.00%, 7/01/22 .............................................................   2,000,000    2,295,060
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D,
    5.375%, 7/01/36 ..........................................................................   5,000,000    5,052,900
    5.25%, 7/01/38 ...........................................................................   3,000,000    3,002,130
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................     100,000      100,410
    7.75%, 7/01/08 ...........................................................................     350,000      351,365
    AMBAC Insured, 5.00%, 7/01/28 ............................................................   5,000,000    4,992,400
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ..   5,910,000    6,009,761
 Puerto Rico Electric Power Authority Revenue, Refunding, Series Z, 5.25%, 7/01/21 ...........   1,500,000    1,508,055
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...............................................   1,810,000    1,812,606
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...................      20,000       23,782
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .......   5,000,000    5,052,900
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.70%, 8/01/25 ...........................................................................   1,000,000    1,033,330
 Richmond GO,
    FGIC Insured, 5.00%, 7/15/19 .............................................................   3,690,000    3,728,450
    Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 ........................   2,000,000    2,019,020
 Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 ....   3,400,000    3,471,842
 Richmond Metropolitan Authority Expressway Revenue,
    Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 ........................................   4,030,000    4,173,146
    Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 ....................................   1,500,000    1,557,435
    Series B, FGIC Insured, Pre-Refunded, 6.25%, 7/15/22 .....................................     970,000    1,006,715
 Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured,
    5.00%, 8/01/22 ...........................................................................   2,000,000    2,008,840
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
    5.25%, 6/01/22 ...........................................................................   6,500,000    6,609,005
    5.40%, 6/01/27 ...........................................................................   6,800,000    6,971,224
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .................................................................................   1,500,000    1,566,060
    10/01/18 .................................................................................   1,500,000    1,536,990

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ...................................... $ 1,865,000 $  1,905,582
 Virginia College Building Authority Educational Facilities Revenue GO,
    Regent University Project, MBIA Insured, 5.125%, 10/01/21 ................................   5,000,000    5,077,300
 Virginia College Building Authority Educational Facilities Revenue,
    21st Century College Program, 5.00%, 2/01/21 .............................................   1,375,000    1,382,411
    Hampton University Project, 6.00%, 4/01/20 ...............................................   1,500,000    1,626,315
    Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 ...............................   1,750,000    1,816,483
    Washington and Lee University, 5.75%, 1/01/19 ............................................      50,000       52,632
 Virginia College Building Authority Virginia Educational Facilities Revenue GO,
    Regent University Project, MBIA Insured, 5.125%, 10/01/31 ................................   3,000,000    3,016,800
 Virginia Commonwealth Transportation Board Transportation Revenue,
    U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 .....................   2,000,000    1,999,860
 Virginia State Commonwealth Transportation Board Transportation Revenue,
    US Route 58 Corridor Development Project, Series B, 5.00%, 5/15/26 .......................  10,000,000    9,957,500
 Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub
    Series J-1, MBIA Insured, 5.20%, 7/01/19 .................................................   5,000,000    5,062,250
 Virginia State HDA,
    Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 ..........................       5,000        5,019
    Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 .........................      45,000       45,125
    Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ..........................   2,000,000    2,096,060
    Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ..........................     400,000      414,784
    Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 ..........................     155,000      155,076
    MFH, Series C, 5.30%, 11/01/16 ...........................................................   1,000,000    1,024,330
    MFH, Series F, 7.10%, 5/01/13 ............................................................   8,460,000    8,570,826
    MFH, Series H, 5.55%, 5/01/15 ............................................................   1,000,000    1,039,860
    Rental Housing, Series J, 5.80%, 2/01/19 .................................................   2,000,000    2,083,440
    Rental Housing, Series L, 5.75%, 2/01/15 .................................................   1,000,000    1,057,790
    SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 ............................................   2,000,000    2,109,800
 Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
    8/01/20 ..................................................................................   3,000,000    3,015,420
    8/01/21 ..................................................................................   4,000,000    4,006,720
 Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
    8/01/22 ..................................................................................   2,000,000    2,001,620
    8/01/26 ..................................................................................  10,925,000   10,818,044
 Virginia State Resource Authority Airport Revenue, Revolving Fund,
    Series A, 5.00%, 8/01/27 .................................................................   3,000,000    2,940,660
 Virginia State Resources Authority Water and Sewer System Revenue,
    Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ......................................      45,000       47,007
    Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ......................................      10,000       10,568
    Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ....................................   1,610,000    1,661,568
 Virginia State Resources Authority Water System Revenue, Refunding,
    Series A, 6.125%, 4/01/19 ................................................................   1,000,000    1,003,490
 Virginia State Transportation Board Transportation Contract Revenue,
    U.S. Route 28 Project, Refunding, 6.50%, 4/01/18 .........................................   9,000,000    9,208,800
 Washington County IDA,
    College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 .............   3,295,000    3,354,837
    Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
    Pre-Refunded, 7.00%, 7/01/22 .............................................................   3,000,000    3,114,450
 West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project,
    Refunding, Series B, 6.25%, 3/01/19 ......................................................   3,300,000    2,977,557
 Winchester IDA, Educational Facilities Revenue, First Mortgage,
    Shenandoah University Project, Asset Guaranteed,
    6.80%, 10/01/24 ..........................................................................     185,000      205,944
    Pre-Refunded, 6.80%, 10/01/24 ............................................................   1,000,000    1,133,850
 York County Sewer Revenue, 5.875%,
    6/01/24 ..................................................................................     500,000      533,835
    6/01/29 ..................................................................................   1,500,000    1,595,834
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $408,470,237) .............................................              422,811,903
                                                                                                           ------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
a SHORT TERM INVESTMENTS 1.0%
     Petersburg VA Hospital Authority Revenue Southside Regional Hospital Facility
     1.30%, 7/01/17 .......................................................................... $  700,000  $    700,000
  Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, .95%, 12/01/15 .......................................     300,000      300,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured,
  Weekly VRDN and Put, 1.00%, 7/01/28 ........................................................   3,300,000    3,300,000
                                                                                                           ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,300,000) .............................................                4,300,000
                                                                                                           ------------
  TOTAL INVESTMENTS (COST $412,770,237) 99.4% ................................................              427,111,903
  OTHER ASSETS, LESS LIABILITIES .6% .........................................................                2,458,695
                                                                                                           ------------
  NET ASSETS 100.0% ..........................................................................             $429,570,598
                                                                                                           ============





See glossary of terms on page 118.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES        -     Adjustable Convertible Exempt Securities
AMBAC       -     American Municipal Bond Assurance Corp.
BIG         -     Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                    1989 and no longer does business under this name).
CDA         -     Community Development Authority/Agency
CDAR        -     Community Development Authority/Agency Revenue
CDD         -     Community Development District
COP         -     Certificate of Participation
EDA         -     Economic Development Authority
EDC         -     Economic Development Corp.
EDR         -     Economic Development Revenue
ETM         -     Escrow to Maturity
FGIC        -     Financial Guaranty Insurance Co.
FHA         -     Federal Housing Authority/Agency
FNMA        -     Federal National Mortgage Association
FSA         -     Financial Security Assistance
GNMA        -     Government National Mortgage Association
GO          -     General Obligation
HDA         -     Housing Development Authority/Agency
HFA         -     Housing Finance Authority/Agency
HFAR        -     Housing Finance Authority Revenue
HFC         -     Housing Finance Corp.
IDA         -     Industrial Development Authority/Agency
IDAR        -     Industrial Development Authority/Agency Revenue
IDB         -     Industrial Development Board
IDBR        -     Industrial Development Board Revenue
IDC         -     Industrial Development Corp.
IDR         -     Industrial Development Revenue
ISD         -     Independent School District
LLC         -     Limited Liability Corporation
MAC         -     Municipal Assistance Corporation
MBIA        -     Municipal Bond Investors Assurance Corp.
MF          -     Multi-Family
MFH         -     Multi-Family Housing
MFHR        -     Multi-Family Housing Revenue
MFMR        -     Multi-Family Mortgage Revenue
MFR         -     Multi-Family Revenue
PBA         -     Public Building Authority
PCR         -     Pollution Control Revenue
PFAR        -     Public Financing Authority Revenue
RDA         -     Redevelopment Authority/Agency
SF          -     Single Family
SFHR        -     Single Family Housing Revenue
SFM         -     Single Family Mortgage
SFMR        -     Single Family Mortgage Revenue
SFR         -     Single Family Revenue
VHA         -     Veterans Administration
VRDN        -     Variable Rate Demand Note
ZERO CPN.   -     zero coupon

FRANKLIN TAX-FREE TRUST
Financial Statements



STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002

                                                              FRANKLIN          FRANKLIN           FRANKLIN            FRANKLIN
                                                          ALABAMA TAX-FREE  FLORIDA TAX-FREE   GEORGIA TAX-FREE    KENTUCKY TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND          INCOME FUND
                                                          --------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ....................................................   $222,335,215    $1,609,576,985       $185,412,943         $92,539,563
                                                          ==========================================================================
Value ...................................................    230,489,701     1,706,804,706        193,520,917          94,964,456
 Cash ...................................................         88,310           103,368            134,797              30,835
 Receivables:
Capital shares sold .....................................        617,722         3,916,391            466,520             250,963
Interest ................................................      3,672,742        26,648,370          2,650,127           1,285,611
                                                          --------------------------------------------------------------------------
Total assets ............................................    234,868,475     1,737,472,835        196,772,361          96,531,865
                                                          --------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased .........................             --                --          2,054,756                  --
Capital shares redeemed .................................        245,275         1,783,337            105,485              19,892
Affiliates ..............................................        156,769           959,365            138,985              41,500
Shareholders ............................................         74,214           914,383             53,243              49,170
 Distributions to shareholders ..........................        268,894         2,016,948            242,834             108,465
 Other liabilities ......................................         12,657            82,309             15,756              13,914
                                                          --------------------------------------------------------------------------
Total liabilities .......................................        757,809         5,756,342          2,611,059             232,941
                                                          --------------------------------------------------------------------------
 Net assets, at value ...................................   $234,110,666    $1,731,716,493       $194,161,302         $96,298,924
                                                          ==========================================================================
Net assets consist of:
 Undistributed net investment income ....................   $   (171,230)   $   (1,137,364)      $   (189,869)        $   (66,737)
 Net unrealized appreciation ............................      8,154,486        97,227,721          8,107,974           2,424,893
 Accumulated net realized loss ..........................     (9,312,435)      (13,044,146)        (2,305,373)         (1,520,685)
 Capital shares .........................................    235,439,845     1,648,670,282        188,548,570          95,461,453
                                                          --------------------------------------------------------------------------
 Net assets, at value ...................................   $234,110,666    $1,731,716,493       $194,161,302         $96,298,924
                                                          ==========================================================================
CLASS A:
 Net assets, at value ...................................   $215,648,502    $1,609,945,794       $169,488,812         $96,298,924
                                                          ==========================================================================
 Shares outstanding .....................................     19,225,422       137,434,801         14,292,449           8,654,218
                                                          ==========================================================================
 Net asset value per share a ............................         $11.22            $11.71             $11.86              $11.13
                                                          ==========================================================================
 Maximum offering price per share
   (net asset value per share / 95.75%) .................         $11.72           $12.23             $12.39               $11.62
                                                          ==========================================================================
CLASS B:
 Net assets, at value ...................................             --    $   30,875,227                 --                  --
                                                          ==========================================================================
 Shares outstanding .....................................             --         2,623,104                 --                  --
                                                          ==========================================================================
 Net asset value and maximum offering price per share a .             --            $11.77                 --                  --
                                                          ==========================================================================
CLASS C:
 Net assets, at value ...................................   $ 18,462,164    $   90,895,472       $ 24,672,490                  --
                                                          ==========================================================================
 Shares outstanding .....................................      1,635,644         7,684,029          2,065,769                  --
                                                          ==========================================================================
 Net asset value per share a ............................         $11.29            $11.83             $11.94                  --
                                                          ==========================================================================
 Maximum offering price per share
   (net asset value per share / 99%) ....................         $11.40            $11.95             $12.06                  --
                                                          ==========================================================================


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002


                                                                                                                    FRANKLIN
                                                              FRANKLIN         FRANKLIN              FRANKLIN     NORTH CAROLINA
                                                         LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE   TAX-FREE
                                                             INCOME FUND      INCOME FUND         INCOME FUND      INCOME FUND
                                                         -----------------------------------------------------------------------
Assets:
 Investments in securities:
Cost ...................................................    $176,548,376       $296,342,432       $447,662,229     $425,807,937
                                                         =======================================================================
Value ..................................................     182,833,200        308,954,669        464,514,444      443,237,828
 Cash ..................................................          17,240          1,498,491             54,815           25,795
 Receivables:
Investment securities sold .............................              --          8,091,147                 --               --
Capital shares sold ....................................         690,824            473,069          1,252,743        1,049,441
Interest ...............................................       2,864,370          4,150,891          6,985,802        6,128,645
                                                         -----------------------------------------------------------------------
Total assets ...........................................     186,405,634        323,168,267        472,807,804      450,441,709
                                                         -----------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased ........................       1,965,040          7,914,258          4,514,906        3,008,812
Capital shares redeemed ................................          39,452            176,503            441,448          176,589
Affiliates .............................................         121,403            208,593            291,735          282,899
Shareholders ...........................................         100,565            108,752            198,752          162,884
 Distributions to shareholders .........................         209,153            346,837            529,821          493,443
 Other liabilities .....................................          13,806             14,487             22,745           35,852
                                                         -----------------------------------------------------------------------
Total liabilities ......................................       2,449,419          8,769,430          5,999,407        4,160,479
                                                         -----------------------------------------------------------------------
 Net assets, at value ..................................    $183,956,215       $314,398,837       $466,808,397     $446,281,230
                                                         =======================================================================
Net assets consist of:
 Undistributed net investment income ...................    $   (150,792)      $     69,193       $   (112,414)    $   (139,006)
 Net unrealized appreciation ...........................       6,284,824         12,612,237         16,852,215       17,429,891
 Accumulated net realized loss .........................      (1,579,822)        (2,058,989)        (1,738,726)      (4,006,853)
 Capital shares ........................................     179,402,005        303,776,396        451,807,322      432,997,198
                                                         -----------------------------------------------------------------------
 Net assets, at value ..................................    $183,956,215       $314,398,837       $466,808,397     $446,281,230
                                                         =======================================================================
CLASS A:
 Net assets, at value ..................................    $167,908,984       $281,141,409       $425,795,422     $388,400,224
                                                         =======================================================================
 Shares outstanding ....................................      14,749,560         24,414,076         35,483,374       32,473,342
                                                         =======================================================================
 Net asset value per share a ...........................          $11.38             $11.52             $12.00           $11.96
                                                         =======================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) ..................          $11.89             $12.03             $12.53           $12.49
                                                         =======================================================================
CLASS C:
 Net assets, at value ..................................    $ 16,047,231       $ 33,257,428       $ 41,012,975     $ 57,881,006
                                                         =======================================================================
 Shares outstanding ....................................       1,398,992          2,860,438          3,401,957        4,801,606
                                                         =======================================================================
 Net asset value per share a ...........................          $11.47             $11.63             $12.06           $12.05
                                                         =======================================================================
 Maximum offering price per share
   (net asset value per share / 99%) ...................          $11.59             $11.75             $12.18           $12.17
                                                         =======================================================================


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2002


                                                 FRANKLIN         FRANKLIN
                                              TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                INCOME FUND      INCOME FUND
                                              ----------------------------------
Assets:
 Investments in securities:
Cost ........................................  $108,831,735     $412,770,237
                                              ==================================
Value .......................................   107,831,330      427,111,903
 Cash .......................................        23,033           79,064
 Receivables:
Capital shares sold .........................        25,653          788,340
Interest ....................................     1,466,446        5,717,867
                                              ----------------------------------
Total assets ................................   109,346,462      433,697,174
                                              ----------------------------------
Liabilities:
 Payables:
Investment securities purchased .............            --        3,008,812
Capital shares redeemed .....................            --          163,735
Affiliates ..................................        82,231          257,875
Shareholders ................................        64,735          197,299
 Distributions to shareholders ..............       126,169          478,551
 Other liabilities ..........................        14,720           20,304
                                              ----------------------------------
Total liabilities ...........................       287,855        4,126,576
                                              ----------------------------------
 Net assets, at value .......................  $109,058,607     $429,570,598
                                              ==================================
Net assets consist of:
 Undistributed net investment income ........  $   (112,477)    $   (196,746)
 Net unrealized appreciation (depreciation) .    (1,000,405)      14,341,666
 Accumulated net realized loss ..............    (1,871,634)      (4,895,408)
 Capital shares .............................   112,043,123      420,321,086
                                              ----------------------------------
 Net assets, at value .......................  $109,058,607     $429,570,598
                                              ==================================
CLASS A:
 Net assets, at value .......................  $104,617,384     $395,579,066
                                              ==================================
 Shares outstanding .........................     9,965,063       34,326,891
                                              ==================================
 Net asset value per share a ................        $10.50           $11.52
                                              ==================================
 Maximum offering price per share
   (net asset value per share / 95.75%) .....        $10.97           $12.03
                                              ==================================
CLASS C:
 Net assets, at value .......................  $  4,441,223     $ 33,991,532
                                              ==================================
 Shares outstanding .........................       416,789        2,926,446
                                              ==================================
 Net asset value per share a ................        $10.66           $11.62
                                              ==================================
 Maximum offering price per share
   (net asset value per share / 99%) ........        $10.77           $11.74
                                              ==================================



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2002

                                                              FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                          ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                          -----------------------------------------------------------------------
Investment income:
 Interest ...............................................    $13,181,063      $ 94,851,040       $10,457,899        $4,730,906
                                                          -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...............................      1,267,908         7,791,826         1,063,682           543,717
 Distribution fees (Note 3)
Class A .................................................        212,410         1,568,093           166,385            86,297
Class B .................................................             --           121,300                --                --
Class C .................................................        102,709           532,181           133,366                --
 Transfer agent fees (Note 3) ...........................        111,235           657,363           103,914            36,926
 Custodian fees .........................................          2,271            16,591             1,892               934
 Reports to shareholders ................................         15,659           110,178            13,768             6,401
 Registration and filing fees ...........................          6,443            20,144             5,621             1,920
 Professional fees ......................................         15,540            35,635            17,208            16,203
 Trustees' fees and expenses ............................          2,418            17,636             1,968               892
 Other ..................................................         14,777            63,234            16,008            12,519
                                                          -----------------------------------------------------------------------
Total expenses ..........................................      1,751,370        10,934,181         1,523,812           705,809
Expenses waived/paid by affiliate (Note 3) ..............             --                --                --          (253,075)
                                                          -----------------------------------------------------------------------
 Net expenses ...........................................      1,751,370        10,934,181         1,523,812           452,734
                                                          -----------------------------------------------------------------------
Net investment income ...................................     11,429,693        83,916,859         8,934,087         4,278,172
                                                          -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............         45,720          (152,470)          369,743          (401,781)
 Net unrealized appreciation on investments .............      2,751,996        27,147,509         1,716,012         1,181,237
                                                          -----------------------------------------------------------------------
Net realized and unrealized gain ........................      2,797,716        26,995,039         2,085,755           779,456
                                                          -----------------------------------------------------------------------
Net increase in net assets resulting from operations ....    $14,227,409      $110,911,898       $11,019,842        $5,057,628
                                                          =======================================================================






                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002

                                                                                                                        FRANKLIN
                                                                FRANKLIN            FRANKLIN          FRANKLIN       NORTH CAROLINA
                                                           LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE     TAX-FREE
                                                               INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                           ------------------------------------------------------------------------
Investment income:
 Interest .................................................    $10,057,280        $16,155,644        $24,205,970       $23,154,796
                                                           ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................      1,004,401          1,573,898          2,210,623         2,128,574
 Distribution fees (Note 3)
Class A ...................................................        160,623            264,932            398,537           365,439
Class C ...................................................         95,036            177,674            223,730           321,116
 Transfer agent fees (Note 3) .............................         75,018            164,353            220,551           207,890
 Custodian fees ...........................................          1,709              2,917              4,755             4,319
 Reports to shareholders ..................................         15,144             21,608             28,233            32,983
 Registration and filing fees .............................          3,563              7,382              8,386             5,743
 Professional fees ........................................         13,959             17,729             20,565            21,086
 Trustees' fees and expenses ..............................          1,996              3,049              4,455             4,332
 Other ....................................................         13,305             14,781             26,174            32,153
                                                           ------------------------------------------------------------------------
Total expenses ............................................      1,384,754          2,248,323          3,146,009         3,123,635
                                                           ------------------------------------------------------------------------
 Net investment income ....................................      8,672,526         13,907,321         21,059,961        20,031,161
                                                           ------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................         96,862             (4,838)         1,674,887           616,785
 Net unrealized appreciation on investments ...............      2,541,561          4,043,121          6,906,721          6,184,485
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain ..........................      2,638,423          4,038,283          8,581,608         6,801,270
                                                           ------------------------------------------------------------------------
Net increase in net assets resulting from operations ......    $11,310,949        $17,945,604        $29,641,569       $26,832,431
                                                           ========================================================================






                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2002


                                                                       FRANKLIN         FRANKLIN
                                                                    TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                                      INCOME FUND      INCOME FUND
                                                                    ---------------------------------
Investment income:
 Interest .........................................................  $ 6,508,714       $22,655,951
                                                                    ---------------------------------
Expenses:
 Management fees (Note 3) .........................................      670,672         2,090,157
 Distribution fees (Note 3)
Class A ...........................................................       92,426           376,962
Class C ...........................................................       29,047           192,385
 Transfer agent fees (Note 3) .....................................       64,699           202,789
 Custodian fees ...................................................        1,178             4,460
 Reports to shareholders ..........................................        9,946            26,648
 Registration and filing fees .....................................       18,829             7,265
 Professional fees ................................................       17,631            21,493
 Trustees' fees and expenses ......................................        1,156             4,260
 Other ............................................................       10,967            23,832
                                                                    ---------------------------------
Total expenses ....................................................      916,551         2,950,251
                                                                    ---------------------------------
 Net investment income ............................................    5,592,163        19,705,700
                                                                    ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ........................     (280,834)          347,704
 Net unrealized appreciation (depreciation) on investments ........     (797,341)        2,572,509
                                                                    ---------------------------------
Net realized and unrealized gain (loss) ...........................   (1,078,175)        2,920,213
                                                                    ---------------------------------
Net increase in net assets resulting from operations ..............  $ 4,513,988       $22,625,913
                                                                    =================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                               FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                                             TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                         ---------------------------------------------------------------
                                                              2002          2001              2002            2001
                                                         ---------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .................................. $ 11,429,693  $ 11,645,243      $   83,916,859  $   84,651,526
Net realized gain (loss) from investments ..............       45,720    (7,423,932)           (152,470)      3,411,816
Net unrealized appreciation on investments .............    2,751,996    16,719,660          27,147,509      87,282,257
                                                         ---------------------------------------------------------------
Net increase in net assets resulting from operations ...   14,227,409    20,940,971         110,911,898     175,345,599
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................  (10,700,336)  (11,146,297)        (80,840,667)    (80,262,897)
 Class B ...............................................           --            --            (828,398)       (132,061)
 Class C ...............................................     (703,000)     (674,065)         (3,731,440)     (3,372,889)
                                                         ---------------------------------------------------------------
 Total distributions to shareholders ...................  (11,403,336)  (11,820,362)        (85,400,505)    (83,767,847)
 Capital share transactions: (Note 2)
 Class A ...............................................    2,823,374    (1,604,562)         47,425,161     (58,291,448)
 Class B ...............................................           --            --          23,155,744       6,931,249
 Class C ...............................................    3,790,063      (155,394)         15,424,527      (2,081,139)
                                                         ---------------------------------------------------------------
 Total capital share transactions ......................    6,613,437    (1,759,956)         86,005,432     (53,441,338)
Net increase in net assets .............................    9,437,510     7,360,653         111,516,825      38,136,414
Net assets
 Beginning of year .....................................  224,673,156   217,312,503       1,620,199,668   1,582,063,254
                                                         ---------------------------------------------------------------
 End of year ........................................... $234,110,666  $224,673,156      $1,731,716,493  $1,620,199,668
                                                         ===============================================================
Undistributed net investment income
  included in net assets:
 End of year ........................................... $   (171,230) $   (220,851)     $   (1,137,364) $      172,120
                                                         ===============================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                    FRANKLIN GEORGIA               FRANKLIN KENTUCKY
                                                                  TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                         ------------------------------------------------------------
                                                              2002         2001                 2002        2001
                                                         ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .................................. $  8,934,087  $  8,580,779         $ 4,278,172  $ 3,684,780
Net realized gain (loss) from investments ..............      369,743      (546,218)           (401,781)       7,239
Net unrealized appreciation on investments .............    1,716,012    10,916,871           1,181,237    3,894,477
                                                         ------------------------------------------------------------
Net increase in net assets resulting from operations ...   11,019,842    18,951,432           5,057,628    7,586,496
 Distributions to shareholders from:
Net investment income:
 Class A ...............................................   (8,112,422)   (7,871,554)         (4,305,155)  (3,681,807)
 Class C ...............................................     (876,577)     (677,364)                 --           --
                                                         ------------------------------------------------------------
 Total distributions to shareholders ...................   (8,988,999)   (8,548,918)         (4,305,155)  (3,681,807)
 Capital share transactions: (Note 2)
 Class A ...............................................    4,313,986     2,202,729          19,177,584    8,499,832
 Class C ...............................................    7,683,794     1,046,745                  --           --
                                                         ------------------------------------------------------------
 Total capital share transactions ......................   11,997,780     3,249,474          19,177,584    8,499,832
Net increase in net assets .............................   14,028,623    13,651,988          19,930,057   12,404,521
Net assets
 Beginning of year .....................................  180,132,679   166,480,691          76,368,867   63,964,346
                                                         ------------------------------------------------------------
 End of year ........................................... $194,161,302  $180,132,679         $96,298,924  $76,368,867
                                                         ============================================================
Undistributed net investment income
  included in net assets:
 End of year ........................................... $ (189,869)   $   (148,402)        $   (66,737) $   (50,920)
                                                         ============================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                FRANKLIN LOUISIANA               FRANKLIN MARYLAND
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
                                                                2002          2001              2002          2001
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................... $  8,672,526  $  8,561,164      $ 13,907,321  $ 12,795,397
Net realized gain (loss) from investments .................       96,862        19,586            (4,838)     (796,712)
Net unrealized appreciation on investments ................    2,541,561     9,892,466         4,043,121    17,083,330
                                                            -----------------------------------------------------------
Net increase in net assets resulting from operations ......   11,310,949    18,473,216        17,945,604    29,082,015
 Distributions to shareholders from:
Net investment income:
 Class A ..................................................   (8,055,779)   (8,028,418)      (12,838,697)  (11,797,081)
 Class C ..................................................     (647,018)     (545,107)       (1,158,737)     (838,103)
                                                            -----------------------------------------------------------
 Total distributions to shareholders ......................   (8,702,797)   (8,573,525)      (13,997,434)  (12,635,184)
 Capital share transactions: (Note 2)
 Class A ..................................................   10,775,720     1,244,874        28,610,176    12,559,463
 Class C ..................................................    3,398,647       999,650        10,329,515     4,030,737
                                                            -----------------------------------------------------------
 Total capital share transactions .........................   14,174,367     2,244,524        38,939,691    16,590,200
Net increase in net assets ................................   16,782,519    12,144,215        42,887,861    33,037,031
Net assets
 Beginning of year ........................................  167,173,696   155,029,481       271,510,976   238,473,945
                                                            -----------------------------------------------------------
 End of year .............................................. $183,956,215  $167,173,696      $314,398,837  $271,510,976
                                                            ===========================================================
Undistributed net investment income
 included in net assets:
 End of year .............................................. $   (150,792) $   (154,574)     $     69,193  $    140,927
                                                            ===========================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                FRANKLIN MISSOURI            FRANKLIN NORTH CAROLINA
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
                                                                2002         2001               2002          2001
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................... $ 21,059,961  $ 19,755,062      $ 20,031,161  $ 18,959,550
Net realized gain (loss) from investments .................    1,674,887    (2,131,097)          616,785       409,042
Net unrealized appreciation on investments ................    6,906,721    27,260,826         6,184,485    23,088,641
                                                            -----------------------------------------------------------
Net increase in net assets resulting from operations ......   29,641,569    44,884,791        26,832,431    42,457,233
 Distributions to shareholders from:
Net investment income:
 Class A ..................................................  (19,746,184)  (18,553,419)      (18,279,079)  (16,903,219)
 Class C ..................................................   (1,508,866)   (1,181,171)       (2,178,794)   (1,878,565)
                                                            -----------------------------------------------------------
 Total distributions to shareholders ......................  (21,255,050)  (19,734,590)      (20,457,873)  (18,781,784)
 Capital share transactions: (Note 2)
 Class A ..................................................   44,906,663     3,070,959        40,469,665     6,250,078
 Class C ..................................................   11,630,382     3,477,960        13,558,636     2,275,480
                                                            -----------------------------------------------------------
 Total capital share transactions .........................   56,537,045     6,548,919        54,028,301     8,525,558
Net increase in net assets ................................   64,923,564    31,699,120        60,402,859    32,201,007
Net assets
 Beginning of year ........................................  401,884,833   370,185,713       385,878,371   353,677,364
                                                            -----------------------------------------------------------
 End of year .............................................. $466,808,397  $401,884,833      $446,281,230  $385,878,371
                                                            ===========================================================
Undistributed net investment income
 included in net assets:
 End of year .............................................. $   (112,414) $     35,992      $   (139,006) $    266,458
                                                            ===========================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2002 AND 2001

                                                                  FRANKLIN TEXAS                 FRANKLIN VIRGINIA
                                                               TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                            -----------------------------------------------------------
                                                                2002         2001               2002          2001
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..................................... $  5,592,163  $  5,907,626      $ 19,705,700  $ 18,897,827
Net realized gain (loss) from investments .................     (280,834)     (469,778)          347,704    (1,474,571)
Net unrealized appreciation (depreciation) on investments .     (797,341)    4,404,326         2,572,509    22,818,280
                                                            -----------------------------------------------------------
Net increase in net assets resulting from operations ......    4,513,988     9,842,174        22,625,913    40,241,536
 Distributions to shareholders from:
Net investment income:
 Class A ..................................................   (5,401,583)   (5,631,249)      (18,699,913)  (17,724,089)
 Class C ..................................................     (203,796)     (219,287)       (1,296,345)   (1,062,786)
                                                            -----------------------------------------------------------
 Total distributions to shareholders ......................   (5,605,379)   (5,850,536)      (19,996,258)  (18,786,875)
 Capital share transactions: (Note 2)
 Class A ..................................................    2,659,947    (5,241,232)       36,567,051     9,261,246
 Class C ..................................................       (6,028)     (336,614)        9,008,872     1,960,015
                                                            -----------------------------------------------------------
 Total capital share transactions .........................    2,653,919    (5,577,846)       45,575,923    11,221,261
Net increase (decrease) in net assets .....................    1,562,528    (1,586,208)       48,205,578    32,675,922
Net assets
 Beginning of year ........................................  107,496,079   109,082,287       381,365,020   348,689,098
                                                            -----------------------------------------------------------
 End of year .............................................. $109,058,607  $107,496,079      $429,570,598  $381,365,020
                                                            ===========================================================
Undistributed net investment income
 included in net assets:
 End of year .............................................. $   (112,477) $   (101,977)     $   (196,746) $     78,178
                                                            ===========================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except for the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION
Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES
No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E. AUDIT GUIDE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to March 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE (CONT.)

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in cost of investments ..................     $30,787      $329,342        $23,380        $11,618       $39,951

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI   NORTH CAROLINA       TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in cost of investments ..................     $18,690       $59,691        $32,748         $4,590       $23,811


The effect of this change for the period ended February 28, 2002 was as listed below:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in net investment income ................     $ 9,627     $  78,029        $ 6,609        $ 4,589       $ 7,566
Increase (decrease) in unrealized gains ..........      (2,103)       77,151          3,326         (4,138)       (1,668)
Decrease in realized gains .......................      (7,524)     (155,180)        (9,935)          (451)       (5,898)

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI   NORTH CAROLINA       TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Increase in net investment income ................     $ 4,602      $ 26,125       $  7,719        $ 1,174       $ 5,667
Increase (decrease) in unrealized gains ..........      (4,292)      (13,118)         3,780            700         2,509
Decrease in realized gains .......................        (310)      (13,007)       (11,499)        (1,874)       (8,176)

The per share effect of this change for the year ended February 28, 2002 was less than $.005 for each Fund.

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                       CLASS A & CLASS C                               CLASS A, CLASS B, & CLASS C
---------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund        Franklin Alabama Tax-Free Income Fund           Franklin Florida Tax-Free
Income Fund                                   Franklin Georgia Tax-Free Income
                                              Fund Franklin Louisiana Tax-Free
                                              Income Fund Franklin Maryland
                                              Tax-Free Income Fund Franklin
                                              Missouri Tax-Free Income Fund
                                              Franklin North Carolina Tax-Free
                                              Income Fund Franklin Texas
                                              Tax-Free Income Fund Franklin
                                              Virginia Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                     FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                   SHARES       AMOUNT          SHARES        AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  1,903,329  $ 21,219,760      17,886,258  $207,704,465
 Shares issued in reinvestment of distributions ................    391,557     4,362,372       2,049,033    23,818,937
 Shares redeemed ............................................... (2,046,047)  (22,758,758)    (15,830,793) (184,098,241)
                                                                 -------------------------------------------------------
 Net increase ..................................................    248,839  $  2,823,374       4,104,498  $ 47,425,161
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................  1,699,250  $ 18,558,365      13,516,364  $152,681,503
 Shares issued in reinvestment of distributions ................    439,721     4,787,730       2,126,502    23,842,084
 Shares redeemed ............................................... (2,295,699)  (24,950,657)    (21,000,488) (234,815,035)
                                                                 -------------------------------------------------------
 Net decrease ..................................................   (156,728) $ (1,604,562)     (5,357,622) $(58,291,448)
                                                                 =======================================================
CLASS B SHARES:
Year ended February 28, 2002
 Shares sold ...................................................                                2,057,412  $ 24,027,874
 Shares issued in reinvestment of distributions ................                                   38,691       452,438
 Shares redeemed ...............................................                                 (113,302)   (1,324,568)
                                                                                             ---------------------------
 Net increase ..................................................                                1,982,801  $ 23,155,744
                                                                                             ===========================
Year ended February 28, 2001
 Shares sold ...................................................                                  635,467  $  7,194,817
 Shares issued in reinvestment of distributions ................                                    7,269        82,639
 Shares redeemed ...............................................                                  (30,279)     (346,207)
                                                                                             ---------------------------
 Net increase ..................................................                                  612,457  $  6,931,249
                                                                                             ===========================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    517,391  $  5,806,178       2,227,645  $ 26,173,881
 Shares issued in reinvestment of distributions ................     28,344       317,846         135,605     1,591,562
 Shares redeemed ...............................................   (209,353)   (2,333,961)     (1,050,393)  (12,340,916)
                                                                 -------------------------------------------------------
 Net increase ..................................................    336,382  $  3,790,063       1,312,857  $ 15,424,527
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................    203,091  $  2,235,446         886,491  $ 10,140,209
 Shares issued in reinvestment of distributions ................     32,695       357,967         134,612     1,522,130
 Shares redeemed ...............................................   (252,329)   (2,748,807)     (1,219,271)  (13,743,478)
                                                                 -------------------------------------------------------
 Net decrease ..................................................    (16,543) $   (155,394)       (198,168) $ (2,081,139)
                                                                 =======================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     FRANKLIN GEORGIA             FRANKLIN KENTUCKY
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                   SHARES       AMOUNT          SHARES        AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  1,901,825  $ 22,414,349       2,088,267  $ 23,133,241
 Shares issued in reinvestment of distributions ................    356,854     4,209,728         179,503     1,987,550
 Shares redeemed ............................................... (1,888,765)  (22,310,091)       (536,963)   (5,943,207)
                                                                 -------------------------------------------------------
 Net increase ..................................................    369,914  $  4,313,986       1,730,807  $ 19,177,584
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................  1,878,459  $ 21,588,508       1,780,794  $ 19,162,623
 Shares issued in reinvestment of distributions ................    336,577     3,832,474         164,838     1,768,573
 Shares redeemed ............................................... (2,048,684)  (23,218,253)     (1,158,948)  (12,431,364)
                                                                 -------------------------------------------------------
 Net increase ..................................................    166,352  $  2,202,729         786,684  $  8,499,832
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    831,761  $  9,898,043
 Shares issued in reinvestment of distributions ................     40,162       477,352
 Shares redeemed ...............................................   (226,796)   (2,691,601)
                                                                 -------------------------
 Net increase ..................................................    645,127  $  7,683,794
                                                                 =========================
Year ended February 28, 2001
 Shares sold ...................................................    286,581  $  3,320,411
 Shares issued in reinvestment of distributions ................     33,273       381,064
 Shares redeemed ...............................................   (233,927)   (2,654,730)
                                                                 -------------------------
 Net increase ..................................................     85,927  $  1,046,745
                                                                 =========================

                                                                    FRANKLIN LOUISIANA            FRANKLIN MARYLAND
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                   SHARES       AMOUNT          SHARES        AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  2,562,858  $ 28,906,767       4,608,486  $ 52,739,853
 Shares issued in reinvestment of distributions ................    322,698     3,643,943         618,246     7,068,450
 Shares redeemed ............................................... (1,933,588)  (21,774,990)     (2,731,713)  (31,198,127)
                                                                 -------------------------------------------------------
 Net increase ..................................................    951,968  $ 10,775,720       2,495,019  $ 28,610,176
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................  2,002,163  $ 21,614,833       3,194,752  $ 35,363,663
 Shares issued in reinvestment of distributions ................    319,609     3,479,719         587,544     6,468,081
 Shares redeemed ............................................... (2,200,167)  (23,849,678)     (2,670,163)  (29,272,281)
                                                                 -------------------------------------------------------
 Net increase ..................................................    121,605  $  1,244,874       1,112,133  $ 12,559,463
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    392,037  $  4,458,059       1,107,623  $ 12,800,821
 Shares issued in reinvestment of distributions ................     27,257       310,124          68,404       789,391
 Shares redeemed ...............................................   (120,390)   (1,369,536)       (283,146)   (3,260,697)
                                                                 -------------------------------------------------------
 Net increase ..................................................    298,904  $  3,398,647         892,881  $ 10,329,515
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................    233,029  $  2,559,444         643,623  $  7,223,802
 Shares issued in reinvestment of distributions ................     26,231       287,374          55,701       618,835
 Shares redeemed ...............................................   (169,443)   (1,847,168)       (345,310)   (3,811,900)
                                                                 -------------------------------------------------------
 Net increase ..................................................     89,817     $ 999,650         354,014  $  4,030,737
                                                                 =======================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     FRANKLIN MISSOURI         FRANKLIN NORTH CAROLINA
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                     SHARES      AMOUNT           SHARES      AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold                                                      6,106,029  $ 72,567,433       5,920,326  $ 70,188,417
 Shares issued in reinvestment of distributions                     775,306     9,207,621         804,765     9,534,609
 Shares redeemed                                                 (3,103,953)  (36,868,391)     (3,312,035)  (39,253,361)
                                                                 -------------------------------------------------------
 Net increase                                                     3,777,382  $ 44,906,663       3,413,056  $ 40,469,665
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold                                                      3,998,638  $ 45,719,470       3,505,979  $ 40,156,254
 Shares issued in reinvestment of distributions                     754,157     8,602,801         755,015     8,624,439
 Shares redeemed                                                 (4,511,489)  (51,251,312)     (3,732,478)  (42,530,615)
                                                                 -------------------------------------------------------
 Net increase                                                       241,306  $  3,070,959         528,516  $  6,250,078
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold                                                      1,094,685  $ 13,069,392       1,683,998  $ 20,097,897
 Shares issued in reinvestment of distributions                      80,109       955,934         114,967     1,372,578
 Shares redeemed                                                   (200,165)   (2,394,944)       (661,037)   (7,911,839)
                                                                 -------------------------------------------------------
 Net increase                                                       974,629  $ 11,630,382       1,137,928  $ 13,558,636
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold                                                        575,054  $  6,622,149         783,086  $  9,097,718
 Shares issued in reinvestment of distributions                      70,965       813,253         106,739     1,227,846
 Shares redeemed                                                   (346,432)   (3,957,442)       (695,566)   (8,050,084)
                                                                 -------------------------------------------------------
 Net increase                                                       299,587  $  3,477,960         194,259  $  2,275,480
                                                                 =======================================================

                                                                      FRANKLIN TEXAS              FRANKLIN VIRGINIA
                                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------
                                                                     SHARES      AMOUNT           SHARES      AMOUNT
                                                                 -------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2002
 Shares sold ...................................................  1,253,755  $ 13,258,083       5,387,624  $ 61,924,622
 Shares issued in reinvestment of distributions ................    216,787     2,290,452         810,410     9,304,109
 Shares redeemed ............................................... (1,220,244)  (12,888,588)     (3,016,599)  (34,661,680)
                                                                 -------------------------------------------------------
 Net increase ..................................................    250,298  $  2,659,947       3,181,435  $ 36,567,051
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................    545,300  $  5,712,481       3,580,780  $ 40,088,537
 Shares issued in reinvestment of distributions ................    218,572     2,279,436         793,219     8,848,814
 Shares redeemed ............................................... (1,269,617)  (13,233,149)     (3,568,364)  (39,676,105)
                                                                 -------------------------------------------------------
 Net increase (decrease) .......................................   (505,745) $ (5,241,232)        805,635  $  9,261,246
                                                                 =======================================================
CLASS C SHARES:
Year ended February 28, 2002
 Shares sold ...................................................    112,161  $  1,203,823         986,580  $ 11,408,657
 Shares issued in reinvestment of distributions ................     12,801       137,274          65,672       759,900
 Shares redeemed ...............................................   (125,368)   (1,347,125)       (273,035)   (3,159,685)
                                                                 -------------------------------------------------------
 Net increase (decrease) .......................................       (406) $     (6,028)        779,217  $  9,008,872
                                                                 =======================================================
Year ended February 28, 2001
 Shares sold ...................................................     95,134  $  1,013,703         590,276  $  6,639,551
 Shares issued in reinvestment of distributions ................     13,483       142,582          57,367       644,661
 Shares redeemed ...............................................   (140,416)   (1,492,899)       (475,419)   (5,324,197)
                                                                 -------------------------------------------------------
 Net increase (decrease) .......................................    (31,799) $   (336,614)        172,224  $  1,960,015
                                                                 =======================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE   MONTH-END NET ASSETS
      -----------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid (received) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ----------------------------------------------------------------------
Net commissions paid (received) ..................     $59,340    $1,141,144        $67,847       $(27,592)      $26,950
Contingent deferred sales charges ................     $ 6,171    $   67,102        $ 5,319       $     69       $ 7,680

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI    NORTH CAROLINA      TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ----------------------------------------------------------------------
Net commissions paid .............................     $73,166       $86,741       $176,161        $35,097       $71,981
Contingent deferred sales charges ................     $24,275       $ 5,332       $ 19,713        $ 3,929       $ 4,807


The Funds paid transfer agent fees of $1,844,737 of which $1,262,819 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ............................................  $       --   $        --     $       --     $  441,699    $  860,446
 2004 ............................................          --            --             --         65,389            --
 2005 ............................................          --            --             --        294,278            --
 2008 ............................................   1,941,746     5,064,848      1,458,712        305,529       545,898
 2009 ............................................     135,955     7,733,926        833,999             --       171,149
 2010 ............................................   7,179,861       245,369             --        413,791            --
                                                   ---------------------------------------------------------------------
                                                    $9,257,562   $13,044,143     $2,292,711     $1,520,686    $1,577,493
                                                   =====================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI   NORTH CAROLINA       TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Capital loss carryovers expiring in:
 2008 ............................................  $  558,734       $    --     $  397,992     $  839,227    $2,299,181
 2009 ............................................   1,288,544     1,738,727      3,608,862        753,447     1,407,973
 2010 ............................................     119,821            --             --        278,960     1,188,255
                                                   ---------------------------------------------------------------------
 .................................................  $1,967,099    $1,738,727     $4,006,854     $1,871,634    $4,895,409
                                                   =====================================================================

At February 28, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending February 28, 2003.

        FRANKLIN               FRANKLIN              FRANKLIN
         ALABAMA               LOUISIANA             MARYLAND
        TAX-FREE               TAX-FREE              TAX-FREE
       INCOME FUND            INCOME FUND           INCOME FUND
       --------------------------------------------------------
         $54,872                $2,329                $91,891

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discount and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout costs and bond discount and premiums.

At February 28, 2002, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA         FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                  -------------------------------------------------------------------------
Investments at cost ............................. $222,302,325  $1,609,324,794   $185,405,549    $92,523,807  $176,506,757
                                                  =========================================================================
Unrealized appreciation .........................  9,385,075       100,756,266      9,363,573      3,224,259     8,036,518
Unrealized depreciation .........................   (1,197,699)     (3,276,354)    (1,248,205)      (783,610)   (1,710,075)
                                                  -------------------------------------------------------------------------
Net unrealized appreciation .....................  $ 8,187,376  $   97,479,912   $  8,115,368    $ 2,440,649  $  6,326,443
                                                  =========================================================================
Distributable earnings - ordinary income ........ $   64,774    $      627,393   $     32,911    $    25,972  $     16,742
                                                  =========================================================================

                                                    FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                    MARYLAND        MISSOURI     NORTH CAROLINA    TEXAS        VIRGINIA
                                                    TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                  -------------------------------------------------------------------------
Investments at cost ............................. $296,319,450    $447,589,420   $425,778,968   $108,827,845  $412,748,935
                                                  =========================================================================
Unrealized appreciation .........................   13,006,293      20,042,203     18,311,838      4,391,617    16,178,859
Unrealized depreciation .........................     (371,074)     (3,117,179)      (852,978)    (5,388,132)   (1,815,891)
                                                  -------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...... $ 12,635,219    $ 16,925,024   $ 17,458,860   $   (996,515) $  14,362,968
                                                  =========================================================================
Distributable earnings - ordinary income ........ $    393,048    $    344,598   $    325,469   $      9,802  $    260,503
                                                  =========================================================================


For the Trust, the tax characters of distributions paid during the year ended February 28, 2002, were the same for financial statement and tax purposes.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2002 were as follows:

                                                    FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ALABAMA       FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Purchases ........................................ $27,231,877  $323,343,149    $48,917,448    $23,654,723   $30,784,723
Sales ............................................ $22,222,502  $227,079,244    $36,144,459    $ 5,088,580   $17,247,925

                                                    FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                    MARYLAND      MISSOURI    NORTH CAROLINA      TEXAS       VIRGINIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------------------
Purchases ........................................ $59,276,301  $152,358,502    $92,717,428    $37,501,432  $103,319,397
Sales ............................................ $18,260,130  $ 97,478,323    $44,391,088    $32,740,901  $ 57,023,175

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Funds") at February 28, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 4, 2002

FRANKLIN TAX-FREE TRUST
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                       NUMBER OF
                                                            PORTFOLIOS IN FUND
                                            LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED      BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)  Trustee          Since 1984             108          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)      Trustee          Since 1984             139          Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway                                                            and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)   Trustee          Since 1989             140          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)      Trustee          Since 1998              85          Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                            refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                        (chemicals, fibers and resins); Beverly Enterprises,
                                                                                Inc. (health care); H.J. Heinz Company (processed
                                                                                foods and allied products); RTI International
                                                                                Metals, Inc. (manufacture and distribution of
                                                                                titanium); Digex Incorporated (web hosting
                                                                                provider); and Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)     Trustee          Since 1984             108          Director, The California Center for Land Recycling
One Franklin Parkway                                                            (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)     Trustee          Since 1992             139          Director, Martek Biosciences Corporation; WorldCom,
One Franklin Parkway                                                            Inc. (communications services); MedImmune, Inc.
San Mateo, CA 94403-1906                                                        (biotechnology); Overstock.com (Internet services);
                                                                                and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                            NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION        TIME SERVED   BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)     Chairman         Since 1984          139          None
One Franklin Parkway          of the Board
San Mateo, CA 94403-1906      and Trustee

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61) President        Since 1984          120          None
One Franklin Parkway          and Trustee
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (42)           Vice President   Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)          Vice President   Since 1986     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (37)    Vice President   Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice President   Since 1995     Not Applicable    None
One Franklin Parkway          and Chief
San Mateo, CA 94403-1906      Financial
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)            Vice President   Since 2000     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                            LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED      BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)      Vice President   Since 2000        Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)       Vice President   Since 1985        Not Applicable    None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services,
Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)  Treasurer        Since 2000        Not Applicable    None
One Franklin Parkway       and Principal
San Mateo, CA 94403-1906   Accounting
                           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)     Vice President   Since 2000        Not Applicable    None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (40)          Vice President   Since 2000        Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers. **Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.





--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton at 1-800/DIAL BEN(REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund(1)
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II(2)
Franklin Small-Mid Cap
 Growth Fund(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Growth and Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(4)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(6)
Franklin Short-Intermediate
 U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(5)
Franklin Federal Money Fund(5)
Franklin Money Fund(5)

TAX-FREE INCOME(7)
Double Tax-Free Income Fund(8)
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Tax-Exempt Money Fund(5)

STATE-SPECIFIC
TAX-FREE INCOME(7)
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

1. On 9/1/01, the fund reopened to new investors. The fund will close again when assets reach $2 billion.

2. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

3. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

4.  Formerly Franklin Value Fund. Effective 11/1/01, the fund's name changed.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. For investors subject to federal or state alternative minimum tax, all or a portion of the dividend income may be subject to such tax, depending on the fund. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

8. Formerly Franklin Puerto Rico Tax-Free Income Fund. Effective 12/1/01, the fund's name changed. Its investment goal and strategy remained the same. The fund continues to invest in municipal bonds issued by U.S. territories, including Puerto Rico.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

10. Portfolio of insured municipal securities.

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           02/02

[GRAPHIC OMITTED]                                          PRESORTED STANDARD
FRANKLIN TEMPLETON INVESTMENTS LOGO                            US POSTAGE
One Franklin Parkway                                              PAID
San Mateo, CA  94403-1906                                       BELL CA
                                                             PERMIT NO. 75

ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(REGISTRATION MARK)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

















SHAREHOLDER LETTER

CONTENTS

Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 2002.

The U.S. economy began the six months under review growing at a healthy 5.0% annualized rate for the first quarter of 2002. However, growth slowed to a 1.3% annualized rate in the second quarter, reflecting a reduced pace of recovery. Tepid productivity, rising unemployment and a dearth of capital investment contributed to the slowdown. The Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy.

U.S. securities markets remained volatile during the period, as investors lacked conviction. As accounting scandals came to light and huge corporations declared bankruptcy, the stock markets sank. Stricter executive accountability and arrests of several executives began to restore confidence among investors, and the markets improved slightly near period-end. Overall for the six-month period, however, the major equity markets declined.

BOND MARKET OVERVIEW

For much of the six-month reporting period, fixed income markets, including municipal bonds, generally performed well, aided primarily by declining short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index (S&P 500) during the period.1 The bond market's progress was uneven, with prices rising when investors retreated from stocks and falling when they returned to equities. Bond prices and yields move in opposite directions; when prices rise, yields fall. For the six months ended August 31, 2002, the yield on the 10-year Treasury declined from 4.88% to 4.14% while the 30-year Treasury dropped from 5.42% to 4.93%.


CONTENTS

Shareholder Letter .............   1

Special Feature:
Understanding Your
Tax-Free Income Fund ...........   4

Fund Reports

Franklin Alabama
Tax-Free Income Fund ...........   8

Franklin Florida
Tax-Free Income Fund ...........  13

Franklin Georgia
Tax-Free Income Fund ...........  19

Franklin Kentucky
Tax-Free Income Fund ...........  24

Franklin Louisiana
Tax-Free Income Fund ...........  28

Franklin Maryland
Tax-Free Income Fund ...........  33

Franklin Missouri
Tax-Free Income Fund ...........  37

Franklin North Carolina
Tax-Free Income Fund ...........  41

Franklin Texas
Tax-Free Income Fund ...........  46

Franklin Virginia
Tax-Free Income Fund ...........  51

Municipal Bond Ratings .........  56

Financial Highlights &
Statements of Investments ......  58

Financial Statements ........... 106

Notes to Financial Statements .. 117



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

1. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
WHAT DOES
"TAXABLE EQUIVALENT"
MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY THAT FOLLOWS YOUR FUND'S REPORT.
--------------------------------------------------------------------------------

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be taxable. Distributions of capital gains are generally taxable.

[END SIDEBAR]


The municipal bond market ended the six-month reporting period with lower yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.25% at the beginning of the period and 5.12% on August 31, 2002.2 Municipal bonds benefited from robust retail and institutional demand, and held up well despite an increase in new-issue supply. On August 31, 2002, the Bond Buyer 40 yielded 103% of the 30-year Treasury.2 Historically, municipal bonds have been considered relatively attractive when they yielded above 80%.

Looking forward, business investment and exports remain weak, offering little protection if consumer demand slows due to continuing layoffs, slower wage growth and rising energy prices. However, benign inflation and low interest rates, which so far have bolstered housing and retail sales, may continue to support an economic recovery. We expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears. As for our outlook for municipal bonds, demand should remain strong considering the large number of bond calls, maturities and coupon payments expected to be reinvested into the municipal bond market given their attractive tax-equivalent yields.

We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate. Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.



2. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your goals with your financial advisor, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust

/S/ SIGNATURE
Sheila Amoroso

/S/ SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------
[END SIDEBAR]

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE

Q&A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q. WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.

It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


--------------------------------------------------------------------------------
                Not FDIC Insured o May Lose Value o No Bank Guarantee
--------------------------------------------------------------------------------

4                       NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

INTEREST RATES AND BOND PRICES:
AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

INTEREST RATES AND TAX-FREE DIVIDENDS


[GRAPHIC OMITTED]
SEESAW ART

When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


                       NOT PART OF THE SHAREHOLDER REPORT                      5

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.12%.1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MUNICIPAL BOND PRICES VS. INTEREST RATES*
SEPTEMBER 1982-AUGUST 2002

   Date       Interest Rates        Municipal Bond Prices
 Oct 1982         10.91%                    $ 86.14
 Nov 1982         10.55%                    $ 88.55
 Dec 1982         10.54%                    $ 92.05
 Jan 1983         10.46%                    $ 90.42
 Feb 1983         10.72%                    $ 93.23
 Mar 1983         10.51%                    $ 91.15
 Apr 1983         10.40%                    $ 93.42
 May 1983         10.38%                    $ 89.02
 Jun 1983         10.85%                    $ 90.56
 Jul 1983         11.38%                    $ 90.25
 Aug 1983         11.85%                    $ 90.73
 Sep 1983         11.65%                    $ 91.47
 Oct 1983         11.54%                    $ 88.97
 Nov 1983         11.69%                    $ 88.86
 Dec 1983         11.83%                    $ 90.31
 Jan 1984         11.67%                    $ 91.80
 Feb 1984         11.84%                    $ 90.71
 Mar 1984         12.32%                    $ 92.76
 Apr 1984         12.63%                    $ 92.19
 May 1984         13.41%                    $ 88.68
 Jun 1984         13.56%                    $ 87.14
 Jul 1984         13.36%                    $ 89.90
 Aug 1984         12.72%                    $ 86.53
 Sep 1984         12.52%                    $ 91.62
 Oct 1984         12.16%                    $ 93.61
 Nov 1984         11.57%                    $ 92.98
 Dec 1984         11.50%                    $ 93.48
 Jan 1985         11.38%                    $ 96.60
 Feb 1985         11.51%                    $ 92.70
 Mar 1985         11.86%                    $ 94.04
 Apr 1985         11.43%                    $ 95.93
 May 1985         10.85%                    $ 96.82
 Jun 1985         10.16%                    $ 96.21
 Jul 1985         10.31%                    $ 95.75
 Aug 1985         10.33%                    $ 95.42
 Sep 1985         10.37%                    $ 94.26
 Oct 1985         10.24%                    $ 96.13
 Nov 1985          9.78%                    $ 99.29
 Dec 1985          9.26%                    $ 98.66
 Jan 1986          9.19%                    $102.32
 Feb 1986          8.70%                    $103.28
 Mar 1986          7.78%                    $101.67
 Apr 1986          7.30%                    $101.91
 May 1986          7.71%                    $ 99.80
 Jun 1986          7.80%                    $101.71
 Jul 1986          7.30%                    $100.24
 Aug 1986          7.17%                    $103.37
 Sep 1986          7.45%                    $102.20
 Oct 1986          7.43%                    $102.97
 Nov 1986          7.25%                    $103.63
 Dec 1986          7.11%                    $103.02
 Jan 1987          7.08%                    $105.34
 Feb 1987          7.25%                    $104.87
 Mar 1987          7.25%                    $102.99
 Apr 1987          8.02%                    $100.49
 May 1987          8.61%                    $ 99.66
 Jun 1987          8.40%                    $101.15
 Jul 1987          8.45%                    $101.08
 Aug 1987          8.76%                    $100.65
 Sep 1987          9.42%                    $ 97.95
 Oct 1987          9.52%                    $ 99.99
 Nov 1987          8.86%                    $ 99.38
 Dec 1987          8.99%                    $ 99.62
 Jan 1988          8.67%                    $104.13
 Feb 1988          8.21%                    $104.48
 Mar 1988          8.37%                    $102.56
 Apr 1988          8.72%                    $102.17
 May 1988          9.09%                    $101.25
 Jun 1988          8.92%                    $102.00
 Jul 1988          9.06%                    $101.79
 Aug 1988          9.26%                    $101.04
 Sep 1988          8.98%                    $102.18
 Oct 1988          8.80%                    $103.16
 Nov 1988          8.96%                    $101.53
 Dec 1988          9.11%                    $101.88
 Jan 1989          9.09%                    $102.78
 Feb 1989          9.17%                    $100.95
 Mar 1989          9.36%                    $ 99.96
 Apr 1989          9.18%                    $101.72
 May 1989          8.86%                    $103.09
 Jun 1989          8.28%                    $103.97
 Jul 1989          8.02%                    $104.40
 Aug 1989          8.11%                    $102.64
 Sep 1989          8.19%                    $101.82
 Oct 1989          8.01%                    $102.08
 Nov 1989          7.87%                    $103.12
 Dec 1989          7.84%                    $103.29
 Jan 1990          8.21%                    $103.06
 Feb 1990          8.47%                    $103.39
 Mar 1990          8.59%                    $102.95
 Apr 1990          8.79%                    $102.02
 May 1990          8.76%                    $103.34
 Jun 1990          8.48%                    $103.61
 Jul 1990          8.47%                    $103.28
 Aug 1990          8.75%                    $101.26
 Sep 1990          8.89%                    $100.79
 Oct 1990          8.72%                    $101.85
 Nov 1990          8.39%                    $103.26
 Dec 1990          8.08%                    $103.19
 Jan 1991          8.09%                    $103.89
 Feb 1991          7.85%                    $104.02
 Mar 1991          8.11%                    $103.37
 Apr 1991          8.04%                    $103.75
 May 1991          8.07%                    $103.88
 Jun 1991          8.28%                    $103.16
 Jul 1991          8.27%                    $103.66
 Aug 1991          7.90%                    $103.51
 Sep 1991          7.65%                    $104.29
 Oct 1991          7.53%                    $104.61
 Nov 1991          7.42%                    $104.31
 Dec 1991          7.09%                    $105.89
 Jan 1992          7.03%                    $105.46
 Feb 1992          7.34%                    $104.84
 Mar 1992          7.54%                    $104.15
 Apr 1992          7.48%                    $104.49
 May 1992          7.39%                    $105.05
 Jun 1992          7.26%                    $106.32
 Jul 1992          6.84%                    $109.47
 Aug 1992          6.59%                    $107.80
 Sep 1992          6.42%                    $107.82
 Oct 1992          6.59%                    $105.94
 Nov 1992          6.87%                    $107.20
 Dec 1992          6.77%                    $107.69
 Jan 1993          6.39%                    $106.54
 Feb 1993          6.03%                    $109.63
 Mar 1993          6.03%                    $107.91
 Apr 1993          6.05%                    $108.38
 May 1993          6.16%                    $108.15
 Jun 1993          5.80%                    $109.07
 Jul 1993          5.83%                    $105.93
 Aug 1993          5.45%                    $107.34
 Sep 1993          5.40%                    $107.70
 Oct 1993          5.43%                    $107.18
 Nov 1993          5.83%                    $105.41
 Dec 1993          5.83%                    $106.86
 Jan 1994          5.70%                    $107.37
 Feb 1994          6.15%                    $103.87
 Mar 1994          6.78%                    $ 98.94
 Apr 1994          6.95%                    $ 99.25
 May 1994          7.12%                    $ 99.59
 Jun 1994          7.34%                    $ 98.41
 Jul 1994          7.12%                    $ 99.69
 Aug 1994          7.19%                    $ 99.52
 Sep 1994          7.62%                    $ 97.55
 Oct 1994          7.81%                    $ 95.24
 Nov 1994          7.91%                    $ 92.97
 Dec 1994          7.84%                    $ 94.53
 Jan 1995          7.60%                    $ 96.71
 Feb 1995          7.22%                    $ 99.07
 Mar 1995          7.20%                    $ 99.68
 Apr 1995          7.07%                    $ 99.24
 May 1995          6.30%                    $101.87
 Jun 1995          6.21%                    $100.34
 Jul 1995          6.45%                    $100.74
 Aug 1995          6.28%                    $101.47
 Sep 1995          6.17%                    $101.55
 Oct 1995          6.03%                    $102.48
 Nov 1995          5.76%                    $103.63
 Dec 1995          5.58%                    $103.43
 Jan 1996          5.60%                    $103.70
 Feb 1996          6.13%                    $102.47
 Mar 1996          6.34%                    $100.60
 Apr 1996          6.66%                    $ 99.82
 May 1996          6.85%                    $ 99.32
 Jun 1996          6.73%                    $ 99.93
 Jul 1996          6.80%                    $100.37
 Aug 1996          6.96%                    $ 99.85
 Sep 1996          6.72%                    $100.75
 Oct 1996          6.37%                    $100.03
 Nov 1996          6.06%                    $101.35
 Dec 1996          6.43%                    $100.45
 Jan 1997          6.53%                    $100.15
 Feb 1997          6.58%                    $100.50
 Mar 1997          6.92%                    $ 98.61
 Apr 1997          6.72%                    $ 99.01
 May 1997          6.67%                    $100.06
 Jun 1997          6.51%                    $100.65
 Jul 1997          6.02%                    $102.98
 Aug 1997          6.34%                    $101.40
 Sep 1997          6.12%                    $101.60
 Oct 1997          5.84%                    $101.75
 Nov 1997          5.86%                    $101.84
 Dec 1997          5.75%                    $102.73
 Jan 1998          5.53%                    $103.22
 Feb 1998          5.62%                    $102.73
 Mar 1998          5.67%                    $102.30
 Apr 1998          5.68%                    $101.38
 May 1998          5.56%                    $102.40
 Jun 1998          5.44%                    $102.17
 Jul 1998          5.50%                    $101.95
 Aug 1998          5.05%                    $103.09
 Sep 1998          4.44%                    $103.93
 Oct 1998          4.64%                    $103.30
 Nov 1998          4.74%                    $103.20
 Dec 1998          4.65%                    $102.97
 Jan 1999          4.66%                    $103.74
 Feb 1999          5.29%                    $102.67
 Mar 1999          5.25%                    $102.32
 Apr 1999          5.36%                    $102.12
 May 1999          5.64%                    $101.03
 Jun 1999          5.81%                    $ 99.09
 Jul 1999          5.92%                    $ 98.71
 Aug 1999          5.98%                    $ 97.47
 Sep 1999          5.90%                    $ 97.08
 Oct 1999          6.06%                    $ 95.62
 Nov 1999          6.18%                    $ 96.09
 Dec 1999          6.28%                    $ 94.56
 Jan 2000          6.68%                    $ 93.74
 Feb 2000          6.42%                    $ 94.43
 Mar 2000          6.03%                    $ 96.08
 Apr 2000          6.23%                    $ 94.88
 May 2000          6.29%                    $ 93.87
 Jun 2000          6.03%                    $ 95.93
 Jul 2000          6.04%                    $ 96.82
 Aug 2000          5.73%                    $ 97.89
 Sep 2000          5.80%                    $ 96.91
 Oct 2000          5.77%                    $ 97.55
 Nov 2000          5.48%                    $ 97.81
 Dec 2000          5.12%                    $ 99.82
 Jan 2001          5.19%                    $100.36
 Feb 2001          4.92%                    $100.26
 Mar 2001          4.95%                    $100.75
 Apr 2001          5.35%                    $ 99.18
 May 2001          5.43%                    $ 99.79
 Jun 2001          5.42%                    $ 99.82
 Jul 2001          5.07%                    $100.90
 Aug 2001          4.79%                    $102.15
 Sep 2001          4.60%                    $101.40
 Oct 2001          4.30%                    $102.17
 Nov 2001          4.78%                    $100.85
 Dec 2001          5.07%                    $ 99.44
 Jan 2002          5.07%                    $100.70
 Feb 2002          4.88%                    $101.55
 Mar 2002          5.42%                    $ 99.08
 Apr 2002          5.11%                    $100.59
 May 2002          5.08%                    $100.78
 Jun 2002          4.86%                    $100.99
 Jul 2002          4.51%                    $101.93
 Aug 2002          4.14%                    $102.85
 Sep 2002          3.63%                    $104.74

*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.



1. Based on the yield of the Bond Buyer 40 Index as of August 31, 2002.



6                       NOT PART OF THE SHAREHOLDER REPORT

We generally invest in current coupon securities to maximize tax-free income for our shareholders.2 Over time, as we invest in different inter est rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                                               [GRAPHIC OMITTED]
                                         FRANKLIN TEMPELTON INVESTMENTS LOGO ART

                                                               SR TFINS 10/02

                       NOT PART OF THE SHAREHOLDER REPORT                      7

FRANKLIN ALABAMA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ALABAMA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ALABAMA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ALABAMA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund Based on total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 79.0%
A - 4.3%
BBB - 16.4%
BELOW INVESTMENT GRADE - 0.3%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



STATE UPDATE
[GRAPHIC OMITTED]
ALABAMA ART

Alabama maintained a stable economic base and showed evidence of increasing diversification. Conservative financial management, in particular constitutional provisions that mandate expenditure reductions in the event of revenue shortfalls, enabled the state to avoid negative fund balances. Recently formed rainy day accounts in the general and education trust funds were an added buffer to economic downturns.

Although traditionally considered manufacturing-oriented, Alabama's economy diversified with noticeable gains in the technology, health care and business services sectors. Tax incentives prompted increased corporate investment, which in turn boosted employment. As a result, per-capita income growth rose faster than the national average, but remained well below the mean. The auto industry's successful and growing presence as an economic force, from famous makers such as Mercedes-Benz, Honda Motor and Hyundai Corporation, may help bridge the gap between Alabama and the rest of the nation. Further growth in the state's services, insurance, finance and real estate sectors is also expected to contribute.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

The state's debt ratios remained low, with net tax-supported debt as a percentage of personal income holding steady at 2.2%, and the general obligation
(GO) debt ratio continuing low at $500 per capita.2, 3

Looking ahead, Alabama's growth prospects remain relatively positive. Ongoing diversification and moderate debt levels should enable the state to emerge from the national recession. Standard & Poor's, an independent credit rating agency, gave the state's GO bonds a solid AA rating.4 Reflecting the strength of its fiscal conservatism, Alabama's credit outlook is stable.

PORTFOLIO NOTES

Overall, municipal bonds performed well during the six months ended August 31, 2002, despite high national issuance, as interest rates generally continued to decline. The Bond Buyer Municipal Bond Index (Bond Buyer 40) yield, an indicator of municipal bond performance, fell from 5.25% at the beginning of the period to 5.12% on August 31, 2002, as retail and institutional investors continued exhibiting robust demand.5 We attribute the demand strength to renewed indications of economic weakness as well as continued equity market volatility.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.22 on February 28, 2002, to $11.33 on August 31, 2002.



2. Source: Moody's Investors Service, NEW ISSUE: ALABAMA PUBLIC SCHOOL & COLLEGE Authority, 8/12/02.

3. Source: Standard & Poor's, RATINGSDIRECT, 7/23/02.

4. This does not indicate Standard & Poor's rating of the Fund.

5. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
-------------------------------

General Obligation     28.4%

Hospital & Health Care 21.4%

Utilities              19.9%

Corporate-Backed       11.1%

Prerefunded             6.3%

Higher Education        4.1%

Transportation          2.9%

Housing                 2.9%

Tax-Supported           1.7%

Subject to Government
Appropriations          1.3%

[END SIDEBAR]





We focused primarily on remaining fully invested throughout the year under review, seeking to capture long-term bonds' yields to enhance the Fund's income-producing potential. At times when yields increased and the market declined, we made several purchases for the Fund at levels we found attractive. Notable purchases during the six-month period included Alabaster GO warrants and Huntsville Health Care Authority Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 12 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.61%, based on an annualization of the current 4.54 cent ($0.0454) per share dividend and the maximum offering price of $11.83 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 41.67% would need to earn 7.90% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Alabama Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/02-8/31/02

                                                     DIVIDEND PER SHARE
-------------------------------------------------------------------------------
MONTH                                               CLASS A      CLASS C
-------------------------------------------------------------------------------
March                                             4.58 cents   4.06 cents
April                                             4.58 cents   4.06 cents
May                                               4.58 cents   4.06 cents
June                                              4.58 cents   4.07 cents
July                                              4.58 cents   4.07 cents
August                                            4.58 cents   4.07 cents
-------------------------------------------------------------------------------
TOTAL                                             27.48 CENTS  24.39 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.11        $11.33     $11.22
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                             $0.2748

CLASS C                                     CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.11        $11.40     $11.29
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                             $0.2439


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                      +3.51% +5.02%   +26.14%  +75.71%
Average Annual Total Return2                  -0.91% +0.59%    +3.85%   +6.62%
Avg. Ann. Total Return (9/30/02)3                    +3.24%    +4.05%   +5.55%

Distribution Rate4                     4.61%
Taxable Equivalent Distribution Rate5  7.90%
30-Day Standardized Yield6             3.76%
Taxable Equivalent Yield5              6.45%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.20%  +4.42%   +22.73%  +44.42%
Average Annual Total Return2                 +1.21%  +2.34%    +3.97%   +5.00%
Avg. Ann. Total Return (9/30/02)3                    +5.26%    +4.20%   +5.26%

Distribution Rate4                     4.20%
Taxable Equivalent Distribution Rate5  7.20%
30-Day Standardized Yield6             3.35%
Taxable Equivalent Yield5              5.74%







[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Alabama state personal income tax bracket of 41.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
[END SIDEBAR]

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


12             Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLORIDA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF FLORIDA MUNICIPAL BONDS.1 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------


[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund Based on total Long-Term Investments
8/31/02


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 68.1%
AA- 7.1%
A- 16.8%
BBB - 8.0%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency
[END SIDEBAR]




STATE UPDATE
[GRAPHIC OMITTED]
FLORIDA ART

Contrary to those of most other states, Florida's service-based and tourism-dependent economy began showing signs of a steady recovery during the six months under review. Labor force growth continued and the state's 5.3% unemployment rate at period-end remained in line with national levels.2

Florida's improving economy contributed to strong revenue performance, particularly with sales tax collections. Above-estimate general fund revenues led to a fiscal year 2002 budget surplus of $765 million and a fully-funded budget stabilization reserve of $940 million.3 The state's swift implementation of spending reductions following a forecasted revenue shortfall in October 2001 also benefited Florida's financial condition.

Although the state's growing debt level stayed within its 6.0% target ratio, tax-supported debt remained above average at $960 per capita and 3.4% of personal income.3 To counter such accelerated debt issuance, Florida introduced a debt affordability model in 1999. The state established a framework for evaluating and limiting future bond programs to an acceptable debt-to-revenue ratio.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 8/5/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 64.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
----------------------------

Hospital & Health Care 21.0%

Utilities              16.1%

Transportation         13.0%

Prerefunded            11.2%

Tax-Supported          10.9%

Other Revenue           6.9%

Subject to Government
Appropriations          6.8%

Housing                 6.6%

General Obligation      5.5%

Higher Education        2.0%
[END SIDEBAR]

Looking forward, Florida's strong economic growth prospects, solid budgetary reserves and active fiscal management should help provide financial flexibility in the future. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation (GO) rating.4

PORTFOLIO NOTES

During first quarter 2002, news of improving economic conditions supported hopes for a speedy recovery. By the second quarter, however, this optimistic sentiment began to falter as equity markets struggled to live up to expectations, and yield spreads for unsecured corporate credits remained wide relative to Treasuries. Concerns of terrorism as well as reports of dishonest accounting practices by many high-profile firms added even more pressure. On a positive note, municipal bond market performance continued to be strong. The current, low interest rate environment offered an inexpensive venue to finance essential projects, and the need for capital projects persisted. Issuers were motivated to borrow as tax receipts declined in the softened economy. Retail and institutional investors sustained high demand for municipal bonds, despite the significant increase in issuance nationally.

Municipal bond yields generally decreased during the six-month reporting period. Because bond prices rise when yields fall, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.71 on February 28, 2002, to $11.86 on August 31, 2002.

Year-to-date through August 31, Florida's new-issue supply increased 29.5% compared with the same period in 2001, giving us many opportunities for purchases.5 During the six months under review, we focused primarily on buying bonds used for essential purpose municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to improve the portfolio structure by selling holdings with lower original issue discounts and shorter call structures. As the opportunity was available, we sought to maximize income potential by purchasing higher yielding


4. This does not indicate Standard & Poor's rating of the Fund.

5. Source: THE BOND BUYER, 9/3/02.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/02-8/31/02

                                                  DIVIDEND PER SHARE
                                        -------------------------------------

MONTH                                     CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------

March                                   4.83 cents   4.26 cents   4.29 cents

April                                   4.83 cents   4.26 cents   4.29 cents

May                                     4.83 cents   4.26 cents   4.29 cents

June                                    4.83 cents   4.32 cents   4.29 cents

July                                    4.83 cents   4.32 cents   4.29 cents

August                                  4.83 cents   4.32 cents   4.29 cents
------------------------------------------------------------------------------
TOTAL                                   28.98 CENTS  25.74 CENTS  25.74 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

bonds. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Lastly, we sold bonds subject to the alternative minimum tax and reinvested the proceeds in fully tax-exempt bonds. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the reporting period included Florida State Board of Education GO, Brevard County School Board COP, and Leesburg Hospital Revenue for Leesburg Regional Medical Center Project. During the six-month period sales included Tampa Bay Water Utility System Revenue; St. John's County IDA, IDR for Professional Golf Hall of Fame Project; Florida State Board of Education Capital Outlay GO for Public Education; and Orlando and Orange County Expressway Authority Expressway Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.65%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $12.39 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.57% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Our long-term outlook for municipal bonds and Franklin Florida Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FRANKLIN FLORIDA
TAX-FREE INCOME FUND




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.15        $11.86     $11.71
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2898

CLASS B                                      CHANGE        8/31/02    2/28/02
 ------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.15        $11.92     $11.77
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2574

CLASS C                                      CHANGE        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.15        $11.98     $11.83
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2574



[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------
[END SIDEBAR]


             Past performance does not guarantee future results.              17

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

PERFORMANCE

CLASS A                                       6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                      +3.84%  +5.66%   +32.31%  +82.85%
Average Annual Total Return2                  -0.57%  +1.20%    +4.84%   +5.76%
Avg. Ann. Total Return (9/30/02)3                     +3.93%    +5.20%   +6.01%

Distribution Rate4                     4.65%
Taxable Equivalent Distribution Rate5  7.57%
30-Day Standardized Yield6             3.94%
Taxable Equivalent Yield5              6.42%


                                                                      INCEPTION
CLASS B                                               6-MONTH  1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return1                              +3.54%   +5.13%   +24.04%
Average Annual Total Return2                           -0.46%  +1.13%    +7.67%
Avg. Ann. Total Return (9/30/02)3                              +4.07%    +8.43%

Distribution Rate4                     4.28%
Taxable Equivalent Distribution Rate5  6.97%
30-Day Standardized Yield6             3.59%
Taxable Equivalent Yield5              5.85%


                                                                      INCEPTION
CLASS C                                       6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                      +3.52%  +5.11%   +28.84%  +50.48%
Average Annual Total Return2                  +1.49%  +3.08%    +4.98%   +5.59%
Avg. Ann. Total Return (9/30/02)3                     +5.96%    +5.33%   +5.87%

Distribution Rate4                     4.22%
Taxable Equivalent Distribution Rate5  6.88%
30-Day Standardized Yield6             3.56%
Taxable Equivalent Yield5              5.80%


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


18           Past performance does not guarantee future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GEORGIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND GEORGIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF GEORGIA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



State Update
[GRAPHIC OMITTED]
GEORGIA ART

Georgia felt the effects of the national economic recession, but it was prepared. Similar to many states, Georgia experienced significant revenue underperformance and reported an operating deficit. As the nation's employment figures sagged, Georgia's job growth was projected negative for the first time in over decade. However, well-funded reserves and midyear budget adjustments enabled the state to endure the recent slowdown with substantial financial flexibility.

Home to a wide range and number of major corporate headquarters, Georgia's economy continued to benefit from its low average cost of living as well as its extensive transportation and infrastructure. Although revenue collections fell in fiscal year 2002 as anticipated, revenue sources remain diverse for fiscal year 2003, and projections for personal income tax and sales tax collections show steady growth. Additionally, the state's fiscal year 2003 budget was approved with no plan to draw from reserves. Projections for employment growth showed a positive 1.4% average for the 2003-2006 period, driven by the services, trade and construction sectors.2

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin GEORGIA Tax-Free Income Fund Based on total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 61.5%
AA- 20.7%
A- 9.3%
BBB - 6.4%
Below Investment Grade - 2.1%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 7/16/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 72.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
-----------------------------

Hospital & Health Care 16.8%

Housing                16.2%

Higher Education       16.1%

Utilities              15.3%

Prerefunded             9.7%

General Obligation      6.3%

Transportation          6.1%

Corporate-Backed        4.9%

Other Revenue           3.9%

Tax-Supported           2.7%

Subject to Government
Appropriations          2.0%

[END SIDEBAR]

Georgia's overall debt burden remained low at $816 per capita and 2.8% of personal income.2 Although debt to personal income ratios were higher than the state's Debt Management Advisory Committee recommends, Georgia remained well under the cap required by its constitution, which limits general obligation (GO) debt levels from exceeding 10% of treasury receipts.

Despite recent weakness, Georgia seems well-positioned for future growth beyond the current business cycle. Low business costs and strong in-migration should continue to benefit this centrally located state. Reflecting Georgia's sizable reserve balance and history of conservative fiscal management, Standard & Poor's and Moody's, two independent credit rating agencies, gave Georgia their highest ratings, AAA and Aaa.3

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Georgia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.86 on February 28, 2002, to $11.92 on August 31, 2002.

Year-to-date through August 31, Georgia's municipal bond issuance increased 103.8%, to $4.1 billion, from $2.0 billion during the same period in 2001.4 We found value in many high-quality bonds and made several purchases during the reporting period. These included Suwanee GO, Augusta Water and Sewer Revenue, Gwinnett County Water and Sewer Authority Revenue, and Fulton County Development Authority Revenue for Georgia Tech Foundation Funding bonds. In light of continued robust

3. These do not indicate ratings of the Fund.

4. Source: THE BOND BUYER, 9/3/02.

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/02-8/31/02

                                                           DIVIDEND PER SHARE
                                                      -------------------------
MONTH                                                    CLASS A      CLASS C
-------------------------------------------------------------------------------

March                                                  4.70 cents   4.15 cents

April                                                  4.70 cents   4.15 cents

May                                                    4.70 cents   4.15 cents

June                                                   4.70 cents   4.19 cents

July                                                   4.70 cents   4.19 cents

August                                                 4.70 cents   4.19 cents

-------------------------------------------------------------------------------
TOTAL                                                  28.20 CENTS  25.02 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then reinvested the proceeds at institutional, or wholesale, prices. Such sales included Albany Sewer System Revenue, Medical Center Hospital Authority Revenue Anticipation Certificates for Columbus Regional Healthcare System, Fayette County PFAR for Criminal Justice Center Project Refunding, and Carroll City County Hospital Authority Revenue Anticipation Certificate for Tanner Medical Center Inc. Project bonds.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds. As a result, the Fund's overall credit quality improved, with AAA- and AA-rated securities representing 82.2% of total long-term investments at period-end. We also sought to maintain the Fund's broad diversification, and on August 31, 2002, hospital and health care represented the Fund's largest weighting at 16.8% of total long-term investments, followed by housing at 16.2%.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.1 The Performance Summary on page 23 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.53%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $12.45 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 42.28% would need to earn 7.85% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, our outlook for Franklin Georgia Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.06        $11.92     $11.86
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2820

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.07        $12.01     $11.94
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2502


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +2.95%  +4.36%   +29.29%  +77.20%
Average Annual Total Return2                 -1.45%  -0.07%    +4.36%   +5.43%
Avg. Ann. Total Return (9/30/02)3                    +2.80%    +4.60%   +5.62%

Distribution Rate4                     4.53%
Taxable Equivalent Distribution Rate5  7.85%
30-Day Standardized Yield6             3.86%
Taxable Equivalent Yield5              6.69%



                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +2.74%  +3.85%   +25.88%  +46.15%
Average Annual Total Return2                 +0.73%  +1.84%    +4.50%   +5.16%
Avg. Ann. Total Return (9/30/02)3                    +4.88%    +4.75%   +5.41%

Distribution Rate4                     4.12%
Taxable Equivalent Distribution Rate5  7.13%
30-Day Standardized Yield6             3.52%
Taxable Equivalent Yield5              6.10%



FRANKLIN GEORGIA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Georgia state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.




--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

          Past performance does not guarantee future results.                 23

FRANKLIN KENTUCKY TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN KENTUCKY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND KENTUCKY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF KENTUCKY MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 54.5%
AA- 27.1%
A- 9.3%
BBB - 5.2%
Below Investment Grade - 3.9%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]


COMMONWEALTH UPDATE2
[GRAPHIC OMITTED]
KENTUCKY ART

During the six months under review, Kentucky responded to tighter economic conditions and reduced revenue collections by drawing from reserves and other one-time funds. When its legislature could not agree about campaign financing provisions, they did not adopt a budget for the 2003-2004 biennium, marking the first time in the commonwealth's history that a budget was not enacted before the start of a fiscal year. As a result of the reduced liquidity and structural imbalance, independent credit rating agency Moody's placed Kentucky on its Watchlist for possible downgrade on June 10.

In an effort to combat the budgetary stress, Governor Paul Patton enacted an emergency spending plan, which provided for the payment of general administration costs, including payment of all debt service due in the current fiscal year. As of August 31, 2002, the commonwealth's day-to-day operations continued without interruption. However, Kentucky's ability to address future financial challenges remains uncertain.

By early August, Moody's removed Kentucky from its Watchlist, although the legislature had not reached a final resolution. To return to a stable outlook, the commonwealth needs to address its fiscal imbalance, diminished reserves and weak revenue collections.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, KENTUCKY (COMMONWEALTH OF), 8/6/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 76.

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.13 on February 28, 2002, to $11.28 on August 31, 2002.

We found value in many high-quality bonds and made several purchases during the reporting period. These included Boone County GO for Public Project, Florence GO for Public Project, University of Kentucky University Revenue for Construction of Educational Buildings, and Harlan County Justice Center GO for First Judicial Center Project bonds. In light of continued robust retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then reinvested the proceeds at institutional, or wholesale, prices. Such sales included Jefferson County MFHR for Watterson Park Apartments Project and Puerto Rico Commonwealth GO for Public Improvement bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds. We also sought to maintain the Fund's broad diversification, and on August 31, 2002, utilities bonds represented the Fund's largest weighting at 22.7% of total long-term investments, followed by bonds subject to government appropriations at 22.2%.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
------------------------------

Utilities              22.7%

Subject to Government
Appropriations         22.2%

Other Revenue          13.1%

General Obligation     11.2%

Hospital & Health Care  8.9%

Prerefunded             6.6%

Housing                 4.2%

Transportation          3.9%

Corporate-Backed        3.3%

Tax-Supported           2.0%

Higher Education        1.9%
[END SIDEBAR]

[BEGIN SIDEBAR]
DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund - Class A
3/1/02-8/31/02

                   DIVIDEND
MONTH              PER SHARE
------------------------------

March              4.4 cents

April              4.4 cents

May                4.4 cents

June               4.4 cents

July               4.4 cents

August             4.4 cents
------------------------------
TOTAL             26.4 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

[END SIDEBAR]

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 27 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.48%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 42.28% would need to earn 7.77% from a taxable investment to match the Fund's tax-free distribution rate.

Our outlook for Franklin Kentucky Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $11.28     $11.13
DISTRIBUTIONS (3/1/02-8/31/02)
aDividend Income                                $0.264





PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.80%  +5.00%   +30.70%  +83.95%
Average Annual Total Return2                 -0.58%  +0.54%    +4.58%   +5.83%
Avg. Ann. Total Return (9/30/02)3                    +3.54%    +4.72%   +5.99%

Distribution Rate4                     4.48%
Taxable Equivalent Distribution Rate5  7.77%
30-Day Standardized Yield6             3.95%
Taxable Equivalent Yield5              6.84%


FRANKLIN KENTUCKY
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.78%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.78 on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Kentucky state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

           Past performance does not guarantee future results.                27

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 71.0%
AA-0.4%
A- 7.0%
BBB -17.1%
Below Investment Grade -4.5%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LOUISIANA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND LOUISIANA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF LOUISIANA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
LOUISIANA ART

In recent years, Louisiana's administration has worked to stabilize the state's credit outlook. To combat a moderate debt burden, the state earmarked annual surpluses for debt prepayment. Additionally, a reevaluation of the budgetary process concentrated efforts to match recurring expenditures only with recurring revenues as a way to limit future imbalances.

Although Louisiana's lower debt levels continued to act as a stabilizing force, the national slowdown and local industrial weakness hit the state's cyclical, but slowly diversifying, economy. In particular, oil production and chemical manufacturing contracted. On the strength of individual and corporate income tax collections in fiscal year 2001, Louisiana reported a slight surplus with an ending balance of $339 million.2 For the 2002 budget, financial managers suspended tax exemptions for certain sales and income taxes to reach near balance. Similar measures are expected in an effort to balance the 2003 budget.

Projected revenue shortfalls will challenge Louisiana's commitment to improve its underlying financial structure. Fortunately, the administration has demonstrated its willingness and ability to respond to fiscal deficits through a variety of strategies.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 8/2/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 80.

Matching expenditures to revenues, building a rainy day fund and reducing debt levels have contributed to the state's strengthened economic base. Reflecting expectations for continued adherence to this newly adopted budget discipline, the credit outlook for Louisiana is stable.

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Louisiana Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.38 on February 28, 2002, to $11.49 on August 31, 2002.

Year-to-date through August 31, Louisiana's municipal bond supply increased 129.8%, to $2.5 billion, from $1.1 billion during the same period in 2001.3 We found value in many high-quality bonds and made several purchases during the reporting period. These included New Orleans GO for Public Improvement, Louisiana State Gas and Fuels Tax Revenue, Monroe Sales and Use Tax Revenue, and Bossier Parish Sales and Use Tax Revenue bonds. In light of continued robust retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then reinvested the proceeds at institutional, or wholesale, prices. Such sales included Puerto Rico Commonwealth GO for Public Improvement, Jefferson Sales Tax District Special Sales Tax Revenue, St. Charles Parish PCR for Union Carbide Corp. Project, and Puerto Rico Electric Power Authority Power Revenue bonds. Puerto Rico securities are highly


[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
------------------------------
Higher Education       17.7%

Utilities              15.7%

Tax-Supported          14.0%

Hospital & Health Care 13.1%

Corporate-Backed        8.3%

Housing                 7.9%

Subject to Government
Appropriations          5.9%

Other Revenue           5.9%

Prerefunded             5.5%

General Obligation      5.4%

Transportation          0.6%

[END SIDEBAR]


3. Source: THE BOND BUYER, 9/3/02.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/02-8/31/02

                                                         DIVIDEND PER SHARE
------------------------------------------------------------------------------
MONTH                                                   CLASS A      CLASS C
------------------------------------------------------------------------------

March                                                  4.6 cents   4.07 cents

April                                                  4.6 cents   4.07 cents

May                                                    4.6 cents   4.07 cents

June                                                   4.6 cents   4.07 cents

July                                                   4.6 cents   4.07 cents

August                                                 4.6 cents   4.07 cents

------------------------------------------------------------------------------
TOTAL                                                 27.6 CENTS   24.42 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

liquid and trade well in the secondary market, and their distributions are tax-free in many states.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds. As a result, the Fund's overall credit quality improved, with AAA- and AA-rated securities representing 71.4% of total long-term investments at period-end. We also sought to maintain the Fund's broad diversification, and on August 31, 2002, higher education represented the Fund's largest weighting at 17.7% of total long-term investments, followed by utilities at 15.7%.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 32 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.60%, based on an annualization of the current 4.6 cent ($0.046) per share dividend and the maximum offering price of $12.00 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 42.28% would need to earn 7.97% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our outlook for Franklin Louisiana Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Louisiana state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.11        $11.49     $11.38
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2760

CLASS C                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.11        $11.58     $11.47
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2442



PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.47%  +5.46%   +30.83%  +78.09%
Average Annual Total Return2                 -0.97%  +0.96%    +4.60%   +5.48%
Avg. Ann. Total Return (9/30/02)3                    +3.51%    +4.79%   +5.68%

Distribution Rate4                     4.60%
Taxable Equivalent Distribution Rate5  7.97%
30-Day Standardized Yield6             4.03%
Taxable Equivalent Yield5              6.98%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.15%  +4.84%   +27.25%  +49.52%
Average Annual Total Return2                 +1.09%  +2.77%    +4.72%   +5.49%
Avg. Ann. Total Return (9/30/02)3                    +5.40%    +4.92%   +5.71%

Distribution Rate4                     4.18%
Taxable Equivalent Distribution Rate5  7.25%
30-Day Standardized Yield6             3.66%
Taxable Equivalent Yield5              6.34%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



32                Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MARYLAND TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MARYLAND STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MARYLAND MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
MARYLAND ART

During the national recession, Maryland's economy continued to outperform those of most of its peers. Although Maryland has not avoided the slowing trend altogether, its substantial and diverse economic base helped lessen the impact. Maintenance of sound reserve levels provided additional financial flexibility through this difficult period.

Government sector job growth and stability in the services sector helped offset job losses in utilities, construction, manufacturing and transportation. Increased spending by the federal government for defense and homeland security provided a stabilizing force for Maryland, which continues to be proportionally more affected by federal government expenditures than any other state. Not surprisingly, Maryland's 4.3% August unemployment rate remained well below the 5.7% U.S. average.2

Maryland's adopted budget for fiscal year 2003 estimates a conservative 1.8% growth of general fund revenues.3 Although projected deficits are relatively high, the state has a successful track record for narrowing such gaps, and unlike many other states, has kept its budget stabilization fund intact. With a moderate debt burden of $879 per capita and 2.6% of personal income, the state's debt service is manageable and debt amortization remains rapid.4

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 52.7%
AA-20.3%
A- 16.3%
BBB -10.7%


*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

A non-diversifed fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 7/29/02.

4. Source: Moody's Investors Service, NEW ISSUE: MARYLAND (STATE OF), 7/24/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 84.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
8/31/02

                     % OF TOTAL
                      LONG-TERM
                     INVESTMENTS
---------------------------------

Hospital & Health Care   24.3%

Prerefunded              15.7%

Utilities                13.0%

Housing                  12.7%

General Obligation       12.4%

Higher Education          7.0%

Subject to Government
Appropriations            6.5%

Transportation            5.9%

Tax-Supported             1.6%

Corporate-Backed          0.6%

Other Revenue             0.3%
[END SIDEBAR]



Maryland's outlook remains stable. The state's mature infrastructure and highly educated workforce should continue contributing to its broadly based economy. Through its substantial reserves and government employment growth, combined with increased federal spending, Maryland seems well-positioned to address current weakening and then gradually improve.

PORTFOLIO NOTES

Overall, municipal bonds performed well during the six months ended August 31, 2002, despite high national issuance, as interest rates generally continued to decline. The Bond Buyer Municipal Bond Index (Bond Buyer 40) yield, an indicator of municipal bond performance, fell from 5.25% at the beginning of the period to 5.12% on August 31, 2002, as retail and institutional investors continued exhibiting robust demand.5 We attribute the demand strength to renewed indications of economic weakness as well as continued equity market volatility.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.69 on August 31, 2002.

We focused primarily on remaining fully invested throughout the period under review, seeking to capture long-term bonds' yields to enhance the Fund's income-producing potential. Notable purchases during the six-month period included Baltimore County Metropolitan 68th District GO and Puerto Rico Commonwealth GO for Public Improvement bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 36 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.49%, based on an annualization of the current 4.57 cent ($0.0457) per share dividend and the maximum offering price of $12.21 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 43.46% would need to earn 7.94% from a taxable investment to match the Fund's




5. Source: THE BOND BUYER, 9/3/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/02-8/31/02

                                                     DIVIDEND PER SHARE
--------------------------------------------------------------------------
MONTH                                               CLASS A      CLASS C
--------------------------------------------------------------------------

March                                             4.52 cents   3.98 cents

April                                             4.52 cents   3.98 cents

May                                               4.52 cents   3.98 cents

June                                              4.57 cents   4.02 cents

July                                              4.57 cents   4.02 cents

August                                            4.57 cents   4.02 cents
--------------------------------------------------------------------------
TOTAL                                             27.27 CENTS  24.00 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Maryland Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. Although Maryland's municipal bond supply increased 75.3% year-to-date through August 31, compared with the same period in 2001, we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios.5 Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MARYLAND
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Maryland state and local personal income tax bracket of 43.46%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $11.69     $11.52
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2727

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.18        $11.81     $11.63
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2400



PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.92%  +5.76%   +32.00%  +83.71%
Average Annual Total Return2                 -0.48%  +1.30%    +4.79%   +5.81%
Avg. Ann. Total Return (9/30/02)3                    +3.56%    +4.96%   +5.99%

Distribution Rate4                     4.49%
Taxable Equivalent Distribution Rate5  7.94%
30-Day Standardized Yield6             3.63%
Taxable Equivalent Yield5              6.42%


                                                                     INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.68%  +5.21%   +28.54%  +51.72%
Average Annual Total Return2                 +1.63%  +3.15%    +4.93%   +5.70%
Avg. Ann. Total Return (9/30/02)3                    +5.47%    +5.10%   +5.90%

Distribution Rate4                     4.06%
Taxable Equivalent Distribution Rate5  7.19%
30-Day Standardized Yield6             3.29%
Taxable Equivalent Yield5              5.82%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


36           Past performance does not guarantee future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MISSOURI TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MISSOURI STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MISSOURI MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

STATE UPDATE
[GRAPHIC OMITTED]
MISSOURI ART

Located at the nation's geographic center, Missouri is home to a dozen Fortune 500 companies' headquarters. Unlike its regional neighbors, the state enjoys continued positive net in-migration as its population rose 9.3% over the past decade.2 Although recent manufacturing sector declines have impacted the state's economy, strong and diverse fundamentals keep the state well-positioned for long-term growth.

Missouri felt the effects of the national slowdown as general revenues arrived more than 9% below 2002 budget expectations.3 Typical for this well-managed state, the administration quickly addressed the gaps via spending cuts and other measures. Fiscal year 2003's budget anticipates additional shortfalls in some collections sources, while projecting moderate growth in sales, corporate and individual income taxes. Reflecting the basis for Missouri's continued credit strength in light of the current economic cycle, the state was able to keep its Budget Stabilization Fund and Cash Operating Reserves intact.

With a record of responsible management, Missouri maintained its cautious approach to debt issuance. Although Missouri plans to issue general obligation bonds as well as a substantial $2.25 billion authorization for highway use in the near term, the state's historically low debt levels are expected to remain below the national average. Compared with the national medians of debt as a percentage of personal income at

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 58.1%
AA-16.9%
A- 12.7%
BBB -11.0%
Below Investment Grade -1.3%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, NEW ISSUE: MISSOURI (STATE OF), 8/1/02.

3. Source: Standard & Poor's, RATINGSDIRECT, 7/18/02.




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 88.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
8/31/02

                     % OF TOTAL
                      LONG-TERM
                    INVESTMENTS
--------------------------------

Hospital & Health Care    22.1%

Transportation            12.0%

Higher Education          10.2%

Subject to Government
Appropriations             8.6%

Utilities                  8.5%

Prerefunded                8.4%

Housing                    7.8%

General Obligation         7.1%

Other Revenue              6.2%

Tax-Supported              5.2%

Corporate-Backed           3.9%
[END SIDEBAR]


2.3% and debt per capita at $573, Missouri is 38th in both rankings at a low 1.3% and $347.2

Based on the state's history of retiring debt in a speedy manner, responding to fiscal challenges in prompt fashion, and adjusting revenues and expenditures when necessary to maintain budget balance, Moody's and Standard & Poor's, two independent credit rating agencies, assigned Missouri their highest ratings, Aaa and AAA.4 The outlook for Missouri's economy remains favorable.

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation triggered spurts of bond market activity. Since June, economic growth seemed to slow, while the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Municipal bond yields generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.00 on February 28, 2002, to $12.14 on August 31, 2002.

We attempted to maintain the Fund's broad diversification throughout the six months under review. On August 31, 2002, hospital and health care represented the Fund's largest weighting at 22.1% of total long-term investments, followed by transportation at 12.0%. Notable purchases during the reporting period included Jefferson County Conservation Public Watersupply District No. C-1 Waterworks Revenue, Missouri State Board of Public Buildings State Office Building Special Obligation, St. Louis Municipal Finance Corp. Leasehold Revenue
- Carnahan Courthouse, and Missouri State Highways and Transportation Commission State Road Revenue bonds. We also purchased GO bonds issued by Missouri State Stormwater Control and Jackson County Reorganized School District No. 7. During the period, we sold Puerto Rico PBA revenue bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

4. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/02-8/31/02

                                                         DIVIDEND PER SHARE
------------------------------------------------------------------------------
MONTH                                                   CLASS A      CLASS C
------------------------------------------------------------------------------

March                                                 4.85 cents   4.27 cents

April                                                 4.85 cents   4.27 cents

May                                                   4.85 cents   4.27 cents

June                                                  4.85 cents   4.33 cents

July                                                  4.85 cents   4.33 cents

August                                                4.85 cents   4.33 cents
------------------------------------------------------------------------------
TOTAL                                                 29.10 CENTS  25.80 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 40 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.50%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $12.68 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 42.28% would need to earn 7.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Going forward, our long-term outlook for municipal bonds and Franklin Missouri Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MISSOURI
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Missouri state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $12.14     $12.00
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2910

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $12.20     $12.06
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2580


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.67%  +5.41%   +31.88%  +84.68%
Average Annual Total Return2                 -0.71%  +0.90%    +4.78%   +5.87%
Avg. Ann. Total Return (9/30/02)3                    +3.73%    +4.96%   +6.06%

Distribution Rate4                     4.50%
Taxable Equivalent Distribution Rate5  7.79%
30-Day Standardized Yield6             3.85%
Taxable Equivalent Yield5              6.67%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.37%  +4.89%   +28.36%  +51.05%
Average Annual Total Return2                 +1.36%  +2.88%    +4.91%   +5.63%
Avg. Ann. Total Return (9/30/02)3                    +5.63%    +5.10%   +5.87%

Distribution Rate4                     4.10%
Taxable Equivalent Distribution Rate5  7.10%
30-Day Standardized Yield6             3.52%
Taxable Equivalent Yield5              6.10%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


40           PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NORTH CAROLINA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NORTH CAROLINA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

STATE UPDATE
[GRAPHIC OMITTED]
NORTH CAROLINA ART

With continued difficult financial decisions, North Carolina's slowing economy faced pressure in 2002. When the state's 2002-2003 biennium budget was drafted, sales tax rate increases and other revenue adjustments were intended to restore structural balance. In spite of these actions, the state faces an estimated $1.5 billion gap.2 The shortfall reflects soft revenue performance and a rise in Medicaid spending requirements. Responding to these events, Governor Michael F. Easley exercised his constitutional authority to balance the budget by using the state's entire rainy day fund, leaving general fund reserves virtually empty. Additional reserves in special revenue funds and trust and agency funds, which total about $600 million, supply some fiscal flexibility to address surprise expenses in fiscal year 2003.3

North Carolina maintained very low debt levels at $428 per capita and 1.5% of personal income. These levels will increase as more than $4 billion of appropriations are gradually issued; however, the state's debt burden is expected to remain manageable.3

Weak tax revenue performance, combined with a relatively aggressive 5.4% tax revenue growth forecast, makes a downward revision likely for North Carolina's fiscal year 2003 revenue forecast. Governor Easley has requested additional spending reductions as a means to address structural imbalance, and the need to rebuild exhausted

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 53.7%
AA - 15.6%
A - 15.2%
BBB - 15.5%
Below Investment Grade - 4.5%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable.Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 7/2/02.

3. Source: Standard & Poor's, RATINGSDIRECT, 3/6/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 93.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
8/31/02

                    % OF TOTAL
                     LONG-TERM
                   INVESTMENTS
------------------------------

Utilities                19.6%

Hospital & Health Care   17.6%

Subject to Government
Appropriations           10.7%

Transportation           10.2%

General Obligation        9.9%

Prerefunded               9.7%

Housing                   7.4%

Higher Education          5.5%

Corporate-Backed          5.4%

Other Revenue             2.1%

Tax-Supported             1.9%
[END SIDEBAR]


reserves presents additional pressure. Although the state is facing significant shortfalls during the slowdown, its diverse economic base, conservative debt policy and historical fiscal health support expectations for stable long-term growth prospects.

PORTFOLIO NOTES

During first quarter 2002, news of improving economic conditions supported hopes for a speedy recovery. By the second quarter, however, this optimistic sentiment began to falter as equity markets struggled to live up to expectations, and yield spreads for unsecured corporate credits remained wide relative to Treasuries. Concerns of terrorism as well as reports of dishonest accounting practices by many high-profile firms added even more pressure. On a positive note, municipal bond market performance continued to be strong. The current, low interest rate environment offered an inexpensive venue to finance essential projects, and the need for capital projects persisted. Issuers were motivated to borrow as tax receipts declined in the softened economy. Retail and institutional investors sustained high demand for municipal bonds, despite the significant increase in issuance nationally.

Municipal bond yields generally decreased during the six-month reporting period. Because bond prices rise when yields fall, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.96 on February 28, 2002, to $12.12 on August 31, 2002.

During the six months under review, we focused primarily on buying bonds used for essential purpose municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to improve the portfolio structure by selling holdings with lower original issue discounts and shorter call structures. As the opportunity was available, we sought to maximize income potential by purchasing higher yielding bonds. To book tax losses, we sold certain securities. Such losses can be used to

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/02-8/31/02

                                                        DIVIDEND PER SHARE
------------------------------------------------------------------------------
MONTH                                                  CLASS A      CLASS C
------------------------------------------------------------------------------

March                                                 4.73 cents  4.18 cents

April                                                 4.73 cents  4.18 cents

May                                                   4.73 cents  4.18 cents

June                                                  4.67 cents  4.10 cents

July                                                  4.67 cents  4.10 cents

August                                                4.67 cents  4.10 cents

------------------------------------------------------------------------------
TOTAL                                                 28.20 CENTS 24.84 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

offset any current or future capital gains, possibly lowering shareholders' future tax liabilities.

Notable purchases during the reporting period included Puerto Rico PBA Revenue, Mecklenburg County GO for Public Improvement, North Carolina Educational Facilities Finance Agency Revenue for Duke University Project, Southeastern Regional Medical Center, and North Carolina Medical Care Commission Hospital Revenue for Northeast Medical Center Project bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. During the six-month period sales included North Carolina HFA SFR and Buncombe County Metropolitan Sewer District Sewer System Revenue bonds.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls at current, lower interest rates, which tended to lower the Fund's income. (Please read our special feature, "Understanding Your Tax-Free Income Fund -- What causes dividends and fund prices to fluctuate.")

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 45 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.43%, based on an annualization of the current 4.67 cent ($0.0467) per share dividend and the maximum offering price of $12.66 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of 43.67% would need to earn 7.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our long-term outlook for municipal bonds and Franklin North Carolina Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.16        $12.12     $11.96
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2820

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.22     $12.05
Distributions (3/1/02-8/31/02)
Dividend Income                                $0.2484


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.78%  +5.61%   +31.67%  +80.39%
Average Annual Total Return2                 -0.63%  +1.15%    +4.74%   +5.61%
Avg. Ann. Total Return (9/30/02)3                    +3.98%    +5.00%   +5.82%

Distribution Rate4                     4.43%
Taxable Equivalent Distribution Rate5  7.86%
30-Day Standardized Yield6             3.88%
Taxable Equivalent Yield5              6.89%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.54%  +5.06%   +28.27%  +49.97%
Average Annual Total Return2                 +1.53%  +3.04%    +4.89%   +5.53%
Avg. Ann. Total Return (9/30/02)3                    +6.04%    +5.15%   +5.79%

Distribution Rate4                     4.01%
Taxable Equivalent Distribution Rate5  7.11%
30-Day Standardized Yield6             3.55%
Taxable Equivalent Yield5              6.30%


FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and North Carolina state personal income tax bracket of 43.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.                           45

FRANKLIN TEXAS TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TEXAS TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF TEXAS MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 73.1%
AA - 4.7%
BBB - 17.4%
Below Investment Grade - 4.58%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



STATE UPDATE
[GRAPHIC OMITTED]
TEXAS ART

While absorbing almost one million new jobs during the past five years, Texas continued to attract investment from sources outside the state. Gains in services, construction, and computer and high-tech manufacturing also contributed to the increasingly diversified economy. In 1980, oil and gas-related revenues accounted for roughly 24% of the state's total tax revenue; these collections now account for less than 4%. This shift in receipts allows the state to depend less heavily on volatile oil prices. Although job growth will likely be slightly negative for 2002, non-farm employment is forecast at a 2% growth rate for 2003.2

A low debt burden, conservative revenue forecasting and strong cash management procedures have kept Texas stable through the current business cycle. Although the effects of the national slowdown can be seen in the state's slightly weaker financial performance, sales taxes -- which account for more than half of Texas' general fund tax revenue -- are projected to grow by about 5% in fiscal year 2003. The state estimates a respectable 2.1% growth rate for 2002, followed by an average annual

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, NEW ISSUE: TEXAS (STATE OF), 8/12/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 98.

growth of 4.4% for the 2003-2005 period. Additionally, personal income growth is expected to rise at a 6.5% rate for 2003.2

As yet, the 2002-2003 biennium budget remains balanced; however, there are signs of a probable shortfall over the next biennium. State agencies have already begun identifying cost-cutting measures in the event of a fiscal deficit. Looking ahead, the 2004-2005 budgeting process is scheduled for the end of this year. With expectations for its economic stabilization fund to reach the $1 billion mark at the close of the current biennium, Texas is well-positioned with this added cushion against a prolonged slowdown.2

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Texas Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.50 on February 28, 2002, to $10.54 on August 31, 2002.

We found value in many high-quality bonds and made several purchases during the reporting period. These included Dallas ISD GO, Pasadena GO Certificates Obligation, and San Antonio Water Revenue bonds. In light of continued robust retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
8/31/02

                     % OF TOTAL
                      LONG-TERM
                    INVESTMENTS
-------------------------------

General Obligation       34.3%

Utilities                20.7%

Hospital & Health Care   12.3%

Corporate-Backed          9.9%

Prerefunded               9.6%

Transportation            6.3%

Housing                   5.0%

Higher Education          1.0%

Other Revenue             0.9%
[END SIDEBAR]

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/02-8/31/02

                                                           DIVIDEND PER SHARE
--------------------------------------------------------------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------

March                                                   4.30 cents  3.81 cents

April                                                   4.30 cents  3.81 cents

May                                                     4.30 cents  3.81 cents

June                                                    4.35 cents  3.86 cents

July                                                    4.35 cents  3.86 cents

August                                                  4.35 cents  3.86 cents
--------------------------------------------------------------------------------
TOTAL                                                   25.95 CENTS 23.01 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

reinvested the proceeds at institutional, or wholesale, prices. Such sales included San Antonio ISD - Building, Harlingen Construction ISD GO, Dallas Area Rapid Transportation, and Austin Water and Wastewater System Revenue bonds.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 50 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.74%, based on an annualization of the current 4.35 cent ($0.0435) per share dividend and the maxi-mum offering price of $11.01 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.72% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our outlook for Franklin Texas Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TEXAS
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.04        $10.54     $10.50
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2595

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.04        $10.70     $10.66
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2301


PERFORMANCE

CLASS A                                       6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                      +2.92%  +2.64%   +22.73%  +70.00%
Average Annual Total Return2                  -1.48%  -1.73%    +3.28%   +4.99%
Avg. Ann. Total Return (9/30/02)3                     +0.53%    +3.26%   +5.06%

Distribution Rate4                     4.74%
Taxable Equivalent Distribution Rate5  7.72%
30-Day Standardized Yield6             4.25%
Taxable Equivalent Yield5              6.92%


                                                                      INCEPTION
CLASS C                                       6-MONTH 1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return1                      +2.59%  +2.03%   +19.44%  +40.99%
Average Annual Total Return2                  +0.56%  +0.04%    +3.40%   +4.65%
Avg. Ann. Total Return (9/30/02)3                     +2.46%    +3.40%   +4.73%

Distribution Rate4                     4.24%
Taxable Equivalent Distribution Rate5  6.91%
30-Day Standardized Yield6             3.93%
Taxable Equivalent Yield5              6.40%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


50          PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN VIRGINIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND VIRGINIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF VIRGINIA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE
[GRAPHIC OMITTED]
VIRGINIA ART

The advantage of hosting the sixth-largest concentration of high-tech companies in the U.S. became a liability for Virginia, as its economy has been more proportionally affected by the national recession. As revenue collections generally fell, most notably in personal income tax, the commonwealth's tradition of generous corporate tax incentives presented additional pressure. Employment declined relative to the nation as the commonwealth's high-tech, business services, construction and manufacturing sectors experienced contraction. Although Virginia's 4.1% August unemployment rate remained well below the 5.7% national average, the figure marks a six-year high.2

The combined effects of slowing economic trends, soft revenue receipts and growing expenditures resulted in a $1.6 billion shortfall for Virginia's 2002 budget. Utilizing a significant amount of well-funded reserves and other savings, fiscal managers continued to demonstrate their ability and willingness to adjust financial planning to reach structural balance. Recent projections of a $200 million gap in the 2003 budget may be addressed with new taxes.3

[BEGIN SIDEBAR]
Credit Quality Breakdown*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 48.8%
AA - 22.6%
A - 16.1%
BBB - 8.9%
Below Investment Grade - 3.6%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 8/19/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 101.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
8/31/02

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------

Utilities                 20.8%

Transportation            16.2%

General Obligation        14.1%

Hospital & Health Care    11.3%

Housing                    8.8%

Corporate-Backed           7.5%

Tax-Supported              4.7%

Subject to Government
Appropriations             4.4%

Higher Education           4.2%

Prerefunded                4.0%

Other Revenue              4.0%
[END SIDEBAR]


Fortunately, many positive factors are already in place and in the pipeline for Virginia's recovery. With a highly skilled workforce, above-average income levels, and extensive transportation and communication networks, the commonwealth's strong fundamentals should continue to contribute as growth resumes. Virginia's debt burden remains low and debt services account for less than 3% of general fund appropriations.3 The commonwealth's economy should benefit from increased federal defense spending, a key catalyst for a rise in business activity. As one of the largest recipients of defense procurement awards, Virginia holds an advantage over many other states.

The heavy government and military presence in Virginia, along with the inflow of federal monies, should drive future growth. With its diverse economic base and a record of strong financial management, the commonwealth is expected to recover more quickly relative to other states.

PORTFOLIO NOTES

During first quarter 2002, news of improving economic conditions supported hopes for a speedy recovery. By the second quarter, however, this optimistic sentiment began to falter as equity markets struggled to live up to expectations, and yield spreads for unsecured corporate credits remained wide relative to Treasuries. Concerns of terrorism as well as reports of dishonest accounting practices by many high-profile firms added even more pressure. On a positive note, municipal bond market performance continued to be strong. The current, low interest rate environment offered an inexpensive venue to finance essential projects, and the need for capital projects persisted. Issuers were motivated to borrow as tax receipts declined in the softened economy. Retail and institutional investors sustained high demand for municipal bonds, despite the significant increase in issuance nationally.

Municipal bond yields generally decreased during the six-month reporting period. Because bond prices rise when yields fall, Franklin Virginia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.62 on August 31, 2002.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/02-8/31/02

                                                          DIVIDEND PER SHARE
--------------------------------------------------------------------------------
MONTH                                                    CLASS A      CLASS C
--------------------------------------------------------------------------------

March                                                  4.56 cents  4.03 cents

April                                                  4.56 cents  4.03 cents

May                                                    4.56 cents  4.03 cents

June                                                   4.56 cents  4.03 cents

July                                                   4.56 cents  4.03 cents

August                                                 4.56 cents  4.03 cents
--------------------------------------------------------------------------------
TOTAL                                                  27.36 CENTS 24.18 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Year-to-date through August 31, Virginia's new-issue supply increased 17% compared with the same period in 2001.4 During the six months under review, we focused primarily on buying bonds used for essential purpose municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to improve the portfolio's structure by selling holdings with lower original issue discounts and shorter call structures. As the opportunity was available, we sought to maximize income potential by purchasing higher yielding bonds. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Lastly, we sold bonds subject to the alternative minimum tax and reinvested the proceeds in fully tax-exempt bonds. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the reporting period included Puerto Rico Commonwealth GO for Public Improvement; Richmond Public Utility Revenue; Metropolitan Washington, D.C., Airports Authority System; Orange County IDAR - Public Facility for Orange County Project; and Virginia State Resource Authority Water and Sewer



4. Source: THE BOND BUYER, 9/3/02.

System Revenue - Tuckahoe Service District Project bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. During the six-month period sales included Fairfax County Water Authority Revenue, West Point IDA - Solid Waste Disposal Revenue for Chesapeake Corp. Project, and Virginia College Building Authority Educational Facilities Revenue - 21st Century College Program bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 55 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.51%, based on an annualization of the current 4.56 cent ($0.0456) per share dividend and the maximum offering price of $12.14 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 42.13% would need to earn 7.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our long-term outlook for municipal bonds and Franklin Virginia Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10        $11.62     $11.52
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2736

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.09        $11.71     $11.62
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2418





PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.32%  +4.63%   +29.24%  +77.94%
Average Annual Total Return2                 -1.06%  +0.16%    +4.35%   +5.48%
Avg. Ann. Total Return (9/30/02)3                    +2.82%    +4.52%   +5.64%

Distribution Rate4                     4.51%
Taxable Equivalent Distribution Rate5  7.79%
30-Day Standardized Yield6             4.04%
Taxable Equivalent Yield5              6.98%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +2.92%  +4.11%   +25.71%  +46.69%
Average Annual Total Return2                 +0.88%  +2.07%    +4.47%   +5.22%
Avg. Ann. Total Return (9/30/02)3                    +4.73%    +4.67%   +5.44%

Distribution Rate4                     4.09%
Taxable Equivalent Distribution Rate5  7.06%
30-Day Standardized Yield6             3.69%
Taxable Equivalent Yield5              6.38%


FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Virginia state personal income tax bracket of 42.13%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.                           55

MUNICIPAL BOND RATINGS


MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002              YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   --------------------------------------------------
CLASS A                                                                      2002       2001       2000       1999      1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.22     $11.08    $10.62      $11.68     $11.98    $11.73
                                                           ------------------------------------------------------------------
Income from investment operations:

 Net investment incomea .................................          .27        .56       .58         .61        .62       .64
 Net realized and unrealized gains (losses) .............          .11        .14       .47       (1.06)      (.25)      .36
                                                           ------------------------------------------------------------------
Total from investment operations ........................          .38        .70      1.05        (.45)       .37      1.00
                                                           ------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.27)      (.56)     (.59)       (.60)      (.62)     (.65)
 Net realized gains .....................................           --         --        --        (.01)      (.05)     (.10)
                                                           ------------------------------------------------------------------
Total distributions .....................................         (.27)      (.56)     (.59)       (.61)      (.67)     (.75)
                                                           ------------------------------------------------------------------
Net asset value, end of period ..........................       $11.33     $11.22    $11.08      $10.62     $11.68    $11.98
                                                           ------------------------------------------------------------------

Total returnb ...........................................         3.51%      6.49%    10.11%      (3.92)%     3.21%     8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $224,502   $215,649  $210,198    $203,256   $238,670  $216,982
Ratios to average net assets:
 Expenses ...............................................          .72%c      .73%      .73%        .72%       .71%      .72%
 Net investment income ..................................         4.86%c     5.05%     5.32%       5.46%      5.23%     5.39%
Portfolio turnover rate .................................         8.67%      9.94%    11.12%      20.99%      8.67%    10.44%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.29     $11.14    $10.68      $11.74     $12.04    $11.78
                                                           ------------------------------------------------------------------
Income from investment operations:

 Net investment incomea .................................          .24        .50       .52         .55        .56       .58
 Net realized and unrealized gains (losses) .............          .11        .15       .47       (1.06)      (.25)      .36
                                                           ------------------------------------------------------------------
Total from investment operations ........................          .35        .65       .99        (.51)       .31       .94
                                                           ------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.24)      (.50)     (.53)       (.54)      (.56)     (.58)
 Net realized gains .....................................           --         --        --        (.01)      (.05)     (.10)
                                                           ------------------------------------------------------------------
Total distributions .....................................         (.24)      (.50)     (.53)       (.55)      (.61)     (.68)
                                                           ------------------------------------------------------------------
Net asset value, end of period ..........................       $11.40     $11.29    $11.14      $10.68     $11.74    $12.04
                                                           ------------------------------------------------------------------

Total returnb ...........................................         3.20%      5.96%     9.46%      (4.46)%     2.62%     8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................       $21,180    $18,462   $14,475     $14,056    $14,895    $9,469
Ratios to average net assets:
 Expenses ...............................................         1.26%c     1.28%     1.28%       1.27%      1.27%     1.29%
 Net investment income ..................................         4.32%c     4.50%     4.77%       4.91%      4.67%     4.80%
Portfolio turnover rate .................................         8.67%      9.94%    11.12%      20.99%      8.67%    10.44%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


58                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
 Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%, 9/01/24 ...... $  2,500,000  $  2,636,075
 Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured, 5.25%,
    8/15/24 ............................................................................................     1,805,00     1,850,883
 Alabama HFA, SFMR,
    Series A-1, GNMA Secured, 6.50%, 4/01/17 ...........................................................    2,600,000     2,660,138
    Series A-2, GNMA Secured, 6.80%, 4/01/25 ...........................................................    1,110,000     1,151,947
    Series D-2, GNMA Secured, 5.75%, 10/01/23 ..........................................................    1,700,000     1,754,672
 Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 ......................................................................    4,500,000     5,037,750
    Refunding, MBIA Insured, 5.50%, 10/01/22 ...........................................................    1,000,000     1,051,130
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .................    2,000,000     1,979,240
 Alabaster GO, wts., AMBAC Insured, 5.00%,
    9/01/24 ............................................................................................    3,470,000     3,488,946
    9/01/27 ............................................................................................    2,250,000     2,253,488
 Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ..................................    2,215,000     2,440,841
 Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 ..........................    2,000,000     2,131,180
 Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ...........................................    1,000,000     1,085,350
 Auburn GO, FSA Insured, 5.00%, 1/01/24 ................................................................    1,500,000     1,506,990
 Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ...................    1,000,000       916,520
 Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A, MBIA Insured,
    7.25%, 4/01/15 .....................................................................................    1,000,000     1,006,490
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
    Baptist Health System Inc., Refunding,
 MBIA Insured, 5.875%,
    11/15/19 ...........................................................................................    3,500,000     3,801,630
    11/15/26 ...........................................................................................    2,000,000     2,129,960
 Birmingham Southern College Private Educational Building Authority Tuition Revenue, Refunding,
    5.35%, 12/01/19 ....................................................................................    1,000,000     1,023,860
 Birmingham Special Care Facilities Financing Authority Revenue, Health Care, Medical Center East,
    MBIA Insured, 7.00%, 7/01/12 .......................................................................    1,200,000     1,221,948
 Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A, 7.75%, 5/01/09 ..    3,250,000     3,281,070
 Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ......................    4,000,000     4,360,480
 Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ................................    1,000,000     1,135,110
 Colbert County Health Care Authority Revenue, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 ........    1,505,000     1,530,359
 Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 .................................    4,000,000     4,137,560
    Environmental Improvement Revenue, Champion International Corp. Project, Refunding, 6.40%, 1/01/26 .    2,000,000     2,079,000
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 .......    5,000,000     5,154,050
 Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ....................    2,000,000     2,176,760
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 .....................................................................................    2,000,000     2,039,360
    Series A, 6.70%, 12/01/24 ..........................................................................    3,500,000     3,631,460
 Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ..........................................    1,415,000     1,483,613
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .............................................    1,000,000     1,039,200
 Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ........................................    1,935,000     2,122,153
 Houston County Health Care Authority Revenue,
    AMBAC Insured, 6.125%, 10/01/25 ....................................................................    1,000,000     1,092,690
    AMBAC Insured, 6.25%, 10/01/30 .....................................................................    3,150,000     3,465,441
    Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ...........................................    2,070,000     2,121,419
 Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
    5.40%, 6/01/22 .....................................................................................    4,000,000     4,088,640
    5.50%, 6/01/27 .....................................................................................    3,820,000     3,906,217
 Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 .......    1,000,000     1,088,770
 Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ...................................    5,000,000     4,961,100
    Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 ..................................    6,000,000     6,160,860
    wts., ETM, 7.50%, 9/01/13 ..........................................................................      200,000       205,484
    wts., Series D, FGIC Insured, 5.75%, 2/01/27 .......................................................    6,000,000     6,350,700
 Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
    MBIA Insured,
    5.625%, 7/01/21 ....................................................................................    3,000,000     3,216,090
    5.375%, 7/01/29 ....................................................................................    5,000,000     5,175,350

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Madison GO, wts.,
    AMBAC Insured, 5.35%, 2/01/26 ......................................................................  $ 2,410,000   $ 2,483,505
    MBIA Insured, 6.00%, 4/01/23 .......................................................................    2,000,000     2,207,640
    Series B, MBIA Insured, 6.25%, 2/01/15 .............................................................    1,560,000     1,680,370
 Marshall County Health Care Authority Hospital Revenue,
    Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 .........................................   10,810,000    11,201,538
    Series A, 5.75%, 1/01/32 ...........................................................................    2,170,000     2,210,384
 Mobile County Board School Commissioners GO, Capital Outlay Warrants, Series B, AMBAC Insured,
    5.10%, 3/01/22 .....................................................................................    2,265,000     2,307,152
    5.125%, 3/01/31 ....................................................................................    8,230,000     8,474,184
 Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ...............    1,310,000     1,319,314
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
    Refunding, AMBAC Insured,
    6.00%, 3/01/26 .....................................................................................    6,000,000     6,477,360
 Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
    Refunding, Connie Lee Insured,
    6.375%, 3/01/24 ....................................................................................    5,750,000     6,210,173
 Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ......................................    1,500,000     1,514,955
 Muscle Shoals GO, Refunding, wts., MBIA Insured,
     5.80%, 8/01/16 ....................................................................................    1,725,000     1,888,944
     5.90%, 8/01/25 ....................................................................................    7,000,000     7,588,280
     5.50%, 8/01/30 ....................................................................................    2,150,000     2,258,790
 Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 .................................      230,000       257,641
 Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 .................................................    4,275,000     4,693,181
 Phoenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project, Refunding,
    Series A, 5.30%, 4/01/27 ...........................................................................    4,500,000     3,749,355
 Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 .............................................      780,000       780,000
 Puerto Rico Commonwealth GO, Public Improvement,
    Refunding, FSA Insured, 5.25%, 7/01/27 .............................................................    2,500,000     2,592,700
    Refunding, FSA Insured, 5.125%, 7/01/30 ............................................................    3,000,000     3,060,600
    Series A, 5.125%, 7/01/31 ..........................................................................    5,000,000     5,033,150
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A, 7.90%,
    7/01/07 ............................................................................................        5,000         5,039
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04 ...................................................................................      145,000       146,009
 Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured, 5.125%, 7/01/26 ...........    5,000,000     5,144,100
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/27 ..................    3,065,000     3,128,446
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A, MBIA Insured,
    5.00%, 8/01/31 .....................................................................................    2,000,000     2,022,840
 Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 .......................................    2,500,000     2,678,650
 St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured,
    5.85%, 2/01/29 .....................................................................................    4,815,000     5,156,480
 Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 .....................................................    1,700,000     1,784,830
 Tallassee GO, Water, Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 ................................    1,135,000     1,155,578
 Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ..............................    2,215,000     2,253,696
 University of Montavello Revenue, FSA Insured, 5.30%, 5/01/22 .........................................    1,940,000     2,009,568
 University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .............    4,395,000     4,693,508
 Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
    5.65%, 11/01/22 ....................................................................................    3,465,000     3,079,484
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ...........................................................................................    1,700,000     1,818,252
    10/01/22 ...........................................................................................    2,300,000     2,329,785
 Warrior River Water Authority Water Revenue, FSA Insured,
    5.40%, 8/01/29 .....................................................................................    4,250,000     4,400,705
    5.50%, 8/01/34 .....................................................................................    4,735,000     4,928,567
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $230,313,467) .......................................................                241,856,727
                                                                                                                       ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 aSHORT TERM INVESTMENTS .3%
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
  Weekly VRDN and Put,
  1.07%, 12/01/15 ...................................................................................... $    700,000  $    700,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
  AMBAC Insured,
  Weekly VRDN and Put, 1.25%, 7/01/28 ..................................................................      100,000       100,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $800,000) ..........................................................                    800,000
 TOTAL INVESTMENTS (COST $231,113,467) 98.8% ...........................................................                242,656,727
 OTHER ASSETS, LESS LIABILITIES 1.2% ...................................................................                  3,025,105
                                                                                                                       ------------
 NET ASSETS 100.0% .....................................................................................               $245,681,832
                                                                                                                       ------------


See glossary of terms on page 105.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.



                      See notes to financial statements.                      61

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $11.71     $11.54     $10.89      $11.91     $11.87     $11.59
                                                           --------------------------------------------------------------------
Income from investment operations:

 Net investment incomea ................................           .29        .59        .61         .61        .62        .64
 Net realized and unrealized gains (losses) ............           .15        .18        .64       (1.02)       .05        .30
                                                           --------------------------------------------------------------------
Total from investment operations .......................           .44        .77       1.25        (.41)       .67        .94
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income .................................          (.29)      (.60)      (.60)       (.61)      (.62)      (.65)
 Net realized gains ....................................            --         --         --          --e      (.01)      (.01)
                                                           --------------------------------------------------------------------
Total distributions ....................................          (.29)      (.60)      (.60)       (.61)      (.63)      (.66)
                                                           --------------------------------------------------------------------
Net asset value, end of period .........................        $11.86     $11.71     $11.54      $10.89     $11.91     $11.87
                                                           --------------------------------------------------------------------

Total returnb ..........................................          3.84%      6.83%     11.77%      (3.54)%     5.75%      8.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................    $1,628,331 $1,609,946 $1,538,593  $1,509,624 $1,785,720 $1,650,068
Ratios to average net assets:
 Expenses ..............................................           .61%c      .62%       .62%        .62%       .61%       .61%
 Net investment income .................................          4.92%c     5.05%      5.41%       5.37%      5.19%      5.45%
Portfolio turnover rate ................................         13.44%     13.91%     12.05%      26.39%      7.66%      5.60%

CLASS B
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $11.77    $11.58      $10.90      $10.83
                                                           ----------------------------------------------
Income from investment operations:

 Net investment incomea ................................           .26       .52         .55         .05
 Net realized and unrealized gains .....................           .15       .20         .67         .07
                                                           ----------------------------------------------
Total from investment operations .......................           .41       .72        1.22         .12
                                                           ----------------------------------------------
Less distributions from net investment income ..........          (.26)     (.53)       (.54)       (.05)
Net asset value, end of period .........................        $11.92    $11.77      $11.58      $10.90
                                                           ----------------------------------------------

Total returnb ..........................................          3.54%      6.38%     11.42%       1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................       $43,598    $30,875     $7,412        $304
Ratios to average net assets:
 Expenses ..............................................          1.16%c     1.17%      1.17%       1.17%c
 Net investment income .................................          4.36%c     4.50%      4.81%       5.32%c
Portfolio turnover rate ................................         13.44%     13.91%     12.05%      26.39%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

e The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS C                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.83     $11.65     $10.98      $12.01     $11.96     $11.67
                                                           --------------------------------------------------------------------
Income from investment operations:

 Net investment incomea .................................          .26        .53        .55         .55        .55        .60
 Net realized and unrealized gains (losses) .............          .15        .18        .66       (1.04)       .06        .29
                                                           --------------------------------------------------------------------
Total from investment operations ........................          .41        .71       1.21        (.49)       .61        .89
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.26)      (.53)      (.54)       (.54)      (.55)      (.59)
 Net realized gains .....................................           --         --         --          --d      (.01)      (.01)
                                                           --------------------------------------------------------------------
Total distributions .....................................         (.26)      (.53)      (.54)       (.54)      (.56)      (.60)
                                                           --------------------------------------------------------------------
Net asset value, end of period ..........................       $11.98     $11.83     $11.65      $10.98     $12.01     $11.96
                                                           --------------------------------------------------------------------

Total returnb ...........................................         3.52%      6.26%     11.26%      (4.14)%     5.21%      7.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $102,237    $90,895    $74,194     $72,135    $82,596    $56,027
Ratios to average net assets:
 Expenses ...............................................         1.16%c     1.17%      1.17%       1.17%      1.17%      1.17%
 Net investment income ..................................         4.37%c     4.51%      4.86%       4.83%      4.63%      4.88%
Portfolio turnover rate .................................        13.44%     13.91%     12.05%      26.39%      7.66%      5.60%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d The fund made a capital gain distribution of $.0009.


                       See notes to financial statements.                     63

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.6%
 BONDS 92.0%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, MBIA Insured,
     5.80%, 12/01/26 .................................................................................. $10,000,000  $   10,705,600
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .......................................   2,000,000       2,037,180
 Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ........  10,130,000      11,359,579
 Bay County Water System Revenue, AMBAC Insured, Pre-Refunded, 6.50%, 9/01/07 .........................     525,000         535,500
 Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
    Project, MBIA Insured,
    5.00%, 4/01/26 ....................................................................................   5,000,000       5,007,350
 Brevard County HFA SFMR, Multi-County Program, GNMA Secured, 6.40%, 9/01/30 ..........................   2,105,000       2,209,471
 Brevard County School Board COP,
    AMBAC Insured, 5.00%, 7/01/26 .....................................................................  10,000,000      10,030,100
    Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ................................................   4,415,000       4,993,056
 Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project,
    Refunding, Connie Lee Insured,
    6.125%, 4/01/17 ...................................................................................   2,250,000       2,434,320
 Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding, 5.50%,
    8/15/20 ...........................................................................................   9,360,000      10,025,028
 Broward County HFA, MFHR,
    Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ...................................   3,000,000       2,924,460
    Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ..........................................   1,995,000       2,015,369
    Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ...........................................   5,785,000       5,840,247
    Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ...........................................   1,000,000         970,740
    Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ............................................   2,000,000       1,931,920
 Broward County HFAR, Series D,
    6.90%, 6/01/09 ....................................................................................     135,000         137,542
    7.375%, 6/01/21 ...................................................................................     485,000         492,033
 Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A, MBIA Insured,
    5.750%, 9/01/21 ...................................................................................   5,000,000       5,381,500
    5.625%, 9/01/28 ...................................................................................  10,000,000      10,380,100
 Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ...............................  21,500,000      21,598,040
 Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ..............................   3,500,000       3,520,860
 Celebration CDD, Special Assessment,
    MBIA Insured, 6.00%, 5/01/10 ......................................................................   3,520,000       3,778,509
    MBIA Insured, 6.10%, 5/01/16 ......................................................................   2,560,000       2,752,154
    Series A, MBIA Insured, 5.50%, 5/01/18 ............................................................   1,470,000       1,559,508
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured, 6.50%,
    10/01/25 ..........................................................................................   2,680,000       2,735,717
 Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ...........................   5,000,000       5,133,700
 Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples Project,
    MBIA Insured, 7.15%, 10/01/11 .....................................................................      80,000          80,060
 Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B, MBIA Insured,
    5.80%, 5/01/16 ....................................................................................   5,980,000       6,752,975
 Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.125%, 10/01/22 ...........................................................   4,750,000       4,801,728
    Series C, FSA Insured, 5.125%, 10/01/27 ...........................................................   9,550,000       9,665,364
 Dade County HFA, SFMR, Refunding,
    Series D, FSA Insured, 6.95%, 12/15/12 ............................................................      55,000          56,285
    Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ..............................................     185,000         185,174
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%, 2/01/23 ...   5,695,000       5,796,428
 Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ..............   5,000,000       5,607,750
 Dade County Water and Sewer System Revenue, FGIC Insured,
    5.75%, 10/01/22 ...................................................................................   5,000,000       5,339,000
    5.50%, 10/01/25 ...................................................................................  11,500,000      11,821,655
    5.25%, 10/01/26 ...................................................................................  13,000,000      13,245,310
 Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 .............   3,250,000       3,258,060
 Dovera CDD, Special Assessment Revenue,
    7.625%, 5/01/03 ...................................................................................      55,000          55,703
    7.875%, 5/01/12 ...................................................................................     715,000         731,066
 Duval County HFA,
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ........................   1,000,000       1,043,110
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ........................   2,000,000       2,057,460
    SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .................................................      15,000          15,415
 Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ................................   3,000,000       3,134,880

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Escambia County Health Facilities Authority Health Facility Revenue,
    Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 .............................................. $ 8,750,000    $  8,268,925
    Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 .................................   3,415,000       3,679,082
    Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ....................................     410,000         429,737
    Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ......................  10,000,000      11,536,200
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
    Series A-2, AMBAC Insured, 5.75%, 11/15/29 ........................................................  25,000,000      26,795,500
 Escambia County HFA, SFMR,
    Multi-County Program, Series A, MBIA Insured, 6.40%, 10/01/30 .....................................   9,640,000      10,116,216
    Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 .....................................   1,165,000       1,206,462
 Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ........................   2,210,000       2,248,432
 First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 ...............   3,700,000       4,188,104
 Florida Board of Education Capital Outlay GO, Public Education, Refunding, Series G,
    FGIC Insured, 5.00%, 6/01/31 ......................................................................  15,000,000       5,012,000
 Florida HFA,
    MFHR, Refunding, Series A, 6.95%, 10/01/21 ........................................................   2,900,000       2,903,132
    SFMR, Series A, 8.60%, 7/01/16 ....................................................................     125,000         125,145
 Florida HFAR,
    General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .............................................   2,980,000       3,073,721
    Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .......................................   4,660,000       4,911,547
    MFH, Citrus Meadows Apartments Project, Series Q, 7.65%, 6/20/31 ..................................   4,000,000       4,017,600
    MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .........................................   3,385,000       3,392,549
    Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ......................................   5,000,000       5,127,200
    Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ....................................   2,000,000       2,052,960
    Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ....................................   1,300,000       1,376,557
 Florida HFC Revenue,
    Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ...............................   4,965,000       5,155,060
    Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 .........................................   5,020,000       5,280,990
    Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ........................   1,245,000       1,306,067
    Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 ...........................   3,505,000       3,686,068
    Housing Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ...............................   3,000,000       3,229,770
 Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 ....................................................................................   1,355,000       1,381,273
 Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ......................   1,500,000       1,612,995
 Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal Program,
    FGIC Insured, 5.50%, 10/01/23 .....................................................................   7,000,000       7,306,460
 Florida State Board of Education Capital Outlay GO, Public Education,
    Refunding, Series D, 5.75%, 6/01/22 ...............................................................  25,900,000      28,301,966
    Refunding, Series D, 6.00%, 6/01/23 ...............................................................  15,000,000      17,498,700
    Series B, Pre-Refunded, 5.875%, 6/01/24 ...........................................................   5,000,000       5,562,500
    Series C, FGIC Insured, 5.75%, 6/01/29 ............................................................   5,000,000       5,371,800
    Series F, FGIC Insured, 5.50%, 6/01/26 ............................................................  10,000,000      10,275,700
 Florida State Board of Education GO,
   bSeries C, MBIA Insured, 5.00%, 6/01/27 ............................................................   5,000,000       5,024,400
    Series F, MBIA Insured, 5.00%, 6/01/28 ............................................................  20,000,000      20,081,000
 Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 .............   7,000,000       7,224,070
 Florida State Board Regent Housing Revenue,
    University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 .....................................   8,650,000       9,296,328
    University of Florida, FGIC Insured, 5.75%, 7/01/25 ...............................................   3,400,000       3,685,022
    University of Florida, FGIC Insured, 5.25%, 7/01/30 ...............................................   2,060,000       2,099,161
 Florida State Community Services Corp. Walton County Water and Sewer Revenue,
    7.00%, 3/01/18 ....................................................................................   2,045,000       2,085,900
    Pre-Refunded, 7.00%, 3/01/18 ......................................................................     505,000         515,100
 Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project, MBIA
    Insured, 6.00%, 8/01/15 ...........................................................................   6,000,000       6,613,440
 Florida State Department Environmental Protection Preservation Revenue, Florida Forever, Series A, MBIA
    Insured, 5.00%, 7/01/21 ...........................................................................   4,000,000       4,073,400
 Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
    6.25%, 3/01/15 ....................................................................................   2,960,000       3,271,984
 Florida State Department of General Services Division Facilities Management Revenue, Florida Facilities
    Pool, Series B, FSA Insured,  5.50%, 9/01/28 ......................................................  10,000,000      10,419,500


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Florida State Mid-Bay Bridge Authority Revenue,
    Exchangeable, 6.05%, 10/01/22 ..................................................................... $ 7,000,000    $  7,289,520
    Exchangeable, Series A, 5.95%, 10/01/13 ...........................................................  13,505,000      14,722,341
    Exchangeable, Series D, 6.10%, 10/01/22 ...........................................................  17,240,000      18,008,904
    Series A, ETM, 6.875%, 10/01/22 ...................................................................   6,000,000       7,804,080
 Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC Insured,
    5.00%, 10/01/26 ...................................................................................   5,000,000       5,027,350
 Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
    Series A, FGIC Insured, 5.50%, 7/01/21 ............................................................   5,000,000       5,162,800
    Series B, 5.00%, 7/01/30 ..........................................................................   3,455,000       3,459,630
 Fort Pierce Utilities Authority Revenue, AMBAC Insured, 5.00%, 10/01/27 ..............................   7,000,000       7,031,430
 Gainesville Utilities Systems Revenue,
    Series A, 5.20%, 10/01/26 .........................................................................   7,590,000       7,688,215
    Series B, 6.00%, 10/01/17 .........................................................................   3,500,000       3,510,640
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ............   5,160,000       5,464,646
 Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 ...................................................................................   1,240,000       1,292,712
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    5.25%, 11/15/20 ...................................................................................  11,000,000      10,935,430
    Refunding, 5.25%, 11/15/28 ........................................................................   2,750,000       2,651,248
    Series A, 6.00%, 11/15/31 .........................................................................  16,000,000      16,785,120
 Hillsborough County Assessment Revenue, Capacity Assesment Special, FSA Insured, 5.125%,
    3/01/20 ...........................................................................................   1,000,000       1,036,800
 Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
    FGIC Insured, 5.875%, 10/01/23 ....................................................................   5,000,000       5,313,350
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ................   5,000,000       5,180,350
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 .................  16,000,000      16,346,720
 Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ............................   5,300,000       5,477,497
 Hillsborough County School Board COP,
    Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 .....................................   5,000,000       5,220,950
    Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ......................................   5,000,000       5,135,100
    MBIA Insured, 5.375%, 7/01/26 .....................................................................   8,000,000       8,212,880
    Series B, MBIA Insured, 5.125%, 7/01/26 ...........................................................   5,000,000       5,063,200
 Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ...............   1,000,000       1,093,350
 Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
    5.875%, 10/01/25 ..................................................................................   5,000,000       5,356,100
bJacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%,
    10/01/25 ..........................................................................................   4,460,000       4,435,648
    10/01/30 ..........................................................................................  10,000,000       9,984,600
 Jacksonville Electric Authority Revenue, Water and Sewer,
    Series A, 6.125%, 10/01/39 ........................................................................  20,330,000      22,388,006
    Series B, FGIC Insured, 5.40%, 10/01/20 ...........................................................   3,000,000       3,125,250
 Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 1 0/01/32 ..................................................................................  14,000,000      14,032,480
 Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress Village, Series A,
    7.05%, 3/01/24 ....................................................................................     500,000         529,410
    7.10%, 3/01/30 ....................................................................................   1,220,000       1,295,750
 Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
    6.6 0%, 2/01/21 ...................................................................................   1,750,000       1,788,518
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .......................................   5,000,000       5,043,350
 Jacksonville Transportation Revenue, MBIA Insured,
    5.25%, 10/01/29 ...................................................................................  17,955,000      18,330,978
    5.00%, 10/01/31 ...................................................................................  25,000,000      25,053,250
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 .........................   5,000,000       5,112,300
 Lakeland Hospital System Revenue, Lakeland Regional Health System,
    5.75%, 11/15/27 ...................................................................................   6,925,000       7,143,622
    5.50%, 11/15/32 ...................................................................................  12,070,000      11,998,546
    Series A, MBIA Insured, 5.50%, 11/15/26 ...........................................................  10,000,000      10,436,100
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/0 1/17 ..   4,500,000       4,944,060
 Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 ...................................  11,405,000      12,373,285
 Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
    MBIA Insured, 5.875%, 4/01/24 .....................................................................  18,000,000      19,352,160
 Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
    Refunding, Series A, 5.50%, 11/15/29 ..............................................................   4,000,000       3,628,960
    Series A, 5.50%, 11/15/21 .........................................................................   7,500,000       6,946,425


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 .......................... $ 5,000,000  $    5,319,500
 Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
    5.50%, 7/01/32 ....................................................................................   4,150,000       4,152,781
    Refunding, Series A, 6.125%, 7/01/18 ..............................................................   7,000,000       7,193,060
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .........................   5,575,000       6,437,341
 Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ..................................   5,000,000       5,011,550
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ........     735,000         786,002
 Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 .....................................   6,000,000       6,125,640
 Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ....................   1,795,000       1,817,563
 Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ...................................   7,000,000       7,021,770
 Miami-Dade County Aviation Revenue, Miami International Airport, FGIC Insured, 5.375%,
    10/01/27 ..........................................................................................   5,000,000       5,118,900
    10/01/32 ..........................................................................................   5,000,000       5,099,150
 Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
    5.75%, 4/01/29 ....................................................................................  10,000,000      10,785,500
 Miami-Dade County HFA,
    MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 .........................................   2,015,000       2,046,071
    MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 .........................................     430,000         427,588
    MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 .........................................   1,500,000       1,471,140
 Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 ...................   4,500,000       4,876,560
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 ...........................  10,000,000       9,999,300
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 .......   6,500,000       7,246,655
 North Broward Hospital District Revenue,
    Improvement, 6.00%, 1/15/31 .......................................................................  25,530,000      26,509,076
    Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ..........................................  10,000,000      10,256,300
    Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 ...........................................  19,370,000      20,320,486
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group, 6.00%,
    8/15/16 ...........................................................................................   2,000,000       2,127,340
    8/15/24 ...........................................................................................   1,750,000       1,827,105
 North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ............................   1,500,000       1,535,445
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
    6.75%, 11/01/07 ...................................................................................     725,000         783,819
    6.625%, 11/01/13 ..................................................................................   1,470,000       1,587,174
 Orange County Health Facilities Authority Revenue,
    Adventist Health System, 6.375%, 11/15/20 .........................................................   3,000,000       3,216,900
    Adventist Health System, 6.25%, 11/15/24 ..........................................................   5,500,000       5,862,285
    Adventist Health System, 6.50%, 11/15/30 ..........................................................  10,750,000      11,570,870
    Adventist Health System, 5.625%, 11/15/32 .........................................................  15,000,000      14,987,850
    Hospital Orlando Regional Healthcare, 6.00%, 12/01/29 .............................................   6,000,000       6,260,520
    MBIA Insured, 6.00%, 11/01/24 .....................................................................     285,000         292,421
    Regional Healthcare System, Series E, 6.00%, 10/01/26 .............................................  12,000,000      12,514,680
 Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .......................   2,200,000       2,262,458
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .............................   5,050,000       5,508,439
 Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ...............................  12,000,000      12,036,600
 Orange County Tourist Development Tax Revenue,
    AMBAC Insured, 5.50%, 10/01/31 ....................................................................  10,500,000      10,916,850
    AMBAC Insured, 5.50%, 10/01/32 ....................................................................  20,000,000      20,969,800
    Refunding, MBIA Insured, 5.125%, 10/01/20 .........................................................  10,000,000      10,264,400
    Subordinate, AMBAC Insured, 5.125%, 10/01/25 ......................................................   5,500,000       5,585,030
    Subordinate, AMBAC Insured, 5.125%, 10/01/30 ......................................................  10,000,000      10,124,100
 Orlando and Orange County Expressway Authority Expressway Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/28 .........................................................   8,000,000       8,025,120
    senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..................................................     265,000         318,758
 Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ..............   3,500,000       3,651,515
 Osceola County IDAR, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 .............................................................   3,667,000       3,701,360
    Series C, FSA Insured, 7.60%, 7/01/10 .............................................................     700,000         706,412
 Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ........................................  10,000,000      10,056,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ........................ $10,000,000  $   10,023,200
 Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement, AMBAC Insured,
    6.125%, 9/01/07 ...................................................................................     270,000         270,000
    6.25%, 9/01/13 ....................................................................................     685,000         685,000
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ..................   5,000,000       5,431,100
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
    5.90%, 6/01/38 ....................................................................................   1,000,000       1,013,520
 Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ..................   2,245,000       2,269,852
 Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ...........................   3,650,000       3,413,882
 Palm Beach County IDR,
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.55%, 12/01/16 .....................   1,755,000       2,076,955
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.625%, 12/01/26 ....................   4,000,000       4,745,800
    South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .........................................   5,000,000       5,197,400
 Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 ..................................................................................  10,000,000      10,119,600
 Palm Beach County School Board COP,
    Series A, AMBAC Insured, 5.125%, 8/01/24 ..........................................................  15,000,000      15,249,900
    Series A, FGIC Insured, 6.00%, 8/01/22 ............................................................   5,000,000       5,925,050
    Series C, FSA Insured, 5.00%, 8/01/27 .............................................................  10,000,000      10,030,500
 Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
    6/01/27 ...........................................................................................   4,450,000       4,460,680
    6/01/32 ...........................................................................................   2,795,000       2,773,395
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ...................................   5,615,000       5,977,336
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Secured,
    6.40%, 7/15/23 ....................................................................................     915,000         924,205
 Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 ...................................................................................  11,500,000      11,430,310
 Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc., Pre-Refunded,
    7.625%, 12/01/12 ..................................................................................   1,500,000       1,552,515
    7.75%, 12/01/22 ...................................................................................   3,000,000       3,105,930
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ...................   2,350,000       2,592,074
 Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ..................................   1,810,000       1,811,720
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 .........  20,500,000      21,411,020
 Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ................     575,000         643,506
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ............................................................  12,800,000      12,914,560
    Series B, 6.00%, 7/01/39 ..........................................................................   5,000,000       5,943,450
    Series D, 5.375%, 7/01/36 .........................................................................   5,000,000       5,135,950
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ........................  15,000,000      15,271,650
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     Cogen Facilities, 6.625%, 6/01/26 ................................................................   6,000,000       6,288,840
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   5,000,000       5,143,750
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Series A,
    6.20%, 10/01/14 ...................................................................................  14,350,000      14,698,849
 Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ................   4,290,000       4,459,412
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ...........................   5,250,000       5,655,090
 Sarasota County Utilities System Revenue, FGIC Insured,
    5.75%, 10/01/27 ...................................................................................  18,000,000      19,331,100
    Refunding, Series A, 5.25%, 10/01/25 ..............................................................   9,000,000       9,153,900
 Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ...............   5,000,000       5,489,550
 South Broward Hospital District Revenue,
    5.625%, 5/01/32 ...................................................................................  16,250,000      16,581,663
    5.60%, 5/01/27 ....................................................................................   5,000,000       5,100,150
 South Florida Water Management District Special Obligation, Land Acquisition Bonds,
    AMBAC Insured, 6.00%, 10/01/15 ....................................................................   1,000,000       1,079,910
 St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
    7.50%, 8/01/04 ....................................................................................      65,000          65,000
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ........  10,000,000      11,192,800
 Sunrise Lakes Recreation District GO, Phase 4,
    Refunding, AMBAC Insured, 5.25%, 8/01/24 ..........................................................   4,320,000       4,396,507
    Series A, Pre-Refunded, 6.75%, 8/01/15 ............................................................   3,080,000       3,540,491
    Series A, Pre-Refunded, 6.75%, 8/01/24 ............................................................   6,120,000       7,035,001
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..........................   2,550,000       2,660,339
 Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ........................   3,400,000       3,645,004
 Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project, 6.375%, 12/01/30 .....   2,500,000       2,592,825

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 .............................................. $ 2,490,000  $    2,525,856
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded, 6.50%, 12/01/23 .......   7,000,000       7,891,240
 Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .......................................................  15,000,000      17,578,200
    Series B, FGIC Insured, 5.00%, 10/01/31 ...........................................................  10,000,000      10,021,300
 Tampa Florida Sports Authority Revenue, Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ..........   5,860,000       5,957,217
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ........................   1,000,000       1,202,030
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ........................   1,715,000       2,055,599
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ........................   2,695,000       3,191,769
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ......................   6,800,000       7,639,936
 Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ...................   1,330,000       1,335,293
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ................   5,000,000       5,047,400
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ......................   6,000,000       6,680,280
 Viera East CDD Revenue, Special Assessment, Series B,
    6.75%, 5/01/14 ....................................................................................     300,000         302,943
    ETM, 6.75%, 5/01/14 ...............................................................................   7,190,000       8,449,544
 Viera East CDD,
    Special Assessment, 8.625%, 5/01/14 ...............................................................  10,640,000      11,059,854
    Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ..................................................     655,000         679,877
    Special Assessment, Refunding, 6.30%, 5/01/26 .....................................................   7,355,000       7,793,505
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 ...........................................  11,295,000      11,465,216
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 .........................  11,340,000      11,623,727
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ....................................     465,000         474,574
    Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ....................................   4,580,000       4,694,592
    Water and Sewer Revenue, 7.875%, 5/01/03 ..........................................................   1,310,000       1,324,528
    Water and Sewer Revenue, 6.75%, 5/01/09 ...........................................................   2,850,000       2,973,092
 Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ....................  10,000,000      10,205,000
 Volusia County Educational Facility Authority Revenue,
    Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22  2,000,000       2,055,720
    Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ............   5,000,000       5,085,400
    Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ..........     500,000         512,995
 Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ...................   5,000,000       5,244,500
 West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ..............................   1,925,000       2,145,259
 West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ....................................  10,850,000      11,039,333
 West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ................................   5,000,000       5,166,350
                                                                                                                     --------------
 TOTAL BONDS ..........................................................................................               1,631,817,344
                                                                                                                     --------------
 ZERO COUPON BONDS 6.6%
 Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 .................................   6,865,000       1,091,878
 Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 .........   3,670,000       3,006,721
 Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 ...........................   3,425,000         436,722
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded, 8/01/18  17,020,000       6,299,783
 Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ............   3,850,000         506,314
 Florida HFC Revenue,
    Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ..........................   8,845,000       1,352,135
    Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ............................   2,940,000       1,362,043
    Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ............................  48,575,000      11,092,587
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/01/25 ..........................................................................................   9,845,000       2,853,081
    10/01/26 ..........................................................................................   2,500,000         685,125
 Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
    10/01/20 ..........................................................................................   3,090,000       1,283,741
    10/01/21 ..........................................................................................   2,585,000       1,019,188
    10/01/22 ..........................................................................................   3,090,000       1,133,319
    10/01/23 ..........................................................................................   3,060,000       1,052,365
    10/01/24 ..........................................................................................   2,560,000         826,189
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 ........................   3,170,000         521,116

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ZERO COUPON BONDS (CONT.)
 Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 ............................  $ 5,770,000  $    3,464,654
 Melbourne Water and Sewer Revenue, Capital Appreciation,
    FGIC Insured, ETM, 10/01/26 ......................................................................    1,500,000         455,805
    Refunding, Series B, FGIC Insured, 10/01/22 ......................................................    1,785,000         629,551
    Refunding, Series B, FGIC Insured, 10/01/26 ......................................................    4,500,000       1,239,120
 Miami-Dade County Special Obligation,
    Sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 ...........................................   22,365,000       6,281,210
    Sub Series B, MBIA Insured, 10/01/36 .............................................................    5,635,000         838,600
    Sub Series C, MBIA Insured, 10/01/28 .............................................................    8,305,000       1,951,260
 Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured, 4/01/32 ..........    3,740,000         561,000
 Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 .................................    2,380,000         366,995
 Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 9/01/10 ....................................................................   24,525,000      17,999,388
    Capital Appreciation, ETM, 9/01/10 ...............................................................   25,475,000      18,829,081
    Refunding, Series A, 9/01/02 .....................................................................   10,575,000      10,575,000
    Refunding, Series A, 9/01/03 .....................................................................    9,075,000       8,926,986
    Refunding, Series A, 9/01/04 .....................................................................    3,550,000       3,414,247
 Port Saint Lucie Utility Revenue, MBIA Insured, 9/01/29 .............................................   20,000,000       4,272,000
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/01/09 .........................................................................................    1,365,000       1,058,174
    11/01/12 .........................................................................................    1,780,000       1,185,800
    11/01/16 .........................................................................................    2,180,000       1,231,263
                                                                                                                     --------------
 TOTAL ZERO COUPON BONDS .............................................................................                  117,802,441
                                                                                                                     --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,636,192,719) ...................................................                1,749,619,785
                                                                                                                     --------------
a SHORT TERM INVESTMENTS 1.1%
 Jacksonville Educational Facilities Revenue, Jacksonville University Project, Weekly VRDN and Put,
    1.35%, 10/01/22 ..................................................................................      510,000         510,000
 Orange County School Board COP, Series B,
    Daily VRDN and Put, 1.85%, 8/01/25 ...............................................................    5,100,000       5,100,000
    MBIA Insured, Daily VRDN and Put, 1.85%, 8/01/27 .................................................   11,250,000      11,250,000
 Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 1.85%, 12/01/15 ...............................................    2,600,000       2,600,000
                                                                                                                     --------------
 TOTAL SHORT TERM INVESTMENTS (COST $19,460,000) .....................................................                   19,460,000
                                                                                                                     --------------
 TOTAL INVESTMENTS (COST $1,655,652,719) 99.7% .......................................................                1,769,079,785
 OTHER ASSETS, LESS LIABILITIES .3% ..................................................................                    5,086,019
                                                                                                                     --------------
 NET ASSETS 100.0% ...................................................................................               $1,774,165,804
                                                                                                                     --------------


See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

70                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS C                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.86     $11.73     $11.03      $12.07     $12.12     $11.86
                                                           --------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .................................          .28        .57        .59         .59        .61        .63
 Net realized and unrealized gains (losses) .............          .06        .14        .70       (1.03)       .01        .27
                                                           --------------------------------------------------------------------
Total from investment operations ........................          .34        .71       1.29        (.44)       .62        .90
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.28)      (.58)      (.59)       (.60)      (.61)      (.64)
 Net realized gains .....................................           --         --         --          --d      (.06)        --
                                                           --------------------------------------------------------------------
Total distributions .....................................         (.28)      (.58)      (.59)       (.60)      (.67)      (.64)
                                                           --------------------------------------------------------------------
Net asset value, end of period ..........................       $11.92     $11.86     $11.73      $11.03     $12.07     $12.12
                                                           --------------------------------------------------------------------

Total returnb ...........................................         2.95%      6.15%     11.93%      (3.71)%     5.22%      7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $170,396   $169,489   $163,352    $151,670   $164,669   $149,642
Ratios to average net assets:
 Expenses ...............................................          .74%c      .75%       .76%        .75%       .76%       .76%
 Net investment income ..................................         4.78%c     4.83%      5.15%       5.14%      5.00%      5.28%
Portfolio turnover rate .................................         6.05%     19.66%     18.67%      46.90%     12.84%     14.77%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.94     $11.81     $11.10      $12.15     $12.19     $11.92
                                                           --------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .................................          .25        .51        .53         .53        .54        .57
 Net realized and unrealized gains (losses) .............          .07        .13        .71       (1.05)       .02        .27
                                                           --------------------------------------------------------------------
Total from investment operations ........................          .32        .64       1.24        (.52)       .56        .84
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.25)      (.51)      (.53)       (.53)      (.54)      (.57)
 Net realized gains .....................................           --         --         --          --d      (.06)        --
                                                           --------------------------------------------------------------------
Total distributions .....................................         (.25)      (.51)      (.53)       (.53)      (.60)      (.57)
                                                           --------------------------------------------------------------------
Net asset value, end of period ..........................       $12.01     $11.94     $11.81      $11.10     $12.15     $12.19
                                                           --------------------------------------------------------------------

Total returnb ...........................................         2.74%     5.52%      11.36%      (4.32)%     4.70%      7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $29,450    $24,672    $16,780     $14,811    $17,277     $9,107
Ratios to average net assets:
 Expenses ...............................................         1.28%c     1.30%      1.31%       1.30%      1.31%      1.32%
 Net investment income ..................................         4.24%c     4.29%      4.60%       4.58%      4.45%      4.72%
Portfolio turnover rate .................................         6.05%     19.66%     18.67%      46.90%     12.84%     14.77%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

d The fund made a capital gain distribution of $.002.



                      See notes to financial statements.                      71

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.1%
Atlanta Airport Facilities Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ................................................  $ 5,000,000  $    5,242,600
    Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 ................................................    5,000,000       5,257,300
    Series B, AMBAC Insured, 6.00%, 1/01/21 ..........................................................      575,000         609,000
    Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 ............................................      525,000         583,564
 Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 ..............    1,500,000       1,615,815
 Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A, MBIA Insured,
    5.125%, 1/01/23 ..................................................................................    4,150,000       4,345,590
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    6.25%, 10/01/16 ..................................................................................    2,000,000       2,047,240
 Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ................................................    2,000,000       2,237,740
 Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
    6.375%, 3/01/23 ..................................................................................    1,480,000       1,517,932
 Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 .....................................................    1,700,000       1,794,435
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 .................................................    1,040,000       1,104,511
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ................................................    1,560,000       1,628,141
 Atlanta Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/29 .......................      905,000         906,828
 Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 .......................................    3,000,000       2,995,260
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 ..................................................................................    2,500,000       1,966,575
    5.375%, 12/01/28 .................................................................................    2,000,000       1,537,540
 Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 .................................................    1,000,000       1,023,620
 Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding,
    5.55%, 3/01/26 ...................................................................................    4,000,000       3,320,040
 Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ....................       10,000          10,179
 Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%, 8/01/23 .....    3,500,000       3,851,190
 Clayton County Housing Authority MFHR,
    Southlake Cove Project A, GNMA Collateral, 5.60%, 12/20/24 .......................................    2,000,000       2,104,600
    Vineyard Pointe, Series A, GMNA Secured, 5.50%, 10/20/32 .........................................    1,485,000       1,528,644
 Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ...................      995,000       1,023,188
 Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 ......       70,000          78,434
 College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 .................    2,000,000       2,188,580
 Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ............................    2,000,000       2,008,500
 Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 .......................    1,000,000       1,093,550
 De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA  Insured, 5.40%, 2/20/29 .    2,000,000       2,051,200
 De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 ............................................    5,000,000       5,059,500
 Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 .....................    3,000,000       3,015,870
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
    6.50%, 7/01/24 ...................................................................................      910,000         925,961
 Forsyth County GO, 5.75%, 2/01/19 ...................................................................    1,500,000       1,646,460
 Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15 ................................      750,000         759,293
    Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ....................................    1,000,000       1,015,810
 Fulton County Development Authority Revenue, Georgia Tech Foundation,
    Funding, Series A, 5.00%, 11/01/31 ...............................................................    3,000,000       3,006,630
    Sac II Project, Series A, 5.25%, 11/01/30 ........................................................    5,000,000       5,112,700
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
    5.45%, 5/01/23 ...................................................................................    1,000,000         620,560
 Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast Health
    System Inc. Project, Refunding, 5.50%, 5/15/31 ...................................................    2,500,000       2,503,200
 Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%, 12/01/26 ..    2,000,000       2,051,040
 Georgia Municipal Electric Authority Power Revenue, Series W,
    6.60%, 1/01/18 ...................................................................................      955,000       1,187,313
    Pre-Refunded, 6.60%, 1/01/18 .....................................................................       45,000          56,582
 Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%, 6/01/24 ..    1,000,000       1,007,580
 Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing Corp.
    Project, Series A, 6.00%, 6/01/24 ................................................................    2,550,000       2,587,511
 Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ....................................    1,900,000       1,933,839
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 .....................................      305,000         312,079
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ...........................    1,000,000       1,174,540
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 .........................    1,000,000       1,044,810
    SF, Sub. Series C-2, 5.95%, 12/01/31 .............................................................    4,910,000       5,087,938
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ...................................................      965,000         996,855
    SFM, Sub. Series B-2, 5.85%, 12/01/28 ............................................................    2,750,000       2,843,968


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                           PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett Hospital Systems Inc.
    Project, Series B, MBIA Insured, 5.30%, 9/01/27 ................................................... $ 3,750,000  $    3,750,000
 Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 ....................................   2,795,000       2,886,424
 Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, AMBAC Insured,
    6.00%, 7/01/29 ....................................................................................   5,000,000       5,497,450
 Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,  6.00%, 10/01/23 .........   3,300,000       3,845,358
 Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ..................................................   1,800,000       1,956,096
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ..................................................   1,100,000       1,183,534
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ..................................................   1,000,000       1,083,410
    Series B, FSA Insured, 5.75%, 9/01/14 .............................................................     800,000         869,376
 Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
 Regional Healthcare System, MBIA Insured, 5.50%, 8/01/25 .............................................   6,000,000       6,270,180
 Meriwether County PFAR, Meriwether County Schools Project,
 MBIA Insured, 5.85%, 10/01/26 ........................................................................   1,000,000       1,073,180
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured, Pre-Refunded,
    6.90%, 7/01/20 ....................................................................................   5,930,000       6,609,519
 Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding, Series A,
    6.80%, 1/01/12 .....................................................................................  1,500,000       1,807,170
 Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured,
    6.10%, 2/01/24 ....................................................................................   4,500,000       4,975,335
 Private Colleges and Universities Authority Revenue,
    Emory University Project, Series A, 5.50%, 11/01/25 ...............................................  10,000,000      10,467,100
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 ...................................   2,500,000       2,526,875
    Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ..............................   2,000,000       2,033,660
 Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ..........................   2,000,000       2,045,380
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      10,000          10,078
    7.50%, 7/01/09 ....................................................................................       5,000           5,037
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ...............................................................   1,000,000       1,063,400
    Series T, 6.00%, 7/01/16 ..........................................................................   1,000,000       1,100,030
 Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co. Project,
    5.80%, 12/01/20 ...................................................................................   1,500,000       1,518,390
 Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 ...................................................................................   5,000,000       5,139,700
 Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded, 6.20%, 7/01/23 .....   2,000,000       2,118,900
 Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ...............   4,600,000       4,635,144
 St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 .....................     500,000         500,860
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 ...........................................     700,000         701,281
 Suwanee GO, MBIA Insured, 5.25%, 1/01/32 .............................................................   3,000,000       3,055,110
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 .............................   1,550,000       1,579,745
 Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center
    Project, AMBAC Insured, 5.25%, 10/01/27 ...........................................................   3,000,000       3,055,380
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ...................................................................................     850,000         909,330
    5.50%, 10/01/22 ...................................................................................   1,200,000       1,215,540
    5.625%, 10/01/25 ..................................................................................   1,530,000       1,557,218
 Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured, Pre-Refunded,
    7.00%, 10/01/10 ...................................................................................   1,500,000       1,521,165
 Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
    6.00%, 2/01/21 ....................................................................................     750,000         820,972

 Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%, 3/01/25 ......   3,000,000       3,058,170
                                                                                                                     --------------
 TOTAL LONG TERM INVESTMENTS (COST $183,000,477) ......................................................                 192,067,332
                                                                                                                     --------------

 FRANKLIN TAX-FREE TRUST
 STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 2.8%
 Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Daily VRDN and Put,
     1.95%, 9/01/29 ................................................................................... $   400,000    $    400,000
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding, Daily VRDN
     and Weekly Put,
     1.32%, 10/01/16 ..................................................................................   1,400,000       1,400,000
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.85%, 11/01/41 .....   1,000,000       1,000,000
 Bartow County Development Authority PCR, Georgia Power Co. Bowen, First Series, Daily VRDN and Put,
     1.95%, 6/01/23 ...................................................................................     100,000         100,000
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, Daily VRDN and Put,
     1.95%, 4/01/32 ...................................................................................     200,000         200,000
 Georgia Municipal Electric Authority Revenue, Project One-C, Weekly VRDN and Put, 1.25%, 1/01/20 .....     500,000         500,000
 Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 1.85%, 11/01/15 ............................     700,000         700,000
 Monroe County Development Authority PCR, Georgia Power Co., Plant Scherer, Daily VRDN and Put,
     1.95%, 9/01/29 ...................................................................................     300,000         300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ......................................................   1,000,000       1,000,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,600,000) .......................................................                   5,600,000
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $188,600,477) 98.9% ..........................................................                 197,667,332

 OTHER ASSETS, LESS LIABILITIES 1.1% ..................................................................                   2,178,987
                                                                                                                       ------------
 NET ASSETS 100.0% ....................................................................................                $199,846,319
                                                                                                                       ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


74                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.13     $11.03     $10.42      $11.47     $11.45     $11.05
                                                              -----------------------------------------------------------------
Income from investment operations:

 Net investment incomea ...................................        .26        .55        .57         .58        .59        .61
 Net realized and unrealized gains (losses) ...............        .16        .10        .61       (1.04)       .03        .40
                                                              -----------------------------------------------------------------
Total from investment operations ..........................        .42        .65       1.18        (.46)       .62       1.01
                                                              -----------------------------------------------------------------
Less distributions from net investment income .............       (.27)      (.55)      (.57)       (.59)      (.60)      (.61)
                                                              -----------------------------------------------------------------
Net asset value, end of period ............................     $11.28     $11.13     $11.03      $10.42     $11.47     $11.45
                                                              -----------------------------------------------------------------
Total returnb .............................................       3.80%      6.08%     11.65%      (4.13)%     5.51%      9.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................   $104,925    $96,299    $76,369     $63,964    $64,516    $54,211
Ratios to average net assets:
 Expenses .................................................        .60%c      .52%       .45%        .45%       .42%       .35%
 Expenses excluding waiver and payments by affiliates .....        .80%c      .82%       .82%        .81%       .81%       .81%
 Net investment income ....................................       4.73%c     4.96%      5.34%       5.31%      5.12%      5.40%
Portfolio turnover rate ...................................       5.49%      6.07%     12.80%      16.31%     10.49%     26.61%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


                      See notes to financial statements.                      75

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.4%
 BONDS 94.3%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ..................................... $   700,000    $    714,077
 Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ...............................   1,000,000       1,012,360
 Boone County GO, Public Project, 5.00%,
    4/01/20 ...........................................................................................   1,310,000       1,351,186
    4/01/21 ...........................................................................................   1,000,000       1,023,650
 Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A,
    6.50%, 11/15/22 ...................................................................................     710,000         726,053
 Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
    12/01/22 ..........................................................................................   1,200,000       1,225,800
    12/01/27 ..........................................................................................   2,000,000       2,020,420
 Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 .............................   1,140,000       1,239,180
 Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue, Series A,
    FSA Insured, 5.00%,
    8/01/19 ...........................................................................................   1,500,000       1,563,000
    8/01/24 ...........................................................................................   2,000,000       2,021,720
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 ............   1,000,000       1,042,720
 Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
    5.125%, 8/01/20 ...................................................................................   1,015,000       1,055,326
 Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ............................................   1,500,000       1,638,015
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ...............................................      35,000          36,245
 Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of the
    Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .................................   2,000,000       2,053,460
 Fayette County School District Finance Corp. School Building Revenue,
    5.50%, 9/01/18 ....................................................................................   2,500,000       2,693,300
    Series A, AMBAC Insured, 5.25%, 4/01/20 ...........................................................   2,160,000       2,279,383
 Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .................................   1,000,000       1,003,740
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
    Series A, MBIA Insured, 6.10%, 1/01/24 ............................................................   1,805,000       1,810,469
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ............................................     400,000         415,680
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ................................     225,000         230,337
 Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 ......   1,000,000       1,058,780

 Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ..................   1,500,000       1,631,655
 Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%, 1/01/31 .....   2,620,000       2,630,428
 Harlan County Justice Center GO, First Judicial Center Project, AMBAC Insured, 5.00%, 3/01/25 ........   1,330,000       1,344,018
 Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .............   2,035,000       1,976,473
 Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 .......     125,000         127,469
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    AMBAC Insured, 6.50%, 5/01/15 .....................................................................     750,000         790,230
    AMBAC Insured, 6.55%, 5/01/22 .....................................................................     720,000         758,858
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ..........................................................   1,000,000       1,067,480
 Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ...............................................     450,000         471,929
 Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
    5.25%, 7/01/18 ....................................................................................   1,500,000       1,590,855
 Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ...............   2,500,000       2,617,725
 Kenton County Airport Board Revenue,
    Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ........   1,230,000       1,318,363
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .........................     445,000         400,803
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ........................     325,000         277,609
    Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .........................     445,000         387,599
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    City of Ewing, Series C, 6.00%, 6/01/30 ...........................................................   1,285,000       1,355,624
    City of Ewing, Series E, 5.70%, 6/01/22 ...........................................................   1,000,000       1,078,970
    Ewing Acquisition, 6.00%, 6/01/30 .................................................................   2,000,000       2,102,140
 Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center, Refunding and
    Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 ..............................................     750,000         752,985
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
    Center Project, Series A,  FGIC Insured, 6.00%, 12/01/22 ..........................................     625,000         667,694
 Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health
    Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ......................................   2,000,000       1,759,220

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
    Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 ................................. $   500,000    $    518,215
 Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
    Refunding and Improvement, Series A, 5.00%, 12/01/18 ..............................................   2,000,000       1,986,660
 Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 ..............................................................     345,000         359,311
    Series B, 6.25%, 7/01/28 ..........................................................................   1,210,000       1,259,017
    Series C, FHA Insured, 6.40%, 1/01/17 .............................................................     775,000         808,186
 Kentucky Infrastructure Authority Revenue,
    Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ....................     500,000         567,180
    Series A, 5.00%, 6/01/19 ..........................................................................   1,140,000       1,175,739
    Series A, 5.00%, 6/01/20 ..........................................................................   1,250,000       1,283,750
    Series A, 5.00%, 6/01/21 ..........................................................................   1,190,000       1,210,992
 Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program,
    Series A, 5.00%, 2/01/26 ..........................................................................   1,055,000       1,056,646
 Kentucky State Property and Buildings Commission Revenues,
    Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ......................................................     700,000         773,619
    Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 ............................................   3,540,000       3,755,409
    Project No. 64, MBIA Insured, 5.50%, 5/01/17 ......................................................   1,535,000       1,656,158
    Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 ..................................   2,300,000       2,349,634
 Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
    MBIA Insured, Pre-Refunded,
    6.625%, 11/01/13 ..................................................................................     500,000         562,675
    6.75%, 11/01/24 ...................................................................................     750,000         845,993
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .......................................................     300,000         338,970
    FGIC Insured, 5.00%, 5/15/30 ......................................................................   2,750,000       2,763,750
 Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
    FSA Insured, 5.50%, 11/15/25 ......................................................................   2,000,000       2,103,460
    Refunding, FSA Insured, 5.25%, 11/15/24 ...........................................................   2,500,000       2,565,075
 McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
    6.40%, 11/01/07 ...................................................................................     500,000         553,155
 Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 .....................................   1,500,000       1,514,265
 Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ......................   1,270,000       1,296,365
 Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
    Series A, 6.50%, 3/01/19 ..........................................................................   1,050,000       1,083,485
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ......................................................................     430,000         474,797
    Public Improvement, Series A, 5.125%, 7/01/31 .....................................................   5,000,000       5,033,150
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority Revenue,
    Special Facilities,
 American Airlines Project, Series A, 6.45%, 12/01/25 .................................................   1,480,000       1,086,512
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 .................   1,450,000       1,468,763
 Russell Health System Revenue,
    Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ..............................................     800,000         899,496
    Pre-Refunded, 8.10%, 7/01/15 ......................................................................     165,000         194,888
    Pre-Refunded, 8.10%, 7/01/15 ......................................................................     145,000         176,755
 University of Kentucky University Revenue, Construction of Educational Buildings, Series Q, FGIC Insured,
    5.00%, 5/01/18 ....................................................................................   1,785,000       1,852,687
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .............   2,000,000       2,035,580
                                                                                                                       ------------
 TOTAL BONDS ..........................................................................................                  98,933,365
                                                                                                                       ------------
 ZERO COUPON BONDS 1.1%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    MBIA Insured, Series C, zero cpn to 10/01/05, 6.15% thereafter, 10/01/24 ...........................    405,000         361,676
    Series C, MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/25 ...........................    935,000         835,815
                                                                                                                       ------------
 TOTAL ZERO COUPON BONDS ...............................................................................                  1,197,491
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $96,345,572) ........................................................                100,130,856
                                                                                                                       ------------

                                                                              77

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.8%
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
   Ewing Acquisition Project, Weekly VRDN and Put, 1.45%, 6/01/33 ....................................... $   100,000   $   100,000
 Puerto Rico Commonwealth Government Development Bank
   Revenue, Refunding, MBIA Insured, Weekly VRDN and Put, 1.07%, 12/01/15 ...............................   1,100,000     1,100,000
 Puerto Rico Commonwealth Highway and Transportation
   Authority Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN and Put,
   1.25%, 7/01/28 .......................................................................................     700,000       700,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,900,000) .......................................................                   1,900,000
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $98,245,572) 97.2% ...........................................................                 102,030,856

 OTHER ASSETS, LESS LIABILITIES 2.8% ..................................................................                   2,894,143
                                                                                                                       ------------
 NET ASSETS 100.0% ....................................................................................                $104,924,999
                                                                                                                       ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


78                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.38     $11.22     $10.55      $11.59     $11.61     $11.32
                                                              -----------------------------------------------------------------
Income from investment operations:

 Net investment incomea ....................................       .29        .56        .58         .58        .60        .63
 Net realized and unrealized gains (losses) ................       .10        .16        .67       (1.03)      (.01)       .30
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .39        .72       1.25        (.45)       .59        .93
                                                              -----------------------------------------------------------------
Less distributions from net investment income ..............      (.28)      (.56)      (.58)       (.59)      (.61)      (.64)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $11.49     $11.38     $11.22      $10.55     $11.59     $11.61
                                                              -----------------------------------------------------------------

Total returnb ..............................................      3.47%      6.73%     12.05%      (3.93)%     5.23%      8.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $175,125   $167,909   $154,750    $144,299   $158,099   $134,922
Ratios to average net assets:
 Expenses ..................................................       .73%c      .74%       .74%        .74%       .75%       .76%
 Net investment income (loss) ..............................      4.88%c     4.99%      5.32%       5.29%      5.14%      5.50%
Portfolio turnover rate ....................................      4.60%     10.05%      8.63%      27.31%     14.99%     15.26%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.47     $11.29     $10.62      $11.66     $11.68     $11.37
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .25        .51        .52         .53        .54        .57
 Net realized and unrealized gains (losses) ................       .10        .17        .67       (1.04)      (.01)       .32
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .35        .68       1.19        (.51)       .53        .89
                                                              -----------------------------------------------------------------
Less distributions from net investment income ..............      (.24)      (.50)      (.52)       (.53)     (.55)       (.58)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $11.58     $11.47     $11.29      $10.62    $11.66      $11.68
                                                              -----------------------------------------------------------------

Total returnb ..............................................      3.15%      6.18%     11.46%      (4.45)%    4.61%       8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................    $18,535    $16,047    $12,424     $10,730     $9,982     $4,469
Ratios to average net assets:
 Expenses ..................................................      1.27%c     1.29%      1.29%       1.29%      1.31%      1.32%
 Net investment income .....................................      4.32%c     4.44%      4.77%       4.74%      4.58%      4.95%
Portfolio turnover rate ....................................      4.60%     10.05%      8.63%      27.31%     14.99%     15.26%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.



                         See notes to financial statements.                   79

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.9%
 BONDS 98.5%
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ..................................................................... $ 1,145,000     $ 1,179,991
    Refunding, FGIC Insured, 5.00%, 12/01/21 ..........................................................   1,875,000       1,903,969
    Refunding, FGIC Insured, 5.00%, 12/01/22 ..........................................................   1,515,000       1,529,150
 Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ..............................   1,900,000       1,963,555
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.875%, 11/01/12 ......     365,000         376,428
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 .................     225,000         234,522
 Calcasieu Parish Public Trust Authority Student Lease Revenue, McNesse Student Housing Project,
    MBIA Insured, 5.25%,
    5/01/21 ...........................................................................................   1,505,000       1,562,642
    5/01/33 ...........................................................................................   2,500,000       2,541,475
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
    7.70%, 11/01/18 ...................................................................................   1,500,000       1,604,145
    5.65%, 12/01/21 ...................................................................................   1,000,000         972,490
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%, 9/01/29 ......  11,500,000      12,455,995
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured, ETM,
    7.20%, 8/01/10 ....................................................................................   1,380,000       1,724,503
 East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
    6.10%, 10/01/29                                                                                         870,000         904,783
 East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 ................   2,000,000       1,980,380
 East Baton Rouge Parish Sales and Use Tax Revenue,
    Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 .......................................   1,000,000       1,028,570
    Series ST, FGIC Insured, 5.90%, 2/01/18 ...........................................................     750,000         803,843
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ...............     500,000         512,080
 Jefferson Sales Tax District Special Sales Tax Revenue,
    Refunding, FSA Insured, 5.00%, 12/01/22 ...........................................................   3,000,000       3,025,140
    Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 ..................................................   4,195,000       4,303,944
 Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 .......................      30,000          37,778
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ...................................      85,000          99,906
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp., Refunding,
    7.20%, 12/01/20 ...................................................................................   3,000,000       3,076,200
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ..............................................   2,795,000       2,800,199
    MF, Westview Project, 7.80%, 4/01/30 ..............................................................     750,000         765,615
    SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 .....................................................   1,815,000       1,863,061
 Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp. Garage
    Project, Series A, AMBAC Insured, 5.375%,
    10/01/26 ..........................................................................................   2,000,000       2,064,400
    10/01/31 ..........................................................................................   2,000,000       2,049,680
 Louisiana Local Government Environmental Facilities CDAR,
    Delgado Community College Foundation Project, MBIA Insured, 6.00%, 10/01/29 .......................   1,000,000       1,100,720
    Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ...................................   2,215,000       2,251,880
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A, MBIA
    Insured, 6.375%, 1/01/30 ..........................................................................   4,265,000       4,603,428
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ...................................   3,750,000       3,835,013
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ...........................................   5,000,000       3,554,650
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 ................................................   6,000,000       5,897,640
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project, FSA Insured,
    5.65%, 6/15/11 ....................................................................................   1,230,000       1,330,368
 Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 ..................     930,000         950,627
    Centenary College Project, Refunding, 5.75%, 2/01/29 ..............................................   7,300,000       7,333,361
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ..............................   1,500,000       1,551,510
    Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ...............................   1,540,000       1,580,517
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ..............................................   1,200,000       1,232,748
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 .............................   1,900,000       1,986,393
   bOchsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 .......................................   3,500,000       3,524,675
    SFM Purchase, Series C, 8.45%, 12/01/12 ...........................................................     363,206         370,692
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ..............................................     955,000         981,291
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 .................................................   5,500,000       6,043,840
    Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 ............................   3,000,000       3,030,930
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ...................   1,000,000       1,053,730
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ...................   6,015,000       6,113,405


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ................... $ 5,000,000     $ 5,003,450
 Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
    AMBAC Insured, 5.00%, 5/01/21 .....................................................................   2,500,000       2,543,925
    Series A, MBIA Insured, 5.375%, 3/01/19 ...........................................................   3,000,000       3,165,300
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc. Project, First Stage, Refunding, Series B, 7.20%, 9/01/08 ...............................   1,000,000       1,016,140
    Series E, 7.60%, 9/01/10 ..........................................................................     480,000         489,547
 Louisiana State University Agricultural and Mechanical College University Revenues,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26 ...........................................................   1,500,000       1,555,755
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ..........................................   1,050,000       1,076,765
 Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 .......................................   1,535,000       1,581,280
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 .....................................................   1,000,000       1,029,610
    Public Improvement, FGIC Insured, 5.25%, 12/01/21 .................................................   1,295,000       1,346,917
    Public Improvement, FGIC Insured, 5.125%, 12/01/26 ................................................   2,000,000       2,021,100
    Refunding, MBIA Insured, 5.125%, 9/01/21 ..........................................................   2,000,000       2,055,880
 Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ...........................     805,000         892,222
 Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 ......   1,000,000       1,047,160
 Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 .............................   1,950,000       2,004,347
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center, Refunding,
    FSA Insured, 5.75%, 5/15/21 .......................................................................   2,500,000       2,691,050
 Ouachita Parish La West Ouachita Parish School District Sales and Use Tax, FGIC Insured,
    5.75%, 9/01/24 ....................................................................................   1,410,000       1,512,451
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 ........................   4,500,000       5,254,380
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      55,000          55,429
    7.75%, 7/01/08 ....................................................................................      40,000          40,304
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured, ETM,
    7.25%, 8/01/10 ....................................................................................   1,065,000       1,252,270
 Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/16 .   1,000,000       1,052,860
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 ..........................   3,500,000       3,700,480
 St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10 .........     435,000         557,096
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ...............   1,500,000       1,573,890
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 .................     121,265         121,769
 St. Charles Parish PCR,
    Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .............................................   2,500,000       2,545,925
    Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ............................................   2,750,000       2,786,465
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ....................................................................................   1,500,000       1,524,060
    Series A, 7.00%, 12/01/22 .........................................................................     750,000         768,960
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .........................   2,500,000       2,561,550
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 ...........................................................................................     105,000         122,165
    7/01/11 ...........................................................................................      50,000          63,716
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana, Cajundome,
    MBIA Insured, 5.65%, 9/01/26 ......................................................................   3,080,000       3,241,330
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured, 6.25%, 2/01/24 .   5,500,000       5,916,350
 Tobacco Settlement Financing Corp. Revenue, Series 2001B, 5.875%, 5/15/39 ............................   3,000,000       2,750,460
 University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
    MBIA Insured, 6.25%, 9/01/29 ......................................................................   1,200,000       1,337,710
 University System Board of Supervisors Revenue, Northwestern State University Wellness, AMBAC Insured,
    5.10%, 4/01/24 ....................................................................................   1,000,000       1,009,640
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..............   3,000,000       3,111,000
 West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ...........................   6,500,000       6,670,105
                                                                                                                       ------------
 TOTAL BONDS ..........................................................................................                 190,742,675
                                                                                                                       ------------
 ZERO COUPON BONDS 1.4%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured, 12/01/11 ......................   5,000,000       2,750,700
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $185,457,567) ......................................................                 193,493,375
                                                                                                                       ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aShort Term Investments (Cost $300,000) .2%
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
   First Stage, ACES, Refunding, Daily VRDN and Put, 1.85%, 9/01/06 ................................... $   300,000    $    300,000
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $185,757,567) 100.1% .........................................................                 193,793,375
 OTHER ASSETS, LESS LIABILITIES (.1)% .................................................................                    (133,202)
                                                                                                                       ------------
 NET ASSETS 100.0% ....................................................................................                $193,660,173
                                                                                                                       ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


82                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.52     $11.36     $10.63      $11.66     $11.64     $11.33
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ...................................        .27        .55        .57         .56        .58        .59
 Net realized and unrealized gains (losses) ...............        .17        .17        .72       (1.00)       .06        .32
                                                              -----------------------------------------------------------------
Total from investment operations ..........................        .44        .72       1.29        (.44)       .64        .91
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income ....................................       (.27)      (.56)      (.56)       (.56)      (.58)      (.60)
                                                              -----------------------------------------------------------------
 Net realized gains .......................................         --         --         --        (.03)      (.04)        --
                                                              -----------------------------------------------------------------
Total distributions .......................................       (.27)      (.56)      (.56)       (.59)      (.62)      (.60)
Net asset value, end of period ............................     $11.69     $11.52     $11.36      $10.63     $11.66     $11.64
                                                              -----------------------------------------------------------------

Total returnb .............................................       3.92%      6.44%     12.44%      (3.86)%     5.64%      8.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................   $304,065   $281,141   $248,964    $221,176   $253,014   $213,005
Ratios to average net assets:
 Expenses .................................................        .70%c      .72%       .73%        .72%       .74%       .74%
 Net investment income ....................................       4.69%c     4.81%      5.16%       5.07%      4.91%      5.20%
Portfolio turnover rate ...................................       1.57%      6.39%     13.01%      11.78%      6.02%      3.19%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.63     $11.46     $10.72      $11.75     $11.72     $11.40
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ...................................        .24        .49        .51         .51        .51        .54
 Net realized and unrealized gains (losses) ...............        .18        .17        .73       (1.01)       .07        .31
                                                              -----------------------------------------------------------------
Total from investment operations ..........................        .42        .66       1.24        (.50)       .58        .85
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income ....................................       (.24)      (.49)      (.50)       (.50)      (.51)      (.53)
 Net realized gains .......................................         --         --         --        (.03)      (.04)        --
                                                              -----------------------------------------------------------------
Total distributions .......................................       (.24)      (.49)      (.50)       (.53)      (.55)      (.53)
                                                              -----------------------------------------------------------------
Net asset value, end of period ............................     $11.81     $11.63     $11.46      $10.72     $11.75     $11.72
                                                              -----------------------------------------------------------------

Total returnb .............................................       3.68%     5.88%      11.83%      (4.37)%     5.11%      7.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................    $42,382    $33,257    $22,547     $17,298    $16,826    $10,515
Ratios to average net assets:
 Expenses .................................................       1.24%c     1.27%      1.28%       1.27%      1.29%      1.30%
 Net investment income ....................................       4.15%c     4.26%      4.61%       4.53%      4.35%      4.63%
Portfolio turnover rate ...................................       1.57%      6.39%     13.01%      11.78%      6.02%      3.19%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.



                      See notes to financial statements.                      83

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS 97.6%
 Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 .............. $ 1,650,000  $  1,692,801
 Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ...........   9,500,000     9,836,300
 Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ......................   4,250,000     4,629,695
 Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ............................   1,000,000     1,010,070
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA Insured,
    7.00%, 7/01/16 ....................................................................................   1,000,000     1,055,120
    7.125%, 1/01/27 ...................................................................................   3,000,000     3,153,510
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    7.00%, 8/01/11 ....................................................................................   3,225,000     3,358,128
 Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/17 ...........................................................   1,500,000     1,604,400
    Series A, FSA Insured, 5.25%, 10/15/17 ............................................................   3,300,000     3,570,699
    Series B, 7.15%, 10/15/08 .........................................................................   1,000,000     1,226,970
 Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ................   1,850,000     1,900,579
 Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%, 7/01/28 .....   4,000,000     4,412,760
 Baltimore Revenue, Wastewater Project, Refunding, Series A,
    FGIC Insured, 5.80%, 7/01/15 ......................................................................   5,000,000     5,584,850
    FSA Insured, 5.75%, 7/01/30 .......................................................................  10,000,000    11,586,800
 Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
    5.375%, 1/01/16 ...................................................................................   2,000,000     2,150,320
    5.50%, 1/01/19 ....................................................................................   1,000,000     1,063,680
    5.625%, 1/01/25 ...................................................................................   2,000,000     2,099,260
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and Improvement,
    FSA Insured, 6.00%, 9/01/21 .......................................................................   8,000,000     8,719,040
 Harford County GO, Consolidated Public Improvement,
    4.35%, 1/15/14 ....................................................................................   1,300,000     1,350,206
    4.40%, 1/15/15 ....................................................................................   1,450,000     1,495,878
    4.40%, 1/15/16 ....................................................................................   1,420,000     1,450,431
    4.45%, 1/15/17 ....................................................................................   1,125,000     1,144,305
 Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
    6.50%, 11/01/26
3,000,000   3,153,030
 Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
    FHA Insured, 6.10%, 7/01/25 .......................................................................   2,000,000     2,086,200
 Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ............   1,900,000     1,933,079
 Maryland State CDA, Department of Housing and Community Development Revenue,
    Housing, Series A, 6.00%, 7/01/32 .................................................................   4,000,000     4,165,520
    Residential, Series D, 5.25%, 9/01/29 .............................................................   4,645,000     4,663,905
    Series B, 5.35%, 9/01/30 ..........................................................................   2,910,000     2,947,568
    SF Program, First Series, 5.00%, 4/01/17 ..........................................................   1,995,000     2,032,067
    SF Program, Second Series, 5.00%, 4/01/17 .........................................................   3,000,000     3,060,660
 Maryland State EDC,
    Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 .................................     850,000       870,621
    Utility Infrastructure Revenue, University College Park Project, AMBAC Insured, 5.00%, 7/01/19 ....   1,710,000     1,780,435
 Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited Obligation,
    Wheelabrator Water Projects, 6.45%, 12/01/16 ......................................................   3,000,000     3,231,810
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .........................................   8,365,000     8,453,000
    Carroll County General Hospital, 6.00%, 7/01/26 ...................................................   2,000,000     2,064,200
    Carroll County General Hospital, 5.80%, 7/01/32 ...................................................   5,000,000     5,085,650
    Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ............................................   2,920,000     3,170,186
    Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ............................................   2,025,000     2,194,391
    Charity Obligation Group, Series A, 5.00%, 11/01/19 ...............................................   1,515,000     1,538,982
    Charity Obligation Group, Series A, 5.00%, 11/01/29 ...............................................   2,250,000     2,268,360
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 .............................................   3,000,000     3,005,130
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ............................................  11,000,000    11,300,190
    Johns Hopkins University Issue, 6.00%, 7/01/39 ....................................................   5,000,000     5,895,300
    Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ......................................................     655,000       658,668
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ...............................................   1,700,000     1,836,952
    Maryland Institute College of Art, 5.625%, 6/01/36 ................................................   3,600,000     3,638,016
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ..............................   1,500,000     1,586,565
    Mercy Medical Center, Refunding, 5.625%, 1/01/31 ..................................................   5,500,000     5,585,305
    North Arundel Hospital, 6.50%, 7/01/26 ............................................................   1,000,000     1,077,250


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    North Arundel Hospital, 6.50%, 7/01/31 ............................................................ $ 1,320,000  $  1,418,472
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 .............................................   2,500,000     2,457,400
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 .............................................   2,680,000     2,609,194
    University of Maryland Medical System, 6.75%, 7/01/30 .............................................  11,000,000    12,008,700
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ................................   5,000,000     5,121,950
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ................................   7,100,000     7,162,409
 Maryland State Health and Higher Revenue, John Hopkins University, Series A, 5.00%, 7/01/32 ..........  15,000,000    15,091,500
 Maryland State Industrial Development Financing Authority Revenue, American Center Physics
    Headquarters, 6.625%, 1/01/17 .....................................................................   6,000,000     6,221,340
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
    5.875%, 12/15/14 ..................................................................................   4,655,000     5,136,886
 Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ....................................................................................   5,000,000     5,310,700
    5.80%, 3/01/26 ....................................................................................   2,045,000     2,163,058
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 ....................................................................................   5,400,000     5,452,326
 Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 .............................   8,000,000     8,076,640
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
    6.55%, 9/01/14 ....................................................................................   1,000,000     1,014,210
 Montgomery County GO, 4.75%, 2/01/17 .................................................................   5,000,000     5,227,050
 Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
    6.00%, 7/01/37 ....................................................................................   2,500,000     2,610,625
 Montgomery County Housing Opportunities Commission MFMR, Series A, 7.00%, 7/01/23 ....................   2,410,000     2,463,189
 Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 ...........   1,000,000     1,027,180
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation
    Project, Series A,
    6.20%, 7/01/10 ....................................................................................   3,100,000     3,243,189
    6.30%, 7/01/16 ....................................................................................   6,000,000     6,253,740
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ...........................................................................................   1,880,000     2,020,229
    3/15/13 ...........................................................................................   1,120,000     1,203,541
    3/15/14 ...........................................................................................   1,180,000     1,268,016
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14 .........   2,050,000     2,248,912
 Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 .............   2,100,000     2,187,969
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19 .......   5,500,000     5,787,045
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
    Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 .................................................   2,900,000     2,933,901
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured,
    5.80%, 6/30/14 ....................................................................................   2,750,000     2,891,790
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding,
    6.45%, 5/01/05 ....................................................................................     500,000       507,350
 Prince George's County PCR, Potomac Electric Project, Refunding,
    6.00%, 9/01/22 ....................................................................................   1,200,000     1,217,652
    6.375%, 1/15/23 ...................................................................................   2,975,000     3,049,881
 Puerto Rico Commonwealth GO,
    Public Improvement, Refunding, 5.75%, 7/01/17 .....................................................   3,000,000     3,457,920
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .......................................   7,230,000     7,376,046
    Public Improvement, Refunding, FSA Insured, 5.25%, 7/01/27 ........................................   2,535,000     2,628,998
    Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ........................................   5,000,000     5,057,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
    5.25%, 7/01/38 ....................................................................................   5,000,000     5,068,600
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 ............................................................  10,780,000    11,132,613
    Series II, 5.25%, 7/01/31 .........................................................................   3,000,000     3,054,330
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 .................   2,000,000     2,025,880
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
    5.70%, 1/01/26 ....................................................................................   1,145,000     1,169,160
 St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
    5.55%, 9/01/30 ....................................................................................   2,000,000     2,097,880
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%, 4/01/16 .....   1,000,000     1,089,450
 Virgin Islands PFAR, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .............................................   1,700,000     1,762,900
 Refunding, Series A, 5.50%, 10/01/14 .................................................................   3,300,000     3,502,322
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $320,356,777) ......................................................               338,188,685
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.0%
 Baltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
   1.35%, 1/01/29 ....................................................................................  $ 1,050,000  $  1,050,000
 Frederick County GO, BAN, Weekly VRDN and Put, 1.35%, 10/01/07 ......................................      600,000       600,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
   VRDN and Put, 1.07%, 12/01/15 .....................................................................    1,200,000     1,200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
   AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ................................................      500,000       500,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,350,000) ......................................................                  3,350,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $323,706,777) 98.6% .........................................................                341,538,685
 OTHER ASSETS, LESS LIABILITIES 1.4% .................................................................                  4,907,732
                                                                                                                     ------------
 NET ASSETS 100.0% ...................................................................................               $346,446,417
                                                                                                                     ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



86                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $12.00     $11.77     $11.02      $12.19     $12.23     $11.83
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .29        .58        .60         .60        .61        .64
 Net realized and unrealized gains (losses) ................       .14        .24        .75       (1.15)        --        .44
                                                               ----------------------------------------------------------------
Total from investment operations ...........................       .43        .82       1.35        (.55)       .61       1.08
                                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.29)      (.59)      (.60)       (.61)      (.62)      (.64)
 Net realized gains ........................................        --         --         --        (.01)      (.03)      (.04)
                                                               ----------------------------------------------------------------
Total distributions ........................................      (.29)      (.59)      (.60)       (.62)      (.65)      (.68)
Net asset value, end of period .............................    $12.14     $12.00     $11.77      $11.02     $12.19     $12.23
                                                               ----------------------------------------------------------------

Total returnb ..............................................      3.67%      7.13%     12.50%      (4.62)%     5.12%      9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................  $449,301   $425,795   $373,190    $346,649   $386,948   $308,045
Ratios to average net assets:
 Expenses ..................................................       .66%c      .68%       .69%        .69%       .70%       .71%
 Net investment income .....................................      4.77%c     4.91%      5.22%       5.16%      4.99%      5.32%
Portfolio turnover rate ....................................      8.39%     22.80%     38.38%     1 8.43%     15.21%     14.30%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $12.06     $11.82     $11.06      $12.24     $12.27     $11.85
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .26        .52        .54         .53        .54        .58
 Net realized and unrealized gains (losses) ................       .14        .24        .75       (1.16)       .01        .45
                                                               ----------------------------------------------------------------
Total from investment operations ...........................       .40        .76       1.29        (.63)       .55       1.03
                                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.26)      (.52)      (.53)       (.54)      (.55)      (.57)
 Net realized gains ........................................        --         --         --        (.01)      (.03)      (.04)
                                                               ----------------------------------------------------------------
Total distributions ........................................      (.26)      (.52)      (.53)       (.55)      (.58)      (.61)
                                                               ----------------------------------------------------------------
Net asset value, end of period .............................     $12.20    $12.06     $11.82      $11.06     $12.24     $12.27
                                                               ----------------------------------------------------------------

Total returnb ..............................................      3.37%      6.61%     11.94%      (5.21)%     4.58%      8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $49,621    $41,013    $28,695     $23,537    $20,396    $10,045
Ratios to average net assets:
 Expenses ..................................................      1.20%c     1.23%      1.24%       1.24%      1.25%      1.27%
 Net investment income .....................................      4.23%c     4.36%      4.67%       4.62%      4.44%      4.75%
Portfolio turnover rate ....................................      8.39%     22.80%     38.38%      18.43%     15.21%     14.30%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.



                      See notes to financial statements.                      87

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.6%
 Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County
    Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ....................................... $ 1,750,000  $  1,758,873
 Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%, 10/20/22 ......   1,520,000     1,621,186
 Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
    5.30%, 5/15/28 ....................................................................................   6,875,000     6,952,344
 Children's Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 .....................................   2,785,000     2,919,153
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ...................................   2,250,000     2,258,100
 Florissant COP, FGIC Insured, 5.00%, 8/01/22 .........................................................   1,285,000     1,311,111
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 .........................................................................   1,075,000     1,117,140
    Series B, 6.60%, 10/01/10 .........................................................................     500,000       522,915
    Series B, 6.70%, 10/01/23 .........................................................................   4,000,000     4,160,360
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%, 9/20/26 .....   1,745,000     1,823,647
 Hickory County School District R-1 Skyline GO, 6.05%, 3/01/20 ........................................   1,100,000     1,213,993
 High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ................................   1,000,000     1,038,400
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ....................................................................................   1,000,000     1,071,580
    5.85%, 3/01/19 ....................................................................................   4,000,000     4,215,280
 Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20 .........   2,000,000     2,079,260
 Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ..................   3,000,000     3,071,700
 Jackson County Reorganized School District No. 7 GO, Lees Summit, Refunding and Improvement,
    FSA Insured, 5.00%, 3/01/21 .......................................................................   5,700,000     5,838,453
 Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 .........   1,025,000     1,178,699
 Jefferson County Conservation Public Watersupply District No. C-1 Waterworks Revenue, AMBAC Insured,
    5.00%, 12/01/26 ...................................................................................   4,500,000     4,529,880
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded,
    6.875%, 9/01/12 ...................................................................................     605,000       673,341
 Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ...............   3,345,000     3,506,095
 Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium and
    Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ..........................................   5,000,000     5,559,600
 Kansas City MAC Revenue,
    Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 .............   7,790,000     8,294,558
    Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ...........................  10,000,000    10,195,400
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 .....................................................................   2,000,000     2,346,420
    Pre-Refunded, 6.40%, 12/01/25 .....................................................................   7,000,000     8,239,000
    Refunding, 5.25%, 12/01/14 ........................................................................   1,000,000       977,850
    Refunding, 5.25%, 12/01/26 ........................................................................   1,000,000       946,200
 Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 .........   2,695,000     2,822,042
 Lee's Summit IDAR, John Knox Village Project,
    5.70%, 8/15/22 ....................................................................................   1,500,000     1,523,130
    6.55%, 8/15/10 ....................................................................................   1,000,000     1,062,320
    6.625%, 8/15/13 ...................................................................................   2,000,000     2,121,340
 Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ........................   1,995,000     2,035,219
 Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation, Series A,
    MBIA Insured, 5.00%, 12/01/30 .....................................................................   9,500,000     9,611,435
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, MBIA Insured, 7.875%, 3/01/06 .........................................................       5,000         5,105
    Series A-5, MBIA Insured, 7.375%, 3/01/06 .........................................................      20,000        20,550
 Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding,
    FSA Insured, 6.00%, 3/01/16 .......................................................................   2,220,000     2,439,824
 Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%, 4/01/23 ...   1,200,000     1,265,316
 Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
    5.125%, 5/01/26 ...................................................................................   3,960,000     4,030,369
 Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown Redevelopment
    Project, Series A, MBIA Insured, 5.75%, 4/01/22 ...................................................  10,000,000    10,834,300
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis Project,
    Series A, 5.40%, 9/01/18 ..........................................................................   7,420,000     7,794,933
 Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble Paper Product,
    5.20%, 3/15/29 ....................................................................................   3,000,000     3,096,540
 Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
    Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ..........................   2,100,000     2,304,897
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program, Series A, 7.00%, 10/01/10 .................................................     940,000       945,640
    Revolving Fund Program, Series B, 7.125%, 12/01/10 ................................................     390,000       394,969
    Revolving Fund Program, Series B, Pre-Refunded, 7.20%, 7/01/16 ....................................   1,155,000     1,293,554
    State Revolving , Series A, 6.55%, 7/01/14 ........................................................     890,000       911,298


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR, (cont.)
    State Revolving Fund Program, Series B, 6.05%, 7/01/16 ............................................ $   485,000  $    522,374
    State Revolving Fund Program, Series B, FSA Insured, Prerefunded, 6.05%, 7/01/16 ..................     515,000       566,186
    State Revolving Fund, Series A, 5.75%, 1/01/16 ....................................................     150,000       161,876
    State Revolving Funds Program, Series B, 5.50%, 7/01/21 ...........................................   1,440,000     1,534,507
    State Revolving, Series B, 5.80%, 1/01/15 .........................................................     125,000       136,904
    State Revolving, Series B, 7.20%, 7/01/16 .........................................................     845,000       939,834
 Missouri State GO,
    State Water Pollution Control, Series A, 5.00%, 6/01/26 ...........................................   3,785,000     3,819,406
    Stormwater Control, Series A, 5.00%, 6/01/26 ......................................................   1,895,000     1,912,226
    Stormwater Control, Series A, 5.00%, 8/01/26 ......................................................     935,000       944,415
    Stormwater Control, Series A, 5.00%, 8/01/27 ......................................................     985,000       994,151
    Water Pollution Control, Series A, 5.00%, 8/01/26 .................................................   1,875,000     1,893,881
    Water Pollution Control, Series A, 5.00%, 8/01/27 .................................................   1,970,000     1,988,301
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ................................................................      75,000        75,196
    Mortgage Revenue, Series B, GNMA Secured, 6.40%, 12/01/24 .........................................   1,585,000     1,617,508
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .....................................   1,250,000     1,293,150
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ......................................................   1,130,000     1,186,828
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ......................................................   1,035,000     1,080,302
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 ......................................................     645,000       652,327
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    St. Luke's Episcopal, Presbyterian Hospital,
    FSA Insured, 5.25%, 12/01/26 ......................................................................   4,500,000     4,592,520
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Maryville University of Saint Louis Project, 6.75%, 6/15/30 .......................................   4,500,000     4,764,060
    Maryville University of Saint Louis Project, 6.50%, 6/15/22 .......................................   1,750,000     1,853,670
    Washington University, 5.00%, 11/15/37 ............................................................  11,150,000    11,057,901
    Washington University, Refunding, Series B, 5.00%, 3/01/30 ........................................  14,000,000    14,076,860
    Washington University, Series B, 6.00%, 3/01/30 ...................................................  13,550,000    15,937,781
    Webster University, MBIA Insured, 5.30%, 4/01/27 ..................................................   8,000,000     8,198,960
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Children's Mercy Hospital, 5.30%, 5/15/28 .........................................................  12,420,000    12,567,550
    Freeman Health Systems Project, 5.25%, 2/15/28 ....................................................   2,750,000     2,656,335
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ............................................   5,000,000     5,119,000
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ............................................     700,000       759,647
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ............................................   1,990,000     2,164,623
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ............................................   1,100,000     1,125,960
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ...................................   2,745,000     2,827,185
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 .......................................   4,000,000     4,153,760
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 .......................................   3,250,000     3,364,010
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ...............................................     410,000       433,870
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 .................................     840,000       962,363
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 .................................     670,000       774,319
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ....................................     330,000       342,821
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ..............................................   1,000,000     1,017,260
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 ...............................................   4,000,000     4,135,080
    SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 ................................     795,000       813,221
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare System, Series A,
    AMBAC Insured, 5.25%, 6/01/28 .....................................................................  16,385,000    16,696,479
 Missouri State Highways and Transportation Commission State Road Revenue, Series A, 5.00%,
    2/01/21 ...........................................................................................  10,000,000    10,263,800
    2/01/22 ...........................................................................................   3,000,000     3,060,780
 Missouri State Housing Development Commission Revenue, SF, Homeowner Loan C-1, GNMA Secured,
    5.90%, 9/01/25 ....................................................................................   7,690,000     8,007,597
    5.95%, 3/01/28 ....................................................................................   5,440,000     5,664,237
 Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ....................................   1,920,000     2,106,720
 Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
    AMBAC Insured, 5.80%, 6/01/15 .....................................................................   1,000,000     1,090,400
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured, 6.00%, 5/15/13   5,000,000     5,136,700


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, Pre-Refunded,
    9.00%, 7/01/09 .................................................................................... $    35,000  $     40,589
 Puerto Rico Commonwealth GO, Public Improvement, Series A,
    5.375%, 7/01/28 ...................................................................................   3,000,000     3,107,370
    FGIC Insured, 5.00%, 7/01/32 ......................................................................   5,000,000     5,057,700
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%, 7/01/36 ......  11,750,000    12,426,800
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
    5.375%, 7/01/36 ...................................................................................   2,500,000     2,567,975
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      10,000        10,078
    7.75%, 7/01/08 ....................................................................................     245,000       246,862
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ........................  10,000,000    10,181,100
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................................     265,000       265,119
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
    Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ......................   2,500,000     2,518,875
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   8,035,000     8,266,006
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .................   1,600,000     1,684,848
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 ................................................   1,000,000     1,021,640
 Saint Charles County Public Water Supply District No. 2 COP, Missouri Project, Series A, MBIA Insured,
    5.00%, 12/01/26 ...................................................................................     750,000       752,700
    5.25%, 12/01/28 ...................................................................................   1,000,000     1,016,760
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ...................................................................................   3,000,000     2,673,360
    5.70%, 8/15/28 ....................................................................................   5,250,000     4,516,260
 Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B, AMBAC Insured,
    6.125%, 6/01/21 ...................................................................................   3,230,000     3,596,314
    6.15%, 6/01/25 ....................................................................................   3,645,000     4,024,044
 Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 .............   1,500,000     1,633,500
 St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ...............................   4,000,000     4,030,960
    Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ...............................  18,835,000    19,206,615
    Lambert-St. Louis International Airport, Refunding and Improvement, FGIC Insured, 6.125%, 7/01/15 .      75,000        76,780
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ....................................................................................   1,000,000     1,010,030
    6.65%, 3/01/20 ....................................................................................   2,750,000     2,898,280
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ......................   1,000,000     1,076,380
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ......................   1,000,000     1,060,410
    Health Facilities Revenue, GNMA Secured, 5.375%, 9/20/31 ..........................................   3,310,000     3,423,500
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.40%, 2/20/31 .................   1,000,000     1,027,520
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.50%, 2/20/36 .................  10,460,000    10,964,590
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 .................   1,000,000       882,620
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 .................   1,650,000     1,385,274
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 .................   1,895,000     2,033,638
    MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ....................................   1,095,000     1,104,746
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ..................   1,250,000     1,312,275
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 .............................   1,500,000     1,342,365
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .....................................       5,000         5,027
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and Sports
    Project, Refunding, Series B, 5.75%, 8/15/21 ......................................................   5,565,000     5,819,376
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 ..................................................................................   1,100,000     1,122,649
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ......................................   4,750,000     4,826,285
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ......................................   1,000,000     1,116,610
    Refunding, Series A, 6.00%, 7/15/13 ...............................................................  10,000,000    10,549,500
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 .................................     430,000       444,908
 St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
    7.90%, 8/15/21 ....................................................................................     285,000       291,512
    Pre-Refunded, 7.90%, 8/15/21 ......................................................................   4,000,000     4,247,760


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18                                                                                      $ 3,000,000  $  2,952,690
    5.40%, 5/15/28                                                                                        1,500,000     1,459,260
 University of Missouri Revenues, System Facilities,
    5.80%, 11/01/27                                                                                       1,000,000     1,155,360
    Refunding, Series B, 5.00%, 11/01/27                                                                  7,865,000     7,881,674
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12                                                                                       2,500,000     2,674,500
    5.50%, 10/01/22                                                                                       2,500,000     2,532,375
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
    5.50%, 11/15/12                                                                                       1,000,000       977,810
    5.60%, 11/15/17                                                                                       1,700,000     1,590,843
    5.65%, 11/15/22                                                                                       1,500,000     1,366,995
 West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21                                    1,250,000     1,342,662
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $468,727,800)                                                                      491,779,839
                                                                                                                     ------------
aSHORT TERM INVESTMENTS .3%
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, Saint Louis
    University, Series A, Daily VRDN and Put, 1.85%, 10/01/09                                               200,000       200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15                                                                  1,000,000     1,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
   AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28                                                       300,000       300,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,500,000)                                                                         1,500,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $470,227,800) 98.9%                                                                          493,279,839
 OTHER ASSETS, LESS LIABILITIES 1.1%                                                                                    5,642,626
                                                                                                                     ------------
 NET ASSETS 100.0%                                                                                                   $498,922,465
                                                                                                                     ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                      See notes to financial statements.                      91

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................  $11.96     $11.78     $11.04      $12.16     $12.11     $11.73
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ......................................     .28        .58        .60         .60        .60        .62
 Net realized and unrealized gains (losses) ..................     .16        .19        .73       (1.12)       .06        .38
                                                               ----------------------------------------------------------------
Total from investment operations .............................     .44        .77       1.33        (.52)       .66       1.00
                                                               ----------------------------------------------------------------
Less distributions from net investment income ................    (.28)      (.59)      (.59)       (.60)      (.61)      (.62)
                                                               ----------------------------------------------------------------
Net asset value, end of period ...............................  $12.12     $11.96     $11.78      $11.04     $12.16     $12.11
                                                               ----------------------------------------------------------------

Total returnb ................................................    3.78%      6.74%     12.38%      (4.37)%     5.54%      8.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................$405,290   $388,400   $342,402    $315,101   $349,419   $297,406
Ratios to average net assets:
 Expenses ....................................................     .67%c      .69%       .69%        .68%       .70%       .70%
 Net investment income .......................................    4.68%c     4.89%      5.25%       5.18%      4.95%      5.24%
Portfolio turnover rate ......................................    5.56%     10.85%      9.61%      21.07%      5.44%      9.95%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................   $12.05    $11.87     $11.12      $12.24     $12.18     $11.79
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ......................................     .25        .52        .54         .54        .54        .56
 Net realized and unrealized gains (losses) ..................     .17        .19        .74       (1.13)       .06        .39
                                                               ----------------------------------------------------------------
Total from investment operations .............................     .42        .71       1.28        (.59)       .60        .95
                                                               ----------------------------------------------------------------
Less distributions from net investment income ................    (.25)      (.53)      (.53)       (.53)      (.54)      (.56)
Net asset value, end of period ...............................  $12.22     $12.05     $11.87      $11.12     $12.24     $12.18
                                                               ----------------------------------------------------------------

Total returnb ................................................    3.54%      6.09%     11.79%      (4.88)%     5.02%      8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................ $70,817    $57,881    $43,476     $38,577    $38,171    $20,043
Ratios to average net assets:
 Expenses ....................................................    1.21%c     1.24%      1.24%       1.23%      1.25%      1.26%
 Net investment income .......................................    4.14%c     4.34%      4.70%       4.63%      4.40%      4.69%
Portfolio turnover rate ......................................    5.56%     10.85%      9.61%      21.07%      5.44%      9.95%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


92                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS 97.5%
 Appalachian State University Revenue, Teachers College Utility System,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ........................................................ $ 1,075,000  $  1,178,748
    Refunding, MBIA Insured, 5.00%, 5/15/24 ...........................................................   3,000,000     3,036,090
 Asheville Water System Revenue,
    FGIC Insured, 5.70%, 8/01/25 ......................................................................   4,000,000     4,235,720
    FSA Insured, 5.00%, 8/01/25 .......................................................................   1,000,000     1,011,420
 Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 ......................   1,000,000     1,043,650
 Buncombe County Metropolitan Sewer District Sewer System Revenue,
    FSA Insured, 5.00%, 7/01/29 .......................................................................   5,000,000     5,038,700
    MBIA Insured, 5.00%, 7/01/26 ......................................................................   1,000,000     1,010,590
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ..................   5,115,000     5,317,298
 Charlotte GO, Series C, 5.00%, 7/01/27 ...............................................................   2,010,000     2,030,060
 Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ...........................................................................................   4,000,000     4,334,200
    7/01/28 ...........................................................................................   6,300,000     6,822,522
 Charlotte COP, Convention Facility Project, 5.625%, 12/01/25 .........................................   7,230,000     7,653,750
 Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 .........................................   1,000,000     1,007,370
 Charlotte Water and Sewer GO, 5.00%, 2/01/21 .........................................................   4,000,000     4,124,000
 Charlotte Water and Sewer System Revenue,
    5.25%, 6/01/24 ....................................................................................   3,000,000     3,394,230
    5.25%, 6/01/25 ....................................................................................   3,950,000     4,465,159
    5.125%, 6/01/26 ...................................................................................   6,000,000     6,093,780
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ....................................................................................   3,465,000     3,691,022
    Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 ..................................   5,000,000     5,040,600
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ............................................   8,000,000     8,114,320
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International Paper Co.
    Project, Refunding, Series A, 5.80%, 12/01/16 .....................................................   1,450,000     1,493,863
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ....................................................................................   1,475,000     1,612,367
    6.125%, 6/01/21 ...................................................................................   2,180,000     2,413,827
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 .........................................................   3,000,000     3,126,630
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ............................................   3,500,000     3,937,115
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ............................................   3,765,000     4,235,211
 Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental Health,
    FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ........................................................   5,000,000     5,675,450
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc., Refunding,
    5.25%, 10/01/29 ...................................................................................   5,250,000     5,160,383
 Dare County COP, AMBAC Insured, 5.125%, 6/01/21 ......................................................     650,000       676,936
 Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
    6.75%, 9/01/12 ....................................................................................   2,000,000     2,031,340
 Durham County GO, Public Improvement, 5.00%, 6/01/22 .................................................   2,000,000     2,036,920
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ...................................................   1,250,000     1,264,025
 Gastonia Combined Utilities System Revenue,
    FSA Insured, 5.00%, 5/01/25 .......................................................................   1,000,000     1,010,900
    MBIA Insured, 5.625%, 5/01/19 .....................................................................   1,000,000     1,093,500
 Greensboro Enterprise System Revenue, Series A, 5.125%, 6/01/22 ......................................     350,000       359,289
 Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ..................   1,320,000     1,351,799
 Greensboro North Carolina Enterprise Systems Revenue, Series A, 5.125%, 6/01/21 ......................     390,000       403,112
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ...............................   1,000,000     1,023,690
 Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ...................................................................................   4,000,000     3,804,440
    Refunding, 6.45%, 11/01/29 ........................................................................   3,900,000     4,133,337
 Harnett County COP, FSA Insured, 5.125%, 12/01/23 ....................................................   1,000,000     1,026,150
 Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
    International Project, 6.25%, 9/01/25 .............................................................   2,000,000     2,056,760
 Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 .................   1,000,000     1,030,460
 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18 .......   3,155,000     3,296,628


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ........................... $ 3,000,000   $ 3,079,080
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ............................................   2,000,000     1,961,040
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ............................................   5,400,000     5,444,658
 Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ..................................   3,000,000     3,022,590
 Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ................................   1,000,000     1,023,270
 New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ..................   5,000,000     5,133,850
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 .................   1,000,000     1,013,220
 North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Meredith College,
    AMBAC Insured, 4.875%, 6/01/24 ....................................................................   1,000,000     1,002,310
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 ...............................................................   9,000,000     9,214,650
    Refunding, Series A, 6.50%, 1/01/18 ...............................................................   3,000,000     3,477,420
    Refunding, Series A, 5.75%, 1/01/26 ...............................................................  10,000,000    10,031,800
    Refunding, Series D, 6.75%, 1/01/26 ...............................................................   5,000,000     5,459,300
    Series B, MBIA Insured, 5.875%, 1/01/21 ...........................................................   5,000,000     5,427,700
 North Carolina Educational Facilities Finance Agency Revenue, Duke University Project, Series A,
    5.25%, 7/01/42 ....................................................................................  10,000,000    10,132,300
 North Carolina HFA,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 .................................   2,500,000     2,590,425
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ............................................   2,780,000     2,896,677
    MF, Refunding, Series J, 5.45%, 7/01/17 ...........................................................   2,175,000     2,265,785
    MFR, Refunding, Series B, 6.90%, 7/01/24 ..........................................................   2,925,000     2,991,778
    Refunding, Series F, 6.70%, 1/01/27 ...............................................................   4,855,000     5,167,808
    SF, Refunding, Series DD, 6.20%, 9/01/27 ..........................................................   2,260,000     2,327,574
    SF, Series JJ, 6.45%, 9/01/27 .....................................................................   3,645,000     3,798,382
    SFR, Series AA, 6.25%, 3/01/17 ....................................................................     735,000       767,663
    SFR, Series RR, 5.85%, 9/01/28 ....................................................................   3,425,000     3,527,271
    SFR, Series X, 6.65%, 9/01/19 .....................................................................   1,315,000     1,366,338
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 .........................   1,000,000     1,036,070
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 .........................   5,500,000     5,532,450
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 .............................     630,000       664,372
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 .............................   1,220,000     1,247,046
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ...................................................   4,205,000     4,224,678
 North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
    Series C, AMBAC Insured, 5.00%, 11/15/18 ..........................................................   2,500,000     2,591,225
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 ...................................   1,940,000     2,158,483
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ..................................   1,920,000     2,109,926
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 ...........................................   1,500,000     1,375,425
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 ...........................................   2,800,000     2,523,836
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ........................   5,000,000     5,045,550
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 .....................   4,830,000     4,953,407
   bNortheast Medical Center Project, Series A, AMBAC Insured, 4.875%, 11/01/27 .......................   1,000,000       996,340
    Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ..........................................   1,580,000     1,653,897
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .............................................   2,780,000     2,891,005
    Southeastern Regional Medical Center, 6.25%, 6/01/29 ..............................................   4,000,000     4,245,400
    Southeastern Regional Medical Center, 5.375%, 6/01/32 .............................................   3,500,000     3,515,295
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ..........................   1,090,000     1,012,730
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ...............................  10,825,000    11,128,750
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ......................   5,000,000     5,319,750
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 .........................................................................   6,820,000     6,996,638
    Series A, MBIA Insured, 5.00%, 1/01/20 ............................................................   2,000,000     2,049,120
 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan, sub. lien,
    Series A, 6.05%, 7/01/10 ..........................................................................   3,310,000     3,510,851
    Series A, 6.30%, 7/01/15 ..........................................................................   1,500,000     1,580,355
    Series C, 6.35%, 7/01/16 ..........................................................................   4,500,000     4,773,420


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ....................... $ 2,000,000  $  2,172,440
 Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
    6.00%, 7/01/24 ....................................................................................   5,745,000     6,260,154
 Pitt County COP,
    MBIA Insured, 5.85%, 4/01/17 ......................................................................   5,055,000     5,609,483
    School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ..................................   1,670,000     1,721,904
    School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ..................................   1,000,000     1,053,550
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ......................................................................   8,050,000     8,888,649
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .......................................   8,750,000     8,926,750
    Public Improvement, Series A, 5.375%, 7/01/28 .....................................................   7,330,000     7,592,341
    Public Improvement, Series A, 5.125%, 7/01/31 .....................................................   5,000,000     5,033,150
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ..................................................   5,000,000     5,057,700
    Series A, MBIA Insured, 5.00%, 7/01/38 ............................................................   2,000,000     2,017,900
    Series D, 5.375%, 7/01/36 .........................................................................   5,000,000     5,135,950
    Series D, 5.25%, 7/01/38 ..........................................................................   3,000,000     3,041,160
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ....................................................................................      60,000        60,455
    7.50%, 7/01/09 ....................................................................................      20,000        20,147
    AMBAC Insured, 5.00%, 7/01/28 .....................................................................  10,000,000    10,115,400
 Puerto Rico Electric Power Authority Power Revenue,
    Series II, 5.25%, 7/01/31 .........................................................................   6,000,000     6,108,660
    Series T, Pre-Refunded, 6.375%, 7/01/24 ...........................................................   1,000,000     1,107,710
 Puerto Rico Electric Power Authority Revenue, Series X, Pre-Refunded, 6.125%, 7/01/21 ................   4,000,000     4,547,520
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................................     320,000       320,143
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   7,000,000     7,201,250
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25 .......   5,000,000     5,283,800
 Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ...................   1,370,000     1,390,057
 Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25 ............   6,480,000     6,558,797
 Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ..............................   8,000,000     8,066,560
 Randolph County COP, FSA Insured, 5.75%, 6/01/22 .....................................................   5,500,000     5,966,180
 Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co.
 Project, Refunding, 6.40%, 12/01/06 ..................................................................   1,750,000     1,985,078
 Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 .......................   1,850,000     2,017,370
 University of Greenboro Revenue, Housing and Dining System, Series G, MBIA Insured, 6.00%, 4/01/26 ...   2,040,000     2,253,160
 University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ...............   4,940,000     4,996,020
 University of North Carolina Revenue, Series A, 5.00%, 12/01/25 ......................................   4,000,000     4,025,040
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ...................................................................................   2,000,000     2,074,000
    5.625%, 10/01/25 ..................................................................................   1,575,000     1,603,018
 Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Company Project, Refunding,
    5.375%, 2/01/17 ...................................................................................   8,000,000     8,286,160
 Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ........................   1,000,000     1,066,250
 Winston-Salem SFMR, 8.00%, 9/01/07 ...................................................................     165,000       171,600
 Winston-Salem Water and Sewer System Revenue,
    Refunding, 5.125%, 6/01/20 ........................................................................   2,500,000     2,603,900
    Refunding, 5.125%, 6/01/28 ........................................................................   2,000,000     2,029,720
    Series B, 5.70%, 6/01/17 ..........................................................................   2,250,000     2,513,340
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $440,509,056) ......................................................               464,038,735
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.7%
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN and Put,
    1.30%, 1/15/26 .................................................................................... $ 1,000,000  $  1,000,000
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    First Mortgage, Carol Woods Project, Refunding, Daily VRDN and Put, 2.00%, 4/01/31 ................     575,000       575,000
    The Givens Estates Inc. Project, Daily VRDN and Put, 1.75%, 12/01/26 ..............................   1,700,000     1,700,000
 North Carolina Medical Care Commission Hospital Revenue,
    Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 1.75%, 4/01/10 ................     500,000       500,000
    Pooled Financing Project, ACES, Series B, Daily VRDN and Put, 1.90%, 10/01/13 .....................     800,000       800,000
    Pooled Financing Project, Series A, Daily VRDN and Put, 1.75%, 10/01/16 ...........................   1,170,000     1,170,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
    VRDN and Put, 1.07%, 12/01/15 .....................................................................   1,700,000     1,700,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ................................................     600,000       600,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,045,000) .......................................................                 8,045,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $448,554,056) 99.2% ..........................................................               472,083,735
 OTHER ASSETS, LESS LIABILITIES .8% ...................................................................                 4,022,864
                                                                                                                     ------------
 NET ASSETS 100.0% ....................................................................................              $476,106,599
                                                                                                                     ------------


See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


96                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $10.50     $10.60     $10.22      $11.42     $11.68     $11.37
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .26        .54        .58         .58        .60        .62
 Net realized and unrealized gains (losses) ................       .04       (.09)       .37       (1.16)      (.05)       .36
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .30        .45        .95        (.58)       .55        .98
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.26)      (.55)      (.57)       (.58)      (.60)      (.64)
 Net realized gains ........................................        --         --         --        (.04)      (.21)      (.03)
                                                              -----------------------------------------------------------------
Total distributions ........................................      (.26)      (.55)      (.57)       (.62)      (.81)      (.67)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $10.54     $10.50     $10.60      $10.22     $11.42     $11.68
                                                              -----------------------------------------------------------------

Total returnb ..............................................      2.92%      4.30%      9.53%      (5.21)%     4.86%      8.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................  $103,918   $104,617   $103,010    $104,433   $127,739   $130,578
Ratios to average net assets:
 Expenses ..................................................       .81%c      .82%       .81%        .78%       .77%       .76%
 Net investment income .....................................      4.99%c     5.15%      5.53%       5.35%      5.17%      5.44%
Portfolio turnover rate ....................................     10.03%     30.75%     14.02%      20.93%     25.26%     34.52%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $10.66     $10.75     $10.36      $11.57     $11.81     $11.49
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .24        .49        .53         .53        .53        .58
 Net realized and unrealized gains (losses) ................       .03       (.09)       .37       (1.18)      (.03)       .35
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .27        .40        .90        (.65)       .50        .93
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.23)      (.49)      (.51)       (.52)      (.53)      (.58)
 Net realized gains                                                 --         --         --        (.04)      (.21)      (.03)
                                                              -----------------------------------------------------------------
Total distributions ........................................      (.23)      (.49)      (.51)       (.56)      (.74)      (.61)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $10.70     $10.66     $10.75      $10.36     $11.57     $11.81
                                                              -----------------------------------------------------------------

Total returnb ..............................................      2.59%      3.75%      8.90%      (5.77)%     4.40%      8.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................    $5,087     $4,441     $4,486      $4,650     $5,229     $2,076
Ratios to average net assets:
 Expenses ..................................................      1.36%c     1.37%      1.36%       1.34%      1.33%      1.33%
 Net investment income .....................................      4.42%c     4.59%      4.97%       4.79%      4.61%      4.79%
Portfolio turnover rate ....................................     10.03%     30.75%     14.02%      20.93%     25.26%     34.52%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


                       See notes to financial statements.                     97

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.8%
 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.00%, 12/01/11 $ 2,250,000  $  1,735,515
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services, Refunding,
    FSA Insured, ETM, 6.00%,11/15/15 ..................................................................   3,000,000     3,295,320
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ...............................................      45,000        45,501
 Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
    6.125%, 4/01/20 ...................................................................................   1,000,000     1,064,360
    6.20%, 4/01/30 ....................................................................................   2,845,000     3,000,195
 Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured, 6.35%, 5/01/25    1,890,000     2,104,893
 Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2, 6.80%, 12/01/04 .     825,000       878,856
 Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ......................................................   2,005,000     2,050,674
 Cameron County HFC Revenue, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured,
    7.85%, 3/01/24 ....................................................................................      60,000        60,287
 Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ..............................................   1,000,000     1,047,940
 Castleberry ISD, Refunding, 6.00%, 8/15/25 ...........................................................     175,000       189,910
 Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital, Refunding,
    FHA Insured, 7.375%, 1/15/21 ......................................................................     530,000       542,105
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ..........................     325,000       330,288
 Dallas Area Rapid Transportation, senior lien, AMBAC Insured, 5.00%, 12/01/26 ........................   1,000,000       997,140
 Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects, Refunding, 7.70%, 8/01/05     320,000       320,410
 Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ............................................................   2,000,000     2,086,160
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, Delta Airlines Inc.,
    7.625%, 11/01/21 ..................................................................................   2,000,000     1,634,080
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ................................   4,235,000     3,863,209
 Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 .............................................   5,000,000     5,081,750
 Edcouch Elsa ISD, GO, 5.50%, 2/15/30 .................................................................   2,000,000     2,070,260
 Fort Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11 ............................................     285,000       291,153
 Gulf Coast Waste Disposal Authority Revenue,
    Champion International Corp., Series A, 6.875%, 12/01/28 ..........................................   1,000,000     1,032,030
    Valero Energy Corp. Project, 5.70%, 4/01/32 .......................................................   3,000,000     3,003,870
 Hidalgo County GO, Certificates Obligation, FSA Insured, 5.25%, 8/15/21 ..............................   2,500,000     2,577,300
 Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .....................   2,000,000     2,069,160
 Keller ISD, GO, Refunding, 5.375%, 8/15/25 ...........................................................   1,500,000     1,535,475
 Laredo ISD, GO, 5.25%, 8/01/24 .......................................................................   4,000,000     4,081,000
 Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ...........................   2,000,000     2,035,080
 Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ..........................   2,130,000     2,292,136
 Lower Colorado River Authority Revenue, Refunding and Improvement, Series A, MBIA Insured,
    5.00%, 5/15/26 ....................................................................................   1,000,000       997,170
 Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian Care
    Centers Inc., Refunding, Series A, 6.40%,
    2/15/16 ...........................................................................................   1,000,000     1,015,520
    2/15/20 ...........................................................................................   2,000,000     2,013,560
 Montgomery County Texas GO, Library, Refunding, FGIC Insured, 6.75%,
    9/01/10 ...........................................................................................     495,000       495,000
    9/01/11 ...........................................................................................     530,000       530,000
 Northside ISD, GO, Refunding, 5.00%, 2/15/26 .........................................................   2,500,000     2,486,250
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
    5.60%, 1/01/27 ....................................................................................   6,000,000     1,500,000
 Onalaska ISD, GO, 5.375%, 2/15/32 ....................................................................   2,840,000     2,915,004
 Pasadena GO, Certificates Obligation, FGIC Insured, 5.25%, 4/01/32 ...................................   3,000,000     3,045,390
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .........   2,000,000     1,990,260
 Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma, Central
    Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ......................................   7,000,000     7,710,080
 Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ..................   2,500,000     2,699,025
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .   5,000,000     5,589,400
 San Antonio Water Revenue, Refunding, FSA Insured, 5.00%, 5/15/28 ....................................   5,000,000     4,985,300
 Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist Health,
    FGIC Insured, ETM, 6.00%, 9/01/24 .................................................................   4,000,000     4,722,960
 Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers, Series C, 5.75%,
    8/15/18 ...........................................................................................   1,570,000     1,418,040
    8/15/28 ...........................................................................................   3,900,000     3,378,414
 Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20 .....     500,000       637,395
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .......................   1,000,000     1,037,880
 University of Texas University Revenues, Financing System, Refunding, Series A, 5.70%, 8/15/20 .......   1,000,000     1,072,710
 Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist Medical Center Project,
    MBIA Insured, 7.125%, 9/01/14 .....................................................................     500,000       503,035

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Wylie ISD, GO,
    Pre-Refunded, 7.00%, 8/15/24 ...................................................................... $   210,000  $    265,101
    Pre-Refunded, 7.00%, 8/15/24 ......................................................................     450,000       568,076
    Refunding, 7.00%, 8/15/24 .........................................................................     340,000       402,013
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $103,647,704) ......................................................               103,293,640
                                                                                                                     ------------
a SHORT TERM INVESTMENTS 2.8%
 Lone Star Airport Improvement Authority Revenue, Multiple Mode, Series B-2, Daily VRDN and Put,
    1.93%, 12/01/14 ...................................................................................     600,000       600,000
 Port Arthur Navigation District IDC, American Petrofina Inc., Daily VRDN and Put, 1.90%, 5/01/03 .....     500,000       500,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15 ..............................................................   1,200,000     1,200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ......................................     800,000       800,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,100,000) .......................................................                 3,100,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $106,747,704) 97.6% ..........................................................               106,393,640
 OTHER ASSETS, LESS LIABILITIES 2.4% ..................................................................                 2,610,914
                                                                                                                     ------------
 NET ASSETS 100.0% ....................................................................................              $109,004,554
                                                                                                                     ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.                     99

FINANCIAL HIGHLIGHTS
FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.52     $11.45     $10.79      $11.88     $11.88     $11.65
                                                              ------------------------------------------------------------------
Income from investment operations:

 Net investment incomea ....................................       .27        .56        .59         .59        .60        .62
 Net realized and unrealized gains (losses) ................       .11        .08        .65       (1.09)       .03        .35
                                                              ------------------------------------------------------------------
Total from investment operations ...........................       .38        .64       1.24        (.50)       .63        .97
                                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.28)      (.57)      (.58)       (.59)      (.60)      (.64)
 Net realized gains ........................................        --         --         --          --       (.03)      (.10)
                                                              ------------------------------------------------------------------
Total distributions ........................................      (.28)      (.57)      (.58)       (.59)      (.63)      (.74)
Net asset value, end of period .............................    $11.62     $11.52     $11.45      $10.79     $11.88     $11.88
                                                              ------------------------------------------------------------------

Total returnb ..............................................      3.32%      5.73%     11.80%      (4.31)%     5.40%      8.53%
Ratios/supplemental data

Net assets, end of period (000's) ..........................  $418,449   $395,579   $356,599    $327,235   $379,670   $332,199
Ratios to average net assets:
 Expenses ..................................................       .67%c      .69%       .70%        .68%       .68%       .69%
 Net investment income .....................................      4.74%c     4.88%      5.27%       5.19%      4.98%      5.29%
Portfolio turnover rate ....................................      6.31%     15.36%      8.89%      22.53%      8.90%     12.90%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.62     $11.53     $10.86      $11.95     $11.95     $11.71
                                                              ------------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .24        .50        .53         .53        .53        .57
 Net realized and unrealized gains (losses) ................       .09        .09        .66       (1.09)       .03        .34
                                                              ------------------------------------------------------------------
Total from investment operations ...........................       .33        .59       1.19        (.56)       .56        .91
                                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.24)      (.50)      (.52)       (.53)      (.53)      (.57)
 Net realized gains ........................................        --         --         --          --       (.03)      (.10)
                                                              ------------------------------------------------------------------
Total distributions ........................................      (.24)      (.50)      (.52)       (.53)      (.56)      (.67)
Net asset value, end of period .............................    $11.71     $11.62     $11.53      $10.86     $11.95     $11.95
                                                              ------------------------------------------------------------------

Total returnb ..............................................      2.92%      5.28%     11.23%      (4.82)%     4.78%      7.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $37,731    $33,992    $24,766     $21,454    $22,796    $13,186
Ratios to average net assets:
 Expenses ..................................................      1.21%c     1.24%      1.24%       1.23%      1.24%      1.25%
 Net investment income .....................................      4.20%c     4.34%      4.72%       4.64%      4.42%      4.72%
Portfolio turnover rate ....................................      6.31%     15.36%      8.89%      22.53%      8.90%     12.90%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


100                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.4%
 Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%, 7/01/28 .... $ 5,000,000  $  5,045,650
 Albermarle County IDAR,
    Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ............................................   5,000,000     5,164,200
    University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 ..................   1,125,000     1,151,719
 Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ...............   2,500,000     2,649,350
 Arlington County GO, Public Improvements, 5.00%, 2/01/22 .............................................   2,060,000     2,100,170
 Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
    5.60%, 12/01/25 ...................................................................................   7,650,000     6,397,772
    6.30%, 12/01/25 ...................................................................................   2,000,000     1,831,620
    Series A, 6.55%, 12/01/25 .........................................................................   5,000,000     4,721,000
 Bristol Utility System Revenue, Refunding, FSA Insured, 5.00%, 7/15/21 ...............................   1,245,000     1,278,553
 Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ....................................   1,000,000     1,016,290
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12   3,940,000     4,279,707
 Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
    7/15/19 ...........................................................................................   3,250,000     3,407,073
    7/15/32 ...........................................................................................   8,000,000     8,102,400
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ...............   5,000,000     5,041,600
 Danville IDA,
    Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ...   5,000,000     5,551,150
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .............................     500,000       517,440
 Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ..............   8,000,000     8,254,000
 Fairfax County IDAR, Health Care,
    Inova Health System Project, 6.00%, 8/15/26 .......................................................   5,000,000     5,243,750
    Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ..................................   5,000,000     5,035,450
    Inova Health, Refunding, Series A, 5.00%, 8/15/18 .................................................   2,100,000     2,140,467
 Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .............................................   4,700,000     4,913,192
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..............................   1,000,000     1,067,300
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .............................   1,000,000     1,054,060
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ..........................................   5,000,000     5,408,500
 Fairfax County Water Authority Water Revenue, Refunding, 5.00%, 4/01/27 ..............................   9,250,000     9,291,533
 Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA Insured,
    6.50%, 12/01/09 ...................................................................................   2,040,000     2,300,712
 Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation, Refunding,
    AMBAC Insured, 5.25%, 6/15/23 .....................................................................  10,000,000    10,187,500
 Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ..............   1,715,000     1,799,652
 Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center Expansion Project,
    6.125%, 6/15/29 ...................................................................................   8,000,000     8,746,800
    6.25%, 6/15/32 ....................................................................................   8,175,000     8,998,304
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 .............................................................     830,000       867,441
    Series A, 6.50%, 10/01/23 .........................................................................   1,000,000     1,039,200
 Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
    6.50%, 12/01/12 ...................................................................................   3,000,000     3,074,910
 Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
    Series A, GNMA Secured, 6.00%, 1/20/26 ............................................................   1,060,000     1,111,876
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%, 7/01/28   10,000,000    10,064,500
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ..........................   4,175,000     4,243,470
 Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ........................................................   1,000,000     1,091,070
 Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc., Series A,
    5.875%, 3/01/17 ...................................................................................   1,000,000       933,900
 Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry, Refunding,
    6.00%, 1/01/27 ....................................................................................   1,250,000     1,428,300
 Isle Wight County IDA, Environmental Improvement Revenue, International Paper Company Project,
    Series A, 6.60%, 5/01/24 ..........................................................................   2,000,000     2,129,620
 Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ....................   4,155,000     4,268,805
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ..........................   3,000,000     3,066,450
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 ...........   3,000,000     3,155,520
 Loudoun County IDAR, Hospital Revenue, Loudoun Hospital Center, Series A, 6.10%, 6/01/32 .............   1,500,000     1,514,535
 Loudoun County Sanitation Authority Water and Sewer Revenue,
    Refunding, FGIC Insured, 5.125%, 1/01/26 ..........................................................   3,795,000     3,840,692
    Refunding, FGIC Insured, 5.125%, 1/01/30 ..........................................................   5,250,000     5,301,818
    Series 96, FGIC Insured, 5.25%, 1/01/26 ...........................................................   6,500,000     6,621,940
    Series 96, FGIC Insured, 5.25%, 1/01/30 ...........................................................   1,000,000     1,016,590

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ............... $ 8,000,000  $  8,130,800
 Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding,
    Series A, GNMA Secured, 6.20%, 7/20/27 ............................................................   1,000,000     1,053,950
 Metropolitan Washington D.C. Airports Authority General Airport Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ................................................   5,000,000     4,957,450
    Series A, 5.375%, 10/01/23 ........................................................................   3,000,000     3,051,900
    Series B, 5.75%, 10/01/20 .........................................................................   6,000,000     6,334,140
 Metropolitan Washington DC Airports Authority System, Series B, FGIC Insured, 5.25%, 10/01/32 ........   6,655,000     6,785,105
 Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
    5.875%, 8/01/21 ...................................................................................   1,420,000     1,566,317
    6.10%, 8/01/26 ....................................................................................   1,725,000     1,910,386
 Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ........................   1,000,000     1,064,360
 Newport News GO, 4.75%, 8/15/20 ......................................................................   3,905,000     3,964,903
 Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured, 6.25%, 8/01/36   2,960,000     3,147,575
 Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA Secured, 5.85%,
    12/20/30 ..........................................................................................   4,060,000     4,240,629
 Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ...........................   1,440,000     1,443,442
 Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 ................   3,000,000     3,043,440
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 .........................................   2,000,000     2,089,620
 Norfolk Water Revenue,
    MBIA Insured, 5.90%, 11/01/25 .....................................................................   5,000,000     5,422,950
    Refunding, FGIC Insured, 4.75%, 11/01/20 ..........................................................   1,250,000     1,265,675
 Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34 ............   1,000,000     1,000,810
 Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project, Refunding,
    7.375%, 6/01/20 ...................................................................................   5,480,000     5,625,658
 Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ............................................................      50,000        62,062
 Powhatan Co. EDA, Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 ............   1,000,000     1,027,510
 Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, 6.00%, 12/01/33 .....   2,340,000     2,441,626
  Prince William County Service Authority Water and Sewer Systems Revenue, FGIC Insured, 5.50%, 7/01/29   5,000,000     5,219,600
 Puerto Rico Commonwealth GO, Public Improvement, Series A,
    5.125%, 7/01/31 ...................................................................................   5,000,000     5,033,150
    FGIC Insured, 5.00%, 7/01/32 ......................................................................  17,000,000    17,196,180
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    5.50%, 7/01/36 ....................................................................................   4,500,000     4,759,200
    Pre-Refunded, 6.00%, 7/01/22 ......................................................................   2,000,000     2,304,680
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
    5.375%, 7/01/36 ...................................................................................   5,000,000     5,135,950
    5.25%, 7/01/38 ....................................................................................   3,000,000     3,041,160
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      20,000        20,156
    7.75%, 7/01/08 ....................................................................................     185,000       186,406
    AMBAC Insured, 5.00%, 7/01/28 .....................................................................   5,000,000     5,057,700
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ...........   5,910,000     6,103,316
 Puerto Rico Electric Power Authority Revenue, Refunding, Series Z, 5.25%, 7/01/21 ....................   1,500,000     1,521,075
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ........................................................   1,740,000     1,740,783
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ............................      20,000        23,777
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   5,000,000     5,143,750
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25 .......   1,000,000     1,056,760
 Richmond GO, FGIC Insured, 5.00%, 7/15/19 ............................................................   3,690,000     3,832,434
 Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 .............   4,400,000     4,546,344
 Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%, 8/01/22 .......   2,000,000     2,037,340
 Richmond Public Utility Revenue, Refunding, FSA Insured, 5.00%, 1/15/33 ..............................   7,000,000     7,030,730
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
    5.25%, 6/01/22 ....................................................................................   6,500,000     6,688,825
    5.40%, 6/01/27 ....................................................................................   6,800,000     7,035,960
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ..........................................................................................   1,500,000     1,579,695
    10/01/18 ..........................................................................................   1,500,000     1,555,500
 Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ...............................................   1,865,000     1,941,987
 Virginia College Building Authority Educational Facilities Revenue GO, Regent University Project,
    MBIA Insured, 5.125%, 10/01/21 ....................................................................   5,000,000     5,162,750


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Virginia College Building Authority Educational Facilities Revenue,
    21st Century College Program, 5.00%, 2/01/21 ...................................................... $ 1,000,000  $  1,023,310
    Hampton University Project, 6.00%, 4/01/20 ........................................................   1,500,000     1,665,915
    Washington and Lee University, 5.75%, 1/01/19 .....................................................      50,000        52,641
 Virginia College Building Authority Virginia Educational Facilities Revenue GO, Regent University
    Project, MBIA Insured, 5.125%, 10/01/31 ...........................................................   3,000,000     3,051,060
 Virginia Commonwealth Transportation Board Transportation Revenue, U.S. Route 58 Corridor
    Development Program, Series B, 5.00%, 5/15/24 .....................................................   2,000,000     2,012,480
 Virginia State Commonwealth Transportation Board Transportation Revenue, US Route 58 Corridor
    Development Project, Series B, 5.00%, 5/15/26 .....................................................  10,000,000    10,048,300
 Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub Series J-1, MBIA Insured,
    5.20%, 7/01/19 ....................................................................................   5,000,000     5,153,000
 Virginia State HDA,
    Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ...................................   2,000,000     2,107,480
    Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ...................................     400,000       414,016
    MFH, Series C, 5.30%, 11/01/16 ....................................................................   1,000,000     1,036,080
    MFH, Series F, 7.10%, 5/01/13 .....................................................................   8,460,000     8,575,733
    MFH, Series H, 5.55%, 5/01/15 .....................................................................   1,000,000     1,055,440
    Rental Housing, Series J, 5.80%, 2/01/19 ..........................................................   2,000,000     2,094,120
    Rental Housing, Series L, 5.75%, 2/01/15 ..........................................................   1,000,000     1,072,080
    SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 .....................................................   2,000,000     2,006,880
 Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
    8/01/20 ...........................................................................................   3,000,000     3,101,880
    8/01/21 ...........................................................................................   4,000,000     4,107,160
 Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
    8/01/22 ...........................................................................................   2,000,000     2,036,460
    8/01/26 ...........................................................................................  10,925,000    11,003,988
 Virginia State Resource Authority Airport Revenue, Revolving Fund, Series A, 5.00%, 8/01/27 ..........   3,000,000     3,005,970
 Virginia State Resources Authority Water and Sewer System Revenue,
    Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ...............................................      45,000        47,590
    Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ...............................................      10,000        10,780
    Rapidan Service Authority, Refunding, 5.30%, 10/01/18 .............................................   1,610,000     1,704,217
    Tuckahoe Service District Project, 5.00%, 11/01/35 ................................................   2,000,000     2,003,480
 Virginia State Transportation Board Transportation Contract Revenue, U.S. Route 28 Project,
    Refunding, 6.50%, 4/01/18 .........................................................................   9,000,000     9,218,700
 Washington County IDA, College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ..   3,295,000     3,371,015
 West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding, Series B,
    6.25%, 3/01/19 ....................................................................................   2,475,000     2,221,585
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
    Asset Guaranteed,
    6.80%, 10/01/24 ...................................................................................     185,000       205,557
    Pre-Refunded, 6.80%, 10/01/24 .....................................................................   1,000,000     1,126,010
 York County Sewer Revenue, 5.875%,
    6/01/24 ...........................................................................................     500,000       539,920
    6/01/29 ...........................................................................................   1,500,000     1,616,146
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $430,959,611) ......................................................               448,742,060
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.1%
 Alexandria Redevelopment and Housing Authority Residential Care Facility Revenue, First Mortgage,
    Goodwin House Inc., Series B,  Daily VRDN and Put, 1.75%, 10/01/06 ................................ $ 1,100,000  $  1,100,000
 Petersburg Hospital Authority Revenue, Hospital Facility, Southside Regional, Daily VRDN and Put,
    1.75%, 7/01/17 ....................................................................................     200,000       200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15 ..............................................................     700,000       700,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put,1.25%, 7/01/28 .................................................     500,000       500,000
 Richmond Redevelopment and Housing Authority Housing Revenue, Belmont Apartments Project,
    Refunding, Weekly VRDN and Put, 1.35%, 4/01/07 ....................................................     195,000       195,000
 Roanoke IDA, Hospital Revenue, Roanoke Memorial Hospital Project,
    Series C, Weekly VRDN and Put, 1.75%, 7/01/19 .....................................................   2,240,000     2,240,000
    Series D, Daily VRDN and Put, 1.75%, 7/01/19 ......................................................     250,000       250,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,185,000) .......................................................                 5,185,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $436,144,611) 99.5% ..........................................................               453,927,060
 OTHER ASSETS, LESS LIABILITIES .5% ...................................................................                 2,252,910
                                                                                                                     ------------
 NET ASSETS 100.0% ....................................................................................              $456,179,970
                                                                                                                     ------------


See glossary of terms on page 105.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


104                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES     -Adjustable Convertible Exempt Securities
AMBAC    -American Municipal Bond Assurance Corp.
BAN      -Bond Anticipation Noted
CDA      -Community Development Authority/Agency
CDAR     -Community Development Authority/Agency Revenue
CDD      -Community Development District
COP      -Certificate of Participation
EDA      -Economic Development Authority
EDC      -Economic Development Corp.
EDR      -Economic Development Revenue
ETM      -Escrow to Maturity
FGIC     -Financial Guaranty Insurance Co.
FHA      -Federal Housing Authority/Agency
FNMA     -Federal National Mortgage Association
FSA      -Financial Security Assistance
GNMA     -Government National Mortgage Association
GO       -General Obligation
HDA      -Housing Development Authority/Agency
HDC      -Housing Development Corporation
HFA      -Housing Finance Authority/Agency
HFAR     -Housing Finance Authority Revenue
HFC      -Housing Finance Corp.
HMR      -Housing Mortgage Revenue
IDA      -Industrial Development Authority/Agency
IDAR     -Industrial Development Authority/Agency Revenue
IDB      -Industrial Development Board
IDBR     -Industrial Development Board Revenue
IDC      -Industrial Development Corp.
IDR      -Industrial Development Revenue
ISD      -Independent School District
LLC      -Limited Liability Corporation
MAC      -Municipal Assistance Corporation
MBIA     -Municipal Bond Investors Assurance Corp.
MF       -Multi-Family
MFH      -Multi-Family Housing
MFHR     -Multi-Family Housing Revenue
MFMR     -Multi-Family Mortgage Revenue
MFR      -Multi-Family Revenue
PBA      -Public Building Authority
PCFA     -Pollution Control Financing Authority
PCR      -Pollution Control Revenue
PFAR     -Public Financing Authority Revenue
SF       -Single Family
SFHR     -Single Family Housing Revenue
SFM      -Single Family Mortgage
SFMHR    -Single Family Mortgage Housing Revenue
SFMR     -Single Family Mortgage Revenue
SFR      -Single Family Revenue
VHA      -Veterans Housing Administration
VRDN     -Variable Rate Demand Note
ZERO CPN.-zero coupon

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2002 (UNAUDITED)


                                                                                         FRANKLIN                 FRANKLIN
                                                                                     ALABAMA TAX-FREE        FLORIDA TAX-FREE
                                                                                        INCOME FUND             INCOME FUND
                                                                                    -------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................       $231,113,467          $1,655,652,719
                                                                                       -------------------------------------
  Value ........................................................................        242,656,727           1,769,079,785
 Cash ..........................................................................            126,649                 224,795
 Receivables:
  Capital shares sold ..........................................................            392,838               4,302,337
  Interest .....................................................................          3,647,300              26,747,395
                                                                                       -------------------------------------
      Total assets .............................................................        246,823,514           1,800,354,312
                                                                                       -------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................                 --              19,365,076
  Capital shares redeemed ......................................................            595,219               2,587,977
  Affiliates ...................................................................            164,651               1,017,705
  Shareholders .................................................................             67,826                 905,579
 Distributions to shareholders .................................................            313,986               2,282,280
 Other liabilities .............................................................                 --                  29,891
                                                                                       -------------------------------------
      Total liabilities ........................................................          1,141,682              26,188,508
                                                                                       -------------------------------------
       Net assets, at value ....................................................       $245,681,832          $1,774,165,804
                                                                                       -------------------------------------
Net assets consist of:
 Undistributed net investment income ...........................................       $   (227,447)         $   (1,507,284)
 Net unrealized appreciation ...................................................         11,543,260             113,427,066
 Accumulated net realized loss .................................................        (10,173,083)             (7,579,466)
 Capital shares ................................................................        244,539,102           1,669,825,488
                                                                                       -------------------------------------
       Net assets, at value ....................................................       $245,681,832          $1,774,165,804
                                                                                       -------------------------------------

CLASS A:
 Net assets, at value ..........................................................       $224,502,036          $1,628,331,227
                                                                                       -------------------------------------
 Shares outstanding ............................................................         19,817,944             137,330,770
                                                                                       -------------------------------------
 Net asset value per sharea ....................................................             $11.33                  $11.86
                                                                                       -------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..             $11.83                  $12.39
                                                                                       -------------------------------------
CLASS B:
 Net assets, at value ..........................................................                 --          $   43,597,776
                                                                                       -------------------------------------
 Shares outstanding ............................................................                 --               3,658,329
                                                                                       -------------------------------------
 Net asset value and maximum offering price per share ..........................                 --                  $11.92
                                                                                       -------------------------------------
CLASS C:
 Net assets, at value ..........................................................       $ 21,179,796          $  102,236,801
                                                                                       -------------------------------------
 Shares outstanding ............................................................          1,857,435               8,535,987
                                                                                       -------------------------------------
 Net asset value per sharea ....................................................             $11.40                  $11.98
                                                                                       -------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....             $11.52                  $12.10
                                                                                       -------------------------------------




                                                                                          FRANKLIN               FRANKLIN
                                                                                      GEORGIA TAX-FREE      KENTUCKY TAX-FREE
                                                                                         INCOME FUND            INCOME FUND
                                                                                    -----------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................        $188,600,477          $ 98,245,572
                                                                                       -------------------------------------
  Value ........................................................................         197,667,332           102,030,856
 Cash ..........................................................................             490,085             1,471,912
 Receivables:
  Capital shares sold ..........................................................             190,074               293,188
  Interest .....................................................................           2,835,951             1,374,157
                                                                                        -----------------------------------
      Total assets .............................................................         201,183,442           105,170,113
                                                                                        -----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................                  --                    --
  Capital shares redeemed ......................................................             859,789                16,000
  Affiliates ...................................................................             147,239                51,310
  Shareholders .................................................................              55,015                43,375
 Distributions to shareholders .................................................             271,680               130,736
 Other liabilities .............................................................               3,400                 3,693
                                                                                        -----------------------------------
      Total liabilities ........................................................           1,337,123               245,114
                                                                                        -----------------------------------
       Net assets, at value ....................................................        $199,846,319          $104,924,999
                                                                                        -----------------------------------
Net assets consist of:
 Undistributed net investment income ...........................................        $   (193,202)         $    (75,866)
 Net unrealized appreciation ...................................................           9,066,855             3,785,284
 Accumulated net realized loss .................................................          (2,261,898)           (1,462,913)
 Capital shares ................................................................         193,234,564           102,678,494
                                                                                        -----------------------------------
       Net assets, at value ....................................................        $199,846,319          $104,924,999
                                                                                        -----------------------------------
CLASS A:
 Net assets, at value ..........................................................        $170,395,729          $104,924,999
                                                                                        -----------------------------------
 Shares outstanding ............................................................          14,296,758             9,303,117
                                                                                        -----------------------------------
 Net asset value per sharea ....................................................              $11.92                $11.28
                                                                                        -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..              $12.45                $11.78
                                                                                        -----------------------------------
CLASS B:
 Net assets, at value ..........................................................                  --                    --
                                                                                        -----------------------------------
 Shares outstanding ............................................................                  --                    --
                                                                                        -----------------------------------
 Net asset value and maximum offering price per share ..........................                  --                    --
                                                                                        -----------------------------------
CLASS C:
 Net assets, at value ..........................................................        $ 29,450,590                    --
                                                                                        -----------------------------------
 Shares outstanding ............................................................           2,452,827                    --
                                                                                        -----------------------------------
 Net asset value per sharea ....................................................              $12.01                    --
                                                                                        -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....              $12.13                    --
                                                                                        -----------------------------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

106                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)


                                                                                         FRANKLIN                FRANKLIN
                                                                                    LOUISIANA TAX-FREE       MARYLAND TAX-FREE
                                                                                        INCOME FUND             INCOME FUND
                                                                                    -----------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................      $ 185,757,567          $  323,706,777
                                                                                      --------------------------------------
  Value ........................................................................        193,793,375             341,538,685
 Cash ..........................................................................            724,729                 623,814
 Receivables:
  Capital shares sold ..........................................................            171,345               1,236,205
  Interest .....................................................................          2,939,656               4,564,850
                                                                                      --------------------------------------
      Total assets .............................................................        197,629,105             347,963,554
                                                                                      --------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................          3,505,180                      --
  Capital shares redeemed ......................................................             22,764                 726,157
  Affiliates ...................................................................            129,714                 221,776
  Shareholders .................................................................             65,364                 141,053
 Distributions to shareholders .................................................            245,910                 428,151
 Other liabilities .............................................................                 --                      --
                                                                                      --------------------------------------
      Total liabilities ........................................................          3,968,932               1,517,137
                                                                                      --------------------------------------
       Net assets, at value ....................................................      $ 193,660,173          $  346,446,417
                                                                                      --------------------------------------

Net assets consist of:
 Undistributed net investment income ...........................................      $    (137,089)         $       18,303
 Net unrealized appreciation ...................................................          8,035,808              17,831,908
 Accumulated net realized loss .................................................         (1,503,352)             (2,029,149)
 Capital shares ................................................................        187,264,806             330,625,355
                                                                                      --------------------------------------
       Net assets, at value ....................................................      $ 193,660,173          $  346,446,417
                                                                                      --------------------------------------
CLASS A:
 Net assets, at value ..........................................................      $ 175,125,005          $  304,064,510
                                                                                      --------------------------------------
 Shares outstanding ............................................................         15,239,578              26,006,370
                                                                                      --------------------------------------
 Net asset value per sharea ....................................................             $11.49                  $11.69
                                                                                      --------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..             $12.00                  $12.21
                                                                                      --------------------------------------
CLASS C:
 Net assets, at value ..........................................................      $  18,535,168          $   42,381,907
                                                                                      --------------------------------------
 Shares outstanding ............................................................          1,600,329               3,588,634
                                                                                      --------------------------------------
 Net asset value per sharea ....................................................             $11.58                  $11.81
                                                                                      --------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....             $11.70                  $11.93
                                                                                      --------------------------------------



                                                                                                             FRANKLIN
                                                                                        FRANKLIN           NORTH CAROLINA
                                                                                    MISSOURI TAX-FREE         TAX-FREE
                                                                                       INCOME FUND           INCOME FUND
                                                                                    --------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................       $470,227,800          $448,554,056
                                                                                       -----------------------------------
  Value ........................................................................        493,279,839           472,083,735
 Cash ..........................................................................             52,231                50,481
 Receivables:
  Capital shares sold ..........................................................          1,495,383               761,073
  Interest .....................................................................          7,161,115             5,981,666
                                                                                       -----------------------------------
      Total assets .............................................................        501,988,568           478,876,955
Liabilities:
 Payables:
  Investment securities purchased ..............................................          1,750,913               988,385
  Capital shares redeemed ......................................................            183,976               708,054
  Affiliates ...................................................................            311,610               308,849
  Shareholders .................................................................            201,503               171,356
 Distributions to shareholders .................................................            618,101               577,595
 Other liabilities .............................................................                 --                16,117
                                                                                       -----------------------------------
      Total liabilities ........................................................          3,066,103             2,770,356
                                                                                       -----------------------------------
       Net assets, at value ....................................................       $498,922,465          $476,106,599

Net assets consist of:
 Undistributed net investment income ...........................................       $   (307,033)         $   (229,902)
 Net unrealized appreciation ...................................................         23,052,040            23,529,679
 Accumulated net realized loss .................................................         (1,946,259)           (3,533,370)
 Capital shares ................................................................        478,123,717           456,340,192
                                                                                       -----------------------------------
       Net assets, at value ....................................................       $498,922,465          $476,106,599
                                                                                       -----------------------------------
CLASS A:
 Net assets, at value ..........................................................       $449,301,635          $405,289,976
                                                                                       -----------------------------------
 Shares outstanding ............................................................         37,012,606            33,432,684
                                                                                       -----------------------------------
 Net asset value per sharea ....................................................             $12.14                $12.12
                                                                                       -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..             $12.68                $12.66
                                                                                       -----------------------------------
CLASS C:
 Net assets, at value ..........................................................       $ 49,620,830          $ 70,816,623
                                                                                       -----------------------------------
 Shares outstanding ............................................................          4,067,839             5,793,982
                                                                                       -----------------------------------
 Net asset value per sharea ....................................................             $12.20                $12.22
                                                                                       -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....             $12.32                $12.34
                                                                                       -----------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.                    107

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)


                                                                                            FRANKLIN          FRANKLIN
                                                                                          TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                                                           INCOME FUND       INCOME FUND
                                                                                          ---------------------------------
Assets:
 Investments in securities:
  Cost ................................................................................     $106,747,704    $436,144,611
                                                                                            -----------------------------
  Value ...............................................................................      106,393,640     453,927,060
 Cash .................................................................................          890,738          14,821
 Receivables:
  Capital shares sold .................................................................          210,180         877,535
  Interest ............................................................................        1,854,870       5,687,887
                                                                                            -----------------------------
      Total assets ....................................................................      109,349,428     460,507,303
                                                                                            -----------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................               --       3,032,500
  Capital shares redeemed .............................................................            8,860         308,831
  Affiliates ..........................................................................           81,758         278,510
  Shareholders ........................................................................          108,366         137,660
 Distributions to shareholders ........................................................          143,622         569,832
 Other liabilities ....................................................................            2,268              --
                                                                                            -----------------------------
      Total liabilities ...............................................................          344,874       4,327,333
                                                                                            -----------------------------
       Net assets, at value ...........................................................     $109,004,554    $456,179,970
                                                                                            -----------------------------
Net assets consist of:
 Undistributed net investment income ..................................................     $   (103,414)   $   (241,794)
 Net unrealized appreciation (depreciation) ...........................................         (354,065)     17,782,449
 Accumulated net realized loss ........................................................       (2,131,692)     (4,510,751)
 Capital shares .......................................................................      111,593,725     443,150,066
                                                                                            -----------------------------
       Net assets, at value ...........................................................     $109,004,554    $456,179,970
                                                                                            -----------------------------
CLASS A:
 Net assets, at value .................................................................     $103,917,374    $418,448,669
                                                                                            -----------------------------
 Shares outstanding ...................................................................        9,861,467      36,015,649
                                                                                            -----------------------------
 Net asset value per sharea ...........................................................           $10.54          $11.62
                                                                                            -----------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) .........           $11.01          $12.14
                                                                                            -----------------------------
CLASS C:
 Net assets, at value .................................................................      $ 5,087,180    $ 37,731,301
                                                                                            -----------------------------
 Shares outstanding ...................................................................          475,425       3,221,046
                                                                                            -----------------------------
 Net asset value per sharea ...........................................................           $10.70          $11.71
                                                                                            -----------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) ............           $10.81          $11.83
                                                                                            -----------------------------

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



108                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 31, 2002 (UNAUDITED)


                                                                 FRANKLIN         FRANKLIN           FRANKLIN           FRANKLIN
                                                             ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                                INCOME FUND      INCOME FUND        INCOME FUND       INCOME FUND
                                                            ------------------------------------------------------------------------
Investment income:
 Interest ................................................      $6,614,466       $48,068,641        $5,376,074        $2,654,651
                                                            ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................         653,065         4,012,405           547,295           311,006
 Distribution fees (Note 3)
  Class A ................................................         108,636           805,944            84,070            49,849
  Class B ................................................              --           120,742                --                --
  Class C ................................................          62,961           307,788            85,848                --
 Transfer agent fees (Note 3) ............................          51,670           310,571            47,683            18,466
 Custodian fees ..........................................           1,168             8,610               979               486
 Reports to shareholders .................................           8,867            41,535             7,538             5,175
 Registration and filing fees ............................           3,651            11,251             3,295             1,053
 Professional fees .......................................           7,350            17,590             6,983             6,473
 Trustees' fees and expenses .............................           1,292             9,358             1,029               500
 Other ...................................................           8,333            33,653             8,185             6,506
                                                            ------------------------------------------------------------------------
      Total expenses .....................................         906,993         5,679,447           792,905           399,514
      Expenses waived/paid by affiliate (Note 3) .........              --                --                --          (100,967)
                                                            ------------------------------------------------------------------------
       Net expenses ......................................         906,993         5,679,447           792,905           298,547
                                                            ------------------------------------------------------------------------
        Net investment income ............................       5,707,473        42,389,194         4,583,169         2,356,104
                                                            ------------------------------------------------------------------------
Realized and unrealized gains (losses):

  Net realized gain (loss) from investments ..............        (860,648)        5,464,680            43,475            57,772
  Net unrealized appreciation on investments .............       3,388,774        16,199,345           958,881         1,360,391
                                                            ------------------------------------------------------------------------
Net realized and unrealized gain .........................       2,528,126        21,664,025         1,002,356         1,418,163
                                                            ------------------------------------------------------------------------
Net increase in net assets resulting from operations .....      $8,235,599       $64,053,219        $5,585,525        $3,774,267
                                                            ------------------------------------------------------------------------

                     See notes to financial statements.                      109

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE PERIOD ENDED AUGUST 31, 2002 (UNAUDITED)

                                                                                                                         FRANKLIN
                                                                 FRANKLIN            FRANKLIN           FRANKLIN      NORTH CAROLINA
                                                            LOUISIANA TAX-FREE   MARYLAND TAX-FREE  MISSOURI TAX-FREE    TAX-FREE
                                                                INCOME FUND         INCOME FUND        INCOME FUND     INCOME FUND
                                                            ------------------------------------------------------------------------
Investment income:
 Interest .................................................     $5,255,104         $ 8,803,482         $13,011,213     $12,229,651
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................        530,323             860,608           1,199,479       1,152,792
 Distribution fees (Note 3)
  Class A .................................................         83,944             144,932             216,949         197,332
  Class C .................................................         55,419             117,257             141,127         200,839
 Transfer agent fees (Note 3) .............................         38,594              77,753             105,502          98,720
 Custodian fees ...........................................            905               1,503               2,297           2,116
 Reports to shareholders ..................................          6,286              11,306              14,489          14,950
 Registration and filing fees .............................          1,727               3,824               5,110           3,004
 Professional fees ........................................          5,108               8,363               8,728           9,869
 Trustees' fees and expenses ..............................          1,040               1,359               2,316           2,278
 Other ....................................................          6,971               9,124              12,988          12,522
                                                              ----------------------------------------------------------------------
      Total expenses ......................................        730,317           1,236,029           1,708,985       1,694,422
                                                              ----------------------------------------------------------------------
        Net investment income .............................      4,524,787           7,567,453          11,302,228      10,535,229
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...............         76,470              29,840            (207,533)        473,483
  Net unrealized appreciation on investments ..............      1,750,984           5,219,671           6,199,825       6,099,788
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain ..........................      1,827,454           5,249,511           5,992,292       6,573,271
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations ......     $6,352,241         $12,816,964         $17,294,520     $17,108,500
                                                              ----------------------------------------------------------------------


110                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE PERIOD ENDED AUGUST 31, 2002 (UNAUDITED)


                                                                    FRANKLIN           FRANKLIN
                                                                 TEXAS TAX-FREE    VIRGINIA TAX-FREE
                                                                   INCOME FUND        INCOME FUND
                                                                 ----------------------------------
Investment income:
 Interest .................................................        $3,119,241         $11,873,074
                                                                 ----------------------------------
Expenses:
 Management fees (Note 3) .................................           329,815           1,109,020
 Distribution fees (Note 3)
  Class A .................................................            46,421             201,477
  Class C .................................................            14,773             113,269
 Transfer agent fees (Note 3) .............................            28,812             105,530
 Custodian fees ...........................................               543               2,122
 Reports to shareholders ..................................             5,207              13,346
 Registration and filing fees .............................             9,503               3,740
 Professional fees ........................................             7,000              10,132
 Trustees' fees and expenses ..............................               520               2,149
 Other ....................................................             5,139              12,259
                                                                 ----------------------------------
      Total expenses ......................................           447,733           1,573,044
                                                                 ----------------------------------
       Net investment income ..............................         2,671,508          10,300,030
                                                                 ----------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...............          (260,058)            384,657
  Net unrealized appreciation on investments ..............           646,340           3,440,783
                                                                 ----------------------------------
Net realized and unrealized gain ..........................           386,282           3,825,440
                                                                 ----------------------------------
Net increase in net assets resulting from operations ......        $3,057,790         $14,125,470
                                                                 ----------------------------------

                     See notes to financial statements.                      111

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002
(UNAUDITED) AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                             FRANKLIN ALABAMA
                                                                           TAX-FREE INCOME FUND
                                                                    -----------------------------------
                                                                       SIX MONTHS           YEAR
                                                                          ENDED             ENDED
                                                                    AUGUST 31, 2002   FEBRUARY 28, 2002
                                                                    -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................  $  5,707,473        $ 11,429,693
  Net realized gain (loss) from investments ......................      (860,648)             45,720
  Net unrealized appreciation on investments .....................     3,388,774           2,751,996
                                                                    ----------------------------------
      Net increase in net assets resulting from operations .......     8,235,599          14,227,409

 Distributions to shareholders from:
  Net investment income:
   Class A .......................................................    (5,335,996)        (10,700,336)
   Class B .......................................................            --                  --
   Class C .......................................................      (427,694)           (703,000)
                                                                    ----------------------------------
 Total distributions to shareholders .............................    (5,763,690)        (11,403,336)
 Capital share transactions: (Note 2)
   Class A .......................................................     6,606,728           2,823,374
   Class B .......................................................            --                  --
   Class C .......................................................     2,492,529           3,790,063
                                                                    ----------------------------------
 Total capital share transactions ................................     9,099,257           6,613,437
      Net increase in net assets .................................    11,571,166           9,437,510
Net assets

 Beginning of period .............................................   234,110,666         224,673,156
                                                                    ----------------------------------
 End of period ...................................................  $245,681,832        $234,110,666
                                                                    ----------------------------------
Undistributed net investment income included in net assets:
 End of period ...................................................  $   (227,447)       $   (171,230)
                                                                    ----------------------------------


                                                                           FRANKLIN FLORIDA
                                                                         TAX-FREE INCOME FUND
                                                                    ----------------------------------
                                                                      SIX MONTHS           YEAR
                                                                         ENDED            ENDED
                                                                    AUGUST 31, 2002  FEBRUARY 28, 2002
                                                                    ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................  $   42,389,194     $   83,916,859
  Net realized gain (loss) from investments ......................       5,464,680           (152,470)
  Net unrealized appreciation on investments .....................      16,199,345         27,147,509
                                                                    -----------------------------------
      Net increase in net assets resulting from operations .......      64,053,219        110,911,898

 Distributions to shareholders from:
  Net investment income:
   Class A .......................................................     (39,881,163)       (80,840,667)
   Class B .......................................................        (808,610)          (828,398)
   Class C .......................................................      (2,069,341)        (3,731,440)
                                                                    -----------------------------------
 Total distributions to shareholders .............................     (42,759,114)       (85,400,505)
 Capital share transactions: (Note 2)
   Class A .......................................................        (998,351)        47,425,161
   Class B .......................................................      12,104,647         23,155,744
   Class C .......................................................      10,048,910         15,424,527
                                                                    -----------------------------------
 Total capital share transactions ................................      21,155,206         86,005,432
      Net increase in net assets .................................      42,449,311        111,516,825
Net assets

 Beginning of period .............................................   1,731,716,493      1,620,199,668
                                                                    -----------------------------------
 End of period ...................................................  $1,774,165,804     $1,731,716,493
                                                                    -----------------------------------
Undistributed net investment income included in net assets:
 End of period ...................................................  $   (1,507,284)    $   (1,137,364)
                                                                    -----------------------------------




112                        See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                        FRANKLIN GEORGIA
                                                                      TAX-FREE INCOME FUND
                                                                -----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                    ENDED              ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 20022
                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................... $  4,583,169        $  8,934,087
  Net realized gain (loss) from investments ...................       43,475             369,743
  Net unrealized appreciation on investments ..................      958,881           1,716,012
                                                                ----------------------------------
      Net increase in net assets resulting from operations ....    5,585,525          11,019,842

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................   (4,023,755)         (8,112,422)
   Class C ....................................................     (562,747)           (876,577)
                                                                ----------------------------------
 Total distributions to shareholders ..........................   (4,586,502)         (8,988,999)
 Capital share transactions: (Note 2)
   Class A ....................................................       95,689           4,313,986
   Class C ....................................................    4,590,305           7,683,794
                                                                ----------------------------------
 Total capital share transactions .............................    4,685,994          11,997,780
      Net increase in net assets ..............................    5,685,017          14,028,623
Net assets

 Beginning of period ..........................................  194,161,302         180,132,679
                                                                ----------------------------------
 End of period ................................................ $199,846,319        $194,161,302
                                                                ----------------------------------
Undistributed net investment income included in net assets:
 End of period ................................................ $   (193,202)       $   (189,869)
                                                                ----------------------------------

                                                                       FRANKLIN KENTUCKY
                                                                     TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                    ENDED             ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................... $  2,356,104        $ 4,278,172
  Net realized gain (loss) from investments ...................       57,772           (401,781)
  Net unrealized appreciation on investments ..................    1,360,391          1,181,237
                                                               ----------------------------------
      Net increase in net assets resulting from operations ....    3,774,267          5,057,628

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................   (2,365,233)        (4,305,155)
   Class C ....................................................           --                 --
                                                               ----------------------------------
 Total distributions to shareholders ..........................   (2,365,233)        (4,305,155)
 Capital share transactions: (Note 2)
   Class A ....................................................    7,217,041         19,177,584
   Class C ....................................................           --                 --
                                                               ----------------------------------
 Total capital share transactions .............................    7,217,041         19,177,584
      Net increase in net assets ..............................    8,626,075         19,930,057
Net assets

 Beginning of period ..........................................   96,298,924         76,368,867
                                                               ----------------------------------
 End of period ................................................ $104,924,999        $96,298,924
                                                               ----------------------------------
Undistributed net investment income included in net assets:
 End of period ................................................ $    (75,866)       $   (66,737)
                                                               ----------------------------------



                       See notes to financial statements.                    113

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                        FRANKLIN LOUISIANA
                                                                      TAX-FREE INCOME FUND
                                                                ----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                    ENDED             ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $  4,524,787        $  8,672,526
  Net realized gain (loss) from investments ..................        76,470              96,862
  Net unrealized appreciation on investments .................     1,750,984           2,541,561
                                                                ---------------------------------
      Net increase in net assets resulting from operations ...     6,352,241          11,310,949

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................    (4,144,590)         (8,055,779)
   Class C ...................................................      (366,494)           (647,018)
                                                                ---------------------------------
 Total distributions to shareholders .........................    (4,511,084)         (8,702,797)
 Capital share transactions: (Note 2)
   Class A ...................................................     5,566,422          10,775,720
   Class C ...................................................     2,296,379           3,398,647
                                                                ---------------------------------
 Total capital share transactions ............................     7,862,801          14,174,367
      Net increase in net assets .............................     9,703,958          16,782,519
Net assets

 Beginning of period .........................................   183,956,215         167,173,696
                                                                ---------------------------------
 End of period ...............................................  $193,660,173        $183,956,215
                                                                ---------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................  $   (137,089)       $   (150,792)
                                                                ---------------------------------


                                                                       FRANKLIN MARYLAND
                                                                      TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                  SIX MONTHS            YEAR
                                                                    ENDED              ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $  7,567,453       $ 13,907,321
  Net realized gain (loss) from investments ..................         29,840             (4,838)
  Net unrealized appreciation on investments .................      5,219,671          4,043,121
                                                               ----------------------------------
      Net increase in net assets resulting from operations ...     12,816,964         17,945,604

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................     (6,861,841)       (12,838,697)
   Class C ...................................................       (756,502)        (1,158,737)
                                                               ----------------------------------
 Total distributions to shareholders .........................     (7,618,343)       (13,997,434)
 Capital share transactions: (Note 2)
   Class A ...................................................     18,367,821         28,610,176
   Class C ...................................................      8,481,138         10,329,515
                                                               ----------------------------------
 Total capital share transactions ............................     26,848,959         38,939,691
      Net increase in net assets .............................     32,047,580         42,887,861
Net assets

 Beginning of period .........................................    314,398,837        271,510,976
                                                               ----------------------------------
 End of period ...............................................   $346,446,417       $314,398,837
                                                               ----------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................   $     18,303       $     69,193
                                                               ----------------------------------





114                        See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                       FRANKLIN MISSOURI
                                                                     TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                   ENDED              ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $ 11,302,228        $ 21,059,961
  Net realized gain (loss) from investments ..................      (207,533)          1,674,887
  Net unrealized appreciation on investments .................     6,199,825           6,906,721
                                                                ---------------------------------
      Net increase in net assets resulting from operations ...    17,294,520          29,641,569

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................   (10,548,490)        (19,746,184)
   Class C ...................................................      (948,357)         (1,508,866)
                                                                ---------------------------------
 Total distributions to shareholders .........................   (11,496,847)        (21,255,050)
 Capital share transactions: (Note 2)
   Class A ...................................................    18,304,256          44,906,663
   Class C ...................................................     8,012,139          11,630,382
                                                                ---------------------------------
 Total capital share transactions ............................    26,316,395          56,537,045
      Net increase in net assets .............................    32,114,068          64,923,564
Net assets

 Beginning of period .........................................   466,808,397         401,884,833
                                                                ---------------------------------
 End of period ...............................................  $498,922,465        $466,808,397
                                                                ---------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................  $   (307,033)       $   (112,414)
                                                                ---------------------------------





                                                                     FRANKLIN NORTH CAROLINA
                                                                      TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                 SIX MONTHS             YEAR
                                                                   ENDED               ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $ 10,535,229       $ 20,031,161
  Net realized gain (loss) from investments ..................       473,483            616,785
  Net unrealized appreciation on investments .................     6,099,788          6,184,485
                                                                --------------------------------
      Net increase in net assets resulting from operations ...    17,108,500         26,832,431

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................    (9,328,782)       (18,279,079)
   Class C ...................................................    (1,297,343)        (2,178,794)
                                                                --------------------------------
 Total distributions to shareholders .........................   (10,626,125)       (20,457,873)
 Capital share transactions: (Note 2)
   Class A ...................................................    11,407,916         40,469,665
   Class C ...................................................    11,935,078         13,558,636
                                                                --------------------------------
 Total capital share transactions ............................    23,342,994         54,028,301
      Net increase in net assets .............................    29,825,369         60,402,859
Net assets

 Beginning of period .........................................   446,281,230        385,878,371
                                                                --------------------------------
 End of period ...............................................  $476,106,599       $446,281,230
                                                                --------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................  $   (229,902)      $   (139,006)
                                                                --------------------------------


                     See notes to financial statements.                      115

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002




                                                                         FRANKLIN TEXAS
                                                                       TAX-FREE INCOME FUND
                                                                ------------------------------------
                                                                  SIX MONTHS            YEAR
                                                                     ENDED              ENDED
                                                                AUGUST 31, 2002    FEBRUARY 28, 2002
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................... $  2,671,508        $  5,592,163
  Net realized gain (loss) from investments ...................     (260,058)           (280,834)
  Net unrealized appreciation (depreciation) on investments ...      646,340            (797,341)

                                                                ----------------------------------
      Net increase in net assets resulting from operations ....    3,057,790           4,513,988

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................   (2,563,496)         (5,401,583)
   Class C ....................................................      (98,949)           (203,796)
                                                                ----------------------------------
 Total distributions to shareholders ..........................   (2,662,445)         (5,605,379)
 Capital share transactions: (Note 2)
   Class A ....................................................   (1,074,082)          2,659,947
   Class C ....................................................      624,684              (6,028)
                                                                ----------------------------------
 Total capital share transactions .............................     (449,398)          2,653,919
      Net increase (decrease) in net assets ...................      (54,053)          1,562,528
Net assets
 Beginning of period ..........................................  109,058,607         107,496,079
                                                                ----------------------------------
 End of period ................................................ $109,004,554        $109,058,607
                                                                ----------------------------------
Undistributed net investment income included in net assets:
 End of period ................................................ $   (103,414)       $   (112,477)
                                                                ----------------------------------


                                                                       FRANKLIN VIRGINIA
                                                                      TAX-FREE INCOME FUND
                                                                ----------------------------------
                                                                  SIX MONTHS            YEAR
                                                                     ENDED             ENDED
                                                                AUGUST 31, 2002  FEBRUARY 28, 2002
                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................  $ 10,300,030       $ 19,705,700
  Net realized gain (loss) from investments ...................       384,657            347,704
  Net unrealized appreciation (depreciation) on investments ...     3,440,783          2,572,509

                                                                ---------------------------------
      Net increase in net assets resulting from operations ....    14,125,470         22,625,913

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................    (9,606,105)       (18,699,913)
   Class C ....................................................      (738,973)        (1,296,345)
                                                                ---------------------------------
 Total distributions to shareholders ..........................   (10,345,078)       (19,996,258)
 Capital share transactions: (Note 2)
   Class A ....................................................    19,422,679         36,567,051
   Class C ....................................................     3,406,301          9,008,872
                                                                ---------------------------------
 Total capital share transactions .............................    22,828,980         45,575,923
      Net increase (decrease) in net assets ...................    26,609,372         48,205,578
Net assets
 Beginning of period ..........................................   429,570,598        381,365,020
                                                                ---------------------------------
 End of period ................................................  $456,179,970       $429,570,598
                                                                ---------------------------------

Undistributed net investment income included in net assets:
 End of period ................................................  $   (241,794)      $   (196,746)
                                                                ---------------------------------




116                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                                   CLASS A & CLASS C                          CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund Income Fund        Franklin Alabama Tax-Free Income Fund      Franklin Florida Tax-Free Fund
                                                          Franklin Georgia Tax-Free Income
                                                          Fund Franklin Louisiana Tax-Free
                                                          Income Fund Franklin Maryland
                                                          Tax-Free Income Fund Franklin
                                                          Missouri Tax-Free Income Fund
                                                          Franklin North Carolina Tax-Free
                                                          Income Fund Franklin Texas
                                                          Tax-Free Income Fund Franklin
                                                          Virginia Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                                      FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   1,748,488   $ 19,491,866      7,649,600   $  89,097,758
 Shares issued in reinvestment of distributions ...............     201,807      2,249,579      1,083,695      12,614,206
 Shares redeemed ..............................................  (1,357,773)   (15,134,717)    (8,837,326)   (102,710,315)
                                                                 ---------------------------------------------------------
 Net increase (decrease) ......................................     592,522   $  6,606,728       (104,031)    $  (998,351)
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   1,903,329   $ 21,219,760     17,886,258   $ 207,704,465
 Shares issued in reinvestment of distributions ...............     391,557      4,362,372      2,049,033      23,818,937
 Shares redeemed ..............................................  (2,046,047)   (22,758,758)   (15,830,793)   (184,098,241)
                                                                 ---------------------------------------------------------
 Net increase .................................................     248,839   $  2,823,374      4,104,498   $  47,425,161
                                                                 ---------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................                                 1,172,508   $  13,718,412
 Shares issued in reinvestment of distributions ...............                                    35,490         415,455
 Shares redeemed ..............................................                                  (172,773)     (2,029,220)
                                                                                          --------------------------------
 Net increase .................................................                                 1,035,225   $  12,104,647
                                                                                          --------------------------------
Year ended February 28, 2002
 Shares sold ..................................................                                 2,057,412   $  24,027,874
 Shares issued in reinvestment of distributions ...............                                    38,691         452,438
 Shares redeemed ..............................................                                  (113,302)     (1,324,568)
                                                                                          --------------------------------
 Net increase .................................................                                 1,982,801   $  23,155,744
                                                                                          --------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     387,298   $  4,353,906      1,312,185   $  15,457,505
 Shares issued in reinvestment of distributions ...............      16,647        186,853         79,851         939,170
 Shares redeemed ..............................................    (182,154)    (2,048,230)      (540,078)     (6,347,765)
                                                                 ---------------------------------------------------------
 Net increase .................................................     221,791   $  2,492,529        851,958   $  10,048,910
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................     517,391   $  5,806,178      2,227,645   $  26,173,881
 Shares issued in reinvestment of distributions ...............      28,344        317,846        135,605       1,591,562
 Shares redeemed ..............................................    (209,353)    (2,333,961)    (1,050,393)    (12,340,916)
                                                                 ---------------------------------------------------------
 Net increase .................................................     336,382   $  3,790,063      1,312,857   $  15,424,527
                                                                 ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                      FRANKLIN GEORGIA             FRANKLIN KENTUCKY
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   1,101,843   $ 12,958,755        938,967     $10,437,685
 Shares issued in reinvestment of distributions ...............     174,060      2,045,482         91,510       1,014,667
 Shares redeemed ..............................................  (1,271,594)   (14,908,548)      (381,578)     (4,235,311)
                                                                 ---------------------------------------------------------
 Net increase .................................................       4,309       $ 95,689        648,899     $ 7,217,041
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   1,901,825   $ 22,414,349      2,088,267     $23,133,241
 Shares issued in reinvestment of distributions ...............     356,854      4,209,728        179,503       1,987,550
 Shares redeemed ..............................................  (1,888,765)   (22,310,091)      (536,963)     (5,943,207)
                                                                 ---------------------------------------------------------
 Net increase .................................................     369,914   $  4,313,986      1,730,807     $19,177,584
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     479,006   $  5,680,657
 Shares issued in reinvestment of distributions ...............      27,651        327,402
 Shares redeemed ..............................................    (119,599)    (1,417,754)
                                                                 --------------------------
 Net increase .................................................     387,058   $  4,590,305
                                                                 --------------------------
Year ended February 28, 2002
 Shares sold ..................................................     831,761   $  9,898,043
 Shares issued in reinvestment of distributions ...............      40,162        477,352
 Shares redeemed ..............................................    (226,796)    (2,691,601)
                                                                 --------------------------
 Net increase .................................................     645,127   $  7,683,794
                                                                 --------------------------

                                                                     FRANKLIN LOUISIANA            FRANKLIN MARYLAND
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     999,062   $ 11,314,920      2,692,464   $  30,967,816
 Shares issued in reinvestment of distributions ...............     180,773      2,046,641        333,909       3,834,875
 Shares redeemed ..............................................    (689,817)    (7,795,139)    (1,434,079)    (16,434,870)
                                                                 ---------------------------------------------------------
 Net increase .................................................     490,018   $  5,566,422      1,592,294   $  18,367,821
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   2,562,858   $ 28,906,767      4,608,486   $  52,739,853
 Shares issued in reinvestment of distributions ...............     322,698      3,643,943        618,246       7,068,450
 Shares redeemed ..............................................  (1,933,588)   (21,774,990)    (2,731,713)    (31,198,127)
                                                                 ---------------------------------------------------------
 Net increase .................................................     951,968   $ 10,775,720      2,495,019   $  28,610,176
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     216,897   $  2,474,334        916,499   $  10,658,558
 Shares issued in reinvestment of distributions ...............      15,623        178,317         40,800         473,254
 Shares redeemed ..............................................     (31,183)      (356,272)      (229,103)     (2,650,674)
                                                                 ---------------------------------------------------------
 Net increase .................................................     201,337   $  2,296,379        728,196   $   8,481,138
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................     392,037   $  4,458,059      1,107,623   $  12,800,821
 Shares issued in reinvestment of distributions ...............      27,257        310,124         68,404         789,391
 Shares redeemed ..............................................    (120,390)    (1,369,536)      (283,146)     (3,260,697)
                                                                 ---------------------------------------------------------
 Net increase .................................................     298,904   $  3,398,647        892,881   $  10,329,515
                                                                 ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                      FRANKLIN MISSOURI         FRANKLIN NORTH CAROLINA
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ................................................     2,913,196   $ 34,745,282      2,928,847    $ 34,873,803
 Shares issued in reinvestment of distributions .............       419,144      4,993,164        421,092       5,005,908
 Shares redeemed ............................................    (1,803,108)   (21,434,190)    (2,390,597)    (28,471,795)
                                                                 ---------------------------------------------------------
 Net increase ...............................................     1,529,232   $ 18,304,256        959,342    $ 11,407,916
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ................................................     6,106,029   $ 72,567,433      5,920,326    $ 70,188,417
 Shares issued in reinvestment of distributions .............       775,306      9,207,621        804,765       9,534,609
 Shares redeemed ............................................    (3,103,953)   (36,868,391)    (3,312,035)    (39,253,361)
                                                                 ---------------------------------------------------------
 Net increase ...............................................     3,777,382   $ 44,906,663      3,413,056    $ 40,469,665
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ................................................       863,585   $ 10,365,787      1,425,955    $ 17,114,560
 Shares issued in reinvestment of distributions .............        48,458        580,384         64,268         770,274
 Shares redeemed ............................................      (246,161)    (2,934,032)      (497,847)     (5,949,756)
                                                                 ---------------------------------------------------------
 Net increase ...............................................       665,882   $  8,012,139        992,376    $ 11,935,078
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ................................................     1,094,685   $ 13,069,392      1,683,998    $ 20,097,897
 Shares issued in reinvestment of distributions .............        80,109        955,934        114,967       1,372,578
 Shares redeemed ............................................      (200,165)    (2,394,944)      (661,037)     (7,911,839)
                                                                 ---------------------------------------------------------
 Net increase ...............................................       974,629   $ 11,630,382      1,137,928    $ 13,558,636
                                                                 ---------------------------------------------------------

                                                                       FRANKLIN TEXAS              FRANKLIN VIRGINIA
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold .................................................      488,049   $  5,083,232      2,851,741    $ 32,713,167
 Shares issued in reinvestment of distributions ..............      114,464      1,191,575        430,015       4,919,037
 Shares redeemed .............................................     (706,109)    (7,348,889)    (1,592,998)    (18,209,525)
                                                                 ---------------------------------------------------------
 Net increase (decrease) .....................................     (103,596)  $ (1,074,082)     1,688,758    $ 19,422,679
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................    1,253,755   $ 13,258,083      5,387,624    $ 61,924,622
 Shares issued in reinvestment of distributions ..............      216,787      2,290,452        810,410       9,304,109
 Shares redeemed .............................................   (1,220,244)   (12,888,588)    (3,016,599)    (34,661,680)
                                                                 ---------------------------------------------------------
 Net increase ................................................      250,298   $  2,659,947      3,181,435    $ 36,567,051
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold .................................................      112,221   $  1,192,950        463,569    $  5,353,252
 Shares issued in reinvestment of distributions ..............        5,970         63,068         36,987         426,514
 Shares redeemed .............................................      (59,555)      (631,334)      (205,956)     (2,373,465)
                                                                 ---------------------------------------------------------
 Net increase ................................................       58,636   $    624,684        294,600    $  3,406,301
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................      112,161   $  1,203,823        986,580    $ 11,408,657
 Shares issued in reinvestment of distributions ..............       12,801        137,274         65,672         759,900
 Shares redeemed .............................................     (125,368)    (1,347,125)      (273,035)     (3,159,685)
                                                                 ---------------------------------------------------------
 Net increase (decrease) .....................................         (406)  $     (6,028)       779,217    $  9,008,872
                                                                 ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       --------------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million, up to and including $250 million
          .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid (received) net commissions on sales of the Funds' shares, and paid contingent deferred sales charges for the period as follows:


                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                       ALABAMA       FLORIDA       GEORGIA      KENTUCKY       LOUISIANA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                     --------------------------------------------------------------------
Net commissions paid (received) ....................   $32,929      $539,745       $37,560       $(9,803)       $26,728
Contingent deferred sales charges ..................   $ 3,396      $ 59,009       $ 2,699        $   --        $15,081

                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                      MARYLAND      MISSOURI   NORTH CAROLINA     TEXAS        VIRGINIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                     --------------------------------------------------------------------
Net commissions paid ...............................   $70,720       $65,234      $136,295       $25,007        $49,154
Contingent deferred sales charges ..................   $17,754       $13,346      $ 24,223       $ 4,831        $ 8,215

The Funds paid transfer agent fees of $883,301 of which $625,070 was paid to Investor Services.

4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                       ALABAMA       FLORIDA       GEORGIA      KENTUCKY       LOUISIANA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                     --------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ............................................          $--           $--           $--    $  441,699     $  860,446
 2004 ............................................           --            --            --        65,389             --
 2005 ............................................           --            --            --       294,278             --
 2008 ............................................    1,941,746     5,064,848     1,458,712       305,529        545,898
 2009 ............................................      135,955     7,733,926       833,999            --        171,149
 2010 ............................................    7,179,861       245,369            --       413,791             --
                                                     --------------------------------------------------------------------
                                                     $9,257,562   $13,044,143    $2,292,711    $1,520,686     $1,577,493
                                                     --------------------------------------------------------------------

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONT.)


                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                      MARYLAND      MISSOURI   NORTH CAROLINA     TEXAS       VIRGINIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------------------
Capital loss carryovers expiring in:
 2008 ...........................................    $  558,734           $--    $  397,992    $  839,227     $2,299,181
 2009 ...........................................     1,288,544     1,738,727     3,608,862       753,447      1,407,973
 2010 ...........................................       119,821            --            --       278,960      1,188,255
                                                     --------------------------------------------------------------------
                                                     $1,967,099    $1,738,727    $4,006,854    $1,871,634     $4,895,409
                                                     --------------------------------------------------------------------

At February 28, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending February 28, 2003.

        FRANKLIN            FRANKLIN            FRANKLIN
         ALABAMA            LOUISIANA           MARYLAND
        TAX-FREE            TAX-FREE            TAX-FREE
       INCOME FUND         INCOME FUND         INCOME FUND
       ---------------------------------------------------
         $54,872             $2,329              $91,891

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout costs.

At August 31, 2002, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                       FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                        ALABAMA       FLORIDA        GEORGIA      KENTUCKY      LOUISIANA
                                                       TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND   INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                                     -----------------------------------------------------------------------
Investments at cost ...............................  $231,080,407 $1,655,451,277  $188,577,712   $ 98,228,387  $185,713,057
                                                     -----------------------------------------------------------------------
Unrealized appreciation ...........................    12,644,278    115,309,995    10,927,962      4,577,322     9,549,138
Unrealized depreciation ...........................    (1,067,958)    (1,681,487)   (1,838,342)      (774,853)   (1,468,820)
                                                     -----------------------------------------------------------------------
Net unrealized appreciation .......................  $ 11,576,320 $  113,628,508  $  9,089,620   $  3,802,469  $  8,080,318
                                                     -----------------------------------------------------------------------

                                                       FRANKLIN        FRANKLIN     FRANKLIN       FRANKLIN      FRANKLIN
                                                       MARYLAND        MISSOURI  NORTH CAROLINA      TEXAS       VIRGINIA
                                                       TAX-FREE        TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                      INCOME FUND    INCOME FUND   INCOME FUND    INCOME FUND   INCOME FUND
                                                     -----------------------------------------------------------------------
Investments at cost ...............................  $323,683,927   $470,141,675  $448,520,651   $106,742,954  $436,119,386
                                                     -----------------------------------------------------------------------
Unrealized appreciation ...........................    17,906,729     24,905,703    24,025,287      5,708,552    19,840,040
Unrealized depreciation ...........................       (51,971)    (1,767,539)     (462,203)    (6,057,866)   (2,032,366)
                                                     -----------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........  $ 17,854,758   $ 23,138,165  $ 23,563,084   $   (349,314) $ 17,807,674
                                                     -----------------------------------------------------------------------

FRANKLIN TAX-FREE TRUST

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2002 were as follows:


                                                       FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                        ALABAMA       FLORIDA       GEORGIA      KENTUCKY      LOUISIANA
                                                       TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------------------
Purchases .........................................   $33,335,605   $253,743,357  $11,528,686    $9,784,046   $19,662,304
Sales .............................................   $20,119,957   $230,586,494  $12,312,557    $5,275,790   $ 8,445,663

                                                       FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                       MARYLAND      MISSOURI   NORTH CAROLINA     TEXAS       VIRGINIA
                                                       TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------------------
Purchases .........................................   $29,649,940    $64,215,804  $45,351,447   $10,443,510   $49,113,288
Sales .............................................   $ 4,986,350    $39,350,631  $24,694,390   $13,733,958   $27,061,332





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LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global
  Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International
  (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund2
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund Mutual Shares Fund



FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S.
  Government Securities Fund3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust4
Franklin Short-Intermediate
  U.S. Government Securities Fund3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund3
Franklin Federal Money Fund3,5
Franklin Money Fund3,5

TAX-FREE INCOME6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund7
Tax-Exempt Money Fund3,5



STATE-SPECIFIC
TAX-FREE INCOME6
Alabama
Arizona
California8
Colorado
Connecticut
Florida8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts7
Michigan7
Minnesota7
Missouri
New Jersey
New York8
North Carolina
Ohio7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton
  Variable Insurance
  Products Trust9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02


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[GRAPHIC OMITTED]
FRANKLIN TEMPLETON LOGO ART

One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.





SEMIANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 S2002 10/02